[AMERICAN GENERAL LIFE COMPANIES LOGO]

                                               LAUREN W. JONES
                                               VICE PRESIDENT AND CHIEF COUNSEL,
                                               BUSINESS LINES LEGAL
                                               Direct Line (713) 831-8470
                                               FAX (713) 620-3878
                                               E-mail: Laurie.Jones@aglife.com

                                 April 30, 2012

BY EDGAR

Securities and Exchange Commission
Division of Investment Management
100 F Street N.E.
Washington, D.C. 20549

     Re:  American General Life Insurance Company and
          American General Life Insurance Company Separate Account VL-R ("Registrant")
          Platinum Investor(R) III - VUL
          File No. 333-43264 and No. 811-08561
          CIK No. 0001051485

Dear Ladies and Gentlemen:

     As Vice President and Chief Counsel, Business Lines Legal of American General Life Insurance Company ("AGL") and counsel to AGL, as the depositor for the Registrant and on behalf of the Registrant, I am transmitting for filing with the Commission pursuant to the Securities Act of 1933 (the "1933 Act") and Rule 101(a) of Regulation S-T, a conformed electronic format copy of Post-Effective Amendment No. 21, which also constitutes Amendment No. 163 under the Investment Company Act of 1940, to Registrant's Form N-6 Registration Statement for Platinum Investor(R) III variable universal life policies.

     Any questions or comments about the filing should be addressed to the undersigned at the above referenced number.

                                         Very truly yours,


                                         LAUREN W. JONES

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                  2919 Allen Parkway, L4-01 . Houston, TX 77019

                                                     Registration Nos. 333-43264
                                                                       811-08561

     As filed With the Securities and Exchange Commission on April 30, 2012

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]

     Pre-effective Amendment No.    [ ]

     Post-Effective Amendment No.   [21]

                                     and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                               [X]

     Amendment No.                  [163]

          AMERICAN GENERAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT VL-R
                           (Exact Name of Registrant)

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                               (Name of Depositor)

                              2727-A Allen Parkway
                            Houston, Texas 77019-2191
         (Address of Depositor's Principal Executive Offices) (Zip Code)

                                 (713) 831-8470
               (Depositor's Telephone Number, Including Area Code)

                         AMERICAN HOME ASSURANCE COMPANY
                               (Name of Guarantor)
                          175 Water Street, 18th Floor
                            New York, New York 10038

                                 (212) 770-7000
               (Guarantor's Telephone Number, Including Area Code)

                              Lauren W. Jones, Esq.
                        Vice President and Chief Counsel
                     American General Life Insurance Company
                            2919 Allen Parkway, L4-01
                            Houston, Texas 77019-2111

 (Name and Address of Agent for Service for Depositor, Registrant and Guarantor)

Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective (check appropriate box)

     [ ]  immediately upon filing pursuant to paragraph (b)

     [X]  on April 30, 2012 pursuant to paragraph (b)

     [ ]  60 days after filing pursuant to paragraph (a)(1)

     [ ]  on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PLATINUM INVESTOR(R) III
FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
(the "Policies") issued by
AMERICAN GENERAL LIFE INSURANCE COMPANY ("AGL") through its Separate Account VL-R

                           THIS PROSPECTUS IS DATED
                                APRIL 30, 2012

This prospectus describes Platinum Investor III flexible premium variable universal life insurance Policies issued by AGL. Platinum Investor III Policies provide life insurance coverage with flexibility in death benefits, PREMIUM PAYMENTS and INVESTMENT OPTIONS. During the lifetime of the INSURED PERSON you may designate or change the BENEFICIARY to whom Platinum Investor III pays the DEATH BENEFIT upon the insured person's death. You choose one of three death benefit options. We guarantee a death benefit if the MONTHLY GUARANTEE PREMIUM is paid and your Policy has not lapsed. AGL no longer sells Platinum
Investor III Policies.

For information on how to contact AGL, please see "CONTACT INFORMATION" page 5.

The Index of Special Words and Phrases on page 62 will refer you to pages that contain more about many of the words and phrases that we use. All of the words and phrases listed in the Index will be underlined and written in BOLD the first time they appear in this prospectus.

This prospectus generally describes only the variable portions of the Policy, except where the FIXED ACCOUNT is specifically mentioned. Please read this prospectus carefully and keep it for future reference.

The AGL declared fixed interest account ("Fixed Account") is the fixed investment option for these Policies. You can also use AGL's SEPARATE ACCOUNT VL-R ("Separate Account") to invest in the Platinum Investor III VARIABLE INVESTMENT OPTIONS. Currently, the Platinum Investor III variable investment options each purchase shares of a corresponding FUND of:

..   AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("Invesco
    V.I.")

..   The Alger Portfolios ("Alger")

..   American Century(R) Variable Portfolios, Inc. ("American Century(R) VP")

..   Fidelity(R) Variable Insurance Products ("Fidelity(R) VIP")

..   Franklin Templeton Variable Insurance Products Trust ("Franklin Templeton
    VIP")

..   Janus Aspen Series ("Janus Aspen")

..   JPMorgan Insurance Trust ("JPMorgan IT")

..   MFS(R) Variable Insurance Trust ("MFS(R) VIT")

..   Neuberger Berman Advisers Management Trust ("Neuberger Berman AMT")

..   Oppenheimer Variable Account Funds ("Oppenheimer")

..   PIMCO Variable Insurance Trust ("PIMCO VIT")

..   Pioneer Variable Contracts Trust ("Pioneer")

..   Putnam Variable Trust ("Putnam VT")

..   SunAmerica Series Trust ("SunAmerica ST")

..   VALIC Company I ("VALIC Co. I")

..   Vanguard(R) Variable Insurance Fund ("Vanguard VIF")

See "Variable Investment Options" on page 21 for a complete list of the variable investment options and the respective advisers and sub-advisers of the corresponding Funds. You should also read the prospectuses of the Funds underlying the variable investment options that may interest you. You can request free copies from your AGL representative or from our ADMINISTRATIVE CENTER shown under "Contact Information" on page 5.

THERE IS NO GUARANTEED CASH SURRENDER VALUE FOR AMOUNTS ALLOCATED TO THE VARIABLE INVESTMENT OPTIONS.

IF THE CASH SURRENDER VALUE (THE CASH VALUE REDUCED BY ANY LOAN BALANCE) IS INSUFFICIENT TO COVER THE CHARGES DUE UNDER THE POLICY, THE POLICY MAY TERMINATE WITHOUT VALUE.

BUYING THIS POLICY MIGHT NOT BE A GOOD WAY OF REPLACING YOUR EXISTING INSURANCE OR ADDING MORE INSURANCE IF YOU ALREADY OWN A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY. YOU MAY WISH TO CONSULT WITH YOUR INSURANCE REPRESENTATIVE OR FINANCIAL ADVISER.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE POLICIES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY SIMILAR AGENCY. THEY ARE NOT A DEPOSIT OR OTHER OBLIGATION OF, NOR ARE THEY GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION. AN INVESTMENT IN A VARIABLE UNIVERSAL LIFE INSURANCE POLICY IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

THE POLICIES ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE POLICIES IN ANY JURISDICTION WHERE THEY CANNOT BE LAWFULLY SOLD. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS, OR ON SALES MATERIALS WE HAVE APPROVED OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

                               TABLE OF CONTENTS

POLICY BENEFITS/RISKS SUMMARY............................................................  6
POLICY BENEFITS..........................................................................  6
   YOUR SPECIFIED AMOUNT.................................................................  6
   DEATH BENEFIT.........................................................................  6
       DEATH BENEFIT PROCEEDS............................................................  6
       DEATH BENEFIT OPTION 1, OPTION 2 AND OPTION 3.....................................  6
          DEATH BENEFIT OPTION 1.........................................................  7
          DEATH BENEFIT OPTION 2.........................................................  7
          DEATH BENEFIT OPTION 3.........................................................  7
   FULL SURRENDERS, PARTIAL SURRENDERS, TRANSFERS, AND POLICY LOANS......................  7
       FULL SURRENDERS...................................................................  7
       PARTIAL SURRENDERS................................................................  7
       TRANSFERS.........................................................................  7
       POLICY LOANS......................................................................  7
   PREMIUMS..............................................................................  8
       FLEXIBILITY OF PREMIUMS...........................................................  8
       FREE LOOK.........................................................................  8
   THE POLICY............................................................................  8
       OWNERSHIP RIGHTS..................................................................  8
       SEPARATE ACCOUNT..................................................................  8
       FIXED ACCOUNT.....................................................................  8
       ACCUMULATION VALUE................................................................  8
       PAYMENT OPTIONS...................................................................  8
       TAX BENEFITS......................................................................  8
   SUPPLEMENTAL BENEFITS AND RIDERS......................................................  9
POLICY RISKS.............................................................................  9
   INVESTMENT RISK.......................................................................  9
   RISK OF LAPSE.........................................................................  9
   TAX RISKS.............................................................................  9
   PARTIAL SURRENDER AND FULL SURRENDER RISKS............................................ 10
   POLICY LOAN RISKS..................................................................... 10
PORTFOLIO RISKS.......................................................................... 10
TABLES OF CHARGES........................................................................ 11
GENERAL INFORMATION...................................................................... 17
   AMERICAN GENERAL LIFE INSURANCE COMPANY............................................... 17
   SEPARATE ACCOUNT VL-R................................................................. 18
   GUARANTEE OF INSURANCE OBLIGATIONS.................................................... 18
   ADDITIONAL INFORMATION................................................................ 19
   COMMUNICATION WITH AGL................................................................ 19
       ADMINISTRATIVE CENTER............................................................. 19
       E-DELIVERY, E-SERVICE, TELEPHONE TRANSACTIONS AND WRITTEN TRANSACTIONS............ 19
          E-DELIVERY..................................................................... 19
          E-SERVICE...................................................................... 20
          E-SERVICE TRANSACTIONS, TELEPHONE TRANSACTIONS AND WRITTEN TRANSACTIONS........ 20
       ONE-TIME PREMIUM PAYMENTS USING E-SERVICE......................................... 20
       TELEPHONE TRANSACTIONS............................................................ 21
       GENERAL........................................................................... 21
   VARIABLE INVESTMENT OPTIONS........................................................... 21
   VOTING PRIVILEGES..................................................................... 25
   FIXED ACCOUNT......................................................................... 25
       OUR GENERAL ACCOUNT............................................................... 26

       HOW WE DECLARE INTEREST..................................................... 26
   ILLUSTRATIONS................................................................... 26
POLICY FEATURES.................................................................... 27
   AGE............................................................................. 27
   DEATH BENEFITS.................................................................. 27
       YOUR SPECIFIED AMOUNT OF INSURANCE.......................................... 27
       YOUR DEATH BENEFIT.......................................................... 27
       REQUIRED MINIMUM DEATH BENEFIT.............................................. 28
       BASE COVERAGE AND SUPPLEMENTAL COVERAGE..................................... 29
   PREMIUM PAYMENTS................................................................ 30
       PREMIUM PAYMENTS............................................................ 30
       PREMIUM PAYMENTS AND TRANSACTION REQUESTS IN GOOD ORDER..................... 31
       LIMITS ON PREMIUM PAYMENTS.................................................. 31
       CHECKS...................................................................... 31
       PLANNED PERIODIC PREMIUMS................................................... 31
       MONTHLY GUARANTEE PREMIUMS.................................................. 32
       FREE LOOK PERIOD............................................................ 33
   CHANGING YOUR INVESTMENT OPTION ALLOCATIONS..................................... 33
       FUTURE PREMIUM PAYMENTS..................................................... 33
       TRANSFERS OF EXISTING ACCUMULATION VALUE.................................... 33
          CHARGES.................................................................. 33
          RESTRICTIONS ON TRANSFERS FROM VARIABLE INVESTMENT OPTIONS............... 34
          RESTRICTIONS ON TRANSFERS FROM THE FIXED ACCOUNT......................... 34
       DOLLAR COST AVERAGING....................................................... 34
       AUTOMATIC REBALANCING....................................................... 34
       MARKET TIMING............................................................... 35
       RESTRICTIONS INITIATED BY THE FUNDS AND INFORMATION SHARING OBLIGATIONS..... 36
   CHANGING THE SPECIFIED AMOUNT OF INSURANCE...................................... 36
       INCREASE IN COVERAGE........................................................ 36
       DECREASE IN COVERAGE........................................................ 37
   CHANGING DEATH BENEFIT OPTIONS.................................................. 37
       CHANGE OF DEATH BENEFIT OPTION.............................................. 37
       TAX CONSEQUENCES OF CHANGES IN INSURANCE COVERAGE........................... 38
       EFFECT OF CHANGES IN INSURANCE COVERAGE ON GUARANTEE PERIOD................. 38
   EFFECTIVE DATE OF POLICY AND RELATED TRANSACTIONS............................... 38
       VALUATION DATES, TIMES, AND PERIODS......................................... 38
       FUND PRICING................................................................ 38
       DATE OF RECEIPT............................................................. 38
       COMMENCEMENT OF INSURANCE COVERAGE.......................................... 39
       DATE OF ISSUE; POLICY MONTHS AND YEARS...................................... 39
       MONTHLY DEDUCTION DAYS...................................................... 39
       COMMENCEMENT OF INVESTMENT PERFORMANCE...................................... 39
       EFFECTIVE DATE OF OTHER PREMIUM PAYMENTS AND REQUESTS THAT YOU MAKE......... 39
   REPORTS TO POLICY OWNERS........................................................ 40
ADDITIONAL BENEFIT RIDERS.......................................................... 40
   RIDERS.......................................................................... 40
       ACCIDENTAL DEATH BENEFIT RIDER.............................................. 40
       CHILDREN'S INSURANCE BENEFIT RIDER.......................................... 40
       MATURITY EXTENSION RIDER.................................................... 41
       SPOUSE TERM RIDER........................................................... 42
       TERMINAL ILLNESS RIDER...................................................... 42
       WAIVER OF MONTHLY DEDUCTION RIDER........................................... 42
   TAX CONSEQUENCES OF ADDITIONAL RIDER BENEFITS................................... 43

 POLICY TRANSACTIONS....................................................... 43
    E-DELIVERY, E-SERVICE, TELEPHONE TRANSACTIONS AND WRITTEN TRANSACTIONS. 43
    WITHDRAWING POLICY INVESTMENTS......................................... 43
        FULL SURRENDER..................................................... 43
        PARTIAL SURRENDER.................................................. 43
        EXCHANGE OF POLICY IN CERTAIN STATES............................... 44
        POLICY LOANS....................................................... 44
        PREFERRED LOAN INTEREST RATE....................................... 44
        MATURITY OF YOUR POLICY............................................ 45
        TAX CONSIDERATIONS................................................. 45
 POLICY PAYMENTS........................................................... 45
    PAYMENT OPTIONS........................................................ 45
        CHANGE OF PAYMENT OPTION........................................... 46
        TAX IMPACT......................................................... 46
    THE BENEFICIARY........................................................ 46
    ASSIGNMENT OF A POLICY................................................. 46
    PAYMENT OF PROCEEDS.................................................... 46
        GENERAL............................................................ 46
        DELAY OF FIXED ACCOUNT PROCEEDS.................................... 47
        DELAY FOR CHECK CLEARANCE.......................................... 47
        DELAY OF SEPARATE ACCOUNT VL-R PROCEEDS............................ 47
        DELAY TO CHALLENGE COVERAGE........................................ 47
        DELAY REQUIRED UNDER APPLICABLE LAW................................ 48
 ADDITIONAL RIGHTS THAT WE HAVE............................................ 48
 VARIATIONS IN POLICY OR INVESTMENT OPTION TERMS AND CONDITIONS............ 48
        UNDERWRITING AND PREMIUM CLASSES................................... 48
        POLICIES PURCHASED THROUGH "INTERNAL ROLLOVERS".................... 49
        STATE LAW REQUIREMENTS............................................. 49
        EXPENSES OR RISKS.................................................. 49
        UNDERLYING INVESTMENTS............................................. 49
 CHARGES UNDER THE POLICY.................................................. 49
        STATUTORY PREMIUM TAX CHARGE....................................... 49
        TAX CHARGE BACK.................................................... 49
        PREMIUM EXPENSE CHARGE............................................. 49
        DAILY CHARGE (MORTALITY AND EXPENSE RISK FEE)...................... 49
        FEES AND EXPENSES AND MONEY MARKET INVESTMENT OPTIONS.............. 50
        FLAT MONTHLY CHARGE................................................ 50
        MONTHLY CHARGE PER $1,000 OF BASE COVERAGE......................... 50
        MONTHLY INSURANCE CHARGE........................................... 50
        MONTHLY CHARGES FOR ADDITIONAL BENEFIT RIDERS...................... 51
        SURRENDER CHARGE................................................... 51
        PARTIAL SURRENDER PROCESSING FEE................................... 52
        TRANSFER FEE....................................................... 52
        ILLUSTRATIONS...................................................... 52
        POLICY LOANS....................................................... 52
        CHARGE FOR TAXES................................................... 52
        ALLOCATION OF CHARGES.............................................. 53
    MORE ABOUT POLICY CHARGES.............................................. 53
        PURPOSE OF OUR CHARGES............................................. 53
        GENERAL............................................................ 53
 ACCUMULATION VALUE........................................................ 53
        YOUR ACCUMULATION VALUE............................................ 53
        YOUR INVESTMENT OPTIONS............................................ 53

POLICY LAPSE AND REINSTATEMENT..................................................................... 54
FEDERAL TAX CONSIDERATIONS......................................................................... 54
   TAX EFFECTS..................................................................................... 55
       GENERAL..................................................................................... 55
       TESTING FOR MODIFIED ENDOWMENT CONTRACT STATUS.............................................. 55
       OTHER EFFECTS OF POLICY CHANGES............................................................. 56
       RIDER BENEFITS.............................................................................. 56
       TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT..... 56
       TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS A MODIFIED ENDOWMENT CONTRACT......... 56
       POLICY LAPSES AND REINSTATEMENTS............................................................ 57
       DIVERSIFICATION AND INVESTOR CONTROL........................................................ 57
       ESTATE AND GENERATION SKIPPING TAXES........................................................ 58
       LIFE INSURANCE IN SPLIT DOLLAR ARRANGEMENTS................................................. 58
       PENSION AND PROFIT-SHARING PLANS............................................................ 59
       OTHER EMPLOYEE BENEFIT PROGRAMS............................................................. 59
       ERISA....................................................................................... 59
       OUR TAXES................................................................................... 60
       WHEN WE WITHHOLD INCOME TAXES............................................................... 60
       TAX CHANGES................................................................................. 60
LEGAL PROCEEDINGS.................................................................................. 60
FINANCIAL STATEMENTS............................................................................... 61
REGISTRATION STATEMENTS............................................................................ 61
INDEX OF SPECIAL WORDS AND PHRASES................................................................. 62

                                             CONTACT INFORMATION
                                            --------------------
ADDRESSES AND TELEPHONE NUMBERS: HERE IS HOW YOU CAN CONTACT US ABOUT THE PLATINUM INVESTOR III POLICIES.

               ADMINISTRATIVE CENTER:                       HOME OFFICE:              PREMIUM PAYMENTS:
----------------------------------------------------- -------------------------- ----------------------------
(EXPRESS DELIVERY)         (U.S. MAIL)                2727-A Allen Parkway       (EXPRESS DELIVERY)
VUL Administration         VUL Administration         Houston, Texas 77019-2191  Payment Processing Center
2727-A Allen Parkway       P. O. Box 4880             1-713-831-3443             8430 W. Bryn Mawr Avenue
Houston, Texas 77019-2191  Houston, Texas 77210-4880  1-800-340-2765             3/rd/ Floor Lockbox 0842
1-713-831-3443,                                                                  Chicago, IL 60631
1-800-340-2765                                                                   (U.S. MAIL)
(Hearing Impaired)                                                               Payment Processing Center
1-888-436-5256                                                                   P.O. Box 0842
Fax: 1-713-620-6653                                                              Carol Stream, IL 60132-0993
(EXCEPT PREMIUM PAYMENTS)

                         POLICY BENEFITS/RISKS SUMMARY

   This summary describes the Policy's important benefits and risks. The sections in this prospectus following this summary discuss the Policy's benefits and other provisions in more detail.

   AGL no longer sells Platinum Investor III Policies.

                                POLICY BENEFITS

   During the insured person's lifetime, you may, within limits, (1) change the amount of insurance, (2) borrow or withdraw amounts you have invested,
(3) choose when and how much you invest, (4) choose whether your ACCUMULATION VALUE or amount of premiums under your Policy, upon the insured person's death, will be added to the insurance proceeds we otherwise will pay to the beneficiary, and (5) add or delete certain other optional benefits that we make available by rider to your Policy. At the time of purchase, you can decide whether your Policy will be subject to certain tax rules that maximize the cash value or rules that maximize the insurance coverage.

   You may currently allocate your accumulation value among up to 57 variable investment options available under the Policy, each of which invests in an underlying fund (each available portfolio is referred to in this prospectus as a "FUND," and collectively, the "Funds"), and the Fixed Account, which credits a specified rate of interest.

   Any Policy owner whose Policy was issued before May 1, 2006 may invest in 10 investment options that are not available to any other Policy owners. There are restrictions on the use of four additional investment options. See "Variable Investment Options" on page 21.

   Your accumulation value will vary based on the investment performance of the variable investment options you choose and interest credited in the Fixed Account.

YOUR SPECIFIED AMOUNT

   In your application to buy a Platinum Investor III Policy, you tell us how much life insurance coverage you want. We call this the "SPECIFIED AMOUNT" of insurance. The Policy is available for specified amounts of $50,000 or more. The specified amount consists of what we refer to as "BASE COVERAGE" plus any "SUPPLEMENTAL COVERAGE" you select. You decide how much base coverage and supplemental coverage you want. Base coverage must be at least 10% of the specified amount. We pay compensation to your insurance agent's broker-dealer for the sale of both base and supplemental coverages. We pay a different level of compensation based on the amounts of base and supplemental coverages you select. See "Base coverage and supplemental coverage" on page 29.

DEATH BENEFIT

..   Death Benefit Proceeds: We pay the death benefit proceeds (reduced by any outstanding POLICY LOANS and increased by any unearned LOAN INTEREST) to the beneficiary when the insured person dies. We provide a guarantee of a death benefit, contingent upon payment of the required premiums, equal to the specified amount (less any indebtedness) and any applicable benefit riders for a specified period. This guarantee is not applicable if your Policy has lapsed.

..   Death Benefit Option 1, Option 2 and Option 3: Owners whose Policies were issued before June 1, 2002 could choose only death benefit OPTION 1 or death benefit OPTION 2. You can choose death benefit Option 1 or Option 2 at the time of your application or at any later time before the death of the insured person. You can choose death benefit OPTION 3 only at the time of your application. You must choose one of the three Options when you apply for your Policy.

   . Death Benefit Option 1 is the specified amount on the date of the insured person's death.

   . Death Benefit Option 2 is the sum of (a) the specified amount on the date of the insured person's death and (b) the Policy's accumulation value as of the date of death.

   . Death Benefit Option 3 is the sum of (a) the death benefit we would pay under Option 1 and (b) the cumulative amount of premiums you paid for the Policy and any riders. The death benefit payable will be reduced by any amounts waived under the Waiver of Monthly Deduction Rider and any PARTIAL SURRENDERS. Additional premiums you pay for the Policy and any riders following a partial surrender are not considered part of the "cumulative amount of premiums you paid" until the total value of the premiums paid is equivalent to or greater than the amount surrendered.

   Federal tax law may require us to increase the death benefit under any of the above death benefit Options. See "REQUIRED MINIMUM DEATH BENEFIT" on page 28.

FULL SURRENDERS, PARTIAL SURRENDERS, TRANSFERS, AND POLICY LOANS

..   Full Surrenders: At any time while the Policy is in force, you may
    SURRENDER your Policy in full. If you do, we will pay you the accumulation value, less any Policy loans, plus any unearned loan interest, and less any surrender charge that then applies. We call this amount your "CASH SURRENDER VALUE." You cannot REINSTATE a surrendered Policy. A full surrender MAY HAVE ADVERSE TAX CONSEQUENCES.

..   Partial Surrenders: You may, at any time after the first POLICY YEAR, make a partial surrender of your Policy's cash surrender value. A partial surrender must be at least $500. We do not allow partial surrenders that would reduce the death benefit below $50,000. A partial surrender is also subject to any surrender charge that then applies. A PARTIAL SURRENDER MAY HAVE ADVERSE TAX CONSEQUENCES.

..   Transfers: Within certain limits, you may make TRANSFERS among the variable investment options and the Fixed Account. You may make up to twelve transfers of accumulation value among the variable investment options in each Policy year without charge. We will assess a $25 charge for each transfer after the 12th transfer in a Policy year. There are special limits on transfers involving the Fixed Account.

..   Policy Loans: You may take a loan from your Policy at any time. The maximum loan amount you may take is equal to your Policy's cash surrender value less the loan interest that will be payable on your loan to your next
    Policy anniversary. The minimum loan you may take is $500 or, if less, an amount equal to your Policy's cash surrender value less the loan interest payable to your next Policy anniversary. We charge you interest on your loan at an annual effective rate of 4.75%, which is equal to 4.54% payable in advance. We credit interest monthly on loaned amounts; we guarantee an annual effective interest rate of 4.00%. After the tenth Policy year, you may take a PREFERRED LOAN from your Policy. You may increase your risk of LAPSE if you take a loan. LOANS MAY HAVE ADVERSE TAX CONSEQUENCES.

PREMIUMS

..   Flexibility of Premiums: After you pay the initial premium, you can pay premiums at any time (prior to the Policy's MATURITY) and in any amount less than the maximum amount allowed under tax laws. You can select a premium payment plan to pay "PLANNED PERIODIC PREMIUMS" monthly, quarterly, semiannually, or annually. You are not required to pay premiums according to the plan. You may also choose to have premiums automatically deducted from your bank account or other source under our automatic payment plan. Under certain circumstances, we may limit the amount of a premium payment or reject a premium payment.

..   Free Look: When you receive your Policy, the FREE LOOK period begins. You may return your Policy during this period and receive a refund. We will refund the greater of (i) any premium payments received by us or (ii) your accumulation value plus any charges that have been deducted prior to allocation to your specified investment options. The free look period generally expires 10 days after you receive the Policy.

THE POLICY

..   Ownership Rights: While the insured person is living, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the beneficiary, changing the owner, and assigning the Policy.

..   Separate Account: You may direct the money in your Policy to any of the available variable investment options of the Separate Account. Each variable investment option invests exclusively in one of the Funds listed in this prospectus. The value of your investment in a variable investment option depends on the investment results of the related Fund. We do not guarantee any minimum cash value for amounts allocated to the variable investment options. If the Fund investments go down, the value of a Policy can decline.

..   Fixed Account: You may place amounts in the Fixed Account where it earns interest at the rate of 4% annually. We may declare higher rates of interest, but are not obligated to do so.

..   Accumulation Value: Your accumulation value is the sum of your amounts in the variable investment options and the Fixed Account. Accumulation value varies from day to day, depending on the investment performance of the variable investment options you choose, interest we credit to the Fixed Account, charges we deduct, and any other transactions (e.g., transfers, partial surrenders and loans).

..   Payment Options: There are several ways of receiving proceeds under the death benefit, surrender, and maturity provisions of the Policy, other than in a lump sum. More detailed information concerning these PAYMENT OPTIONS is available on request from our Administrative Center shown under "Contact Information" on page 5. Also see "Payment Options" on page 45.

..   Tax Benefits: The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludable from the gross income of the beneficiary. In addition, this means that under a qualifying life insurance policy, cash value builds up on a tax deferred basis and transfers of cash value among the available investment options under the policy may be made tax free. Under a qualifying life insurance policy that is not a MODIFIED ENDOWMENT CONTRACT ("MEC"), the proceeds from Policy loans would not be taxed. If the Policy is not a MEC, distributions after the 15/th/ Policy year generally will be treated first as a return of BASIS or investment in the Policy and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

SUPPLEMENTAL BENEFITS AND RIDERS

   You may be eligible to add additional rider benefits to your Policy. We offer several riders that provide supplemental benefits under the Policy, such as the Accidental Death Benefit Rider, which provides an additional death benefit payable if the insured person dies from bodily injury that results from an accident. For most of the riders that you choose, a charge, which is shown on page 3 of your Policy, will be deducted from your accumulation value on each monthly deduction day. Eligibility for and changes in these benefits are subject to our rules and procedures as well as Internal Revenue Service guidance and rules that pertain to the Code's definition of life insurance in effect from time to time. Not all riders are available in all states.

                                 POLICY RISKS

INVESTMENT RISK

   The Policy is not suitable as a short-term investment. We designed the Policy to meet long-term financial goals. In the Policy's early years, if the total charges exceed total premiums paid or if your investment choices perform poorly, your Policy may not have any cash surrender value. The surrender charge is large enough in the Policy's early years so that if you fully surrender your Policy you may receive no cash surrender value. If you take multiple partial surrenders, your accumulation value may not cover required charges and your Policy would lapse.

   If you invest your accumulation value in one or more variable investment options, then you will be subject to the risk that investment performance will be unfavorable. You will also be subject to the risk that the accumulation value will decrease because of the unfavorable performance and the resulting higher insurance charges. You could lose everything you invest. You will also be subject to the risk that the investment performance of the variable investment options you choose may be less favorable than that of other variable investment options, and in order to keep the Policy in force may be required to pay more premiums than originally planned. WE DO NOT GUARANTEE A MINIMUM ACCUMULATION VALUE.

   If you allocate net premiums to the Fixed Account, then we credit your accumulation value (in the Fixed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.

RISK OF LAPSE

   If your cash surrender value is not enough to pay the charges deducted against your accumulation value each month, your Policy may enter a 61-day GRACE PERIOD. We will notify you that the Policy will lapse (terminate without value) at the end of the grace period unless you make a sufficient payment. Your Policy may also lapse if outstanding Policy loans plus any accrued interest payable exceeds the cash surrender value. While the monthly guarantee premium provision is applicable to your Policy, if you pay the monthly guarantee premiums your Policy will not lapse and we will provide a death benefit depending on the death benefit option you chose.

TAX RISKS

   We anticipate that the Policy should generally qualify as a life insurance contract under federal tax law. However, due to limited guidance under the Federal tax law, there is some uncertainty about the application of the federal tax law to the Policy, particularly if you pay the full amount of premiums permitted under the Policy. Please consult a tax adviser about these consequences.

   Depending on the total amount of premiums you pay, the Policy may be treated as a MEC under federal tax laws. If a Policy is treated as a MEC, then surrenders, partial surrenders, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 59 1/2.

   See "Federal Tax Considerations" on page 54. You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

PARTIAL SURRENDER AND FULL SURRENDER RISKS

   The surrender charge under the Policy applies for the first 10 Policy years (and for a maximum of the first 10 Policy years after any requested increase in the Policy's specified amount) in the event you surrender the Policy or decrease the specified amount. The surrender charge may be considerable. It is possible that you will receive no cash surrender value if you surrender your Policy in the first few Policy years. Any outstanding loan balance reduces the amount available to you upon a partial or full surrender. Under Death Benefit Option 3, partial surrenders reduce the Policy's death benefit until the total value of the premiums you pay after the partial surrender is equivalent to or greater than the amount surrendered. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the accumulation value in the near future. We designed the Policy to help meet long-term financial goals.

   A PARTIAL SURRENDER OR FULL SURRENDER MAY HAVE ADVERSE TAX CONSEQUENCES.

POLICY LOAN RISKS

   A Policy loan, whether or not repaid, will affect accumulation value over time because we subtract the amount of the loan and any accrued interest from the variable investment options and/or Fixed Account as collateral, and this loan collateral does not participate in the investment performance of the variable investment options or receive any excess interest credited to the Fixed Account.

   We reduce the amount we pay on the insured person's death by the amount of any Policy loan and any accrued interest. Your Policy may lapse (terminate without value) if outstanding Policy loans plus any accrued interest payable reduce the cash surrender value to zero.

   If you surrender the Policy or allow it to lapse while a Policy loan remains outstanding, the amount of the loan, to the extent it has not been previously taxed, is treated as a distribution from the Policy and may be subject to federal income taxation.

                                PORTFOLIO RISKS

   A discussion of the risks of each Fund may be found in its prospectus. Please refer to the Funds' prospectuses for more information. You may request a copy of any or all of the Fund prospectuses by contacting your AGL representative or the Administrative Center shown under "Contact Information" on page 5.

   There is no assurance that any of the Funds will achieve its stated investment objective.

                               TABLES OF CHARGES

   The following tables describe the fees and expenses that are payable, when buying, owning and surrendering a Policy. No Policy owner will be charged more than the amount we show under the "Maximum Guaranteed Charge" columns.

   The first tables describe the fees and expenses that are payable at the time that you (1) buy a Policy, (2) surrender a Policy during the first 10 Policy years and the first 10 Policy years following an increase in the Policy's base coverage, (3) change a Policy's specified amount, or (4) transfer accumulation value between investment options.

                                 TRANSACTION FEES
                                 ----------------
                       WHEN CHARGE IS     MAXIMUM GUARANTEED
CHARGE                    DEDUCTED              CHARGE           CURRENT CHARGE
------               -------------------- -------------------  -------------------
STATUTORY PREMIUM    Upon receipt of      3.5%/1/ of each      3.5%/1/ of each
  TAX CHARGE         each premium payment premium payment/2/   premium payment/2/

PREMIUM EXPENSE      Upon receipt of      7.5% of the amount   5.0% of the amount
  CHARGE             each premium payment of each premium      of each premium
                                          payment remaining    payment remaining
                                          after deduction of   after deduction of
                                          the premium tax      the premium tax
                                          charge               charge

--------
/1/ Statutory premium tax rates vary by state. For example, the highest premium tax rate, 3.5%, is in the state of Nevada, while the lowest premium tax rate, 0.50%, is in the state of Illinois. Certain local jurisdictions may assess additional premium taxes.
/2/ Instead of a premium tax charge, we assess a tax charge back of 1.78% of each premium payment for Policy owners residing in Oregon. See "Tax charge back" on page 49.

                                 TRANSACTION FEES
                                 ----------------
                        WHEN CHARGE IS      MAXIMUM GUARANTEED
CHARGE                     DEDUCTED               CHARGE            CURRENT CHARGE
------                -------------------   -------------------   -------------------
SURRENDER CHARGE

  Maximum Charge/1/   Upon a partial        $48 per $1,000 of     $48 per $1,000 of
                      surrender or a full   base coverage         base coverage
                      surrender of your
                      Policy/2/

  Minimum Charge/3/   Upon a partial        $1 per $1,000 of      $1 per $1,000 of
                      surrender or a full   base coverage         base coverage
                      surrender of your
                      Policy/2/

  Example Charge -    Upon a partial        $18 per $1,000 of     $18 per $1,000 of
   for the first      surrender or a full   base coverage         base coverage
   Policy year -      surrender of your
   for a 40 year      Policy/2/
   old male, with a
   Specified Amount
   of $360,000, of
   which $252,000
   is base
   coverage/2/

PARTIAL SURRENDER     Upon a partial        The lesser of $25     $10
  PROCESSING FEE      surrender of your     or 2.0% of the
                      Policy                partial surrender

TRANSFER FEE          Upon a transfer of    $25 for each          $25 for each
                      accumulation value    transfer/4/           transfer/4/

POLICY OWNER          Upon each request     $25                   $0
  ADDITIONAL          for a Policy
  ILLUSTRATION        illustration after
  CHARGE              the first in a
                      Policy year

--------
/1/ The Maximum Charge for both the maximum guaranteed charge and the current charge occurs during the insured person's first Policy year. The Maximum Charge is for a male, standard tobacco, age 60 at the Policy's DATE OF ISSUE, with a Specified Amount of $360,000, all of which is base coverage.
/2/ The Policies have a Surrender Charge that applies for a maximum of the first 10 Policy years and for a maximum of the first 10 Policy years following an increase in the Policy's base coverage. The Surrender Charge attributable to an increase in the Policy's base coverage applies only to the increase in base coverage. The Surrender Charge will vary based on the insured person's sex, age, premium class, Policy year and base coverage. Surrender Charge attributable to an increase in the Policy's base coverage applies only to the increase in base coverage. See "Base coverage and supplemental coverage" on page 29. The Surrender Charges shown in the table may not be typical of the charges you will pay. Page 27 of your Policy will indicate the maximum guaranteed Surrender Charges applicable to your Policy. More detailed information concerning your Surrender Charge is available free of charge on request from our Administrative Center shown under "Contact Information" on page 5 of this prospectus.
/3/ The Minimum Charge for both the maximum guaranteed charge and the current charge occurs during the insured person's 10th Policy year. The Minimum Charge is for a female, juvenile, age 1 at the Policy's date of issue, with a Specified Amount of $360,000, of which $252,000 is base coverage and $108,000 is supplemental coverage.
/4/  The first 12 transfers in a Policy year are free of charge.

   The next tables describe the fees and expenses that you will pay during the time that you own the Policy, not including Fund fees and expenses.

                                 PERIODIC CHARGES
                       (OTHER THAN FUND FEES AND EXPENSES)
                        -----------------------------------
                        WHEN CHARGE IS      MAXIMUM GUARANTEED
CHARGE                     DEDUCTED               CHARGE            CURRENT CHARGE
------                -------------------   -------------------   -------------------
FLAT MONTHLY CHARGE   Monthly, at the       $6                    $6
                      beginning of each
                      Policy month
COST OF INSURANCE
  CHARGE/1/

  Maximum Charge/2/   Monthly, at the       $83.33 per $1,000     $27.68 per $1,000
                      beginning of each     of net amount at      of net amount at
                      Policy month          risk/3/               risk attributable
                                            attributable to       to base coverage;
                                            base coverage; and    and
                                            $83.33 per $1,000     $27.68 per $1,000
                                            of net amount at      of net amount at
                                            risk attributable     risk attributable
                                            to supplemental       to supplemental
                                            coverage              coverage

  Minimum Charge/4/   Monthly, at the       $0.06 per $1,000 of   $0.04 per $1,000 of
                      beginning of each     net amount at risk    net amount at risk
                      Policy month          attributable to       attributable to
                                            base coverage; and    base coverage; and
                                            $0.06 per $1,000 of   $0.03 per $1,000 of
                                            net amount at risk    net amount at risk
                                            attributable to       attributable to
                                            supplemental          supplemental
                                            coverage              coverage

  Example Charge      Monthly, at the       $0.25 per $1,000 of   $0.13 per $1,000 of
   for the first      beginning of each     net amount at risk    net amount at risk
   Policy year -      Policy month          attributable to       attributable to
   for a 40 year                            base coverage; and    base coverage; and
   old male,                                $0.25 per $1,000 of   $0.07 per $1,000 of
   preferred                                net amount at risk    net amount at risk
   non-tobacco,                             attributable to       attributable to
   with a Specified                         supplemental          supplemental
   Amount of                                coverage              coverage
   $360,000, of
   which $252,000
   is base coverage
   and $108,000 is
   supplemental
   coverage

--------
/1/ The Cost of Insurance Charge will vary based on the insured person's sex, age, premium class, Policy year and base and supplemental coverage amounts. See "Base coverage and supplemental coverage" on page 29. The Cost of Insurance Charges shown in the table may not be typical of the charges you will pay. Page 24 of your Policy will indicate the maximum guaranteed Cost of Insurance Charge applicable to your Policy. More detailed information concerning your Cost of Insurance Charge is available on request from our Administrative Center shown under "Contact Information" on page 5 of this prospectus. Also see "Illustrations" on page 26 of this prospectus.
/2/ The Maximum Charge for both the maximum guaranteed charge and the current charge occurs during the 12 months following the policy anniversary nearest the insured person's 99/th/ birthday. The policy anniversary nearest the insured person's 100/th/ birthday is the Policy's maximum maturity date. The Maximum Charge is for a male, standard tobacco, age 90 at the Policy's date of issue, with a Specified Amount of $99,999, all of which is base coverage.
/3/ The NET AMOUNT AT RISK is the difference between the current death benefit under your Policy and your accumulation value under the Policy.
/4/ The Minimum Charge for both the maximum guaranteed charge and the current charge occurs in Policy year 1. The Minimum Charge is for a female, juvenile, age 16 at the Policy's date of issue, with a Specified Amount of $1,000,000, of which $100,000 is base coverage and $900,000 is supplemental coverage.

                                 PERIODIC CHARGES
                       (OTHER THAN FUND FEES AND EXPENSES)
                        -----------------------------------
                        WHEN CHARGE IS     MAXIMUM GUARANTEED
CHARGE                     DEDUCTED              CHARGE           CURRENT CHARGE
------                -------------------  -------------------  -------------------
MONTHLY CHARGE PER
  $1,000 OF BASE
  COVERAGE/1/

  Maximum Charge -    Monthly, at the      $1.25 per $1,000 of  $1.25 per $1,000 of
   for a 75 year      beginning of each    base coverage        base coverage
   old male,          Policy month. This
   standard           Charge is imposed
   tobacco, with a    during the first 7
   Specified Amount   Policy years and
   of $360,000, of    the first 7 Policy
   which $360,000     years following an
   is base coverage   increase in base
                      coverage/2/

  Minimum Charge -    Monthly, at the      $0.03 per $1,000 of  $0.03 per $1,000 of
   for a 1 year old   beginning of each    base coverage        base coverage
   female,            Policy month. This
   juvenile, with a   Charge is imposed
   Specified Amount   during the first 7
   of $360,000, of    Policy years and
   which $36,000 is   the first 7 Policy
   base coverage      years following an
   and $324,000 is    increase in base
   supplemental       coverage/2/
   coverage

  Example Charge -    Monthly, at the      $0.16 per $1,000 of  $0.16 per $1,000 of
   for a 40 year      beginning of each    base coverage        base coverage
   old male,          Policy month. This
   standard           Charge is imposed
   non-tobacco,       during the first 7
   with a Specified   Policy years and
   Amount of          the first 7 Policy
   $360,000, of       years following an
   which $252,000     increase in base
   is base coverage   coverage/2/
   and $108,000 is
   supplemental
   coverage

  DAILY CHARGE        Daily                annual effective     annual effective
   (MORTALITY AND                          rate of 0.70% of     rate of 0.70% of
   EXPENSE RISK FEE)                       accumulation value   accumulation value
                                           invested in the      invested in the
   Policy years                            variable investment  variable investment
     1-10/ 3/                              options/ 3/          options/ 3/

POLICY LOAN           Annually (in         4.75% of the loan    4.75% of the loan
  INTEREST CHARGE     advance on your      balance/4/           balance/4/
                      Policy anniversary)

--------
/1/ The Monthly Charge per $1,000 of base coverage is applied only against each $1,000 of base coverage, and not against the Policy's supplemental coverage. The Monthly Charge per $1,000 of base coverage will vary based on the amount of base coverage and the insured person's sex, age and premium class. See "Base coverage and supplemental coverage" on page 29. The Monthly Charge per $1,000 of base coverage shown in the table may not be typical of the charges you will pay. Page 3A of your Policy will indicate the initial Monthly Charge per $1,000 of base coverage applicable to your Policy. Your Policy refers to this charge as the "Monthly Expense Charge for First Seven Years." There is no additional charge for illustrations at the time you apply for a Policy which may show various amounts of base coverage and supplemental coverage. When you become a Policy owner, we reserve the right to charge a $25 fee for each illustration after the first in each Policy year.
/2/ The charge assessed during the first 7 Policy years following an increase in base coverage is only upon the amount of the increase in base coverage.
/3/  After the 10/th/ Policy year, the DAILY CHARGE will be as follows:
     Policy years 11-20...........annual effective rate of 0.45%
     Policy years 21+.............annual effective rate of 0.10%
     These reductions in the amount of the daily charge are guaranteed.
/4/ We assess loan interest at the beginning of each Policy year at a rate of 4.54%. The 4.54% rate is equivalent to interest assessed at the end of the Policy year at an annual effective rate of 4.75%. See "Policy loans" on page 44.

   The next table describes the fees and expenses that you will pay if you choose an optional benefit rider during the time that you own the Policy.

                                 PERIODIC CHARGES
                          (OPTIONAL BENEFIT RIDERS ONLY)
                          ------------------------------
OPTIONAL BENEFIT        WHEN CHARGE IS      MAXIMUM GUARANTEED
RIDER CHARGES              DEDUCTED               CHARGE            CURRENT CHARGE
----------------      -------------------   -------------------   -------------------
ACCIDENTAL DEATH
  BENEFIT/1/

   Maximum Charge -   Monthly, at the       $0.15 per $1,000 of   $0.15 per $1,000 of
     for a 65 year    beginning of each     rider coverage        rider coverage
     old              Policy month

   Minimum Charge -   Monthly, at the       $0.07 per $1,000 of   $0.07 per $1,000 of
     for a 29 year    beginning of each     rider coverage        rider coverage
     old              Policy month

   Example Charge -   Monthly, at the       $0.09 per $1,000 of   $0.09 per $1,000 of
     for a 40 year    beginning of each     rider coverage        rider coverage
     old              Policy month

CHILDREN'S            Monthly, at the       $0.48 per $1,000 of   $0.48 per $1,000 of
  INSURANCE BENEFIT   beginning of each     rider coverage        rider coverage
                      Policy month

MATURITY EXTENSION    Monthly, at the       $10                   $0
  ACCUMULATION        beginning of the
  VALUE VERSION       Policy month which
                      follows your
                      original maturity
                      date

MATURITY EXTENSION
  DEATH BENEFIT
  VERSION

   Initial Charge     Monthly beginning 9   $1 per $1,000 of      $0.03 per $1,000 of
                      years before your     net amount at risk    net amount at risk
                      original maturity     attributable to the   attributable to the
                      date                  Policy (without any   Policy (without any
                                            riders)               riders)

   Administrative     Monthly, at the       $10                   $0
     Charge           beginning of the
                      Policy month which
                      follows your
                      original maturity
                      date

SPOUSE TERM/2/

   Maximum charge -   Monthly at the        $5.54 per $1,000 of   $4.61 per $1,000 of
     for a 75 year    beginning of each     rider coverage        rider coverage
     old male,        Policy month
     standard
     tobacco

   Minimum charge -   Monthly at the        $0.07 per $1,000 of   $0.01 per $1,000 of
     for a 15 year    beginning of each     rider coverage        rider coverage
     old female,      Policy month
     standard
     non-tobacco

   Example charge -   Monthly at the        $0.25 per $1,000 of   $0.15 per $1,000 of
     for a 40 year    beginning of each     rider coverage        rider coverage
     old male,        Policy month
     standard
     non-tobacco

--------
/1/ The charge for the Accidental Death Benefit Rider will vary based on the insured person's age.
/2/ The charge for the Spouse Term Rider will vary based on the Spouse's sex, age and premium class.

                                 PERIODIC CHARGES
                          (OPTIONAL BENEFIT RIDERS ONLY)
                          ------------------------------
OPTIONAL BENEFIT        WHEN CHARGE IS      MAXIMUM GUARANTEED
RIDER CHARGES              DEDUCTED               CHARGE            CURRENT CHARGE
----------------      -------------------   -------------------   -------------------
TERMINAL ILLNESS
  RIDER

   Interest on        At time benefit is    Greater of (1)        5.25%
     Benefit          paid and each         Moody's Bond
                      Policy anniversary    Average or (2) cash
                      thereafter            value interest rate
                                            plus 1%/1/

ADMINISTRATIVE FEE    At time of claim      $250                  $150

WAIVER OF MONTHLY
  DEDUCTION/2/

   Maximum Charge -   Monthly, at the       $0.40 per $1,000 of   $0.40 per $1,000 of
     for a 59 year    beginning of each     net amount at risk    net amount at risk
     old              Policy month          attributable to the   attributable to the
                                            Policy                Policy

   Minimum Charge -   Monthly, at the       $0.02 per $1,000 of   $0.02 per $1,000 of
     for an 18 year   beginning of each     net amount at risk    net amount at risk
     old              Policy month          attributable to the   attributable to the
                                            Policy                Policy

   Example Charge -   Monthly, at the       $0.03 per $1,000 of   $0.03 per $1,000 of
     for a 40 year    beginning of each     net amount at risk    net amount at risk
     old              Policy month          attributable to the   attributable to the
                                            Policy                Policy

--------
/1/  The guaranteed maximum interest rate will not exceed the greater of:
     . the Moody's corporate Bond Yield Average-Monthly Average Corporates for the month of October preceding the calendar year for which the loan interest rate is determined; or
     . the interest rate used to calculate cash values in the Fixed Account during the period for which the interest rate is determined, plus 1%.
/2/ The charge for the Waiver of Monthly Deduction Rider will vary based on the insured person's age when we assess the charge.

   The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the maximum and minimum Total Annual Fund Operating Expenses before contractual waiver or reimbursement for any of the Funds for the fiscal year ended December 31, 2011. Current and future expenses for the Funds may be higher or lower than those shown.

                        ANNUAL FUND FEES AND EXPENSES
              (EXPENSES THAT ARE DEDUCTED FROM THE FUND ASSETS)
               -------------------------------------------------
CHARGE                                                          MAXIMUM MINIMUM
------                                                          ------- -------
TOTAL ANNUAL FUND OPERATING EXPENSES FOR ALL OF THE FUNDS        1.16%   0.29%
  (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS INCLUDE
  MANAGEMENT FEES, DISTRIBUTION (12B-1) FEES, AND OTHER
  EXPENSES)/1/

   Details concerning each Fund's specific fees and expenses are contained in the Funds' prospectuses.

--------
/1/ Currently 8 of the Funds have contractual reimbursements or fee waivers. These reimbursements or waivers expire on April 30, 2013. These contractual reimbursements or fee waivers do not change the maximum or minimum annual Fund fees and expenses reflected in the table.

                              GENERAL INFORMATION

AMERICAN GENERAL LIFE INSURANCE COMPANY

   We are American General Life Insurance Company ("AGL"). AGL is a stock life insurance company organized under the laws of Texas. AGL's home office is 2727-A Allen Parkway, Houston, Texas 77019-2191. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

   AIG is a leading international insurance organization serving customers in more than 130 countries. AIG companies serve commercial, institutional and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.

   AGL is regulated for the benefit of Policy owners by the insurance regulator in its state of domicile and also by all state insurance departments where it is licensed to conduct business. AGL is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to Policy owners. Insurance regulations also require AGL to maintain additional surplus to protect against a financial impairment; the amount of which surplus is based on the risks inherent in AGL's operations.

   American General Life Companies, www.americangeneral.com, is the marketing name for a group of affiliated domestic life insurers, including AGL. The commitments under the Policies are AGL's, and AIG has no legal obligation to back those commitments.

   On September 22, 2008, AIG entered into a revolving credit facility ("FRBNY Credit Facility") with the Federal Reserve Bank of New York ("NY Fed"). In connection with the FRBNY Credit Facility, a trust established for the sole benefit of the United States Department of Treasury (the "Department of the Treasury"), held all of the outstanding
Series C Perpetual Convertible Participating Preferred Stock ("Series C Preferred Stock"). The Series C Preferred Stock was, to the extent permitted by law, entitled to vote on all matters with the AIG Common Stock and was entitled to approximately 79.8 percent of the voting power of AIG's shareholders entitled to vote on any particular matter. In addition, the United States Department of the Treasury held all of the outstanding AIG Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock and Series F Fixed Rated Non-Cumulative Perpetual Preferred Stock.

   On January 14, 2011, AIG completed a series of integrated transactions (the "Recapitalization") to recapitalize AIG. In the Recapitalization, AIG repaid the NY Fed approximately $21 billion in cash, representing complete repayment of all amounts owing under the FRBNY Credit Facility, and the facility was terminated. The Series C Preferred Stock was exchanged for AIG Common Stock which was transferred by the trust to the Department of the Treasury. The Series E and Series F Stock were exchanged for interests in certain special purpose entities.

   As a result of the Recapitalization, AIG is controlled by the Department of Treasury. Immediately after the Recapitalization, the Department of the Treasury owned shares of AIG Common Stock representing approximately 92 percent of AIG Common Stock then outstanding. As a result of certain transactions since the Recapitalization, ownership of AIG Common Stock by the Department of Treasury has been reduced to approximately 70 percent. AIG understands that, subject to market conditions, the Department of the Treasury intends to dispose of its remaining ownership interest over time.

   The transactions described above do not alter our obligations to you. More information about AIG may be found in the regulatory filings AIG files from time to time with the U.S. Securities and Exchange Commission ("SEC") at www.sec.gov.

SEPARATE ACCOUNT VL-R

   We hold the Fund shares in which any of your accumulation value is invested in the Separate Account. The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940. We created the Separate Account on May 6, 1997 under Texas law.

   For record keeping and financial reporting purposes, the Separate Account is divided into 73 separate "divisions," 57 of which correspond to the 57 variable "investment options" available under the Policy. The remaining 16 divisions, and all of these 57 divisions, represent investment options available under other variable universal life policies we offer. 14 of these 57 divisions are not available to all Policy owners. We hold the Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option. One or more of the Funds may sell its shares to other funds. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account's own investment experience and not the investment experience of the Separate Account's other assets.

   The assets in the Separate Account are our property. The assets in the Separate Account may not be used to pay any liabilities of AGL other than those arising from the Policies. AGL is obligated to pay all amounts under the Policies due the Policy owners.

GUARANTEE OF INSURANCE OBLIGATIONS

   Insurance obligations under all Policies with a date of issue prior to December 29, 2006 at 4:00 p.m. Eastern time are guaranteed (the "Guarantee") by American Home Assurance Company

("American Home"), an affiliate of AGL. Insurance obligations include, without limitation, Policy values invested in the Fixed Account, death benefits and Policy features that provide return of premium or protection against Policy lapse. The Guarantee does not guarantee Policy value or the investment performance of the variable investment options available under the Policies. The Guarantee provides that Policy owners can enforce the Guarantee directly.

   As of December 29, 2006 at 4:00 p.m. Eastern time (the "Point of Termination"), the Guarantee was terminated for prospectively issued Policies. The Guarantee will not cover any Policies with a date of issue later than the Point of Termination. The Guarantee will continue to cover Policies with a date of issue earlier than the Point of Termination until all insurance obligations under such Policies are satisfied in full.

   American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, 18/th/
Floor, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc. and an affiliate of AGL.

ADDITIONAL INFORMATION

We have filed a Statement of Additional Information (the "SAI") with the SEC which includes more information about your Policy. The back cover page to this prospectus describes how you can obtain a copy of the SAI.

COMMUNICATION WITH AGL

   When we refer to "you," we mean the person who is authorized to take any action with respect to a Policy. Generally, this is the owner named in the Policy. Where a Policy has more than one owner, each owner generally must join in any requested action, except for transfers and changes in the allocation of future premiums or changes among the investment options.

   Administrative Center. The Administrative Center provides service to all Policy owners. See "Contact Information" on page 5 of this prospectus. For applicants, your AGL representative will tell you if you should use an address other than the Administrative Center address. All premium payments, requests, directions and other communications should be directed to the appropriate location. You should mail premium payments and loan repayments (or use express delivery, if you wish) directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown under "Contact Information" on page 5. You should communicate notice of the insured person's death, including any related documentation, to our Administrative Center address.

   E-Delivery, E-Service, telephone transactions and written transactions. There are several different ways to request and receive Policy services.

       E-Delivery. Instead of receiving paper copies by mail of certain documents we are required to provide to you, including annual Policy and Fund prospectuses, you may select E-Delivery. E-Delivery allows you to receive notification by E-mail when new or updated documents are available that pertain to your Policy. You may then follow the link contained within the E-mail to view these documents on-line. You may find electronically received documents easier to review and retain than paper documents. To enroll for E-Delivery, you can complete certain information at the time of your Policy application (with one required extra signature). If you prefer, you can go to www.americangeneral.com and at the same time you enroll for E-Service, enroll for E-Delivery. You do not have to enroll for E-Service to enroll for E-Delivery unless you enroll on-line. You may select or cancel E-Delivery at any time. There is no charge for E-Delivery.

       E-Service. You may enroll for E-Service to have access to on-line services for your Policy. These services include transferring values among investment options and changing allocations for future premiums. You can also view Policy statements. If you have elected E-Service, you may choose to handle certain Policy requests by E-Service, in writing or by telephone. We expect to expand the list of available E-Service transactions in the future. To enroll for E-Service, go to www.americangeneral.com, click the "Create Account" link beneath the E-Service login box, and complete the on-line enrollment pages. You may select or cancel the use of E-Service at any time. There is no charge for E-Service.

       E-Service transactions, telephone transactions and written transactions. Certain transaction requests currently must be made in writing. You must make the following requests in writing (unless you are permitted to make the requests by E-Service or by telephone. See "Telephone transactions" on page 21).

       .  transfer of accumulation value;*

       .  change of allocation percentages for premium payments;*

       .  change of allocation percentages for Policy deductions;*

       .  telephone transaction privileges;*

       .  loan;*

       .  full surrender;

       .  partial surrender;*

       .  premium payments;**

       .  change of beneficiary or contingent beneficiary;

       .  loan repayments or loan interest payments;**

       .  change of death benefit option or manner of death benefit payment;

       .  change in specified amount;

       . addition or cancellation of, or other action with respect to any benefit riders;

       .  election of a payment option for Policy proceeds; and

       .  tax withholding elections.

--------
* These transactions are permitted by E-Service, by telephone or in writing. ** These transactions are permitted by E-Service or in writing.

   We have special forms which should be used for loans, assignments, partial and full surrenders, changes of owner or beneficiary, and all other contractual changes. You will be asked to return your Policy when you request a full surrender. You may obtain these forms from our Administrative Center, shown under "Contact Information" on page 5, or from your AGL representative. Each communication must include your name, Policy number and, if you are not the insured person, that person's name. We cannot process any requested action that does not include all required information.

   One-time premium payments using E-Service. You may use E-Service to schedule one-time premium payments for your Policy. The earliest scheduled payment date available is the next business day. For the purposes of E-Service one-time premium payments only, a business day is a day the United States Federal Reserve System ("Federal Reserve") is open. If payment scheduling is completed after

4:00 p.m. Eastern time, then the earliest scheduled payment date available is the second business day after the date the payment scheduling is completed.

   Generally, your payment will be applied to your Policy on the scheduled payment date, and it will be allocated to your chosen variable investment options based upon the prices set after 4:00 p.m. eastern time on the scheduled payment date. See "Effective Date of Policy and Related Transactions" on page 38.

   Premium payments may not be scheduled for Federal Reserve holidays, even if the New York Stock Exchange ("NYSE") is open. If the NYSE is closed on your scheduled payment date, your payment will be allocated to your chosen variable investment options based upon the prices set after 4:00 p.m. Eastern time on the first day the NYSE is open following your scheduled payment date.

   Telephone transactions. If you have a completed telephone authorization form on file with us, you may make transfers, or change the allocation of future premium payments or deduction of charges, by telephone, subject to the terms of the form. We will honor telephone instructions from any person who provides the correct information, so there is a risk of possible loss to you if unauthorized persons use this service in your name. Our current procedure is that only the owner or your AGL representative may make a transfer request by phone. We are not liable for any acts or omissions based upon instructions that we reasonably believe to be genuine. Our procedures include verification of the Policy number, the identity of the caller, both the insured person's and owner's names, and a form of personal identification from the caller. We will promptly mail a written confirmation of the transaction. If (a) many people seek to make telephone requests at or about the same time, or (b) our recording equipment malfunctions, it may be impossible for you to make a telephone request at the time you wish. You should submit a written request if you cannot make a telephone request. Also, if due to malfunction or other circumstances your telephone request is incomplete or not fully comprehensible, we will not process the transaction. The phone number for telephone requests is 1-800-340-2765.

   General. It is your responsibility to carefully review all documents you receive from us and immediately notify the Administrative Center of any potential inaccuracies. We will follow up on all inquiries. Depending on the facts and circumstances, we may retroactively adjust your Policy, provided you notify us of your concern within 30 days of receiving the transaction confirmation, statement or other document. Any other adjustments we deem warranted are made as of the time we receive notice of the potential error. If you fail to notify the Administrative Center of any potential mistakes or inaccuracies within 30 days of receiving any document, we will deem you to have ratified the transaction.

VARIABLE INVESTMENT OPTIONS

   We divided the Separate Account into variable investment options, each of which invests in shares of a corresponding Fund. We have listed the investment options in the following two tables. The name of each Fund or a footnote for the Fund describes its type (for example, money market fund, growth fund, equity fund, etc.). The text of the footnotes follows the tables. Fund sub-advisers are shown in parentheses.

   All Policy owners may invest premium payments in variable investment options investing in the Funds listed in the first table. The second table lists investment options that are available to some Policy owners with a Policy issue date prior to May 1, 2006.

   The investment options listed in the following table are available to all Policy owners:

                                         INVESTMENT ADVISER (SUB-ADVISER, IF
      VARIABLE INVESTMENT OPTIONS                    APPLICABLE)
 -------------------------------------- --------------------------------------
 Alger Capital Appreciation Portfolio   Fred Alger Management, Inc.
 - Class I-2 Shares

 Alger Mid Cap Growth Portfolio -       Fred Alger Management, Inc.
 Class I-2 Shares

 American Century(R) VP Value Fund      American Century Investment
                                        Management, Inc.

 Fidelity(R) VIP Asset Manager/SM/      Fidelity Management & Research
 Portfolio - Service Class 2/1/         Company ("FMR") (FMR Co., Inc.)
                                        (Fidelity Investments Money
                                        Management, Inc.)
                                        (Other affiliates of FMR)

 Fidelity(R) VIP Contrafund(R)          FMR (FMR Co., Inc.)
 Portfolio - Service Class 2/2/         (Other affiliates of FMR)

 Fidelity(R) VIP Equity-Income          FMR (FMR Co., Inc.)
 Portfolio - Service Class 2            (Other affiliates of FMR)

 Fidelity(R) VIP Freedom 2020           Strategic Advisers(R), Inc.
 Portfolio - Service Class 2/3/

 Fidelity(R) VIP Freedom 2025           Strategic Advisers(R), Inc.
 Portfolio - Service Class 2/4/

 Fidelity(R) VIP Freedom 2030           Strategic Advisers(R), Inc.
 Portfolio - Service Class 2/5/

 Fidelity(R) VIP Growth Portfolio -     FMR (FMR Co., Inc.)
 Service Class 2                        (Other affiliates of FMR)

 Fidelity(R) VIP Mid Cap Portfolio -    FMR (FMR Co., Inc.)
 Service Class 2                        (Other affiliates of FMR)

 Franklin Templeton VIP Franklin Small Franklin Advisory Services, LLC Cap Value Securities Fund - Class 2/6/

 Franklin Templeton VIP Franklin        Franklin Advisers, Inc.
 U.S. Government Fund - Class 2

 Franklin Templeton VIP Mutual Shares   Franklin Mutual Advisers, LLC
 Securities Fund - Class 2/7/

 Franklin Templeton VIP Templeton       Templeton Investment Counsel, LLC
 Foreign Securities Fund - Class 2/8/

 Invesco V.I. International Growth      Invesco Advisers, Inc.
 Fund - Series I Shares

 Invesco Van Kampen V.I. Growth and     Invesco Advisers, Inc.
 Income Fund - Series 1 Shares

 Janus Aspen Enterprise Portfolio -     Janus Capital Management LLC
 Service Shares/9/

 Janus Aspen Overseas Portfolio -       Janus Capital Management LLC
 Service Shares/10/

 JPMorgan IT Small Cap Core Portfolio   J.P. Morgan Investment Management Inc.
 - Class 1 Shares

 MFS(R) VIT New Discovery Series -      Massachusetts Financial Services
 Initial Class/11/                      Company

 MFS(R) VIT Research Series - Initial   Massachusetts Financial Services
 Class/12/                              Company

 Neuberger Berman AMT Mid-Cap Growth    Neuberger Berman Management LLC
 Portfolio - Class I                    (Neuberger Berman LLC)

 Oppenheimer Balanced Fund/VA -         OppenheimerFunds, Inc.
 Non-Service Shares/13/

 Oppenheimer Global Securities Fund/VA  OppenheimerFunds, Inc.
 - Non-Service Shares

 PIMCO VIT CommodityRealReturn(R)       Pacific Investment Management Company
 Strategy Portfolio - Administrative    LLC
 Class/14/

 PIMCO VIT Real Return Portfolio -      Pacific Investment Management Company
 Administrative Class/15/               LLC

 PIMCO VIT Short-Term Portfolio -       Pacific Investment Management Company
 Administrative Class                   LLC

 PIMCO VIT Total Return Portfolio -     Pacific Investment Management Company
 Administrative Class                   LLC

 Pioneer Mid Cap Value VCT Portfolio - Pioneer Investment Management, Inc. Class I Shares

 Putnam VT Diversified Income Fund -    Putnam Investment Management, LLC
 Class IB/16/                           (Putnam Investment Limited)

 Putnam VT International Value Fund -   Putnam Investment Management, LLC
 Class IB/17/                           (Putnam Advisory Company, LLC)
                                        (Putnam Investment Limited)

 SunAmerica ST Aggressive Growth        SunAmerica Asset Management Corp.
 Portfolio - Class 1 Shares             (Wells Capital Management
                                        Incorporated)

 SunAmerica ST Balanced Portfolio -     SunAmerica Asset Management Corp.
 Class 1 Shares/18/                     (J.P. Morgan Investment Management
                                        Inc.)

 VALIC Co. I International Equities     VALIC* (PineBridge Investments LLC)
 Fund/19/

 VALIC Co. I Mid Cap Index Fund         VALIC* (SunAmerica Asset Management
                                        Corp.)

                                         INVESTMENT ADVISER (SUB-ADVISER, IF
      VARIABLE INVESTMENT OPTIONS                    APPLICABLE)
 -------------------------------------  -------------------------------------
 VALIC Co. I Money Market I Fund        VALIC* (SunAmerica Asset Management
                                        Corp.)

 VALIC Co. I Nasdaq-100(R) Index        VALIC* (SunAmerica Asset Management
 Fund/20/                               Corp.)

 VALIC Co. I Science & Technology       VALIC*
 Fund/21/                               (RCM Capital Management, LLC)
                                        (T. Rowe Price Associates, Inc.)
                                        (Wellington Management Company, LLP)

 VALIC Co. I Small Cap Index Fund/22/   VALIC* (SunAmerica Asset Management
                                        Corp.)

 VALIC Co. I Stock Index Fund/23/       VALIC* (SunAmerica Asset Management
                                        Corp.)

 Vanguard** VIF High Yield Bond         Wellington Management Company, LLP
 Portfolio

 Vanguard** VIF REIT Index Portfolio    The Vanguard Group, Inc.

--------
/1/ The Fund type for Fidelity(R) VIP Asset Manager /SM/ Portfolio - Service Class 2 is high total return.
/2/ The Fund type for Fidelity(R) VIP Contrafund(R) Portfolio - Service Class 2 is long-term capital appreciation.
/3/ The Fund type for Fidelity(R) VIP Freedom 2020 Portfolio - Service Class 2 is high total return.
/4/ The Fund type for Fidelity(R) VIP Freedom 2025 Portfolio - Service Class 2 is high total return.
/5/ The Fund type for Fidelity(R) VIP Freedom 2030 Portfolio - Service Class 2 is high total return.
/6/ The Fund type for Franklin Templeton VIP Franklin Small Cap Value Securities Fund - Class 2 is long-term total return.
/7/ The Fund type for Franklin Templeton VIP Mutual Shares Securities Fund - Class 2 is capital appreciation with income as a secondary goal.
/8/  The Fund type for Franklin Templeton VIP Templeton Foreign Securities Fund
     - Class 2 is long-term capital growth.
/9/ The Fund type for Janus Aspen Enterprise Portfolio - Service Shares is long-term growth of capital.
/10/ The Fund type for Janus Aspen Overseas Portfolio - Service Shares is long-term growth of capital.
/11/ The Fund type for MFS(R) VIT New Discovery Series - Initial Class is capital appreciation.
/12/ The Fund type for MFS(R) VIT Research Series - Initial Class is capital appreciation.
/13/ The Fund type for Oppenheimer Balanced Fund/VA - Non-Service Shares is
     total return.
/14/ The Fund type for PIMCO VIT CommodityRealReturn(R) Strategy Portfolio -
     Administrative Class is maximum real return.
/15/ The Fund type for PIMCO VIT Real Return Portfolio - Administrative Class
     is maximum real return.
/16/ The Fund type for Putnam VT Diversified Income Fund - Class IB is high level of current income consistent with preservation of capital.
/17/ The Fund type for Putnam VT International Value Fund - Class 1B is capital growth and secondarily, current income.
/18/ The Fund type for SunAmerica ST Balanced Portfolio - Class 1 Shares is
     conservation of principal and capital appreciation.
/19/ The Fund type for VALIC Co. I International Equities Fund is long-term growth of capital through investments primarily in a diversified portfolio of equity and equity-related securities of foreign issuers.
/20/ The Fund type for VALIC Co. I Nasdaq-100(R) Index Fund is long-term capital growth through investments in the stocks that are included in the Nasdaq-100(R) Index.
/21/ The Fund type for VALIC Co. I Science & Technology Fund is long-term capital appreciation. This Fund is a sector fund.
/22/ The Fund type for VALIC Co. I Small Cap Index Fund is growth of capital through investment primarily in a diversified portfolio of common stocks that, as a group, the sub-adviser believes may provide investment results closely corresponding to the performance of the Russell 2000(R) Index.
/23/ The Fund type for VALIC Co. I Stock Index Fund is long-term capital growth through investment in common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P 500(R) Index.

*  "VALIC" means The Variable Annuity Life Insurance Company.
** "Vanguard" is a trademark of The Vanguard Group, Inc.

   The investment options listed in the following table are available only to certain Policy owners. The notes that follow the table explain the restrictions on availability.

                                         INVESTMENT ADVISER (SUB-ADVISER, IF
      VARIABLE INVESTMENT OPTIONS                    APPLICABLE)
 -------------------------------------- --------------------------------------
 Dreyfus IP MidCap Stock Portfolio -    The Dreyfus Corporation
 Initial Shares*

 Dreyfus VIF Opportunistic Small Cap    The Dreyfus Corporation
 Portfolio - Initial Shares*

 Dreyfus VIF Quality Bond Portfolio -   The Dreyfus Corporation
 Initial Shares*

 Goldman Sachs VIT Strategic Growth     Goldman Sachs Asset Management, L.P.
 Fund/1,/**

 Invesco V.I. Core Equity Fund -        Invesco Advisers, Inc.
 Series I Shares*

 Invesco V.I. High Yield Fund - Series  Invesco Advisers, Inc.
 I Shares*

 Janus Aspen Worldwide Portfolio -      Janus Capital Management LLC
 Service Shares/2,/*

 JPMorgan IT Mid Cap Value Portfolio - J.P. Morgan Investment Management Inc. Class 1 Shares**

 MFS(R) VIT Core Equity Series -        Massachusetts Financial Services
 Initial Class/3,/*                     Company

 MFS(R) VIT Growth Series - Initial     Massachusetts Financial Services
 Class*                                 Company

 Pioneer Fund VCT Portfolio - Class I   Pioneer Investment Management, Inc.
 Shares/4,/ ***

 Pioneer Growth Opportunities VCT       Pioneer Investment Management, Inc.
 Portfolio - Class I Shares****

 Putnam VT Growth and Income Fund -     Putnam Investment Management, LLC
 Class IB*                              (Putnam Investment Limited)

 UIF Growth Portfolio - Class I Shares* Morgan Stanley Investment Management
                                        Inc.
--------
/1/ The Fund type for Goldman Sachs VIT Strategic Growth Fund is long-term growth of capital.
/2/ The Fund type for Janus Aspen Worldwide Portfolio - Service Shares is long-term growth of capital.
/3/ The Fund type for MFS(R) VIT Core Equity Series - Initial Class is capital appreciation.
/4/ The Fund type for Pioneer Fund VCT Portfolio - Class I Shares is reasonable income and capital growth.

* This investment option is available only to Policy owners whose Policies were effective before May 1, 2006. If a Policy's date of issue is before May 1, 2006 only because we assigned an earlier date than otherwise would apply to preserve a younger age at issue for the insured person, the Policy owner will not be able to invest in this investment option. See "Date of issue; Policy months and years" on page 39.
** Policy owners with accumulation value in this investment option may transfer any or all of the value from the investment option. This investment option is not available for any other purpose. This investment option is not offered for new Policies.
*** Any Policy owner whose accumulation value as of December 10, 2004 was invested in whole or in part in the investment option funded by this Portfolio (formerly Safeco RST Core Equity Portfolio) may continue to use the investment option for any purpose allowed under the Policy.
**** Any Policy owner whose accumulation value as of December 10, 2004 was invested in whole or in part in the investment option funded by this Portfolio (formerly Safeco RST Growth Opportunities Portfolio) may continue to use the investment option for any purpose allowed under the Policy.

   From time to time, certain Fund names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes, we may provide you with various forms, reports and confirmations that reflect a Fund's prior name.

   YOU CAN LEARN MORE ABOUT THE FUNDS, THEIR INVESTMENT POLICIES, RISKS, EXPENSES AND ALL OTHER ASPECTS OF THEIR OPERATIONS BY READING THEIR PROSPECTUSES. You should carefully read the Funds' prospectuses before you select any variable investment option. We do not guarantee that any Fund will achieve its objective. In addition, no single Fund or investment option, by itself, constitutes a balanced investment plan. A Fund's prospectus may be supplemented by the Fund's Investment Adviser. Please check the Platinum Investor III webpage to view your Fund prospectuses and their supplements at www.americangeneral.com/life/life.nsf/contents/productsindividuals_prospectuses_
VUL_notsold.

   We have entered into various services agreements with most of the advisers or administrators for the Funds. We receive payments for the administrative services we perform such as proxy mailing and tabulation, mailing of Fund related information and responding to Policy owners' inquiries about the Funds. Currently, these payments range from 0.15% to 0.35% of the daily market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter.

   We have entered into a services agreement with PIMCO Variable Insurance Trust ("PIMCO VIT") under which we receive fees of up to 0.15% of the daily market value of the assets invested in the underlying Fund, paid directly by PIMCO VIT for services we perform.

   We also receive what are referred to as "12b-1 fees" from some of the Funds themselves. These fees are designed to help pay for our direct and indirect distribution costs for the Policies. These fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.

   From time to time some of these arrangements, except for 12b-1 arrangements, may be renegotiated so that we receive a greater payment than previously paid depending on our determination that the expenses we incur are greater than we anticipated. If the expenses we incur are less than we anticipated, we may make a profit from some of these arrangements. These payments do not result in any additional charges under the Policies that are not described under "Charges Under the Policy" on page 49.

VOTING PRIVILEGES

   We are the legal owner of the Funds' shares held in the Separate Account. However, you may be asked to instruct us how to vote the Fund shares held in the various Funds that are attributable to your Policy at meetings of shareholders of the Funds. The number of votes for which you may give directions will be determined as of the record date for the meeting. The number of votes that you may direct related to a particular Fund is equal to (a) your accumulation value invested in that Fund divided by (b) the net asset value of one share of that Fund. Fractional votes will be recognized.

   We will vote all shares of each Fund that we hold of record, including any shares we own on our own behalf, in the same proportions as those shares for which we have received instructions from owners participating in that Fund through the Separate Account. Even if Policy owners participating in that Fund choose not to provide voting instructions, we will vote the Fund's shares in the same proportions as the voting instructions which we actually receive. As a result, the instructions of a small number of Policy owners could determine the outcome of matters subject to shareholder vote.

   If you are asked to give us voting instructions, we will send you the proxy material and a form for providing such instructions. Should we determine that we are no longer required to send the owner such materials, we will vote the shares as we determine in our sole discretion.

   In certain cases, we may disregard instructions relating to changes in a Fund's investment manager or its investment policies. We will advise you if we do and explain the reasons in our next report to Policy owners. AGL reserves the right to modify these procedures in any manner that the laws in effect from time to time allow.

FIXED ACCOUNT

   We invest any accumulation value you have allocated to the Fixed Account as part of our general assets. We credit interest on that accumulation value at a rate which we declare from time to time. We guarantee that the interest will be credited at an annual effective rate of at least 4%. Although this interest increases the amount of any accumulation value that you have in the Fixed Account, such accumulation value will also be reduced by any charges that are allocated to this option under the procedures described under "Allocation of charges" on page 53. The "daily charge" described on page 49 and the fees and expenses of the Funds discussed on page 17 do not apply to the Fixed Account.

   You may transfer accumulation value into the Fixed Account at any time. However, there are restrictions on the amount you may transfer out of the Fixed Account in a Policy year. Please see "Transfers of existing accumulation value" on page 33.

   Our general account. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Policy's Fixed Account. Unlike the Separate Account, the assets in the general account may be used to pay any liabilities of AGL in addition to those arising from the Policies. Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account nor our Fixed Account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC has not reviewed the disclosures that are included in this prospectus for your information about our general account or our Fixed Account. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

   How we declare interest. Except for amounts held as collateral for loans, we can at any time change the rate of interest we are paying on any accumulation value allocated to our Fixed Account, but it will always be at an annual effective rate of at least 4%.

   Under these procedures, it is likely that at any time different interest rates will apply to different portions of your accumulation value, depending on when each portion was allocated to our Fixed Account. Any charges, partial surrenders, or loans that we take from any accumulation value that you have in our Fixed Account will be taken from each portion in reverse chronological order based on the date that accumulation value was allocated to this option.

ILLUSTRATIONS

   We may provide you with illustrations for your Policy's death benefit, accumulation value, and cash surrender value based on hypothetical rates of return. Hypothetical illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your actual rates of return and actual charges may be higher or lower than these illustrations. The actual return on your accumulation value will depend on factors such as the amounts you allocate to particular investment options, the amounts deducted for the Policy's fees and charges, the variable investment options' fees and charges, and your Policy loan and partial surrender history.

   Before you purchase the Policy, we will provide you with what we refer to as a personalized illustration. A personalized illustration shows future benefits under the Policy based upon (1) the proposed insured person's age and premium class and (2) your selection of a death benefit option, specified amount, planned periodic premiums, riders, and proposed investment options.

   After you purchase the Policy and upon your request, we will provide a similar personalized illustration that takes into account your Policy's actual values and features as of the date the illustration is prepared. We reserve the right to charge a maximum fee of $25 for personalized illustrations prepared after the Policy is issued if you request us to do so more than once each year. We do not currently charge for additional personalized illustrations.

                                POLICY FEATURES

   Keep in mind as you review the following Policy features that we no longer sell Platinum Investor III Policies.

AGE

   Generally, our use of age in your Policy and this prospectus refers to a person who is between six months younger and six months older than the stated age. Sometimes we refer to this as the "attained" age.

DEATH BENEFITS

   Your specified amount of insurance. In your application to buy a Platinum Investor III Policy, you tell us how much life insurance coverage you want. We call this the "specified amount" of insurance. The specified amount consists of what we refer to as "BASE COVERAGE" plus any "supplemental coverage" you select. Base coverage must be at least 10% of the specified amount. We pay a different level of compensation based on the amounts of base and supplemental coverages you select. See "Base coverage and supplemental coverage" on page 29.

   We also guarantee a death benefit for a specified period provided you have paid the required monthly guarantee premiums. The guaranteed death benefit is equal to the specified amount (less any indebtedness) and any benefit riders. We refer to this guarantee in both your Policy and this prospectus as the "GUARANTEE PERIOD BENEFIT." We provide more information about the specified amount and the guarantee period benefit under "Monthly guarantee premiums," beginning on page 32. You should read these other discussions carefully because they contain important information about how the choices you make can affect your benefits and the amount of premiums and charges you may have to pay.

   Investment performance affects the amount of your Policy's accumulation value. We deduct all charges from your accumulation value. The amount of the monthly charges may differ from month to month. However, as long as all applicable charges are paid timely each month, the specified amount of insurance payable under your Policy is unaffected by investment performance. (See "MONTHLY INSURANCE CHARGE" on page 50.)

   Your death benefit. You must choose one of three death benefit options under your Policy at the time it is issued. Owners whose Policies were issued before June 1, 2002 could choose only death benefit Option 1 or death benefit Option 2.

   You can choose Option 1 or Option 2 at the time of your application or at any later time before the death of the insured person. You can choose death benefit Option 3 only at the time of your application. The death benefit we will pay is reduced by any outstanding Policy loans and increased by any unearned loan interest we may have already charged. Depending on the option you choose, the death benefit we will pay is

   .   Option 1--The specified amount on the date of the insured person's death.

   . Option 2--The sum of (a) the specified amount on the date of the insured person's death and (b) the Policy's accumulation value as of the date of death.

   . Option 3--The sum of (a) the death benefit we would pay under Option 1 and (b) the cumulative amount of premiums you paid for the Policy and any riders. The death benefit payable will be reduced by any amounts waived under the Waiver of Monthly Deduction Rider and any partial surrenders. Additional premiums you pay for the Policy and any riders following a partial surrender are not considered part of the "cumulative amount of premiums you paid" until the total value of the premiums paid is equivalent to or greater than the amount surrendered.

   See "Partial surrender" on page 43 for more information about the effect of partial surrenders on the amount of the death benefit.

   Under either Option 2 or Option 3, your death benefit will be higher than under Option 1. However, the monthly insurance charge we deduct will also be higher to compensate us for our additional risk. Because of this, your accumulation value for the same amount of premium will be higher under Option 1 than under either Option 2 or Option 3.

   Any premiums we receive after the insured person's death will be returned and not included in your accumulation value.

   Required minimum death benefit. We may be required under federal tax law to pay a larger death benefit than what would be paid under your chosen death benefit option. We refer to this larger benefit as the "required minimum death benefit" as explained below.

   Federal tax law requires a minimum death benefit (the required minimum death benefit) in relation to the accumulation value for a Policy to qualify as life insurance. We will automatically increase the death benefit of a Policy if necessary to ensure that the Policy will continue to qualify as life insurance. One of two tests under current federal tax law can be used: the "GUIDELINE PREMIUM TEST" or the "CASH VALUE ACCUMULATION TEST." You must elect one of these tests when you apply for a Policy. After we issue your Policy, the choice may not be changed.

   If you choose the guideline premium test, total premium payments paid in a Policy year may not exceed the guideline premium payment limitations for life insurance set forth under federal tax law. If you choose the cash value accumulation test, there are no limits on the amount of premium you can pay in a Policy year, as long as the death benefit is large enough compared to the accumulation value to meet the test requirements.

   The other major difference between the two tax tests involves the Policy's required minimum death benefit. The required minimum death benefit is calculated as shown in the tables that follow.

   If you selected death benefit Option 1, Option 2 or Option 3 at any time when the required minimum death benefit is more than the death benefit payable under the option you selected, the death benefit payable would be the required minimum death benefit.

   Under federal tax law rules, if you selected either death benefit Option 1 or Option 3 and elected the cash value accumulation test, rather than the guideline premium test, the payment of additional premiums may cause your accumulation value to increase the required minimum death benefit.

Therefore, choosing the cash value accumulation test may make it more likely that the required minimum death benefit will apply if you select death benefit Option 1 or Option 3.

   If you anticipate that your Policy may have a substantial accumulation value in relation to its death benefit, you should be aware that the cash value accumulation test may cause your Policy's death benefit to be higher than if you had chosen the guideline premium test. To the extent that the cash value accumulation test does result in a higher death benefit, the cost of insurance charges deducted from your Policy will also tend to be higher. This compensates us for the additional risk that we might have to pay the higher required minimum death benefit.

   If you have selected the cash value accumulation test, we calculate the required minimum death benefit by multiplying your Policy's accumulation value by a REQUIRED MINIMUM DEATH BENEFIT PERCENTAGE that will be set forth on page 28 of your Policy. The required minimum death benefit percentage varies based on the age and sex of the insured person. Below is an example of applicable required minimum death benefit percentages for the cash value accumulation test. The percentages shown are for a male, non-tobacco, ages 40 to 99.

                         APPLICABLE PERCENTAGES UNDER
                         CASH VALUE ACCUMULATION TEST
                         ----------------------------
INSURED
PERSON'S ATTAINED AGE               40   45   50   55   60   65   70   75   99
---------------------              ---  ---  ---  ---  ---  ---  ---  ---  ---
%                                  344% 293% 252% 218% 191% 169% 152% 140% 104%

If you have selected the guideline premium test, we calculate the required minimum death benefit by multiplying your Policy's accumulation value by an applicable required minimum death benefit percentage. The applicable required minimum death benefit percentage is 250% when the insured person's age is 40 or less, and decreases each year thereafter to 100% when the insured person's age is 95 or older. The applicable required minimum death benefit percentages under the guideline premium test for certain ages between 40 and 95 are set forth in the following table.

                         APPLICABLE PERCENTAGES UNDER
                            GUIDELINE PREMIUM TEST
                         ----------------------------
INSURED
PERSON'S ATTAINED AGE               40   45   50   55   60   65   70   75  95+
---------------------              ---  ---  ---  ---  ---  ---  ---  ---  ---
%                                  250% 215% 185% 150% 130% 120% 115% 105% 100%

   Your Policy calls the multipliers used for each test the "Death Benefit Corridor Rate."

   Base coverage and supplemental coverage. When you apply for a Policy, the amount of insurance you select is called the "specified amount." The specified amount may be made up of two types of coverage: base coverage, which will always be present, and supplemental coverage, which may also be included. The total of the two coverages cannot be less than the minimum of $50,000 and at least 10% of the total must be base coverage when you purchase the Policy.

   Generally, if we assess less than the maximum guaranteed charges under your Policy and if you choose supplemental coverage instead of base coverage, then in the early Policy years you will reduce your total charges and increase your accumulation value and cash surrender value. The more supplemental coverage you elect, the greater will be the amount of the reduction in charges and increase in accumulation value.

   You should have an understanding of the significant differences between base coverage and supplemental coverage before you complete your application. Here are the features about supplemental coverage that differ from base coverage:

   . In general, the larger percentage of supplemental coverage you choose when your Policy is issued, the shorter the time the guarantee period benefit will be in force;

   . We pay a higher level of compensation for the sale of base coverage than for supplemental coverage either when you purchase your Policy or when you pay additional premiums at any time through the tenth Policy year (we do not provide compensation for premiums we receive after the tenth Policy year);

   .   Supplemental coverage has no surrender charges;

   . The cost of insurance rate for supplemental coverage is always equal to or less than the cost of insurance rate for an equivalent amount of base coverage; and

   . We do not collect the monthly charge for each $1,000 of specified amount that is attributable to supplemental coverage.

   You can change the percentage of base coverage when you increase the specified amount, but at least 10% of the total specified amount after the increase must remain as base coverage. There is no charge when you change the percentages of base and supplemental coverages. However, if you increase your Policy's base coverage, we will impose a new surrender charge only upon the amount of the increase in base coverage. The new surrender charge applies for the first 10 Policy years following the increase. The percentage that your base and supplemental coverages represent of your specified amount will not change whenever you decrease the specified amount. A partial surrender will reduce the specified amount. In this case, we will deduct any surrender charge that applies to the decrease in base coverage, but not to the decrease in supplemental coverage since supplemental coverage has no surrender charge.

   You should use the mix of base and supplemental coverage to emphasize your own objectives. For instance, our guarantee of a minimum death benefit (through the guarantee period benefit) may be essential to your planning. If this is the case, you may wish to maximize the percentage amount of base coverage you purchase. Policy owner objectives differ. Therefore, before deciding how much, if any, supplemental coverage you should have, you should discuss with your AGL representative what you believe to be your own objectives. Your representative can provide you with further information and Policy illustrations showing how your selection of base and supplemental coverages can affect your Policy values under different assumptions.

PREMIUM PAYMENTS

   Premium payments. We call the payments you make "premiums" or "premium payments." The amount we require as your initial premium varies depending on the specifics of your Policy and the insured person. If mandated under applicable law, we may be required to reject a premium payment. Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount. Premium payments we receive after your free look period, as discussed on page 33, will be allocated upon receipt to the available investment options you have chosen.

   Premium payments and transaction requests in good order. We will accept the Policy owner's instructions to allocate premium payments to investment options, to make redemptions (including loans) or to transfer values among the Policy owner's investment options, contingent upon the Policy owner's providing us with instructions in good order. This means that the Policy owner's request must be accompanied by sufficient detail to enable us to allocate, redeem or transfer assets properly.

   When we receive a premium payment or transaction request in good order, it will be treated as described under "Effective date of other premium payments and requests that you make" on page 39 of this prospectus. If we receive an instruction that is not in good order, the requested action will not be completed, and any premium payments that cannot be allocated will be held in a non-interest bearing account until we receive all necessary information.

   We will attempt to obtain Policy owner guidance on requests not received in good order for up to five business days following receipt. For instance, one of our representatives may telephone the Policy owner to determine the intent of a request. If a Policy owner's request is still not in good order after five business days, we will cancel the request, and return any unallocated premiums to the Policy owner along with the date the request was canceled.

   Limits on premium payments. Federal tax law may limit the amount of premium payments you can make (relative to the amount of your Policy's insurance coverage) and may impose penalties on amounts you take out of your Policy if you do not observe certain additional requirements. These tax law requirements and a discussion of modified endowment contracts are summarized further under "Federal Tax Considerations" beginning on page 54. We will monitor your premium payments, however, to be sure that you do not exceed permitted amounts or inadvertently incur any tax penalties. The tax law limits can vary as a result of changes you make to your Policy. For example, a reduction in the specified amount of your Policy can reduce the amount of premiums you can pay.

   Also, in certain limited circumstances, additional premiums may cause the death benefit to increase by more than they increase your accumulation value. In such case, we may refuse to accept an additional premium if the insured person does not provide us with satisfactory evidence that our requirements for issuing insurance are still met. This increase in death benefit is on the same terms (including additional charges) as any other specified amount increase you request (as described under "Increase in coverage" on page 36.)

   Checks. You may pay premium by checks drawn on a U.S. bank in U.S. dollars and made payable to "American General Life Insurance Company," or "AGL." Premiums after the initial premium should be sent directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown on page 5 of this prospectus. We also accept premium payments by bank draft, wire or by exchange from another insurance company. Premium payments from salary deduction plans may be made only if we agree. You may obtain further information about how to make premium payments by any of these methods from your AGL representative or from our Administrative Center shown under "Contact Information" on page 5.

   Planned periodic premiums. Page 3 of your Policy will specify a "Planned Periodic Premium." This is the amount that you (within limits) choose to pay. Our current practice is to bill monthly, quarterly, semi-annually or annually. However, payment of these or any other specific amounts of premiums is not mandatory. After payment of your initial premium, you need only invest enough to ensure that your Policy's cash surrender value stays above zero or that the guarantee period benefit (described under "Monthly guarantee premiums" on page 32) remains in effect ("Cash surrender value" is explained under "Full surrenders" on page 7.) The less you invest, the more likely it is that your Policy's cash surrender value could fall to zero as a result of the deductions we periodically make from your accumulation value.

   Monthly guarantee premiums. Page 3 of your Policy will specify a "Monthly Guarantee Premium." If you pay these guarantee premiums, we will provide at least an Option 1 death benefit, even if your policy's cash surrender value has declined to zero.

   We call this our "GUARANTEE PERIOD BENEFIT" and here are its terms and conditions:

   . On the first day of each POLICY MONTH that you are covered by the guarantee period benefit, we determine if the cash surrender value (we use your accumulation value less loans during your first five Policy years) is sufficient to pay the monthly deduction. (Policy months are measured from the "Date of Issue" that will also be shown on page 3 of your Policy.)

   . If the cash surrender value is insufficient, we determine if the cumulative amount of premiums paid under the Policy, less any partial surrenders and Policy loans, is at least equal to the sum of the monthly guarantee premiums starting with the date of issue, including the current Policy month.

   . If the monthly guarantee premium requirement is met, the Policy will not lapse. See "Policy Lapse and Reinstatement" on page 54.

   . We continue to measure your cash surrender value and the sum of monthly guarantee premiums for the length of time you are covered by the guarantee period benefit.

   The cost of providing the guarantee period benefit is, in part, dependent on the level of the monthly guarantee premium and the duration of the guarantee period. The more supplemental coverage you choose, the lower are your overall Policy charges. Although overall Policy charges are lower, more supplemental coverage will result in a higher monthly guarantee premium and a shorter guarantee period.

   The length of time you are covered by the guarantee period benefit varies on account of two things (except in New Jersey, as described in the last paragraph of this section):

   .   the insured person's age at the Policy's date of issue; and

   .   the amounts of base coverage and supplemental coverage you have chosen.

   The maximum duration for the guarantee period - 10 years - happens in the event you have chosen 100% base coverage and the insured person is no older than age 50 at the Policy's date of issue. We reduce the maximum time for the guarantee period by one year for each year the insured person is older than age 50 at the date of issue. The reductions stop after the insured person is age 55 or older at the date of issue. This means, for instance, that you will have a guarantee period of 5 years if you choose 100% base coverage and the insured person is age 55 at the Policy's date of issue.

   The least amount of time for the guarantee period to be in effect - 3 years
- happens in the event you have chosen the maximum permitted 90% of supplemental coverage and the insured person is older than age 50 at the date of issue.

   Whenever you increase or decrease your specified amount, change death benefit options or add or delete a benefit rider, we calculate a new monthly guarantee premium. The amount you must pay to keep the guarantee period benefit in force will increase or decrease. We can calculate your new monthly guarantee premium as a result of a Policy change before you make the change. Please contact either your AGL representative or the Administrative Center shown under "Contact Information" on page 5 for this purpose.

   . For increases in the specified amount, the new monthly guarantee premium is calculated based on the insured's underwriting characteristics at the time of the increase and the amount of the increase.

   . For decreases in the specified amount, the monthly guarantee premium is adjusted on a pro-rata basis. For instance, if the specified amount is reduced by one-half, the monthly guarantee premium is reduced by one-half.

   . For the addition of a benefit rider, the monthly guarantee premium is increased by the amount of the monthly deduction for the rider.

   . For the deletion of a benefit rider, the monthly guarantee premium will be decreased by the amount of the monthly deduction for the rider.

   We provide the guarantee period benefit for 5 years for all Policies issued in the State of New Jersey. The period of coverage for New Jersey Policies is unaffected by the insured person's age at the Policy's date of issue or your choice of base coverage and supplemental coverage.

   Free look period. If for any reason you are not satisfied with your Policy, you may return it to us and we will refund the greater of (i) any premium payments received by us or (ii) your accumulation value plus any charges that have been deducted. To exercise your right to return your Policy, you must mail it directly to the Administrative Center address shown under "Contract Information" on page 5 or return it to the AGL representative through whom you purchased the Policy within 10 days after you receive it. In a few states, this period may be longer. Because you have this right, we will invest your initial net premium payment in the money market investment option from the date your investment performance begins until the first business day that is at least 15 days later. Then we will automatically allocate your investment among the available investment options in the ratios you have chosen. This reallocation will not count against the 12 free transfers that you are permitted to make each year. Any additional premium we receive during the 15-day period will also be invested in the money market investment option and allocated to the investment options at the same time as your initial net premium.

CHANGING YOUR INVESTMENT OPTION ALLOCATIONS

   Future premium payments. You may at any time change the investment options in which future premiums you pay will be invested. Your allocation must, however, be in whole percentages that total 100%.

   Transfers of existing accumulation value. You may transfer your existing accumulation value from one investment option to another, subject to the restrictions below and other restrictions described in this prospectus (see "Market timing" on page 35, "Restrictions initiated by the Funds and information sharing obligations" on page 36 and "Additional Rights That We Have" on page 48).

   . CHARGES. The first 12 transfers in a Policy year are free of charge. We consider your instruction to transfer from or to more than one investment option at a time to be one transfer. We will charge $25 for each additional transfer.

   . RESTRICTIONS ON TRANSFERS FROM VARIABLE INVESTMENT OPTIONS. You may make transfers from the variable investment options at any time. There is no maximum limit on the amount you may transfer. The minimum amount you may transfer from a variable investment option is $500, unless you are transferring the entire amount you have in the option.

   . RESTRICTIONS ON TRANSFERS FROM THE FIXED ACCOUNT. You may make transfers from the Fixed Account only during the 60-day period following each Policy anniversary (including the 60-day period following the date we apply your initial premium to your Policy).

       The maximum total amount you may transfer from the Fixed Account each year is limited to the greater of "a" or "b" below:

       a. 25% of the unloaned accumulation value you have in the Fixed Account as of the Policy anniversary (for the first Policy year, the amount of your initial premium you allocated to the Fixed Account); or

       b. the total amount you transferred or surrendered from the Fixed Account during the previous Policy year.

       The minimum amount you may transfer from the Fixed Account is $500, unless you are transferring the entire amount you have in the Fixed Account.

   Dollar cost averaging. DOLLAR COST AVERAGING is an investment strategy designed to reduce the risks that result from market fluctuations. The strategy spreads the allocation of your accumulation value among your chosen variable investment options over a period of time. This allows you to reduce the risk of investing most of your funds at a time when prices are high. The success of this strategy depends on market trends and is not guaranteed. You should carefully consider your financial ability to continue the program over a long enough period of time to allocate accumulation value to the variable investment options when their value is low as well as when it is high.

   Under dollar cost averaging, we automatically make transfers of your accumulation value from the variable investment option of your choice to one or more of the other variable investment options that you choose. You tell us what day of the month you want these transfers to be made (other than the 29th, 30th or 31st of a month) and whether the transfers on that day should occur monthly, quarterly, semi-annually or annually. We make the transfers at the end of the VALUATION PERIOD containing the day of the month you select. (The term "valuation period" is described on page 38.) You must have at least $5,000 of accumulation value to start dollar cost averaging and each transfer under the program must be at least $100. Dollar cost averaging ceases upon your request, or if your accumulation value in the investment option from which you are making transfers becomes exhausted. You may maintain only one dollar cost averaging instruction with us at a time. You cannot use dollar cost averaging at the same time you are using AUTOMATIC REBALANCING. Dollar cost averaging transfers do not count against the 12 free transfers that you are permitted to make each year. We do not charge you for using this service.

   Automatic rebalancing. This feature automatically rebalances the proportion of your accumulation value in each variable investment option under your Policy to correspond to your then current premium allocation designation. Automatic rebalancing does not guarantee gains, nor does it assure that you will not have losses. You tell us whether you want us to do the rebalancing quarterly, semi-annually or annually. Automatic rebalancing will occur as of the end of the valuation period that contains the date of the month your Policy was issued. For example, if your Policy is dated January 17, and you have requested automatic rebalancing on a quarterly basis, automatic rebalancing will start on April 17, and will occur quarterly thereafter. You must have a total accumulation value of at least $5,000 to begin automatic rebalancing. Rebalancing ends upon your request. You may maintain only one automatic rebalancing instruction with us at a time. You cannot use automatic rebalancing at the same time you are using dollar cost averaging. Automatic rebalancing transfers do not count against the 12 free transfers that you are permitted to make each year. We do not charge you for using this service.

   Market timing. The Policies are not designed for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. Market timing carries risks with it, including:

   . dilution in the value of Fund shares underlying investment options of other Policy owners;

   .   interference with the efficient management of the Fund's portfolio; and

   .   increased administrative costs.

   We have policies and procedures affecting your ability to make exchanges within your Policy. We use the term "exchange" to mean two things in this discussion about market timing. An exchange can be your allocation of all or a portion of a new premium payment to an investment option. An exchange can also be a transfer of your accumulation value in one investment option (all or a portion of the value) to another investment option. We are not referring to the exchange of one life insurance policy for another policy or contract.

   We are required to monitor the Policies to determine if a Policy owner requests:

   . an exchange out of a variable investment option within two calendar weeks of an earlier exchange into that same variable investment option; or

   . an exchange into a variable investment option within two calendar weeks of an earlier exchange out of that same variable investment option; or

   . an exchange out of a variable investment option followed by an exchange into that same variable investment option, more than twice in any one calendar quarter; or

   . an exchange into a variable investment option followed by an exchange out of that same variable investment option, more than twice in any one calendar quarter.

   If any of the above transactions occurs, we will suspend such Policy owner's same day or overnight delivery transfer privileges (including website, e-mail and facsimile communications) with notice to prevent market timing efforts that could be harmful to other Policy owners or beneficiaries. Such notice of suspension will take the form of either a letter mailed to your last known address, or a telephone call from our Administrative Center to inform you that effective immediately, your same day or overnight delivery transfer privileges have been suspended. A Policy owner's first violation of this policy will result in the suspension of Policy transfer privileges for ninety days. A Policy owner's subsequent violation of this policy will result in the suspension of Policy transfer privileges for six months.

   In most cases, exchanges into and out of the money market investment option are not considered market timing; however, we examine all of the above transactions without regard to any exchange into or out of the money market investment option. We treat such transactions as if they are exchanges directly into and out of the same variable investment option. For instance:

   (1) if a Policy owner requests an exchange out of any variable investment option into the money market investment option, and

   (2) the same Policy owner, within two calendar weeks requests an exchange out of the money market investment option back into that same variable investment option, then

   (3) the second transaction above is considered market timing.

   Transfers under dollar cost averaging, automatic rebalancing or any other automatic transfer arrangements to which we have agreed are not affected by these procedures.

   The procedures above will be followed in all circumstances, and we will treat all Policy owners the same.

   In addition, Policy owners incur a $25 charge for each transfer in excess of 12 each Policy year.

   Restrictions initiated by the Funds and information sharing obligations. The Funds have policies and procedures restricting transfers into the Fund. For this reason or for any other reason the Fund deems necessary, a Fund may instruct us to reject a Policy owner's transfer request. Additionally, a Fund may instruct us to restrict all purchases or transfers into the Fund by a particular Policy owner. We will follow the Fund's instructions. The availability of transfers from any investment option offered under the Policy is unaffected by the Fund's policies and procedures.

   Please read the Funds' prospectuses and supplements for information about restrictions that may be initiated by the Funds.

   In order to prevent market timing, the Funds have the right to request information regarding Policy owner transaction activity. If a Fund requests, we will provide mutually agreed upon information regarding Policy owner transactions in the Fund.

CHANGING THE SPECIFIED AMOUNT OF INSURANCE

   Increase in coverage. At any time while the insured person is living, you may request an increase in the specified amount of coverage under your Policy. You must, however, provide us with satisfactory evidence that the insured person continues to meet our requirements for issuing insurance coverage.

   We treat an increase in specified amount in many respects as if it were the issuance of a new Policy. For example, the monthly insurance charge for the increase will be based on the age, gender and premium class of the insured person at the time of the increase. Also, a new amount of surrender charge

   . applies to any amount of the increase that you request as base (rather than supplemental) coverage;

   . applies as if we were instead issuing the same amount of base coverage as a new Platinum Investor III Policy; and

   . applies to the amount of the increase for the 10 Policy years following the increase.

   Whenever you decide to increase your specified amount, you will be subject to a new monthly charge per $1,000 of base coverage. The additional charge will be applied to the increase in your base coverage portion of the increase in the specified amount for the first 7 Policy years following the increase. Increasing the specified amount may increase the amount of premium you would need to pay to avoid a lapse of your Policy.

   You are not required to increase your specified amount in any specific percentage or ratio that your base and supplemental coverage bear to your specified amount before the increase, with one exception. Base coverage must be at least 10% of the total specified amount after the increase.

   Decrease in coverage. After the first Policy year, you may request a reduction in the specified amount of coverage, but not below certain minimums. After any decrease, the specified amount cannot be less than the greater of:

   .   $50,000; and

   . any minimum amount which, in view of the amount of premiums you have paid, is necessary for the Policy to continue to meet the federal tax law definition of life insurance.

   We will apply a reduction in specified amount proportionately against the specified amount provided under the original application and any specified amount increases. The decrease in specified amount will decrease both your base and supplemental coverage in the same ratio they bear to your specified amount before the decrease. We will deduct from your accumulation value any surrender charge that is due on account of the decrease. We will also reduce any remaining surrender charge amount associated with the portion of your Policy's base coverage that has been reduced. If there is not sufficient accumulation value to pay the surrender charge at the time you request a reduction, the decrease will not be allowed.

   A reduction in specified amount will not reduce the monthly charge per $1,000 of base coverage or the amount of time for which we assess this charge. For instance, if you increase your base coverage and follow it by a decrease in base coverage within 7 years of the increase, we will assess the monthly charge per $1,000 of base coverage against the increase in base coverage for the full 7 years even though you have reduced the amount of base coverage.

CHANGING DEATH BENEFIT OPTIONS

   Change of death benefit option. You may at any time before the death of the insured person request us to change your choice of death benefit option from:

   Option 1 to Option 2;
   Option 2 to Option 1; or
   Option 3 to Option 1.

   No other changes are permitted. A change from Option 3 to Option 1 may be subject to regulatory approval in your state.

    . If you change from Option 1 to Option 2, we automatically reduce your Policy's specified amount of insurance by the amount of your Policy's accumulation value (but not below zero) at the time of the change. The change will go into effect on the MONTHLY DEDUCTION

       DAY (see "Monthly deduction days" on page 39 following the date we receive your request for change. We will take the reduction proportionately from each component of the Policy's specified amount. We will not charge a surrender charge for this reduction in specified amount. The surrender charge schedule will not be reduced on account of the reduction in specified amount. The monthly charge per $1,000 of base coverage will not change. At the time of the change of death benefit option, your Policy's monthly insurance charge and surrender value will not change.

   . If you change from Option 2 to Option 1, then as of the date of the change we automatically increase your Policy's specified amount by the amount of your Policy's accumulation value. We will apply the entire increase in your specified amount to the last coverage added (either base or supplemental) to your Policy, and which has not been removed by a decrease in your Policy's specified amount. For the purpose of this calculation, if base and supplemental coverages were issued on the same date, we will consider the supplemental coverage to have been issued later. The monthly charge per $1,000 of base coverage will not change. At the time of the change of death benefit option, your Policy's monthly insurance charge and surrender value will not change.

   . If you change from Option 3 to Option 1, your Policy's specified amount will not change. The monthly charge per $1,000 of base coverage and the COST OF INSURANCE RATES will not change. Your Policy's monthly insurance charge will decrease and the surrender value will increase.

   Tax consequences of changes in insurance coverage. Please read "Tax Effects" starting on page 55 of this prospectus to learn about possible tax consequences of changing your insurance coverage under your Policy.

   Effect of changes in insurance coverage on guarantee period. A change in coverage does not result in termination of the guarantee period, so that if you pay certain prescribed amounts of premiums, we will pay a death benefit even if your Policy's cash surrender value declines to zero. The details of this guarantee are discussed under "Monthly guarantee premiums," beginning on page 32.

EFFECTIVE DATE OF POLICY AND RELATED TRANSACTIONS

   Valuation dates, times, and periods. We compute values under a Policy on each day that the NYSE is open for business. We call each such day a "VALUATION DATE" or a "business day."

   We compute policy values as of the time the NYSE closes on each valuation date, which usually is 3:00 p.m. Central time. We call this our "CLOSE OF BUSINESS." We call the time from the close of business on one valuation date to the close of business of the next valuation date a "valuation period." We are closed only on those holidays the NYSE is closed.

   Fund pricing. Each Fund produces a price per Fund share following each close of the NYSE and provides that price to us. We then determine the Fund value at which you may invest in the particular investment option, which reflects the change in value of each Fund reduced by the daily charge and any other charges that are applicable to your Policy.

   Date of receipt. Generally we consider that we have received a premium payment or another communication from you on the day we actually receive it in good order at any of the addresses shown on page 5 of this prospectus. If we receive it after the close of business on any valuation date, however, we consider that we have received it on the following valuation date. Any premium payments we receive after our close of business are held in our general account until the next business day.

   If we receive your premiums through payroll allotment, such as salary deduction or salary reduction programs, we consider that we receive your premium on the day we actually receive it, rather than the day the deduction from your payroll occurs. This is important for you to know because your premium receives no interest or earnings for the time between the deduction from your payroll and our receipt of the payment. We do not accept military allotment programs.

   Commencement of insurance coverage. After you apply for a Policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to determine whether to issue a Policy to you and, if so, what the insured person's premium class should be. We will not pay a death benefit under a Policy unless (a) it has been delivered to and accepted by the owner and at least the initial premium has been paid, and (b) at the time of such delivery and payment, there have been no adverse developments in the insured person's health or risk of death. However, if you pay at least the minimum first premium payment with your application for a Policy, we will provide temporary coverage of up to $500,000 provided the insured person meets certain medical and risk requirements. The terms and conditions of this coverage are described in our "Limited Temporary Life Insurance Agreement," available to you when you apply for this Policy.

   Date of issue; Policy months and years. We prepare the Policy only after we approve an application for a Policy and assign the appropriate premium class. The day we begin to deduct charges will appear on page 3 of your Policy and is called the "Date of Issue." Policy months and years are measured from the date of issue. To preserve a younger age at issue for the insured person, we may assign a date of issue to a Policy that is up to 6 months earlier than otherwise would apply.

   Monthly deduction days. Each charge that we deduct monthly is assessed against your accumulation value at the close of business on the date of issue and at the end of each subsequent valuation period that includes the first day of a Policy month. We call these "monthly deduction days."

   Commencement of investment performance. We begin to credit an investment return to the accumulation value resulting from your initial premium payment on the later of (a) the date of issue, or (b) the date all requirements needed to place the Policy in force have been reviewed and found to be satisfactory, including underwriting approval and receipt of the necessary premium. In the case of a back-dated Policy, we do not credit an investment return to the accumulation value resulting from your initial premium payment until the date stated in (b) above.

   Effective date of other premium payments and requests that you make. Premium payments (after the first) and transactions made in response to your requests and elections are generally effected at the end of the valuation period in which we receive the payment, request or election and based on prices and values computed as of that same time. Exceptions to this general rule are as follows:

   . Increases or decreases you request in the specified amount of insurance, REINSTATEMENT of a Policy that has lapsed, and changes in death benefit option take effect on the Policy's monthly deduction day if your request is approved on that day or on the next monthly deduction day following our approval if we approve your request on any other day of the month;

   . In most states, we may return premium payments, make a partial surrender or reduce the death benefit if we determine that such premiums would cause your Policy to become a modified endowment contract or to cease to qualify as life insurance under federal income tax law or exceed the maximum net amount at risk;

   . If you exercise your right to return your Policy described under "Free look period" on page 33 of this prospectus, your coverage will end when you deliver it to your AGL representative, or if you mail it to us, the date it is postmarked; and

   . If you pay a premium at the same time that you make a Policy request which requires our approval, your payment will be applied when received rather than following the effective date of the requested change, but only if your Policy is in force and the amount paid will not cause you to exceed premium limitations under the Internal Revenue Code of 1986, as amended (the "CODE"). If we do not approve your Policy request, your premium payment will still be accepted in full or in part (we will return to you the portion of your premium payment that would be in violation of the maximum premium limitations under the Code). We will not apply this procedure to premiums you pay in connection with reinstatement requests.

REPORTS TO POLICY OWNERS

   Shortly after the end of each Policy year, we will mail you a report that includes information about your Policy's current death benefit, accumulation value, cash surrender value and Policy loans. We will send you notices to confirm premium payments, transfers and certain other Policy transactions. We will mail to you at your last known address of record, these and any other reports and communications required by law. You should give us prompt written notice of any address change.

                           ADDITIONAL BENEFIT RIDERS

RIDERS

   You may be eligible to add an additional rider benefit to your Policy. You can request that your Policy include the additional rider benefits described below. For most of the riders that you choose, a charge, which will be shown on page 3 of your Policy, will be deducted from your accumulation value on each monthly deduction day. Eligibility for and changes in these benefits are subject to our rules and procedures as well as Internal Revenue Service ("IRS") guidance and rules that pertain to the Code's definition of life insurance as in effect from time to time. Not all riders are available in all states. More details are included in the form of each rider, which we suggest that you review if you choose any of these benefits. Some of the riders provide guaranteed benefits that are obligations of our general account and not of the Separate Account. See "Our general account" on page 26.

   . Accidental Death Benefit Rider. This rider pays an additional death benefit if the insured person dies from certain accidental causes. There is a charge for this rider. You can purchase this rider only at the time we issue your Policy. You may later elect to terminate this rider. If you do so, the charge will cease.

   . Children's Insurance Benefit Rider. This rider provides term life insurance coverage on the eligible children of the person insured under the Policy. There is a charge for this rider. This rider is convertible into any other insurance (except for term coverage) available for conversions, under our published rules at the time of conversion. You may purchase this rider at the time we issue your Policy or at any time thereafter. You may terminate the rider at any time. If you do so, the charge will cease.

   . Maturity Extension Rider. This rider gives you the option to extend the Policy's MATURITY DATE beyond what it otherwise would be, at any time before the original maturity date. Once you select this rider, if you have not already elected to extend the maturity date, we will notify you of this right 60 days before maturity. If you do not then elect to extend the maturity date before the original maturity date, the rider will terminate and the maturity date will not be extended. You have two versions of this rider from which to choose, the Accumulation Value version and the Death Benefit version. Either or both versions may not be available in your state.

          THE ACCUMULATION VALUE VERSION provides for a death benefit after your original maturity date that is equal to the accumulation value on the date of the insured person's death. The death benefit will be reduced by any outstanding Policy loan amount. There is no charge for this version until you reach your original maturity date. After your original maturity date, we will charge a monthly fee of no more than $10.

          THE DEATH BENEFIT VERSION provides for a death benefit after your original maturity date equal to the death benefit in effect on the day prior to your original maturity date. If the death benefit is based fully, or in part, on the accumulation value, we will adjust the death benefit to reflect future changes in your accumulation value. The death benefit will never be less than the accumulation value. The death benefit will be reduced by any outstanding Policy loan amount.

          We will charge you the following amounts under the death benefit version

          . A monthly fee of no more than $30 for each $1,000 of the net amount at risk. This fee begins 9 years before your original maturity date and terminates on your original maturity date; and

          . A monthly fee of no more than $10. This fee begins on your original maturity date if you exercise your right under the rider to extend your original maturity date.

          Nine years and 60 days before your original maturity date, we will notify you that you will incur these charges if you keep the rider. You will then have until your original maturity date to terminate the rider and with it, your right to extend your original maturity date. If you terminate the rider at any time within this nine year and 60 day period, there will be no further charges and you will have no remaining right to receive a benefit under the rider.

       Both versions of the rider may be added at any time to an existing Policy up until the same nine year and 60 day period before your original maturity date. In Illinois you may select either version of the rider only after we issue your Policy.

       There are features common to both riders in addition to the $10 maximum monthly fee. Only the insurance coverage associated with the Policy will be extended beyond your original maturity date. We do not allow additional premium payments, or changes in specified amount after your original maturity date. The only charge we continue to automatically deduct after the original maturity date is the daily charge described on page 49. Once you have exercised your right to extend your original maturity date, you cannot revoke it. The monthly fee will continue. You can, however, surrender your Policy at any time.

       Extension of the maturity date beyond the insured person's age 100 may result in current taxation of increases in your Policy's accumulation value as a result of interest or investment experience after that time. You should consult a qualified tax adviser before making such an extension.

   . Spouse Term Rider. This rider provides term life insurance on the life of the spouse of the Policy's insured person. There is a charge for this rider. This rider terminates no later than the Policy anniversary nearest the spouse's 75th birthday. You can convert this rider into any other insurance, except term, under our published rules at the time of conversion. You can purchase this rider only at the time we issue your Policy. You may later elect to terminate this rider. If you do so, the charge will cease.

   . Terminal Illness Rider. This rider provides the Policy owner with the right to request a benefit if the Policy's insured person is diagnosed as having a terminal illness (as defined in the rider) and less than 12 months to live. This rider is not available in all states. There is a charge for this rider. The maximum amount you may receive under this rider before the insured person's death is 50% of the death benefit that would be due under the Policy (excluding any rider benefits), not to exceed $250,000. The amount of benefits paid under the rider, plus interest on this amount to the next Policy anniversary, plus an administrative fee (not to exceed $250), becomes a "LIEN" against the Policy. The maximum interest rate will not exceed the greater of

      . the Moody's corporate Bond Yield Average-Monthly Average Corporates for the month of October preceding the calendar year for which the loan interest rate is determined; or

      . the interest rate used to calculate cash values in the Fixed Account during the period for which the interest rate is determined, plus 1%.

       A lien is a claim by AGL against all future Policy benefits. We will continue to charge interest in advance on the total amount of the lien and will add any unpaid interest to the total amount of the lien each year. The cash surrender value of the Policy also will be reduced by the amount of the lien. Any time the total lien, plus any other Policy loans, exceeds the Policy's then current death benefit, the Policy will terminate without further value. You can purchase this rider at any time prior to the maturity date. You may terminate this rider at any time. If you do so, the charge will cease.

    . Waiver of Monthly Deduction Rider. This rider provides for a waiver of all monthly charges assessed for both your Policy and riders that we otherwise would deduct from your accumulation value, so long as the insured person is totally disabled (as defined in the rider). This rider is not available for Policies with an initial specified amount greater than $5,000,000. There is a charge for this rider. While we are paying benefits under this rider we will not permit you to request any increase in the specified amount of your Policy's coverage. When we "pay benefits" under this rider, we pay all monthly charges (except for loan interest) for your Policy when they become due, and then deduct the same charges from your Policy. Therefore, your Policy's accumulation value does not change because of monthly charges. We perform these two transactions at the same time. However, loan interest will not be paid for you under this rider, and the Policy could, under certain circumstances, lapse for nonpayment of loan interest. You can purchase this rider on the life of an insured person who is younger than age 56. You can purchase this rider only at the time we issue your Policy. You may later elect to terminate this rider. If you do so, the charge will cease.

TAX CONSEQUENCES OF ADDITIONAL RIDER BENEFITS.

   Adding or deleting riders, or increasing or decreasing coverage under existing riders can have tax consequences. See "Tax Effects" starting on page 55. You should consult a qualified tax adviser.

                              POLICY TRANSACTIONS

   The following transactions may have different effects on the accumulation value, death benefit, specified amount or cost of insurance. You should consider the net effects before requesting a Policy transaction. See "Policy Features" on page 27. Certain transactions also include charges. For information regarding other charges, see "Charges Under the Policy" on page 49.

E-DELIVERY, E-SERVICE, TELEPHONE TRANSACTIONS AND WRITTEN TRANSACTIONS

   See page 19 for information regarding E-Delivery, E-Service, telephone transactions and written transactions.

WITHDRAWING POLICY INVESTMENTS

   Full surrendeR. You may at any time surrender your Policy in full. If you do, we will pay you the accumulation value, less any Policy loans, plus any unearned loan interest, and less any surrender charge that then applies. We call this amount your "cash surrender value." Because of the surrender charge, it is unlikely that a Platinum Investor III Policy will have any cash surrender value during at least the first year.

   Partial surrender. You may, at any time after the first Policy year, make a partial surrender of your Policy's cash surrender value. A partial surrender must be at least $500. We will automatically reduce your Policy's accumulation value by the amount of your withdrawal and any related charges. We do not allow partial surrenders that would reduce the death benefit below $50,000.

   If the Option 1 or Option 3 death benefit is then in effect, we also will reduce your Policy's specified amount by the amount of such withdrawal and charges, but not below $50,000. We will take any such reduction in specified amount in accordance with the description found under "Decrease in coverage" on page 37.

   You may choose the investment option or options from which money that you withdraw will be taken; otherwise, we will allocate the partial surrender in the same proportions as then apply for deducting monthly charges under your Policy or, if that is not possible, in proportion to the amount of accumulation value you then have in each investment option.

   There is a maximum partial surrender processing fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge currently is $10.

   Exchange of Policy in certain states. Certain states require that a Policy owner be given the right to exchange the Policy for a fixed benefit life insurance policy, within either 18 or 24 months from the date of issue. This right is subject to various conditions imposed by the states and us. In such states, this right has been more fully described in your Policy or related endorsements to comply with the applicable state requirements.

   Policy loans. You may at any time borrow from us an amount up to your Policy's cash surrender value less the interest that will be payable on your loan to your next Policy anniversary. The minimum amount you can borrow is $500 or, if less, your Policy's cash surrender value less the LOAN INTEREST payable to your next Policy anniversary. These rules are not applicable in all states.

   We remove from your investment options an amount equal to your loan and hold that part of your accumulation value in the Fixed Account as collateral for the loan. We will credit your Policy with interest on this collateral amount on a monthly basis at a guaranteed annual effective rate of 4.0% (rather than any amount you could otherwise earn in one of our investment options), and we will charge you interest on your loan at an annual effective rate of 4.75%. Loan interest is payable annually, on the Policy anniversary, in advance, at a rate of 4.54%. Any amount not paid by its due date will automatically be added to the loan balance as an additional loan.

   If a new Policy loan is taken out on a date not coinciding with the Policy anniversary date, the loan interest charged is calculated from the date the loan is taken out to the next Policy anniversary. The following year, loan interest is calculated on the entire loan amount until the next Policy anniversary. Similarly, if the loan is paid off (in-part or in-whole) on a date not coinciding with the Policy anniversary date, the total loan amount will reflect an adjustment for the unearned loan interest. Disbursements from the Policy also result in adjusted interest. For instance, if a death claim occurs on a date not coinciding with the Policy anniversary date, and the Policy has an outstanding Policy loan, the total loan amount with an adjustment for the unearned loan interest will be subtracted from the death benefit.

   Interest you pay on Policy loans will not, in most cases, be deductible on your tax returns.

   You may choose which of your investment options the loan will be taken from. If you do not so specify, we will allocate the loan in the same way that charges under your Policy are being allocated. If this is not possible, we will make the loan pro-rata from each investment option that you then are using.

   You may repay all or part (but not less than $100 unless it is the final payment) of your loan at any time before the death of the insured person while the Policy is in force. You must designate any loan repayment as such; otherwise, we will treat it as a premium payment instead. Any loan repayments go first to repay all loans that were taken from the Fixed Account. We will invest any additional loan repayments you make in the investment options you request. In the absence of such a request we will invest the repayment in the same proportion as you then have selected for premium payments that we receive from you. Any unpaid loan (increased by any unearned loan interest we may have already charged) will be deducted from the proceeds we pay following the insured person's death.

   Preferred loan interest ratE. We will charge a lower interest rate on loans available after the first 10 Policy years. We call these "preferred loans." The maximum amount eligible for preferred loans for any year is:

   . 10% of your Policy's accumulation value (which includes any loan collateral we are holding for your Policy loans) at the Policy anniversary; or

   . if less, your Policy's maximum remaining loan value at that Policy anniversary.

   We will always credit your preferred loan collateral amount at a guaranteed annual effective rate of 4.0%. We intend to set the rate of interest you are paying to the same 4.0% rate we credit to your preferred loan collateral amount, resulting in a zero net cost (0.00%) of borrowing for that amount. We have full discretion to vary the rate we charge you, provided that the rate:

   . will always be greater than or equal to the guaranteed preferred loan collateral rate of 4.0%, and

   .   will never exceed an annual effective rate of 4.25%.

    Maturity of your Policy. If the insured person is living on the "Maturity Date" shown on page 3 of your Policy, we will pay you the cash surrender value of the Policy, and the Policy will end. The maturity date can be no later than the Policy anniversary nearest the insured person's 100th birthday, unless you have elected the Maturity Extension Rider. See "Maturity Extension Rider" within the "Additional Benefit Riders" section beginning on page 40.

    Tax considerations. Please refer to "Federal Tax Considerations" on page 54 for information about the possible tax consequences to you when you receive any loan, surrender, maturity benefit or other funds from your Policy. A Policy loan may cause the Policy to lapse which may result in adverse tax consequences.

                                POLICY PAYMENTS

PAYMENT OPTIONS

   The beneficiary will receive the full death benefit proceeds from the Policy as a single sum, unless the beneficiary elects another method of payment within 60 days after we receive notification of the insured person's death. Likewise, the Policy owner will receive the full proceeds that become payable upon full surrender or the maturity date, unless the Policy owner elects another method of payment within 60 days after we receive notification of full surrender or the maturity date.

   The payee can elect that all or part of such proceeds be applied to one or more of the following payment options. If the payee dies before all guaranteed payments are paid, the payee's heirs or estate will be paid the remaining payments.

   The payee can elect that all or part of such proceeds be applied to one or more of the following payment options:

   .   Option 1 - Equal monthly payments for a specified period of time.

   . Option 2 - Equal monthly payments of a selected amount of at least $60 per year for each $1,000 of proceeds until all amounts are paid out.

   . Option 3 - Equal monthly payments for the payee's life, but with payments guaranteed for a specified number of years. These payments are based on annuity rates that are set forth in the Policy or, at the payee's request, the annuity rates that we then are using.

   . Option 4 - Proceeds left to accumulate at an interest rate of 3% compounded annually for any period up to 30 years. At the payee's request we will make payments to the payee monthly, quarterly, semiannually, or annually. The payee can also request a partial withdrawal of any amount of $500 or more. There is no charge for partial withdrawals.

   Additional payment options may also be available with our consent. We have the right to reject any payment option if the payee is a corporation or other entity. You can read more about each of these options in the Policy and in the separate form of payment contract that we issue when any such option takes effect.

   Interest rates that we credit under each option will be at least 3%.

   Change of payment option. The owner may give us written instructions to change any payment option previously elected at any time while the Policy is in force and before the start date of the payment option.

   Tax impact. If a payment option is chosen, you or your beneficiary may have adverse tax consequences. You should consult with a qualified tax adviser before deciding whether to elect one or more payment options.

THE BENEFICIARY

   You name your beneficiary when you apply for a Policy. The beneficiary is entitled to the insurance benefits of the Policy. You may change the beneficiary during the lifetime of the insured person unless your previous designation of beneficiary provides otherwise. In this case the previous beneficiary must give us permission to change the beneficiary and then we will accept your instructions. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we may make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

ASSIGNMENT OF A POLICY

   You may assign (transfer) your rights in a Policy to someone else as collateral for a loan or for some other reason. We will not be bound by an assignment unless it is received in writing. You must provide us with two copies of the assignment. We are not responsible for any payment we make or any action we take before we receive a complete notice of the assignment in good order. We are also not responsible for the validity of the assignment. An absolute assignment is a change of ownership. Because there may be unfavorable tax consequences, including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary, you should consult a qualified tax adviser before making an assignment.

PAYMENT OF PROCEEDS

   General. We generally will pay any death benefit, maturity benefit, cash surrender value or loan proceeds within seven days after we receive the last required form or request (and any other documents that may be required for payment of a death benefit). If we do not have information about the desired manner of payment within 60 days after the date we receive notification of the insured person's death, we will pay the proceeds as a single sum, normally within seven days thereafter.

   Delay of Fixed Account proceeds. We have the right, however, to defer payment or transfers of amounts out of the Fixed Account for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest of at least 3% a year from the date we receive all items we require to make the payment.

   Delay for check clearance. We reserve the right to defer payment of that portion of your accumulation value that is attributable to a payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

   Delay of Separate Account VL-R proceeds. We reserve the right to defer computation of values and payment of any death benefit, loan or other distribution that comes from that portion of your accumulation value that is allocated to Separate Account VL-R, if:

   .   the NYSE is closed other than weekend and holiday closings;

   .   trading on the NYSE is restricted;

   . an emergency exists as determined by the SEC or other appropriate regulatory authority such that disposal of securities or determination of the accumulation value is not reasonably practicable;

   .   the SEC by order so permits for the protection of Policy owners; or

   . we are on notice that the Policy is the subject of a court proceeding, an arbitration, a regulatory matter or other legal action.

   Transfers and allocations of accumulation value among the investment options may also be postponed under these circumstances. If we need to defer calculation of Separate Account VL-R values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

   Delay to challenge coverage. We may challenge the validity of your insurance Policy based on any material misstatements in your application or any application for a change in coverage. However,

   . We cannot challenge the Policy after it has been in effect, during the insured person's lifetime, for two years from the date the Policy was issued or restored after termination.

   . (Some states may require that we measure this time in another way. Some states may also require that we calculate the amount we are required to pay in another way.)

   . We cannot challenge any Policy change that requires evidence of insurability (such as an increase in specified amount) after the change has been in effect for two years during the insured person's lifetime.

   . We cannot challenge an additional benefit rider that provides benefits if the insured person becomes totally disabled, after two years from the later of the Policy's date of issue or the date the additional benefit rider becomes effective.

   Delay required under applicable law. We may be required under applicable law to block a request for transfer or payment, including a Policy loan request, under a Policy until we receive instructions from the appropriate regulator.

                        ADDITIONAL RIGHTS THAT WE HAVE

   We have the right at any time to:

   . transfer the entire balance in an investment option in accordance with any transfer request you make that would reduce your accumulation value for that option to below $500;

   . transfer the entire balance in proportion to any other investment options you then are using, if the accumulation value in an investment option is below $500 for any other reason;

   . end the automatic rebalancing feature if your accumulation value falls below $5,000;

   . replace the underlying Fund that any investment option uses with another Fund, subject to SEC and other required regulatory approvals;

   . add, delete or limit investment options, combine two or more investment options, or withdraw assets relating to the Policies from one investment option and put them into another, subject to SEC and other required regulatory approvals;

   . operate Separate Account VL-R under the direction of a committee or discharge such a committee at any time;

   . operate Separate Account VL-R, or one or more investment options, in any other form the law allows, including a form that allows us to make direct investments. Separate Account VL-R may be charged an advisory fee if its investments are made directly rather than through another investment company. In that case, we may make any legal investments we wish; or

   . make other changes in the Policy that in our judgment are necessary or appropriate to ensure that the Policy continues to qualify for tax treatment as life insurance, or that do not reduce any cash surrender value, death benefit, accumulation value, or other accrued rights or benefits.

        VARIATIONS IN POLICY OR INVESTMENT OPTION TERMS AND CONDITIONS

   We also have the right to make some variations in the terms and conditions of a Policy. Any variations will be made only in accordance with uniform rules that we establish. We intend to comply with all applicable laws in making any changes and, if necessary, we will seek Policy owner approval and SEC and other regulatory approvals. Here are some of the potential variations:

   Underwriting and premium classes. We may add or remove premium classes. We currently have nine premium classes we use to decide how much the monthly insurance charges under any particular Policy will be:

   . Four Non-tobacco classes: preferred plus, preferred, standard and special;

   .   Three Tobacco classes: preferred, standard and special; and

   .   Two Juvenile classes: juvenile and special juvenile.

   Various factors such as the insured person's age, health history, occupation and history of tobacco use, are used in considering the appropriate premium class for the insured. Premium classes are described in your Policy. Policies issued in New Jersey do not have the juvenile and special juvenile classes.

   Policies purchased through "internal rollovers". We maintain published rules that describe the procedures necessary to replace life insurance policies we have issued. Not all types of other insurance are eligible to be replaced with a Policy. Our published rules may be changed from time to time, but are evenly applied to all our customers.

   State law requirements. AGL is subject to the insurance laws and regulations in every jurisdiction in which the Policies are sold. As a result, various time periods and other terms and conditions described in this prospectus may vary depending on where you reside. These variations will be reflected in your Policy and related endorsements.

   Expenses or risks. AGL may vary the charges and other terms within the limits of the Policy where special circumstances result in sales, administrative or other expenses, mortality risks or other risks that are different from those normally associated with the Policy.

   Underlying investments. You will be notified as required by law if there are any material changes in the underlying investments of an investment option that you are using.

                           CHARGES UNDER THE POLICY

   Statutory premium tax charge. Unless your Policy was issued in Oregon, we deduct from each premium a charge for the tax that is then applicable to us in your state or other jurisdiction. These taxes, if any, currently range in the United States from 0.5% to 3.5%. Please let us know if you move to another jurisdiction, so we can adjust this charge if required. You are not permitted to deduct the amount of these taxes on your income tax return. We use this charge to offset our obligation to pay premium tax on the Policies.

   Tax charge back. If you are a resident of Oregon at the time you purchase a Policy, there is no premium tax charge. Instead, we will deduct from each premium a tax charge back that is permissible under Oregon law. If you later move from Oregon to a state that has a premium tax, we will not charge you a premium tax. We deduct the tax charge back from each premium you pay, regardless of the state in which you reside at the time you pay the premium. The current tax charge back is 1.78% of each premium. We may change the tax charge back amount but any change will only apply to new Policies we issue. We use the charge partly to offset our obligation to pay premium taxes on the same Policy if you move to another state. We also use the charge to pay for the cost of additional administrative services we provide under these Policies.

   Premium expense charge. After we deduct premium tax (or a tax charge back if we issued your Policy in Oregon) from each premium payment, we currently deduct 5.0% from the remaining amount. We may increase this charge for all years, but it will never exceed 7.5%. AGL receives this charge to cover sales expenses, including commissions.

   Daily charge (mortality and expense risk fee). We will deduct a daily charge at an annual effective rate of 0.70% (7/10 of 1%) of your accumulation value that is then being invested in any of the variable investment options. After a Policy has been in effect for 10 years, however, we will reduce this rate to an annual effective rate of 0.45%, and after 20 years, to an annual effective rate of 0.10%. We guarantee these rate reductions. Since the Policies were first offered only in the year 2000, the reduction has not yet taken effect under any outstanding Policies. AGL receives this charge to pay for our mortality and expense risks.

   Fees and expenses and money market investment options. During periods of low short-term interest rates, and in part due to Policy fees and expenses that are assessed as frequently as daily, the yield of the money market investment option may become extremely low and possibly negative. If the daily dividends paid by the underlying mutual fund for the money market investment option are less than the Policy's fees and expenses, the money market investment option's unit value will decrease. In the case of negative yields, your accumulation value in the money market investment option will lose value.

   Flat monthly charge. We will deduct $6 from your accumulation value each month. We may lower this charge but it is guaranteed to never exceed $6. The flat monthly charge is the Monthly Administration Fee shown on page 3A of your Policy. AGL receives this charge to pay for the cost of administrative services we provide under the Policies, such as regulatory mailings and responding to Policy owners' requests.

   Monthly charge per $1,000 of base coverage. We deduct a charge monthly from your accumulation value for the first 7 Policy years. This monthly charge also applies to the amount of any increase in base coverage during the 7 Policy years following the increase. This charge varies according to the age, gender and premium class of the insured person, as well as the amount of coverage. The dollar amount of this charge changes with each increase in your Policy's base coverage. (We describe your base coverage and specified amount under "Your specified amount of insurance" on page 27 and "Base coverage and supplemental coverage" on page 29.) This charge can range from a maximum of $1.25 for each $1,000 of the base coverage portion of the specified amount to a minimum of $0.03 for each $1,000 of base coverage. The representative charge (referred to as "Example" in the Tables of Charges on page 14) is $0.16 for each $1,000 of base coverage. The initial amount of this charge is shown on page 3A of your Policy and is called "Monthly Expense Charge for First Seven Years." Page 4 of your Policy contains a table of the guaranteed rates for this charge. AGL receives this charge to pay for underwriting costs and other costs of issuing the Policies, and also to help pay for the administrative services we provide under the Policies.

   Monthly insurance charge. Every month we will deduct from your accumulation value a charge based on the COST OF INSURANCE RATES applicable to your Policy on the date of the deduction and our "net amount at risk" on that date. Our net amount at risk is the difference between (a) the death benefit that would be payable before reduction by policy loans if the insured person died on that date and (b) the then total accumulation value under the Policy. For otherwise identical Policies:

   .   greater amounts at risk result in a higher monthly insurance charge; and

   . higher cost of insurance rates also result in a higher monthly insurance charge.

   Keep in mind that investment performance of the investment options in which you have accumulation value will affect the total amount of your accumulation value. Therefore your monthly insurance charge can be greater or less, depending on investment performance.

   Our cost of insurance rates are guaranteed not to exceed those that will be specified in your Policy. Our current rates are lower than the guaranteed maximum rates for insured persons in most age, gender and premium classes, although we have the right at any time to raise these rates to not more than the guaranteed maximum.

   In general the longer you own your Policy, the higher the cost of insurance rate will be as the insured person grows older. Also our cost of insurance rates will generally be lower if the insured person is a female than if a male. Similarly, our current cost of insurance rates are generally lower for non-tobacco users than tobacco users, and for persons considered to be in excellent health. On the other hand, insured persons who present particular health, occupational or non-work related risks may require higher cost of insurance rates and other additional charges based on the specified amount of insurance coverage under their Policies.

   Finally, our current cost of insurance rates for the same insured person differ depending on the specified amount in force on the day the charge is deducted. We have different rates we apply for specified amounts. The highest rates begin with the minimum specified amount. The rates decline on a graduated schedule as the specified amount increases. Your agent can discuss the schedule with you. Our cost of insurance rates are generally higher under a Policy that has been in force for some period of time than they would be under an otherwise identical Policy purchased more recently on the same insured person.

   AGL receives this charge to fund the death benefits we pay under the Policies.

   Monthly charges for additional benefit riderS. We will deduct charges monthly from your accumulation value, if you select additional benefit riders. The charges for any rider you select will vary by Policy within a range based on either the personal characteristics of the insured person or the specific coverage you choose under the rider. The riders we currently offer are accidental death benefit rider, children's insurance benefit rider, two versions of maturity extension rider, spouse term rider, terminal illness rider and waiver of monthly deduction rider. The riders are described beginning on page 40, under "Additional Benefit Riders." The specific charges for any riders you choose are shown on page 3 of your Policy. AGL receives these charges to pay for the benefits under the riders and to help offset the risks we assume.

   Surrender charge. The Policies have a surrender charge that applies for a maximum of the first 10 Policy years (and for a maximum of the first 10 Policy years after any increase in the Policy's base coverage). We will apply the surrender charge only to the base coverage portion of the specified amount.

   The amount of the surrender charge depends on the age and other insurance characteristics of the insured person. Your Policy's surrender charge will be found in the table beginning on page 27 of the Policy. As shown in the Tables of Charges beginning on page 11, the maximum surrender charge is $48 per $1,000 of the base coverage portion of the specified amount (or any increase in the base coverage portion of the specified amount). The minimum surrender charge is $7 per $1,000 of the base coverage (or any increase in the base coverage). The representative surrender charge (referred to as "Example" in the Tables of Charges) is $18 per $1,000 of base coverage (or any increase in the base coverage).

   The surrender charge decreases on an annual basis beginning in the fourth year of its 10 year period referred to above until, in the eleventh year, it is zero (or the eleventh year following any increase in the Policy's base coverage). These decreases are also based on the age and other insurance characteristics of the insured person.

   The following chart illustrates how the surrender charge declines over the first 10 Policy years. The chart is for a 40 year old male, who is the same person to whom we refer in the Tables of Charges beginning on page 11 under "Example Charge." Surrender charges may differ for other insured persons because the amount of the annual reduction in the surrender charge may differ.

                    SURRENDER CHARGE FOR A 40 YEAR OLD MALE
                    ---------------------------------------
POLICY YEAR                          1   2   3   4   5   6  7   8   9   10  11
-----------                         --- --- --- --- --- --- --  --  --  --  --
SURRENDER CHARGE PER $1,000 OF
  BASE COVERAGE.................... $18 $18 $18 $16 $14 $11 $9  $7  $5  $2  $0

   We will deduct the entire amount of any then applicable surrender charge from the accumulation value at the time of a full surrender. Upon a requested decrease in a Policy's base coverage portion of the specified amount, we will deduct any remaining amount of the surrender charge that was associated with the base coverage that is canceled. This includes any decrease that results from any requested partial surrender. See "Partial surrender" beginning on page 43 and "Change of death benefit option" beginning on page 37.

   For those Policies that lapse in the first 10 Policy years, AGL receives surrender charges to help recover sales expenses, which are higher for base coverage than for supplemental coverage. Higher amounts of base coverage result in higher premiums and higher charges, including higher surrender charges. Depending on the age and health risk of the insured person when the Policy is issued, more premium may be required to pay for all Policy charges. As a result, we use the insured person's age, sex and premium class to help determine the appropriate rate of surrender charge per $1,000 of base coverage to help us offset these higher sales charges.

   Partial surrender processing fee. We will charge a maximum fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge is currently $10. AGL receives this charge to help pay for the expense of making a partial surrender.

   Transfer fee. We will charge a $25 transfer fee for each transfer between investment options that exceeds 12 each Policy Year. This charge will be deducted from the investment options in the same ratio as the requested transfer. AGL receives this charge to help pay for the expense of making the requested transfer.

   Illustrations. If you request illustrations more than once in any Policy year, we may charge a maximum fee of $25 for the illustration. AGL receives this charge to help pay for the expenses of providing additional illustrations.

   Policy loans. We will charge you interest on any loan at an annual effective rate of 4.75%. The loan interest charged on a preferred loan (available after the first 10 Policy years) will never exceed an annual effective rate of 4.25%. AGL receives these charges to help pay for the expenses of administering and providing for Policy loans. See "Policy loans" beginning on page 44.

   Charge for taxes. We can adjust charges in the future on account of taxes we incur or reserves we set aside for taxes in connection with the Policies. This would reduce the investment experience of your accumulation value. In no event will any adjusted charge exceed the maximum guaranteed charge shown in the Tables of Charges on pages 11 - 17. All maximum guaranteed charges also appear in your Policy.

   For a further discussion regarding these charges we will deduct from your investment in a Policy, see "More About Policy Charges" on page 53.

   Allocation of charges. You may choose the investment options from which we deduct all monthly charges and any applicable surrender charges. If you do not have enough accumulation value in those investment options, we will deduct these charges in the same ratio the charges bear to the unloaned accumulation value you then have in each investment option.

MORE ABOUT POLICY CHARGES

   Purpose of our charges. The charges under the Policy are designed to cover, in total, our direct and indirect costs of selling, administering and providing benefits under the Policy. They are also designed, in total, to compensate us for the risks we assume and services that we provide under the Policy. These include:

   . mortality risks (such as the risk that insured persons will, on average, die before we expect, thereby increasing the amount of claims we must pay);

   . sales risks (such as the risk that the number of Policies we sell and the premiums we receive net of withdrawals, are less than we expect, thereby depriving us of expected economies of scale);

   . regulatory risks (such as the risk that tax or other regulations may be changed in ways adverse to issuers of variable universal life insurance policies); and

   . expense risks (such as the risk that the costs of administrative services that the Policy requires us to provide will exceed what we currently project).

   The current monthly insurance charge has been designed primarily to provide funds out of which we can make payments of death benefits under the Policy as the insured person dies.

   General. If the charges that we collect from the Policies exceed our total costs in connection with the Policies, we will earn a profit. Otherwise we will incur a loss. We reserve the right to increase the charges to the maximum amounts on Policies issued in the future.

   Although the paragraphs above describe the primary purposes for which charges under the Policies have been designed, these purposes are subject to considerable change over the life of a Policy. We can retain or use the revenues from any charge for any purpose.

                              ACCUMULATION VALUE

   Your accumulation value. From each premium payment you make, we deduct the charges that we describe on page 49 under "Statutory premium tax charge" (or "Tax charge back" if you are a resident of Oregon when you purchase your Policy) and "Other deductions from each premium payment." We invest the rest in one or more of the investment options listed in the chart on page 21 of this prospectus, as well as the Fixed Account. We call the amount that is at any time invested under your Policy (including any loan collateral we are holding for your Policy loans) your "accumulation value."

   Your investment options. We invest the accumulation value that you have allocated to any variable investment option in shares of a corresponding Fund. Over time, your accumulation value in any such investment option will increase or decrease in accordance with the investment experience of the Fund. Your accumulation value will also be reduced by Fund charges and certain other charges that we deduct from your Policy. We describe these charges beginning on page 49 under "Charges Under the Policy."

   You can review other important information about the Funds that you can choose in the separate prospectuses for those Funds. You can request additional free copies of these prospectuses from your AGL representative or from the Administrative Center. See "Contact Information" on page 5.

   We invest any accumulation value you have allocated to the Fixed Account as part of our general assets. We credit interest on that accumulation value at a rate which we declare from time to time. We guarantee that the interest will be credited at an annual effective rate of at least 4%. Although this interest increases the amount of any accumulation value that you have in the Fixed Account, such accumulation value will also be reduced by any charges that are allocated to this option under the procedures described under "Allocation of charges" on page 53. The "daily charge" described on page 49 and the fees and expenses of the Funds discussed on page 17 do not apply to the Fixed Account.

   Policies are "non-participating." You will not be entitled to any dividends from AGL.

                        POLICY LAPSE AND REINSTATEMENT

   If your Policy's cash surrender value (the Policy's accumulation value less Policy loans and loan interest during the first 5 Policy years) falls to an amount insufficient to cover the monthly charges, you must pay additional premium in order to keep your Policy in force. We will notify you by letter that you have 61 days from the due date of the premium to pay the necessary charges to avoid lapse of the Policy. You are not required to repay any outstanding Policy loan in order to reinstate your Policy. If the loan is not repaid, however, it will be reinstated with your Policy. If the insured person dies during the grace period we will pay the death benefit reduced by the charges that are owed at the time of death. The grace period begins with the first day of the Policy month for which all charges could not be paid. If we do not receive your payment by the end of the grace period, your Policy and all riders will end without value and all coverage under your Policy will cease. Although you can apply to have your Policy "reinstated," you must do this within 5 years (or, if earlier, before the Policy's maturity date), and you must present evidence that the insured person still meets our requirements for issuing coverage. You will find additional information in the Policy about the values and terms of the Policy after it is reinstated.

                          FEDERAL TAX CONSIDERATIONS

   Generally, the death benefit paid under a Policy is not subject to income tax. Earnings on your accumulation value are not subject to income tax as long as we do not pay them out to you. If we do pay any amount of your Policy's accumulation value upon surrender, partial surrender, or maturity of your Policy, all or part of that distribution may be treated as a return of the premiums you paid, which is not subject to income tax.

   Amounts you receive as Policy loans are not taxable to you, unless you have paid such a large amount of premiums that your Policy becomes what the tax law calls a "modified endowment contract." In that case, the loan will be taxed as if it were a partial surrender. Furthermore, loans, partial surrenders and other distributions from a modified endowment contract may require you to pay additional taxes and penalties that otherwise would not apply. If your Policy lapses, you may have to pay income tax on a portion of any outstanding loan.

TAX EFFECTS

   This discussion is based on current federal income tax law and interpretations. It assumes that the policy owner is a natural person who is a U.S. citizen and resident. The consequences for corporate taxpayers, non-U.S. residents or non-U.S. citizens, may be different. The following discussion of federal income tax treatment is general in nature and is not intended as tax advice. You should consult with a competent tax adviser to determine the specific federal tax treatment of your Policy based on your individual factual situation.

   General. The Policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under
Section 7702 of the Code and (b) for as long as the investments made by the underlying Funds satisfy certain investment diversification requirements under
Section 817(h) of the Code. We believe that the Policy will meet these requirements at issue and that:

   . the death benefit received by the beneficiary under your Policy will generally not be subject to federal income tax; and

   . increases in your Policy's accumulation value as a result of interest or investment experience will not be subject to federal income tax unless and until there is a distribution from your Policy, such as a surrender or a partial surrender.

   The federal income tax consequences of a distribution from your Policy can be affected by whether your Policy is determined to be a "MODIFIED ENDOWMENT CONTRACT," as explained in the following discussion. In all cases, however, the character of all income that is described as taxable to the payee will be ordinary income (as opposed to capital gain).

   Testing for modified endowment contract status. The Code provides for a "SEVEN-PAY TEST." This test determines if your Policy will be a "modified endowment contract."

   If, at any time during the first seven Policy years:

   .   you have paid a cumulative amount of premiums;

   . the cumulative amount exceeds the premiums you would have paid by the same time under a similar fixed-benefit life insurance policy; and

   . the fixed benefit policy was designed (based on certain assumptions mandated under the Code) to provide for paid-up future benefits ("paid-up" means no future premium payments are required) after the payment of seven level annual premiums;

   then your Policy will be a modified endowment contract.

   Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the accumulation value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A "material change" for these purposes could occur as a result of a change in death benefit option. A material change will occur as a result of an increase in your Policy's specified amount, and certain other changes.

   If your Policy's benefits are reduced during the first seven Policy years (or within seven years after a material change), the calculated seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a decrease in the specified amount that you request or that results from a partial surrender). If the premiums previously paid are greater than the recalculated seven-payment premium level limit, the Policy will become a modified endowment contract.

   We will monitor your Policy and attempt to notify you on a timely basis to prevent additional premium payments from causing your Policy to become a modified endowment contract.

   A life insurance policy that is received in a tax free exchange under
(S)1035 of the Code for a modified endowment contract will also be considered a modified endowment contract.

   Other effects of Policy changes. Changes made to your Policy (for example, a decrease in specified amount that you request or that results from a partial surrender that you request) may also have other effects on your Policy. Such effects may include impacting the maximum amount of premiums that can be paid under your Policy, as well as the maximum amount of accumulation value that may be maintained under your Policy. Under Notice 2006-95 published by the Internal Revenue Service, certain policy changes, not expressly provided for in your Policy, may have adverse federal income tax effects. You should consult your own competent, professional tax advisor on this issue.

   Rider benefits. We believe that premium payments and any death benefits or other benefits to be paid under any rider you may purchase under your Policy will not disqualify your Policy as life insurance for tax purposes. However, the tax law related to rider benefits is complex and some uncertainty exists. You should consult a qualified tax adviser regarding the impact of any rider you may purchase.

   Taxation of pre-death distributions if your Policy is not a modified endowment contract. As long as your Policy remains in force during the insured person's lifetime and not as a modified endowment contract, a Policy loan will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the Policy loan generally will not be tax deductible.

   After the first 15 Policy years, the proceeds from a partial surrender will not be subject to federal income tax except to the extent such proceeds exceed your "BASIS" in your Policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your Policy that were not taxable.) During the first 15 Policy years, however, the proceeds from a partial surrender could be subject to federal income tax, under a complex formula, to the extent that your accumulation value exceeds your basis in your Policy.

   On the maturity date or upon full surrender, any excess in the amount of proceeds we pay (including amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax. In addition, if a Policy ends after a grace period while there is a Policy loan, the cancellation of such loan and any accrued loan interest will be treated as a distribution and could be subject to federal income tax under the above rules. Finally, if you make an assignment of rights or benefits under your Policy you may be deemed to have received a distribution from your Policy, all or part of which may be taxable.

   Taxation of pre-death distributions if your Policy is a modified endowment contract. If your Policy is a modified endowment contract, any distribution from your Policy while the insured person is still living will be taxed on an "income-first" basis. Distributions:

   . include loans (including any increase in the loan amount to pay interest on an existing loan, or an assignment or pledge to secure a loan) and partial surrenders;

   . will be considered taxable income to you to the extent your accumulation value exceeds your basis in the Policy; and

   . have their taxability determined by aggregating all modified endowment contracts issued by the same insurer (or its affiliates) to the same owner (excluding certain qualified plans) during any calendar year.

   For modified endowment contracts, your basis:

   .   is similar to the basis described above for other policies; and

   . will be increased by the amount of any prior loan under your Policy that was considered taxable income to you.

   A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply:

   .   to taxpayers 59 1/2 years of age or older;

   .   in the case of a disability (as defined in the Code); or

   . to distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

   If your Policy ends after a grace period while there is a Policy loan, the cancellation of the loan will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the 10% penalty tax, as described above. In addition, on the maturity date or upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax and, unless one of the above exceptions applies, the 10% penalty tax.

   Distributions that occur during a Policy year in which your Policy becomes a modified endowment contract, and during any subsequent Policy years, will be taxed as described in the two preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

   Policy lapses and reinstatements. A Policy which has lapsed may have the tax consequences described above, even though you may be able to reinstate that Policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

   Diversification and investor control. Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Our failure to comply with these regulations would disqualify your Policy as a life insurance policy under Section 7702 of the

Code. If this were to occur, you would be subject to federal income tax on the income under the Policy for the period of the disqualification and for subsequent periods. Also, if the insured person died during such period of disqualification or subsequent periods, a portion of the death benefit proceeds would be taxable to the beneficiary. Separate Account VL-R, through the Funds, intends to comply with these requirements. Although we do not have direct control over the investments or activities of the Funds, we will enter into agreements with them requiring the Funds to comply with the diversification requirements of the Section 817(h) Treasury Regulations.

   The Treasury Department has issued only limited guidance describing the circumstances in which the ability of a policy owner to direct his or her investment to particular Funds within Separate Account VL-R may cause the policy owner, rather than the insurance company, to be treated as the owner of the assets in the account. Due to the lack of specific guidance on investor control, there is some uncertainty about when a policy owner is considered the owner of the assets for tax purposes. If you were considered the owner of the assets of Separate Account VL-R, income and gains from the account would be included in your gross income for federal income tax purposes. Under current law, however, we believe that AGL, and not the owner of a Policy, would be considered the owner of the assets of Separate Account VL-R. However, we reserve the right to make changes that we deem necessary to insure that the Policy qualifies as a life insurance contract.

   Estate and generation skipping taxes. If the insured person is the Policy's owner, the death benefit under the Policy will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, under certain conditions, only an amount approximately equal to the cash surrender value of the Policy would be includable. In addition, an unlimited marital deduction may be available for federal estate tax purposes.

   The enactment of the Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 (H.R. 4853) (the "Tax Relief Act of 2010") brought forth a compromise to the expiration of the estate and generation skipping transfer ("GST") tax rates and exemptions of the Economic Growth and Tax Relief Reconciliation Act of 2001 (P.L. 107-16) (the "2001 Act"). The Tax Relief Act of 2010 increases the estate tax applicable exclusion amount to $5 million for 2011 and $5.12 million for 2012 and provides a top tax rate of 35% for individuals dying in 2011 or 2012. However, there is still uncertainty regarding the estate tax exclusion and rates for individuals dying after 2012. Please contact your tax advisor for further updates.

   As a general rule, if a "transfer" is made to a person two or more generations younger than the Policy's owner, a generation skipping tax may be payable at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to "transfers" that would be subject to the gift and estate tax rules. For years 2011 and 2012, individuals are generally allowed a generation skipping tax exemption of $5 million and $5.12 million, respectively. As discussed above, there is currently uncertainty with regard to the amount of the exclusion for 2013 and future years. Therefore, you should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.

   The particular situation of each Policy owner, insured person or beneficiary will determine how ownership or receipt of Policy proceeds will be treated for purposes of federal estate and generation skipping taxes, as well as state and local estate, inheritance and other taxes.

   Life insurance in split dollar arrangements. The IRS and Treasury have issued regulations on split dollar life insurance arrangements. In general, a split dollar insurance arrangement involves two parties agreeing to split the premium and/or benefits of a life insurance policy. These arrangements are often used as a type of employee compensation or for making gifts among family members. The regulations provide two mutually exclusive regimes for taxing split dollar life insurance arrangements: the "economic benefit" regime and the "loan" regime. The economic benefit regime, under which the non-owner of the policy is treated as receiving certain economic benefits from its owner, applies to endorsement arrangements and most non-equity split dollar life insurance arrangements. The loan regime applies to collateral assignment arrangements and other arrangements in which the non-owner could be treated as loaning amounts to the owner. These final regulations apply to any split dollar life insurance arrangement entered into after September 17, 2003. Additionally, these regulations apply to any split dollar life insurance arrangements entered into before September 17, 2003, if the arrangement is materially modified after September 17, 2003.

   In addition, it should be noted that split dollar arrangements characterized as loans for tax purposes may be affected by the Corporate Responsibility Act of 2002 also referred to as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits loans from companies publicly traded in the United States to their executives and officers. The status of split dollar arrangements under the Act is uncertain, in part because the SEC may view the tax treatment of such arrangements as instructive.

   Purchasers of life insurance policies are strongly advised to consult with a qualified tax adviser to determine the tax treatment resulting from a split dollar arrangement.

   Pension and profit-sharing plans. If a life insurance policy is purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Code for the benefit of participants covered under the plan, the federal income tax treatment of such policies will be somewhat different from that described above.

   The reasonable net premium cost for such amount of insurance that is purchased as part of a pension or profit-sharing plan is required to be included annually in the plan participant's gross income. This cost (sometimes referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the policy's accumulation value will not be subject to federal income tax. However, the policy's accumulation value will generally be taxable to the extent it exceeds the participant's cost basis in the policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from the policy or was an owner-employee under the plan. The rules for determining "P.S. 58" costs are currently provided under Notice 2002-8, 2002-1 CB 398.

   There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan. You should consult a qualified tax adviser.

   Other employee benefit programs. Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. These policy owners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

   ERISA. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974, as amended. You should consult a qualified legal adviser.

   Our taxes. We report the operations of Separate Account VL-R in our federal income tax return, but we currently pay no income tax on Separate Account VL-R's investment income and capital gains, because these items are, for tax purposes, reflected in our variable universal life insurance policy reserves. We currently make no charge to any Separate Account VL-R division for taxes. We reserve the right to make a charge in the future for taxes incurred; for example, a charge to Separate Account VL-R for income taxes we incur that are allocable to the Policy.

   We may have to pay state, local or other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, we may make charges for such taxes when they are attributable to Separate Account VL-R or allocable to the Policy.

   Certain Funds in which your accumulation value is invested may elect to pass through to AGL taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to AGL. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld which are also passed through. These credits may provide a benefit to AGL.

   When we withhold income taxes. Generally, unless you provide us with an election to the contrary before we make the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your Policy. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory written notification that no such taxes are due.

   In the case of non-resident aliens who own a Policy, the withholding rules may be different. With respect to distributions from modified endowment contracts, non-resident aliens are generally subject to federal income tax withholding at a statutory rate of 30% of the distributed amount. In some cases, the non-resident alien may be subject to lower or even no withholding if the United States has entered into a tax treaty with his or her country of residence.

   Tax changes. The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change. Any changes in federal, state, local or foreign tax law or interpretation could have a retroactive effect. We suggest you consult a qualified tax adviser.

                               LEGAL PROCEEDINGS

   AGL is a party to various lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions that permit recovery of damages in excess of the maximum amount of policy benefits available. In addition, various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of AGL and its subsidiaries, such as through financial examinations, market conduct exams or regulatory inquiries. Based upon information presently available, AGL believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits, proceedings and regulatory exams or inquiries will not have a material adverse effect on AGL's results of operations, cash flows and financial position.

                             FINANCIAL STATEMENTS

   The Financial Statements of AGL, the Separate Account and American Home can be found in the Statement of Additional Information. You may obtain a free copy of these Financial Statements if you write us at our Administrative Center, at VUL Administration, P.O. Box 4880, Houston, Texas 77210-4880, or call us at 1-800-340-2765.

                            REGISTRATION STATEMENTS

   Registration statements under the Securities Act of 1933, as amended, related to the Policies offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, AGL and its general account, the variable investment options and the Policy, please refer to the registration statements and exhibits.

                      INDEX OF SPECIAL WORDS AND PHRASES

                                                                       PAGE TO
                                                                     SEE IN THIS
DEFINED TERM                                                         PROSPECTUS
------------                                                         -----------
accumulation value..................................................     6
Administrative Center...............................................    19
automatic rebalancing...............................................    34
base coverage.......................................................    29
basis...............................................................    56
Beneficiary.........................................................    46
cash surrender value................................................     7
cash value accumulation test........................................    28
close of business...................................................    38
Code................................................................    40
Contact Information.................................................     5
cost of insurance rates.............................................    50
daily charge........................................................    49
date of issue.......................................................    39
death benefit.......................................................     6
dollar cost averaging...............................................    34
Fixed Account.......................................................    25
full surrender......................................................     7
free look...........................................................    33
Fund, Funds.........................................................     6
grace period........................................................     9
guarantee period benefit............................................    27
guideline premium test..............................................    28
insured person......................................................     1
lapse...............................................................     9
loan interest.......................................................    44
Maturity, maturity date.............................................    45
modified endowment contract.........................................    55
Monthly deduction days..............................................    39
Monthly guarantee premium...........................................    32
Monthly insurance charge............................................    50
net amount at risk..................................................    13
Option 1, Option 2 and Option 3.....................................     6
Partial surrender...................................................    43
payment options.....................................................    45
planned periodic premiums...........................................    31
Policy loans........................................................    44
Policy month, year..................................................    39
preferred loans.....................................................    44
Premium class.......................................................    48
Premium payments....................................................    30
Reinstate, reinstatement............................................    54
Required minimum death benefit......................................    28
Required minimum death benefit percentage...........................    29
Separate Account VL-R...............................................    18

                      INDEX OF SPECIAL WORDS AND PHRASES

                                                                       PAGE TO
                                                                     SEE IN THIS
DEFINED TERM                                                         PROSPECTUS
------------                                                         -----------
seven-pay test......................................................     55
specified amount....................................................      6
supplemental coverage...............................................     29
Surrender...........................................................     10
Transfers...........................................................      7
valuation date......................................................     38
valuation period....................................................     38
Variable investment options.........................................     21

                   THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

                                                          AGLC105775 Rev 03/2012
AMERICAN GENERAL
Life Companies





FACTS     WHAT DOES AMERICAN GENERAL LIFE COMPANIES DO WITH YOUR PERSONAL
          INFORMATION?

WHY? Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

WHAT? The types of personal information we collect and share depend on the product or service you have with us. This information can include:
          . Social Security number and Medical Information
          . Income and Credit History
          . Payment History and Employment Information
          When you are NO LONGER our customer, we continue to share your information as described in this notice.

HOW? All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons American General Life Companies chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information          Does American General    Can you limit
                                                        Life Companies share?    this sharing?
------------------------------------------------------------------------------------------------
FOR OUR EVERYDAY BUSINESS PURPOSES-- such as to
process your transactions, maintain your account(s),
respond to court orders and legal investigations, or             Yes                   No
report to credit bureaus
------------------------------------------------------------------------------------------------

FOR OUR MARKETING PURPOSES-- to offer our products
and services to you                                              Yes                   No

------------------------------------------------------------------------------------------------

FOR JOINT MARKETING WITH OTHER FINANCIAL COMPANIES               Yes                   No
------------------------------------------------------------------------------------------------

FOR OUR AFFILIATES' EVERYDAY BUSINESS PURPOSES--
information about your transactions and experiences              No              We don't share
------------------------------------------------------------------------------------------------

FOR OUR AFFILIATES' EVERYDAY BUSINESS PURPOSES--
information about your creditworthiness                          No              We don't share
------------------------------------------------------------------------------------------------

FOR NONAFFILIATES TO MARKET TO YOU                               No              We don't share
------------------------------------------------------------------------------------------------
     QUESTIONS?     CALL 800-231-3655 OR GO TO WWW.AMERICANGENERAL.COM

                   THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

                                                          AGLC105775 Rev 03/2012
AMERICAN GENERAL
Life Companies

--------------------------------------------------------------------------------
WHO WE ARE
--------------------------------------------------------------------------------

WHO IS PROVIDING THIS NOTICE?    All American General Life Companies
                                 [a complete list is described below]
--------------------------------------------------------------------------------
WHAT WE DO
--------------------------------------------------------------------------------

HOW DOES AMERICAN GENERAL       To protect your personal information from
LIFE COMPANIES PROTECT MY       unauthorized access and use, we use security
PERSONAL INFORMATION?           measures that comply with federal law. These
                                measures include computer safeguards and secured
                                files and buildings. We restrict access to
                                employees, representatives, agents, or selected
                                third parties who have been trained to handle
                                nonpublic personal information.
--------------------------------------------------------------------------------

HOW DOES AMERICAN GENERAL       We collect your personal information, for
                                example, when you

LIFE COMPANIES COLLECT MY       . apply for insurance or pay insurance premiums
PERSONAL INFORMATION?           . file an insurance claim or give us your
                                income information
                                . provide employment information

                                We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
--------------------------------------------------------------------------------

WHY CAN'T I LIMIT ALL SHARING?  Federal law gives you the right to limit only

                                . sharing for affiliates' everyday business purposes--information about your creditworthiness
                                . affiliates from using your information to
                                  market to you
                                . sharing for nonaffiliates to market to you

                                State laws and individual companies may give you additional rights to limit sharing.

--------------------------------------------------------------------------------
DEFINITIONS
--------------------------------------------------------------------------------

AFFILIATES                      Companies related by common ownership or
                                control. They can be financial and nonfinancial companies.

                                . OUR AFFILIATES INCLUDE THE MEMBER COMPANIES OF AMERICAN INTERNATIONAL GROUP, INC.

NONAFFILIATES                   Companies not related by common ownership or
                                control. They can be financial and nonfinancial companies.

                                . AMERICAN GENERAL LIFE COMPANIES DOES NOT SHARE WITH NONAFFILIATES SO THEY CAN MARKET TO YOU.

JOINT MARKETING                 A formal agreement between nonaffiliated
                                financial companies that together market financial products or services to you.

                                . OUR JOINT MARKETING PARTNERS INCLUDE COMPANIES WITH WHICH WE JOINTLY OFFER INSURANCE PRODUCTS, SUCH AS A BANK.
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OTHER IMPORTANT INFORMATION
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This Privacy Notice is provided on behalf of the following companies: AGC Life Insurance Company, AIG Life of Bermuda, Ltd., American General Assurance
Company,   American  General  Equity  Services  Corporation,   American  General
Indemnity Company, American General Life and Accident Insurance Company, American General Life Insurance Company, American General Property Insurance Company, Delaware American Life Insurance Company, The United States Life Insurance Company in the City of New York, American General Life Insurance Company of Delaware.

                   THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

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AMERICAN GENERAL
Life Companies

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For additional information about the Platinum Investor(R) III Policies and the Separate Account, you may request a copy of the Statement of Additional Information (the "SAI"), dated April 30, 2012. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI and the Policy or Fund Prospectuses if you write us at our Administrative Center, which is located at VUL Administration, P.O. Box 4880, Houston, Texas 77210-4880 or call us at 1-800-340-2765. You may also obtain the SAI from your AGL representative through which the Policies may be purchased. Additional information about the Platinum Investor III Policies, including personalized illustrations of death benefits, cash surrender values, and accumulation values is available without charge to individuals considering purchasing a Policy, upon request to the same address or phone number printed above. We may charge current Policy owners $25 per illustration if they request more than one personalized illustration in a Policy year.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Office of Investor Education and Advocacy in Washington, D.C. Inquiries on the operations of the Office of Investor Education and Advocacy may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Office of Investor Education and Advocacy of the SEC, 100 F Street N.E., Washington, D.C. 20549.

Policies issued by:
AMERICAN GENERAL LIFE INSURANCE COMPANY
2727-A Allen Parkway, Houston, TX 77019

PLATINUM INVESTOR III FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE Policy Form Number 00600

Not available in the state of New York

DISTRIBUTED BY AMERICAN GENERAL EQUITY SERVICES CORPORATION
Member FINRA

The underwriting risks, financial obligations and support functions associated with the products issued by American General Life Insurance Company ("AGL") are its responsibility. AGL is responsible for its own financial condition and contractual obligations. American General Life Companies, www.americangeneral.com, is the marketing name for a group of affiliated domestic life insurers, including AGL. AGL does not solicit business in the state of New York. The Policies are not available in all states.

(C) 2012. ALL RIGHTS RESERVED.                            ICA File No. 811-08561

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT VL-R

                           PLATINUM INVESTOR(R) III

          FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                                   ISSUED BY

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                         VUL ADMINISTRATION DEPARTMENT

                   P.O. BOX 4880, HOUSTON, TEXAS 77210-4880

  TELEPHONE: 1-800-340-2765; 1-713-831-3443; HEARING IMPAIRED: 1-888-436-5256

                      STATEMENT OF ADDITIONAL INFORMATION

                             DATED APRIL 30, 2012


      This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the prospectus for American General Life Insurance Company Separate Account VL-R (the "Separate Account" or "Separate Account VL-R") dated April 30, 2012, describing the Platinum Investor III flexible premium variable universal life insurance policies (the "Policy" or "Policies"). The prospectus sets forth information that a prospective investor should know before investing. For a copy of the prospectus, and any prospectus supplements, contact American General Life Insurance Company ("AGL" or "Company") at the address or telephone numbers given above. Each term used in this SAI that is defined in the related prospectus has the same meaning as the prospectus' definition.

                               TABLE OF CONTENTS

GENERAL INFORMATION.......................................................  3

      AGL.................................................................  3
      Separate Account VL-R...............................................  3
      American Home Assurance Company.....................................  3

SERVICES..................................................................  4

DISTRIBUTION OF THE POLICIES..............................................  4

PERFORMANCE INFORMATION...................................................  6

ADDITIONAL INFORMATION ABOUT THE POLICIES.................................  6

ADDITIONAL INFORMATION ABOUT THE POLICIES.................................  6

          Gender neutral policies.........................................  6
          Cost of insurance rates.........................................  7
          Special purchase plans..........................................  7
          Underwriting procedures and cost of insurance charges...........  7
          Certain arrangements............................................  7
      More About the Fixed Account........................................  8
          Our general account.............................................  8
          How we declare interest.........................................  8
      Adjustments to Death Benefit........................................  8
          Suicide.........................................................  8
          Wrong age or gender.............................................  8
          Death during grace period.......................................  9

ACTUARIAL EXPERT..........................................................  9

MATERIAL CONFLICTS........................................................  9

FINANCIAL STATEMENTS...................................................... 10

      Separate Account Financial Statements............................... 10
      AGL Consolidated Financial Statements............................... 10
      American Home Statutory Basis Financial Statements.................. 10
      American International Group, Inc. Financial Information............ 10

INDEX TO FINANCIAL STATEMENTS............................................. 11

      Separate Account VL-R Financial Statements.......................... 11
      AGL Consolidated Financial Statements............................... 11
      American Home Statutory Basis Financial Statements.................. 11

                              GENERAL INFORMATION

AGL

      We are American General Life Insurance Company ("AGL"). AGL is a stock life insurance company organized under the laws of the State of Texas. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

      AIG is a leading international insurance organization serving customers in more than 130 countries. AIG companies serve commercial, institutional and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States.

      American General Life Companies, www.americangeneral.com, is the marketing name for a group of affiliated domestic life insurers, including USL. The commitments under the Contracts are AGL's, and American International Group, Inc. has no legal obligation to back those commitments.

SEPARATE ACCOUNT VL-R

      We hold the Fund shares in which any of your accumulation value is invested in Separate Account VL-R. Separate Account VL-R is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940. We created the Separate Account on May 6, 1997 under Texas law.

      For record keeping and financial reporting purposes, Separate Account VL-R is divided into 73 separate "divisions," 57 of which are available under the Policies offered by the prospectus as variable "investment options" (14 of these 57 investment options are not available to all Policy owners). All of these 57 divisions and the remaining 16 divisions are offered under other AGL policies. We hold the Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option. One or more of the Funds may sell its shares to other funds.

      The assets in Separate Account VL-R are our property. The assets in the Separate Account may not be used to pay any liabilities of AGL other than those arising from the Policies. AGL is obligated to pay all amounts under the Policies due the Policy owners. We act as custodian for the Separate Account's assets.

AMERICAN HOME ASSURANCE COMPANY

      All references in this SAI to American Home Assurance Company ("American Home") apply only to Policies with a date of issue prior to December 29, 2006 at 4:00 p.m. Eastern time.

      American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, 18th Floor, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly-owned subsidiary of American International Group, Inc. and an affiliate of AGL.

                                   SERVICES

      AGL and American General Life Companies, LLC ("AGLC"), are parties to a services agreement. AGL and AGLC are each indirect wholly-owned subsidiaries of American International Group, Inc. and therefore affiliates of one another. AGLC is a Delaware limited liability company established on August 30, 2002. Prior to that date, AGLC was a Delaware business trust. Its address is 2727-A Allen Parkway, Houston, Texas 77019-2191. Under the services agreement, AGLC provides shared services to AGL and certain other life insurance companies under the American International Group, Inc. holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services. During 2011, 2010 and 2009, AGL paid AGLC for these services $345,841,461, $349,841,461 and $352,001,525 respectively.

      AGLC was merged into AGL at the end of 2011. AGL now performs all of the services itself that were previously provided by AGLC.

      We have not designed the Policies for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. We currently have no contractual agreements or any other formal or informal arrangements with any entity or individual permitting such transfers and receive no compensation for any such contract or arrangement.

                         DISTRIBUTION OF THE POLICIES

      American General Equity Services Corporation ("AGESC"), 2727-A Allen Parkway, 2-G7, Houston, Texas 77019, a Delaware corporation and a direct wholly-owned subsidiary of AGL, is the principal underwriter and distributor of the Policies for the Separate Account under a Distribution Agreement between AGESC and AGL. AGESC also acts as principal underwriter for AGL's other separate accounts and for the separate accounts of certain AGL affiliates. AGESC is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and a member of the Financial Industry Regulatory Authority ("FINRA"). AGESC, as the principal underwriter and distributor, is not paid any fees on the Policies.

      The Policies are offered on a continuous basis.

      We and AGESC have sales agreements with various broker-dealers and banks under which the Policies will be sold by registered representatives of the broker-dealers or employees of the banks. These registered representatives and employees are also required to be authorized under applicable state regulations as life insurance agents to sell variable universal life insurance. The broker-dealers are ordinarily required to be registered with the SEC and must be members of FINRA.

      We pay compensation directly to broker-dealers and banks for promotion and sales of the Policies. The compensation may vary with the sales agreement, but is generally not expected to exceed:

      . 90% of the premiums received in the first Policy year up to a "target" amount;

      . 3% of the premiums up to the target amount received in each of Policy years 2 through 10;

      . 3% of the premiums in excess of the target amount received in each of Policy years 1 through 10;

      . 0.25% of the Policy's accumulation value (reduced by any outstanding loans) in the investment options in each of Policy years 2 through 20;


      . 0.15% of the Policy's accumulation value (reduced by any outstanding loans) in the investment options in each Policy year after Policy year 20;

      . a comparable amount of compensation to broker-dealers or banks with respect to any increase in the specified amount of coverage that you request; and

      . any amounts that we may pay for broker-dealers or banks expense allowances, bonuses, wholesaler fees, training allowances or additional compensation for the Policies.


      The greater the percentage of supplemental coverage the owner selects when applying for a Policy or on future increases to the specified amount, the less compensation we would pay either for the sale of the Policy or for any additional premiums received during the first 10 Policy years (we do not pay compensation for premiums we receive after the 10th Policy year). We will pay the maximum level of compensation if the owner chooses 100% base coverage.

      At our discretion, we may pay additional first Policy year commissions to any broker-dealer or bank for sales conducted by a particular registered representative of that broker-dealer or bank. We may pay up to a total of 115% of the premiums we receive in the first Policy year.

      The target amount is an amount of level annual premium that would be necessary to support the benefits under your Policy, based on certain assumptions that we believe are reasonable.

      The maximum value of any alternative amounts we may pay for sales of the Policies is expected to be equivalent over time to the amounts described above. For example, we may pay a broker-dealer compensation in a lump sum which will not exceed the aggregate compensation described above.

      We pay the compensation directly to any selling broker-dealer firm or bank. We pay the compensation from our own resources which does not result in any additional charge to you that is not described in your Policy. Each broker-dealer firm or bank, in turn, may compensate its registered representative or employee who acts as agent in selling you a Policy.

      We sponsor a non-qualified deferred compensation plan ("Plan") for our insurance agents. Some of our agents are registered representatives of our affiliated broker-dealers and sell the Policies. These agents may, subject to regulatory approval, receive benefits under the Plan when they sell the Policies. The benefits are deferred and the Plan terms may result in the agent never receiving the benefits. The Plan provides for a varying amount of benefits annually. We have the right to change the Plan in ways that affect the amount of benefits earned each year.

                            PERFORMANCE INFORMATION

      From time to time, we may quote performance information for the divisions of Separate Account VL-R in advertisements, sales literature, or reports to owners or prospective investors.

      We may quote performance information in any manner permitted under applicable law. We may, for example, present such information as a change in a hypothetical owner's cash value or death benefit. We also may present the yield or total return of the division based on a hypothetical investment in a Policy. The performance information shown may cover various periods of time, including periods beginning with the commencement of the operations of the division or the Fund in which it invests. The performance information shown may reflect the deduction of one or more charges, such as the premium charge, and we generally expect to exclude costs of insurance charges because of the individual nature of these charges. We also may present the yield or total return of the investment option in which a division invests.

      We may compare a division's performance to that of other variable universal life separate accounts or investment products, as well as to generally accepted indices or analyses, such as those provided by research firms and rating services. In addition, we may use performance ratings that may be reported periodically in financial publications, such as Money Magazine, Forbes, Business Week, Fortune, Financial Planning and The Wall Street Journal. We also may advertise ratings of AGL's financial strength or claims-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

                   ADDITIONAL INFORMATION ABOUT THE POLICIES

      The purpose of this section is to provide you with information to help clarify certain discussion found in the related prospectus. Many topics, such as Policy sales loads and increases in your Policy's death benefit, have been fully described in the related prospectus. For any topics that we do not discuss in this SAI, please see the related prospectus.

      GENDER NEUTRAL POLICIES. Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age, premium class and tobacco user status. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of life insurance policies in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of gender. In general, we do not offer the Policies for sale in situations which, under current law, require gender-neutral premiums or benefits.

      COST OF INSURANCE RATES. Because of specified amount increases, different cost of insurance rates may apply to different increments of specified amount under your Policy. If so, we attribute your accumulation value proportionately to each increment of specified amount to compute our net amount at risk.

      SPECIAL PURCHASE PLANS. Special purchase plans provide for variations in, or elimination of, certain Policy charges, and would be available to a defined group of individuals. We currently do not provide for or support any special purchase plans.

      UNDERWRITING PROCEDURES AND COST OF INSURANCE CHARGES. Cost of insurance charges for the Policies will not be the same for all Policy owners. The chief reason is that the principle of pooling and distribution of mortality risks is based upon the assumption that each Policy owner pays a cost of insurance charge related to the insured's mortality risk which is actuarially determined based upon factors such as age, sex and risk class of the insured and the face amount size band of the Policy. In the context of life insurance, a uniform mortality charge (the "cost of insurance charge") for all insureds would discriminate unfairly in favor of those insureds representing greater mortality risks to the disadvantage of those representing lesser risks. Accordingly, although there will be a uniform "public offering price" for all Policy owners, because premiums are flexible and amounts allocated to the Separate Account will be subject to some charges that are the same for all owners, there will be a different "price" for each actuarial category of Policy owners because different cost of insurance rates will apply. The "price" will also vary based on net amount at risk. The Policies will be offered and sold pursuant to this cost of insurance schedule and our underwriting standards and in accordance with state insurance laws. Such laws prohibit unfair discrimination among insureds, but recognize that premiums must be based upon factors such as age, sex, health and occupation. A table showing the maximum cost of insurance charges will be delivered as part of the Policy.

      Our underwriting procedures are designed to treat applicants for Policies in a uniform manner. Collection of required medical information is conducted in a confidential manner. We maintain underwriting standards designed to avoid unfair or inconsistent decisions about which underwriting class should apply to a particular proposed insured person. In some group or employment- related situations, we may offer what we call simplified or guaranteed issue underwriting classes. These underwriting classes provide for brief or no medical underwriting. Our offer to insure a person under either class results in cost of insurance charges that are the same for each insured person.

      CERTAIN ARRANGEMENTS. Most of the advisers or administrators of the Funds make certain payments to us, on a quarterly basis, for certain administrative, Policy, and Policy owner support expenses. These amounts will be reasonable for the services performed and are not designed to result in a profit. Currently, these payments range from 0.15% to 0.35% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter. Except for the PIMCO Variable Insurance Trust, these amounts will not be paid by the Funds or Policy owners.

MORE ABOUT THE FIXED ACCOUNT

      OUR GENERAL ACCOUNT. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Policy's declared Fixed Account. Unlike the Separate Account, the assets in the general account may be used to pay any liabilities of AGL in addition to those arising from the Policies. Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account nor our Fixed Account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC has not reviewed the disclosures that are included in this prospectus for your information about our general account or our Fixed Account. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

      HOW WE DECLARE INTEREST. Except for amounts held as collateral for loans, we can at any time change the rate of interest we are paying on any accumulation value allocated to our Fixed Account, but it will always be at an effective annual rate of at least 4%.

      Under these procedures, it is likely that at any time different interest rates will apply to different portions of your accumulation value, depending on when each portion was allocated to our fixed Account. Any charges, partial surrenders, or loans that we take from any accumulation value that you have in our fixed Account will be taken from each portion in reverse chronological order based on the date that accumulation value was allocated to this option.

ADJUSTMENTS TO DEATH BENEFIT

      SUICIDE. If the insured person commits suicide during the first two Policy years, we will limit the proceeds payable to the total of all premiums that have been paid to the time of death minus any outstanding Policy loans (plus credit for any unearned interest) and any partial surrenders.

      A new two-year period begins if you increase the specified amount. You can increase the specified amount only if the insured person is living at the time of the increase. In this case, if the insured person commits suicide during the first two years following the increase, we will refund the monthly insurance deductions attributable to the increase. The death benefit will then be based on the specified amount in effect before the increase.

      WRONG AGE OR GENDER. If the age or gender of the insured person was misstated on your application for a Policy (or for any increase in benefits), we will adjust any death benefit to be what the monthly insurance charge deducted for the current month would have purchased based on the correct information.

      DEATH DURING GRACE PERIOD. We will deduct from the insurance proceeds any monthly charges that remain unpaid because the insured person died during a grace period.

                               ACTUARIAL EXPERT

      Actuarial matters have been examined by Wayne A. Barnard who is Senior Vice President of AGL. His opinion on actuarial matters is filed as an exhibit to the registration statement we have filed with the SEC in connection with the Policies.

                              MATERIAL CONFLICTS

      We are required to track events to identify any material conflicts from using investment portfolios for both variable universal life and variable annuity separate accounts. The boards of the Funds, AGL, and other insurance companies participating in the Funds have this same duty. There may be a material conflict if:

      .    state insurance law or federal income tax law changes;

      .    investment management of an investment portfolio changes; or

      . voting instructions given by owners of variable universal life insurance Policies and variable annuity contracts differ.

      The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401(k). One or more of the investment portfolios may sell its shares to other investment portfolios. Therefore, there is a possibility that a material conflict may arise between the interests of owners in general, or certain classes of owners, and these retirement plans or participants in these retirement plans.

      If there is a material conflict, we have the duty to determine appropriate action, including removing the portfolios involved from our variable investment options. We may take other action to protect Policy owners. This could mean delays or interruptions of the variable operations.

      When state insurance regulatory authorities require us, we may ignore instructions relating to changes in an investment portfolio's adviser or its investment policies. If we do ignore voting instructions, we give you a summary of our actions in the next semi-annual report to owners.

                             FINANCIAL STATEMENTS

      PricewaterhouseCoopers LLP, located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002, is the independent registered public accounting firm for the Separate Account VL-R and AGL. PricewaterhouseCoopers LLP is also the independent registered public accounting firm of AIG and American Home.

SEPARATE ACCOUNT FINANCIAL STATEMENTS

      The financial statements of Separate Account VL-R as of December 31, 2011 and the results of its operations and the changes in its net assets for each of the periods indicated, included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AGL CONSOLIDATED FINANCIAL STATEMENTS

      The consolidated financial statements of AGL as of December 31, 2011 and 2010 and for each of the three years in the period ended December 31, 2011 included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AMERICAN HOME STATUTORY BASIS FINANCIAL STATEMENTS

      The statutory financial statements of American Home as of December 31, 2011 and 2010 and for each of the three years in the period ended December 31, 2011 included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AMERICAN INTERNATIONAL GROUP, INC. FINANCIAL INFORMATION

      On March 30, 2011, American International Group, Inc. and the Company entered into an Unconditional Capital Maintenance Agreement.

      The consolidated financial statements, the financial statement schedules and management's assessment of the effectiveness of internal control over financial reporting incorporated into this Statement of Additional Information by reference to American International Group's Annual Report on Form 10-K filed on February 23, 2012, for the year ended December 31, 2011, have been so incorporated in reliance upon the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

      The consolidated financial statements of AIA Group Limited incorporated into this Statement of Additional Information by reference to American International Group's Amendment No. 1 on Form 10-K/A have been so incorporated in reliance upon the report of

PricewaterhouseCoopers, independent accountants, given on the authority of said firm as experts in auditing and accounting.

      American International Group, Inc. does not underwrite any insurance policy referenced herein.

                         INDEX TO FINANCIAL STATEMENTS

      You should consider the consolidated financial statements of AGL that we include in this SAI as bearing on the ability of AGL to meet its obligations under the Policies.

      You should only consider the financial statements of American Home that we include in this SAI as bearing on the ability of American Home, as guarantor under a guarantee agreement, to meet its obligations under Policies with a date of issue prior to December 29, 2006 at 4:00 p.m. Eastern time.

I.     Separate Account VL-R Financial Statements
       __________________________________________

Report of Independent Registered Public Accounting Firm
Statement of Net Assets as of December 31, 2011
Statement of Operations for the period ended December 31, 2011
Statement of Changes in Net Assets for the years ended December 31, 2011 and 2010, except as indicated
Notes to Financial Statements


II.    AGL Consolidated Financial Statements
        _____________________________________

Report of Independent Registered Public Accounting Firm
Consolidated Balance Sheets as of December 31, 2011 and 2010
Consolidated Statements of Income (Loss) for the years ended December 31, 2011, 2010 and 2009
Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2011, 2010 and 2009
Consolidated Statements of Shareholder's Equity for the years ended
December 31, 2011, 2010 and 2009
Consolidated Statements of Cash Flows for the years ended December 31, 2011, 2010 and 2009
Notes to Consolidated Financial Statements

III.    American Home Statutory Basis Financial Statements
        __________________________________________________

Report of Independent Auditors
Statements of Admitted Assets as of December 31, 2011 and 2010
Statements of Liabilities, Capital and Surplus as of December 31, 2011 and 2010 Statements of Income and Changes in Capital and Surplus for the years ended
  December 31, 2011, 2010 and 2009
Statements of Cash Flow for the years ended December 31, 2011, 2010 and 2009 Notes to Statutory Basis Financial Statements

AMERICAN GENERAL
Life Companies




                                              Variable Universal Life Insurance
                                                          Separate Account VL-R




                                                                          2011

                                                                  ANNUAL REPORT

                                                              December 31, 2011








                                        American General Life Insurance Company

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
American General Life Insurance Company and Policy Owners of
American General Life Insurance Company Separate Account VL-R

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Divisions listed in Note 1 of American General Life Insurance Company Separate Account VL-R at December 31, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and each of their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the management of American General Life Insurance Company; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investment securities at December 31, 2011 by correspondence with the mutual fund companies, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP
Houston, Texas
April 25, 2012

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2011

                                                               Investment    Due from (to) American
                                                             securities - at General Life Insurance
Divisions                                                      fair value           Company          NET ASSETS
-----------------------------------------------------------------------------------------------------------------
Alger Capital Appreciation Portfolio - Class I-2 Shares       $   3,304,011          $    -         $   3,304,011
Alger Mid Cap Growth Portfolio - Class I-2 Shares                 2,444,510               -             2,444,510
American Century VP Value Fund - Class I                         11,755,714               -            11,755,714
Credit Suisse U.S. Equity Flex I Portfolio                                -               -                     -
Dreyfus IP MidCap Stock Portfolio - Initial Shares                3,371,455               -             3,371,455
Dreyfus VIF International Value Portfolio - Initial Shares           83,245               -                83,245
Dreyfus VIF Opportunistic Small Cap Portfolio - Initial
Shares                                                            5,990,689               -             5,990,689
Dreyfus VIF Quality Bond Portfolio - Initial Shares               7,255,389               -             7,255,389
Fidelity VIP Asset Manager Portfolio - Service Class 2            4,255,781               -             4,255,781
Fidelity VIP Contrafund Portfolio - Service Class 2              24,026,115               -            24,026,115
Fidelity VIP Equity-Income Portfolio - Service Class 2           13,694,352               -            13,694,352
Fidelity VIP Freedom 2020 Portfolio - Service Class 2               319,985               -               319,985
Fidelity VIP Freedom 2025 Portfolio - Service Class 2               315,809               -               315,809
Fidelity VIP Freedom 2030 Portfolio - Service Class 2               716,899               -               716,899
Fidelity VIP Growth Portfolio - Service Class 2                  13,001,802               -            13,001,802
Fidelity VIP Mid Cap Portfolio - Service Class 2                  7,535,192               -             7,535,192
Franklin Templeton Franklin Small Cap Value Securities Fund
- Class 2                                                         6,139,109               -             6,139,109
Franklin Templeton Franklin Small-Mid Cap Growth Securities
Fund - Class 2                                                       29,625               -                29,625
Franklin Templeton Franklin U.S. Government Fund - Class 2        4,319,906               -             4,319,906
Franklin Templeton Mutual Shares Securities Fund - Class 2        5,923,738               -             5,923,738
Franklin Templeton Templeton Foreign Securities Fund -
Class 2                                                           5,610,443               -             5,610,443
Goldman Sachs VIT Strategic Growth Fund - Institutional
Shares                                                            4,950,598               -             4,950,598
Invesco V.I. Core Equity Fund - Series I                          7,627,790               -             7,627,790
Invesco V.I. Global Real Estate Fund - Series I                      70,034               -                70,034
Invesco V.I. Government Securities Fund - Series I                   98,397               -                98,397
Invesco V.I. High Yield Fund - Series I                           1,977,610               -             1,977,610
Invesco V.I. International Growth Fund - Series I                 7,717,734               -             7,717,734
Invesco Van Kampen V.I. Capital Growth Fund - Series I                5,393               -                 5,393
Invesco Van Kampen V.I. Government Fund - Series I                        -               -                     -
Invesco Van Kampen V.I. Growth and Income Fund - Series I         7,472,579               -             7,472,579
Invesco Van Kampen V.I. High Yield Fund - Series I                        -               -                     -
Janus Aspen Enterprise Portfolio - Service Shares                 3,861,188               -             3,861,188
Janus Aspen Forty Portfolio - Service Shares                        240,224               -               240,224
Janus Aspen Overseas Portfolio - Service Shares                   9,363,997               -             9,363,997
Janus Aspen Worldwide Portfolio - Service Shares                  2,528,689               -             2,528,689
JPMorgan Insurance Trust Core Bond Portfolio - Class 1               76,968               -                76,968
JPMorgan Insurance Trust International Equity Portfolio -
Class 1                                                              45,198               -                45,198
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1          645,733               -               645,733
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1       2,444,450               -             2,444,450
MFS VIT Core Equity Series - Initial Class                        3,025,430               -             3,025,430
MFS VIT Growth Series - Initial Class                             8,216,438               -             8,216,438
MFS VIT New Discovery Series - Initial Class                      4,069,214               -             4,069,214
MFS VIT Research Series - Initial Class                           1,878,628               -             1,878,628
MFS VIT Total Return Series - Initial Class                         474,549               -               474,549
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I           4,242,671               -             4,242,671
Neuberger Berman AMT Partners Portfolio - Class I                    26,986               -                26,986
Neuberger Berman AMT Socially Responsive Portfolio - Class I         36,936               -                36,936
Oppenheimer Balanced Fund/VA - Non-Service Shares                 1,240,903               -             1,240,903
Oppenheimer Global Securities Fund/VA - Non-Service Shares        4,894,747               -             4,894,747
Oppenheimer High Income Fund/VA - Non-Service Shares                 59,238               -                59,238
PIMCO VIT CommodityRealReturn Strategy Portfolio -
Administrative Class                                              1,638,541               -             1,638,541
PIMCO VIT Global Bond Portfolio (Unhedged) - Administrative
Class                                                                49,556               -                49,556
PIMCO VIT Real Return Portfolio - Administrative Class           14,253,301               -            14,253,301

                            See accompanying notes.

                                   VL-R - 2

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENTS OF ASSETS AND LIABILITIES - CONTINUED
DECEMBER 31, 2011

                                                               Investment    Due from (to) American
                                                             securities - at General Life Insurance
Divisions                                                      fair value           Company          NET ASSETS
-----------------------------------------------------------------------------------------------------------------
PIMCO VIT Short-Term Portfolio - Administrative Class         $   9,813,692         $      -        $   9,813,692
PIMCO VIT Total Return Portfolio - Administrative Class          16,584,031                -           16,584,031
Pioneer Fund VCT Portfolio - Class I                              1,500,448                -            1,500,448
Pioneer Growth Opportunities VCT Portfolio - Class I              2,482,486                -            2,482,486
Pioneer Mid Cap Value VCT Portfolio - Class I                       820,496                -              820,496
Putnam VT Diversified Income Fund - Class IB                      6,267,641                -            6,267,641
Putnam VT Growth and Income Fund - Class IB                       8,894,899                -            8,894,899
Putnam VT International Value Fund - Class IB                     4,000,551                -            4,000,551
Putnam VT Multi-Cap Growth Fund - Class IB                           30,636                -               30,636
Putnam VT Small Cap Value Fund - Class IB                           166,983                -              166,983
Putnam VT Voyager Fund - Class IB                                   143,379                -              143,379
SunAmerica Aggressive Growth Portfolio - Class 1                  1,139,542                -            1,139,542
SunAmerica Balanced Portfolio - Class 1                           1,584,195                -            1,584,195
UIF Growth Portfolio - Class I Shares                             2,388,116                -            2,388,116
VALIC Company I International Equities Fund                       2,085,235                -            2,085,235
VALIC Company I Mid Cap Index Fund                               12,207,470                -           12,207,470
VALIC Company I Money Market I Fund                              17,189,014                -           17,189,014
VALIC Company I Nasdaq-100 Index Fund                             3,611,343                -            3,611,343
VALIC Company I Science & Technology Fund                         1,189,330                -            1,189,330
VALIC Company I Small Cap Index Fund                              6,058,863                -            6,058,863
VALIC Company I Stock Index Fund                                 16,944,543                -           16,944,543
Vanguard VIF High Yield Bond Portfolio                            6,717,411                -            6,717,411
Vanguard VIF REIT Index Portfolio                                11,391,819                -           11,391,819

                            See accompanying notes.

                                   VL-R - 3

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011

                                        A           B          A+B=C          D              E             F           C+D+E+F

                                                                                                                      INCREASE
                                              Mortality and                                            Net change   (DECREASE) IN
                                    Dividends  expense risk     NET                    Capital gain  in unrealized   NET ASSETS
                                      from         and       INVESTMENT  Net realized  distributions  appreciation    RESULTING
                                     mutual   administrative   INCOME   gain (loss) on  from mutual  (depreciation)     FROM
Divisions                             funds      charges       (LOSS)    investments       funds     of investments  OPERATIONS
---------------------------------------------------------------------------------------------------------------------------------
Alger Capital Appreciation
Portfolio - Class I-2 Shares        $  3,540    $ (23,442)   $ (19,902)  $   131,979     $      -     $  (121,577)   $    (9,500)
Alger Mid Cap Growth Portfolio -
Class I-2 Shares                       9,147      (18,442)      (9,295)       24,995            -        (249,698)      (233,998)
American Century VP Value Fund -
Class I                              251,632      (83,504)     168,128       204,970            -        (364,250)         8,848
Credit Suisse U.S. Equity Flex I
Portfolio                              8,315       (8,103)         212       (26,929)           -         (74,900)      (101,617)
Dreyfus IP MidCap Stock Portfolio
- Initial Shares                      18,808      (23,426)      (4,618)      108,794            -        (103,100)         1,076
Dreyfus VIF International Value
Portfolio - Initial Shares             2,169         (400)       1,769           307            -         (21,447)       (19,371)
Dreyfus VIF Opportunistic Small
Cap Portfolio - Initial Shares        28,019      (41,210)     (13,191)       72,120            -      (1,087,022)    (1,028,093)
Dreyfus VIF Quality Bond Portfolio
- Initial Shares                     292,084      (46,730)     245,354        19,634            -         227,355        492,343
Fidelity VIP Asset Manager
Portfolio - Service Class 2           77,553      (30,768)      46,785         5,715       21,901        (224,291)      (149,890)
Fidelity VIP Contrafund Portfolio
- Service Class 2                    200,307     (173,823)      26,484       676,086            -      (1,550,091)      (847,521)
Fidelity VIP Equity-Income
Portfolio - Service Class 2          327,366      (93,365)     234,001       383,729            -        (609,455)         8,275
Fidelity VIP Freedom 2020
Portfolio - Service Class 2            6,419       (1,544)       4,875           692        1,229         (12,676)        (5,880)
Fidelity VIP Freedom 2025
Portfolio - Service Class 2            5,950       (1,605)       4,345           824        1,023         (13,792)        (7,600)
Fidelity VIP Freedom 2030
Portfolio - Service Class 2           13,914       (4,408)       9,506         3,306        2,174         (38,657)       (23,671)
Fidelity VIP Growth Portfolio -
Service Class 2                       17,453      (90,838)     (73,385)      334,411       47,142        (429,541)      (121,373)
Fidelity VIP Mid Cap Portfolio -
Service Class 2                        1,845      (56,938)     (55,093)         (447)      14,497        (946,445)      (987,488)
Franklin Templeton Franklin Small
Cap Value Securities Fund - Class 2   56,232      (50,513)       5,719    (1,250,030)           -         892,823       (351,488)
Franklin Templeton Franklin
Small-Mid Cap Growth Securities
Fund - Class 2                             -         (284)        (284)        4,862            -          (3,806)           772
Franklin Templeton Franklin U.S.
Government Fund - Class 2            141,482      (30,235)     111,247         2,191            -         105,618        219,056
Franklin Templeton Mutual Shares
Securities Fund - Class 2            154,256      (45,725)     108,531       271,010            -        (443,095)       (63,554)
Franklin Templeton Templeton
Foreign Securities Fund - Class 2    111,457      (43,134)      68,323       102,891            -        (908,925)      (737,711)
Goldman Sachs VIT Strategic Growth
Fund - Institutional Shares           23,495      (13,211)      10,284        13,823            -        (172,546)      (148,439)
Invesco V.I. Core Equity Fund -
Series I                              80,353      (47,531)      32,822       235,623            -        (294,536)       (26,091)
Invesco V.I. Global Real Estate
Fund - Series I                        2,991         (174)       2,817           347            -          (8,708)        (5,544)
Invesco V.I. Government Securities
Fund - Series I                            -         (476)        (476)        1,885            -           4,708          6,117
Invesco V.I. High Yield Fund -
Series I                                   -       (8,911)      (8,911)       (5,190)           -         (69,386)       (83,487)
Invesco V.I. International Growth
Fund - Series I                      134,072      (53,247)      80,825       162,189            -        (860,837)      (617,823)
Invesco Van Kampen V.I. Capital
Growth Fund - Series I                     -          (71)         (71)        2,710            -          (1,556)         1,083
Invesco Van Kampen V.I. Government
Fund - Series I                        4,095         (216)       3,879        (4,315)           -           1,189            753
Invesco Van Kampen V.I. Growth and
Income Fund - Series I                98,024      (53,737)      44,287       327,315            -        (539,204)      (167,602)
Invesco Van Kampen V.I. High Yield
Fund - Series I                      228,985       (4,474)     224,511       (95,649)           -         (29,826)        99,036
Janus Aspen Enterprise Portfolio -
Service Shares                             -      (26,544)     (26,544)      150,195            -        (199,841)       (76,190)
Janus Aspen Forty Portfolio -
Service Shares                           619       (1,019)        (400)          942            -         (18,368)       (17,826)
Janus Aspen Overseas Portfolio -
Service Shares                        48,856      (82,093)     (33,237)     (618,610)     128,506      (4,277,403)    (4,800,744)
Janus Aspen Worldwide Portfolio -
Service Shares                        14,904      (20,527)      (5,623)       24,612            -        (451,568)      (432,579)
JPMorgan Insurance Trust Core Bond
Portfolio - Class 1                    3,845         (374)       3,471          (163)           -           1,628          4,936
JPMorgan Insurance Trust
International Equity Portfolio -
Class 1                                1,066         (251)         815         1,911            -          (8,552)        (5,826)
JPMorgan Insurance Trust Mid Cap
Value Portfolio - Class 1             21,812       (8,702)      13,110       110,808            -         (93,396)        30,522

                            See accompanying notes.

                                   VL-R - 4

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENTS OF OPERATIONS - CONTINUED
FOR THE YEAR ENDED DECEMBER 31, 2011

                                       A            B          A+B=C          D              E             F           C+D+E+F

                                                                                                                      INCREASE
                                              Mortality and                                            Net change   (DECREASE) IN
                                               expense risk     NET                    Capital gain  in unrealized   NET ASSETS
                                   Dividends       and       INVESTMENT  Net realized  distributions  appreciation    RESULTING
                                  from mutual administrative   INCOME   gain (loss) on  from mutual  (depreciation)     FROM
Divisions                            funds       charges       (LOSS)    investments       funds     of investments  OPERATIONS
---------                         ----------- -------------- ---------- -------------- ------------- -------------- -------------
JPMorgan Insurance Trust Small
Cap Core Portfolio - Class 1       $   3,283    $ (17,668)   $ (14,385)   $   31,620    $        -    $  (158,851)   $ (141,616)
MFS VIT Core Equity Series -
Initial Class                         31,421      (20,852)      10,569       100,412             -       (158,177)      (47,196)
MFS VIT Growth Series - Initial
Class                                 18,586      (54,688)     (36,102)      239,785             -       (270,045)      (66,362)
MFS VIT New Discovery Series -
Initial Class                              -      (34,567)     (34,567)       50,032       617,915     (1,174,997)     (541,617)
MFS VIT Research Series -
Initial Class                         16,682      (16,603)          79       281,778             -       (264,829)       17,028
MFS VIT Total Return Series -
Initial Class                         12,966       (3,704)       9,262         5,748             -         (8,842)        6,168
Neuberger Berman AMT Mid-Cap
Growth Portfolio - Class I                 -      (30,927)     (30,927)      193,051             -       (153,594)        8,530
Neuberger Berman AMT Partners
Portfolio - Class I                        -         (246)        (246)        5,315             -         (6,308)       (1,239)
Neuberger Berman AMT Socially
Responsive Portfolio - Class I           127         (200)         (73)           40             -         (1,350)       (1,383)
Oppenheimer Balanced Fund/VA -
Non-Service Shares                    30,942       (9,085)      21,857        16,250             -        (31,595)        6,512
Oppenheimer Global Securities
Fund/VA - Non-Service Shares          72,433      (37,477)      34,956        89,846             -       (555,632)     (430,830)
Oppenheimer High Income Fund/VA
- Non-Service Shares                   5,606         (500)       5,106         3,352             -         (7,399)        1,059
PIMCO VIT CommodityRealReturn
Strategy Portfolio -
Administrative Class                 415,399      (19,438)     395,961        33,381             -       (472,456)      (43,114)
PIMCO VIT Global Bond Portfolio
(Unhedged) - Administrative Class      1,651         (221)       1,430         1,031         1,091          1,236         4,788
PIMCO VIT Real Return Portfolio
- Administrative Class               301,799      (92,749)     209,050        75,546       412,995        780,044     1,477,635
PIMCO VIT Short-Term Portfolio -
Administrative Class                 106,541      (76,522)      30,019      (128,842)       20,383        (67,891)     (146,331)
PIMCO VIT Total Return Portfolio
- Administrative Class               629,283     (158,777)     470,506      (342,781)      242,071        588,135       957,931
Pioneer Fund VCT Portfolio -
Class I                               28,315       (9,935)      18,380         9,902       106,837       (215,753)      (80,634)
Pioneer Growth Opportunities VCT
Portfolio - Class I                        -      (16,744)     (16,744)       62,967             -       (118,841)      (72,618)
Pioneer Mid Cap Value VCT
Portfolio - Class I                    5,499       (4,971)         528         6,805             -        (47,509)      (40,176)
Putnam VT Diversified Income
Fund - Class IB                      681,756      (33,977)     647,779      (125,979)            -       (747,116)     (225,316)
Putnam VT Growth and Income Fund
- Class IB                           121,095      (54,054)      67,041       202,902             -       (739,386)     (469,443)
Putnam VT International Value
Fund - Class IB                      129,583      (30,574)      99,009        59,580             -       (831,714)     (673,125)
Putnam VT Multi-Cap Growth Fund
- Class IB                               397         (925)        (528)        2,224             -        (10,141)       (8,445)
Putnam VT Small Cap Value Fund -
Class IB                               1,488       (1,685)        (197)        1,369             -        (18,271)      (17,099)
Putnam VT Voyager Fund - Class IB          -       (2,059)      (2,059)      (12,050)            -        (41,199)      (55,308)
SunAmerica Aggressive Growth
Portfolio - Class 1                        -       (6,542)      (6,542)       11,417             -        (10,656)       (5,781)
SunAmerica Balanced Portfolio -
Class 1                               27,372      (10,372)      17,000        15,359             -         (4,962)       27,397
UIF Growth Portfolio - Class I
Shares                                 3,079      (14,930)     (11,851)       59,601             -       (103,642)      (55,892)
VALIC Company I International
Equities Fund                         66,081      (17,956)      48,125        53,859             -       (422,428)     (320,444)
VALIC Company I Mid Cap Index
Fund                                 117,992      (82,819)      35,173       370,471       756,929     (1,466,098)     (303,525)
VALIC Company I Money Market I
Fund                                   1,546      (93,004)     (91,458)            -             -              -       (91,458)
VALIC Company I Nasdaq-100 Index
Fund                                  13,535      (24,068)     (10,533)      133,318       439,335       (466,467)       95,653
VALIC Company I Science &
Technology Fund                            -       (8,175)      (8,175)       50,250             -       (125,593)      (83,518)
VALIC Company I Small Cap Index
Fund                                  63,096      (42,667)      20,429       100,225             -       (454,117)     (333,463)
VALIC Company I Stock Index Fund     292,343     (109,728)     182,615       513,122       989,702     (1,323,733)      361,706
Vanguard VIF High Yield Bond
Portfolio                            502,189      (45,015)     457,174       (21,557)            -        (15,591)      420,026
Vanguard VIF REIT Index Portfolio    205,652      (78,992)     126,660       302,985       144,513        329,480       903,638

                            See accompanying notes.

                                   VL-R - 5

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

SCHEDULES OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2011

                                                             Net Asset
                                                             Value Per Value of Shares Cost of Shares
Divisions                                           Shares     Share    at Fair Value       Held      Level(1)
--------------------------------------------------------------------------------------------------------------
Alger Capital Appreciation Portfolio - Class I-2
Shares                                                63,600 $  51.95   $   3,304,011  $   3,260,299     1
Alger Mid Cap Growth Portfolio - Class I-2 Shares    209,649    11.66       2,444,510      2,536,012     1
American Century VP Value Fund - Class I           2,026,847     5.80      11,755,714     11,318,535     1
Dreyfus IP MidCap Stock Portfolio - Initial Shares   256,190    13.16       3,371,455      3,280,438     1
Dreyfus VIF International Value Portfolio -
Initial Shares                                         9,291     8.96          83,245         97,285     1
Dreyfus VIF Opportunistic Small Cap Portfolio -
Initial Shares                                       228,130    26.26       5,990,689      6,424,416     1
Dreyfus VIF Quality Bond Portfolio - Initial
Shares                                               608,674    11.92       7,255,389      7,105,243     1
Fidelity VIP Asset Manager Portfolio - Service
Class 2                                              313,617    13.57       4,255,781      4,453,453     1
Fidelity VIP Contrafund Portfolio - Service
Class 2                                            1,061,224    22.64      24,026,115     24,002,771     1
Fidelity VIP Equity-Income Portfolio - Service
Class 2                                              743,854    18.41      13,694,352     13,385,374     1
Fidelity VIP Freedom 2020 Portfolio - Service
Class 2                                               31,464    10.17         319,985        330,443     1
Fidelity VIP Freedom 2025 Portfolio - Service
Class 2                                               31,676     9.97         315,809        325,100     1
Fidelity VIP Freedom 2030 Portfolio - Service
Class 2                                               74,136     9.67         716,899        738,498     1
Fidelity VIP Growth Portfolio - Service Class 2      355,921    36.53      13,001,802     12,743,167     1
Fidelity VIP Mid Cap Portfolio - Service Class 2     263,653    28.58       7,535,192      8,235,818     1
Franklin Templeton Franklin Small Cap Value
Securities Fund - Class 2                            395,306    15.53       6,139,109      6,830,354     1
Franklin Templeton Franklin Small-Mid Cap Growth
Securities Fund - Class 2                              1,446    20.49          29,625         29,294     1
Franklin Templeton Franklin U.S. Government Fund
- Class 2                                            321,901    13.42       4,319,906      4,255,888     1
Franklin Templeton Mutual Shares Securities Fund
- Class 2                                            385,159    15.38       5,923,738      5,936,831     1
Franklin Templeton Templeton Foreign Securities
Fund - Class 2                                       446,691    12.56       5,610,443      6,068,514     1
Goldman Sachs VIT Strategic Growth Fund -
Institutional Shares                                 425,309    11.64       4,950,598      4,891,856     1
Invesco V.I. Core Equity Fund - Series I             285,471    26.72       7,627,790      7,420,515     1
Invesco V.I. Global Real Estate Fund - Series I        5,769    12.14          70,034         75,496     1
Invesco V.I. Government Securities Fund - Series I     7,878    12.49          98,397         93,688     1
Invesco V.I. High Yield Fund - Series I              392,383     5.04       1,977,610      2,046,996     1
Invesco V.I. International Growth Fund - Series I    292,671    26.37       7,717,734      8,040,366     1
Invesco Van Kampen V.I. Capital Growth Fund -
Series I                                                 169    31.90           5,393          5,448     1
Invesco Van Kampen V.I. Growth and Income Fund -
Series I                                             420,517    17.77       7,472,579      7,340,872     1
Janus Aspen Enterprise Portfolio - Service Shares    104,611    36.91       3,861,188      3,798,412     1
Janus Aspen Forty Portfolio - Service Shares           7,344    32.71         240,224        250,503     1
Janus Aspen Overseas Portfolio - Service Shares      250,240    37.42       9,363,997     12,955,550     1
Janus Aspen Worldwide Portfolio - Service Shares      99,164    25.50       2,528,689      2,836,091     1
JPMorgan Insurance Trust Core Bond Portfolio -
Class 1                                                6,573    11.71          76,968         76,117     1
JPMorgan Insurance Trust International Equity
Portfolio - Class 1                                    5,090     8.88          45,198         49,178     1
JPMorgan Insurance Trust Mid Cap Value Portfolio
- Class 1                                             94,130     6.86         645,733        610,621     1
JPMorgan Insurance Trust Small Cap Core Portfolio
- Class 1                                            171,902    14.22       2,444,450      2,430,666     1
MFS VIT Core Equity Series - Initial Class           197,354    15.33       3,025,430      2,983,158     1
MFS VIT Growth Series - Initial Class                334,546    24.56       8,216,438      7,999,296     1
MFS VIT New Discovery Series - Initial Class         284,760    14.29       4,069,214      4,842,446     1
MFS VIT Research Series - Initial Class              100,033    18.78       1,878,628      1,843,010     1
MFS VIT Total Return Series - Initial Class           25,610    18.53         474,549        465,827     1
Neuberger Berman AMT Mid-Cap Growth Portfolio -
Class I                                              153,999    27.55       4,242,671      4,094,738     1
Neuberger Berman AMT Partners Portfolio - Class I      2,701     9.99          26,986         27,812     1
Neuberger Berman AMT Socially Responsive
Portfolio - Class I                                    2,574    14.35          36,936         36,604     1
Oppenheimer Balanced Fund/VA - Non-Service Shares    109,814    11.30       1,240,903      1,229,865     1
Oppenheimer Global Securities Fund/VA -
Non-Service Shares                                   178,250    27.46       4,894,747      5,139,171     1
Oppenheimer High Income Fund/VA - Non-Service
Shares                                                31,178     1.90          59,238         64,102     1
PIMCO VIT CommodityRealReturn Strategy Portfolio
- Administrative Class                               227,575     7.20       1,638,541      1,939,011     1
PIMCO VIT Global Bond Portfolio (Unhedged) -
Administrative Class                                   3,583    13.83          49,556         49,235     1
PIMCO VIT Real Return Portfolio - Administrative
Class                                              1,021,742    13.95      14,253,301     13,895,593     1
PIMCO VIT Short-Term Portfolio - Administrative
Class                                                969,732    10.12       9,813,692      9,891,594     1
PIMCO VIT Total Return Portfolio - Administrative
Class                                              1,504,903    11.02      16,584,031     17,085,975     1
Pioneer Fund VCT Portfolio - Class I                  75,173    19.96       1,500,448      1,593,500     1

                            See accompanying notes.

                                   VL-R - 6

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

SCHEDULES OF PORTFOLIO INVESTMENTS - CONTINUED
DECEMBER 31, 2011

                                                              Net Asset
                                                              Value Per Value of Shares Cost of Shares
Divisions                                            Shares     Share    at Fair Value       Held      Level(1)
---------------------------------------------------------------------------------------------------------------
Pioneer Growth Opportunities VCT Portfolio -
Class I                                               110,382 $  22.49   $   2,482,486  $   2,420,730     1
Pioneer Mid Cap Value VCT Portfolio - Class I          51,766    15.85         820,496        828,690     1
Putnam VT Diversified Income Fund - Class IB          910,994     6.88       6,267,641      7,004,617     1
Putnam VT Growth and Income Fund - Class IB           581,366    15.30       8,894,899      8,908,650     1
Putnam VT International Value Fund - Class IB         508,329     7.87       4,000,551      4,459,025     1
Putnam VT Multi-Cap Growth Fund - Class IB              1,590    19.27          30,636         31,571     1
Putnam VT Small Cap Value Fund - Class IB              12,776    13.07         166,983        165,112     1
Putnam VT Voyager Fund - Class IB                       4,514    31.76         143,379        163,620     1
SunAmerica Aggressive Growth Portfolio - Class 1      117,454     9.70       1,139,542      1,086,007     1
SunAmerica Balanced Portfolio - Class 1               109,788    14.43       1,584,195      1,535,155     1
UIF Growth Portfolio - Class I Shares                 118,812    20.10       2,388,116      2,442,229     1
VALIC Company I International Equities Fund           385,441     5.41       2,085,235      2,383,294     1
VALIC Company I Mid Cap Index Fund                    653,855    18.67      12,207,470     13,020,225     1
VALIC Company I Money Market I Fund                17,189,014     1.00      17,189,014     17,189,014     1
VALIC Company I Nasdaq-100 Index Fund                 666,299     5.42       3,611,343      3,952,588     1
VALIC Company I Science & Technology Fund              78,920    15.07       1,189,330      1,260,411     1
VALIC Company I Small Cap Index Fund                  445,505    13.60       6,058,863      6,122,081     1
VALIC Company I Stock Index Fund                      725,987    23.34      16,944,543     17,701,888     1
Vanguard VIF High Yield Bond Portfolio                870,131     7.72       6,717,411      6,671,512     1
Vanguard VIF REIT Index Portfolio                   1,045,121    10.90      11,391,819     10,578,406     1

(1)Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and descreibed in Note 3 to the financial statements.

                            See accompanying notes.

                                   VL-R - 7

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                                    Divisions
                                                   --------------------------------------------------------------------------
                                                      Alger Capital
                                                       Appreciation       Alger Mid Cap    American Century Credit Suisse U.S.
                                                   Portfolio - Class I- Growth Portfolio - VP Value Fund -    Equity Flex I
                                                         2 Shares        Class I-2 Shares      Class I          Portfolio
FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
  Net investment income (loss)                         $    (19,902)       $     (9,295)    $     168,128     $         212
  Net realized gain (loss) on investments                   131,979              24,995           204,970           (26,929)
  Capital gain distributions from mutual funds                    -                   -                 -                 -
  Net change in unrealized appreciation
   (depreciation) of investments                           (121,577)           (249,698)         (364,250)          (74,900)
                                                       ------------        ------------     -------------     -------------
Increase (decrease) in net assets resulting from
  operations                                                 (9,500)           (233,998)            8,848          (101,617)
                                                       ------------        ------------     -------------     -------------
PRINCIPAL TRANSACTIONS:
  Net premiums                                              340,218             312,132         1,366,629           153,490
  Net transfers from (to) other Divisions or
   fixed rate option                                        214,393             (38,107)         (119,227)       (1,348,084)
  Internal rollovers                                          1,233                   -               247                 -
  Cost of insurance and other charges                      (205,269)           (191,178)         (892,465)          (89,798)
  Administrative charges                                    (17,312)            (15,911)          (69,292)           (7,685)
  Policy loans                                              (35,324)            (25,813)         (145,212)          (17,458)
  Death benefits                                                (35)                  -           (58,303)              (35)
  Withdrawals                                              (373,802)           (213,849)       (1,232,812)          (70,943)
                                                       ------------        ------------     -------------     -------------
Increase (decrease) in net assets resulting from
  principal transactions                                    (75,898)           (172,726)       (1,150,435)       (1,380,513)
                                                       ------------        ------------     -------------     -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     (85,398)           (406,724)       (1,141,587)       (1,482,130)

NET ASSETS:
  Beginning of year                                       3,389,409           2,851,234        12,897,301         1,482,130
                                                       ------------        ------------     -------------     -------------
  End of year                                          $  3,304,011        $  2,444,510     $  11,755,714     $           -
                                                       ============        ============     =============     =============

FOR THE YEAR ENDED DECEMBER 31, 2010

OPERATIONS:
  Net investment income (loss)                         $     (8,790)       $    (15,946)    $     182,985     $      (7,336)
  Net realized gain (loss) on investments                    80,012            (184,201)       (1,094,931)          (14,870)
  Capital gain distributions from mutual funds                    -                   -                 -                 -
  Net change in unrealized appreciation
   (depreciation) of investments                            326,587             649,427         2,371,541           201,061
                                                       ------------        ------------     -------------     -------------
Increase (decrease) in net assets resulting from
  operations                                                397,809             449,280         1,459,595           178,855
                                                       ------------        ------------     -------------     -------------
PRINCIPAL TRANSACTIONS:
  Net premiums                                              369,636             344,369         1,508,400           208,624
  Net transfers from (to) other Divisions or
   fixed rate option                                         66,456             246,474           107,329           (38,774)
  Internal rollovers                                          7,971               4,130               615                 -
  Cost of insurance and other charges                      (256,109)           (251,704)       (1,058,778)         (141,080)
  Administrative charges                                    (18,951)            (17,715)          (76,348)          (10,440)
  Policy loans                                              (16,720)            (10,100)         (133,749)          (10,511)
  Death benefits                                               (150)             (3,083)         (182,912)           (3,197)
  Withdrawals                                              (236,372)            (91,588)       (1,217,399)          (76,605)
                                                       ------------        ------------     -------------     -------------
Increase (decrease) in net assets resulting from
  principal transactions                                    (84,239)            220,783        (1,052,842)          (71,983)
                                                       ------------        ------------     -------------     -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     313,570             670,063           406,753           106,872

NET ASSETS:
  Beginning of year                                       3,075,839           2,181,171        12,490,548         1,375,258
                                                       ------------        ------------     -------------     -------------
  End of year                                          $  3,389,409        $  2,851,234     $  12,897,301     $   1,482,130
                                                       ============        ============     =============     =============

                            See accompanying notes.

                                   VL-R - 8

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                                     Divisions
                                                   ----------------------------------------------------------------------------
                                                                                             Dreyfus VIF
                                                                         Dreyfus VIF        Opportunistic        Dreyfus VIF
                                                   Dreyfus IP MidCap International Value      Small Cap         Quality Bond
                                                   Stock Portfolio - Portfolio - Initial Portfolio - Initial Portfolio - Initial
                                                    Initial Shares         Shares              Shares              Shares

FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
  Net investment income (loss)                       $     (4,618)       $    1,769         $    (13,191)       $    245,354
  Net realized gain (loss) on investments                 108,794               307               72,120              19,634
  Capital gain distributions from mutual funds                  -                 -                    -                   -
  Net change in unrealized appreciation
   (depreciation) of investments                         (103,100)          (21,447)          (1,087,022)            227,355
                                                     ------------        ----------         ------------        ------------
Increase (decrease) in net assets resulting from
  operations                                                1,076           (19,371)          (1,028,093)            492,343
                                                     ------------        ----------         ------------        ------------
PRINCIPAL TRANSACTIONS:
  Net premiums                                            366,180            26,449              716,879             485,426
  Net transfers from (to) other Divisions or
   fixed rate option                                     (269,267)            1,705             (145,472)           (610,698)
  Internal rollovers                                            -               340                4,150                   -
  Cost of insurance and other charges                    (214,246)          (17,072)            (567,015)           (527,053)
  Administrative charges                                  (17,539)           (1,339)             (31,287)            (23,658)
  Policy loans                                            (30,600)           (3,494)             (77,469)            (78,007)
  Death benefits                                          (39,459)                -              (16,710)            (18,005)
  Withdrawals                                            (326,338)          (19,035)            (528,425)           (569,658)
                                                     ------------        ----------         ------------        ------------
Increase (decrease) in net assets resulting from
  principal transactions                                 (531,269)          (12,446)            (645,349)         (1,341,653)
                                                     ------------        ----------         ------------        ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  (530,193)          (31,817)          (1,673,442)           (849,310)

NET ASSETS:
  Beginning of year                                     3,901,648           115,062            7,664,131           8,104,699
                                                     ------------        ----------         ------------        ------------
  End of year                                        $  3,371,455        $   83,245         $  5,990,689        $  7,255,389
                                                     ============        ==========         ============        ============

FOR THE YEAR ENDED DECEMBER 31, 2010

OPERATIONS:
  Net investment income (loss)                       $     10,543        $    1,314         $      6,272        $    268,080
  Net realized gain (loss) on investments                (290,299)              795             (478,425)             10,826
  Capital gain distributions from mutual funds                  -                 -                    -                   -
  Net change in unrealized appreciation
   (depreciation) of investments                        1,112,514             2,906            2,308,261             333,352
                                                     ------------        ----------         ------------        ------------
Increase (decrease) in net assets resulting from
  operations                                              832,758             5,015            1,836,108             612,258
                                                     ------------        ----------         ------------        ------------
PRINCIPAL TRANSACTIONS:
  Net premiums                                            400,362            33,414              879,424             583,897
  Net transfers from (to) other Divisions or
   fixed rate option                                        4,552            12,663              (87,215)             23,619
  Internal rollovers                                            -                58                    -                 315
  Cost of insurance and other charges                    (253,795)          (17,932)            (677,419)           (594,551)
  Administrative charges                                  (19,516)           (1,671)             (38,782)            (28,785)
  Policy loans                                            (19,142)                -              (81,905)            (63,730)
  Death benefits                                           (3,193)                -               (8,059)            (19,423)
  Withdrawals                                            (290,400)           (2,098)            (601,122)           (612,998)
                                                     ------------        ----------         ------------        ------------
Increase (decrease) in net assets resulting from
  principal transactions                                 (181,132)           24,434             (615,078)           (711,656)
                                                     ------------        ----------         ------------        ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   651,626            29,449            1,221,030             (99,398)

NET ASSETS:
  Beginning of year                                     3,250,022            85,613            6,443,101           8,204,097
                                                     ------------        ----------         ------------        ------------
  End of year                                        $  3,901,648        $  115,062         $  7,664,131        $  8,104,699
                                                     ============        ==========         ============        ============

                            See accompanying notes.

                                   VL-R - 9

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                                    Divisions
                                                 -------------------------------------------------------------------------------
                                                                        Fidelity VIP                             Fidelity VIP
                                                 Fidelity VIP Asset      Contrafund      Fidelity VIP Equity-    Freedom 2020
                                                 Manager Portfolio - Portfolio - Service  Income Portfolio -  Portfolio - Service
                                                   Service Class 2         Class 2         Service Class 2          Class 2

FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
  Net investment income (loss)                      $     46,785        $      26,484       $     234,001         $    4,875
  Net realized gain (loss) on investments                  5,715              676,086             383,729                692
  Capital gain distributions from mutual funds            21,901                    -                   -              1,229
  Net change in unrealized appreciation
   (depreciation) of investments                        (224,291)          (1,550,091)           (609,455)           (12,676)
                                                    ------------        -------------       -------------         ----------
Increase (decrease) in net assets resulting
  from operations                                       (149,890)            (847,521)              8,275             (5,880)
                                                    ------------        -------------       -------------         ----------
PRINCIPAL TRANSACTIONS:
  Net premiums                                           505,013            2,499,292           1,508,896             70,930
  Net transfers from (to) other Divisions or
   fixed rate option                                     (19,871)          (2,497,191)           (385,366)           110,633
  Internal rollovers                                           -                5,598               4,581              4,365
  Cost of insurance and other charges                   (358,560)          (1,618,221)           (995,629)           (40,375)
  Administrative charges                                 (25,013)            (125,278)            (76,219)            (3,764)
  Policy loans                                           (79,790)            (452,901)           (206,632)            (4,939)
  Death benefits                                         (11,033)             (79,838)            (53,415)                 -
  Withdrawals                                           (372,199)          (2,271,584)         (1,206,295)            (6,401)
                                                    ------------        -------------       -------------         ----------
Increase (decrease) in net assets resulting
  from principal transactions                           (361,453)          (4,540,123)         (1,410,079)           130,449
                                                    ------------        -------------       -------------         ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (511,343)          (5,387,644)         (1,401,804)           124,569

NET ASSETS:
  Beginning of year                                    4,767,124           29,413,759          15,096,156            195,416
                                                    ------------        -------------       -------------         ----------
  End of year                                       $  4,255,781        $  24,026,115       $  13,694,352         $  319,985
                                                    ============        =============       =============         ==========

FOR THE YEAR ENDED DECEMBER 31, 2010

OPERATIONS:
  Net investment income (loss)                      $     30,754        $      91,560       $     131,600         $    2,787
  Net realized gain (loss) on investments                (62,549)          (2,091,134)           (946,909)               407
  Capital gain distributions from mutual funds            23,624               12,472                   -              1,328
  Net change in unrealized appreciation
   (depreciation) of investments                         639,034            6,068,777           2,681,383             16,559
                                                    ------------        -------------       -------------         ----------
Increase (decrease) in net assets resulting
  from operations                                        630,863            4,081,675           1,866,074             21,081
                                                    ------------        -------------       -------------         ----------
PRINCIPAL TRANSACTIONS:
  Net premiums                                           520,463            2,899,876           1,791,450             68,674
  Net transfers from (to) other Divisions or
   fixed rate option                                    (200,337)          (1,417,895)           (570,836)            15,080
  Internal rollovers                                       2,761                5,653               2,979              8,680
  Cost of insurance and other charges                   (404,626)          (1,951,646)         (1,177,400)           (38,768)
  Administrative charges                                 (25,907)            (145,745)            (89,756)            (3,867)
  Policy loans                                           (54,940)            (176,654)            (98,435)            (1,651)
  Death benefits                                          (6,323)             (39,627)            (13,274)                 -
  Withdrawals                                           (930,344)          (1,767,263)           (992,302)            (1,161)
                                                    ------------        -------------       -------------         ----------
Increase (decrease) in net assets resulting
  from principal transactions                         (1,099,253)          (2,593,301)         (1,147,574)            46,987
                                                    ------------        -------------       -------------         ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (468,390)           1,488,374             718,500             68,068

NET ASSETS:
  Beginning of year                                    5,235,514           27,925,385          14,377,656            127,348
                                                    ------------        -------------       -------------         ----------
  End of year                                       $  4,767,124        $  29,413,759       $  15,096,156         $  195,416
                                                    ============        =============       =============         ==========

                            See accompanying notes.

                                   VL-R - 10

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                                    Divisions
                                                   --------------------------------------------------------------------------
                                                      Fidelity VIP        Fidelity VIP
                                                      Freedom 2025        Freedom 2030        Fidelity VIP    Fidelity VIP Mid
                                                   Portfolio - Service Portfolio - Service Growth Portfolio - Cap Portfolio -
                                                         Class 2             Class 2        Service Class 2   Service Class 2

FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
  Net investment income (loss)                         $    4,345          $    9,506        $     (73,385)     $    (55,093)
  Net realized gain (loss) on investments                     824               3,306              334,411              (447)
  Capital gain distributions from mutual funds              1,023               2,174               47,142            14,497
  Net change in unrealized appreciation
   (depreciation) of investments                          (13,792)            (38,657)            (429,541)         (946,445)
                                                       ----------          ----------        -------------      ------------
Increase (decrease) in net assets resulting from
  operations                                               (7,600)            (23,671)            (121,373)         (987,488)
                                                       ----------          ----------        -------------      ------------
PRINCIPAL TRANSACTIONS:
  Net premiums                                             49,784             146,142            1,351,967           985,500
  Net transfers from (to) other Divisions or
   fixed rate option                                      100,834              62,360              451,573          (312,556)
  Internal rollovers                                            -                   -                    -             5,784
  Cost of insurance and other charges                     (38,609)            (68,351)            (842,421)         (547,878)
  Administrative charges                                   (2,489)             (7,451)             (67,475)          (51,830)
  Policy loans                                            (17,647)            (11,770)            (135,429)         (227,435)
  Death benefits                                                -                   -              (35,714)               (6)
  Withdrawals                                              (2,330)            (49,595)            (984,326)         (778,491)
                                                       ----------          ----------        -------------      ------------
Increase (decrease) in net assets resulting from
  principal transactions                                   89,543              71,335             (261,825)         (926,912)
                                                       ----------          ----------        -------------      ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    81,943              47,664             (383,198)       (1,914,400)

NET ASSETS:
  Beginning of year                                       233,866             669,235           13,385,000         9,449,592
                                                       ----------          ----------        -------------      ------------
  End of year                                          $  315,809          $  716,899        $  13,001,802      $  7,535,192
                                                       ==========          ==========        =============      ============

FOR THE YEAR ENDED DECEMBER 31, 2010

OPERATIONS:
  Net investment income (loss)                         $    2,872          $    7,411        $     (76,508)     $    (45,136)
  Net realized gain (loss) on investments                   3,731             (14,636)              74,599          (209,527)
  Capital gain distributions from mutual funds              1,382               4,412               40,460            27,044
  Net change in unrealized appreciation
   (depreciation) of investments                           25,044              89,210            2,509,920         2,269,513
                                                       ----------          ----------        -------------      ------------
Increase (decrease) in net assets resulting from
  operations                                               33,029              86,397            2,548,471         2,041,894
                                                       ----------          ----------        -------------      ------------
PRINCIPAL TRANSACTIONS:
  Net premiums                                             51,763             181,181            1,523,560         1,203,835
  Net transfers from (to) other Divisions or
   fixed rate option                                       (7,101)             31,847             (154,028)          145,771
  Internal rollovers                                            -                   -                4,468            10,160
  Cost of insurance and other charges                     (44,980)            (93,315)            (989,454)         (712,894)
  Administrative charges                                   (2,588)             (9,203)             (75,984)          (63,770)
  Policy loans                                             (6,967)              2,229              (62,280)          (27,798)
  Death benefits                                                -                   -               (9,115)             (318)
  Withdrawals                                             (19,201)            (19,422)            (847,283)         (552,493)
                                                       ----------          ----------        -------------      ------------
Increase (decrease) in net assets resulting from
  principal transactions                                  (29,074)             93,317             (610,116)            2,493
                                                       ----------          ----------        -------------      ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     3,955             179,714            1,938,355         2,044,387

NET ASSETS:
  Beginning of year                                       229,911             489,521           11,446,645         7,405,205
                                                       ----------          ----------        -------------      ------------
  End of year                                          $  233,866          $  669,235        $  13,385,000      $  9,449,592
                                                       ==========          ==========        =============      ============

                            See accompanying notes.

                                   VL-R - 11

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                                  Divisions
                                                   ----------------------------------------------------------------------
                                                                           Franklin
                                                                          Templeton         Franklin
                                                   Franklin Templeton Franklin Small-Mid    Templeton        Franklin
                                                   Franklin Small Cap     Cap Growth      Franklin U.S.  Templeton Mutual
                                                    Value Securities  Securities Fund -  Government Fund Shares Securities
                                                     Fund - Class 2        Class 2          - Class 2     Fund - Class 2

FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
  Net investment income (loss)                        $      5,719        $    (284)      $    111,247     $    108,531
  Net realized gain (loss) on investments               (1,250,030)           4,862              2,191          271,010
  Capital gain distributions from mutual funds                   -                -                  -                -
  Net change in unrealized appreciation
   (depreciation) of investments                           892,823           (3,806)           105,618         (443,095)
                                                      ------------        ---------       ------------     ------------
Increase (decrease) in net assets resulting from
  operations                                              (351,488)             772            219,056          (63,554)
                                                      ------------        ---------       ------------     ------------
PRINCIPAL TRANSACTIONS:
  Net premiums                                             677,694              107            500,845          676,774
  Net transfers from (to) other Divisions or
   fixed rate option                                    (2,907,840)         (48,175)           (49,494)      (2,535,381)
  Internal rollovers                                           278                -                  -                -
  Cost of insurance and other charges                     (394,855)          (1,768)          (286,717)        (416,035)
  Administrative charges                                   (36,294)               -            (26,651)         (33,716)
  Policy loans                                            (256,765)              37           (121,901)        (193,456)
  Death benefits                                            (1,004)          (2,842)              (797)         (29,986)
  Withdrawals                                             (328,853)            (242)          (568,046)        (643,944)
                                                      ------------        ---------       ------------     ------------
Increase (decrease) in net assets resulting from
  principal transactions                                (3,247,639)         (52,883)          (552,761)      (3,175,744)
                                                      ------------        ---------       ------------     ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (3,599,127)         (52,111)          (333,705)      (3,239,298)

NET ASSETS:
  Beginning of year                                      9,738,236           81,736          4,653,611        9,163,036
                                                      ------------        ---------       ------------     ------------
  End of year                                         $  6,139,109        $  29,625       $  4,319,906     $  5,923,738
                                                      ============        =========       ============     ============

FOR THE YEAR ENDED DECEMBER 31, 2010

OPERATIONS:
  Net investment income (loss)                        $      4,554        $    (550)      $    125,824     $     72,049
  Net realized gain (loss) on investments                 (635,043)             130             40,839         (378,868)
  Capital gain distributions from mutual funds                   -                -                  -                -
  Net change in unrealized appreciation
   (depreciation) of investments                         2,700,121           17,978             55,947        1,190,457
                                                      ------------        ---------       ------------     ------------
Increase (decrease) in net assets resulting from
  operations                                             2,069,632           17,558            222,610          883,638
                                                      ------------        ---------       ------------     ------------
PRINCIPAL TRANSACTIONS:
  Net premiums                                             797,709              127            606,564          795,881
  Net transfers from (to) other Divisions or
   fixed rate option                                      (130,262)          (1,723)           (86,643)         805,055
  Internal rollovers                                            58                -                  -                -
  Cost of insurance and other charges                     (504,413)          (1,871)          (400,532)        (526,841)
  Administrative charges                                   (41,639)               -            (31,907)         (39,193)
  Policy loans                                             (16,696)             156            (21,017)         (70,484)
  Death benefits                                           (25,350)               -            (14,347)         (33,307)
  Withdrawals                                             (410,690)          (5,385)          (628,176)        (588,401)
                                                      ------------        ---------       ------------     ------------
Increase (decrease) in net assets resulting from
  principal transactions                                  (331,283)          (8,696)          (576,058)         342,710
                                                      ------------        ---------       ------------     ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  1,738,349            8,862           (353,448)       1,226,348

NET ASSETS:
  Beginning of year                                      7,999,887           72,874          5,007,059        7,936,688
                                                      ------------        ---------       ------------     ------------
  End of year                                         $  9,738,236        $  81,736       $  4,653,611     $  9,163,036
                                                      ============        =========       ============     ============

                            See accompanying notes.

                                   VL-R - 12

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                                     Divisions
                                                        -------------------------------------------------------------------
                                                            Franklin      Goldman Sachs
                                                            Templeton     VIT Strategic
                                                        Templeton Foreign Growth Fund - Invesco V.I. Core    Invesco V.I.
                                                        Securities Fund - Institutional   Equity Fund -   Global Real Estate
                                                             Class 2         Shares         Series I       Fund - Series I
FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
 Net investment income (loss)                              $    68,323     $    10,284     $    32,822         $  2,817
 Net realized gain (loss) on investments                       102,891          13,823         235,623              347
 Capital gain distributions from mutual funds                        -               -               -                -
 Net change in unrealized appreciation (depreciation)
   of investments                                             (908,925)       (172,546)       (294,536)          (8,708)
                                                           -----------     -----------     -----------         --------
Increase (decrease) in net assets resulting from
  operations                                                  (737,711)       (148,439)        (26,091)          (5,544)
                                                           -----------     -----------     -----------         --------
PRINCIPAL TRANSACTIONS:
 Net premiums                                                  561,707               -         816,094           28,122
 Net transfers from (to) other Divisions or fixed rate
   option                                                       48,412            (131)       (392,101)              59
 Internal rollovers                                                  -               -               -                -
 Cost of insurance and other charges                          (400,562)       (261,498)       (734,339)         (12,367)
 Administrative charges                                        (28,090)           (128)        (32,072)          (1,407)
 Policy loans                                                  (92,068)           (183)        (18,300)          (1,350)
 Death benefits                                                (10,703)              -         (68,760)               -
 Withdrawals                                                  (471,752)         (2,091)       (698,495)          (4,414)
                                                           -----------     -----------     -----------         --------
Increase (decrease) in net assets resulting from
  principal transactions                                      (393,056)       (264,031)     (1,127,973)           8,643
                                                           -----------     -----------     -----------         --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     (1,130,767)       (412,470)     (1,154,064)           3,099

NET ASSETS:
 Beginning of year                                           6,741,210       5,363,068       8,781,854           66,935
                                                           -----------     -----------     -----------         --------
 End of year                                               $ 5,610,443     $ 4,950,598     $ 7,627,790         $ 70,034
                                                           ===========     ===========     ===========         ========
FOR THE YEAR ENDED DECEMBER 31, 2010

OPERATIONS:
 Net investment income (loss)                              $    78,189     $     3,164     $    29,586         $  3,041
 Net realized gain (loss) on investments                      (396,432)         58,199           6,402              977
 Capital gain distributions from mutual funds                        -               -               -                -
 Net change in unrealized appreciation (depreciation)
   of investments                                              764,076         443,644         693,054            6,184
                                                           -----------     -----------     -----------         --------
Increase (decrease) in net assets resulting from
  operations                                                   445,833         505,007         729,042           10,202
                                                           -----------     -----------     -----------         --------
PRINCIPAL TRANSACTIONS:
 Net premiums                                                  684,653               -         956,243           11,121
 Net transfers from (to) other Divisions or fixed rate
   option                                                     (171,298)             (7)        (85,554)          25,994
 Internal rollovers                                                  -               -             315               58
 Cost of insurance and other charges                          (504,140)       (379,332)       (900,740)         (10,233)
 Administrative charges                                        (34,464)           (129)        (37,301)            (556)
 Policy loans                                                  (71,773)         (4,445)        (82,818)             489
 Death benefits                                                 (1,282)              -        (150,322)               -
 Withdrawals                                                  (328,401)         (1,646)       (642,965)            (955)
                                                           -----------     -----------     -----------         --------
Increase (decrease) in net assets resulting from
  principal transactions                                      (426,705)       (385,559)       (943,142)          25,918
                                                           -----------     -----------     -----------         --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         19,128         119,448        (214,100)          36,120

NET ASSETS:
 Beginning of year                                           6,722,082       5,243,620       8,995,954           30,815
                                                           -----------     -----------     -----------         --------
 End of year                                               $ 6,741,210     $ 5,363,068     $ 8,781,854         $ 66,935
                                                           ===========     ===========     ===========         ========

                            See accompanying notes.

                                   VL-R - 13

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                                          Divisions
                                                            --------------------------------------------------------------------
                                                              Invesco V.I.                      Invesco V.I.      Invesco Van
                                                               Government     Invesco V.I. High International Kampen V.I. Capital
                                                            Securities Fund -   Yield Fund -    Growth Fund -    Growth Fund -
                                                                Series I          Series I        Series I         Series I
FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
 Net investment income (loss)                                   $   (476)        $    (8,911)    $    80,825       $    (71)
 Net realized gain (loss) on investments                           1,885              (5,190)        162,189          2,710
 Capital gain distributions from mutual funds                          -                   -               -              -
 Net change in unrealized appreciation (depreciation)
   of investments                                                  4,708             (69,386)       (860,837)        (1,556)
                                                                --------         -----------     -----------       --------
Increase (decrease) in net assets resulting from
  operations                                                       6,117             (83,487)       (617,823)         1,083
                                                                --------         -----------     -----------       --------
PRINCIPAL TRANSACTIONS:
 Net premiums                                                        730              86,611         910,951              -
 Net transfers from (to) other Divisions or fixed rate
   option                                                         91,043           2,059,784        (701,661)             -
 Internal rollovers                                                    -                   -           4,490              -
 Cost of insurance and other charges                              (6,070)            (39,911)       (633,537)        (1,135)
 Administrative charges                                                -              (4,030)        (42,104)             -
 Policy loans                                                     13,496              (3,613)       (161,832)            37
 Death benefits                                                        -                (328)        (25,854)             -
 Withdrawals                                                      (6,919)            (37,416)       (854,138)       (34,544)
                                                                --------         -----------     -----------       --------
Increase (decrease) in net assets resulting from principal
  transactions                                                    92,280           2,061,097      (1,503,685)       (35,642)
                                                                --------         -----------     -----------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           98,397           1,977,610      (2,121,508)       (34,559)

NET ASSETS:
 Beginning of year                                                     -                   -       9,839,242         39,952
                                                                --------         -----------     -----------       --------
 End of year                                                    $ 98,397         $ 1,977,610     $ 7,717,734       $  5,393
                                                                ========         ===========     ===========       ========
FOR THE YEAR ENDED DECEMBER 31, 2010

OPERATIONS:
 Net investment income (loss)                                   $      -         $         -     $   154,554       $   (244)
 Net realized gain (loss) on investments                               -                   -          98,102          1,104
 Capital gain distributions from mutual funds                          -                   -               -              -
 Net change in unrealized appreciation (depreciation)
   of investments                                                      -                   -         796,669          5,568
                                                                --------         -----------     -----------       --------
Increase (decrease) in net assets resulting from
  operations                                                           -                   -       1,049,325          6,428
                                                                --------         -----------     -----------       --------
PRINCIPAL TRANSACTIONS:
 Net premiums                                                          -                   -       1,044,019            566
 Net transfers from (to) other Divisions or fixed rate
   option                                                              -                   -        (659,812)           (20)
 Internal rollovers                                                    -                   -               -              -
 Cost of insurance and other charges                                   -                   -        (778,186)        (2,173)
 Administrative charges                                                -                   -         (47,872)             -
 Policy loans                                                          -                   -         (52,605)         1,740
 Death benefits                                                        -                   -         (18,048)        (1,154)
 Withdrawals                                                           -                   -        (921,068)             -
                                                                --------         -----------     -----------       --------
Increase (decrease) in net assets resulting from principal
  transactions                                                         -                   -      (1,433,572)        (1,041)
                                                                --------         -----------     -----------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                -                   -        (384,247)         5,387

NET ASSETS:
 Beginning of year                                                     -                   -      10,223,489         34,565
                                                                --------         -----------     -----------       --------
 End of year                                                    $      -         $         -     $ 9,839,242       $ 39,952
                                                                ========         ===========     ===========       ========

                            See accompanying notes.

                                   VL-R - 14

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                                      Divisions
                                                        --------------------------------------------------------------------
                                                                         Invesco Van
                                                          Invesco Van    Kampen V.I.    Invesco Van
                                                          Kampen V.I.    Growth and   Kampen V.I. High      Janus Aspen
                                                        Government Fund Income Fund -   Yield Fund -   Enterprise Portfolio -
                                                          - Series I      Series I        Series I         Service Shares
FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
 Net investment income (loss)                              $   3,879    $     44,287    $   224,511         $   (26,544)
 Net realized gain (loss) on investments                      (4,315)        327,315        (95,649)            150,195
 Capital gain distributions from mutual funds                      -               -              -                   -
 Net change in unrealized appreciation
   (depreciation) of investments                               1,189        (539,204)       (29,826)           (199,841)
                                                           ---------    ------------    -----------         -----------
Increase (decrease) in net assets resulting from
  operations                                                     753        (167,602)        99,036             (76,190)
                                                           ---------    ------------    -----------         -----------
PRINCIPAL TRANSACTIONS:
 Net premiums                                                  1,715         736,651         20,758             364,547
 Net transfers from (to) other Divisions or fixed rate
   option                                                    (90,943)     (2,506,196)    (2,033,665)            (81,105)
 Internal rollovers                                                -           4,150              -                   -
 Cost of insurance and other charges                          (3,289)       (531,005)       (24,614)           (202,599)
 Administrative charges                                            -         (35,435)          (866)            (18,379)
 Policy loans                                                    585        (164,923)       (12,267)            (71,501)
 Death benefits                                                    -         (14,913)             -              (4,360)
 Withdrawals                                                    (356)       (518,170)       (15,385)           (333,998)
                                                           ---------    ------------    -----------         -----------
Increase (decrease) in net assets resulting from
  principal transactions                                     (92,288)     (3,029,841)    (2,066,039)           (347,395)
                                                           ---------    ------------    -----------         -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      (91,535)     (3,197,443)    (1,967,003)           (423,585)

NET ASSETS:
 Beginning of year                                            91,535      10,670,022      1,967,003           4,284,773
                                                           ---------    ------------    -----------         -----------
 End of year                                               $       -    $  7,472,579    $         -         $ 3,861,188
                                                           =========    ============    ===========         ===========

FOR THE YEAR ENDED DECEMBER 31, 2010

OPERATIONS:
 Net investment income (loss)                              $    (517)   $    (54,388)   $   162,158         $   (25,338)
 Net realized gain (loss) on investments                        (175)       (232,777)       (59,220)             96,164
 Capital gain distributions from mutual funds                      -               -              -                   -
 Net change in unrealized appreciation
   (depreciation) of investments                               4,842       1,440,037         88,896             777,928
                                                           ---------    ------------    -----------         -----------
Increase (decrease) in net assets resulting from
  operations                                                   4,150       1,152,872        191,834             848,754
                                                           ---------    ------------    -----------         -----------
PRINCIPAL TRANSACTIONS:
 Net premiums                                                  1,209         893,368        337,926             401,435
 Net transfers from (to) other Divisions or fixed rate
   option                                                        487         297,278        (36,269)             25,181
 Internal rollovers                                                -               -              -                   -
 Cost of insurance and other charges                          (9,174)       (636,123)       (94,545)           (238,916)
 Administrative charges                                            -         (43,240)       (15,875)            (20,433)
 Policy loans                                                 (1,058)        (33,326)        (9,836)            (48,286)
 Death benefits                                                    -         (35,723)        (4,547)             (3,224)
 Withdrawals                                                    (340)       (450,508)      (145,738)           (237,373)
                                                           ---------    ------------    -----------         -----------
Increase (decrease) in net assets resulting from
  principal transactions                                      (8,876)         (8,274)        31,116            (121,616)
                                                           ---------    ------------    -----------         -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       (4,726)      1,144,598        222,950             727,138

NET ASSETS:
 Beginning of year                                            96,261       9,525,424      1,744,053           3,557,635
                                                           ---------    ------------    -----------         -----------
 End of year                                               $  91,535    $ 10,670,022    $ 1,967,003         $ 4,284,773
                                                           =========    ============    ===========         ===========

                            See accompanying notes.

                                   VL-R - 15

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                                     Divisions
                                                   -----------------------------------------------------------------------------
                                                                                              Janus Aspen          JPMorgan
                                                    Janus Aspen Forty     Janus Aspen          Worldwide        Insurance Trust
                                                   Portfolio - Service Overseas Portfolio Portfolio - Service      Core Bond
                                                         Shares         - Service Shares        Shares        Portfolio - Class 1
FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
  Net investment income (loss)                          $    (400)        $    (33,237)       $    (5,623)         $  3,471
  Net realized gain (loss) on investments                     942             (618,610)            24,612              (163)
  Capital gain distributions from mutual funds                  -              128,506                  -                 -
  Net change in unrealized appreciation
   (depreciation) of investments                          (18,368)          (4,277,403)          (451,568)            1,628
                                                        ---------         ------------        -----------          --------
Increase (decrease) in net assets resulting from
  operations                                              (17,826)          (4,800,744)          (432,579)            4,936
                                                        ---------         ------------        -----------          --------
PRINCIPAL TRANSACTIONS:
  Net premiums                                             47,749            1,196,308            316,163            19,977
  Net transfers from (to) other Divisions or
   fixed rate option                                         (622)          (1,107,124)           (32,652)            1,296
  Internal rollovers                                            -                    -                  -               216
  Cost of insurance and other charges                     (21,239)            (700,244)          (188,538)          (12,131)
  Administrative charges                                   (2,387)             (60,698)           (15,419)           (1,009)
  Policy loans                                                  -             (249,209)           (28,056)                -
  Death benefits                                                -               (3,411)            (6,278)                -
  Withdrawals                                              (7,333)            (958,462)          (671,830)           (5,911)
                                                        ---------         ------------        -----------          --------
Increase (decrease) in net assets resulting from
  principal transactions                                   16,168           (1,882,840)          (626,610)            2,438
                                                        ---------         ------------        -----------          --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    (1,658)          (6,683,584)        (1,059,189)            7,374

NET ASSETS:
  Beginning of year                                       241,882           16,047,581          3,587,878            69,594
                                                        ---------         ------------        -----------          --------
  End of year                                           $ 240,224         $  9,363,997        $ 2,528,689          $ 76,968
                                                        =========         ============        ===========          ========
FOR THE YEAR ENDED DECEMBER 31, 2010

OPERATIONS:
  Net investment income (loss)                          $    (422)        $    (18,838)       $    (7,121)         $  1,920
  Net realized gain (loss) on investments                   5,573               (8,907)            43,296             1,102
  Capital gain distributions from mutual funds                  -                    -                  -                 -
  Net change in unrealized appreciation
   (depreciation) of investments                            4,476            3,205,742            437,080             2,047
                                                        ---------         ------------        -----------          --------
Increase (decrease) in net assets resulting from
  operations                                                9,627            3,177,997            473,255             5,069
                                                        ---------         ------------        -----------          --------
PRINCIPAL TRANSACTIONS:
  Net premiums                                             36,533            1,384,463            358,224            27,969
  Net transfers from (to) other Divisions or
   fixed rate option                                       14,378             (679,164)               572             4,034
  Internal rollovers                                            -                6,564                  -                 -
  Cost of insurance and other charges                     (21,612)            (863,468)          (251,454)          (18,377)
  Administrative charges                                   (1,827)             (70,623)           (17,868)           (1,397)
  Policy loans                                                 16              (74,095)           (31,914)                -
  Death benefits                                                -               (5,145)              (894)                -
  Withdrawals                                              (7,244)          (1,265,849)          (315,976)           (1,437)
                                                        ---------         ------------        -----------          --------
Increase (decrease) in net assets resulting from
  principal transactions                                   20,244           (1,567,317)          (259,310)           10,792
                                                        ---------         ------------        -----------          --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    29,871            1,610,680            213,945            15,861

NET ASSETS:
  Beginning of year                                       212,011           14,436,901          3,373,933            53,733
                                                        ---------         ------------        -----------          --------
  End of year                                           $ 241,882         $ 16,047,581        $ 3,587,878          $ 69,594
                                                        =========         ============        ===========          ========

                            See accompanying notes.

                                   VL-R - 16

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                                   Divisions
                                                   -------------------------------------------------------------------------
                                                        JPMorgan
                                                    Insurance Trust        JPMorgan            JPMorgan
                                                     International      Insurance Trust     Insurance Trust    MFS VIT Core
                                                   Equity Portfolio -    Mid Cap Value      Small Cap Core    Equity Series -
                                                        Class 1       Portfolio - Class 1 Portfolio - Class 1  Initial Class
FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
  Net investment income (loss)                          $    815          $    13,110         $   (14,385)      $    10,569
  Net realized gain (loss) on investments                  1,911              110,808              31,620           100,412
  Capital gain distributions from mutual funds                 -                    -                   -                 -
  Net change in unrealized appreciation
   (depreciation) of investments                          (8,552)             (93,396)           (158,851)         (158,177)
                                                        --------          -----------         -----------       -----------
Increase (decrease) in net assets resulting from
  operations                                              (5,826)              30,522            (141,616)          (47,196)
                                                        --------          -----------         -----------       -----------
PRINCIPAL TRANSACTIONS:
  Net premiums                                            12,884                    -             340,006           338,574
  Net transfers from (to) other Divisions or
   fixed rate option                                      (1,675)          (1,488,441)             34,832           (83,505)
  Internal rollovers                                       1,048                    -                   -                 -
  Cost of insurance and other charges                    (13,114)             (17,996)           (199,479)         (222,360)
  Administrative charges                                    (697)                 (20)            (16,679)          (16,801)
  Policy loans                                            (8,578)             (87,608)            (37,786)          (18,505)
  Death benefits                                               -                    -                   -           (46,988)
  Withdrawals                                            (10,031)             (72,768)           (208,698)         (341,489)
                                                        --------          -----------         -----------       -----------
Increase (decrease) in net assets resulting from
  principal transactions                                 (20,163)          (1,666,833)            (87,804)         (391,074)
                                                        --------          -----------         -----------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  (25,989)          (1,636,311)           (229,420)         (438,270)

NET ASSETS:
  Beginning of year                                       71,187            2,282,044           2,673,870         3,463,700
                                                        --------          -----------         -----------       -----------
  End of year                                           $ 45,198          $   645,733         $ 2,444,450       $ 3,025,430
                                                        ========          ===========         ===========       ===========

FOR THE YEAR ENDED DECEMBER 31, 2010

OPERATIONS:
  Net investment income (loss)                          $   (115)         $     9,651         $   (16,271)      $    13,419
  Net realized gain (loss) on investments                  2,096               46,952            (123,867)           76,778
  Capital gain distributions from mutual funds                 -                    -                   -                 -
  Net change in unrealized appreciation
   (depreciation) of investments                           2,830              372,263             715,905           400,523
                                                        --------          -----------         -----------       -----------
Increase (decrease) in net assets resulting from
  operations                                               4,811              428,866             575,767           490,720
                                                        --------          -----------         -----------       -----------
PRINCIPAL TRANSACTIONS:
  Net premiums                                            16,939               (1,950)            399,851           390,679
  Net transfers from (to) other Divisions or
   fixed rate option                                       1,903               (5,082)            (97,309)           22,463
  Internal rollovers                                       1,402                    -                   -                 -
  Cost of insurance and other charges                    (15,287)             (22,720)           (233,434)         (276,532)
  Administrative charges                                    (918)                  77             (19,745)          (19,937)
  Policy loans                                                 -               (5,078)            (20,400)          (40,437)
  Death benefits                                               -              (12,617)             (3,024)           (4,508)
  Withdrawals                                                  -             (105,433)           (244,770)         (285,865)
                                                        --------          -----------         -----------       -----------
Increase (decrease) in net assets resulting from
  principal transactions                                   4,039             (152,803)           (218,831)         (214,137)
                                                        --------          -----------         -----------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    8,850              276,063             356,936           276,583

NET ASSETS:
  Beginning of year                                       62,337            2,005,981           2,316,934         3,187,117
                                                        --------          -----------         -----------       -----------
  End of year                                           $ 71,187          $ 2,282,044         $ 2,673,870       $ 3,463,700
                                                        ========          ===========         ===========       ===========

                            See accompanying notes.

                                   VL-R - 17

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                                          Divisions
                                                            --------------------------------------------------------------------
                                                             MFS VIT Growth     MFS VIT New          MFS VIT       MFS VIT Total
                                                            Series - Initial Discovery Series - Research Series - Return Series -
                                                                 Class         Initial Class      Initial Class    Initial Class
FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
 Net investment income (loss)                                 $    (36,102)     $   (34,567)       $        79       $   9,262
 Net realized gain (loss) on investments                           239,785           50,032            281,778           5,748
 Capital gain distributions from mutual funds                            -          617,915                  -               -
 Net change in unrealized appreciation (depreciation) of
   investments                                                    (270,045)      (1,174,997)          (264,829)         (8,842)
                                                              ------------      -----------        -----------       ---------
Increase (decrease) in net assets resulting from
  operations                                                       (66,362)        (541,617)            17,028           6,168
                                                              ------------      -----------        -----------       ---------
PRINCIPAL TRANSACTIONS:
 Net premiums                                                      853,015          396,753            239,738          17,833
 Net transfers from (to) other Divisions or fixed rate
   option                                                         (912,826)        (273,492)        (2,906,263)         20,390
 Internal rollovers                                                      -                -                  -               -
 Cost of insurance and other charges                              (752,733)        (263,020)          (171,399)        (37,108)
 Administrative charges                                            (32,765)         (19,620)           (11,483)              -
 Policy loans                                                      (77,374)         (73,110)           (78,038)            108
 Death benefits                                                    (88,837)               -            (34,380)         (9,327)
 Withdrawals                                                      (921,461)        (674,180)          (144,294)        (45,709)
                                                              ------------      -----------        -----------       ---------
Increase (decrease) in net assets resulting from principal
  transactions                                                  (1,932,981)        (906,669)        (3,106,119)        (53,813)
                                                              ------------      -----------        -----------       ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         (1,999,343)      (1,448,286)        (3,089,091)        (47,645)

NET ASSETS:
 Beginning of year                                              10,215,781        5,517,500          4,967,719         522,194
                                                              ------------      -----------        -----------       ---------
 End of year                                                  $  8,216,438      $ 4,069,214        $ 1,878,628       $ 474,549
                                                              ============      ===========        ===========       =========
FOR THE YEAR ENDED DECEMBER 31, 2010

OPERATIONS:
 Net investment income (loss)                                 $    (49,861)     $   (30,512)       $     5,213       $   9,972
 Net realized gain (loss) on investments                           553,641           27,440             89,405            (623)
 Capital gain distributions from mutual funds                            -                -                  -               -
 Net change in unrealized appreciation (depreciation) of
   investments                                                     828,415        1,435,071            526,115          34,459
                                                              ------------      -----------        -----------       ---------
Increase (decrease) in net assets resulting from
  operations                                                     1,332,195        1,431,999            620,733          43,808
                                                              ------------      -----------        -----------       ---------
PRINCIPAL TRANSACTIONS:
 Net premiums                                                    1,034,086          446,951            275,957           7,933
 Net transfers from (to) other Divisions or fixed rate
   option                                                         (208,812)         246,480            820,998          10,891
 Internal rollovers                                                    579              289                868               -
 Cost of insurance and other charges                              (875,694)        (298,712)          (196,753)        (37,112)
 Administrative charges                                            (40,769)         (21,988)           (13,660)              -
 Policy loans                                                      (74,094)         (37,981)           (15,743)         (1,687)
 Death benefits                                                     (4,851)          (3,247)           (12,814)              -
 Withdrawals                                                      (911,032)        (298,693)          (166,669)        (31,553)
                                                              ------------      -----------        -----------       ---------
Increase (decrease) in net assets resulting from principal
  transactions                                                  (1,080,587)          33,099            692,184         (51,528)
                                                              ------------      -----------        -----------       ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            251,608        1,465,098          1,312,917          (7,720)

NET ASSETS:
 Beginning of year                                               9,964,173        4,052,402          3,654,802         529,914
                                                              ------------      -----------        -----------       ---------
 End of year                                                  $ 10,215,781      $ 5,517,500        $ 4,967,719       $ 522,194
                                                              ============      ===========        ===========       =========

                            See accompanying notes.

                                   VL-R - 18

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                                          Divisions
                                                            --------------------------------------------------------------------
                                                                                 Neuberger
                                                                 Neuberger      Berman AMT     Neuberger Berman     Oppenheimer
                                                              Berman AMT Mid-    Partners        AMT Socially         Balanced
                                                                Cap Growth      Portfolio - Responsive Portfolio - Fund/VA -Non-
                                                            Portfolio - Class I   Class I          Class I         Service Shares
FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
 Net investment income (loss)                                   $   (30,927)     $   (246)         $    (73)        $    21,857
 Net realized gain (loss) on investments                            193,051         5,315                40              16,250
 Capital gain distributions from mutual funds                             -             -                 -                   -
 Net change in unrealized appreciation (depreciation) of
   investments                                                     (153,594)       (6,308)           (1,350)            (31,595)
                                                                -----------      --------          --------         -----------
Increase (decrease) in net assets resulting from
  operations                                                          8,530        (1,239)           (1,383)              6,512
                                                                -----------      --------          --------         -----------
PRINCIPAL TRANSACTIONS:
 Net premiums                                                       457,659            79             8,625             205,996
 Net transfers from (to) other Divisions or fixed rate
   option                                                          (401,425)      (45,817)              123            (127,937)
 Internal rollovers                                                       -             -                 -                   -
 Cost of insurance and other charges                               (288,596)       (2,594)             (762)           (132,028)
 Administrative charges                                             (23,373)            -              (695)            (10,515)
 Policy loans                                                       (55,008)          285                 -             (16,679)
 Death benefits                                                     (52,838)            -                 -             (20,128)
 Withdrawals                                                       (541,075)            -                 -            (152,875)
                                                                -----------      --------          --------         -----------
Increase (decrease) in net assets resulting from principal
  transactions                                                     (904,656)      (48,047)            7,291            (254,166)
                                                                -----------      --------          --------         -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            (896,126)      (49,286)            5,908            (247,654)

NET ASSETS:
 Beginning of year                                                5,138,797        76,272            31,028           1,488,557
                                                                -----------      --------          --------         -----------
 End of year                                                    $ 4,242,671      $ 26,986          $ 36,936         $ 1,240,903
                                                                ===========      ========          ========         ===========

FOR THE YEAR ENDED DECEMBER 31, 2010

OPERATIONS:
 Net investment income (loss)                                   $   (30,806)     $    (37)         $   (125)        $     9,407
 Net realized gain (loss) on investments                             15,302        (2,692)               85            (137,235)
 Capital gain distributions from mutual funds                             -             -                 -                   -
 Net change in unrealized appreciation (depreciation) of
   investments                                                    1,164,086        12,687             5,126             288,126
                                                                -----------      --------          --------         -----------
Increase (decrease) in net assets resulting from
  operations                                                      1,148,582         9,958             5,086             160,298
                                                                -----------      --------          --------         -----------
PRINCIPAL TRANSACTIONS:
 Net premiums                                                       481,613            79             9,265             280,174
 Net transfers from (to) other Divisions or fixed rate
   option                                                          (307,982)        1,962               479               2,826
 Internal rollovers                                                      10             -                 -                   -
 Cost of insurance and other charges                               (327,393)       (2,369)           (1,518)           (176,047)
 Administrative charges                                             (23,797)            -              (422)            (14,260)
 Policy loans                                                       (65,746)          (56)                -              (2,267)
 Death benefits                                                     (11,007)            -                 -              (4,319)
 Withdrawals                                                       (347,517)            -               (52)           (125,082)
                                                                -----------      --------          --------         -----------
Increase (decrease) in net assets resulting from principal
  transactions                                                     (601,819)         (384)            7,752             (38,975)
                                                                -----------      --------          --------         -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             546,763         9,574            12,838             121,323

NET ASSETS:
 Beginning of year                                                4,592,034        66,698            18,190           1,367,234
                                                                -----------      --------          --------         -----------
 End of year                                                    $ 5,138,797      $ 76,272          $ 31,028         $ 1,488,557
                                                                ===========      ========          ========         ===========

                            See accompanying notes.

                                   VL-R - 19

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                                     Divisions
                                                        ------------------------------------------------------------------
                                                                                              PIMCO VIT
                                                                                            CommodityReal  PIMCO VIT Global
                                                           Oppenheimer    Oppenheimer High Return Strategy  Bond Portfolio
                                                        Global Securities Income Fund/VA -   Portfolio -     (Unhedged) -
                                                         Fund/VA - Non-     Non-Service    Administrative   Administrative
                                                         Service Shares        Shares           Class           Class
FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
 Net investment income (loss)                              $    34,956       $   5,106       $   395,961       $  1,430
 Net realized gain (loss) on investments                        89,846           3,352            33,381          1,031
 Capital gain distributions from mutual funds                        -               -                 -          1,091
 Net change in unrealized appreciation (depreciation)
   of investments                                             (555,632)         (7,399)         (472,456)         1,236
                                                           -----------       ---------       -----------       --------
Increase (decrease) in net assets resulting from
  operations                                                  (430,830)          1,059           (43,114)         4,788
                                                           -----------       ---------       -----------       --------
PRINCIPAL TRANSACTIONS:
 Net premiums                                                  685,304           6,083           239,488         14,795
 Net transfers from (to) other Divisions or fixed rate
   option                                                      247,916          (2,658)       (1,697,655)           (56)
 Internal rollovers                                                  -               -               155              -
 Cost of insurance and other charges                          (378,664)         (4,825)         (121,208)       (12,466)
 Administrative charges                                        (35,059)              -           (12,445)          (740)
 Policy loans                                                  (75,609)            171          (168,488)             -
 Death benefits                                                   (566)         (1,295)                -              -
 Withdrawals                                                  (908,127)        (76,899)          (95,784)       (35,742)
                                                           -----------       ---------       -----------       --------
Increase (decrease) in net assets resulting from
  principal transactions                                      (464,805)        (79,423)       (1,855,937)       (34,209)
                                                           -----------       ---------       -----------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       (895,635)        (78,364)       (1,899,051)       (29,421)

NET ASSETS:
 Beginning of year                                           5,790,382         137,602         3,537,592         78,977
                                                           -----------       ---------       -----------       --------
 End of year                                               $ 4,894,747       $  59,238       $ 1,638,541       $ 49,556
                                                           ===========       =========       ===========       ========
FOR THE YEAR ENDED DECEMBER 31, 2010

OPERATIONS:
 Net investment income (loss)                              $    35,455       $     753       $   412,446       $  1,792
 Net realized gain (loss) on investments                      (238,681)        (10,865)         (571,259)         1,757
 Capital gain distributions from mutual funds                        -               -            55,653          1,849
 Net change in unrealized appreciation (depreciation)
   of investments                                              962,064          16,862           742,019          2,518
                                                           -----------       ---------       -----------       --------
Increase (decrease) in net assets resulting from
  operations                                                   758,838           6,750           638,859          7,916
                                                           -----------       ---------       -----------       --------
PRINCIPAL TRANSACTIONS:
 Net premiums                                                  782,451           2,191           259,318         30,179
 Net transfers from (to) other Divisions or fixed rate
   option                                                       38,861         116,311           239,888          7,182
 Internal rollovers                                                 58               -                58              -
 Cost of insurance and other charges                          (460,400)         (3,664)         (116,124)       (13,812)
 Administrative charges                                        (39,201)              -           (13,001)        (1,509)
 Policy loans                                                  (43,270)            (20)           19,290             53
 Death benefits                                                 (4,574)              -           (24,912)             -
 Withdrawals                                                  (428,170)           (214)          (87,953)       (34,799)
                                                           -----------       ---------       -----------       --------
Increase (decrease) in net assets resulting from
  principal transactions                                      (154,245)        114,604           276,564        (12,706)
                                                           -----------       ---------       -----------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        604,593         121,354           915,423         (4,790)

NET ASSETS:
 Beginning of year                                           5,185,789          16,248         2,622,169         83,767
                                                           -----------       ---------       -----------       --------
 End of year                                               $ 5,790,382       $ 137,602       $ 3,537,592       $ 78,977
                                                           ===========       =========       ===========       ========

                            See accompanying notes.

                                   VL-R - 20

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                                   Divisions
                                                   -------------------------------------------------------------------------
                                                     PIMCO VIT Real   PIMCO VIT Short-  PIMCO VIT Total
                                                   Return Portfolio - Term Portfolio - Return Portfolio -
                                                     Administrative    Administrative    Administrative    Pioneer Fund VCT
                                                         Class             Class             Class        Portfolio - Class I
FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
  Net investment income (loss)                       $     209,050      $     30,019      $    470,506       $     18,380
  Net realized gain (loss) on investments                   75,546          (128,842)         (342,781)             9,902
  Capital gain distributions from mutual funds             412,995            20,383           242,071            106,837
  Net change in unrealized appreciation
   (depreciation) of investments                           780,044           (67,891)          588,135           (215,753)
                                                     -------------      ------------      ------------       ------------
Increase (decrease) in net assets resulting from
  operations                                             1,477,635          (146,331)          957,931            (80,634)
                                                     -------------      ------------      ------------       ------------
PRINCIPAL TRANSACTIONS:
  Net premiums                                           1,220,463           440,963         1,671,410            120,764
  Net transfers from (to) other Divisions or
   fixed rate option                                      (315,044)       20,981,816       (11,743,158)          (288,756)
  Internal rollovers                                             -               186               216                  -
  Cost of insurance and other charges                     (894,888)         (326,678)       (1,207,234)          (126,708)
  Administrative charges                                   (61,286)          (21,945)          (84,193)            (4,213)
  Policy loans                                            (251,189)          (37,039)         (841,449)             8,242
  Death benefits                                           (64,183)           (1,678)         (102,112)           (90,588)
  Withdrawals                                           (1,097,592)      (16,291,047)       (1,723,503)          (133,626)
                                                     -------------      ------------      ------------       ------------
Increase (decrease) in net assets resulting from
  principal transactions                                (1,463,719)        4,744,578       (14,030,023)          (514,885)
                                                     -------------      ------------      ------------       ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     13,916         4,598,247       (13,072,092)          (595,519)

NET ASSETS:
  Beginning of year                                     14,239,385         5,215,445        29,656,123          2,095,967
                                                     -------------      ------------      ------------       ------------
  End of year                                        $  14,253,301      $  9,813,692      $ 16,584,031       $  1,500,448
                                                     =============      ============      ============       ============

FOR THE YEAR ENDED DECEMBER 31, 2010

OPERATIONS:
  Net investment income (loss)                       $     107,402      $      9,205      $    539,930       $     15,849
  Net realized gain (loss) on investments                  108,734            25,239           660,076              2,507
  Capital gain distributions from mutual funds             123,369             7,870           879,768                  -
  Net change in unrealized appreciation
   (depreciation) of investments                           664,009            35,847           140,197            268,784
                                                     -------------      ------------      ------------       ------------
Increase (decrease) in net assets resulting from
  operations                                             1,003,514            78,161         2,219,971            287,140
                                                     -------------      ------------      ------------       ------------
PRINCIPAL TRANSACTIONS:
  Net premiums                                           1,441,498           565,066         1,939,580            136,295
  Net transfers from (to) other Divisions or
   fixed rate option                                       545,763           971,439           529,133            (53,672)
  Internal rollovers                                             -                78                73                  -
  Cost of insurance and other charges                   (1,106,305)         (491,661)       (1,527,449)          (140,875)
  Administrative charges                                   (74,222)          (27,997)          (98,845)            (4,829)
  Policy loans                                             (93,654)          (10,932)           51,333             (9,095)
  Death benefits                                          (201,116)          (94,338)         (291,710)            (2,711)
  Withdrawals                                           (1,042,339)         (814,915)       (2,050,046)          (201,611)
                                                     -------------      ------------      ------------       ------------
Increase (decrease) in net assets resulting from
  principal transactions                                  (530,375)           96,740        (1,447,931)          (276,498)
                                                     -------------      ------------      ------------       ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    473,139           174,901           772,040             10,642

NET ASSETS:
  Beginning of year                                     13,766,246         5,040,544        28,884,083          2,085,325
                                                     -------------      ------------      ------------       ------------
  End of year                                        $  14,239,385      $  5,215,445      $ 29,656,123       $  2,095,967
                                                     =============      ============      ============       ============

                            See accompanying notes.

                                   VL-R - 21

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                                      Divisions
                                                        --------------------------------------------------------------------
                                                                                                  Putnam VT      Putnam VT
                                                          Pioneer Growth     Pioneer Mid Cap     Diversified    Growth and
                                                         Opportunities VCT      Value VCT          Income      Income Fund -
                                                        Portfolio - Class I Portfolio -Class I Fund - Class IB   Class IB
FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
 Net investment income (loss)                              $    (16,744)        $      528      $    647,779   $      67,041
 Net realized gain (loss) on investments                         62,967              6,805          (125,979)        202,902
 Capital gain distributions from mutual funds                         -                  -                 -               -
 Net change in unrealized appreciation (depreciation)
   of investments                                              (118,841)           (47,509)         (747,116)       (739,386)
                                                           ------------         ----------      ------------   -------------
Increase (decrease) in net assets resulting from
  operations                                                    (72,618)           (40,176)         (225,316)       (469,443)
                                                           ------------         ----------      ------------   -------------
PRINCIPAL TRANSACTIONS:
 Net premiums                                                   200,620            113,793           260,390         939,679
 Net transfers from (to) other Divisions or fixed rate
   option                                                      (286,876)           158,366          (229,581)        (97,591)
 Internal rollovers                                                   -                  -                 -               -
 Cost of insurance and other charges                           (199,023)           (46,400)         (338,151)       (742,586)
 Administrative charges                                          (7,789)            (5,747)          (13,381)        (43,836)
 Policy loans                                                     8,641             (8,495)          (40,075)        (83,772)
 Death benefits                                                  (9,225)                 -            (4,802)       (114,058)
 Withdrawals                                                   (206,778)           (19,821)         (283,365)       (823,676)
                                                           ------------         ----------      ------------   -------------
Increase (decrease) in net assets resulting from
  principal transactions                                       (500,430)           191,696          (648,965)       (965,840)
                                                           ------------         ----------      ------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        (573,048)           151,520          (874,281)     (1,435,283)

NET ASSETS:
 Beginning of year                                            3,055,534            668,976         7,141,922      10,330,182
                                                           ------------         ----------      ------------   -------------
 End of year                                               $  2,482,486         $  820,496      $  6,267,641   $   8,894,899
                                                           ============         ==========      ============   =============
FOR THE YEAR ENDED DECEMBER 31, 2010

OPERATIONS:
 Net investment income (loss)                              $    (17,927)        $    1,612      $    906,494   $      94,262
 Net realized gain (loss) on investments                        (71,620)           (25,373)          (63,320)       (940,112)
 Capital gain distributions from mutual funds                         -                  -                 -               -
 Net change in unrealized appreciation (depreciation)
   of investments                                               613,634            116,097           (73,557)      2,117,761
                                                           ------------         ----------      ------------   -------------
Increase (decrease) in net assets resulting from
  operations                                                    524,087             92,336           769,617       1,271,911
                                                           ------------         ----------      ------------   -------------
PRINCIPAL TRANSACTIONS:
 Net premiums                                                   233,369             97,059           301,624       1,054,895
 Net transfers from (to) other Divisions or fixed rate
   option                                                       (15,702)            55,325           199,567         (66,017)
 Internal rollovers                                                   -                 29                 -               -
 Cost of insurance and other charges                           (227,795)           (48,566)         (374,341)       (871,684)
 Administrative charges                                          (9,306)            (4,885)          (15,247)        (49,961)
 Policy loans                                                   (21,405)           (18,231)           28,553        (154,132)
 Death benefits                                                 (10,622)            (1,251)          (16,023)         (6,903)
 Withdrawals                                                   (344,165)           (13,713)         (175,716)       (894,377)
                                                           ------------         ----------      ------------   -------------
Increase (decrease) in net assets resulting from
  principal transactions                                       (395,626)            65,767           (51,583)       (988,179)
                                                           ------------         ----------      ------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         128,461            158,103           718,034         283,732

NET ASSETS:
 Beginning of year                                            2,927,073            510,873         6,423,888      10,046,450
                                                           ------------         ----------      ------------   -------------
 End of year                                               $  3,055,534         $  668,976      $  7,141,922   $  10,330,182
                                                           ============         ==========      ============   =============

                            See accompanying notes.

                                   VL-R - 22

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                                 Divisions
                                                   ---------------------------------------------------------------------
                                                        Putnam VT      Putnam VT Multi-  Putnam VT Small
                                                   International Value Cap Growth Fund - Cap Value Fund - Putnam VT Vista
                                                     Fund - Class IB       Class IB          Class IB     Fund - Class IB

FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
  Net investment income (loss)                         $    99,009         $    (528)       $    (197)       $       -
  Net realized gain (loss) on investments                   59,580             2,224            1,369                -
  Capital gain distributions from mutual funds                   -                 -                -                -
  Net change in unrealized appreciation
   (depreciation) of investments                          (831,714)          (10,141)         (18,271)               -
                                                       -----------         ---------        ---------        ---------
Increase (decrease) in net assets resulting from
  operations                                              (673,125)           (8,445)         (17,099)               -
                                                       -----------         ---------        ---------        ---------
PRINCIPAL TRANSACTIONS:
  Net premiums                                             626,740             3,201            8,159                -
  Net transfers from (to) other Divisions or
   fixed rate option                                      (212,918)          (10,393)           2,946                -
  Internal rollovers                                             -                 -                -                -
  Cost of insurance and other charges                     (451,017)           (2,537)         (13,274)               -
  Administrative charges                                   (29,919)                -             (284)               -
  Policy loans                                             (22,143)              (22)             (69)               -
  Death benefits                                          (172,375)                -             (948)               -
  Withdrawals                                             (503,571)         (131,610)        (121,404)               -
                                                       -----------         ---------        ---------        ---------
Increase (decrease) in net assets resulting from
  principal transactions                                  (765,203)         (141,361)        (124,874)               -
                                                       -----------         ---------        ---------        ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (1,438,328)         (149,806)        (141,973)               -

NET ASSETS:
  Beginning of year                                      5,438,879           180,442          308,956                -
                                                       -----------         ---------        ---------        ---------
  End of year                                          $ 4,000,551         $  30,636        $ 166,983        $       -
                                                       ===========         =========        =========        =========

FOR THE YEAR ENDED DECEMBER 31, 2010

OPERATIONS:
  Net investment income (loss)                         $   135,702         $    (335)       $  (1,090)       $    (775)
  Net realized gain (loss) on investments                 (880,898)               39          (29,789)           8,143
  Capital gain distributions from mutual funds                   -                 -                -                -
  Net change in unrealized appreciation
   (depreciation) of investments                         1,066,837            21,138           88,557           13,195
                                                       -----------         ---------        ---------        ---------
Increase (decrease) in net assets resulting from
  operations                                               321,641            20,842           57,678           20,563
                                                       -----------         ---------        ---------        ---------
PRINCIPAL TRANSACTIONS:
  Net premiums                                             738,014             1,200           25,353            3,807
  Net transfers from (to) other Divisions or
   fixed rate option                                       (89,045)          158,891            4,180         (159,134)
  Internal rollovers                                           868                 -                -                -
  Cost of insurance and other charges                     (559,677)             (779)         (15,556)          (2,224)
  Administrative charges                                   (34,250)                -             (925)               -
  Policy loans                                             (30,953)              288            2,321              541
  Death benefits                                           (60,677)                -             (874)               -
  Withdrawals                                             (422,496)                -          (10,562)               -
                                                       -----------         ---------        ---------        ---------
Increase (decrease) in net assets resulting from
  principal transactions                                  (458,216)          159,600            3,937         (157,010)
                                                       -----------         ---------        ---------        ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   (136,575)          180,442           61,615         (136,447)

NET ASSETS:
  Beginning of year                                      5,575,454                 -          247,341          136,447
                                                       -----------         ---------        ---------        ---------
  End of year                                          $ 5,438,879         $ 180,442        $ 308,956        $       -
                                                       ===========         =========        =========        =========

                            See accompanying notes.

                                   VL-R - 23

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                                   Divisions
                                                   -------------------------------------------------------------------------
                                                                      SunAmerica
                                                     Putnam VT        Aggressive          SunAmerica          UIF Growth
                                                   Voyager Fund - Growth Portfolio - Balanced Portfolio - Portfolio - Class I
                                                      Class IB         Class 1             Class 1              Shares

FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
  Net investment income (loss)                       $  (2,059)      $    (6,542)        $    17,000          $   (11,851)
  Net realized gain (loss) on investments              (12,050)           11,417              15,359               59,601
  Capital gain distributions from mutual funds               -                 -                   -                    -
  Net change in unrealized appreciation
   (depreciation) of investments                       (41,199)          (10,656)             (4,962)            (103,642)
                                                     ---------       -----------         -----------          -----------
Increase (decrease) in net assets resulting from
  operations                                           (55,308)           (5,781)             27,397              (55,892)
                                                     ---------       -----------         -----------          -----------
PRINCIPAL TRANSACTIONS:
  Net premiums                                           4,348           171,710             259,003              251,823
  Net transfers from (to) other Divisions or
   fixed rate option                                     1,586           259,806              63,812              (73,041)
  Internal rollovers                                         -                 -                   -                4,150
  Cost of insurance and other charges                  (11,112)          (98,067)           (141,856)            (229,107)
  Administrative charges                                     -            (8,544)            (12,930)              (8,206)
  Policy loans                                               6           (16,430)            (18,545)             (42,598)
  Death benefits                                             -               (86)                  -             (111,488)
  Withdrawals                                         (150,341)          (70,545)            (88,071)            (265,367)
                                                     ---------       -----------         -----------          -----------
Increase (decrease) in net assets resulting from
  principal transactions                              (155,513)          237,844              61,413             (473,834)
                                                     ---------       -----------         -----------          -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (210,821)          232,063              88,810             (529,726)

NET ASSETS:
  Beginning of year                                    354,200           907,479           1,495,385            2,917,842
                                                     ---------       -----------         -----------          -----------
  End of year                                        $ 143,379       $ 1,139,542         $ 1,584,195          $ 2,388,116
                                                     =========       ===========         ===========          ===========

FOR THE YEAR ENDED DECEMBER 31, 2010

OPERATIONS:
  Net investment income (loss)                       $   1,666       $    (5,603)        $    18,017          $   (12,474)
  Net realized gain (loss) on investments                5,643           (26,405)             (2,026)             186,392
  Capital gain distributions from mutual funds               -                 -                   -                    -
  Net change in unrealized appreciation
   (depreciation) of investments                        51,708           183,429             133,679              342,839
                                                     ---------       -----------         -----------          -----------
Increase (decrease) in net assets resulting from
  operations                                            59,017           151,421             149,670              516,757
                                                     ---------       -----------         -----------          -----------
PRINCIPAL TRANSACTIONS:
  Net premiums                                           6,203           189,763             255,376              268,369
  Net transfers from (to) other Divisions or
   fixed rate option                                    (5,484)           13,291              14,029              (30,917)
  Internal rollovers                                         -                 -                   -                    -
  Cost of insurance and other charges                  (13,830)         (114,616)           (146,695)            (253,349)
  Administrative charges                                     -            (9,453)            (12,816)              (8,890)
  Policy loans                                          (1,565)          (12,732)            (16,989)             (39,296)
  Death benefits                                             -                 -              (3,036)              (8,516)
  Withdrawals                                           (1,090)          (67,046)           (107,717)            (198,210)
                                                     ---------       -----------         -----------          -----------
Increase (decrease) in net assets resulting from
  principal transactions                               (15,766)             (793)            (17,848)            (270,809)
                                                     ---------       -----------         -----------          -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 43,251           150,628             131,822              245,948

NET ASSETS:
  Beginning of year                                    310,949           756,851           1,363,563            2,671,894
                                                     ---------       -----------         -----------          -----------
  End of year                                        $ 354,200       $   907,479         $ 1,495,385          $ 2,917,842
                                                     =========       ===========         ===========          ===========

                            See accompanying notes.

                                   VL-R - 24

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                              Divisions
                                                   ---------------------------------------------------------------
                                                   VALIC Company I VALIC Company I VALIC Company I VALIC Company I
                                                    International   Mid Cap Index  Money Market I  Nasdaq-100 Index
                                                    Equities Fund       Fund            Fund             Fund

FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
  Net investment income (loss)                       $    48,125    $     35,173    $    (91,458)    $   (10,533)
  Net realized gain (loss) on investments                 53,859         370,471               -         133,318
  Capital gain distributions from mutual funds                 -         756,929               -         439,335
  Net change in unrealized appreciation
   (depreciation) of investments                        (422,428)     (1,466,098)              -        (466,467)
                                                     -----------    ------------    ------------     -----------
Increase (decrease) in net assets resulting from
  operations                                            (320,444)       (303,525)        (91,458)         95,653
                                                     -----------    ------------    ------------     -----------
PRINCIPAL TRANSACTIONS:
  Net premiums                                           266,972       1,020,232       3,042,033         352,526
  Net transfers from (to) other Divisions or
   fixed rate option                                    (288,554)       (924,695)      5,831,419        (259,866)
  Internal rollovers                                           -           4,150               -               -
  Cost of insurance and other charges                   (171,921)       (862,586)     (2,492,125)       (220,918)
  Administrative charges                                 (12,761)        (45,303)       (123,344)        (16,530)
  Policy loans                                           (28,182)       (156,865)        (16,390)        (56,714)
  Death benefits                                          (4,909)        (67,054)         (7,946)        (34,011)
  Withdrawals                                           (633,664)       (847,389)     (5,729,784)       (244,257)
                                                     -----------    ------------    ------------     -----------
Increase (decrease) in net assets resulting from
  principal transactions                                (873,019)     (1,879,510)        503,863        (479,770)
                                                     -----------    ------------    ------------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (1,193,463)     (2,183,035)        412,405        (384,117)

NET ASSETS:
  Beginning of year                                    3,278,698      14,390,505      16,776,609       3,995,460
                                                     -----------    ------------    ------------     -----------
  End of year                                        $ 2,085,235    $ 12,207,470    $ 17,189,014     $ 3,611,343
                                                     ===========    ============    ============     ===========

FOR THE YEAR ENDED DECEMBER 31, 2010

OPERATIONS:
  Net investment income (loss)                       $    54,091    $     53,471    $   (123,897)    $   (12,559)
  Net realized gain (loss) on investments               (234,886)       (430,011)              -         143,695
  Capital gain distributions from mutual funds                 -               -           2,293               -
  Net change in unrealized appreciation
   (depreciation) of investments                         418,973       3,398,438               -         473,170
                                                     -----------    ------------    ------------     -----------
Increase (decrease) in net assets resulting from
  operations                                             238,178       3,021,898        (121,604)        604,306
                                                     -----------    ------------    ------------     -----------
PRINCIPAL TRANSACTIONS:
  Net premiums                                           309,180       1,233,653       3,196,269         416,386
  Net transfers from (to) other Divisions or
   fixed rate option                                      (7,944)       (118,504)     (2,108,901)         79,892
  Internal rollovers                                          36              39         606,501               -
  Cost of insurance and other charges                   (217,908)     (1,017,653)     (2,977,379)       (253,503)
  Administrative charges                                 (15,018)        (55,148)       (139,552)        (19,442)
  Policy loans                                           (21,671)        (79,782)       (160,134)         (8,168)
  Death benefits                                          (5,486)       (142,192)        (90,876)           (308)
  Withdrawals                                           (163,088)       (970,247)     (5,669,539)       (182,513)
                                                     -----------    ------------    ------------     -----------
Increase (decrease) in net assets resulting from
  principal transactions                                (121,899)     (1,149,834)     (7,343,611)         32,344
                                                     -----------    ------------    ------------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  116,279       1,872,064      (7,465,215)        636,650

NET ASSETS:
  Beginning of year                                    3,162,419      12,518,441      24,241,824       3,358,810
                                                     -----------    ------------    ------------     -----------
  End of year                                        $ 3,278,698    $ 14,390,505    $ 16,776,609     $ 3,995,460
                                                     ===========    ============    ============     ===========

                            See accompanying notes.

                                   VL-R - 25

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                               Divisions
                                                   -----------------------------------------------------------------
                                                   VALIC Company I VALIC Company I                  Vanguard VIF High
                                                      Science &    Small Cap Index VALIC Company I     Yield Bond
                                                   Technology Fund      Fund       Stock Index Fund     Portfolio

FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
  Net investment income (loss)                       $    (8,175)    $    20,429     $    182,615      $   457,174
  Net realized gain (loss) on investments                 50,250         100,225          513,122          (21,557)
  Capital gain distributions from mutual funds                 -               -          989,702                -
  Net change in unrealized appreciation
   (depreciation) of investments                        (125,593)       (454,117)      (1,323,733)         (15,591)
                                                     -----------     -----------     ------------      -----------
Increase (decrease) in net assets resulting from
  operations                                             (83,518)       (333,463)         361,706          420,026
                                                     -----------     -----------     ------------      -----------
PRINCIPAL TRANSACTIONS:
  Net premiums                                           160,812         528,123        1,530,114          731,427
  Net transfers from (to) other Divisions or
   fixed rate option                                     (20,128)         75,035       (3,952,474)         (83,776)
  Internal rollovers                                           -               -                -              155
  Cost of insurance and other charges                    (79,177)       (376,417)      (1,578,433)        (420,795)
  Administrative charges                                  (7,671)        (25,658)         (65,779)         (36,132)
  Policy loans                                            (3,876)       (147,514)        (221,903)        (106,963)
  Death benefits                                               -         (41,094)         (39,113)          (2,092)
  Withdrawals                                           (117,967)       (283,345)      (1,071,560)        (636,123)
                                                     -----------     -----------     ------------      -----------
Increase (decrease) in net assets resulting from
  principal transactions                                 (68,007)       (270,870)      (5,399,148)        (554,299)
                                                     -----------     -----------     ------------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (151,525)       (604,333)      (5,037,442)        (134,273)

NET ASSETS:
  Beginning of year                                    1,340,855       6,663,196       21,981,985        6,851,684
                                                     -----------     -----------     ------------      -----------
  End of year                                        $ 1,189,330     $ 6,058,863     $ 16,944,543      $ 6,717,411
                                                     ===========     ===========     ============      ===========

FOR THE YEAR ENDED DECEMBER 31, 2010

OPERATIONS:
  Net investment income (loss)                       $    (8,452)    $    15,549     $    207,213      $   404,227
  Net realized gain (loss) on investments                 98,715        (305,216)      (1,064,223)         (76,782)
  Capital gain distributions from mutual funds                 -               -          318,484                -
  Net change in unrealized appreciation
   (depreciation) of investments                         148,196       1,689,421        3,294,152          381,997
                                                     -----------     -----------     ------------      -----------
Increase (decrease) in net assets resulting from
  operations                                             238,459       1,399,754        2,755,626          709,442
                                                     -----------     -----------     ------------      -----------
PRINCIPAL TRANSACTIONS:
  Net premiums                                           153,142         661,409        1,716,773        1,042,959
  Net transfers from (to) other Divisions or
   fixed rate option                                     (79,246)        132,427         (226,134)        (129,943)
  Internal rollovers                                           -              26              315               21
  Cost of insurance and other charges                    (96,739)       (436,657)      (1,866,918)        (524,202)
  Administrative charges                                  (7,545)        (32,534)         (75,657)         (52,260)
  Policy loans                                           (34,943)        (45,966)         (86,734)         (42,188)
  Death benefits                                            (628)         (3,330)          (9,282)          (4,206)
  Withdrawals                                            (85,169)       (316,908)      (1,239,316)        (498,923)
                                                     -----------     -----------     ------------      -----------
Increase (decrease) in net assets resulting from
  principal transactions                                (151,128)        (41,533)      (1,786,953)        (208,742)
                                                     -----------     -----------     ------------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   87,331       1,358,221          968,673          500,700

NET ASSETS:
  Beginning of year                                    1,253,524       5,304,975       21,013,312        6,350,984
                                                     -----------     -----------     ------------      -----------
  End of year                                        $ 1,340,855     $ 6,663,196     $ 21,981,985      $ 6,851,684
                                                     ===========     ===========     ============      ===========

                            See accompanying notes.

                                   VL-R - 26

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                          Divisions
                                                                         ------------
                                                                         Vanguard VIF
                                                                          REIT Index
                                                                          Portfolio

FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
 Net investment income (loss)                                            $    126,660
 Net realized gain (loss) on investments                                      302,985
 Capital gain distributions from mutual funds                                 144,513
 Net change in unrealized appreciation (depreciation) of investments          329,480
                                                                         ------------
Increase (decrease) in net assets resulting from operations                   903,638
                                                                         ------------
PRINCIPAL TRANSACTIONS:
 Net premiums                                                               1,346,406
 Net transfers from (to) other Divisions or fixed rate option              (1,886,820)
 Internal rollovers                                                                 -
 Cost of insurance and other charges                                         (773,126)
 Administrative charges                                                       (66,228)
 Policy loans                                                                (219,527)
 Death benefits                                                                (6,847)
 Withdrawals                                                               (1,152,646)
                                                                         ------------
Increase (decrease) in net assets resulting from principal transactions    (2,758,788)
                                                                         ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    (1,855,150)

NET ASSETS:
 Beginning of year                                                         13,246,969
                                                                         ------------
 End of year                                                             $ 11,391,819
                                                                         ============

FOR THE YEAR ENDED DECEMBER 31, 2010

OPERATIONS:
 Net investment income (loss)                                            $    265,436
 Net realized gain (loss) on investments                                   (3,044,469)
 Capital gain distributions from mutual funds                                       -
 Net change in unrealized appreciation (depreciation) of investments        5,819,952
                                                                         ------------
Increase (decrease) in net assets resulting from operations                 3,040,919
                                                                         ------------
PRINCIPAL TRANSACTIONS:
 Net premiums                                                               1,507,209
 Net transfers from (to) other Divisions or fixed rate option                (404,024)
 Internal rollovers                                                               662
 Cost of insurance and other charges                                         (920,363)
 Administrative charges                                                       (74,499)
 Policy loans                                                                 (95,698)
 Death benefits                                                               (24,868)
 Withdrawals                                                               (1,079,612)
                                                                         ------------
Increase (decrease) in net assets resulting from principal transactions    (1,091,193)
                                                                         ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     1,949,726

NET ASSETS:
 Beginning of year                                                         11,297,243
                                                                         ------------
 End of year                                                             $ 13,246,969
                                                                         ============

                            See accompanying notes.

                                   VL-R - 27

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

Separate Account VL-R (the "Separate Account") was established by resolution of the Board of Directors of American General Life Insurance Company (the "Company") on May 6, 1997 to fund variable universal life insurance policies issued by the Company. The following products are included in the Separate
Account: AG Legacy Plus, Corporate America, Platinum Investor I, Platinum Investor II, Platinum Investor III, Platinum Investor IV, Platinum Investor FlexDirector, Platinum Investor PLUS, Platinum Investor Survivor, Platinum Investor Survivor II, Platinum Investor VIP, AG Corporate Investor, AG Income Advantage VUL, Income Advantage Select, Protection Advantage Select, Survivor Advantage, and Corporate Investor Select. These products are no longer available for sale. The Company is an indirect, wholly-owned subsidiary of American International Group, Inc. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

The Separate Account is divided into "Divisions" that invest in independently managed mutual fund portfolios ("Funds"). The Funds available to policy owners through the various Divisions are as follows:

     AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS): (5)
               Invesco V.I. Core Equity Fund - Series I (2) (6)
              Invesco V.I. Global Real Estate Fund - Series I (7)
            Invesco V.I. Government Securities Fund - Series I (15)
                 Invesco V.I. High Yield Fund - Series I (16)
             Invesco V.I. International Growth Fund - Series I (8)
          Invesco Van Kampen V.I. Capital Growth Fund - Series I (10)
         Invesco Van Kampen V.I. Government Fund - Series I (11) (15)
        Invesco Van Kampen V.I. Growth and Income Fund - Series I (12)
       Invesco Van Kampen V.I. High Yield Fund - Series I (2) (13) (16)

                        THE ALGER PORTFOLIOS ("ALGER"):
            Alger Capital Appreciation Portfolio - Class I-2 Shares
               Alger Mid Cap Growth Portfolio - Class I-2 Shares

      AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. ("AMERICAN CENTURY VP"):
                   American Century VP Value Fund - Class I

                    CREDIT SUISSE TRUST ("CREDIT SUISSE"):
                Credit Suisse U.S. Equity Flex I Portfolio (18)

                 DREYFUS INVESTMENT PORTFOLIOS ("DREYFUS IP"):
            Dreyfus IP MidCap Stock Portfolio - Initial Shares (2)

               DREYFUS VARIABLE INVESTMENT FUND ("DREYFUS VIF"):
          Dreyfus VIF International Value Portfolio - Initial Shares Dreyfus VIF Opportunistic Small Cap Portfolio - Initial Shares (2) (4)
            Dreyfus VIF Quality Bond Portfolio - Initial Shares (2)

         FIDELITY(R) VARIABLE INSURANCE PRODUCTS ("FIDELITY(R) VIP"):
         Fidelity(R) VIP Asset Manager/SM/ Portfolio - Service Class 2
           Fidelity(R) VIP Contrafund(R) Portfolio - Service Class 2 Fidelity(R) VIP Equity-Income Portfolio - Service Class 2 Fidelity(R) VIP Freedom 2020 Portfolio - Service Class 2 Fidelity(R) VIP Freedom 2025 Portfolio - Service Class 2 Fidelity(R) VIP Freedom 2030 Portfolio - Service Class 2
              Fidelity(R) VIP Growth Portfolio - Service Class 2 Fidelity(R) VIP Mid Cap Portfolio - Service Class 2

 FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST ("FRANKLIN TEMPLETON"):
     Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2 Franklin Templeton Franklin Small-Mid Cap Growth Securities Fund - Class 2

                                   VL-R - 28

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 1 - ORGANIZATION - CONTINUED

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST ("FRANKLIN TEMPLETON"): -
                                   CONTINUED
          Franklin Templeton Franklin U.S. Government Fund - Class 2
          Franklin Templeton Mutual Shares Securities Fund - Class 2
        Franklin Templeton Templeton Foreign Securities Fund - Class 2

         GOLDMAN SACHS VARIABLE INSURANCE TRUST ("GOLDMAN SACHS VIT"):
    Goldman Sachs VIT Strategic Growth Fund - Institutional Shares (1) (9)

                      JANUS ASPEN SERIES ("JANUS ASPEN"):
               Janus Aspen Enterprise Portfolio - Service Shares
                 Janus Aspen Forty Portfolio - Service Shares
                Janus Aspen Overseas Portfolio - Service Shares
             Janus Aspen Worldwide Portfolio - Service Shares (2)

                           JPMORGAN INSURANCE TRUST:
            JPMorgan Insurance Trust Core Bond Portfolio - Class 1
       JPMorgan Insurance Trust International Equity Portfolio - Class 1
        JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 (2)
          JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1

              MFS(R) VARIABLE INSURANCE TRUST/SM/ ("MFS(R) VIT"):
               MFS(R) VIT Core Equity Series - Initial Class (2)
                 MFS(R) VIT Growth Series - Initial Class (2)
                MFS(R) VIT New Discovery Series - Initial Class
                  MFS(R) VIT Research Series - Initial Class
                MFS(R) VIT Total Return Series - Initial Class

     NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST ("NEUBERGER BERMAN AMT"):
            Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
               Neuberger Berman AMT Partners Portfolio - Class I
         Neuberger Berman AMT Socially Responsive Portfolio - Class I

              OPPENHEIMER VARIABLE ACCOUNT FUNDS ("OPPENHEIMER"):
               Oppenheimer Balanced Fund/VA - Non-Service Shares
          Oppenheimer Global Securities Fund/VA - Non-Service Shares
             Oppenheimer High Income Fund/VA - Non-Service Shares

                 PIMCO VARIABLE INSURANCE TRUST ("PIMCO VIT"):
    PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class
       PIMCO VIT Global Bond Portfolio (Unhedged) - Administrative Class
            PIMCO VIT Real Return Portfolio - Administrative Class
             PIMCO VIT Short-Term Portfolio - Administrative Class
            PIMCO VIT Total Return Portfolio - Administrative Class

                 PIONEER VARIABLE CONTRACTS TRUST ("PIONEER"):
                     Pioneer Fund VCT Portfolio - Class I
             Pioneer Growth Opportunities VCT Portfolio - Class I
                 Pioneer Mid Cap Value VCT Portfolio - Class I

                     PUTNAM VARIABLE TRUST ("PUTNAM VT"):
                 Putnam VT Diversified Income Fund - Class IB
                  Putnam VT Growth and Income Fund - Class IB
               Putnam VT International Value Fund - Class IB (3)
                Putnam VT Multi-Cap Growth Fund - Class IB (14)
                   Putnam VT Small Cap Value Fund - Class IB
                     Putnam VT Vista Fund - Class IB (14)

                                   VL-R - 29

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 1 - ORGANIZATION - CONTINUED

               PUTNAM VARIABLE TRUST ("PUTNAM VT"): - CONTINUED
                       Putnam VT Voyager Fund - Class IB

                    SUNAMERICA SERIES TRUST ("SUNAMERICA"):
               SunAmerica Aggressive Growth Portfolio - Class 1
                    SunAmerica Balanced Portfolio - Class 1

               THE UNIVERSAL INSTITUTIONAL FUNDS, INC. ("UIF"):
                UIF Growth Portfolio - Class I Shares (2) (17)

                               VALIC COMPANY I:
                  VALIC Company I International Equities Fund
                      VALIC Company I Mid Cap Index Fund
                      VALIC Company I Money Market I Fund
                   VALIC Company I Nasdaq-100(R) Index Fund
                   VALIC Company I Science & Technology Fund
                     VALIC Company I Small Cap Index Fund
                       VALIC Company I Stock Index Fund

           VANGUARD(R) VARIABLE INSURANCE FUND ("VANGUARD(R) VIF"):
                   Vanguard(R) VIF High Yield Bond Portfolio
                     Vanguard(R) VIF REIT Index Portfolio

(1) Effective May 1, 2003, Goldman Sachs VIT Capital Growth Fund - Institutional Shares is not available for new investments in existing policies.
(2) Effective May 1, 2006, this division is no longer offered as an investment option for applicable policies with an issue date of May 1, 2006 or later. This restriction is not applicable to Platinum Investor I, Platinum Investor Survivor and Corporate America policies.
(3) Effective February 1, 2010, Putnam VT International Growth and Income Fund changed its name to Putnam VT International Value Fund.
(4) Effective April 19, 2010, Dreyfus VIF Developing Leaders Portfolio - Initial Shares changed its name to Dreyfus VIF Opportunistic Small Cap Portfolio - Initial Shares.
(5) Effective April 30, 2010, AIM Variable Insurance Funds changed its name to AIM Variable Insurance Funds (Invesco Variable Insurance Funds).
(6) Effective April 30, 2010, AIM V.I. Core Equity Fund - Series I changed its name to Invesco V.I. Core Equity Fund - Series I.
(7) Effective April 30, 2010, AIM V.I. Global Real Estate Fund - Series I changed its name to Invesco V.I. Global Real Estate Fund - Series I.
(8) Effective April 30, 2010, AIM V.I. International Growth Fund - Series I changed its name to Invesco V.I. International Growth Fund - Series I.
(9) Effective April 30, 2010, Goldman Sachs VIT Capital Growth Fund - Institutional Shares changed its name to Goldman Sachs VIT Strategic
     Growth Fund - Institutional Shares.
(10) Effective June 1, 2010, Van Kampen LIT Capital Growth Portfolio - Class I was acquired by the Invesco Van Kampen V.I. Capital Growth Fund - Series I.
(11) Effective June 1, 2010, Van Kampen LIT Government Portfolio - Class I was acquired by the Invesco Van Kampen V.I. Government Fund - Series I.
(12) Effective June 1, 2010, Van Kampen LIT Growth and Income Portfolio - Class I was acquired by the Invesco Van Kampen V.I. Growth and Income Fund - Series I.
(13) Effective June 1, 2010, UIF High Yield Portfolio - Class I was acquired by the Invesco Van Kampen V.I. High Yield Fund - Series I.
(14) Effective September 24, 2010, Putnam VT Vista Fund - Class IB merged into Putnam VT New Opportunities Fund - Class IB, which subsequently changed it's name to Putnam VT Multi-Cap Growth Fund - Class IB.

                                   VL-R - 30

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 1 - ORGANIZATION - CONTINUED

(15) Effective April 29, 2011, Invesco Van Kampen V.I. Government Fund - Series I was acquired by Invesco V.I. Government Securities Fund - Series I.
(16) Effective April 29, 2011, Invesco Van Kampen V.I. High Yield Fund - Series I was acquired by Invesco V.I. High Yield Fund - Series I.
(17) Effective May 2, 2011, UIF Capital Growth Portfolio - Class I changed its name to UIF Growth Portfolio - Class I.
(18) Effective October 21, 2011, Credit Suisse U.S. Equity Flex I Portfolio was closed and liquidated.

SunAmerica Asset Management Corp., an affiliate of the Company, serves as the investment advisor to SunAmerica Series Trust.

The Variable Annuity Life Insurance Company, an affiliate of the Company, serves as the investment advisor to VALIC Company I.

In addition to the Divisions above, policy owners may allocate funds to a fixed account that is part of the Company's general account. Policy owners should refer to the prospectus and prospectus supplements for a complete description of the available Funds and the fixed account.

The assets of the Separate Account are segregated from the Company's other assets. The operations of the Separate Account are part of the Company.

Net premiums from the policies are allocated to the Divisions and invested in the Funds in accordance with policy owner instructions. The premiums are recorded as principal transactions in the Statements of Changes in Net Assets.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND BASIS OF PRESENTATION

The accompanying financial statements of the Separate Account have been prepared on the basis of accounting principles generally accepted in the United States of America ("GAAP"). The accounting principles followed by the Separate Account and the methods of applying those principles are presented below.

USE OF ESTIMATES - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of income and expenses during the year. Actual results could differ from those estimates.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions which represent purchases and sales of investments are accounted for on the trade date at fair value. Realized gains and losses from security transactions are determined on the basis of first-in first-out. Dividend income and distributions of capital gains are recorded on the ex-dividend date and reinvested upon receipt.

POLICY LOANS - When a policy loan is made, the loan amount is transferred to the Company from the policy owner's selected investment Division(s), and held as collateral. Interest on this collateral amount is credited to the policy. Loan repayments are invested in the policy owner's selected investment Division(s), after they are first used to repay all loans taken from the declared fixed interest account option.

FEDERAL INCOME TAXES - The Company is taxed as a life insurance company under the Internal Revenue Code and includes the operations of the Separate Account in determining its federal income tax liability. As a result, the Separate Account is not taxed as a "Regulated Investment Company" under subchapter M of the Internal Revenue Code. Under existing federal income tax law, the investment income and capital gains from sales of investments realized by the Separate Account are not taxable. Therefore, no federal income tax provision has been made.

ACCUMULATION UNIT - This is a measuring unit used to calculate the policy owner's interest. Such units are valued on each day that the New York Stock Exchange ("NYSE") is open for business to reflect investment performance and the prorated daily deduction for mortality and expense risk charges.

                                   VL-R - 31

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND BASIS OF PRESENTATION - CONTINUED

INTERNAL ROLLOVERS - A policy owner with an eligible Company life insurance policy may elect to replace their existing policy with another insurance policy offered by the Company. Internal rollovers are included in the Statements of Changes in Net Assets under principal transactions.

NOTE 3 - FAIR VALUE MEASUREMENTS

Assets and liabilities recorded at fair value in the Separate Account balance sheet are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Separate Account's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgments. In making the assessment, the Separate Account considers factors specific to the asset or liability.

Level 1 -- Fair value measurements that are quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments. Assets and liabilities measured at fair value on a recurring basis and classified as Level 1 include government and agency securities, actively traded listed common stocks and derivative contracts, most separate account assets and most mutual funds.

Level 2 -- Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liability in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. Assets and liabilities measured at fair value on a recurring basis and classified as Level 2 generally include certain government securities, most investment-grade and high-yield corporate bonds, certain asset backed securities, certain listed equities, state, municipal and provincial obligations, hybrid securities, and derivative contracts.

Level 3 -- Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Assets and liabilities measured at fair value on a recurring basis and classified as Level 3 principally include fixed maturities.

The Separate Account assets measured at fair value as of December 31, 2011 consist of investments in registered mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1. See the Schedule of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at December 31, 2011, and respective hierarchy levels. As all assets of the Separate Account are classified as Level 1, no reconciliation of Level 3 assets and change in unrealized gains (losses) for Level 3 assets still held as of December 31, 2011, is presented.

NOTE 4 - POLICY CHARGES

DEDUCTIONS FROM PREMIUM PAYMENTS - Certain jurisdictions require that a deduction be made from each premium payment for premium taxes. The amount of such deduction currently ranges from 0% to 3.5%. For AG Corporate Investor, Corporate America, and Corporate Investor Select policies, the Company deducts from each premium payment a charge to cover costs associated with the issuance of the policy, administrative services the Company performs and a premium tax that is applicable to the Company in the state or other jurisdiction of the policy owner. A summary of premium expense charges for AG Corporate Investor, Corporate America, and Corporate Investor Select policies follows:

 ------------------------------------------------------------------------------
 POLICIES               PREMIUM EXPENSE
 ------------------------------------------------------------------------------
 AG Corporate Investor  4% up to the "target premium" and 5% on any premium amounts in excess of the "target premium" for policy
                        years 1-3. 9% up to the "target premium" and 5% on any
                        premium amounts in excess of the "target premium" for
                        policy years 4-7. 5% of all premium payments in policy
                        years 8 and thereafter.
 ------------------------------------------------------------------------------
 Corporate America      9% up to the "target premium" and 5% on any premium
                        amounts in excess of the "target premium" for policy
                        years 1-7. 5% of all premium payments in policy years
                        8 and thereafter.
 ------------------------------------------------------------------------------

                                   VL-R - 32

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 4 - POLICY CHARGES - CONTINUED

-------------------------------------------------------------------------------
POLICIES - CONTINUED       PREMIUM EXPENSE
-------------------------------------------------------------------------------
Corporate Investor Select  4% up to the "target premium" and 5% on any premium amounts in excess of the "target premium" for
                           policy years 1-3. 9% up to the "target premium" and
                           5% on any premium amounts in excess of the "target
                           premium" for policy years 4-7. 5% of all premium
                           payments in policy years 8 and thereafter.
-------------------------------------------------------------------------------

The "target premium" is an amount of premium that is approximately equal to the seven-pay premium, which is the maximum amount of premium that may be paid without the policy becoming a modified endowment contract.

For other policies offered through the Separate Account (except for AG Corporate Investor, Corporate America, Corporate Investor Select, AG Legacy Plus, and Legacy Plus), the following premium expense charge may be deducted from each after-tax premium payment, prior to allocation to the Separate Account.

--------------------------------------------------------
                                CURRENT PREMIUM EXPENSE
POLICIES                                CHARGE
--------------------------------------------------------
AG Income Advantage VUL                  5.00%
--------------------------------------------------------
Income Advantage Select                  5.00%
--------------------------------------------------------
Platinum Investor I and II               2.50%
--------------------------------------------------------
Platinum Investor III                    5.00%
--------------------------------------------------------
Platinum Investor IV                     5.00%
--------------------------------------------------------
Platinum Investor FlexDirector           5.00%
--------------------------------------------------------
Platinum Investor PLUS                   5.00%
--------------------------------------------------------
Platinum Investor Survivor               6.50%
--------------------------------------------------------
Platinum Investor Survivor II            5.00%
--------------------------------------------------------
Platinum Investor VIP                    5.00%
--------------------------------------------------------
Protection Advantage Select              5.00%
--------------------------------------------------------
Survivor Advantage                       5.00%
--------------------------------------------------------

MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE CHARGES - Deductions for administrative expenses and mortality and expense risks assumed by the Company are assessed through the daily unit value calculation and paid to the Company from the daily net asset value of the Divisions. A summary of these charges by policy follows:

-----------------------------------------------------------------------------------------------------------------------
                               MORTALITY AND EXPENSE RISK  FIRST REDUCTION IN MORTALITY  SECOND REDUCTION IN MORTALITY
                               AND ADMINISTRATIVE CHARGES     AND EXPENSE RISK AND           AND EXPENSE RISK AND
POLICIES                          MAXIMUM ANNUAL RATE      ADMINISTRATIVE CHARGES RATE   ADMINISTRATIVE CHARGES RATE
-----------------------------------------------------------------------------------------------------------------------
AG Corporate Investor                    0.65%             0.25% after 10th policy year  0.25% after 20th policy year
-----------------------------------------------------------------------------------------------------------------------
AG Income Advantage VUL                  0.70%             0.35% after 10th policy year  0.20% after 20th policy year
-----------------------------------------------------------------------------------------------------------------------
AG Legacy Plus                           0.90%             0.25% after 10th policy year  0.25% after 20th policy year
-----------------------------------------------------------------------------------------------------------------------
Corporate America                        0.35%             0.10% after 10th policy year  0.10% after 20th policy year
-----------------------------------------------------------------------------------------------------------------------
Corporate America (reduced
surrender charge)                        0.65%             0.25% after 10th policy year  0.25% after 20th policy year
-----------------------------------------------------------------------------------------------------------------------
Corporate Investor Select                0.65%             0.25% after 10th policy year  0.25% after 20th policy year
-----------------------------------------------------------------------------------------------------------------------
Income Advantage Select                  0.70%             0.35% after 10th policy year  0.20% after 20th policy year
-----------------------------------------------------------------------------------------------------------------------
Legacy Plus                              0.75%             0.25% after 10th policy year  0.25% after 20th policy year
-----------------------------------------------------------------------------------------------------------------------
Platinum Investor I and II               0.75%             0.25% after 10th policy year  0.25% after 20th policy year
-----------------------------------------------------------------------------------------------------------------------
Platinum Investor III                    0.70%             0.25% after 10th policy year  0.35% after 20th policy year
-----------------------------------------------------------------------------------------------------------------------
Platinum Investor IV                     0.70%             0.35% after 10th policy year  0.25% after 20th policy year
-----------------------------------------------------------------------------------------------------------------------
Platinum Investor FlexDirector           0.70%             0.25% after 10th policy year  0.35% after 20th policy year
-----------------------------------------------------------------------------------------------------------------------
Platinum Investor PLUS                   0.70%             0.25% after 10th policy year  0.35% after 20th policy year
-----------------------------------------------------------------------------------------------------------------------
Platinum Investor Survivor               0.40%             0.20% after 10th policy year  0.10% after 30th policy year
-----------------------------------------------------------------------------------------------------------------------
Platinum Investor Survivor II            0.75%             0.25% after 15th policy year  0.35% after 30th policy year
-----------------------------------------------------------------------------------------------------------------------
Platinum Investor VIP                    0.70%             0.35% after 10th policy year  0.20% after 20th policy year
-----------------------------------------------------------------------------------------------------------------------
Protection Advantage Select              0.70%             0.35% after 10th policy year  0.20% after 20th policy year
-----------------------------------------------------------------------------------------------------------------------
Survivor Advantage                       0.70%             0.35% after 10th policy year  0.20% after 20th policy year
-----------------------------------------------------------------------------------------------------------------------

GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB) RIDER CHARGE - Daily charges for the GMWB rider are assessed through the daily unit value calculation on all policies that have elected this option and are equivalent, on an annual basis, to 0.75% of the value of the policy, which may be increased to a maximum of 1.50%. These charges are included as part of the mortality and expense risk and administrative charges line of the Statements of Operations.

                                   VL-R - 33

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 4 - POLICY CHARGES - CONTINUED

MONTHLY ADMINISTRATIVE AND EXPENSE CHARGES - Monthly administrative charges are paid to the Company for the administrative services provided under the current policies. The Company may charge a maximum fee of $12 for the monthly administration charge. The Company may deduct an additional monthly expense charge for expenses associated with acquisition, administrative and underwriting of your policy. The monthly expense charge is applied only against each $1,000 of base coverage. This charge varies according to the ages, gender and the premium classes of both of the contingent insurers, as well as the amount of coverage. The monthly administrative and expense charges are paid by redemption of units outstanding. Monthly administrative and expense charges are included with cost of insurance in the Statements of Changes in Net Assets under principal transactions.

COST OF INSURANCE CHARGE - Since determination of both the insurance rate and the Company's net amount at risk depends upon several factors, the cost of insurance deduction may vary from month to month. Policy accumulation value, specified amount of insurance and certain characteristics of the insured person are among the variables included in the calculation for the monthly cost of insurance deduction. The cost of insurance charges are paid by redemption of units outstanding. Cost of insurance charges are included in the Statements of Changes in Net Assets under principal transactions.

OPTIONAL RIDER CHARGES - Monthly charges are deducted if the policy owner selects additional benefit riders. The charges for any rider selected will vary by policy within a range based on either the personal characteristics of the insured person or the specific coverage chosen under the rider. The rider charges are paid by redemption of units outstanding. Optional rider charges are included with cost of insurance in the Statements of Changes in Net Assets under principal transactions.

TRANSFER CHARGES - The Company reserves the right to charge a $25 transfer fee for each transfer in excess of 12 during the policy year. Transfer requests are subject to the Company's published rules concerning market timing. A policy owner who violates these rules will for a period of time (typically six months), have certain restrictions placed on transfers. The transfer charges are paid by redemption of units outstanding. Transfer charges are included with net transfers from (to) other divisions or fixed rate option in the Statements of Changes in Net Assets under principal transactions.

SURRENDER CHARGE - A surrender charge may be applicable to certain withdrawal amounts and is payable to the Company. The amount of the surrender charge depends on the age and other insurance characteristics of the insured person. For partial surrender, the Company may charge a maximum transaction fee per policy equal to the lesser of 2% of the amount withdrawn or $25. Currently, a $10 transaction fee per policy is charged for each partial surrender. The surrender and partial withdrawal charges are paid by redemption of units outstanding. Surrender and partial withdrawal charges are included with withdrawals in the Statements of Changes in Net Assets under principal transactions.

POLICY LOAN - A loan may be requested against the policy while the policy has a net cash surrender value. The daily interest charge on the loan is paid to the Company for the expenses of administering and providing policy loans. The interest charge is collected through any loan repayment from the policyholder.

                                   VL-R - 34

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 5 - PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2011, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                                              Cost of    Proceeds from
Divisions                                                                    Purchases       Sales
------------------------------------------------------------------------------------------------------
Alger Capital Appreciation Portfolio - Class I-2 Shares                     $  1,772,552 $   1,868,353
Alger Mid Cap Growth Portfolio - Class I-2 Shares                                363,445       545,464
American Century VP Value Fund - Class I                                       3,458,787     4,441,248
Credit Suisse U.S. Equity Flex I Portfolio                                       363,709     1,744,019
Dreyfus IP MidCap Stock Portfolio - Initial Shares                             1,186,055     1,721,941
Dreyfus VIF International Value Portfolio - Initial Shares                        21,975        32,651
Dreyfus VIF Opportunistic Small Cap Portfolio - Initial Shares                 1,733,869     2,392,404
Dreyfus VIF Quality Bond Portfolio - Initial Shares                            2,181,005     3,277,325
Fidelity VIP Asset Manager Portfolio - Service Class 2                         1,348,812     1,641,579
Fidelity VIP Contrafund Portfolio - Service Class 2                            6,448,439    10,962,070
Fidelity VIP Equity-Income Portfolio - Service Class 2                         4,837,953     6,014,023
Fidelity VIP Freedom 2020 Portfolio - Service Class 2                            190,138        53,583
Fidelity VIP Freedom 2025 Portfolio - Service Class 2                            174,267        79,355
Fidelity VIP Freedom 2030 Portfolio - Service Class 2                            243,625       160,610
Fidelity VIP Growth Portfolio - Service Class 2                                4,141,403     4,429,463
Fidelity VIP Mid Cap Portfolio - Service Class 2                               1,706,864     2,674,369
Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2          1,396,954     4,638,865
Franklin Templeton Franklin Small-Mid Cap Growth Securities Fund - Class 2        15,142        68,309
Franklin Templeton Franklin U.S. Government Fund - Class 2                       981,668     1,423,181
Franklin Templeton Mutual Shares Securities Fund - Class 2                     1,910,204     4,977,410
Franklin Templeton Templeton Foreign Securities Fund - Class 2                 1,873,845     2,198,581
Goldman Sachs VIT Strategic Growth Fund - Institutional Shares                   110,027       363,876
Invesco V.I. Core Equity Fund - Series I                                       2,354,299     3,449,449
Invesco V.I. Global Real Estate Fund - Series I                                   26,074        14,614
Invesco V.I. Government Securities Fund - Series I                               130,988        39,185
Invesco V.I. High Yield Fund - Series I                                        2,256,511       204,325
Invesco V.I. International Growth Fund - Series I                              2,583,420     4,006,274
Invesco Van Kampen V.I. Capital Growth Fund - Series I                             2,368        38,081
Invesco Van Kampen V.I. Government Fund - Series I                                15,986       104,395
Invesco Van Kampen V.I. Growth and Income Fund - Series I                      1,620,356     4,605,894
Invesco Van Kampen V.I. High Yield Fund - Series I                               329,104     2,170,609
Janus Aspen Enterprise Portfolio - Service Shares                              1,620,336     1,994,275
Janus Aspen Forty Portfolio - Service Shares                                      42,504        26,735
Janus Aspen Overseas Portfolio - Service Shares                                4,334,107     6,121,679
Janus Aspen Worldwide Portfolio - Service Shares                               1,138,800     1,771,031
JPMorgan Insurance Trust Core Bond Portfolio - Class 1                            20,693        14,785
JPMorgan Insurance Trust International Equity Portfolio - Class 1                 10,008        29,350
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1                       148,140     1,802,050
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1                      539,373       641,620
MFS VIT Core Equity Series - Initial Class                                     1,423,867     1,804,371
MFS VIT Growth Series - Initial Class                                          2,499,648     4,468,731
MFS VIT New Discovery Series - Initial Class                                   3,095,343     3,418,661
MFS VIT Research Series - Initial Class                                          992,600     4,098,807
MFS VIT Total Return Series - Initial Class                                      149,354       193,906
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I                        1,466,754     2,402,341
Neuberger Berman AMT Partners Portfolio - Class I                                 26,013        74,306
Neuberger Berman AMT Socially Responsive Portfolio - Class I                       7,840           622
Oppenheimer Balanced Fund/VA - Non-Service Shares                                209,392       441,690
Oppenheimer Global Securities Fund/VA - Non-Service Shares                     1,163,787     1,593,616
Oppenheimer High Income Fund/VA - Non-Service Shares                              15,620        89,936
PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class        1,893,517     3,353,492

                                   VL-R - 35

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 5 - PURCHASES AND SALES OF INVESTMENTS - CONTINUED

For the year ended December 31, 2011, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                                      Cost of    Proceeds from
Divisions                                                            Purchases       Sales
----------------------------------------------------------------------------------------------
PIMCO VIT Global Bond Portfolio (Unhedged) - Administrative Class  $      13,839 $      45,527
PIMCO VIT Real Return Portfolio - Administrative Class                 5,475,089     6,316,746
PIMCO VIT Short-Term Portfolio - Administrative Class                 23,329,294    18,534,304
PIMCO VIT Total Return Portfolio - Administrative Class                7,560,739    20,878,249
Pioneer Fund VCT Portfolio - Class I                                     585,208       974,871
Pioneer Growth Opportunities VCT Portfolio - Class I                     617,925     1,135,105
Pioneer Mid Cap Value VCT Portfolio - Class I                            321,559       129,332
Putnam VT Diversified Income Fund - Class IB                           1,686,158     1,687,316
Putnam VT Growth and Income Fund - Class IB                            2,756,517     3,655,312
Putnam VT International Value Fund - Class IB                          1,391,438     2,057,620
Putnam VT Multi-Cap Growth Fund - Class IB                                16,146       158,035
Putnam VT Small Cap Value Fund - Class IB                                 92,146       217,217
Putnam VT Voyager Fund - Class IB                                         93,563       251,134
SunAmerica Aggressive Growth Portfolio - Class 1                         403,591       172,289
SunAmerica Balanced Portfolio - Class 1                                  472,429       394,024
UIF Growth Portfolio - Class I Shares                                    559,500     1,045,189
VALIC Company I International Equities Fund                              748,621     1,573,505
VALIC Company I Mid Cap Index Fund                                     4,652,995     5,740,392
VALIC Company I Money Market I Fund                                   14,201,419    13,789,014
VALIC Company I Nasdaq-100 Index Fund                                  2,021,158     2,072,131
VALIC Company I Science & Technology Fund                                624,165       700,338
VALIC Company I Small Cap Index Fund                                   1,986,389     2,236,836
VALIC Company I Stock Index Fund                                       6,297,491    10,524,335
Vanguard VIF High Yield Bond Portfolio                                 2,385,725     2,482,850
Vanguard VIF REIT Index Portfolio                                      2,687,619     5,175,205

                                   VL-R - 36

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS

Summary of Changes in Units for the year ended December 31, 2011.

                                                                   Accumulation Units Accumulation Units Net Increase
Divisions                                                                Issued            Redeemed       (Decrease)
---------------------------------------------------------------------------------------------------------------------
Alger Capital Appreciation Portfolio - Class I-2 Shares
   AG Income Advantage VUL                                                1,176                (767)            409
   Corporate America (reduced surrender charge)                           1,031             (14,889)        (13,858)
   Income Advantage Select                                                  480                (439)             41
   Platinum Investor I & II                                                  14                 (23)             (9)
   Platinum Investor I & II (first reduction in expense ratio)                -                 (17)            (17)
   Platinum Investor III                                                 51,705             (49,611)          2,094
   Platinum Investor III (first reduction in expense ratio)              24,242              (9,483)         14,759
   Platinum Investor IV                                                   2,252              (1,670)            582
   Platinum Investor FlexDirector                                            46                (464)           (418)
   Platinum Investor PLUS                                                 1,341              (3,358)         (2,017)
   Platinum Investor Survivor                                                 -              (1,136)         (1,136)
   Platinum Investor Survivor (first reduction in expense ratio)         20,167             (20,184)            (17)
   Platinum Investor Survivor II                                          1,065                (934)            131
   Platinum Investor VIP                                                  5,405              (9,463)         (4,058)
   Platinum Investor VIP (with GMWB rider)                                  465                (427)             38
   Protection Advantage Select                                            1,863              (1,045)            818
Alger Mid Cap Growth Portfolio - Class I-2 Shares
   AG Income Advantage VUL                                                1,059                (626)            433
   AG Income Advantage VUL (with GMWB rider)                                  -                 (40)            (40)
   Corporate America (reduced surrender charge)                           4,151             (10,291)         (6,140)
   Income Advantage Select                                                  136                (110)             26
   Platinum Investor I & II                                                  30                (341)           (311)
   Platinum Investor III                                                  4,943             (13,854)         (8,911)
   Platinum Investor III (first reduction in expense ratio)              12,621              (2,143)         10,478
   Platinum Investor IV                                                   2,970              (1,815)          1,155
   Platinum Investor FlexDirector                                            26                (733)           (707)
   Platinum Investor PLUS                                                   949              (1,922)           (973)
   Platinum Investor Survivor (first reduction in expense ratio)          1,134                (574)            560
   Platinum Investor Survivor II                                          1,139              (1,373)           (234)
   Platinum Investor VIP                                                  5,502              (5,507)             (5)
   Platinum Investor VIP (with GMWB rider)                                   31                (102)            (71)
   Protection Advantage Select                                              721              (1,416)           (695)
American Century VP Value Fund - Class I
   AG Income Advantage VUL                                                1,570                (645)            925
   AG Legacy Plus                                                            97              (7,902)         (7,805)
   AG Legacy Plus (first reduction in expense ratio)                     10,968              (1,280)          9,688
   Corporate America (reduced surrender charge)                           3,636              (6,375)         (2,739)
   Income Advantage Select                                                  277                (191)             86
   Platinum Investor I & II                                               5,622             (41,383)        (35,761)
   Platinum Investor I & II (first reduction in expense ratio)           72,676             (38,707)         33,969
   Platinum Investor III                                                 45,100            (150,946)       (105,846)
   Platinum Investor III (first reduction in expense ratio)             122,006              (7,491)        114,515
   Platinum Investor IV                                                   8,335             (11,253)         (2,918)
   Platinum Investor FlexDirector                                            40                 (94)            (54)
   Platinum Investor PLUS                                                 3,876              (8,816)         (4,940)
   Platinum Investor Survivor                                               704              (9,986)         (9,282)
   Platinum Investor Survivor (first reduction in expense ratio)         15,818              (6,177)          9,641
   Platinum Investor Survivor II                                          5,291              (8,227)         (2,936)
   Platinum Investor VIP                                                 17,804             (18,105)           (301)
   Protection Advantage Select                                            1,500                (703)            797
Credit Suisse U.S. Equity Flex I Portfolio
   AG Income Advantage VUL                                                  137                (997)           (860)

                                   VL-R - 37

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2011.

                                                                   Accumulation Units Accumulation Units Net Increase
Divisions                                                                Issued            Redeemed       (Decrease)
---------------------------------------------------------------------------------------------------------------------
Credit Suisse U.S. Equity Flex I Portfolio - continued
   AG Income Advantage VUL (with GMWB rider)                                  -                (265)           (265)
   Corporate America (reduced surrender charge)                             133                (349)           (216)
   Income Advantage Select                                                   57                (631)           (574)
   Platinum Investor I & II                                                 389              (3,741)         (3,352)
   Platinum Investor I & II (first reduction in expense ratio)            4,219              (8,533)         (4,314)
   Platinum Investor III                                                  5,619            (121,802)       (116,183)
   Platinum Investor III (first reduction in expense ratio)              19,522             (21,649)         (2,127)
   Platinum Investor IV                                                   3,693             (16,536)        (12,843)
   Platinum Investor FlexDirector                                           225              (3,225)         (3,000)
   Platinum Investor PLUS                                                 2,050             (12,743)        (10,693)
   Platinum Investor Survivor                                               171              (2,522)         (2,351)
   Platinum Investor Survivor (first reduction in expense ratio)            726              (1,768)         (1,042)
   Platinum Investor Survivor II                                            890              (4,943)         (4,053)
   Platinum Investor VIP                                                  1,777             (23,521)        (21,744)
   Protection Advantage Select                                              425              (1,250)           (825)
Dreyfus IP MidCap Stock Portfolio - Initial Shares
   Platinum Investor I & II                                               2,698              (5,624)         (2,926)
   Platinum Investor I & II (first reduction in expense ratio)           25,378             (45,347)        (19,969)
   Platinum Investor III                                                  8,200             (72,592)        (64,392)
   Platinum Investor III (first reduction in expense ratio)              73,702              (8,026)         65,676
   Platinum Investor IV                                                   5,675              (4,858)            817
   Platinum Investor FlexDirector                                             3                  (3)              -
   Platinum Investor PLUS                                                 1,170              (2,281)         (1,111)
   Platinum Investor Survivor                                                11                (750)           (739)
   Platinum Investor Survivor (first reduction in expense ratio)          1,566                (136)          1,430
   Platinum Investor Survivor II                                            266              (2,238)         (1,972)
Dreyfus VIF International Value Portfolio - Initial Shares
   AG Income Advantage VUL                                                  525              (2,620)         (2,095)
   AG Income Advantage VUL (with GMWB rider)                                  1                 (34)            (33)
   Income Advantage Select                                                  557                (629)            (72)
   Protection Advantage Select                                            1,195                (553)            642
Dreyfus VIF Opportunistic Small Cap Portfolio - Initial Shares
   Corporate America                                                        652                (766)           (114)
   Platinum Investor I & II                                              13,959             (29,747)        (15,788)
   Platinum Investor I & II (first reduction in expense ratio)           35,171             (36,667)         (1,496)
   Platinum Investor III                                                 18,386            (148,437)       (130,051)
   Platinum Investor III (first reduction in expense ratio)             102,269              (8,401)         93,868
   Platinum Investor IV                                                   4,681              (1,983)          2,698
   Platinum Investor FlexDirector                                             -                (504)           (504)
   Platinum Investor PLUS                                                 3,409              (7,155)         (3,746)
   Platinum Investor Survivor                                             1,266             (12,530)        (11,264)
   Platinum Investor Survivor (first reduction in expense ratio)         12,418              (6,500)          5,918
   Platinum Investor Survivor II                                             82                (561)           (479)
Dreyfus VIF Quality Bond Portfolio - Initial Shares
   Corporate America                                                        401                (447)            (46)
   Corporate America (reduced surrender charge)                           1,629              (5,272)         (3,643)
   Platinum Investor I & II                                               1,910             (23,803)        (21,893)
   Platinum Investor I & II (first reduction in expense ratio)           59,734            (107,270)        (47,536)
   Platinum Investor III                                                 14,575             (75,653)        (61,078)
   Platinum Investor III (first reduction in expense ratio)              67,458              (4,590)         62,868
   Platinum Investor IV                                                   1,096              (8,616)         (7,520)
   Platinum Investor FlexDirector                                            11                (271)           (260)

                                   VL-R - 38

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2011.

                                                                   Accumulation Units Accumulation Units Net Increase
Divisions                                                                Issued            Redeemed       (Decrease)
---------------------------------------------------------------------------------------------------------------------
Dreyfus VIF Quality Bond Portfolio - Initial Shares - continued
   Platinum Investor PLUS                                                 4,767              (3,775)            992
   Platinum Investor Survivor                                               228              (2,617)         (2,389)
   Platinum Investor Survivor (first reduction in expense ratio)          4,305                (390)          3,915
   Platinum Investor Survivor II                                            768                (582)            186
Fidelity VIP Asset Manager Portfolio - Service Class 2
   AG Income Advantage VUL                                                  532                 (94)            438
   AG Legacy Plus                                                            57              (3,146)         (3,089)
   AG Legacy Plus (first reduction in expense ratio)                      2,683                  (8)          2,675
   Corporate America (reduced surrender charge)                           3,159                (253)          2,906
   Income Advantage Select                                                   88                (216)           (128)
   Platinum Investor I & II                                               8,591             (27,749)        (19,158)
   Platinum Investor I & II (first reduction in expense ratio)           29,640             (13,060)         16,580
   Platinum Investor III                                                 26,731             (78,790)        (52,059)
   Platinum Investor III (first reduction in expense ratio)              45,143              (1,339)         43,804
   Platinum Investor IV                                                   1,002              (1,689)           (687)
   Platinum Investor FlexDirector                                            12                 (61)            (49)
   Platinum Investor PLUS                                                 1,440              (4,256)         (2,816)
   Platinum Investor Survivor                                               182              (1,824)         (1,642)
   Platinum Investor Survivor (first reduction in expense ratio)          2,010                (366)          1,644
   Platinum Investor Survivor II                                          2,866              (2,956)            (90)
   Platinum Investor VIP                                                  2,834              (3,961)         (1,127)
   Protection Advantage Select                                            2,460              (2,067)            393
Fidelity VIP Contrafund Portfolio - Service Class 2
   AG Income Advantage VUL                                                3,749              (6,736)         (2,987)
   AG Legacy Plus                                                         7,968             (16,321)         (8,353)
   AG Legacy Plus (first reduction in expense ratio)                      5,763                (567)          5,196
   Corporate America (reduced surrender charge)                          10,506             (20,921)        (10,415)
   Corporate Investor Select                                                 97                 (21)             76
   Income Advantage Select                                                1,050              (1,511)           (461)
   Platinum Investor I & II                                              16,712             (61,923)        (45,211)
   Platinum Investor I & II (first reduction in expense ratio)          123,969            (125,504)         (1,535)
   Platinum Investor III                                                 59,678            (431,599)       (371,921)
   Platinum Investor III (first reduction in expense ratio)             276,998             (45,432)        231,566
   Platinum Investor IV                                                  16,662             (23,390)         (6,728)
   Platinum Investor FlexDirector                                           328              (1,823)         (1,495)
   Platinum Investor PLUS                                                 6,595             (12,779)         (6,184)
   Platinum Investor Survivor                                             1,908             (63,786)        (61,878)
   Platinum Investor Survivor (first reduction in expense ratio)         98,637             (28,625)         70,012
   Platinum Investor Survivor II                                          4,817              (6,691)         (1,874)
   Platinum Investor VIP                                                 33,639             (35,813)         (2,174)
   Platinum Investor VIP (with GMWB rider)                                   77                (208)           (131)
   Protection Advantage Select                                            3,545              (4,047)           (502)
Fidelity VIP Equity-Income Portfolio - Service Class 2
   AG Income Advantage VUL                                                2,670              (7,704)         (5,034)
   AG Legacy Plus                                                           307             (14,965)        (14,658)
   AG Legacy Plus (first reduction in expense ratio)                      8,438              (1,526)          6,912
   Corporate America (reduced surrender charge)                          11,657             (22,545)        (10,888)
   Corporate Investor Select                                                102                 (30)             72
   Income Advantage Select                                                  753                (635)            118
   Platinum Investor I & II                                              18,653             (53,598)        (34,945)
   Platinum Investor I & II (first reduction in expense ratio)           65,977             (45,281)         20,696
   Platinum Investor III                                                 52,095            (290,150)       (238,055)

                                   VL-R - 39

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2011.

                                                                    Accumulation Units Accumulation Units Net Increase
Divisions                                                                 Issued            Redeemed       (Decrease)
----------------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio - Service Class 2 - continued
   Platinum Investor III (first reduction in expense ratio)              271,001            (33,256)        237,745
   Platinum Investor IV                                                    5,857            (11,342)         (5,485)
   Platinum Investor FlexDirector                                            939             (1,211)           (272)
   Platinum Investor PLUS                                                  5,469            (12,229)         (6,760)
   Platinum Investor Survivor                                              2,568            (62,670)        (60,102)
   Platinum Investor Survivor (first reduction in expense ratio)          79,916             (9,862)         70,054
   Platinum Investor Survivor II                                           1,964             (4,751)         (2,787)
   Platinum Investor VIP                                                  15,977            (13,349)          2,628
   Platinum Investor VIP (with GMWB rider)                                   210               (214)             (4)
   Protection Advantage Select                                             1,697             (1,401)            296
Fidelity VIP Freedom 2020 Portfolio - Service Class 2
   AG Income Advantage VUL                                                 1,845               (413)          1,432
   Corporate Investor Select                                                   -                 (8)             (8)
   Income Advantage Select                                                   380               (437)            (57)
   Platinum Investor I & II (first reduction in expense ratio)             7,553               (511)          7,042
   Platinum Investor III                                                   1,161               (819)            342
   Platinum Investor III (first reduction in expense ratio)                  143                (93)             50
   Platinum Investor IV                                                       61                (17)             44
   Platinum Investor FlexDirector                                             70               (130)            (60)
   Platinum Investor VIP                                                   4,460               (656)          3,804
   Protection Advantage Select                                             1,838             (1,898)            (60)
Fidelity VIP Freedom 2025 Portfolio - Service Class 2
   AG Income Advantage VUL                                                   726             (1,881)         (1,155)
   Corporate America (reduced surrender charge)                            1,299             (2,601)         (1,302)
   Income Advantage Select                                                    19                (11)              8
   Platinum Investor I & II (first reduction in expense ratio)             6,148               (113)          6,035
   Platinum Investor III                                                     870             (1,130)           (260)
   Platinum Investor III (first reduction in expense ratio)                4,978               (737)          4,241
   Platinum Investor IV                                                       34                (14)             20
   Platinum Investor VIP                                                   1,363             (1,164)            199
   Platinum Investor VIP (with GMWB rider)                                    54               (163)           (109)
   Platinum Investor Survivor II                                           1,312                  -           1,312
   Protection Advantage Select                                               132               (243)           (111)
Fidelity VIP Freedom 2030 Portfolio - Service Class 2
   AG Income Advantage VUL                                                 1,863               (702)          1,161
   Income Advantage Select                                                   984               (221)            763
   Platinum Investor III                                                   7,218             (9,363)         (2,145)
   Platinum Investor III (first reduction in expense ratio)                6,702               (742)          5,960
   Platinum Investor IV                                                      128                (48)             80
   Platinum Investor PLUS                                                     99               (229)           (130)
   Platinum Investor Survivor II                                             169               (150)             19
   Platinum Investor VIP                                                   4,894             (3,405)          1,489
   Platinum Investor VIP (with GMWB rider)                                    78               (177)            (99)
   Protection Advantage Select                                               800               (594)            206
Fidelity VIP Growth Portfolio - Service Class 2
   AG Income Advantage VUL                                                 3,449             (3,757)           (308)
   AG Legacy Plus                                                            150             (8,957)         (8,807)
   AG Legacy Plus (first reduction in expense ratio)                       5,862                (18)          5,844
   Corporate America (reduced surrender charge)                            3,287            (20,034)        (16,747)
   Income Advantage Select                                                   192               (445)           (253)
   Platinum Investor I & II                                                5,674            (34,159)        (28,485)
   Platinum Investor I & II (first reduction in expense ratio)            31,408             (8,699)         22,709

                                   VL-R - 40

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2011.

                                                                   Accumulation Units Accumulation Units Net Increase
Divisions                                                                Issued            Redeemed       (Decrease)
---------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio - Service Class 2 - continued
   Platinum Investor III                                                 85,968            (409,539)       (323,571)
   Platinum Investor III (first reduction in expense ratio)             216,608             (17,101)        199,507
   Platinum Investor IV                                                   7,217              (8,161)           (944)
   Platinum Investor FlexDirector                                           261                (610)           (349)
   Platinum Investor PLUS                                                72,770             (12,297)         60,473
   Platinum Investor Survivor                                             1,503             (31,320)        (29,817)
   Platinum Investor Survivor (first reduction in expense ratio)         28,661              (7,785)         20,876
   Platinum Investor Survivor II                                          2,519              (8,352)         (5,833)
   Platinum Investor VIP                                                 13,038              (8,710)          4,328
   Protection Advantage Select                                            2,325              (1,437)            888
Fidelity VIP Mid Cap Portfolio - Service Class 2
   AG Income Advantage VUL                                                2,071              (8,322)         (6,251)
   Corporate America (reduced surrender charge)                           4,779              (8,850)         (4,071)
   Corporate Investor Select                                                 87                 (27)             60
   Income Advantage Select                                                  757              (1,378)           (621)
   Income Advantage Select (with GMWB rider)                                  9                 (15)             (6)
   Platinum Investor I & II                                                  33              (1,172)         (1,139)
   Platinum Investor I & II (first reduction in expense ratio)            2,820                 (95)          2,725
   Platinum Investor III                                                 19,599             (54,579)        (34,980)
   Platinum Investor III (first reduction in expense ratio)              49,051              (4,255)         44,796
   Platinum Investor IV                                                  11,737             (17,590)         (5,853)
   Platinum Investor FlexDirector                                           287                (452)           (165)
   Platinum Investor PLUS                                                 1,598              (3,470)         (1,872)
   Platinum Investor Survivor                                               388              (9,455)         (9,067)
   Platinum Investor Survivor (first reduction in expense ratio)         23,130              (4,674)         18,456
   Platinum Investor Survivor II                                          1,514              (2,541)         (1,027)
   Platinum Investor VIP                                                 20,899             (29,128)         (8,229)
   Platinum Investor VIP (with GMWB rider)                                   75                 (10)             65
   Protection Advantage Select                                            1,508                (806)            702
Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2
   AG Income Advantage VUL                                                3,348              (4,071)           (723)
   Corporate America (reduced surrender charge)                           4,006              (2,140)          1,866
   Income Advantage Select                                                  588                (895)           (307)
   Income Advantage Select (with GMWB rider)                                  8                 (18)            (10)
   Platinum Investor I & II                                                  64              (1,177)         (1,113)
   Platinum Investor I & II (first reduction in expense ratio)            2,134                (120)          2,014
   Platinum Investor III                                                 16,698            (167,838)       (151,140)
   Platinum Investor III (first reduction in expense ratio)              24,541             (15,362)          9,179
   Platinum Investor IV                                                   9,063             (15,788)         (6,725)
   Platinum Investor FlexDirector                                           117                (318)           (201)
   Platinum Investor PLUS                                                 1,653              (2,612)           (959)
   Platinum Investor Survivor                                               510             (11,036)        (10,526)
   Platinum Investor Survivor (first reduction in expense ratio)         33,679             (18,714)         14,965
   Platinum Investor Survivor II                                          1,663              (1,548)            115
   Platinum Investor VIP                                                 19,934             (19,168)            766
   Platinum Investor VIP (with GMWB rider)                                   57                 (21)             36
   Protection Advantage Select                                            1,499              (1,216)            283
Franklin Templeton Franklin Small-Mid Cap Growth Securities
Fund - Class 2
   AG Legacy Plus                                                            35              (7,433)         (7,398)
   AG Legacy Plus (first reduction in expense ratio)                      1,485                 (18)          1,467
Franklin Templeton Franklin U.S. Government Fund - Class 2
   Corporate America (reduced surrender charge)                           3,982              (3,326)            656

                                   VL-R - 41

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2011.

                                                                   Accumulation Units Accumulation Units Net Increase
Divisions                                                                Issued            Redeemed       (Decrease)
---------------------------------------------------------------------------------------------------------------------
Franklin Templeton Franklin U.S. Government Fund - Class 2 - continued
   Platinum Investor I & II                                                 170              (4,014)         (3,844)
   Platinum Investor I & II (first reduction in expense ratio)           15,688             (11,608)          4,080
   Platinum Investor III                                                 14,117             (26,911)        (12,794)
   Platinum Investor III (first reduction in expense ratio)              12,296              (3,863)          8,433
   Platinum Investor IV                                                   5,963             (14,589)         (8,626)
   Platinum Investor FlexDirector                                            71                (391)           (320)
   Platinum Investor PLUS                                                 2,810             (29,501)        (26,691)
   Platinum Investor Survivor                                                 1              (3,753)         (3,752)
   Platinum Investor Survivor (first reduction in expense ratio)          5,296                (158)          5,138
   Platinum Investor Survivor II                                          1,277                (848)            429
   Platinum Investor VIP                                                  8,660              (6,071)          2,589
Franklin Templeton Mutual Shares Securities Fund - Class 2
   AG Income Advantage VUL                                                5,298              (2,154)          3,144
   Corporate America (reduced surrender charge)                           2,740                 (73)          2,667
   Income Advantage Select                                                  197                (794)           (597)
   Platinum Investor I & II                                               2,877             (27,282)        (24,405)
   Platinum Investor I & II (first reduction in expense ratio)           71,517             (79,786)         (8,269)
   Platinum Investor III                                                 20,349            (223,111)       (202,762)
   Platinum Investor III (first reduction in expense ratio)              35,313             (10,579)         24,734
   Platinum Investor IV                                                   7,041              (9,710)         (2,669)
   Platinum Investor FlexDirector                                            92              (1,677)         (1,585)
   Platinum Investor PLUS                                                 3,302              (4,481)         (1,179)
   Platinum Investor Survivor                                             3,869              (4,091)           (222)
   Platinum Investor Survivor (first reduction in expense ratio)          7,548             (20,977)        (13,429)
   Platinum Investor Survivor II                                          2,061              (1,270)            791
   Platinum Investor VIP                                                 15,082             (15,362)           (280)
   Platinum Investor VIP (with GMWB rider)                                    -                (108)           (108)
   Protection Advantage Select                                            4,412              (2,060)          2,352
Franklin Templeton Templeton Foreign Securities Fund - Class 2
   AG Legacy Plus                                                           824              (3,194)         (2,370)
   AG Legacy Plus (first reduction in expense ratio)                      2,062                (618)          1,444
   Corporate America (reduced surrender charge)                           2,235              (1,239)            996
   Platinum Investor I & II                                               1,626              (6,346)         (4,720)
   Platinum Investor I & II (first reduction in expense ratio)            9,901             (11,556)         (1,655)
   Platinum Investor III                                                 49,896             (86,888)        (36,992)
   Platinum Investor III (first reduction in expense ratio)              45,392             (11,555)         33,837
   Platinum Investor IV                                                   4,160              (5,144)           (984)
   Platinum Investor FlexDirector                                           892              (1,079)           (187)
   Platinum Investor PLUS                                                 3,760              (2,755)          1,005
   Platinum Investor Survivor                                               708              (7,047)         (6,339)
   Platinum Investor Survivor (first reduction in expense ratio)         10,873                (126)         10,747
   Platinum Investor Survivor II                                          3,090              (7,939)         (4,849)
   Platinum Investor VIP                                                 14,147              (9,505)          4,642
Goldman Sachs VIT Strategic Growth Fund - Institutional Shares
   Platinum Investor I & II                                                   1              (3,946)         (3,945)
   Platinum Investor I & II (first reduction in expense ratio)            4,206                (118)          4,088
   Platinum Investor III                                                      1              (4,754)         (4,753)
   Platinum Investor III (first reduction in expense ratio)               4,794                (190)          4,604
   Platinum Investor PLUS                                                     -                  (1)             (1)
   Platinum Investor Survivor (first reduction in expense ratio)              -             (26,576)        (26,576)
   Platinum Investor Survivor II                                              -                (226)           (226)

                                   VL-R - 42

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2011.

                                                                   Accumulation Units Accumulation Units Net Increase
Divisions                                                                Issued            Redeemed       (Decrease)
---------------------------------------------------------------------------------------------------------------------
Invesco V.I. Core Equity Fund - Series I
   Corporate America                                                        559                (664)           (105)
   Corporate America (reduced surrender charge)                           1,094                (490)            604
   Platinum Investor I & II                                               6,304             (39,884)        (33,580)
   Platinum Investor I & II (first reduction in expense ratio)           57,724            (101,429)        (43,705)
   Platinum Investor III                                                 14,147            (148,544)       (134,397)
   Platinum Investor III (first reduction in expense ratio)             137,200              (5,819)        131,381
   Platinum Investor IV                                                   1,723              (2,764)         (1,041)
   Platinum Investor FlexDirector                                             4                  (3)              1
   Platinum Investor PLUS                                                 1,337              (2,590)         (1,253)
   Platinum Investor Survivor                                             2,175             (22,871)        (20,696)
   Platinum Investor Survivor (first reduction in expense ratio)         27,196              (2,911)         24,285
   Platinum Investor Survivor II                                            236              (6,902)         (6,666)
Invesco V.I. Global Real Estate Fund - Series I
   AG Income Advantage VUL                                                  501                (932)           (431)
   Income Advantage Select                                                1,251                (513)            738
   Protection Advantage Select                                              251                (140)            111
Invesco V.I. Government Securities Fund - Series I
   AG Legacy Plus                                                         9,405              (3,627)          5,778
   AG Legacy Plus (first reduction in expense ratio)                      3,534                 (70)          3,464
Invesco V.I. High Yield Fund - Series I
   Platinum Investor I & II                                               6,982              (6,982)              -
   Platinum Investor I & II (first reduction in expense ratio)           54,212              (4,626)         49,586
   Platinum Investor III                                                 29,218              (6,464)         22,754
   Platinum Investor III (first reduction in expense ratio)               7,961              (1,108)          6,853
   Platinum Investor IV                                                   4,138                (161)          3,977
   Platinum Investor FlexDirector                                            44                 (22)             22
   Platinum Investor PLUS                                                 4,206                (424)          3,782
   Platinum Investor Survivor                                               478                   -             478
   Platinum Investor Survivor II                                        118,643                (342)        118,301
Invesco V.I. International Growth Fund - Series I
   AG Income Advantage VUL                                                3,907              (3,001)            906
   AG Legacy Plus                                                           495             (11,875)        (11,380)
   AG Legacy Plus (first reduction in expense ratio)                      2,100              (3,318)         (1,218)
   Corporate America                                                        691                (759)            (68)
   Corporate America (reduced surrender charge)                           6,134             (13,415)         (7,281)
   Corporate Investor Select                                                100                 (30)             70
   Income Advantage Select                                                1,035                (561)            474
   Platinum Investor I & II                                               5,918             (14,588)         (8,670)
   Platinum Investor I & II (first reduction in expense ratio)           55,176             (71,988)        (16,812)
   Platinum Investor III                                                 37,497            (127,258)        (89,761)
   Platinum Investor III (first reduction in expense ratio)              64,369              (6,154)         58,215
   Platinum Investor IV                                                   5,563              (6,317)           (754)
   Platinum Investor FlexDirector                                           102                (946)           (844)
   Platinum Investor PLUS                                                 1,339              (2,642)         (1,303)
   Platinum Investor Survivor                                             3,855             (20,380)        (16,525)
   Platinum Investor Survivor (first reduction in expense ratio)         31,542             (26,841)          4,701
   Platinum Investor Survivor II                                          3,160              (1,531)          1,629
   Platinum Investor VIP                                                 13,228             (18,385)         (5,157)
   Platinum Investor VIP (with GMWB rider)                                  139                 (50)             89
   Protection Advantage Select                                            1,538              (1,106)            432
Invesco Van Kampen V.I. Capital Growth Fund - Series I
   AG Legacy Plus                                                             -              (1,535)         (1,535)

                                   VL-R - 43

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2011.

                                                                    Accumulation Units Accumulation Units Net Increase
Divisions                                                                 Issued            Redeemed       (Decrease)
----------------------------------------------------------------------------------------------------------------------
Invesco Van Kampen V.I. Capital Growth Fund - Series I - continued
   AG Legacy Plus (first reduction in expense ratio)                         249              (2,668)         (2,419)
Invesco Van Kampen V.I. Government Fund - Series I
   AG Legacy Plus                                                            169              (6,143)         (5,974)
   AG Legacy Plus (first reduction in expense ratio)                         944                (944)              -
Invesco Van Kampen V.I. Growth and Income Fund - Series I
   AG Income Advantage VUL                                                 2,696              (3,220)           (524)
   AG Income Advantage VUL (with GMWB rider)                                   -                 (45)            (45)
   Corporate America (reduced surrender charge)                              608              (2,141)         (1,533)
   Income Advantage Select                                                   250                (563)           (313)
   Platinum Investor I & II                                                5,190             (13,088)         (7,898)
   Platinum Investor I & II (first reduction in expense ratio)            42,945            (108,322)        (65,377)
   Platinum Investor III                                                  16,932            (180,218)       (163,286)
   Platinum Investor III (first reduction in expense ratio)               50,241             (11,905)         38,336
   Platinum Investor IV                                                    8,840             (11,824)         (2,984)
   Platinum Investor FlexDirector                                              7                (121)           (114)
   Platinum Investor PLUS                                                  2,745              (2,649)             96
   Platinum Investor Survivor                                                 65              (7,274)         (7,209)
   Platinum Investor Survivor (first reduction in expense ratio)          10,303             (16,092)         (5,789)
   Platinum Investor Survivor II                                           2,241              (4,641)         (2,400)
   Platinum Investor VIP                                                   8,293             (10,789)         (2,496)
   Protection Advantage Select                                             3,019              (2,475)            544
Invesco Van Kampen V.I. High Yield Fund - Series I
   Platinum Investor I & II                                                    6              (5,026)         (5,020)
   Platinum Investor I & II (first reduction in expense ratio)             1,373             (39,476)        (38,103)
   Platinum Investor III                                                   3,339             (19,801)        (16,462)
   Platinum Investor III (first reduction in expense ratio)                2,357              (2,422)            (65)
   Platinum Investor IV                                                      376              (3,142)         (2,766)
   Platinum Investor FlexDirector                                              -                 (35)            (35)
   Platinum Investor PLUS                                                    105              (2,303)         (2,198)
   Platinum Investor Survivor                                                  -                (316)           (316)
   Platinum Investor Survivor (first reduction in expense ratio)               -                (333)           (333)
   Platinum Investor Survivor II                                               9             (64,581)        (64,572)
Janus Aspen Enterprise Portfolio - Service Shares
   AG Income Advantage VUL                                                   802                (290)            512
   Corporate America (reduced surrender charge)                              784              (1,307)           (523)
   Income Advantage Select                                                   218                 (92)            126
   Platinum Investor I & II                                                1,505             (13,542)        (12,037)
   Platinum Investor I & II (first reduction in expense ratio)            12,894              (2,646)         10,248
   Platinum Investor III                                                  50,896            (216,821)       (165,925)
   Platinum Investor III (first reduction in expense ratio)              106,269              (4,875)        101,394
   Platinum Investor IV                                                    2,804              (4,356)         (1,552)
   Platinum Investor FlexDirector                                             15                 (33)            (18)
   Platinum Investor PLUS                                                  1,063              (3,536)         (2,473)
   Platinum Investor Survivor                                                  7              (3,060)         (3,053)
   Platinum Investor Survivor (first reduction in expense ratio)           3,365                (218)          3,147
   Platinum Investor Survivor II                                             409                 (30)            379
   Platinum Investor VIP                                                   3,512              (3,336)            176
   Protection Advantage Select                                               520                (573)            (53)
Janus Aspen Forty Portfolio - Service Shares
   AG Income Advantage VUL                                                 1,295                (449)            846
   AG Income Advantage VUL (with GMWB rider)                                   -                 (39)            (39)
   Income Advantage Select                                                 1,017                (988)             29

                                   VL-R - 44

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2011.

                                                                   Accumulation Units Accumulation Units Net Increase
Divisions                                                                Issued            Redeemed       (Decrease)
---------------------------------------------------------------------------------------------------------------------
Janus Aspen Forty Portfolio - Service Shares - continued
   Protection Advantage Select                                            2,124                (992)          1,132
Janus Aspen Overseas Portfolio - Service Shares
   AG Income Advantage VUL                                                3,629              (7,609)         (3,980)
   Corporate America (reduced surrender charge)                           5,762              (8,410)         (2,648)
   Platinum Investor I & II                                               3,000             (13,951)        (10,951)
   Platinum Investor I & II (first reduction in expense ratio)           32,607             (24,469)          8,138
   Platinum Investor III                                                 27,131            (174,322)       (147,191)
   Platinum Investor III (first reduction in expense ratio)             193,141             (21,270)        171,871
   Platinum Investor IV                                                   5,720              (7,914)         (2,194)
   Platinum Investor FlexDirector                                         1,678                (543)          1,135
   Platinum Investor PLUS                                                 1,659             (31,061)        (29,402)
   Platinum Investor Survivor                                             3,993             (39,214)        (35,221)
   Platinum Investor Survivor (first reduction in expense ratio)         83,547              (8,381)         75,166
   Platinum Investor Survivor II                                          2,727              (1,338)          1,389
   Platinum Investor VIP                                                 25,314             (23,393)          1,921
   Platinum Investor VIP (with GMWB rider)                                1,108                (225)            883
   Protection Advantage Select                                            2,373              (1,986)            387
Janus Aspen Worldwide Portfolio - Service Shares
   Corporate America (reduced surrender charge)                               -                 (37)            (37)
   Platinum Investor I & II                                               1,583             (91,139)        (89,556)
   Platinum Investor I & II (first reduction in expense ratio)           27,226              (5,392)         21,834
   Platinum Investor III                                                 16,130            (132,289)       (116,159)
   Platinum Investor III (first reduction in expense ratio)              84,333              (6,003)         78,330
   Platinum Investor IV                                                   1,352              (1,013)            339
   Platinum Investor PLUS                                                 1,291              (2,025)           (734)
   Platinum Investor Survivor                                                14              (3,526)         (3,512)
   Platinum Investor Survivor (first reduction in expense ratio)          3,751                (849)          2,902
   Platinum Investor Survivor II                                            236              (3,646)         (3,410)
JPMorgan Insurance Trust Core Bond Portfolio - Class 1
   AG Income Advantage VUL                                                  308                (364)            (56)
   Income Advantage Select                                                  268                (204)             64
   Protection Advantage Select                                              932                (731)            201
JPMorgan Insurance Trust International Equity Portfolio - Class 1
   AG Income Advantage VUL                                                  237              (1,392)         (1,155)
   AG Income Advantage VUL (with GMWB rider)                                  -                 (40)            (40)
   Income Advantage Select                                                  289                (827)           (538)
   Protection Advantage Select                                              458                (734)           (276)
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1
   Platinum Investor I & II                                                   -              (4,223)         (4,223)
   Platinum Investor I & II (first reduction in expense ratio)            3,986                 (10)          3,976
   Platinum Investor III                                                    587            (100,913)       (100,326)
   Platinum Investor III (first reduction in expense ratio)               3,268              (4,835)         (1,567)
   Platinum Investor IV                                                       2                (733)           (731)
   Platinum Investor PLUS                                                     6                (623)           (617)
   Platinum Investor Survivor                                                11                 (23)            (12)
   Platinum Investor Survivor (first reduction in expense ratio)             12                 (19)             (7)
   Platinum Investor Survivor II                                              -                (118)           (118)
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1
   Platinum Investor I & II                                                 804              (1,590)           (786)
   Platinum Investor I & II (first reduction in expense ratio)            5,291              (5,129)            162
   Platinum Investor III                                                 10,300             (26,666)        (16,366)
   Platinum Investor III (first reduction in expense ratio)              15,196              (1,195)         14,001

                                   VL-R - 45

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2011.

                                                                         Accumulation Units Accumulation Units Net Increase
Divisions                                                                      Issued            Redeemed       (Decrease)
---------------------------------------------------------------------------------------------------------------------------
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 - continued
   Platinum Investor IV                                                         4,126              (5,495)         (1,369)
   Platinum Investor FlexDirector                                                  66                (337)           (271)
   Platinum Investor PLUS                                                       1,176              (1,295)           (119)
   Platinum Investor Survivor                                                       4                  (8)             (4)
   Platinum Investor Survivor (first reduction in expense ratio)                   82                (417)           (335)
   Platinum Investor Survivor II                                                2,148              (4,291)         (2,143)
   Platinum Investor VIP                                                       12,632              (8,492)          4,140
MFS VIT Core Equity Series - Initial Class
   Corporate America (reduced surrender charge)                                   307              (2,565)         (2,258)
   Platinum Investor I & II                                                     2,820             (23,049)        (20,229)
   Platinum Investor I & II (first reduction in expense ratio)                 18,014              (3,405)         14,609
   Platinum Investor III                                                       12,271            (161,174)       (148,903)
   Platinum Investor III (first reduction in expense ratio)                    97,453              (8,615)         88,838
   Platinum Investor IV                                                         1,279                (457)            822
   Platinum Investor PLUS                                                       2,179              (5,068)         (2,889)
   Platinum Investor Survivor                                                     957             (19,319)        (18,362)
   Platinum Investor Survivor (first reduction in expense ratio)               15,692                (420)         15,272
   Platinum Investor Survivor II                                                  301              (2,024)         (1,723)
MFS VIT Growth Series - Initial Class
   AG Legacy Plus                                                                  61              (1,614)         (1,553)
   AG Legacy Plus (first reduction in expense ratio)                            1,904              (1,295)            609
   Corporate America (reduced surrender charge)                                   275              (2,185)         (1,910)
   Platinum Investor I & II                                                    24,365             (52,036)        (27,671)
   Platinum Investor I & II (first reduction in expense ratio)                 57,727            (127,618)        (69,891)
   Platinum Investor III                                                       18,191            (287,049)       (268,858)
   Platinum Investor III (first reduction in expense ratio)                   139,336              (7,764)        131,572
   Platinum Investor IV                                                         1,277              (1,454)           (177)
   Platinum Investor FlexDirector                                                 669                (658)             11
   Platinum Investor PLUS                                                       2,160              (5,719)         (3,559)
   Platinum Investor Survivor                                                   6,268             (31,112)        (24,844)
   Platinum Investor Survivor (first reduction in expense ratio)               17,960              (2,089)         15,871
   Platinum Investor Survivor II                                                  153              (1,175)         (1,022)
MFS VIT New Discovery Series - Initial Class
   AG Income Advantage VUL                                                        362                (436)            (74)
   AG Legacy Plus                                                               5,027             (16,381)        (11,354)
   AG Legacy Plus (first reduction in expense ratio)                              315                   -             315
   Corporate America (reduced surrender charge)                                   656                (928)           (272)
   Income Advantage Select                                                        104                 (72)             32
   Platinum Investor I & II                                                       800             (16,279)        (15,479)
   Platinum Investor I & II (first reduction in expense ratio)                 48,707             (49,205)           (498)
   Platinum Investor III                                                       49,135            (144,385)        (95,250)
   Platinum Investor III (first reduction in expense ratio)                    46,325              (6,989)         39,336
   Platinum Investor IV                                                         5,338              (3,774)          1,564
   Platinum Investor FlexDirector                                                 765                 (80)            685
   Platinum Investor PLUS                                                       4,356              (3,353)          1,003
   Platinum Investor Survivor                                                      97              (6,616)         (6,519)
   Platinum Investor Survivor (first reduction in expense ratio)               15,707              (9,487)          6,220
   Platinum Investor Survivor II                                                1,208                (660)            548
   Platinum Investor VIP                                                        5,237              (2,377)          2,860
   Platinum Investor VIP (with GMWB rider)                                          -                 (14)            (14)
   Protection Advantage Select                                                    333                (236)             97

                                   VL-R - 46

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2011.

                                                                   Accumulation Units Accumulation Units Net Increase
Divisions                                                                Issued            Redeemed       (Decrease)
---------------------------------------------------------------------------------------------------------------------
MFS VIT Research Series - Initial Class
   AG Income Advantage VUL                                                  427                (289)            138
   Corporate America (reduced surrender charge)                              36                 (48)            (12)
   Income Advantage Select                                                  541                (341)            200
   Platinum Investor I & II                                               2,081              (7,426)         (5,345)
   Platinum Investor I & II (first reduction in expense ratio)           24,123             (29,535)         (5,412)
   Platinum Investor III                                                  9,816            (350,863)       (341,047)
   Platinum Investor III (first reduction in expense ratio)              46,395              (9,081)         37,314
   Platinum Investor IV                                                     824              (1,184)           (360)
   Platinum Investor FlexDirector                                             3                 (18)            (15)
   Platinum Investor PLUS                                                   752              (1,367)           (615)
   Platinum Investor Survivor                                                12              (7,047)         (7,035)
   Platinum Investor Survivor (first reduction in expense ratio)         13,316             (18,650)         (5,334)
   Platinum Investor Survivor II                                             28                 (53)            (25)
   Platinum Investor VIP                                                  1,893              (3,561)         (1,668)
   Protection Advantage Select                                              571                (680)           (109)
MFS VIT Total Return Series - Initial Class
   AG Legacy Plus                                                         2,806             (27,160)        (24,354)
   AG Legacy Plus (first reduction in expense ratio)                     12,464                (442)         12,022
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   AG Income Advantage VUL                                                  879                (611)            268
   Corporate America (reduced surrender charge)                           1,787              (1,489)            298
   Income Advantage Select                                                  735                (290)            445
   Platinum Investor I & II                                               2,287             (10,049)         (7,762)
   Platinum Investor I & II (first reduction in expense ratio)           23,883             (33,123)         (9,240)
   Platinum Investor III                                                 14,548            (139,525)       (124,977)
   Platinum Investor III (first reduction in expense ratio)              55,688              (4,553)         51,135
   Platinum Investor IV                                                   4,788              (5,913)         (1,125)
   Platinum Investor FlexDirector                                             6                (301)           (295)
   Platinum Investor PLUS                                                 1,904              (7,038)         (5,134)
   Platinum Investor Survivor                                               480             (18,497)        (18,017)
   Platinum Investor Survivor (first reduction in expense ratio)         19,061              (7,387)         11,674
   Platinum Investor Survivor II                                          2,138              (1,942)            196
   Platinum Investor VIP                                                 11,136              (6,572)          4,564
   Platinum Investor VIP (with GMWB rider)                                   25                 (75)            (50)
   Protection Advantage Select                                            1,305                (833)            472
Neuberger Berman AMT Partners Portfolio - Class I
   AG Legacy Plus                                                            35              (5,458)         (5,423)
   AG Legacy Plus (first reduction in expense ratio)                      3,322                 (71)          3,251
Neuberger Berman AMT Socially Responsive Portfolio - Class I
   AG Income Advantage VUL                                                   58                 (11)             47
   Corporate America (reduced surrender charge)                             695                 (19)            676
   Income Advantage Select                                                   11                  (5)              6
   Protection Advantage Select                                               38                 (14)             24
Oppenheimer Balanced Fund/VA - Non-Service Shares
   AG Income Advantage VUL                                                  214                (457)           (243)
   Income Advantage Select                                                   92                (665)           (573)
   Platinum Investor I & II                                                 265              (2,142)         (1,877)
   Platinum Investor I & II (first reduction in expense ratio)            2,457              (9,393)         (6,936)
   Platinum Investor III                                                  5,383             (14,193)         (8,810)
   Platinum Investor III (first reduction in expense ratio)               2,661                 (71)          2,590
   Platinum Investor IV                                                   2,223              (4,945)         (2,722)
   Platinum Investor FlexDirector                                           343                (808)           (465)

                                   VL-R - 47

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2011.

                                                                   Accumulation Units Accumulation Units Net Increase
Divisions                                                                Issued            Redeemed       (Decrease)
---------------------------------------------------------------------------------------------------------------------
Oppenheimer Balanced Fund/VA - Non-Service Shares - continued
   Platinum Investor PLUS                                                   555                (812)           (257)
   Platinum Investor Survivor (first reduction in expense ratio)             64                  (8)             56
   Platinum Investor Survivor II                                          1,227              (3,617)         (2,390)
   Platinum Investor VIP                                                  4,943              (7,850)         (2,907)
   Platinum Investor VIP (with GMWB rider)                                    1                 (16)            (15)
   Protection Advantage Select                                              711                (461)            250
Oppenheimer Global Securities Fund/VA - Non-Service Shares
   AG Income Advantage VUL                                                1,918              (3,478)         (1,560)
   Corporate America (reduced surrender charge)                           1,714              (2,739)         (1,025)
   Corporate Investor Select                                                141                 (42)             99
   Income Advantage Select                                                  383                (552)           (169)
   Platinum Investor I & II                                                 161             (24,723)        (24,562)
   Platinum Investor I & II (first reduction in expense ratio)            3,490                 (36)          3,454
   Platinum Investor III                                                 27,234             (30,282)         (3,048)
   Platinum Investor III (first reduction in expense ratio)              18,750              (2,276)         16,474
   Platinum Investor IV                                                   6,132              (6,413)           (281)
   Platinum Investor FlexDirector                                            39                 (66)            (27)
   Platinum Investor PLUS                                                 1,374              (2,222)           (848)
   Platinum Investor Survivor                                                 -                 (25)            (25)
   Platinum Investor Survivor (first reduction in expense ratio)            378                (246)            132
   Platinum Investor Survivor II                                          2,797              (2,046)            751
   Platinum Investor VIP                                                 14,604             (12,527)          2,077
   Platinum Investor VIP (with GMWB rider)                                   78                (181)           (103)
   Protection Advantage Select                                            1,941                (737)          1,204
Oppenheimer High Income Fund/VA - Non-Service Shares
   AG Legacy Plus                                                         1,297              (3,271)         (1,974)
   AG Legacy Plus (first reduction in expense ratio)                      1,738             (24,447)        (22,709)
PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative
Class
   AG Income Advantage VUL                                                  780                (792)            (12)
   AG Income Advantage VUL (with GMWB rider)                                  -                 (13)            (13)
   Corporate America (reduced surrender charge)                           2,286              (1,010)          1,276
   Income Advantage Select                                                  433                (235)            198
   Platinum Investor I & II                                               1,277              (1,839)           (562)
   Platinum Investor I & II (first reduction in expense ratio)           28,262             (27,337)            925
   Platinum Investor III                                                 46,947            (194,072)       (147,125)
   Platinum Investor III (first reduction in expense ratio)              29,876             (20,042)          9,834
   Platinum Investor IV                                                   5,499              (1,748)          3,751
   Platinum Investor FlexDirector                                           398                (203)            195
   Platinum Investor PLUS                                                   795                (390)            405
   Platinum Investor Survivor II                                          2,000             (36,598)        (34,598)
   Platinum Investor VIP                                                 25,627             (12,897)         12,730
   Platinum Investor VIP (with GMWB rider)                                   35                  (4)             31
   Protection Advantage Select                                            1,523                (559)            964
PIMCO VIT Global Bond Portfolio (Unhedged) - Administrative Class
   AG Income Advantage VUL                                                   93              (2,721)         (2,628)
   Income Advantage Select                                                  397                (335)             62
   Protection Advantage Select                                              377                (315)             62
PIMCO VIT Real Return Portfolio - Administrative Class
   AG Income Advantage VUL                                                  907                (774)            133
   AG Legacy Plus                                                           126             (13,820)        (13,694)
   AG Legacy Plus (first reduction in expense ratio)                      6,123                 (22)          6,101
   Corporate America (reduced surrender charge)                           4,227             (12,675)         (8,448)

                                   VL-R - 48

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2011.

                                                                    Accumulation Units Accumulation Units Net Increase
Divisions                                                                 Issued            Redeemed       (Decrease)
----------------------------------------------------------------------------------------------------------------------
PIMCO VIT Real Return Portfolio - Administrative Class - continued
   Corporate Investor Select                                                   58                 (18)            40
   Income Advantage Select                                                    334                (986)          (652)
   Platinum Investor I & II                                                 3,656             (26,573)       (22,917)
   Platinum Investor I & II (first reduction in expense ratio)            174,695            (169,362)         5,333
   Platinum Investor III                                                   35,106            (123,334)       (88,228)
   Platinum Investor III (first reduction in expense ratio)               114,576             (13,065)       101,511
   Platinum Investor IV                                                     7,114             (15,176)        (8,062)
   Platinum Investor FlexDirector                                               7                 (88)           (81)
   Platinum Investor PLUS                                                   3,957              (6,470)        (2,513)
   Platinum Investor Survivor                                                 401              (6,038)        (5,637)
   Platinum Investor Survivor (first reduction in expense ratio)           12,701              (6,974)         5,727
   Platinum Investor Survivor II                                            2,959              (4,541)        (1,582)
   Platinum Investor VIP                                                   20,006             (10,243)         9,763
   Protection Advantage Select                                                693                (591)           102
PIMCO VIT Short-Term Portfolio - Administrative Class
   AG Income Advantage VUL                                                  1,005              (1,539)          (534)
   AG Income Advantage VUL (with GMWB rider)                                    -                 (25)           (25)
   Corporate America (reduced surrender charge)                                93              (2,886)        (2,793)
   Corporate Investor Select                                                    -                 (11)           (11)
   Income Advantage Select                                                    228                (423)          (195)
   Platinum Investor I & II                                                 4,580             (23,647)       (19,067)
   Platinum Investor I & II (first reduction in expense ratio)            214,205             (82,535)       131,670
   Platinum Investor III                                                1,274,017          (1,109,681)       164,336
   Platinum Investor III (first reduction in expense ratio)               168,951             (91,161)        77,790
   Platinum Investor IV                                                     5,187              (4,137)         1,050
   Platinum Investor FlexDirector                                             412                (864)          (452)
   Platinum Investor PLUS                                                   3,223              (6,969)        (3,746)
   Platinum Investor Survivor                                                 158             (28,224)       (28,066)
   Platinum Investor Survivor (first reduction in expense ratio)          129,897            (102,527)        27,370
   Platinum Investor Survivor II                                           60,088              (6,957)        53,131
   Platinum Investor VIP                                                   14,874             (17,095)        (2,221)
   Platinum Investor VIP (with GMWB rider)                                    106                 (14)            92
   Protection Advantage Select                                                319                (353)           (34)
PIMCO VIT Total Return Portfolio - Administrative Class
   AG Income Advantage VUL                                                  1,419              (1,973)          (554)
   AG Income Advantage VUL (with GMWB rider)                                    1                 (23)           (22)
   AG Legacy Plus                                                             225              (6,361)        (6,136)
   AG Legacy Plus (first reduction in expense ratio)                        5,265                 (23)         5,242
   Corporate America (reduced surrender charge)                             8,478             (19,598)       (11,120)
   Corporate Investor Select                                                  125                 (27)            98
   Income Advantage Select                                                    572              (1,312)          (740)
   Platinum Investor I & II                                                 9,596             (31,763)       (22,167)
   Platinum Investor I & II (first reduction in expense ratio)            118,431            (207,429)       (88,998)
   Platinum Investor III                                                   73,854            (705,628)      (631,774)
   Platinum Investor III (first reduction in expense ratio)               170,850             (72,366)        98,484
   Platinum Investor IV                                                    17,750             (22,612)        (4,862)
   Platinum Investor FlexDirector                                           1,295              (1,760)          (465)
   Platinum Investor PLUS                                                   6,486              (8,659)        (2,173)
   Platinum Investor Survivor                                               1,451             (29,712)       (28,261)
   Platinum Investor Survivor (first reduction in expense ratio)           63,732             (97,095)       (33,363)
   Platinum Investor Survivor II                                            4,808              (6,159)        (1,351)
   Platinum Investor VIP                                                   26,324             (34,841)        (8,517)

                                   VL-R - 49

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2011.

                                                                     Accumulation Units Accumulation Units Net Increase
Divisions                                                                  Issued            Redeemed       (Decrease)
-----------------------------------------------------------------------------------------------------------------------
PIMCO VIT Total Return Portfolio - Administrative Class - continued
   Platinum Investor VIP (with GMWB rider)                                    144                (63)             81
   Protection Advantage Select                                              5,958             (3,143)          2,815
Pioneer Fund VCT Portfolio - Class I
   Platinum Investor I & II                                                 3,503            (11,897)         (8,394)
   Platinum Investor I & II (first reduction in expense ratio)             19,041            (55,658)        (36,617)
   Platinum Investor III                                                    1,622            (19,959)        (18,337)
   Platinum Investor III (first reduction in expense ratio)                20,327             (3,366)         16,961
   Platinum Investor PLUS                                                      48               (532)           (484)
   Platinum Investor Survivor                                                 134             (2,467)         (2,333)
   Platinum Investor Survivor (first reduction in expense ratio)            3,458               (106)          3,352
   Platinum Investor Survivor II                                                1               (220)           (219)
Pioneer Growth Opportunities VCT Portfolio - Class I
   Corporate America                                                          534               (600)            (66)
   Platinum Investor I & II                                                 3,338            (10,987)         (7,649)
   Platinum Investor I & II (first reduction in expense ratio)             15,250            (42,606)        (27,356)
   Platinum Investor III                                                    5,488            (40,423)        (34,935)
   Platinum Investor III (first reduction in expense ratio)                30,418             (1,648)         28,770
   Platinum Investor PLUS                                                   1,027             (1,770)           (743)
   Platinum Investor Survivor                                                  61             (1,351)         (1,290)
   Platinum Investor Survivor (first reduction in expense ratio)            1,743               (259)          1,484
   Platinum Investor Survivor II                                                -               (133)           (133)
Pioneer Mid Cap Value VCT Portfolio - Class I
   AG Income Advantage VUL                                                    197               (268)            (71)
   Corporate America (reduced surrender charge)                             1,268               (727)            541
   Income Advantage Select                                                    130                (70)             60
   Platinum Investor I & II                                                    31                (16)             15
   Platinum Investor I & II (first reduction in expense ratio)                  -                (14)            (14)
   Platinum Investor III                                                   14,589             (1,414)         13,175
   Platinum Investor III (first reduction in expense ratio)                 3,273               (532)          2,741
   Platinum Investor IV                                                     1,229             (1,046)            183
   Platinum Investor FlexDirector                                           1,129               (375)            754
   Platinum Investor PLUS                                                     428               (446)            (18)
   Platinum Investor Survivor II                                            2,309             (1,332)            977
   Platinum Investor VIP                                                    6,241             (5,672)            569
   Platinum Investor VIP (with GMWB rider)                                    486               (203)            283
   Protection Advantage Select                                                520               (235)            285
Putnam VT Diversified Income Fund - Class IB
   AG Income Advantage VUL                                                    357             (1,787)         (1,430)
   AG Legacy Plus                                                             141             (3,652)         (3,511)
   AG Legacy Plus (first reduction in expense ratio)                        1,629                (15)          1,614
   Corporate America                                                            -             (5,643)         (5,643)
   Corporate America (reduced surrender charge)                             2,866            (11,029)         (8,163)
   Income Advantage Select                                                     68               (287)           (219)
   Income Advantage Select (with GMWB rider)                                    9                (18)             (9)
   Platinum Investor I & II                                                 1,052             (2,092)         (1,040)
   Platinum Investor I & II (first reduction in expense ratio)              4,399             (7,973)         (3,574)
   Platinum Investor III                                                   17,940            (53,314)        (35,374)
   Platinum Investor III (first reduction in expense ratio)                38,202             (1,979)         36,223
   Platinum Investor IV                                                     1,411             (2,058)           (647)
   Platinum Investor FlexDirector                                              53                 (1)             52
   Platinum Investor PLUS                                                     480             (1,253)           (773)
   Platinum Investor Survivor                                                   -               (762)           (762)

                                   VL-R - 50

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2011.

                                                                   Accumulation Units Accumulation Units Net Increase
Divisions                                                                Issued            Redeemed       (Decrease)
---------------------------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund - Class IB - continued
   Platinum Investor Survivor (first reduction in expense ratio)          1,298                 (24)          1,274
   Platinum Investor Survivor II                                          1,068                (489)            579
   Platinum Investor VIP                                                  4,051              (8,408)         (4,357)
   Protection Advantage Select                                              247                (228)             19
Putnam VT Growth and Income Fund - Class IB
   Corporate America                                                          2              (9,519)         (9,517)
   Corporate America (reduced surrender charge)                           1,322              (1,273)             49
   Platinum Investor I & II                                              23,843             (65,718)        (41,875)
   Platinum Investor I & II (first reduction in expense ratio)           73,929             (52,851)         21,078
   Platinum Investor III                                                 39,968            (188,861)       (148,893)
   Platinum Investor III (first reduction in expense ratio)             123,542             (10,567)        112,975
   Platinum Investor IV                                                   6,007              (5,462)            545
   Platinum Investor FlexDirector                                            19                (407)           (388)
   Platinum Investor PLUS                                                 3,020              (3,398)           (378)
   Platinum Investor Survivor                                             4,604             (16,124)        (11,520)
   Platinum Investor Survivor (first reduction in expense ratio)         12,875              (7,703)          5,172
   Platinum Investor Survivor II                                          1,098              (2,986)         (1,888)
Putnam VT International Value Fund - Class IB
   Corporate America (reduced surrender charge)                           3,684              (1,405)          2,279
   Platinum Investor I & II                                              12,657             (30,338)        (17,681)
   Platinum Investor I & II (first reduction in expense ratio)           43,930             (86,664)        (42,734)
   Platinum Investor III                                                 10,522             (70,312)        (59,790)
   Platinum Investor III (first reduction in expense ratio)              74,770              (3,449)         71,321
   Platinum Investor IV                                                   2,912              (3,797)           (885)
   Platinum Investor FlexDirector                                            11                (111)           (100)
   Platinum Investor PLUS                                                 1,418              (1,913)           (495)
   Platinum Investor Survivor                                             1,775              (5,651)         (3,876)
   Platinum Investor Survivor (first reduction in expense ratio)          7,222              (6,088)          1,134
   Platinum Investor Survivor II                                            294                (490)           (196)
   Platinum Investor VIP                                                 14,245             (10,249)          3,996
   Platinum Investor VIP (with GMWB rider)                                   99                (234)           (135)
Putnam VT Multi-Cap Growth Fund - Class IB
   AG Legacy Plus                                                           426             (13,483)        (13,057)
   AG Legacy Plus (first reduction in expense ratio)                        973                (998)            (25)
Putnam VT Small Cap Value Fund - Class IB
   AG Income Advantage VUL                                                  232              (3,426)         (3,194)
   AG Legacy Plus                                                           654              (8,850)         (8,196)
   AG Legacy Plus (first reduction in expense ratio)                      7,677              (1,279)          6,398
   Income Advantage Select                                                   75                 (39)             36
   Protection Advantage Select                                              129                 (75)             54
Putnam VT Voyager Fund - Class IB
   AG Legacy Plus                                                         7,668             (32,875)        (25,207)
   AG Legacy Plus (first reduction in expense ratio)                      3,005              (1,089)          1,916
SunAmerica Aggressive Growth Portfolio - Class 1
   AG Income Advantage VUL                                                1,636                (226)          1,410
   Income Advantage Select                                                  105                (259)           (154)
   Platinum Investor I & II                                                 196                (196)              -
   Platinum Investor I & II (first reduction in expense ratio)           22,508              (3,000)         19,508
   Platinum Investor III                                                  5,614              (6,091)           (477)
   Platinum Investor III (first reduction in expense ratio)               3,696                (825)          2,871
   Platinum Investor IV                                                   1,627              (2,279)           (652)
   Platinum Investor FlexDirector                                             5                 (29)            (24)

                                   VL-R - 51

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2011.

                                                                   Accumulation Units Accumulation Units Net Increase
Divisions                                                                Issued            Redeemed       (Decrease)
---------------------------------------------------------------------------------------------------------------------
SunAmerica Aggressive Growth Portfolio - Class 1 - continued
   Platinum Investor PLUS                                                   935             (1,893)           (958)
   Platinum Investor Survivor II                                             24                (49)            (25)
   Platinum Investor VIP                                                 14,447             (3,994)         10,453
   Protection Advantage Select                                               46                (50)             (4)
SunAmerica Balanced Portfolio - Class 1
   AG Income Advantage VUL                                                   82               (123)            (41)
   Income Advantage Select                                                   76               (629)           (553)
   Platinum Investor I & II                                                   8               (290)           (282)
   Platinum Investor I & II (first reduction in expense ratio)            2,445             (1,651)            794
   Platinum Investor III                                                 20,800            (19,647)          1,153
   Platinum Investor III (first reduction in expense ratio)               6,040             (3,919)          2,121
   Platinum Investor IV                                                     879               (702)            177
   Platinum Investor FlexDirector                                             4                 (3)              1
   Platinum Investor PLUS                                                 1,878             (1,974)            (96)
   Platinum Investor Survivor II                                            599               (317)            282
   Platinum Investor VIP                                                  5,960             (3,687)          2,273
   Protection Advantage Select                                              232               (193)             39
UIF Growth Portfolio - Class I Shares
   Platinum Investor I & II                                               7,554            (17,937)        (10,383)
   Platinum Investor I & II (first reduction in expense ratio)           25,201            (46,074)        (20,873)
   Platinum Investor III                                                  4,305            (20,006)        (15,701)
   Platinum Investor III (first reduction in expense ratio)              10,107             (1,366)          8,741
   Platinum Investor IV                                                   1,035             (1,398)           (363)
   Platinum Investor PLUS                                                   455               (505)            (50)
   Platinum Investor Survivor                                               153             (3,959)         (3,806)
   Platinum Investor Survivor (first reduction in expense ratio)          3,734               (157)          3,577
   Platinum Investor Survivor II                                              -               (165)           (165)
VALIC Company I International Equities Fund
   AG Income Advantage VUL                                                  995             (1,812)           (817)
   AG Legacy Plus                                                         5,414            (13,304)         (7,890)
   AG Legacy Plus (first reduction in expense ratio)                      2,026                (41)          1,985
   Corporate America (reduced surrender charge)                             256                (99)            157
   Income Advantage Select                                                  174                (90)             84
   Platinum Investor I & II                                               3,288            (40,363)        (37,075)
   Platinum Investor I & II (first reduction in expense ratio)           12,654            (13,010)           (356)
   Platinum Investor III                                                  8,005            (55,967)        (47,962)
   Platinum Investor III (first reduction in expense ratio)              25,306             (2,655)         22,651
   Platinum Investor IV                                                   1,798             (2,118)           (320)
   Platinum Investor FlexDirector                                             1                (57)            (56)
   Platinum Investor PLUS                                                 2,802             (1,102)          1,700
   Platinum Investor Survivor                                                88             (8,831)         (8,743)
   Platinum Investor Survivor (first reduction in expense ratio)         10,805                (96)         10,709
   Platinum Investor Survivor II                                          1,094             (1,777)           (683)
   Platinum Investor VIP                                                  6,574             (7,155)           (581)
   Protection Advantage Select                                              400               (432)            (32)
VALIC Company I Mid Cap Index Fund
   AG Income Advantage VUL                                                  535             (1,214)           (679)
   AG Legacy Plus                                                           162             (8,425)         (8,263)
   AG Legacy Plus (first reduction in expense ratio)                      4,022             (1,151)          2,871
   Corporate America                                                        916               (996)            (80)
   Corporate America (reduced surrender charge)                             501             (3,088)         (2,587)
   Income Advantage Select                                                  117                (50)             67

                                   VL-R - 52

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2011.

                                                                   Accumulation Units Accumulation Units Net Increase
Divisions                                                                Issued            Redeemed       (Decrease)
---------------------------------------------------------------------------------------------------------------------
VALIC Company I Mid Cap Index Fund - continued
   Platinum Investor I & II                                               3,286             (22,947)        (19,661)
   Platinum Investor I & II (first reduction in expense ratio)           79,527             (92,695)        (13,168)
   Platinum Investor III                                                 24,934            (171,322)       (146,388)
   Platinum Investor III (first reduction in expense ratio)             179,808             (13,322)        166,486
   Platinum Investor IV                                                   2,870              (3,071)           (201)
   Platinum Investor FlexDirector                                            43                 (23)             20
   Platinum Investor PLUS                                                 2,580              (2,894)           (314)
   Platinum Investor Survivor                                               100             (13,616)        (13,516)
   Platinum Investor Survivor (first reduction in expense ratio)         24,955              (5,969)         18,986
   Platinum Investor Survivor II                                            874              (2,549)         (1,675)
   Platinum Investor VIP                                                 17,451             (28,286)        (10,835)
   Platinum Investor VIP (with GMWB rider)                                   71                (169)            (98)
   Protection Advantage Select                                              128                (620)           (492)
VALIC Company I Money Market I Fund
   AG Income Advantage VUL                                                6,461              (8,145)         (1,684)
   AG Income Advantage VUL (with GMWB rider)                                190                  (1)            189
   AG Legacy Plus                                                         6,476             (12,924)         (6,448)
   AG Legacy Plus (first reduction in expense ratio)                      1,646                 (62)          1,584
   Corporate America                                                        425              (4,272)         (3,847)
   Corporate America (reduced surrender charge)                          22,391            (198,886)       (176,495)
   Income Advantage Select                                                3,398              (3,566)           (168)
   Platinum Investor I & II                                              41,971             (99,559)        (57,588)
   Platinum Investor I & II (first reduction in expense ratio)          402,791            (170,729)        232,062
   Platinum Investor III                                                280,912            (364,418)        (83,506)
   Platinum Investor III (first reduction in expense ratio)             209,114             (70,145)        138,969
   Platinum Investor IV                                                  49,316             (57,904)         (8,588)
   Platinum Investor FlexDirector                                         2,434              (1,984)            450
   Platinum Investor PLUS                                                43,688             (35,325)          8,363
   Platinum Investor Survivor                                             1,431             (69,049)        (67,618)
   Platinum Investor Survivor (first reduction in expense ratio)        152,843             (96,185)         56,658
   Platinum Investor Survivor II                                          9,627              (2,875)          6,752
   Platinum Investor VIP                                                143,370             (83,208)         60,162
   Platinum Investor VIP (with GMWB rider)                                   47                  (6)             41
   Protection Advantage Select                                           15,477              (3,980)         11,497
VALIC Company I Nasdaq-100 Index Fund
   AG Income Advantage VUL                                                  844              (4,608)         (3,764)
   Income Advantage Select                                                   17                 (12)              5
   Platinum Investor I & II                                               3,782             (13,276)         (9,494)
   Platinum Investor I & II (first reduction in expense ratio)           45,188             (40,902)          4,286
   Platinum Investor III                                                 39,018            (159,808)       (120,790)
   Platinum Investor III (first reduction in expense ratio)              60,028              (3,301)         56,727
   Platinum Investor IV                                                     850                (663)            187
   Platinum Investor FlexDirector                                            17                 (57)            (40)
   Platinum Investor PLUS                                                 1,163              (2,200)         (1,037)
   Platinum Investor Survivor                                             3,197              (8,552)         (5,355)
   Platinum Investor Survivor (first reduction in expense ratio)          3,078              (2,773)            305
   Platinum Investor Survivor II                                            380             (19,504)        (19,124)
   Platinum Investor VIP                                                  2,447              (1,272)          1,175
   Protection Advantage Select                                            1,183                (700)            483
VALIC Company I Science & Technology Fund
   AG Income Advantage VUL                                                  363                 (26)            337
   Income Advantage Select                                                    7                  (4)              3

                                   VL-R - 53

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2011.

                                                                   Accumulation Units Accumulation Units Net Increase
Divisions                                                                Issued            Redeemed       (Decrease)
---------------------------------------------------------------------------------------------------------------------
VALIC Company I Mid Cap Index Fund - continued
   Platinum Investor I & II                                                 172              (5,004)         (4,832)
   Platinum Investor I & II (first reduction in expense ratio)            6,523              (4,545)          1,978
   Platinum Investor III                                                 17,311             (96,961)        (79,650)
   Platinum Investor III (first reduction in expense ratio)              30,135              (1,652)         28,483
   Platinum Investor IV                                                     783                (320)            463
   Platinum Investor FlexDirector                                           409                (120)            289
   Platinum Investor PLUS                                                   495                (789)           (294)
   Platinum Investor Survivor                                                 1              (4,794)         (4,793)
   Platinum Investor Survivor (first reduction in expense ratio)          2,629                 (32)          2,597
   Platinum Investor Survivor II                                          3,064              (1,481)          1,583
   Platinum Investor VIP                                                  3,473              (2,764)            709
   Protection Advantage Select                                               74                (537)           (463)
VALIC Company I Small Cap Index Fund
   AG Income Advantage VUL                                                  501              (4,462)         (3,961)
   Corporate America (reduced surrender charge)                           3,585              (8,556)         (4,971)
   Corporate Investor Select                                                 93                 (29)             64
   Income Advantage Select                                                   78                 (57)             21
   Platinum Investor I & II                                               2,537              (4,445)         (1,908)
   Platinum Investor I & II (first reduction in expense ratio)           42,235             (15,017)         27,218
   Platinum Investor III                                                 21,619             (84,669)        (63,050)
   Platinum Investor III (first reduction in expense ratio)              66,108              (1,455)         64,653
   Platinum Investor IV                                                   3,022              (5,360)         (2,338)
   Platinum Investor FlexDirector                                           173                (108)             65
   Platinum Investor PLUS                                                 2,071              (2,429)           (358)
   Platinum Investor Survivor                                                75              (3,566)         (3,491)
   Platinum Investor Survivor (first reduction in expense ratio)          5,315              (1,363)          3,952
   Platinum Investor Survivor II                                          1,364              (2,626)         (1,262)
   Platinum Investor VIP                                                 21,757             (28,587)         (6,830)
   Protection Advantage Select                                            1,024                (593)            431
VALIC Company I Stock Index Fund
   AG Income Advantage VUL                                                  570              (9,148)         (8,578)
   AG Legacy Plus                                                         9,118             (19,665)        (10,547)
   AG Legacy Plus (first reduction in expense ratio)                      4,684              (3,391)          1,293
   Corporate America                                                      1,005              (1,178)           (173)
   Corporate America (reduced surrender charge)                           4,666             (23,133)        (18,467)
   Corporate Investor Select                                                106                 (31)             75
   Income Advantage Select                                                4,131                (965)          3,166
   Platinum Investor I & II                                              12,667             (69,249)        (56,582)
   Platinum Investor I & II (first reduction in expense ratio)          125,276            (272,671)       (147,395)
   Platinum Investor III                                                 34,992            (483,927)       (448,935)
   Platinum Investor III (first reduction in expense ratio)             215,932             (15,457)        200,475
   Platinum Investor IV                                                   7,943              (9,421)         (1,478)
   Platinum Investor FlexDirector                                            41                (386)           (345)
   Platinum Investor PLUS                                                 4,832             (22,101)        (17,269)
   Platinum Investor Survivor                                             1,250             (91,394)        (90,144)
   Platinum Investor Survivor (first reduction in expense ratio)         90,133              (7,301)         82,832
   Platinum Investor Survivor II                                          7,207              (2,397)          4,810
   Platinum Investor VIP                                                 23,032             (38,803)        (15,771)
   Protection Advantage Select                                            1,161                (818)            343
Vanguard VIF High Yield Bond Portfolio
   AG Income Advantage VUL                                                2,128              (5,203)         (3,075)
   Corporate America (reduced surrender charge)                           2,158             (10,831)         (8,673)

                                   VL-R - 54

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2011.

                                                                   Accumulation Units Accumulation Units Net Increase
Divisions                                                                Issued            Redeemed       (Decrease)
---------------------------------------------------------------------------------------------------------------------
Vanguard VIF High Yield Bond Portfolio - continued
   Corporate Investor Select                                                 91                 (28)             63
   Income Advantage Select                                                  266                (556)           (290)
   Platinum Investor I & II                                               5,727             (11,141)         (5,414)
   Platinum Investor I & II (first reduction in expense ratio)           21,608             (18,093)          3,515
   Platinum Investor III                                                 36,604             (87,599)        (50,995)
   Platinum Investor III (first reduction in expense ratio)              53,156              (5,312)         47,844
   Platinum Investor IV                                                   4,059              (7,792)         (3,733)
   Platinum Investor FlexDirector                                            21                (202)           (181)
   Platinum Investor PLUS                                                 2,211              (4,328)         (2,117)
   Platinum Investor Survivor                                               843             (11,351)        (10,508)
   Platinum Investor Survivor (first reduction in expense ratio)         16,443              (2,695)         13,748
   Platinum Investor Survivor II                                          5,096              (2,826)          2,270
   Platinum Investor VIP                                                  9,355              (6,095)          3,260
   Platinum Investor VIP (with GMWB rider)                                   23                  (3)             20
   Protection Advantage Select                                              605                (338)            267
Vanguard VIF REIT Index Portfolio
   AG Income Advantage VUL                                                2,035              (3,480)         (1,445)
   AG Income Advantage VUL (with GMWB rider)                                  -                 (17)            (17)
   Corporate America (reduced surrender charge)                           4,168              (9,053)         (4,885)
   Income Advantage Select                                                  435                (363)             72
   Income Advantage Select (with GMWB rider)                                  9                 (17)             (8)
   Platinum Investor I & II                                               4,006              (9,910)         (5,904)
   Platinum Investor I & II (first reduction in expense ratio)           29,655             (50,270)        (20,615)
   Platinum Investor III                                                 14,552            (124,602)       (110,050)
   Platinum Investor III (first reduction in expense ratio)              93,350             (13,410)         79,940
   Platinum Investor IV                                                  10,120              (9,935)            185
   Platinum Investor FlexDirector                                           959              (1,470)           (511)
   Platinum Investor PLUS                                                14,007              (5,441)          8,566
   Platinum Investor Survivor                                               890              (3,588)         (2,698)
   Platinum Investor Survivor (first reduction in expense ratio)          9,311             (16,100)         (6,789)
   Platinum Investor Survivor II                                          1,397              (3,970)         (2,573)
   Platinum Investor VIP                                                 18,507             (16,280)          2,227
   Platinum Investor VIP (with GMWB rider)                                   83                 (56)             27
   Protection Advantage Select                                            2,187                (787)          1,400

                                   VL-R - 55

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2010.

                                                                   Accumulation Units Accumulation Units Net Increase
Divisions                                                                Issued            Redeemed       (Decrease)
---------------------------------------------------------------------------------------------------------------------
Alger Capital Appreciation Portfolio - Class I-2 Shares
   AG Income Advantage VUL                                                1,825             (3,286)         (1,461)
   Corporate America (reduced surrender charge)                           2,055               (211)          1,844
   Income Advantage Select                                                1,623               (514)          1,109
   Platinum Investor I & II                                                  18             (1,539)         (1,521)
   Platinum Investor I & II (first reduction in expense ratio)            3,093                (76)          3,017
   Platinum Investor III                                                  5,510            (13,468)         (7,958)
   Platinum Investor III (first reduction in expense ratio)                 339                  -             339
   Platinum Investor IV                                                   2,313             (4,369)         (2,056)
   Platinum Investor FlexDirector                                            35                (19)             16
   Platinum Investor PLUS                                                 1,461             (1,643)           (182)
   Platinum Investor Survivor                                               782                (70)            712
   Platinum Investor Survivor (first reduction in expense ratio)            770                  -             770
   Platinum Investor Survivor II                                            251               (503)           (252)
   Platinum Investor VIP                                                 11,134             (8,339)          2,795
   Platinum Investor VIP (with GMWB rider)                                  643               (123)            520
   Protection Advantage Select                                            4,287             (1,782)          2,505
Alger Mid Cap Growth Portfolio - Class I-2 Shares
   AG Income Advantage VUL                                                1,692             (2,984)         (1,292)
   AG Income Advantage VUL (with GMWB rider)                                  -                (60)            (60)
   Corporate America (reduced surrender charge)                           1,487             (3,882)         (2,395)
   Income Advantage Select                                                  844               (175)            669
   Platinum Investor I & II                                                  32               (379)           (347)
   Platinum Investor I & II (first reduction in expense ratio)                5                (19)            (14)
   Platinum Investor III                                                  8,764            (10,350)         (1,586)
   Platinum Investor IV                                                   3,784             (6,913)         (3,129)
   Platinum Investor FlexDirector                                            58                (86)            (28)
   Platinum Investor PLUS                                                 1,775             (2,860)         (1,085)
   Platinum Investor Survivor                                                 -             (4,655)         (4,655)
   Platinum Investor Survivor (first reduction in expense ratio)          8,922                 (7)          8,915
   Platinum Investor Survivor II                                         25,216             (2,025)         23,191
   Platinum Investor VIP                                                  9,798             (7,136)          2,662
   Platinum Investor VIP (with GMWB rider)                                   35                 (8)             27
   Protection Advantage Select                                            1,131             (5,794)         (4,663)
American Century VP Value Fund - Class I
   AG Income Advantage VUL                                                1,721             (1,040)            681
   AG Legacy Plus                                                           505             (5,048)         (4,543)
   AG Legacy Plus (first reduction in expense ratio)                      1,079                (21)          1,058
   Corporate America (reduced surrender charge)                           5,641             (2,218)          3,423
   Income Advantage Select                                                  502               (316)            186
   Platinum Investor I & II                                               1,589            (55,793)        (54,204)
   Platinum Investor I & II (first reduction in expense ratio)           58,463            (28,664)         29,799
   Platinum Investor III                                                 43,487            (77,892)        (34,405)
   Platinum Investor III (first reduction in expense ratio)                  16                  -              16
   Platinum Investor IV                                                  13,204            (11,681)          1,523
   Platinum Investor FlexDirector                                            51               (130)            (79)
   Platinum Investor PLUS                                                 7,788            (10,424)         (2,636)
   Platinum Investor Survivor                                               453             (4,906)         (4,453)
   Platinum Investor Survivor (first reduction in expense ratio)          6,108                (49)          6,059
   Platinum Investor Survivor II                                          7,621             (5,692)          1,929
   Platinum Investor VIP                                                 29,074            (23,079)          5,995
   Platinum Investor VIP (with GMWB rider)                                    2                 (5)             (3)
   Protection Advantage Select                                            2,087             (1,114)            973

                                   VL-R - 56

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2010.

                                                                   Accumulation Units Accumulation Units Net Increase
Divisions                                                                Issued            Redeemed       (Decrease)
---------------------------------------------------------------------------------------------------------------------
Credit Suisse U.S. Equity Flex I Portfolio
   AG Income Advantage VUL                                                  367                (356)             11
   AG Income Advantage VUL (with GMWB rider)                                  -                 (37)            (37)
   Corporate America (reduced surrender charge)                             237                 (21)            216
   Income Advantage Select                                                  131                 (99)             32
   Platinum Investor I & II                                                 274              (3,119)         (2,845)
   Platinum Investor I & II (first reduction in expense ratio)            2,277                (215)          2,062
   Platinum Investor III                                                 16,624             (23,438)         (6,814)
   Platinum Investor III (first reduction in expense ratio)               2,128                   -           2,128
   Platinum Investor IV                                                   1,566              (2,657)         (1,091)
   Platinum Investor FlexDirector                                         2,652                (189)          2,463
   Platinum Investor PLUS                                                 2,448              (3,240)           (792)
   Platinum Investor Survivor                                                62              (2,749)         (2,687)
   Platinum Investor Survivor (first reduction in expense ratio)          1,042                   -           1,042
   Platinum Investor Survivor II                                          1,548              (1,689)           (141)
   Platinum Investor VIP                                                  2,587              (4,109)         (1,522)
   Protection Advantage Select                                              508              (3,687)         (3,179)
Dreyfus IP MidCap Stock Portfolio - Initial Shares
   Platinum Investor I & II                                                 890             (28,097)        (27,207)
   Platinum Investor I & II (first reduction in expense ratio)           43,515              (5,644)         37,871
   Platinum Investor III                                                 22,434             (35,333)        (12,899)
   Platinum Investor III (first reduction in expense ratio)                 648                  (6)            642
   Platinum Investor IV                                                   3,865              (3,670)            195
   Platinum Investor FlexDirector                                             2                  (3)             (1)
   Platinum Investor PLUS                                                 1,925              (2,446)           (521)
   Platinum Investor Survivor                                               546              (3,458)         (2,912)
   Platinum Investor Survivor (first reduction in expense ratio)          4,823                 (46)          4,777
   Platinum Investor Survivor II                                            529              (1,614)         (1,085)
Dreyfus VIF International Value Portfolio - Initial Shares
   AG Income Advantage VUL                                                1,140                (677)            463
   AG Income Advantage VUL (with GMWB rider)                                  -                 (46)            (46)
   Income Advantage Select                                                1,435                (496)            939
   Protection Advantage Select                                            1,943                (927)          1,016
Dreyfus VIF Opportunistic Small Cap Portfolio - Initial Shares
   Corporate America                                                         30                (815)           (785)
   Platinum Investor I & II                                               9,498            (109,975)       (100,477)
   Platinum Investor I & II (first reduction in expense ratio)          126,864             (35,022)         91,842
   Platinum Investor III                                                 58,527            (115,156)        (56,629)
   Platinum Investor III (first reduction in expense ratio)              27,996                (134)         27,862
   Platinum Investor IV                                                   5,408              (4,680)            728
   Platinum Investor FlexDirector                                             -                (464)           (464)
   Platinum Investor PLUS                                                 6,883              (7,160)           (277)
   Platinum Investor Survivor                                               977             (19,308)        (18,331)
   Platinum Investor Survivor (first reduction in expense ratio)         15,299                 (55)         15,244
   Platinum Investor Survivor II                                            276              (1,146)           (870)
Dreyfus VIF Quality Bond Portfolio - Initial Shares
   Corporate America                                                         11                (462)           (451)
   Corporate America (reduced surrender charge)                           2,255              (3,799)         (1,544)
   Platinum Investor I & II                                               1,081             (79,776)        (78,695)
   Platinum Investor I & II (first reduction in expense ratio)          113,244             (24,414)         88,830
   Platinum Investor III                                                 23,104             (81,868)        (58,764)
   Platinum Investor III (first reduction in expense ratio)              53,535                   -          53,535
   Platinum Investor IV                                                   3,941              (5,236)         (1,295)

                                   VL-R - 57

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2010.

                                                                   Accumulation Units Accumulation Units Net Increase
Divisions                                                                Issued            Redeemed       (Decrease)
---------------------------------------------------------------------------------------------------------------------
Dreyfus VIF Quality Bond Portfolio - Initial Shares - Continued
   Platinum Investor FlexDirector                                            53                 (40)             13
   Platinum Investor PLUS                                                 2,569              (6,207)         (3,638)
   Platinum Investor Survivor                                               252             (10,154)         (9,902)
   Platinum Investor Survivor (first reduction in expense ratio)         14,317                (118)         14,199
   Platinum Investor Survivor II                                            537              (3,563)         (3,026)
Fidelity VIP Asset Manager Portfolio - Service Class 2
   AG Income Advantage VUL                                                1,098                (418)            680
   AG Legacy Plus                                                           446              (1,325)           (879)
   Income Advantage Select                                                  123                (147)            (24)
   Platinum Investor I & II                                                 259             (62,555)        (62,296)
   Platinum Investor I & II (first reduction in expense ratio)            3,780              (2,297)          1,483
   Platinum Investor III                                                 24,782             (51,001)        (26,219)
   Platinum Investor IV                                                   1,877              (2,958)         (1,081)
   Platinum Investor FlexDirector                                            16                 (67)            (51)
   Platinum Investor PLUS                                                 2,733              (3,570)           (837)
   Platinum Investor Survivor                                               404              (5,942)         (5,538)
   Platinum Investor Survivor (first reduction in expense ratio)          6,302                 (11)          6,291
   Platinum Investor Survivor II                                          1,995              (2,760)           (765)
   Platinum Investor VIP                                                  5,192              (3,309)          1,883
   Protection Advantage Select                                            2,972              (2,165)            807
Fidelity VIP Contrafund Portfolio - Service Class 2
   AG Income Advantage VUL                                                6,124              (5,044)          1,080
   AG Legacy Plus                                                           697              (4,278)         (3,581)
   AG Legacy Plus (first reduction in expense ratio)                      1,302                 (22)          1,280
   Corporate America (reduced surrender charge)                           7,541              (5,451)          2,090
   Corporate Investor Select                                                162                 (17)            145
   Income Advantage Select                                                1,860              (1,313)            547
   Platinum Investor I & II                                               4,643            (117,694)       (113,051)
   Platinum Investor I & II (first reduction in expense ratio)          134,114             (49,885)         84,229
   Platinum Investor III                                                 94,995            (313,446)       (218,451)
   Platinum Investor III (first reduction in expense ratio)             147,181                (679)        146,502
   Platinum Investor IV                                                  27,259             (19,703)          7,556
   Platinum Investor FlexDirector                                           451              (1,530)         (1,079)
   Platinum Investor PLUS                                                12,537             (17,378)         (4,841)
   Platinum Investor Survivor                                             4,422             (15,279)        (10,857)
   Platinum Investor Survivor (first reduction in expense ratio)         28,135                (187)         27,948
   Platinum Investor Survivor II                                          5,532             (46,624)        (41,092)
   Platinum Investor VIP                                                 57,378             (52,068)          5,310
   Platinum Investor VIP (with GMWB rider)                                   86                 (62)             24
   Protection Advantage Select                                           11,977              (3,840)          8,137
Fidelity VIP Equity-Income Portfolio - Service Class 2
   AG Income Advantage VUL                                                7,128              (4,348)          2,780
   AG Legacy Plus                                                         1,124              (8,502)         (7,378)
   AG Legacy Plus (first reduction in expense ratio)                      1,931                 (40)          1,891
   Corporate America (reduced surrender charge)                           3,450              (3,783)           (333)
   Corporate Investor Select                                                172                 (25)            147
   Income Advantage Select                                                1,600                (557)          1,043
   Platinum Investor I & II                                               2,833             (39,148)        (36,315)
   Platinum Investor I & II (first reduction in expense ratio)           31,304             (26,363)          4,941
   Platinum Investor III                                                 89,086            (147,542)        (58,456)
   Platinum Investor III (first reduction in expense ratio)               3,131                  (8)          3,123
   Platinum Investor IV                                                  11,246             (10,581)            665

                                   VL-R - 58

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2010.

                                                                    Accumulation Units Accumulation Units Net Increase
Divisions                                                                 Issued            Redeemed       (Decrease)
----------------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio - Service Class 2 - Continued
   Platinum Investor FlexDirector                                          1,636                (472)          1,164
   Platinum Investor PLUS                                                 10,566             (13,625)         (3,059)
   Platinum Investor Survivor                                              4,188             (18,658)        (14,470)
   Platinum Investor Survivor (first reduction in expense ratio)           8,564                 (84)          8,480
   Platinum Investor Survivor II                                           2,504             (15,842)        (13,338)
   Platinum Investor VIP                                                  26,235             (23,101)          3,134
   Platinum Investor VIP (with GMWB rider)                                   239                 (60)            179
   Protection Advantage Select                                             2,616              (1,656)            960
Fidelity VIP Freedom 2020 Portfolio - Service Class 2
   AG Income Advantage VUL                                                 2,089                (877)          1,212
   Corporate Investor Select                                                   -                  (7)             (7)
   Income Advantage Select                                                   136                 (77)             59
   Platinum Investor III                                                   1,758                (473)          1,285
   Platinum Investor IV                                                       80                 (46)             34
   Platinum Investor FlexDirector                                             96                 (68)             28
   Platinum Investor VIP                                                   1,464                (764)            700
   Protection Advantage Select                                             3,369              (1,855)          1,514
Fidelity VIP Freedom 2025 Portfolio - Service Class 2
   AG Income Advantage VUL                                                   963              (1,845)           (882)
   Corporate America (reduced surrender charge)                                -              (1,124)         (1,124)
   Income Advantage Select                                                    22                 (12)             10
   Platinum Investor III                                                     792              (1,078)           (286)
   Platinum Investor IV                                                       38                 (22)             16
   Platinum Investor PLUS                                                    281              (1,559)         (1,278)
   Platinum Investor VIP                                                   1,959              (2,104)           (145)
   Platinum Investor VIP (with GMWB rider)                                    59                 (14)             45
   Protection Advantage Select                                               993                (238)            755
Fidelity VIP Freedom 2030 Portfolio - Service Class 2
   AG Income Advantage VUL                                                 2,321                (819)          1,502
   Income Advantage Select                                                 1,360                (435)            925
   Platinum Investor III                                                   2,716                (695)          2,021
   Platinum Investor IV                                                      122                 (76)             46
   Platinum Investor PLUS                                                    365                 (38)            327
   Platinum Investor Survivor II                                           1,946              (1,186)            760
   Platinum Investor VIP                                                  10,723              (7,218)          3,505
   Platinum Investor VIP (with GMWB rider)                                    85                 (21)             64
   Protection Advantage Select                                             1,552                (975)            577
Fidelity VIP Growth Portfolio - Service Class 2
   AG Income Advantage VUL                                                 5,091              (3,318)          1,773
   AG Legacy Plus                                                            127              (2,315)         (2,188)
   Corporate America (reduced surrender charge)                            2,419                (238)          2,181
   Income Advantage Select                                                   703                (440)            263
   Platinum Investor I & II                                                3,440             (65,301)        (61,861)
   Platinum Investor I & II (first reduction in expense ratio)            49,592             (10,003)         39,589
   Platinum Investor III                                                 134,724            (242,004)       (107,280)
   Platinum Investor III (first reduction in expense ratio)               41,230                (489)         40,741
   Platinum Investor IV                                                    9,252              (6,954)          2,298
   Platinum Investor FlexDirector                                            246                (723)           (477)
   Platinum Investor PLUS                                                 12,918             (17,095)         (4,177)
   Platinum Investor Survivor                                              1,316             (25,121)        (23,805)
   Platinum Investor Survivor (first reduction in expense ratio)          11,322                (108)         11,214
   Platinum Investor Survivor II                                           3,283             (10,797)         (7,514)

                                   VL-R - 59

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2010.

                                                                   Accumulation Units Accumulation Units Net Increase
Divisions                                                                Issued            Redeemed       (Decrease)
---------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio - Service Class 2 - Continued
   Platinum Investor VIP                                                 17,977            (12,638)          5,339
   Protection Advantage Select                                            3,126             (1,691)          1,435
Fidelity VIP Mid Cap Portfolio - Service Class 2
   AG Income Advantage VUL                                               11,566             (2,821)          8,745
   Corporate America (reduced surrender charge)                           7,414             (1,923)          5,491
   Corporate Investor Select                                                143                (21)            122
   Income Advantage Select                                                1,468               (779)            689
   Income Advantage Select (with GMWB rider)                                  8                (17)             (9)
   Platinum Investor I & II                                                  62             (1,629)         (1,567)
   Platinum Investor I & II (first reduction in expense ratio)              349             (1,271)           (922)
   Platinum Investor III                                                 11,809            (34,255)        (22,446)
   Platinum Investor III (first reduction in expense ratio)              20,437               (237)         20,200
   Platinum Investor IV                                                  16,079            (12,993)          3,086
   Platinum Investor FlexDirector                                           168               (191)            (23)
   Platinum Investor PLUS                                                 2,333             (3,202)           (869)
   Platinum Investor Survivor                                             3,700               (900)          2,800
   Platinum Investor Survivor (first reduction in expense ratio)          1,808                (23)          1,785
   Platinum Investor Survivor II                                          2,604               (943)          1,661
   Platinum Investor VIP                                                 32,882            (29,068)          3,814
   Platinum Investor VIP (with GMWB rider)                                   83                (18)             65
   Protection Advantage Select                                            3,483             (1,773)          1,710
Franklin Templeton Franklin Small Cap Value Securities
Fund - Class 2
   AG Income Advantage VUL                                                4,905             (2,491)          2,414
   Corporate America (reduced surrender charge)                           3,313             (1,517)          1,796
   Income Advantage Select                                                1,907               (645)          1,262
   Income Advantage Select (with GMWB rider)                                  9                (19)            (10)
   Platinum Investor I & II                                                  32             (1,183)         (1,151)
   Platinum Investor I & II (first reduction in expense ratio)              452               (339)            113
   Platinum Investor III                                                 10,568            (41,097)        (30,529)
   Platinum Investor III (first reduction in expense ratio)              17,869               (133)         17,736
   Platinum Investor IV                                                  14,377             (8,683)          5,694
   Platinum Investor FlexDirector                                           159               (388)           (229)
   Platinum Investor PLUS                                                 2,370             (2,908)           (538)
   Platinum Investor Survivor                                               515            (11,228)        (10,713)
   Platinum Investor Survivor (first reduction in expense ratio)         12,019                (23)         11,996
   Platinum Investor Survivor II                                          1,151             (2,067)           (916)
   Platinum Investor VIP                                                 23,616            (20,871)          2,745
   Platinum Investor VIP (with GMWB rider)                                   63                (27)             36
   Protection Advantage Select                                            2,301             (1,420)            881
Franklin Templeton Franklin Small-Mid Cap Growth Securities
Fund - Class 2
   AG Legacy Plus                                                            17             (1,198)         (1,181)
Franklin Templeton Franklin U.S. Government Fund - Class 2
   Corporate America (reduced surrender charge)                           7,371             (2,322)          5,049
   Platinum Investor I & II                                                 273             (9,077)         (8,804)
   Platinum Investor I & II (first reduction in expense ratio)            3,501            (16,746)        (13,245)
   Platinum Investor III                                                 11,386            (36,883)        (25,497)
   Platinum Investor III (first reduction in expense ratio)               1,146                 (5)          1,141
   Platinum Investor IV                                                  13,538            (10,334)          3,204
   Platinum Investor FlexDirector                                            85               (104)            (19)
   Platinum Investor PLUS                                                 2,624             (4,464)         (1,840)
   Platinum Investor Survivor                                               387               (228)            159
   Platinum Investor Survivor II                                          1,432             (4,471)         (3,039)

                                   VL-R - 60

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2010.

                                                                   Accumulation Units Accumulation Units Net Increase
Divisions                                                                Issued            Redeemed       (Decrease)
---------------------------------------------------------------------------------------------------------------------
Franklin Templeton Franklin U.S. Government
Fund - Class 2 - Continued
   Platinum Investor VIP                                                 10,983              (9,465)          1,518
Franklin Templeton Mutual Shares Securities Fund - Class 2
   AG Income Advantage VUL                                                2,013              (1,219)            794
   Corporate America (reduced surrender charge)                           5,082              (2,013)          3,069
   Income Advantage Select                                                  348                (407)            (59)
   Platinum Investor I & II                                               1,612             (77,757)        (76,145)
   Platinum Investor I & II (first reduction in expense ratio)           84,971             (17,843)         67,128
   Platinum Investor III                                                 89,564             (36,314)         53,250
   Platinum Investor III (first reduction in expense ratio)               6,439                 (13)          6,426
   Platinum Investor IV                                                  11,695             (11,863)           (168)
   Platinum Investor FlexDirector                                           118              (1,800)         (1,682)
   Platinum Investor PLUS                                                 4,381              (8,283)         (3,902)
   Platinum Investor Survivor                                               397             (12,248)        (11,851)
   Platinum Investor Survivor (first reduction in expense ratio)         24,873                 (52)         24,821
   Platinum Investor Survivor II                                          2,569              (2,376)            193
   Platinum Investor VIP                                                 16,983             (16,398)            585
   Platinum Investor VIP (with GMWB rider)                                    -                (148)           (148)
   Protection Advantage Select                                            3,365              (1,809)          1,556
Franklin Templeton Templeton Foreign Securities Fund - Class 2
   AG Legacy Plus                                                           101              (1,795)         (1,694)
   Corporate America (reduced surrender charge)                           7,773                 (82)          7,691
   Platinum Investor I & II                                                 684             (23,454)        (22,770)
   Platinum Investor I & II (first reduction in expense ratio)           37,389              (8,310)         29,079
   Platinum Investor III                                                 16,735             (41,141)        (24,406)
   Platinum Investor III (first reduction in expense ratio)              22,756                (283)         22,473
   Platinum Investor IV                                                   5,003              (6,111)         (1,108)
   Platinum Investor FlexDirector                                           847                (771)             76
   Platinum Investor PLUS                                                 3,380              (3,986)           (606)
   Platinum Investor Survivor                                             2,677              (3,739)         (1,062)
   Platinum Investor Survivor (first reduction in expense ratio)          1,842                  (5)          1,837
   Platinum Investor Survivor II                                          3,265             (20,099)        (16,834)
   Platinum Investor VIP                                                 14,785             (11,036)          3,749
Goldman Sachs VIT Strategic Growth Fund - Institutional Shares
   Platinum Investor I & II                                                   -                (181)           (181)
   Platinum Investor I & II (first reduction in expense ratio)                5                   -               5
   Platinum Investor III                                                      -                (954)           (954)
   Platinum Investor III (first reduction in expense ratio)                  11                   -              11
   Platinum Investor PLUS                                                     -                   -               -
   Platinum Investor Survivor                                                 -            (484,896)       (484,896)
   Platinum Investor Survivor (first reduction in expense ratio)        507,120              (9,906)        497,214
   Platinum Investor Survivor II                                              -                (183)           (183)
Invesco V.I. Core Equity Fund - Series I
   Corporate America                                                         27                (704)           (677)
   Corporate America (reduced surrender charge)                           1,495                 (57)          1,438
   Platinum Investor I & II                                              14,443            (227,087)       (212,644)
   Platinum Investor I & II (first reduction in expense ratio)          236,666             (71,132)        165,534
   Platinum Investor III                                                 35,664             (58,929)        (23,265)
   Platinum Investor III (first reduction in expense ratio)               6,536                 (18)          6,518
   Platinum Investor IV                                                   2,851              (2,609)            242
   Platinum Investor FlexDirector                                             2                  (3)             (1)
   Platinum Investor PLUS                                                 2,358              (3,693)         (1,335)
   Platinum Investor Survivor                                             1,792             (21,217)        (19,425)

                                   VL-R - 61

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2010.

                                                                   Accumulation Units Accumulation Units Net Increase
Divisions                                                                Issued            Redeemed       (Decrease)
---------------------------------------------------------------------------------------------------------------------
Invesco V.I. Core Equity Fund - Series I - Continued
   Platinum Investor Survivor (first reduction in expense ratio)         16,643                 (73)         16,570
   Platinum Investor Survivor II                                          1,238              (1,354)           (116)
Invesco V.I. Global Real Estate Fund - Series I
   AG Income Advantage VUL                                                  723                (482)            241
   Income Advantage Select                                                2,482                (511)          1,971
   Protection Advantage Select                                              308                (174)            134
Invesco V.I. International Growth Fund - Series I
   AG Income Advantage VUL                                                4,928              (1,989)          2,939
   AG Legacy Plus                                                           691              (4,727)         (4,036)
   AG Legacy Plus (first reduction in expense ratio)                      4,723                 (50)          4,673
   Corporate America                                                         17                (786)           (769)
   Corporate America (reduced surrender charge)                           2,694              (1,190)          1,504
   Corporate Investor Select                                                168                 (24)            144
   Income Advantage Select                                                1,722                (544)          1,178
   Platinum Investor I & II                                               5,321            (118,159)       (112,838)
   Platinum Investor I & II (first reduction in expense ratio)          150,827             (35,344)        115,483
   Platinum Investor III                                                 23,346             (85,216)        (61,870)
   Platinum Investor III (first reduction in expense ratio)               4,044                 (19)          4,025
   Platinum Investor IV                                                   7,861              (7,115)            746
   Platinum Investor FlexDirector                                           211                (473)           (262)
   Platinum Investor PLUS                                                 1,969              (2,519)           (550)
   Platinum Investor Survivor                                             2,344             (31,591)        (29,247)
   Platinum Investor Survivor (first reduction in expense ratio)         30,623                (135)         30,488
   Platinum Investor Survivor II                                            552                (332)            220
   Platinum Investor VIP                                                 21,003             (20,505)            498
   Platinum Investor VIP (with GMWB rider)                                  149                 (75)             74
   Protection Advantage Select                                            2,219              (1,256)            963
Invesco Van Kampen V.I. Capital Growth Fund - Series I
   AG Legacy Plus                                                           115              (4,868)         (4,753)
   AG Legacy Plus (first reduction in expense ratio)                      2,671                 (28)          2,643
Invesco Van Kampen V.I. Government Fund - Series I
   AG Legacy Plus                                                            80                (668)           (588)
Invesco Van Kampen V.I. Growth and Income Fund - Series I
   AG Income Advantage VUL                                                3,610              (1,589)          2,021
   AG Income Advantage VUL (with GMWB rider)                                  -                 (64)            (64)
   Corporate America (reduced surrender charge)                             717                (181)            536
   Income Advantage Select                                                  509                (339)            170
   Platinum Investor I & II                                               2,905             (58,436)        (55,531)
   Platinum Investor I & II (first reduction in expense ratio)          105,677             (12,080)         93,597
   Platinum Investor III                                                 26,347            (102,441)        (76,094)
   Platinum Investor III (first reduction in expense ratio)              82,018                (258)         81,760
   Platinum Investor IV                                                  15,226              (7,871)          7,355
   Platinum Investor FlexDirector                                            16                (141)           (125)
   Platinum Investor PLUS                                                 3,835              (3,154)            681
   Platinum Investor Survivor                                               437             (17,870)        (17,433)
   Platinum Investor Survivor (first reduction in expense ratio)         27,283                 (95)         27,188
   Platinum Investor Survivor II                                            602                (731)           (129)
   Platinum Investor VIP                                                 13,884             (13,203)            681
   Platinum Investor VIP (with GMWB rider)                                    1                  (4)             (3)
   Protection Advantage Select                                            5,144              (2,466)          2,678
Invesco Van Kampen V.I. High Yield Fund - Series I
   Platinum Investor I & II                                                 277             (13,378)        (13,101)

                                   VL-R - 62

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2010.

                                                                   Accumulation Units Accumulation Units Net Increase
Divisions                                                                Issued            Redeemed       (Decrease)
---------------------------------------------------------------------------------------------------------------------
Invesco Van Kampen V.I. High Yield Fund - Series I - Continued
   Platinum Investor I & II (first reduction in expense ratio)           17,142             (14,320)         2,822
   Platinum Investor III                                                  1,710              (3,770)        (2,060)
   Platinum Investor III (first reduction in expense ratio)                  65                   -             65
   Platinum Investor IV                                                     482                (988)          (506)
   Platinum Investor FlexDirector                                             -                 (21)           (21)
   Platinum Investor PLUS                                                   344                (593)          (249)
   Platinum Investor Survivor                                               238                (573)          (335)
   Platinum Investor Survivor (first reduction in expense ratio)            378                 (45)           333
   Platinum Investor Survivor II                                         14,212                (583)        13,629
Janus Aspen Enterprise Portfolio - Service Shares
   AG Income Advantage VUL                                                  779              (3,425)        (2,646)
   Corporate America (reduced surrender charge)                             701                (952)          (251)
   Income Advantage Select                                                  172                (119)            53
   Platinum Investor I & II                                               1,889             (17,882)       (15,993)
   Platinum Investor I & II (first reduction in expense ratio)           16,275              (3,418)        12,857
   Platinum Investor III                                                 33,395             (58,718)       (25,323)
   Platinum Investor III (first reduction in expense ratio)               7,871                 (41)         7,830
   Platinum Investor IV                                                   2,844              (2,042)           802
   Platinum Investor FlexDirector                                            16                 (44)           (28)
   Platinum Investor PLUS                                                 1,438              (1,567)          (129)
   Platinum Investor Survivor                                               715              (2,405)        (1,690)
   Platinum Investor Survivor II                                            208                (730)          (522)
   Platinum Investor VIP                                                  5,407              (4,416)           991
   Protection Advantage Select                                              663                (672)            (9)
Janus Aspen Forty Portfolio - Service Shares
   AG Income Advantage VUL                                                1,049              (1,960)          (911)
   AG Income Advantage VUL (with GMWB rider)                                  -                 (53)           (53)
   Income Advantage Select                                                1,353                (479)           874
   Protection Advantage Select                                            2,421                (996)         1,425
Janus Aspen Overseas Portfolio - Service Shares
   AG Income Advantage VUL                                                6,182              (9,993)        (3,811)
   Corporate America (reduced surrender charge)                           2,051              (1,267)           784
   Platinum Investor I & II                                               1,735             (42,685)       (40,950)
   Platinum Investor I & II (first reduction in expense ratio)           57,127             (10,878)        46,249
   Platinum Investor III                                                 24,756            (102,861)       (78,105)
   Platinum Investor III (first reduction in expense ratio)              52,694                (614)        52,080
   Platinum Investor IV                                                   6,838              (7,763)          (925)
   Platinum Investor FlexDirector                                           590              (1,572)          (982)
   Platinum Investor PLUS                                                 8,037              (3,202)         4,835
   Platinum Investor Survivor                                             3,464             (11,123)        (7,659)
   Platinum Investor Survivor (first reduction in expense ratio)          4,354                 (31)         4,323
   Platinum Investor Survivor II                                          1,898             (20,659)       (18,761)
   Platinum Investor VIP                                                 24,228             (22,856)         1,372
   Platinum Investor VIP (with GMWB rider)                                  717                (280)           437
   Protection Advantage Select                                            4,796              (2,718)         2,078
Janus Aspen Worldwide Portfolio - Service Shares
   Corporate America (reduced surrender charge)                              68                 (40)            28
   Platinum Investor I & II                                                 503             (16,700)       (16,197)
   Platinum Investor I & II (first reduction in expense ratio)           10,151              (7,321)         2,830
   Platinum Investor III                                                 42,881             (73,395)       (30,514)
   Platinum Investor III (first reduction in expense ratio)               5,626                  (2)         5,624
   Platinum Investor IV                                                   1,634              (1,285)           349

                                   VL-R - 63

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2010.

                                                                   Accumulation Units Accumulation Units Net Increase
Divisions                                                                Issued            Redeemed       (Decrease)
---------------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Portfolio - Service Shares - Continued
   Platinum Investor PLUS                                                 2,015              (3,230)         (1,215)
   Platinum Investor Survivor                                               736              (6,650)         (5,914)
   Platinum Investor Survivor (first reduction in expense ratio)          4,140                 (47)          4,093
   Platinum Investor Survivor II                                            383                (332)             51
JPMorgan Insurance Trust Core Bond Portfolio - Class 1
   AG Income Advantage VUL                                                  773                (790)            (17)
   Income Advantage Select                                                  365                (179)            186
   Protection Advantage Select                                            1,597                (793)            804
JPMorgan Insurance Trust International Equity Portfolio - Class 1
   AG Income Advantage VUL                                                  783                (604)            179
   AG Income Advantage VUL (with GMWB rider)                                  -                 (57)            (57)
   Income Advantage Select                                                  629                (357)            272
   Protection Advantage Select                                              744                (773)            (29)
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1
   Platinum Investor I & II                                                   -                (180)           (180)
   Platinum Investor III                                                      -             (13,298)        (13,298)
   Platinum Investor III (first reduction in expense ratio)               3,322                  (3)          3,319
   Platinum Investor IV                                                       -                (597)           (597)
   Platinum Investor PLUS                                                     -                (235)           (235)
   Platinum Investor Survivor                                                 -                (372)           (372)
   Platinum Investor Survivor (first reduction in expense ratio)            311                  (3)            308
   Platinum Investor Survivor II                                              -                (110)           (110)
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1
   Platinum Investor I & II                                                 669              (9,963)         (9,294)
   Platinum Investor I & II (first reduction in expense ratio)           10,202              (7,236)          2,966
   Platinum Investor III                                                 11,874             (26,791)        (14,917)
   Platinum Investor III (first reduction in expense ratio)                  79                   -              79
   Platinum Investor IV                                                   7,253              (2,820)          4,433
   Platinum Investor FlexDirector                                           148                 (99)             49
   Platinum Investor PLUS                                                 1,561              (2,286)           (725)
   Platinum Investor Survivor                                               164              (2,239)         (2,075)
   Platinum Investor Survivor (first reduction in expense ratio)          1,011                 (11)          1,000
   Platinum Investor Survivor II                                          2,050                (985)          1,065
   Platinum Investor VIP                                                 12,859             (14,134)         (1,275)
MFS VIT Core Equity Series - Initial Class
   Corporate America (reduced surrender charge)                             438                 (24)            414
   Platinum Investor I & II                                               1,000             (11,946)        (10,946)
   Platinum Investor I & II (first reduction in expense ratio)            7,160              (2,822)          4,338
   Platinum Investor III                                                 38,667             (68,737)        (30,070)
   Platinum Investor III (first reduction in expense ratio)                 503                   -             503
   Platinum Investor IV                                                   2,154              (1,272)            882
   Platinum Investor PLUS                                                 3,890              (5,307)         (1,417)
   Platinum Investor Survivor                                             3,641              (2,218)          1,423
   Platinum Investor Survivor (first reduction in expense ratio)          1,865                  (2)          1,863
   Platinum Investor Survivor II                                            332                (321)             11
MFS VIT Growth Series - Initial Class
   AG Legacy Plus                                                            59              (1,100)         (1,041)
   AG Legacy Plus (first reduction in expense ratio)                      1,287                 (12)          1,275
   Corporate America (reduced surrender charge)                             322                 (39)            283
   Platinum Investor I & II                                              17,028            (238,446)       (221,418)
   Platinum Investor I & II (first reduction in expense ratio)          320,455             (69,565)        250,890
   Platinum Investor III                                                 60,890            (113,062)        (52,172)

                                   VL-R - 64

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2010.

                                                                   Accumulation Units Accumulation Units Net Increase
Divisions                                                                Issued            Redeemed       (Decrease)
---------------------------------------------------------------------------------------------------------------------
MFS VIT Growth Series - Initial Class - Continued
   Platinum Investor III (first reduction in expense ratio)               4,414                 (3)          4,411
   Platinum Investor IV                                                   1,475             (1,156)            319
   Platinum Investor FlexDirector                                           951             (6,958)         (6,007)
   Platinum Investor PLUS                                                 4,345             (5,421)         (1,076)
   Platinum Investor Survivor                                             4,328            (55,135)        (50,807)
   Platinum Investor Survivor (first reduction in expense ratio)         23,222               (187)         23,035
   Platinum Investor Survivor II                                            171               (170)              1
MFS VIT New Discovery Series - Initial Class
   AG Income Advantage VUL                                                  258               (246)             12
   AG Legacy Plus                                                           628             (2,536)         (1,908)
   Corporate America (reduced surrender charge)                              71               (202)           (131)
   Income Advantage Select                                                  273               (181)             92
   Platinum Investor I & II                                                 574             (9,251)         (8,677)
   Platinum Investor I & II (first reduction in expense ratio)           23,892               (814)         23,078
   Platinum Investor III                                                 26,148            (44,970)        (18,822)
   Platinum Investor III (first reduction in expense ratio)               1,977                (13)          1,964
   Platinum Investor IV                                                   2,746             (2,030)            716
   Platinum Investor FlexDirector                                         1,544                (46)          1,498
   Platinum Investor PLUS                                                 2,083             (2,652)           (569)
   Platinum Investor Survivor                                               461             (3,062)         (2,601)
   Platinum Investor Survivor (first reduction in expense ratio)          2,875                  -           2,875
   Platinum Investor Survivor II                                            220               (604)           (384)
   Platinum Investor VIP                                                  5,595             (2,285)          3,310
   Platinum Investor VIP (with GMWB rider)                                    -                (24)            (24)
   Protection Advantage Select                                              670               (338)            332
MFS VIT Research Series - Initial Class
   AG Income Advantage VUL                                                  217               (200)             17
   Corporate America (reduced surrender charge)                               2                 (2)              -
   Income Advantage Select                                                  916               (276)            640
   Platinum Investor I & II                                                 577            (30,059)        (29,482)
   Platinum Investor I & II (first reduction in expense ratio)           17,112               (554)         16,558
   Platinum Investor III                                                115,974            (30,440)         85,534
   Platinum Investor III (first reduction in expense ratio)               6,297                 (1)          6,296
   Platinum Investor IV                                                     913             (3,984)         (3,071)
   Platinum Investor FlexDirector                                             5                 (3)              2
   Platinum Investor PLUS                                                 1,135               (943)            192
   Platinum Investor Survivor                                             1,021            (10,129)         (9,108)
   Platinum Investor Survivor (first reduction in expense ratio)         12,257                  -          12,257
   Platinum Investor Survivor II                                             38               (954)           (916)
   Platinum Investor VIP                                                  3,126             (2,143)            983
   Protection Advantage Select                                              997               (469)            528
MFS VIT Total Return Series - Initial Class
   AG Legacy Plus                                                         2,502            (10,264)         (7,762)
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   AG Income Advantage VUL                                                  373               (678)           (305)
   Corporate America (reduced surrender charge)                              96               (929)           (833)
   Income Advantage Select                                                1,044               (301)            743
   Platinum Investor I & II                                               1,359            (43,326)        (41,967)
   Platinum Investor I & II (first reduction in expense ratio)           41,861            (12,245)         29,616
   Platinum Investor III                                                 27,430            (90,346)        (62,916)
   Platinum Investor III (first reduction in expense ratio)               2,414                 (2)          2,412
   Platinum Investor IV                                                   4,011             (2,154)          1,857

                                   VL-R - 65

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2010.

                                                                   Accumulation Units Accumulation Units Net Increase
Divisions                                                                Issued            Redeemed       (Decrease)
---------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Mid-Cap Growth
Portfolio - Class I - Continued
   Platinum Investor FlexDirector                                            26               (225)           (199)
   Platinum Investor PLUS                                                 3,605             (4,522)           (917)
   Platinum Investor Survivor                                             1,631            (16,936)        (15,305)
   Platinum Investor Survivor (first reduction in expense ratio)          3,718                  -           3,718
   Platinum Investor Survivor II                                            527             (1,591)         (1,064)
   Platinum Investor VIP                                                  7,382             (6,237)          1,145
   Platinum Investor VIP (with GMWB rider)                                   30                 (7)             23
   Protection Advantage Select                                            2,998             (1,976)          1,022
Neuberger Berman AMT Partners Portfolio - Class I
   AG Legacy Plus                                                           173               (196)            (23)
Neuberger Berman AMT Socially Responsive Portfolio - Class I
   AG Income Advantage VUL                                                  141               (109)             32
   Corporate America (reduced surrender charge)                             815                (20)            795
   Income Advantage Select                                                   57                (18)             39
   Protection Advantage Select                                               58                (30)             28
Oppenheimer Balanced Fund/VA - Non-Service Shares
   AG Income Advantage VUL                                                  317               (358)            (41)
   Income Advantage Select                                                  207               (327)           (120)
   Platinum Investor I & II                                                  24            (10,026)        (10,002)
   Platinum Investor I & II (first reduction in expense ratio)            9,608               (216)          9,392
   Platinum Investor III                                                  8,621            (11,798)         (3,177)
   Platinum Investor IV                                                   9,116             (6,574)          2,542
   Platinum Investor FlexDirector                                           354               (858)           (504)
   Platinum Investor PLUS                                                 1,458               (632)            826
   Platinum Investor Survivor                                                 -               (112)           (112)
   Platinum Investor Survivor (first reduction in expense ratio)            148                  -             148
   Platinum Investor Survivor II                                          1,482               (891)            591
   Platinum Investor VIP                                                  9,047             (8,736)            311
   Platinum Investor VIP (with GMWB rider)                                    -                (32)            (32)
   Protection Advantage Select                                              468               (509)            (41)
Oppenheimer Global Securities Fund/VA - Non-Service Shares
   AG Income Advantage VUL                                                3,256             (1,943)          1,313
   Corporate America (reduced surrender charge)                           2,068             (1,703)            365
   Corporate Investor Select                                                235                (34)            201
   Income Advantage Select                                                1,278               (473)            805
   Platinum Investor I & II                                                 358             (9,532)         (9,174)
   Platinum Investor I & II (first reduction in expense ratio)               24                (38)            (14)
   Platinum Investor III                                                 11,160            (19,594)         (8,434)
   Platinum Investor III (first reduction in expense ratio)              13,272                 (2)         13,270
   Platinum Investor IV                                                   9,438             (7,286)          2,152
   Platinum Investor FlexDirector                                            51               (104)            (53)
   Platinum Investor PLUS                                                 2,115             (3,113)           (998)
   Platinum Investor Survivor                                                93             (6,692)         (6,599)
   Platinum Investor Survivor (first reduction in expense ratio)          8,587                (12)          8,575
   Platinum Investor Survivor II                                          1,910             (1,022)            888
   Platinum Investor VIP                                                 20,783            (17,717)          3,066
   Platinum Investor VIP (with GMWB rider)                                   85                (26)             59
   Protection Advantage Select                                            5,629             (1,044)          4,585
Oppenheimer High Income Fund/VA - Non-Service Shares
   AG Legacy Plus                                                        12,118             (1,020)         11,098
   AG Legacy Plus (first reduction in expense ratio)                     24,409                  -          24,409

                                   VL-R - 66

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2010.

                                                                   Accumulation Units Accumulation Units Net Increase
Divisions                                                                Issued            Redeemed       (Decrease)
---------------------------------------------------------------------------------------------------------------------
PIMCO VIT CommodityRealReturn Strategy
Portfolio - Administrative Class
   AG Income Advantage VUL                                                1,251             (2,220)           (969)
   AG Income Advantage VUL (with GMWB rider)                                  -                (21)            (21)
   Corporate America (reduced surrender charge)                           1,236                (91)          1,145
   Income Advantage Select                                                1,440               (351)          1,089
   Platinum Investor I & II                                                   -            (20,336)        (20,336)
   Platinum Investor I & II (first reduction in expense ratio)               40                (40)              -
   Platinum Investor III                                                 45,355            (14,115)         31,240
   Platinum Investor III (first reduction in expense ratio)               5,273                  -           5,273
   Platinum Investor IV                                                   1,405               (682)            723
   Platinum Investor FlexDirector                                           564             (3,598)         (3,034)
   Platinum Investor PLUS                                                   194               (419)           (225)
   Platinum Investor Survivor II                                          2,879               (987)          1,892
   Platinum Investor VIP                                                 13,727             (5,201)          8,526
   Platinum Investor VIP (with GMWB rider)                                   41                 (9)             32
   Protection Advantage Select                                            3,230             (1,514)          1,716
PIMCO VIT Global Bond Portfolio (Unhedged) - Administrative Class
   AG Income Advantage VUL                                                1,171             (3,250)         (2,079)
   Income Advantage Select                                                  671               (396)            275
   Protection Advantage Select                                            1,119               (379)            740
PIMCO VIT Real Return Portfolio - Administrative Class
   AG Income Advantage VUL                                                4,942               (809)          4,133
   AG Legacy Plus                                                           903             (1,891)           (988)
   Corporate America (reduced surrender charge)                           6,755             (6,382)            373
   Corporate Investor Select                                                 93                (13)             80
   Income Advantage Select                                                  435               (596)           (161)
   Platinum Investor I & II                                                 865            (28,304)        (27,439)
   Platinum Investor I & II (first reduction in expense ratio)           33,051             (8,939)         24,112
   Platinum Investor III                                                 41,873            (59,883)        (18,010)
   Platinum Investor III (first reduction in expense ratio)               5,799                (32)          5,767
   Platinum Investor IV                                                  19,558            (13,945)          5,613
   Platinum Investor FlexDirector                                             9               (126)           (117)
   Platinum Investor PLUS                                                 4,621             (5,115)           (494)
   Platinum Investor Survivor                                             1,316            (35,597)        (34,281)
   Platinum Investor Survivor (first reduction in expense ratio)         57,795               (104)         57,691
   Platinum Investor Survivor II                                          3,969             (8,802)         (4,833)
   Platinum Investor VIP                                                 13,950            (11,139)          2,811
   Protection Advantage Select                                            1,626               (531)          1,095
PIMCO VIT Short-Term Portfolio - Administrative Class
   AG Income Advantage VUL                                                1,483               (694)            789
   AG Income Advantage VUL (with GMWB rider)                                  -                (32)            (32)
   Corporate America (reduced surrender charge)                              93               (306)           (213)
   Corporate Investor Select                                                  -                 (8)             (8)
   Income Advantage Select                                                  393               (270)            123
   Platinum Investor I & II                                                 755            (16,331)        (15,576)
   Platinum Investor I & II (first reduction in expense ratio)           35,609            (56,620)        (21,011)
   Platinum Investor III                                                 23,335            (34,989)        (11,654)
   Platinum Investor III (first reduction in expense ratio)               3,225                (26)          3,199
   Platinum Investor IV                                                   6,695             (5,356)          1,339
   Platinum Investor FlexDirector                                         4,176               (167)          4,009
   Platinum Investor PLUS                                                 2,248             (2,688)           (440)
   Platinum Investor Survivor                                               779             (3,411)         (2,632)
   Platinum Investor Survivor (first reduction in expense ratio)          3,996                (55)          3,941

                                   VL-R - 67

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2010.

                                                                   Accumulation Units Accumulation Units Net Increase
Divisions                                                                Issued            Redeemed       (Decrease)
---------------------------------------------------------------------------------------------------------------------
PIMCO VIT Short-Term Portfolio - Administrative Class - Continued
   Platinum Investor Survivor II                                         43,181                (875)         42,306
   Platinum Investor VIP                                                 12,388              (7,498)          4,890
   Platinum Investor VIP (with GMWB rider)                                  106                 (23)             83
   Protection Advantage Select                                              446                (285)            161
PIMCO VIT Total Return Portfolio - Administrative Class
   AG Income Advantage VUL                                                3,323              (4,425)         (1,102)
   AG Income Advantage VUL (with GMWB rider)                                  -                 (30)            (30)
   AG Legacy Plus                                                           515              (6,147)         (5,632)
   AG Legacy Plus (first reduction in expense ratio)                         88                 (88)              -
   Corporate America (reduced surrender charge)                           7,628              (4,188)          3,440
   Corporate Investor Select                                                194                 (21)            173
   Income Advantage Select                                                1,144                (885)            259
   Platinum Investor I & II                                               1,413            (120,261)       (118,848)
   Platinum Investor I & II (first reduction in expense ratio)          166,705             (34,986)        131,719
   Platinum Investor III                                                 74,022            (116,327)        (42,305)
   Platinum Investor III (first reduction in expense ratio)              27,451                 (41)         27,410
   Platinum Investor IV                                                  18,065             (13,447)          4,618
   Platinum Investor FlexDirector                                         2,475                (913)          1,562
   Platinum Investor PLUS                                                 7,767             (10,484)         (2,717)
   Platinum Investor Survivor                                             1,410             (38,260)        (36,850)
   Platinum Investor Survivor (first reduction in expense ratio)         66,285                 (96)         66,189
   Platinum Investor Survivor II                                          3,327             (32,853)        (29,526)
   Platinum Investor VIP                                                 24,453             (20,215)          4,238
   Platinum Investor VIP (with GMWB rider)                                  147                 (71)             76
   Protection Advantage Select                                            5,868              (4,930)            938
Pioneer Fund VCT Portfolio - Class I
   Platinum Investor I & II                                               2,016             (45,810)        (43,794)
   Platinum Investor I & II (first reduction in expense ratio)           57,809             (27,021)         30,788
   Platinum Investor III                                                  4,049             (12,105)         (8,056)
   Platinum Investor III (first reduction in expense ratio)               3,728                 (28)          3,700
   Platinum Investor PLUS                                                    84                (213)           (129)
   Platinum Investor Survivor                                               348              (5,931)         (5,583)
   Platinum Investor Survivor (first reduction in expense ratio)          5,742                  (9)          5,733
   Platinum Investor Survivor II                                              -                 (13)            (13)
Pioneer Growth Opportunities VCT Portfolio - Class I
   Corporate America                                                         18                (631)           (613)
   Platinum Investor I & II                                               2,977             (74,882)        (71,905)
   Platinum Investor I & II (first reduction in expense ratio)           74,876             (27,124)         47,752
   Platinum Investor III                                                 10,300             (20,676)        (10,376)
   Platinum Investor III (first reduction in expense ratio)               2,191                   -           2,191
   Platinum Investor PLUS                                                   703              (1,492)           (789)
   Platinum Investor Survivor                                               755              (4,541)         (3,786)
   Platinum Investor Survivor (first reduction in expense ratio)          1,172                 (38)          1,134
   Platinum Investor Survivor II                                              -                  (8)             (8)
Pioneer Mid Cap Value VCT Portfolio - Class I
   AG Income Advantage VUL                                                  352                (239)            113
   Corporate America (reduced surrender charge)                           2,688                   -           2,688
   Income Advantage Select                                                  562                (159)            403
   Platinum Investor I & II                                                  44                (405)           (361)
   Platinum Investor I & II (first reduction in expense ratio)                5                 (29)            (24)
   Platinum Investor III                                                    657              (1,429)           (772)
   Platinum Investor IV                                                     727                (232)            495

                                   VL-R - 68

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2010.

                                                                   Accumulation Units Accumulation Units Net Increase
Divisions                                                                Issued            Redeemed       (Decrease)
---------------------------------------------------------------------------------------------------------------------
Pioneer Mid Cap Value VCT Portfolio - Class I - Continued
   Platinum Investor FlexDirector                                         2,523                (289)         2,234
   Platinum Investor PLUS                                                   421                (672)          (251)
   Platinum Investor Survivor II                                          1,241                (301)           940
   Platinum Investor VIP                                                  4,356              (3,969)           387
   Platinum Investor VIP (with GMWB rider)                                  633                (108)           525
   Protection Advantage Select                                              603                (286)           317
Putnam VT Diversified Income Fund - Class IB
   AG Income Advantage VUL                                                  445                (287)           158
   AG Legacy Plus                                                         1,143                (502)           641
   Corporate America                                                          -              (5,439)        (5,439)
   Corporate America (reduced surrender charge)                           5,232                (669)         4,563
   Income Advantage Select                                                  182                (247)           (65)
   Income Advantage Select (with GMWB rider)                                  9                 (19)           (10)
   Platinum Investor I & II                                                 413             (13,047)       (12,634)
   Platinum Investor I & II (first reduction in expense ratio)           25,155              (7,669)        17,486
   Platinum Investor III                                                 11,137             (11,637)          (500)
   Platinum Investor IV                                                   2,096              (3,322)        (1,226)
   Platinum Investor PLUS                                                   755              (2,050)        (1,295)
   Platinum Investor Survivor                                               136                (422)          (286)
   Platinum Investor Survivor (first reduction in expense ratio)            574                   -            574
   Platinum Investor Survivor II                                            505                (111)           394
   Platinum Investor VIP                                                  6,651              (5,270)         1,381
   Protection Advantage Select                                              335                (283)            52
Putnam VT Growth and Income Fund - Class IB
   Corporate America                                                          -              (9,546)        (9,546)
   Corporate America (reduced surrender charge)                           1,163              (1,586)          (423)
   Platinum Investor I & II                                               5,924             (74,555)       (68,631)
   Platinum Investor I & II (first reduction in expense ratio)           84,066             (51,675)        32,391
   Platinum Investor III                                                 66,855            (116,996)       (50,141)
   Platinum Investor III (first reduction in expense ratio)               6,668                 (15)         6,653
   Platinum Investor IV                                                   9,434              (9,577)          (143)
   Platinum Investor FlexDirector                                           105                 (80)            25
   Platinum Investor PLUS                                                 5,606              (6,483)          (877)
   Platinum Investor Survivor                                             1,106              (8,812)        (7,706)
   Platinum Investor Survivor (first reduction in expense ratio)          7,396                 (66)         7,330
   Platinum Investor Survivor II                                          1,501              (2,186)          (685)
Putnam VT International Value Fund - Class IB
   Corporate America (reduced surrender charge)                           2,799                (336)         2,463
   Platinum Investor I & II                                               3,575             (53,232)       (49,657)
   Platinum Investor I & II (first reduction in expense ratio)           76,307             (40,511)        35,796
   Platinum Investor III                                                 21,019             (34,085)       (13,066)
   Platinum Investor III (first reduction in expense ratio)               2,233                   -          2,233
   Platinum Investor IV                                                   5,404              (5,178)           226
   Platinum Investor FlexDirector                                            35                (119)           (84)
   Platinum Investor PLUS                                                 2,573              (3,055)          (482)
   Platinum Investor Survivor                                               466             (11,120)       (10,654)
   Platinum Investor Survivor (first reduction in expense ratio)         16,412                (136)        16,276
   Platinum Investor Survivor II                                            932                (855)            77
   Platinum Investor VIP                                                 25,887             (19,418)         6,469
   Platinum Investor VIP (with GMWB rider)                                  103                 (26)            77
Putnam VT Multi-Cap Growth Fund - Class IB
   AG Legacy Plus                                                        15,036                 (65)        14,971

                                   VL-R - 69

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2010.

                                                                   Accumulation Units Accumulation Units Net Increase
Divisions                                                                Issued            Redeemed       (Decrease)
---------------------------------------------------------------------------------------------------------------------
Putnam VT Multi-Cap Growth Fund - Class IB - Continued
   AG Legacy Plus (first reduction in expense ratio)                        992                 (8)            984
Putnam VT Small Cap Value Fund - Class IB
   AG Income Advantage VUL                                                2,135               (624)          1,511
   AG Legacy Plus                                                           376             (1,722)         (1,346)
   AG Legacy Plus (first reduction in expense ratio)                      1,238                (21)          1,217
   Income Advantage Select                                                   91                (58)             33
   Protection Advantage Select                                              218               (155)             63
Putnam VT Vista Fund - Class IB
   AG Legacy Plus                                                           714            (28,163)        (27,449)
   AG Legacy Plus (first reduction in expense ratio)                          2                 (2)              -
Putnam VT Voyager Fund - Class IB
   AG Legacy Plus                                                           874             (4,718)         (3,844)
   AG Legacy Plus (first reduction in expense ratio)                        965                 (9)            956
SunAmerica Aggressive Growth Portfolio - Class 1
   AG Income Advantage VUL                                                  406               (371)             35
   Income Advantage Select                                                  185               (112)             73
   Platinum Investor I & II                                                  62               (928)           (866)
   Platinum Investor I & II (first reduction in expense ratio)            3,047             (1,737)          1,310
   Platinum Investor III                                                  8,677            (10,207)         (1,530)
   Platinum Investor IV                                                   2,532             (2,228)            304
   Platinum Investor FlexDirector                                             2                (61)            (59)
   Platinum Investor PLUS                                                 1,463             (1,872)           (409)
   Platinum Investor Survivor II                                             29             (1,785)         (1,756)
   Platinum Investor VIP                                                  7,896             (4,020)          3,876
   Protection Advantage Select                                               84                (92)             (8)
SunAmerica Balanced Portfolio - Class 1
   AG Income Advantage VUL                                                  107               (181)            (74)
   Income Advantage Select                                                  259               (148)            111
   Platinum Investor I & II                                                  41               (216)           (175)
   Platinum Investor I & II (first reduction in expense ratio)              313               (191)            122
   Platinum Investor III                                                 11,173            (12,893)         (1,720)
   Platinum Investor IV                                                   1,530             (1,887)           (357)
   Platinum Investor FlexDirector                                             9                 (7)              2
   Platinum Investor PLUS                                                 2,995             (3,441)           (446)
   Platinum Investor Survivor                                                 -               (275)           (275)
   Platinum Investor Survivor II                                          1,089               (249)            840
   Platinum Investor VIP                                                  3,891             (3,383)            508
   Protection Advantage Select                                              305               (310)             (5)
UIF Capital Growth Portfolio - Class I Shares
   Platinum Investor I & II                                               6,565            (88,828)        (82,263)
   Platinum Investor I & II (first reduction in expense ratio)          113,640            (23,787)         89,853
   Platinum Investor III                                                  6,487            (15,664)         (9,177)
   Platinum Investor III (first reduction in expense ratio)               4,626                (12)          4,614
   Platinum Investor IV                                                   1,398               (493)            905
   Platinum Investor PLUS                                                   695               (456)            239
   Platinum Investor Survivor                                               557            (13,124)        (12,567)
   Platinum Investor Survivor (first reduction in expense ratio)          7,389                (17)          7,372
   Platinum Investor Survivor II                                              -                 (2)             (2)
VALIC Company I International Equities Fund
   AG Income Advantage VUL                                                1,899             (1,188)            711
   AG Legacy Plus                                                           620               (363)            257
   Corporate America (reduced surrender charge)                             293                (85)            208

                                   VL-R - 70

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2010.

                                                                   Accumulation Units Accumulation Units Net Increase
Divisions                                                                Issued            Redeemed       (Decrease)
---------------------------------------------------------------------------------------------------------------------
VALIC Company I International Equities Fund - Continued
   Income Advantage Select                                                  241                (158)             83
   Platinum Investor I & II                                                 542             (24,841)        (24,299)
   Platinum Investor I & II (first reduction in expense ratio)           33,220              (6,810)         26,410
   Platinum Investor III                                                 10,575             (20,843)        (10,268)
   Platinum Investor III (first reduction in expense ratio)                 626                  (3)            623
   Platinum Investor IV                                                   2,170              (1,152)          1,018
   Platinum Investor FlexDirector                                             -                 (61)            (61)
   Platinum Investor PLUS                                                 1,375              (1,364)             11
   Platinum Investor Survivor                                               460              (3,570)         (3,110)
   Platinum Investor Survivor (first reduction in expense ratio)          3,696                 (12)          3,684
   Platinum Investor Survivor II                                            951                (275)            676
   Platinum Investor VIP                                                  9,164              (5,610)          3,554
   Protection Advantage Select                                              586                (392)            194
VALIC Company I Mid Cap Index Fund
   AG Income Advantage VUL                                                2,642                (938)          1,704
   AG Legacy Plus                                                           623              (2,150)         (1,527)
   AG Legacy Plus (first reduction in expense ratio)                      1,017                 (20)            997
   Corporate America                                                         22              (1,038)         (1,016)
   Corporate America (reduced surrender charge)                           1,148                (122)          1,026
   Income Advantage Select                                                  467                 (64)            403
   Platinum Investor I & II                                               4,904             (91,596)        (86,692)
   Platinum Investor I & II (first reduction in expense ratio)          192,658             (51,622)        141,036
   Platinum Investor III                                                 37,541             (91,540)        (53,999)
   Platinum Investor III (first reduction in expense ratio)              17,499                 (46)         17,453
   Platinum Investor IV                                                   5,342              (4,549)            793
   Platinum Investor FlexDirector                                            36                 (24)             12
   Platinum Investor PLUS                                                 3,925              (4,969)         (1,044)
   Platinum Investor Survivor                                             1,248             (19,630)        (18,382)
   Platinum Investor Survivor (first reduction in expense ratio)         21,832                (223)         21,609
   Platinum Investor Survivor II                                         17,794              (2,350)         15,444
   Platinum Investor VIP                                                 16,858             (10,262)          6,596
   Platinum Investor VIP (with GMWB rider)                                   83                 (25)             58
   Protection Advantage Select                                            1,074                (459)            615
VALIC Company I Money Market I Fund
   AG Income Advantage VUL                                                4,494             (13,595)         (9,101)
   AG Legacy Plus                                                           192             (11,524)        (11,332)
   AG Legacy Plus (first reduction in expense ratio)                         29                 (18)             11
   Corporate America                                                      3,955                (109)          3,846
   Corporate America (reduced surrender charge)                           7,768             (41,907)        (34,139)
   Income Advantage Select                                               31,527             (31,385)            142
   Platinum Investor I & II                                               7,231            (114,627)       (107,396)
   Platinum Investor I & II (first reduction in expense ratio)          182,612            (244,846)        (62,234)
   Platinum Investor III                                                 59,704            (487,844)       (428,140)
   Platinum Investor III (first reduction in expense ratio)              19,121                 (23)         19,098
   Platinum Investor IV                                                   7,448             (10,873)         (3,425)
   Platinum Investor FlexDirector                                           333                (478)           (145)
   Platinum Investor PLUS                                                23,570             (22,880)            690
   Platinum Investor Survivor                                            12,164             (70,826)        (58,662)
   Platinum Investor Survivor (first reduction in expense ratio)         77,865                (716)         77,149
   Platinum Investor Survivor II                                          8,831             (15,304)         (6,473)
   Platinum Investor VIP                                                 15,046             (18,261)         (3,215)
   Platinum Investor VIP (with GMWB rider)                                   47                 (10)             37

                                   VL-R - 71

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2010.

                                                                   Accumulation Units Accumulation Units Net Increase
Divisions                                                                Issued            Redeemed       (Decrease)
---------------------------------------------------------------------------------------------------------------------
VALIC Company I Money Market I Fund - Continued
   Protection Advantage Select                                           84,402            (76,961)          7,441
VALIC Company I Nasdaq-100 Index Fund
   AG Income Advantage VUL                                                2,962               (983)          1,979
   Income Advantage Select                                                   37                (14)             23
   Platinum Investor I & II                                               1,964            (61,320)        (59,356)
   Platinum Investor I & II (first reduction in expense ratio)           28,137             (5,222)         22,915
   Platinum Investor III                                                 36,208            (65,071)        (28,863)
   Platinum Investor III (first reduction in expense ratio)               2,365                (16)          2,349
   Platinum Investor IV                                                   1,047             (2,075)         (1,028)
   Platinum Investor FlexDirector                                            28                (17)             11
   Platinum Investor PLUS                                                 2,077             (2,278)           (201)
   Platinum Investor Survivor                                               877             (4,871)         (3,994)
   Platinum Investor Survivor (first reduction in expense ratio)          1,667                 (6)          1,661
   Platinum Investor Survivor II                                         19,072               (470)         18,602
   Platinum Investor VIP                                                  4,082             (2,072)          2,010
   Protection Advantage Select                                            1,248               (463)            785
VALIC Company I Science & Technology Fund
   AG Income Advantage VUL                                                  480             (1,661)         (1,181)
   Income Advantage Select                                                   13                (10)              3
   Platinum Investor I & II                                                 550            (14,522)        (13,972)
   Platinum Investor I & II (first reduction in expense ratio)            5,821             (1,258)          4,563
   Platinum Investor III                                                 18,261            (31,441)        (13,180)
   Platinum Investor III (first reduction in expense ratio)                 191                 (1)            190
   Platinum Investor IV                                                     775             (1,751)           (976)
   Platinum Investor FlexDirector                                            58                (30)             28
   Platinum Investor PLUS                                                   671             (1,195)           (524)
   Platinum Investor Survivor                                               676             (4,793)         (4,117)
   Platinum Investor Survivor (first reduction in expense ratio)          1,131                 (9)          1,122
   Platinum Investor Survivor II                                            189             (1,324)         (1,135)
   Platinum Investor VIP                                                  2,035             (4,563)         (2,528)
   Protection Advantage Select                                              267               (185)             82
VALIC Company I Small Cap Index Fund
   AG Income Advantage VUL                                                4,437             (1,323)          3,114
   Corporate America (reduced surrender charge)                           4,487             (1,400)          3,087
   Corporate Investor Select                                                157                (22)            135
   Income Advantage Select                                                  142                (63)             79
   Platinum Investor I & II                                               1,139            (29,588)        (28,449)
   Platinum Investor I & II (first reduction in expense ratio)           18,065            (13,862)          4,203
   Platinum Investor III                                                 18,090            (34,689)        (16,599)
   Platinum Investor III (first reduction in expense ratio)               6,528                 (5)          6,523
   Platinum Investor IV                                                   4,260             (2,923)          1,337
   Platinum Investor FlexDirector                                         1,811               (110)          1,701
   Platinum Investor PLUS                                                 2,558             (2,213)            345
   Platinum Investor Survivor                                               623             (6,695)         (6,072)
   Platinum Investor Survivor (first reduction in expense ratio)          4,860                (52)          4,808
   Platinum Investor Survivor II                                         24,315             (1,907)         22,408
   Platinum Investor VIP                                                 19,339             (8,606)         10,733
   Protection Advantage Select                                            1,248               (601)            647
VALIC Company I Stock Index Fund
   AG Income Advantage VUL                                                4,398             (5,528)         (1,130)
   AG Legacy Plus                                                         1,101             (6,510)         (5,409)
   AG Legacy Plus (first reduction in expense ratio)                      2,302                (23)          2,279

                                   VL-R - 72

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2010.

                                                                   Accumulation Units Accumulation Units Net Increase
Divisions                                                                Issued            Redeemed       (Decrease)
---------------------------------------------------------------------------------------------------------------------
VALIC Company I Stock Index Fund - Continued
   Corporate America                                                         44              (1,249)         (1,205)
   Corporate America (reduced surrender charge)                          12,943                (562)         12,381
   Corporate Investor Select                                                178                 (26)            152
   Income Advantage Select                                                4,895                (921)          3,974
   Platinum Investor I & II                                              10,043            (228,408)       (218,365)
   Platinum Investor I & II (first reduction in expense ratio)          279,703            (117,220)        162,483
   Platinum Investor III                                                 71,084            (170,677)        (99,593)
   Platinum Investor III (first reduction in expense ratio)              24,051                 (26)         24,025
   Platinum Investor IV                                                   8,290              (6,628)          1,662
   Platinum Investor FlexDirector                                            42                (531)           (489)
   Platinum Investor PLUS                                                 8,415              (8,647)           (232)
   Platinum Investor Survivor                                             4,476            (106,131)       (101,655)
   Platinum Investor Survivor (first reduction in expense ratio)         78,037                (358)         77,679
   Platinum Investor Survivor II                                          4,233             (11,165)         (6,932)
   Platinum Investor VIP                                                 23,311             (12,714)         10,597
   Protection Advantage Select                                            1,301                (867)            434
Vanguard VIF High Yield Bond Portfolio
   AG Income Advantage VUL                                                2,693              (1,953)            740
   Corporate America (reduced surrender charge)                           3,800                (562)          3,238
   Corporate Investor Select                                                148                 (21)            127
   Income Advantage Select                                                  733                (458)            275
   Platinum Investor I & II                                                 512              (7,377)         (6,865)
   Platinum Investor I & II (first reduction in expense ratio)           15,675              (6,863)          8,812
   Platinum Investor III                                                 19,903             (41,531)        (21,628)
   Platinum Investor III (first reduction in expense ratio)               3,145                 (17)          3,128
   Platinum Investor IV                                                   6,969              (4,072)          2,897
   Platinum Investor FlexDirector                                            50                 (68)            (18)
   Platinum Investor PLUS                                                 3,006              (6,917)         (3,911)
   Platinum Investor Survivor                                             2,568             (13,510)        (10,942)
   Platinum Investor Survivor (first reduction in expense ratio)          3,206                 (53)          3,153
   Platinum Investor Survivor II                                         15,634              (2,618)         13,016
   Platinum Investor VIP                                                 11,334              (9,718)          1,616
   Platinum Investor VIP (with GMWB rider)                                   25                  (6)             19
   Protection Advantage Select                                              757                (532)            225
Vanguard VIF REIT Index Portfolio
   AG Income Advantage VUL                                                4,941              (2,669)          2,272
   AG Income Advantage VUL (with GMWB rider)                                  -                 (27)            (27)
   Corporate America (reduced surrender charge)                           2,759              (2,869)           (110)
   Income Advantage Select                                                1,564                (688)            876
   Income Advantage Select (with GMWB rider)                                 10                 (20)            (10)
   Platinum Investor I & II                                               1,079             (31,999)        (30,920)
   Platinum Investor I & II (first reduction in expense ratio)           85,741             (10,135)         75,606
   Platinum Investor III                                                 27,695             (64,346)        (36,651)
   Platinum Investor III (first reduction in expense ratio)               6,503                 (19)          6,484
   Platinum Investor IV                                                  13,563             (14,071)           (508)
   Platinum Investor FlexDirector                                         2,611                (721)          1,890
   Platinum Investor PLUS                                                 5,395              (6,454)         (1,059)
   Platinum Investor Survivor                                               287              (9,768)         (9,481)
   Platinum Investor Survivor (first reduction in expense ratio)         15,806                 (26)         15,780
   Platinum Investor Survivor II                                          1,758              (5,191)         (3,433)
   Platinum Investor VIP                                                 32,243             (26,206)          6,037
   Platinum Investor VIP (with GMWB rider)                                   98                 (99)             (1)

                                   VL-R - 73

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2010.

                                               Accumulation Units Accumulation Units Net Increase
Divisions                                            Issued            Redeemed       (Decrease)
-------------------------------------------------------------------------------------------------
Vanguard VIF REIT Index Portfolio - Continued
   Protection Advantage Select                       3,022              (1,344)         1,678

                                   VL-R - 74

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the period ended December 31, 2011 are as follows:

                       At December 31                          For the year ended December 31
           --------------------------------------    --------------------------------------------------------------
                                                     Investment Income
                        Unit Value                        Ratio             Expense Ratio           Total Return
             Units   Lowest to Highest Net Assets    Lowest to Highest (1) Lowest to Highest (2) Lowest to Highest (3)
---------------------------------------------------  -----------------------------------------------------------------
Alger Capital Appreciation Portfolio - Class I-2
Shares
---------------------------------------------------
2011         194,548 $ 9.22  to  21.73 $ 3,304,011   0.11%                 0.20%   to    1.45%    -1.73%   to   -0.50%
2010         197,206   9.27  to  21.89   3,389,409   0.15%   to    2.14%   0.20%   to    1.45%    -0.28%   to   14.78%
2009         197,008   8.15  to  19.27   3,075,839   0.00%                 0.20%   to    1.45%    48.93%   to   77.76%
2008         177,973   5.40  to  12.81   1,959,122   0.00%                 0.20%   to    1.45%   -45.93%   to  -35.55%
2007         193,387  11.06  to  23.43   4,159,190   0.00%                 0.40%   to    1.45%     1.27%   to   33.00%

Alger Mid Cap Growth Portfolio - Class I-2 Shares
---------------------------------------------------
2011         197,175 $ 6.55  to  15.98 $ 2,444,510   0.35%                 0.20%   to    1.45%    -9.59%   to   -8.46%
2010         202,610   7.21  to  17.95   2,851,234   0.00%                 0.20%   to    1.45%     5.88%   to   19.14%
2009         186,401   6.10  to  15.09   2,181,171   0.00%                 0.20%   to    1.45%    29.07%   to   51.40%
2008         189,177   4.06  to   9.99   1,502,289   0.00%   to    0.23%   0.20%   to    1.45%   -58.67%   to    5.85%
2007         142,567  13.54  to  24.08   2,998,845   0.00%                 0.40%   to    0.75%    30.57%   to   31.03%

American Century VP Value Fund - Class I
---------------------------------------------------
2011         888,449 $ 9.35  to  18.99 $11,755,714   2.04%                 0.20%   to    0.75%     0.26%   to    0.81%
2010         891,410   9.27  to  18.94  12,897,301   1.89%   to    2.33%   0.20%   to    1.45%     1.32%   to   16.28%
2009         940,091   8.19  to  16.82  12,490,548   3.73%   to    5.59%   0.20%   to    1.45%    18.14%   to   19.62%
2008       1,069,442   6.85  to  14.14  12,200,867   0.00%   to    2.87%   0.20%   to    1.45%   -27.83%   to    3.76%
2007       1,070,225   9.37  to  19.46  17,520,737   0.00%   to    2.22%   0.20%   to    1.45%    -6.51%   to   -2.11%

Credit Suisse U.S. Equity Flex I Portfolio (13)
---------------------------------------------------
2011               - $    -            $         -   1.12%                 0.20%   to    0.95%    -7.17%   to   -6.60%
2010         184,442   7.25  to  13.24   1,482,130   0.00%   to    0.25%   0.20%   to    0.95%     1.55%   to   19.17%
2009         195,596   6.38  to  11.59   1,375,258   0.32%   to    1.87%   0.20%   to    0.95%    23.49%   to   39.10%
2008         217,635   5.15  to   9.31   1,221,680   0.00%   to    0.14%   0.20%   to    0.95%   -35.09%   to    9.88%
2007         228,696   7.93  to  12.66   1,960,061   0.00%                 0.40%   to    0.75%    -1.58%   to   -1.23%

Dreyfus IP MidCap Stock Portfolio - Initial
Shares
---------------------------------------------------
2011         275,176 $10.00  to  16.05 $ 3,371,455   0.52%                 0.20%   to    0.75%    -0.35%   to    0.19%
2010         298,362  10.01  to  16.11   3,901,648   0.86%   to    1.21%   0.20%   to    0.75%    11.03%   to   29.62%
2009         299,501   7.92  to  12.77   3,250,022   0.24%   to    2.05%   0.40%   to    0.75%    34.50%   to   34.97%
2008         337,715   5.87  to   9.50   2,797,813   0.98%   to    1.34%   0.40%   to    0.75%   -40.87%   to  -36.13%
2007         363,507  11.73  to  16.06   5,112,149   0.31%   to    0.44%   0.40%   to    0.75%     0.73%   to    1.09%

Dreyfus VIF International Value Portfolio -
Initial Shares (5)
---------------------------------------------------
2011           9,931 $ 6.47  to  11.37 $    83,245   2.19%                 0.20%   to    0.95%   -19.25%   to  -18.64%
2010          11,489   8.01  to  13.97     115,062   1.64%   to    1.72%   0.20%   to    0.95%     3.47%   to    4.25%
2009           9,116   7.74  to  13.40      85,613   3.00%   to    3.36%   0.20%   to    0.95%    29.74%   to   30.71%
2008           5,951   5.97  to  10.25      41,446   0.00%   to    0.27%   0.20%   to    0.95%   -34.03%   to    9.71%

Dreyfus VIF Opportunistic Small Cap Portfolio -
Initial Shares
---------------------------------------------------
2011         657,563 $ 8.40  to  11.46 $ 5,990,689   0.41%                 0.20%   to    0.75%   -14.49%   to  -14.02%
2010         718,521   9.82  to  13.40   7,664,131   0.64%   to    0.87%   0.20%   to    0.75%    20.54%   to   32.85%
2009         760,679   7.54  to  10.30   6,443,101   1.36%   to    1.68%   0.35%   to    0.75%    25.10%   to   25.60%
2008         841,288   6.02  to   8.23   5,904,489   0.71%   to    1.00%   0.35%   to    0.75%   -38.06%   to  -35.79%
2007         892,762   9.72  to  13.29  10,184,496   0.72%   to    0.87%   0.35%   to    0.75%   -11.73%   to  -11.37%

                                   VL-R - 75

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7- FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the period ended December 31, 2011 are as follows:

                       At December 31                          For the year ended December 31
           --------------------------------------    --------------------------------------------------------------
                                                     Investment Income
                        Unit Value                        Ratio             Expense Ratio           Total Return
             Units   Lowest to Highest Net Assets    Lowest to Highest (1) Lowest to Highest (2) Lowest to Highest (3)
---------------------------------------------------  -----------------------------------------------------------------

Dreyfus VIF Quality Bond Portfolio - Initial
Shares
---------------------------------------------------
2011         517,075 $12.53  to  18.42 $ 7,255,389   3.80%                 0.20%   to    0.75%     6.23%   to    6.82%
2010         593,479  11.77  to  17.27   8,104,699   3.79%   to    4.14%   0.20%   to    0.75%     0.41%   to    8.00%
2009         594,218  10.91  to  15.99   8,204,097   4.55%   to    5.49%   0.35%   to    0.75%    14.10%   to   14.56%
2008         590,910   9.54  to  13.96   7,645,996   4.86%   to    6.56%   0.35%   to    0.75%    -4.90%   to   -4.02%
2007         634,818  10.74  to  14.62   8,761,457   4.77%   to    5.76%   0.35%   to    0.75%     2.76%   to    3.18%

Fidelity VIP Asset Manager Portfolio - Service
Class 2
---------------------------------------------------
2011         357,178 $ 9.84  to  14.35 $ 4,255,781   1.72%                 0.20%   to    0.75%    -3.54%   to   -3.01%
2010         369,583  10.17  to  14.87   4,767,124   1.02%   to    1.98%   0.20%   to    0.75%    10.77%   to   13.74%
2009         456,129   8.97  to  13.14   5,235,514   1.99%   to    3.64%   0.20%   to    0.75%    27.80%   to   31.91%
2008         475,301   6.99  to  10.28   4,302,999   2.29%   to    6.66%   0.20%   to    0.75%   -30.84%   to  -25.80%
2007         487,743  11.93  to  14.56   6,293,966   5.66%   to    6.65%   0.40%   to    0.75%    14.31%   to   14.71%

Fidelity VIP Contrafund Portfolio - Service
Class 2
---------------------------------------------------
2011       2,026,207 $ 8.45  to  17.28 $24,026,115   0.75%                 0.20%   to    1.45%    -4.18%   to   -2.98%
2010       2,241,206   8.71  to  17.91  29,413,759   0.86%   to    1.21%   0.20%   to    1.45%    12.79%   to   17.90%
2009       2,349,310   7.46  to  15.43  27,925,385   0.96%   to    1.66%   0.20%   to    1.45%    26.27%   to   35.20%
2008       2,645,928   5.52  to  11.48  23,838,430   0.07%   to    2.25%   0.20%   to    1.45%   -43.52%   to    5.04%
2007       2,497,804   9.65  to  20.18  40,498,624   0.71%   to    1.37%   0.20%   to    1.45%    -0.42%   to   16.89%

Fidelity VIP Equity-Income Portfolio - Service
Class 2
---------------------------------------------------
2011       1,305,804 $ 7.99  to  15.25 $13,694,352   2.27%                 0.20%   to    1.45%    -0.79%   to    0.45%
2010       1,346,273   7.96  to  15.25  15,096,156   1.46%   to    1.92%   0.20%   to    1.45%     4.03%   to   16.85%
2009       1,451,113   6.94  to  13.35  14,377,656   1.80%   to    3.21%   0.20%   to    1.45%    28.01%   to   29.62%
2008       1,608,335   5.35  to   9.61  12,605,617   2.19%   to    6.76%   0.20%   to    1.45%   -43.64%   to    4.46%
2007       1,600,859  11.40  to  15.28  22,385,661   1.61%   to    2.67%   0.35%   to    1.45%    -0.19%   to    0.92%

Fidelity VIP Freedom 2020 Portfolio - Service
Class 2
---------------------------------------------------
2011          30,850 $ 9.36  to  14.80 $   319,985   2.49%                 0.20%   to    0.70%    -1.93%   to   -1.44%
2010          18,321   9.50  to  15.08     195,416   1.98%   to    2.37%   0.20%   to    0.70%    13.53%   to   14.10%
2009          13,495   8.33  to  13.28     127,348   0.00%   to    5.64%   0.20%   to    0.70%     0.78%   to   28.29%
2008           9,130   6.49  to   7.87      68,373   0.00%   to    6.77%   0.20%   to    0.75%   -33.30%   to  -29.21%
2007           4,215  11.52  to  11.80      48,975   2.59%   to    3.79%   0.70%   to    0.75%     0.11%   to    9.20%

Fidelity VIP Freedom 2025 Portfolio - Service
Class 2
---------------------------------------------------
2011          30,833 $ 9.21  to  14.04 $   315,809   2.16%                 0.20%   to    1.45%    -3.75%   to   -2.54%
2010          21,955   9.45  to  14.41     233,866   0.00%   to    2.64%   0.20%   to    1.45%    13.81%   to   15.24%
2009          24,844   8.20  to  12.50     229,911   0.93%   to    5.44%   0.20%   to    1.45%     3.47%   to   29.54%
2008          65,804   6.33  to   7.73     448,392   2.30%   to    6.80%   0.20%   to    1.45%   -34.82%   to   -4.25%
2007           9,740  11.56  to  11.86     114,178   2.58%   to    2.66%   0.70%   to    0.70%     9.49%   to    9.49%

Fidelity VIP Freedom 2030 Portfolio - Service
Class 2
---------------------------------------------------
2011          69,384 $ 8.69  to  14.04 $   716,899   2.01%                 0.20%   to    1.45%    -4.23%   to   -3.02%
2010          62,080   8.97  to  14.47     669,235   1.84%   to    2.56%   0.20%   to    1.45%    14.22%   to   15.66%
2009          52,353   7.75  to  12.51     489,521   1.98%   to    3.58%   0.20%   to    1.45%    29.29%   to   40.97%
2008          42,376   5.92  to   7.37     305,947   2.17%   to    5.73%   0.20%   to    1.45%   -39.06%   to  -35.25%
2007          29,069  11.64  to  12.00     343,333   0.30%   to    3.73%   0.70%   to    1.45%    -0.01%   to   10.30%

                                   VL-R - 76

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the period ended December 31, 2011 are as follows:

                       At December 31                          For the year ended December 31
           --------------------------------------    --------------------------------------------------------------
                                                     Investment Income
                        Unit Value                        Ratio             Expense Ratio           Total Return
             Units   Lowest to Highest Net Assets    Lowest to Highest (1) Lowest to Highest (2) Lowest to Highest (3)
---------------------------------------------------  -----------------------------------------------------------------

Fidelity VIP Growth Portfolio - Service Class 2
---------------------------------------------------
2011       1,440,145 $ 7.62  to  13.91 $13,001,802   0.13%                 0.20%   to    0.75%    -0.78%   to   -0.23%
2010       1,540,634   7.68  to  13.95  13,385,000   0.03%   to    0.03%   0.20%   to    0.75%    19.36%   to   23.61%
2009       1,643,099   6.24  to  11.28  11,446,645   0.16%   to    0.25%   0.20%   to    0.75%    27.01%   to   27.71%
2008       1,769,586   4.91  to   8.83   9,650,799   0.44%   to    1.83%   0.20%   to    1.45%   -48.07%   to    0.60%
2007       1,762,856   9.39  to  15.11  18,225,935   0.17%   to    0.39%   0.40%   to    1.45%    24.83%   to   26.15%

Fidelity VIP Mid Cap Portfolio - Service Class 2
---------------------------------------------------
2011         509,887 $ 9.17  to  25.07 $ 7,535,192   0.02%                 0.20%   to    1.45%   -12.13%   to  -11.03%
2010         516,364  10.30  to  28.23   9,449,592   0.10%   to    0.15%   0.20%   to    1.45%     9.25%   to   28.31%
2009         492,030   8.03  to  22.05   7,405,205   0.36%   to    0.65%   0.20%   to    1.45%     0.53%   to   51.40%
2008         525,533   5.76  to  15.84   5,983,568   0.24%   to    0.31%   0.20%   to    1.45%   -40.48%   to    7.11%
2007         450,544   9.55  to  26.33   9,301,856   0.45%   to    0.65%   0.20%   to    1.45%    -0.82%   to   14.88%

Franklin Templeton Franklin Small Cap Value
Securities Fund - Class 2
---------------------------------------------------
2011         425,994 $ 9.87  to  21.14 $ 6,139,109   0.71%                 0.20%   to    1.45%    -5.14%   to   -3.95%
2010         568,474  10.27  to  22.05   9,738,236   0.62%   to    0.76%   0.20%   to    1.45%    16.86%   to   27.97%
2009         567,888   8.03  to  17.27   7,999,887   1.29%   to    1.78%   0.20%   to    1.45%    27.30%   to   59.02%
2008         600,702   6.23  to  13.42   6,789,071   0.00%   to    1.52%   0.20%   to    1.45%   -36.13%   to    9.09%
2007         460,041   9.32  to  20.12   7,938,199   0.00%   to    0.84%   0.20%   to    1.45%    -3.87%   to   -1.56%

Franklin Templeton Franklin Small-Mid Cap Growth
Securities Fund - Class 2
---------------------------------------------------
2011           3,203 $ 8.45  to  10.19 $    29,625   0.00%                 0.50%   to    0.75%    -5.54%   to   -5.30%
2010           9,134   8.95                 81,736   0.00%                 0.75%                  26.67%
2009          10,315   7.06                 72,874   0.00%                 0.75%                  42.50%
2008          12,546   4.96                 62,198   0.00%                 0.75%                 -42.93%
2007          12,380   8.69                107,538   0.00%                 0.75%                  10.41%

Franklin Templeton Franklin U.S. Government Fund
- Class 2
---------------------------------------------------
2011         315,613 $11.88  to  15.68 $ 4,319,906   3.15%                 0.20%   to    0.75%     4.89%   to    5.47%
2010         350,315  11.30  to  14.90   4,653,611   1.60%   to    3.70%   0.40%   to    0.75%    -1.16%   to    4.86%
2009         391,691  10.78  to  14.21   5,007,059   1.31%   to    6.09%   0.40%   to    0.75%     2.32%   to    2.68%
2008         422,032  10.51  to  13.84   5,392,917   4.00%   to    6.56%   0.40%   to    0.75%     0.06%   to    7.16%
2007         326,096  10.35  to  12.91   3,954,018   0.00%   to    8.18%   0.40%   to    0.75%     1.88%   to    6.18%

Franklin Templeton Mutual Shares Securities Fund
- Class 2
---------------------------------------------------
2011         522,459 $ 8.34  to  14.12 $ 5,923,738   2.04%                 0.20%   to    1.45%    -2.46%   to   -1.24%
2010         744,276   8.45  to  14.33   9,163,036   1.41%   to    1.68%   0.20%   to    1.45%     5.45%   to   10.97%
2009         680,409   7.61  to  12.93   7,936,688   1.12%   to    2.86%   0.20%   to    1.45%    24.23%   to   33.90%
2008         740,742   6.05  to  10.30   7,083,168   2.22%   to    4.22%   0.20%   to    1.45%   -38.02%   to  -28.50%
2007         748,730  11.51  to  16.45  11,699,219   1.45%   to    2.03%   0.40%   to    1.45%     1.98%   to    3.06%

Franklin Templeton Templeton Foreign Securities
Fund - Class 2
---------------------------------------------------
2011         489,882 $ 8.20  to  14.92 $ 5,610,443   1.80%                 0.20%   to    0.75%   -11.30%   to  -10.81%
2010         495,307   9.23  to  16.76   6,741,210   1.16%   to    2.01%   0.20%   to    0.75%     6.21%   to   13.97%
2009         498,881   8.55  to  15.52   6,722,082   2.69%   to    4.24%   0.40%   to    0.75%    36.02%   to   36.50%
2008         512,013   6.27  to  11.37   5,378,488   1.98%   to    8.36%   0.40%   to    1.45%   -41.24%   to  -28.96%
2007         505,521  10.79  to  19.15   9,120,870   0.00%   to    2.93%   0.40%   to    1.45%     4.09%   to   14.99%

                                   VL-R - 77

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the period ended December 31, 2011 are as follows:

                       At December 31                           For the year ended December 31
           --------------------------------------    --------------------------------------------------------------
                                                     Investment Income
                        Unit Value                        Ratio             Expense Ratio           Total Return
             Units   Lowest to Highest Net Assets    Lowest to Highest (1) Lowest to Highest (2) Lowest to Highest (3)
---------------------------------------------------  -----------------------------------------------------------------

Goldman Sachs VIT Strategic Growth Fund -
 Institutional Shares
---------------------------------------------------
2011         521,266 $ 9.30  to  12.32 $ 4,950,598   0.46%                 0.20%   to    0.75%    -3.34%   to   -2.81%
2010         548,075   9.59  to  12.74   5,363,068   0.40%   to     0.43%  0.20%   to    0.75%     0.64%   to   14.31%
2009         537,059   8.71  to  11.59   5,243,620   0.45%   to     0.47%  0.40%   to    0.75%    15.85%   to   47.16%
2008         596,625   6.44  to   7.90   3,958,857   0.12%   to     0.14%  0.40%   to    0.75%   -42.19%   to  -41.99%
2007         647,171  11.14  to  13.66   7,402,983   0.18%   to     0.19%  0.40%   to    0.75%     9.30%   to    9.69%

Invesco V.I. Core Equity Fund - Series I
---------------------------------------------------
2011         751,569 $ 9.78  to  11.35 $ 7,627,790   0.98%                 0.20%   to    0.75%    -0.81%   to   -0.26%
2010         836,741   9.83  to  11.40   8,781,854   0.85%   to     1.18%  0.20%   to    0.75%     6.62%   to   16.54%
2009         903,902   9.02  to  10.44   8,995,954   1.69%   to     3.58%  0.35%   to    0.75%    27.34%   to   27.85%
2008       1,009,818   7.07  to   8.17   8,105,221   0.00%   to     2.53%  0.35%   to    0.75%   -30.66%   to  -29.33%
2007       1,098,460  11.65  to  11.73  12,809,786   1.00%   to     1.26%  0.35%   to    0.75%     7.30%   to    7.74%

Invesco V.I. Global Real Estate Fund -
Series I (5)
---------------------------------------------------
2011           6,702 $ 7.03  to  13.17 $    70,034   4.37%                 0.20%   to    0.70%    -7.16%   to   -6.69%
2010           6,284   7.54  to  14.12      66,935   5.25%   to     7.55%  0.20%   to    0.70%    16.69%   to   17.28%
2009           3,939   6.42  to  12.04      30,815   0.00%                 0.20%   to    0.70%    30.61%   to   31.26%
2008           2,188   4.89  to   9.17      10,822   0.00%   to    18.33%  0.20%   to    0.70%   -38.98%   to   10.66%

Invesco V.I. Government Securities Fund -
Series I (11)
---------------------------------------------------
2011           9,242 $10.64  to  10.66 $    98,397   0.00%                 0.50%   to    0.75%     6.31%   to    6.49%

Invesco V.I. High Yield Fund - Series I (12)
---------------------------------------------------
2011         205,753 $ 9.61  to   9.63 $ 1,977,610   0.00%                 0.40%   to    0.75%    -4.12%   to   -3.89%

Invesco V.I. International Growth Fund - Series I
---------------------------------------------------
2011         695,171 $ 7.91  to  18.91 $ 7,717,734   1.53%                 0.20%   to    1.45%    -8.08%   to   -6.93%
2010         788,428   8.50  to  20.43   9,839,242   2.09%   to     2.81%  0.20%   to    1.45%    11.24%   to   15.49%
2009         835,068   7.55  to  18.24  10,223,489   1.25%   to     2.48%  0.20%   to    1.45%    29.19%   to   34.97%
2008         887,122   5.59  to  13.59   8,684,784   0.00%   to     1.51%  0.20%   to    1.45%   -41.24%   to    4.10%
2007         913,640  13.32  to  22.97  15,460,194   0.43%   to     0.67%  0.35%   to    1.45%    13.06%   to   14.32%

Invesco Van Kampen V.I. Capital Growth Fund -
Series I
---------------------------------------------------
2011             804 $ 5.58  to   9.64 $     5,393   0.00%                 0.50%   to    0.75%    -6.88%   to   -6.64%
2010           4,758   5.99  to  10.32      39,952   0.00%                 0.50%   to    0.75%    18.95%   to   21.46%
2009           6,868   5.03                 34,565   0.11%                 0.75%                  64.83%
2008           7,852   3.05                 23,975   0.56%                 0.75%                 -49.37%
2007           8,602   6.03                 51,876   0.04%                 0.75%                  16.08%

Invesco Van Kampen V.I. Government Fund -
Series I (11)
---------------------------------------------------
2011               - $    -            $         -   8.95%                 0.50%   to    0.75%     0.84%   to    0.92%
2010           5,974  15.32                 91,535   0.20%                 0.75%                   4.45%
2009           6,562  14.67                 96,261   7.10%                 0.75%                   0.22%
2008           9,345  14.64                136,774   4.01%                 0.75%                   1.05%
2007           8,809  14.48                127,597   4.68%                 0.75%                   6.53%

                                   VL-R - 78

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the period ended December 31, 2011 are as follows:

                      At December 31                          For the year ended December 31
           --------------------------------------  ---------------------------------------------------------------
                                                   Investment Income
                      Unit Value                         Ratio            Expense Ratio        Total Return Lowest
            Units  Lowest to Highest Net Assets    Lowest to Highest (1) Lowest to Highest (2)   to Highest (3)
-------------------------------------------------  ---------------------------------------------------------------
Invesco Van Kampen V.I. Growth and Income Fund
- Series I
-------------------------------------------------
2011       644,693 $  8.59 to  14.35 $ 7,472,579    1.08%                0.20%   to    0.95%    -2.93% to   -2.20%
2010       865,685    8.85 to  14.70  10,670,022    0.09%   to    0.10%  0.20%   to    1.45%     7.12% to   12.41%
2009       798,396    7.94 to  13.12   9,525,424    3.64%   to    4.53%  0.20%   to    1.45%    22.58% to   24.12%
2008       822,906    6.44 to  10.59   8,135,935    0.00%   to    2.84%  0.20%   to    1.45%   -33.02% to    4.79%
2007       829,841   11.35 to  15.67  12,520,025    0.91%   to    1.79%  0.40%   to    1.45%    -0.27% to    2.39%

Invesco Van Kampen V.I. High Yield Fund -
Series I (12)
-------------------------------------------------
2011             - $     -           $         -   23.28%                0.20%   to    0.75%     5.02% to    5.21%
2010       129,870   12.09 to  17.35   1,967,003    8.74%   to   10.72%  0.20%   to    0.75%     0.91% to   11.67%
2009       129,292   10.84 to  15.59   1,744,053    1.27%   to   11.83%  0.40%   to    0.75%    41.02% to   41.51%
2008       142,991    7.67 to  11.05   1,414,824    8.03%   to   12.04%  0.40%   to    0.75%   -23.43% to  -22.34%
2007       147,778   11.13 to  14.42   1,922,401    2.87%   to   10.39%  0.40%   to    0.75%     3.23% to    3.59%

Janus Aspen Enterprise Portfolio - Service
Shares
-------------------------------------------------
2011       388,019 $  7.63 to  19.94 $ 3,861,188    0.00%                0.20%   to    0.75%    -2.39% to   -1.85%
2010       457,671    7.81 to  20.42   4,284,773    0.00%                0.20%   to    0.75%    20.46% to   25.27%
2009       481,729    6.27 to  16.38   3,557,635    0.00%                0.20%   to    0.75%    43.36% to   44.16%
2008       595,345    4.37 to  11.42   2,982,555    0.06%   to    0.19%  0.20%   to    0.75%   -45.09% to    5.55%
2007       508,369    7.84 to  20.48   4,419,562    0.05%   to    0.10%  0.40%   to    0.75%     5.84% to   21.25%

Janus Aspen Forty Portfolio - Service
Shares (5)
-------------------------------------------------
2011        28,303 $  7.60 to  13.23 $   240,224    0.26%                0.20%   to    0.95%    -7.82% to   -7.13%
2010        26,335    8.25 to  14.25     241,882    0.13%   to    0.27%  0.20%   to    0.95%     5.47% to    6.27%
2009        25,001    7.82 to  13.41     212,011    0.01%   to    0.02%  0.20%   to    0.95%    44.63% to   45.72%
2008        18,484    5.41 to   9.20     104,233    0.00%   to    0.00%  0.20%   to    0.95%   -47.32% to    4.83%

Janus Aspen Overseas Portfolio - Service Shares
-------------------------------------------------
2011       877,463 $  6.81 to  21.43 $ 9,363,997    0.38%                0.20%   to    1.45%   -33.31% to  -32.47%
2010       848,160   10.09 to  31.90  16,047,581    0.48%   to    0.57%  0.20%   to    1.45%    14.63% to   24.77%
2009       887,195    8.09 to  25.69  14,436,901    0.33%   to    0.43%  0.20%   to    1.45%    76.49% to   78.71%
2008       939,981    4.53 to  14.45   8,807,974    0.00%   to    3.68%  0.20%   to    1.45%   -52.92% to  -47.50%
2007       894,163   16.33 to  30.46  18,123,104    0.31%   to    0.53%  0.40%   to    1.45%    26.17% to   27.50%

Janus Aspen Worldwide Portfolio - Service Shares
-------------------------------------------------
2011       348,837 $  6.29 to  10.81 $ 2,528,689    0.49%                0.20%   to    0.75%   -14.63% to  -14.16%
2010       458,840    7.37 to  12.64   3,587,878    0.45%   to    0.50%  0.20%   to    0.75%     3.46% to   21.93%
2009       499,706    6.42 to  11.02   3,373,933    0.52%   to    1.26%  0.40%   to    0.75%    36.38% to   36.86%
2008       553,476    4.71 to   8.07   2,747,424    0.46%   to    1.47%  0.40%   to    0.75%   -45.22% to  -40.94%
2007       603,920    8.59 to  14.72   5,487,578    0.56%   to    0.75%  0.35%   to    0.75%     8.54% to    8.98%

JPMorgan Insurance Trust Core Bond Portfolio -
Class 1 (6)
-------------------------------------------------
2011         6,254 $ 12.25 to  12.41 $    76,968    5.25%                0.20%   to    0.70%     6.71% to    7.24%
2010         6,045   11.48 to  11.57      69,594    3.37%   to    4.07%  0.20%   to    0.70%     8.47% to    9.02%
2009         5,072   10.58 to  10.62      53,733    0.00%                0.20%   to    0.70%     5.79% to    6.16%

                                   VL-R - 79

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the period ended December 31, 2011 are as follows:

                        At December 31                            For the year ended December 31
            ----------------------------------------  -----------------------------------------------------------------
                                                      Investment Income
                         Unit Value                         Ratio            Expense Ratio           Total Return
              Units   Lowest to Highest Net Assets    Lowest to Highest (1) Lowest to Highest (2) Lowest to Highest (3)
----------------------------------------------------  -----------------------------------------------------------------

 JPMorgan Insurance Trust Government Bond Portfolio
 - Class 1 (5) (6)
----------------------------------------------------
2009                - $    -            $         -   15.11%  to   119.69%  0.20%   to    0.70%     0.30%   to    0.45%
2008            2,582  10.79  to  10.62      28,148    0.00%                0.20%   to    0.70%     1.87%   to    7.25%

JPMorgan Insurance Trust International Equity
Portfolio - Class 1 (5) (7)
----------------------------------------------------
2011            4,991 $ 6.96  to  12.72 $    45,198    1.83%                0.20%   to    0.95%   -12.29%   to  -11.63%
2010            7,000   7.94  to  14.39      71,187    0.22%  to     0.23%  0.20%   to    0.95%     6.15%   to    6.95%
2009            6,633   7.48  to  13.46      62,337    4.76%  to     5.45%  0.20%   to    0.95%    33.64%   to   34.64%
2008            4,044   5.60  to  10.00      24,482    0.00%                0.20%   to    0.95%   -40.58%   to    4.61%

JPMorgan Insurance Trust Mid Cap Value Portfolio
- Class 1 (8)
----------------------------------------------------
2011           40,043 $16.09  to  16.33 $   645,733    1.49%                0.20%   to    0.75%     1.40%   to    1.96%
2010          143,668  15.87  to  16.02   2,282,044    1.12%  to     1.16%  0.20%   to    0.75%     5.70%   to   22.96%
2009          154,833  12.95  to  12.98   2,005,981    0.00%                0.40%   to    0.75%    29.51%   to   29.83%

JPMorgan Insurance Trust Small Cap Core
Portfolio - Class 1 (9)
----------------------------------------------------
2011          222,041 $ 9.56  to  15.76 $ 2,444,450    0.13%                0.20%   to    0.75%    -5.48%   to   -4.96%
2010          225,131  10.10  to  16.67   2,673,870    0.00%                0.20%   to    0.75%    -0.94%   to   26.62%
2009          243,826   8.00  to  13.21   2,316,934    0.50%  to     1.32%  0.40%   to    0.75%    21.66%   to   22.09%
2008          264,450   6.58  to  10.86   2,121,012    0.13%  to     0.21%  0.40%   to    0.75%   -32.49%   to  -29.96%
2007          242,579   9.74  to  16.09   2,933,355    0.01%  to     0.01%  0.40%   to    0.75%    -6.38%   to   -6.05%

JPMorgan Mid Cap Value Portfolio (8)
----------------------------------------------------
2009                - $    -            $         -    3.89%  to     4.74%  0.40%   to    0.75%    -2.92%   to   -2.81%
2008          139,030   8.37  to  12.84   1,699,338    1.14%  to     1.42%  0.40%   to    0.75%   -33.71%   to  -33.47%
2007          181,227  12.62  to  19.31   3,354,350    0.88%  to     0.93%  0.40%   to    0.75%     1.68%   to    2.04%

MFS VIT Core Equity Series - Initial Class
----------------------------------------------------
2011          329,447 $ 7.61  to  12.99 $ 3,025,430    0.97%                0.20%   to    0.75%    -1.76%   to   -1.22%
2010          404,270   7.75  to  13.21   3,463,700    0.95%  to     1.09%  0.20%   to    0.75%     1.93%   to   20.08%
2009          437,268   6.66  to  11.35   3,187,117    1.37%  to     1.93%  0.40%   to    0.75%    31.44%   to   31.90%
2008          489,897   5.07  to   8.63   2,705,088    0.80%  to     1.80%  0.40%   to    0.75%   -39.61%   to  -35.47%
2007          530,699   8.39  to  14.29   4,819,569    0.33%  to     0.40%  0.40%   to    0.75%    10.31%   to   10.70%

MFS VIT Growth Series - Initial Class
----------------------------------------------------
2011          869,874 $ 6.80  to  15.67 $ 8,216,438    0.20%                0.20%   to    0.75%    -1.07%   to   -0.52%
2010        1,121,296   6.85  to  15.84  10,215,781    0.07%  to     0.12%  0.20%   to    0.75%     7.21%   to   22.06%
2009        1,173,605   5.96  to  13.83   9,964,173    0.26%  to     0.36%  0.40%   to    0.75%    36.65%   to   37.13%
2008        1,230,391   4.35  to  10.11   8,162,971    0.02%  to     0.32%  0.40%   to    0.75%   -37.89%   to  -36.79%
2007        1,279,597   6.97  to  16.27  13,853,558    0.00%                0.40%   to    0.75%    20.26%   to   20.69%

MFS VIT New Discovery Series - Initial Class
----------------------------------------------------
2011          329,080 $10.99  to  19.25 $ 4,069,214    0.00%                0.20%   to    1.45%   -11.56%   to  -10.45%
2010          405,880  12.34  to  21.50   5,517,500    0.00%                0.20%   to    1.45%    13.05%   to   36.06%
2009          405,118   9.12  to  15.80   4,052,402    0.00%                0.20%   to    1.45%    60.83%   to   62.86%
2008          422,956   5.63  to   9.70   2,608,315    0.00%                0.20%   to    1.45%   -40.21%   to    5.92%
2007          403,900   9.35  to  13.73   4,103,204    0.00%                0.35%   to    1.45%     1.03%   to    2.16%

                                   VL-R - 80

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the period ended December 31, 2011 are as follows:

                     At December 31                          For the year ended December 31
           -------------------------------------  -----------------------------------------------------------------
                                                     Investment
                      Unit Value                    Income Ratio         Expense Ratio           Total Return
            Units  Lowest to Highest Net Assets   Lowest to Highest (1) Lowest to Highest (2) Lowest to Highest (3)
------------------------------------------------  -----------------------------------------------------------------
MFS VIT Research Series - Initial Class
------------------------------------------------
2011       183,039 $ 9.23  to  14.58 $1,878,628   0.49%                 0.20%   to    0.75%    -1.19%   to   -0.65%
2010       512,364   9.33  to  14.75  4,967,719   0.47%   to     1.10%  0.20%   to    0.75%     5.72%   to   15.66%
2009       431,935   8.10  to  12.82  3,654,802   0.95%   to     3.41%  0.20%   to    0.75%    24.56%   to   30.28%
2008       413,070   6.21  to   9.89  2,692,480   0.00%   to     1.21%  0.20%   to    1.45%   -37.01%   to    5.04%
2007       254,769   9.86  to  15.58  2,670,367   0.00%   to     0.82%  0.40%   to    1.45%     3.83%   to   12.75%

MFS VIT Total Return Series - Initial Class
------------------------------------------------
2011        60,064 $ 7.29  to  10.36 $  474,549   2.60%                 0.50%   to    0.75%     1.01%   to    1.27%
2010        72,396   7.21               522,194   2.61%                 0.75%                   9.11%
2009        80,158   6.61               529,914   3.62%                 0.75%                  17.15%
2008        88,007   5.64               496,645   3.26%                 0.75%                 -22.71%
2007       100,334   7.30               732,616   2.62%                 0.75%                   3.43%

Neuberger Berman AMT Mid-Cap Growth Portfolio
- Class I
------------------------------------------------
2011       380,475 $ 9.10  to  17.24 $4,242,671   0.00%                 0.20%   to    1.45%    -0.97%   to    0.27%
2010       478,023   9.07  to  17.28  5,138,797   0.00%                 0.20%   to    1.45%    11.60%   to   28.84%
2009       560,994   7.04  to  13.48  4,592,034   0.00%                 0.20%   to    1.45%    29.70%   to   31.34%
2008       650,795   5.36  to  10.32  4,059,451   0.00%                 0.20%   to    1.45%   -43.79%   to    5.62%
2007       735,271   9.84  to  18.35  7,993,478   0.00%                 0.40%   to    0.75%    21.61%   to   22.04%

Neuberger Berman AMT Partners Portfolio -
Class I
------------------------------------------------
2011         3,480 $ 7.46  to  11.87 $   26,986   0.00%                 0.50%   to    0.75%   -12.02%   to  -11.80%
2010         5,652  13.49                76,272   0.67%                 0.75%                  14.80%
2009         5,675  11.75                66,698   2.90%                 0.75%                  54.91%
2008         7,647   7.59                58,023   0.64%                 0.75%                 -52.75%
2007         6,808  16.06               109,318   0.62%                 0.75%                   8.51%

Neuberger Berman AMT Socially Responsive
Portfolio - Class I (4)
------------------------------------------------
2011         3,830 $ 9.26  to  14.54 $   36,936   0.37%                 0.20%   to    0.70%    -3.76%   to   -3.27%
2010         3,077   9.62  to  15.03     31,028   0.04%   to     0.04%  0.20%   to    0.70%    22.00%   to   22.61%
2009         2,184   7.85  to  12.26     18,190   0.21%   to     3.76%  0.20%   to    0.70%    30.51%   to   36.31%
2008           929   5.98  to   6.27      5,605   0.00%   to    11.38%  0.20%   to    0.70%   -38.42%   to   18.02%

Oppenheimer Balanced Fund/VA - Non-Service
Shares
------------------------------------------------
2011       127,186 $ 7.53  to  11.61 $1,240,903   2.27%                 0.20%   to    1.45%    -0.73%   to    0.52%
2010       151,485   7.49  to  11.88  1,488,557   1.16%   to     1.41%  0.20%   to    1.45%     0.00%   to   12.69%
2009       151,706   6.65  to  10.56  1,367,234   0.00%                 0.20%   to    1.45%    20.14%   to   33.54%
2008       151,496   5.47  to   8.70  1,135,463   0.00%   to     3.09%  0.20%   to    1.45%   -44.29%   to  -42.56%
2007       128,676  11.06  to  15.46  1,735,592   1.68%   to     2.60%  0.40%   to    1.45%     1.79%   to    3.37%

Oppenheimer Global Securities Fund/VA -
Non-Service Shares
------------------------------------------------
2011       336,286 $ 8.35  to  20.92 $4,894,747   1.36%                 0.20%   to    1.45%    -9.61%   to   -8.47%
2010       343,743   9.12  to  22.90  5,790,382   0.86%   to     1.70%  0.20%   to    1.45%     6.77%   to   20.69%
2009       333,736   7.88  to  19.83  5,185,789   0.00%   to     2.51%  0.20%   to    1.45%    -0.02%   to   39.49%
2008       336,389   5.65  to  14.24  3,878,834   0.00%   to     1.68%  0.20%   to    1.45%   -41.05%   to    5.19%
2007       312,541   9.46  to  23.91  6,388,989   0.00%   to     1.70%  0.20%   to    1.45%    -2.04%   to    5.89%

                                   VL-R - 81

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the period ended December 31, 2011 are as follows:

                       At December 31                           For the year ended December 31
           ----------------------------------------  -----------------------------------------------------------------
                                                     Investment Income
                        Unit Value                         Ratio            Expense Ratio           Total Return
             Units   Lowest to Highest Net Assets    Lowest to Highest (1) Lowest to Highest (2) Lowest to Highest (3)
---------------------------------------------------  -----------------------------------------------------------------
Oppenheimer High Income Fund/VA - Non-Service
 Shares
---------------------------------------------------
2011          15,334 $ 2.93  to   3.98 $    59,238    5.70%                0.50%   to    0.75%    -3.07%   to   -2.82%
2010          40,017   3.01  to   4.11     137,602    1.30%                0.50%   to    0.75%     1.41%   to   13.96%
2009           4,509   3.60                 16,248    0.00%                0.75%                  24.38%
2008           5,871   2.90                 17,008    9.84%                0.75%                 -78.83%
2007           7,522  13.68                102,935    7.41%                0.75%                  -0.85%

PIMCO VIT CommodityRealReturn Strategy Portfolio
- Administrative Class
---------------------------------------------------
2011         160,205 $ 7.35  to  13.20 $ 1,638,541   16.05%                0.20%   to    1.45%    -8.89%   to   -7.74%
2010         312,206   7.99  to  14.30   3,537,592    1.35%   to   17.19%  0.20%   to    1.45%     1.96%   to   24.27%
2009         285,156   6.74  to  11.51   2,622,169    4.58%   to    7.59%  0.20%   to    1.45%    39.49%   to   41.25%
2008         182,627   4.79  to   8.15   1,196,060    4.02%   to   28.18%  0.20%   to    1.45%   -53.92%   to    5.70%
2007         148,688  11.69  to  12.43   1,745,658    0.24%   to    5.73%  0.65%   to    1.45%     8.25%   to   22.38%

PIMCO VIT Global Bond Portfolio (Unhedged) -
Administrative Class (5)
---------------------------------------------------
2011           3,551 $13.08  to  14.79 $    49,556    2.57%                0.20%   to    0.70%     6.81%   to    7.35%
2010           6,055  12.25  to  13.78      78,977    2.29%   to    2.75%  0.20%   to    0.70%    10.86%   to   11.42%
2009           7,120  11.05  to  12.37      83,767    2.76%   to    3.25%  0.20%   to    0.70%    16.02%   to   16.60%
2008           4,580   9.52  to  10.61      45,810    0.12%   to    3.06%  0.20%   to    0.70%    -4.67%   to    0.80%

PIMCO VIT Real Return Portfolio - Administrative
Class
---------------------------------------------------
2011         849,220 $12.54  to  22.74 $14,253,301    2.12%                0.20%   to    0.75%    10.83%   to   11.44%
2010         872,324  11.29  to  20.45  14,239,385    1.31%   to    1.50%  0.20%   to    0.75%    -3.62%   to    7.89%
2009         856,973  10.50  to  18.99  13,766,246    2.01%   to    3.91%  0.20%   to    0.75%     9.31%   to   18.12%
2008         943,684   8.91  to  16.11  13,013,491    0.76%   to    4.21%  0.20%   to    0.75%   -10.49%   to    0.80%
2007         889,362  10.99  to  17.46  13,945,200    4.58%   to    5.47%  0.35%   to    0.75%     9.80%   to   10.25%

PIMCO VIT Short-Term Portfolio - Administrative
Class
---------------------------------------------------
2011         818,523 $10.66  to  13.51 $ 9,813,692    1.42%                0.20%   to    1.45%    -0.93%   to    0.31%
2010         420,228  10.71  to  13.49   5,215,445    0.80%   to    1.09%  0.20%   to    1.45%     0.43%   to    1.90%
2009         410,954  10.55  to  13.27   5,040,544    1.40%   to    2.42%  0.20%   to    1.45%     3.06%   to    7.58%
2008         442,960   9.84  to  12.36   5,178,610    0.86%   to    5.21%  0.20%   to    1.45%    -1.75%   to   -0.51%
2007         474,810  10.06  to  12.49   5,644,865    0.39%   to    5.11%  0.20%   to    1.45%     0.21%   to    4.12%

PIMCO VIT Total Return Portfolio -
Administrative Class
---------------------------------------------------
2011       1,056,839 $12.73  to  19.90 $16,584,031    2.72%                0.20%   to    1.45%     2.12%   to    3.40%
2010       1,790,622  12.34  to  19.28  29,656,123    2.16%   to    2.93%  0.20%   to    1.45%    -0.61%   to    7.89%
2009       1,787,013  11.48  to  17.91  28,884,083    4.14%   to    6.04%  0.20%   to    1.45%     7.04%   to   13.81%
2008       1,648,820  10.11  to  15.77  23,833,765    1.06%   to    5.02%  0.20%   to    1.45%     1.02%   to    5.59%
2007       1,848,551  10.22  to  15.10  26,311,466    0.46%   to    5.33%  0.20%   to    1.45%     0.82%   to    8.30%

Pioneer Fund VCT Portfolio - Class I
---------------------------------------------------
2011         158,191 $ 9.25  to  11.81 $ 1,500,448    1.57%                0.20%   to    0.75%    -5.02%   to   -4.49%
2010         204,262   9.71  to  12.39   2,095,967    1.24%   to    1.37%  0.20%   to    0.75%     7.76%   to   23.83%
2009         221,615   8.41  to  10.72   2,085,325    1.69%   to    1.74%  0.40%   to    0.75%    24.26%   to   24.70%
2008         246,377   6.75  to   8.60   2,033,717    1.78%   to    1.94%  0.40%   to    0.75%   -34.76%   to  -30.93%
2007         251,515  12.99  to  13.13   3,269,524    1.27%   to    1.34%  0.40%   to    0.75%     4.20%   to    4.57%

                                   VL-R - 82

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the period ended December 31, 2011 are as follows:

                       At December 31                           For the year ended December 31
           ----------------------------------------  -----------------------------------------------------------------
                                                     Investment Income
                        Unit Value                         Ratio            Expense Ratio           Total Return
             Units   Lowest to Highest Net Assets    Lowest to Highest (1) Lowest to Highest (2) Lowest to Highest (3)
---------------------------------------------------  -----------------------------------------------------------------
Pioneer Growth Opportunities VCT Portfolio -
 Class I
---------------------------------------------------
2011         214,885 $11.51  to  11.91 $ 2,482,486    0.00%                0.20%   to    0.75%    -2.99%   to   -2.45%
2010         256,803  11.84  to  12.23   3,055,534    0.00%                0.20%   to    0.75%     3.85%   to   19.80%
2009         293,202   9.90  to  10.21   2,927,073    0.00%                0.35%   to    0.75%    43.48%   to   44.06%
2008         345,762   6.88  to   7.09   2,407,791    0.00%                0.35%   to    0.75%   -35.97%   to  -32.22%
2007         399,992  10.89  to  11.02   4,358,609    0.00%                0.35%   to    0.75%    -4.58%   to   -4.20%

Pioneer Mid Cap Value VCT Portfolio - Class I
---------------------------------------------------
2011          81,710 $ 8.68  to  13.97 $   820,496    0.74%                0.20%   to    1.45%    -6.99%   to   -5.82%
2010          62,230   9.22  to  14.83     668,976    0.00%   to    1.22%  0.20%   to    1.45%    16.52%   to   17.98%
2009          55,538   7.81  to  12.57     510,873    1.33%   to    2.45%  0.20%   to    1.45%    21.17%   to   25.33%
2008          44,205   6.23  to  10.03     325,554    0.00%   to    1.47%  0.20%   to    1.45%   -34.53%   to    4.92%
2007          20,653  11.11  to  11.35     231,957    0.16%   to    1.69%  0.70%   to    1.45%    -4.07%   to    4.84%

Putnam VT Diversified Income Fund - Class IB
---------------------------------------------------
2011         391,271 $11.63  to  18.28 $ 6,267,641   10.17%                0.20%   to    0.95%    -4.08%   to   -3.36%
2010         417,012  12.03  to  18.95   7,141,922   12.99%   to   14.88%  0.20%   to    0.95%     0.11%   to   12.45%
2009         413,215  10.70  to  16.88   6,423,888    5.56%   to    7.84%  0.20%   to    0.95%    49.63%   to   55.04%
2008         443,963   6.90  to  10.90   4,479,144    0.00%   to   15.47%  0.20%   to    0.75%   -31.33%   to  -27.80%
2007         511,160  10.84  to  15.85   7,726,076    0.70%   to    6.57%  0.35%   to    0.75%     3.35%   to    3.77%

Putnam VT Growth and Income Fund - Class IB
---------------------------------------------------
2011         889,651 $ 9.31  to  11.16 $ 8,894,899    1.26%                0.20%   to    0.75%    -5.35%   to   -4.83%
2010         964,291   9.81  to  11.79  10,330,182    1.41%   to    1.60%  0.20%   to    0.75%     7.89%   to   15.50%
2009       1,056,043   8.62  to  10.38  10,046,450    2.50%   to    5.27%  0.35%   to    0.75%    28.84%   to   29.36%
2008       1,173,232   6.68  to   8.05   8,781,310    1.98%   to    2.93%  0.35%   to    0.75%   -39.16%   to  -31.35%
2007       1,272,998  11.16  to  13.22  15,764,721    1.32%   to    1.80%  0.35%   to    0.75%    -6.74%   to   -6.37%

Putnam VT International Value Fund - Class IB
---------------------------------------------------
2011         484,622 $ 6.39  to  13.50 $ 4,000,551    2.75%                0.20%   to    1.45%   -15.02%   to  -13.95%
2010         531,784   7.44  to  15.77   5,438,879    0.00%   to    3.56%  0.20%   to    1.45%     4.01%   to   13.16%
2009         542,113   6.98  to  14.83   5,575,454    0.00%                0.40%   to    1.45%    24.37%   to   25.69%
2008         566,502   5.56  to  11.84   5,049,681    1.65%   to    2.53%  0.40%   to    1.45%   -46.80%   to  -41.39%
2007         555,404  12.56  to  22.11   9,971,671    1.12%   to    2.11%  0.40%   to    1.45%    -4.98%   to    6.58%

Putnam VT Multi-Cap Growth Fund - Class IB (10)
---------------------------------------------------
2011           2,873 $10.65  to  10.69 $    30,636    0.38%                0.50%   to    0.75%    -5.79%   to   -5.56%
2010          15,955  11.31  to  11.32     180,442    0.00%                0.50%   to    0.75%    13.09%   to   13.16%

Putnam VT Small Cap Value Fund - Class IB
---------------------------------------------------
2011          13,404 $ 8.66  to  19.72 $   166,983    0.63%                0.20%   to    0.75%    -5.44%   to   -4.92%
2010          18,306   9.11  to  20.85     308,956    0.19%   to    0.29%  0.20%   to    0.75%    25.04%   to   25.73%
2009          16,827   7.25  to  16.68     247,341    0.43%   to    1.64%  0.20%   to    0.75%    30.55%   to   87.01%
2008          17,876   5.52  to  12.77     200,714    0.00%   to    1.56%  0.20%   to    0.75%   -39.81%   to    5.14%
2007          15,778  21.22                334,860    0.61%                0.75%                 -13.37%

                                   VL-R - 83

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the period ended December 31, 2011 are as follows:

                       At December 31                          For the year ended December 31
           ----------------------------------------  -----------------------------------------------------------------
                                                     Investment Income
                        Unit Value                        Ratio             Expense Ratio           Total Return
             Units   Lowest to Highest Net Assets    Lowest to Highest (1) Lowest to Highest (2) Lowest to Highest (3)
---------------------------------------------------  -----------------------------------------------------------------
Putnam VT Vista Fund - Class IB (10)
---------------------------------------------------
2010               - $    -            $         -   0.03%                 0.50%   to    0.75%     9.56%   to   15.00%
2009          27,449   4.97                136,447   0.00%                 0.75%                  37.71%
2008          27,268   3.61                 98,428   0.00%                 0.75%                 -45.95%
2007          26,952   6.68                180,001   0.00%                 0.75%                   3.03%

Putnam VT Voyager Fund - Class IB
---------------------------------------------------
2011          20,042 $ 6.58  to  10.60 $   143,379   0.00%                 0.50%   to    0.75%   -18.46%   to  -18.26%
2010          43,333   8.07  to  12.97     354,200   1.21%                 0.50%   to    0.75%    19.90%   to   20.85%
2009          46,222   6.73                310,949   0.84%                 0.75%                  62.67%
2008          52,236   4.14                216,020   0.00%                 0.75%                 -37.50%
2007          59,173   6.62                391,551   0.00%                 0.75%                   4.73%

SunAmerica Aggressive Growth Portfolio - Class 1
---------------------------------------------------
2011         122,598 $ 7.11  to  15.06 $ 1,139,542   0.00%                 0.20%   to    0.75%    -2.71%   to   -2.17%
2010          90,650   7.27  to  15.39     907,479   0.00%                 0.20%   to    0.75%    20.26%   to   20.92%
2009          89,679   6.01  to  12.73     756,851   0.00%   to    0.23%   0.20%   to    0.75%    39.43%   to   46.40%
2008         134,034   4.29  to   6.95     847,954   0.00%   to    1.20%   0.20%   to    0.75%   -52.99%   to    4.78%
2007          81,962  10.55  to  14.77   1,114,547   0.60%   to    1.26%   0.40%   to    0.75%   -13.01%   to   -0.89%

SunAmerica Balanced Portfolio - Class 1
---------------------------------------------------
2011         125,848 $10.16  to  14.01 $ 1,584,195   1.78%                 0.20%   to    0.75%     1.51%   to    2.07%
2010         119,980   9.95  to  13.72   1,495,385   0.00%   to    2.03%   0.20%   to    0.75%    11.00%   to   11.61%
2009         121,451   8.92  to  12.29   1,363,563   2.10%   to    5.89%   0.20%   to    0.75%     9.58%   to   28.69%
2008         120,190   7.20  to   9.50   1,099,120   0.06%   to    8.70%   0.20%   to    0.75%   -26.45%   to  -20.26%
2007         114,660  11.34  to  12.91   1,426,514   0.00%   to    3.68%   0.40%   to    0.75%     0.66%   to    4.66%

UIF Growth Portfolio - Class I Shares
---------------------------------------------------
2011         232,463 $ 9.43  to  15.42 $ 2,388,116   0.12%                 0.20%   to    0.75%    -3.52%   to   -2.99%
2010         271,486   9.74  to  15.97   2,917,842   0.10%   to    0.12%   0.20%   to    0.75%     4.68%   to   25.31%
2009         272,514   7.96  to  13.09   2,671,894   0.00%                 0.40%   to    0.75%    64.32%   to   64.89%
2008         324,108   4.83  to   7.96   2,073,016   0.20%   to    0.22%   0.40%   to    0.75%   -49.57%   to  -47.43%
2007         333,720   9.54  to  15.78   4,374,641   0.00%                 0.40%   to    0.75%    20.99%   to   21.42%

VALIC Company I International Equities Fund
---------------------------------------------------
2011         237,562 $ 6.45  to  12.74 $ 2,085,235   2.46%                 0.20%   to    0.75%   -13.75%   to  -13.27%
2010         304,791   7.44  to  14.77   3,278,698   2.26%   to    2.81%   0.20%   to    0.75%    -0.76%   to   24.08%
2009         305,100   6.87  to  13.72   3,162,419   2.44%   to    4.79%   0.20%   to    0.75%    28.63%   to   79.50%
2008         274,084   5.31  to  10.67   2,253,140   3.04%   to    9.18%   0.20%   to    0.75%   -43.82%   to  -35.20%
2007         256,273  10.11  to  18.99   3,830,278   2.25%   to    4.69%   0.40%   to    0.75%    -1.91%   to    8.33%

VALIC Company I Mid Cap Index Fund
---------------------------------------------------
2011         971,265 $10.25  to  25.96 $12,207,470   0.89%                 0.20%   to    1.45%    -3.41%   to   -2.20%
2010       1,000,792  10.48  to  26.69  14,390,505   0.95%   to    1.73%   0.20%   to    1.45%    12.66%   to   26.00%
2009         955,705   8.32  to  21.30  12,518,441   0.75%   to    2.09%   0.20%   to    1.45%    36.29%   to   41.78%
2008         962,076   6.03  to  15.52  10,459,279   1.05%   to    3.66%   0.20%   to    1.45%   -38.59%   to  -29.99%
2007         961,427  10.93  to  24.78  17,965,546   1.11%   to    1.91%   0.35%   to    1.45%     6.08%   to    7.26%

                                   VL-R - 84

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the period ended December 31, 2011 are as follows:

                        At December 31                           For the year ended December 31
           -----------------------------------------  -----------------------------------------------------------------
                                                      Investment Income
                        Unit Value                         Ratio             Expense Ratio           Total Return
             Units   Lowest to Highest  Net Assets    Lowest to Highest (1) Lowest to Highest (2) Lowest to Highest (3)
----------------------------------------------------  -----------------------------------------------------------------
VALIC Company I Money Market I Fund
----------------------------------------------------
2011       1,626,173 $  9.93 to  12.69 $ 17,189,014   0.01%                 0.20%   to    1.45%    -1.43%   to   -0.19%
2010       1,515,388   10.00 to  12.79   16,776,609   0.01%   to     0.01%  0.20%   to    1.45%    -1.42%   to   -0.10%
2009       2,131,237   10.04 to  12.88   24,241,824   0.15%   to     0.49%  0.20%   to    1.45%    -1.14%   to    0.10%
2008       2,537,161   10.03 to  12.94   29,748,445   0.37%   to     3.49%  0.20%   to    1.45%     0.14%   to    2.03%
2007       2,653,836   10.07 to  12.75   31,140,969   0.14%   to     8.23%  0.20%   to    1.45%     0.28%   to    4.28%

VALIC Company I Nasdaq-100 Index Fund
----------------------------------------------------
2011         405,865 $  6.41 to  18.38 $  3,611,343   0.36%                 0.20%   to    0.75%     2.20%   to    2.76%
2010         502,301    6.27 to  17.97    3,995,460   0.22%   to     0.48%  0.20%   to    0.75%     9.40%   to   19.48%
2009         545,407    5.27 to  15.12    3,358,810   0.00%   to    51.57%  0.20%   to    0.75%    54.27%   to   55.19%
2008         617,506    3.42 to   9.80    2,391,443   0.00%   to     0.70%  0.20%   to    0.75%   -42.85%   to    2.65%
2007         544,445    5.98 to  17.13    3,612,575   0.03%   to     0.10%  0.40%   to    0.75%    17.71%   to   18.13%

VALIC Company I Science & Technology Fund
----------------------------------------------------
2011         153,668 $  4.93 to  16.65 $  1,189,330   0.00%                 0.20%   to    0.75%    -6.69%   to   -6.18%
2010         207,258    5.28 to  17.75    1,340,855   0.00%   to     0.00%  0.20%   to    0.75%     7.64%   to   21.85%
2009         238,882    4.35 to  14.57    1,253,524   0.05%   to     0.17%  0.20%   to    0.75%    32.20%   to   65.18%
2008         272,017    2.65 to   8.21      821,958   0.00%                 0.20%   to    0.75%   -46.39%   to  -37.42%
2007         296,722    4.94 to  15.30    1,587,140   0.00%                 0.40%   to    0.75%    16.81%   to   17.22%

VALIC Company I Small Cap Index Fund
----------------------------------------------------
2011         478,080 $  9.43 to  17.29 $  6,058,863   0.99%                 0.20%   to    0.75%    -5.02%   to   -4.50%
2010         469,845    9.87 to  18.20    6,663,196   0.73%   to     1.54%  0.20%   to    0.75%    14.50%   to   31.36%
2009         461,849    7.82 to  14.49    5,304,975   0.80%   to     2.86%  0.20%   to    0.75%    27.26%   to   54.47%
2008         461,504    6.11 to  11.39    4,265,057   1.37%   to     4.42%  0.20%   to    0.75%   -34.96%   to  -26.64%
2007         458,406   10.37 to  17.51    6,791,572   0.92%   to     1.79%  0.40%   to    1.45%    -3.31%   to   -2.28%

VALIC Company I Stock Index Fund
----------------------------------------------------
2011       1,685,382 $  8.77 to  14.85 $ 16,944,543   1.50%                 0.20%   to    0.75%     1.06%   to    1.62%
2010       2,208,072    8.63 to  14.68   21,981,985   1.50%   to     3.03%  0.20%   to    0.75%     8.34%   to   17.05%
2009       2,347,416    7.54 to  12.88   21,013,312   1.63%   to     3.97%  0.20%   to    0.75%    19.41%   to   27.78%
2008       2,498,709    5.99 to   9.19   18,612,241   1.61%   to     6.23%  0.20%   to    0.75%   -37.68%   to  -26.88%
2007       2,736,092   10.35 to  14.73   33,130,057   1.40%   to     2.89%  0.35%   to    0.75%     4.34%   to    4.76%

Vanguard VIF High Yield Bond Portfolio
----------------------------------------------------
2011         431,505 $ 12.60 to  18.55 $  6,717,411   7.40%                 0.20%   to    1.45%     5.40%   to    6.72%
2010         445,504   11.84 to  17.42    6,851,684   5.70%   to     7.24%  0.20%   to    1.45%     4.25%   to   11.88%
2009         451,621   10.61 to  15.60    6,350,984   0.00%   to     8.20%  0.20%   to    1.45%    20.41%   to   38.57%
2008         432,123    7.67 to  11.28    4,498,847   0.00%   to     8.81%  0.20%   to    1.45%   -23.08%   to    4.41%
2007         431,924    9.84 to  14.51    5,933,262   0.00%   to     7.13%  0.20%   to    1.45%    -0.13%   to    1.54%

Vanguard VIF REIT Index Portfolio
----------------------------------------------------
2011         674,328 $  9.57 to  30.42 $ 11,391,819   1.67%                 0.20%   to    1.45%     6.88%   to    8.22%
2010         737,406    8.91 to  28.17   13,246,969   2.22%   to     3.35%  0.20%   to    1.45%     4.13%   to   27.99%
2009         708,984    7.01 to  22.05   11,297,243   2.97%   to     5.13%  0.20%   to    1.45%    27.28%   to   79.82%
2008         687,277    5.48 to  17.14    9,041,687   0.00%   to     4.67%  0.20%   to    1.45%   -43.14%   to    5.66%
2007         651,595    8.83 to  27.53   14,880,661   0.00%   to     2.14%  0.20%   to    1.45%   -17.81%   to   -4.12%

                                   VL-R - 85

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

(1) These amounts represent the dividends, excluding capital gain distributions from mutual funds, received by the Division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reduction in the unit value. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying fund in which the Divisions invest. In 2011 these amounts represent the aggregate ratio of each underlying fund, rather than a range as presented in prior years.

(2) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each year indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(3) These amounts represent the total return for the years indicated, including changes in the value of the underlying Division, and reflect deductions for those expenses that result in a direct reduction to unit values. The total return does not include policy charges deducted directly from account values. For the years ended December 31, 2011, 2010, 2009, 2008, and 2007, a total return was calculated using the initial unit value for the Division if the Division became an available investment option during the year and the underlying Fund was not available at the beginning of the year.

(4) Effective September 4, 2007, Neuberger Berman AMT Socially Responsive Portfolio - Class I became available as an investment option.

(5) Effective October 3, 2007, the following investment options became available under the separate account: AIM V.I. Global Real Estate Fund - Series I, Dreyfus VIF International Value Portfolio - Initial Shares, Janus Aspen Forty Portfolio - Service Shares, JPMorgan International Equity Portfolio, JPMorgan Insurance Trust Government Bond Portfolio - Class I, and PIMCO VIT Global Bond Portfolio (Unhedged) - Administrative Class.

(6) Effective April 24, 2009, JPMorgan Insurance Trust Government Bond Portfolio - Class 1 was acquired by JPMorgan Insurance Trust Core Bond Portfolio - Class 1.

(7) Effective April 24, 2009, JPMorgan International Equity Portfolio was acquired by JPMorgan Insurance Trust International Equity Portfolio - Class 1.

(8) Effective April 24, 2009, JPMorgan Mid Cap Value Portfolio was acquired by JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio - Class 1, which subsequently changed its name to JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1.

(9) Effective April 24, 2009, JPMorgan Small Company Portfolio was acquired by JPMorgan Insurance Trust Small Cap Equity Portfolio - Class 1, which subsequently changed its name to JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1.

(10)Effective September 24, 2010, Putnam VT Vista Fund - Class IB merged into Putnam VT New Opportunities Fund - Class IB, which subsequently changed it's name to Putnam VT Multi-Cap Growth Fund - Class IB.

(11)Effective April 29, 2011, Invesco Van Kampen V.I. Government Fund - Series I was acquired by Invesco V.I. Government Securities Fund - Series I.

(12)Effective April 29, 2011, Invesco Van Kampen V.I. High Yield Fund - Series I was acquired by Invesco V.I. High Yield Fund - Series I.

(13)Effective October 21, 2011, Credit Suisse U.S. Equity Flex I Portfolio was closed and liquidated.

                                   VL-R - 86

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 8 - OTHER MATTERS

The Company is a subsidiary of American International Group. Information on American International Group is publicly available in its regulatory filings with the U.S. Securities and Exchange Commission ("SEC").

                                   VL-R - 87

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                  INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                                        PAGE
                                                                                       NUMBERS
                                                                                       -------

Report of Independent Registered Public Accounting Firm...............................    1

Consolidated Balance Sheets - December 31, 2011 and 2010.............................. 2 to 3

Consolidated Statements of Income (Loss) - Years Ended December 31, 2011, 2010
  and 2009............................................................................    4

Consolidated Statements of Comprehensive Income - Years Ended December 31, 2011, 2010
  and 2009............................................................................    5

Consolidated Statements of Equity - Years Ended December 31, 2011, 2010 and 2009......    6

Consolidated Statements of Cash Flows - Years Ended December 31, 2011, 2010
  and 2009............................................................................ 7 to 8

Notes to Consolidated Financial Statements............................................ 9 to 71

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of American General Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income (loss), of comprehensive income, of equity and of cash flows present fairly, in all material respects, the financial position of American General Life Insurance Company and its subsidiaries (the "Company"), an indirect, wholly owned subsidiary of American International Group, Inc., at December 31, 2011 and 2010, and the results of their operations and their cash flows for each of the three years in the period ended
December 31, 2011 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the consolidated financial statements, the Company changed the manner in which it accounts for other-than-temporary impairments of fixed maturity securities as of April 1, 2009, as well as the classification of non-controlling interests in partially owned consolidated subsidiaries as of January 1, 2009.

/S/ PRICEWATERHOUSECOOPERS LLP

Houston, Texas

April 25, 2012

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS



                                                                                          December 31,
                                                                                        -----------------
                                                                                          2011     2010
                                                                                        -------- --------
                                                                                          (In Millions)
ASSETS
Investments:
   Fixed maturity securities, available for sale, at fair value
       (amortized cost: 2011--$61,915; 2010--$52,299).................................. $ 67,802 $ 55,623
   Fixed maturity securities, trading, at fair value...................................      509      499
   Hybrid securities, at fair value
       (cost: 2011--$25; 2010--$1).....................................................       25        1
   Equity securities, available for sale, at fair value
       (cost: 2011--$34; 2010--$38)....................................................       69       68
   Equity securities, trading, at fair value...........................................       --        1
   Mortgage and other loans receivable
       (net of allowance: 2011--$126; 2010--$190)......................................    6,282    6,089
   Policy loans........................................................................    1,718    1,775
   Investment real estate
       (net of accumulated depreciation of: 2011--$157; 2010--$150)....................      166       80
   Partnerships and other invested assets..............................................    3,418    3,132
   Aircraft
       (net of accumulated depreciation and impairment of: 2011--$527; 2010--$418).....      540      687
   Short-term investments (portion measured at fair value: 2011--$258; 2010--$3,770)...      622    7,108
   Derivative assets, at fair value....................................................       64       55
                                                                                        -------- --------
Total investments......................................................................   81,215   75,118

Cash...................................................................................      144      114
Restricted cash........................................................................       44       46
Investment in AIG
       (cost: 2011--$10; 2010--$10)....................................................        3        6
Accrued investment income..............................................................      908      837
Amounts due from related parties.......................................................       33       37
Reinsurance receivables................................................................    1,084    1,107
Deferred policy acquisition costs and value of business acquired.......................    5,163    5,587
Deferred sales inducements.............................................................      221      218
Other assets...........................................................................      327      344
Separate account assets, at fair value.................................................   26,061   27,359
                                                                                        -------- --------
TOTAL ASSETS                                                                            $115,203 $110,773
                                                                                        ======== ========

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                    CONSOLIDATED BALANCE SHEETS (Continued)



                                                                             December 31,
                                                                          -----------------
                                                                            2011     2010
                                                                          -------- --------
                                                                            (In Millions,
                                                                          except share data)
LIABILITIES AND EQUITY
Liabilities:
   Future policy benefits................................................ $ 16,726 $ 15,139
   Policyholder contract deposits........................................   50,253   47,921
   Policy claims and benefits payable....................................      483      410
   Other policyholders' funds............................................    1,905    1,947
   Income taxes payable to parent........................................    2,540    2,075
   Amounts due to related parties........................................      138      425
   Derivative liabilities, at fair value.................................       39       94
   Other liabilities.....................................................    1,025    1,064
   Separate account liabilities..........................................   26,061   27,359
                                                                          -------- --------
TOTAL LIABILITIES                                                           99,170   96,434
                                                                          -------- --------

COMMITMENTS AND CONTINGENT LIABILITIES (SEE NOTE 11)

AMERICAN GENERAL LIFE INSURANCE SHAREHOLDER'S EQUITY:
   Preferred stock, $100 par value, 8,500 shares authorized, issued and
     outstanding.........................................................        1        1
   Common stock, $10 par value, 600,000 shares authorized, issued and
     outstanding.........................................................        6        6
   Additional paid-in capital............................................   12,896   13,201
   Retained earnings (accumulated deficit)...............................       --   (1,105)
   Accumulated other comprehensive income................................    3,026    2,103
                                                                          -------- --------
TOTAL AMERICAN GENERAL LIFE INSURANCE SHAREHOLDER'S EQUITY...............   15,929   14,206
                                                                          -------- --------
NONCONTROLLING INTERESTS.................................................      104      133
                                                                          -------- --------
TOTAL EQUITY.............................................................   16,033   14,339
                                                                          -------- --------
TOTAL LIABILITIES AND EQUITY............................................. $115,203 $110,773
                                                                          ======== ========

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                   CONSOLIDATED STATEMENTS OF INCOME (LOSS)



                                                                                       Years ended December 31,
                                                                                       -----------------------
                                                                                        2011    2010     2009
                                                                                       ------  ------  -------
                                                                                            (In Millions)
REVENUES:
   Premiums and other considerations.................................................. $1,032  $1,029  $ 1,038
   Net investment income..............................................................  4,279   4,589    3,841
   Net realized investment gains (losses):
       Total other-than-temporary impairments on available for sale securities........   (193)   (443)    (901)
       Portion of other-than-temporary impairments on available for sale fixed
         maturity securities recognized in accumulated other comprehensive income.....    (40)    (48)    (196)
                                                                                       ------  ------  -------
       Net other-than-temporary impairments on available for sale securities
         recognized in net income (loss)..............................................   (233)   (491)  (1,097)
       Other realized investment gains (losses).......................................    629     321     (161)
                                                                                       ------  ------  -------
          Total net realized investment gains (losses)................................    396    (170)  (1,258)
   Insurance charges..................................................................    895     962    1,067
   Other..............................................................................    778     775      585
                                                                                       ------  ------  -------
TOTAL REVENUES........................................................................  7,380   7,185    5,273
                                                                                       ------  ------  -------
BENEFITS AND EXPENSES:
   Policyholder benefits..............................................................  2,561   2,419    2,210
   Interest credited on policyholder contract deposits................................  1,856   1,860    1,843
   Amortization of deferred policy acquisition costs and value of business acquired...    608     642      517
   Amortization of deferred sales inducements.........................................     23      17       13
   General and administrative expenses, net of deferrals..............................    517     519      535
   Commissions, net of deferrals......................................................    159     153      150
                                                                                       ------  ------  -------
TOTAL BENEFITS AND EXPENSES...........................................................  5,724   5,610    5,268
                                                                                       ------  ------  -------
INCOME BEFORE INCOME TAX EXPENSE (BENEFIT)............................................  1,656   1,575        5
INCOME TAX EXPENSE (BENEFIT):
   Current............................................................................   (196)    153      (14)
   Deferred...........................................................................    198    (561)     205
                                                                                       ------  ------  -------
TOTAL INCOME TAX EXPENSE (BENEFIT)....................................................      2    (408)     191
                                                                                       ------  ------  -------
NET INCOME (LOSS).....................................................................  1,654   1,983     (186)
LESS: NET INCOME (LOSS) ATTRIBUTABLE TO NONCONTROLLING INTERESTS......................    (29)      2       (6)
                                                                                       ------  ------  -------
NET INCOME (LOSS) ATTRIBUTABLE TO AMERICAN GENERAL LIFE INSURANCE..................... $1,683  $1,981  $  (180)
                                                                                       ======  ======  =======

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME


                                                                                                 Years ended December 31,
                                                                                                 ------------------------
                                                                                                  2011     2010     2009
                                                                                                 ------  -------  -------
                                                                                                       (In Millions)
NET INCOME (LOSS)                                                                                $1,654  $ 1,983  $  (186)

OTHER COMPREHENSIVE INCOME:

   Net unrealized gains of fixed maturity investments on which other-than-temporary credit
     impairments were taken--net of reclassification adjustments................................    168      278      538
   Deferred income tax expense on above changes.................................................    (59)     (97)    (191)

   Net unrealized gains on all other invested assets arising during the current period--net of
     reclassification adjustments...............................................................  2,521    2,806    5,389
   Deferred income tax expense on above changes.................................................   (896)  (1,015)  (1,858)

   Adjustment to deferred policy acquisition costs and deferred sales inducements...............   (329)    (536)    (637)
   Deferred income tax benefit on above changes.................................................    115      187      223

   Insurance loss recognition...................................................................   (911)      --       --
   Deferred income tax benefit on above changes.................................................    319       --       --

   Foreign currency translation adjustments.....................................................     (7)      (1)       5
   Deferred income tax (expense) benefit on above changes.......................................      2       --       (2)
                                                                                                 ------  -------  -------
OTHER COMPREHENSIVE INCOME......................................................................    923    1,622    3,467
                                                                                                 ------  -------  -------
COMPREHENSIVE INCOME............................................................................  2,577    3,605    3,281
COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO NONCONTROLLING INTERESTS............................    (29)       2       (6)
                                                                                                 ------  -------  -------
COMPREHENSIVE INCOME ATTRIBUTABLE TO AMERICAN GENERAL LIFE INSURANCE............................ $2,606  $ 3,603  $ 3,287
                                                                                                 ======  =======  =======

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF EQUITY


                                                                        Years ended December 31,
                                                                       -------------------------
                                                                         2011     2010     2009
                                                                       -------  -------  -------
                                                                             (In Millions)
PREFERRED STOCK:
   Balance at beginning and end of year............................... $     1  $     1  $     1
COMMON STOCK:
   Balance at beginning and end of year...............................       6        6        6
ADDITIONAL PAID-IN CAPITAL:
   Balance at beginning of year.......................................  13,201   13,199   11,941
       Capital contributions from Parent (see Note 12)................      10        2    1,286
       Return of capital..............................................    (315)      --       --
       Other..........................................................      --       --      (28)
                                                                       -------  -------  -------
   Balance at end of year.............................................  12,896   13,201   13,199
                                                                       -------  -------  -------
ACCUMULATED DEFICIT:
   Balance at beginning of year.......................................  (1,105)  (3,087)  (5,285)
       Cumulative effect of accounting change, net of tax.............      --        1    2,378
       Net income (loss) attributable to AGL..........................   1,683    1,981     (180)
       Dividends......................................................    (587)      --       --
       Other..........................................................       9       --       --
                                                                       -------  -------  -------
   Balance at end of year.............................................      --   (1,105)  (3,087)
                                                                       -------  -------  -------
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
   Balance at beginning of year.......................................   2,103      481   (1,343)
       Cumulative effect of accounting change, net of tax.............      --       --   (1,643)
       Other comprehensive income.....................................     923    1,622    3,467
                                                                       -------  -------  -------
   Balance at end of year.............................................   3,026    2,103      481
                                                                       -------  -------  -------
TOTAL AMERICAN GENERAL LIFE INSURANCE SHAREHOLDER'S EQUITY............  15,929   14,206   10,600
                                                                       -------  -------  -------
NONCONTROLLING INTERESTS:
   Balance at beginning of year.......................................     133      131      137
       Net income (loss) attributable to noncontrolling interests.....     (29)       2       (6)
                                                                       -------  -------  -------
   Balance at end of year.............................................     104      133      131
                                                                       -------  -------  -------
TOTAL EQUITY.......................................................... $16,033  $14,339  $10,731
                                                                       =======  =======  =======

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS


                                                                                    Years ended December 31,
                                                                                  ---------------------------
                                                                                    2011      2010      2009
                                                                                  --------  --------  -------
                                                                                         (In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)................................................................ $  1,654  $  1,983  $  (186)
ADJUSTMENTS TO RECONCILE NET INCOME (LOSS) TO NET CASH PROVIDED BY
  OPERATING ACTIVITIES:
Interest credited to policyholder account balances...............................    1,856     1,860    1,843
Fees charged for policyholder contract deposits..................................     (859)     (835)    (917)
Amortization of deferred policy acquisition costs and value of business acquired.      608       642      539
Amortization of deferred sales inducements.......................................       23        17       13
Net realized investment (gains) losses...........................................     (469)      183    1,249
Equity in (income) loss of partnerships and other invested assets................     (103)     (159)     168
Depreciation and amortization....................................................       25        28       31
Amortization (accretion) of net premium/discount on investments..................     (391)     (583)    (329)
Provision for deferred income taxes..............................................      205      (623)     (14)
Unrealized (gains) losses in earnings--net.......................................       (5)     (193)       3
Capitalized interest.............................................................      (92)     (102)    (112)
CHANGE IN:
   Trading securities, at fair value.............................................        8        38       30
   Hybrid securities, at fair value..............................................      (16)       54      (43)
   Accrued investment income.....................................................      (71)      (71)     (18)
   Amounts due to/from related parties...........................................     (229)      283      (33)
   Reinsurance receivables.......................................................       23       (12)      (3)
   Deferral of deferred policy acquisition costs and value of business acquired..     (497)     (423)    (497)
   Deferral of sales inducements.................................................       (8)       (6)     (12)
   Income taxes currently receivable/payable.....................................     (266)      169      211
   Other assets..................................................................        5        11       23
   Future policy benefits........................................................      763       562      391
   Other policyholders' funds....................................................      (41)      (71)      45
   Other liabilities.............................................................      (36)     (293)     176
Other, net.......................................................................      (38)       72      (24)
                                                                                  --------  --------  -------
       NET CASH PROVIDED BY OPERATING ACTIVITIES.................................    2,049     2,531    2,534
                                                                                  --------  --------  -------
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of:
   Fixed maturity securities, available for sale.................................  (18,773)  (11,505)  (7,785)
   Fixed maturity securities, trading............................................       --       (23)      --
   Equity securities.............................................................       (1)       (4)      (1)
   Mortgage and other loans......................................................     (630)     (235)    (178)
   Other investments, excluding short-term investments...........................   (2,925)   (4,493)  (3,182)
Sales of:
   Fixed maturity securities, available for sale.................................    5,629     6,224    4,621
   Equity securities.............................................................       55        69       22
   Other investments, excluding short-term investments...........................    2,564     3,763    2,934
Redemptions and maturities of:
   Fixed maturity securities, available for sale.................................    4,363     2,510    1,878
   Mortgage and other loans......................................................      390       426      399
   Other investments, excluding short-term investments...........................      315       394      784
Purchases of property, equipment and software....................................      (14)      (17)      (5)
Sales of property, equipment and software........................................        1        --        2
Change in short-term investments.................................................    6,565      (517)  (3,387)
                                                                                  --------  --------  -------
       NET CASH USED IN INVESTING ACTIVITIES..................................... $ (2,461) $ (3,408) $(3,898)
                                                                                  --------  --------  -------

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
               CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)


                                                               Years ended December 31,
                                                              -------------------------
                                                                2011     2010     2009
                                                              -------  -------  -------
                                                                    (In Millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account deposits................................ $ 4,594  $ 4,369  $ 4,601
Policyholder account withdrawals.............................  (3,600)  (3,990)  (5,257)
Net exchanges to/(from) separate accounts....................     627      599      714
Claims and annuity payments..................................    (307)    (175)     (98)
Cash overdrafts..............................................      30       67       (2)
Cash capital contribution....................................      --       --    1,280
Return of capital............................................    (315)      --       --
Dividend paid to Parent Company..............................    (587)      --       --
                                                              -------  -------  -------
   NET CASH PROVIDED BY FINANCING ACTIVITIES.................     442      870    1,238
                                                              -------  -------  -------

INCREASE (DECREASE) IN CASH..................................      30       (7)    (126)
CASH AT BEGINNING OF PERIOD..................................     114      121      247
                                                              -------  -------  -------
CASH AT END OF PERIOD........................................ $   144  $   114  $   121
                                                              =======  =======  =======

SUPPLEMENTAL CASH FLOW INFORMATION

Income taxes (received) paid................................. $    62  $    45  $    (3)
Interest (received) paid..................................... $    --  $    --  $    44

Non-cash activity:
Sales inducements credited to policyholder contract deposits. $    33  $    37  $    43
Other various non-cash contributions......................... $    10  $     2  $     6

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

American General Life Insurance Company ("AGL" or the "Company"), including its wholly owned subsidiaries, is a wholly owned subsidiary of AGC Life Insurance Company ("AGC Life" or the "Parent"), which is in turn an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG").

The Company is a leading provider of individual term and universal life insurance solutions to middle-income and high-net-worth customers. Primary products include term, universal and whole life insurance, accident and health insurance, fixed and indexed deferred annuities, fixed payout annuities, private placement variable annuities, structured settlements, terminal funding, corporate-owned life insurance, bank-owned life insurance and group benefits. The Company distributes its products through Matrix Direct and various independent marketing organizations, independent and career insurance agents, structured settlement brokers, benefit consultants and direct-to-consumer platforms. The Company, through its subsidiaries Integra Business Processing Solutions, Inc. ("Integra"), AIG Enterprise Services ("AIGES"), and AGL's wholly owned broker-dealer subsidiary American General Equity Services Corporation ("AGESC"), also provides support services to certain affiliated insurance companies. The financial results of The Variable Annuity Life Insurance Company ("VALIC"), a wholly owned subsidiary of the Company, are also included in these consolidated financial statements. VALIC is a leading provider of defined contribution retirement savings plans sponsored by education, not-for-profit and government organizations. Primary products include fixed and variable group annuities, and group mutual funds. VALIC also offers group administrative and compliance services, and individual annuity and mutual fund products. VALIC utilizes career and independent financial advisors to provide enrollment support and comprehensive financial planning services. VALIC is licensed in 50 states and the District of Columbia.

The operations of the Company are influenced by many factors, including general economic conditions, financial condition of AIG, monetary and fiscal policies of the federal government and policies of state and other regulatory authorities. The level of sales of the Company's insurance and financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing products. The Company is exposed to the risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risks. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration and cash flows of its assets and liabilities, monitoring and limiting prepayments and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, engaging in a disciplined process of underwriting, and reviewing and monitoring credit risk. The Company also is exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility may result in increased risks related to death and living guaranteed benefits on the variable annuity products, as well as reduced fee income on variable product assets held in separate accounts. These guaranteed benefits are sensitive to equity market conditions.

Effective December 31, 2011, American General Life Companies ("AGLC"), a subsidiary of AGL, merged with AGL, the surviving entity. The merger represented a transaction between entities under common control. Assets and liabilities transferred between entities under common control are accounted for at historical cost. The accompanying consolidated financial statements include the financial position, operating results and cash flows of AGLC for all periods presented.

On July 31, 2009, pursuant to a Stock Purchase Agreement dated June 12, 2009 and a Plan of Reorganization dated July 9, 2009, the Company entered into an affiliated transaction in which it purchased 100 percent of the outstanding stock of Pacific Union Assurance Company ("PACU"), a California domestic insurer, from its parent, Philippine American Life and General Insurance Company at a price of $22 million, representing the net book value of PACU. Effective December 31, 2009, PACU merged with AGL, the surviving entity.

In November 2009, AGL entered into an affiliated transaction in which it acquired 100 percent of the outstanding common stock of AIG Business Processing Services Inc. ("BPSI") from AIG Global Services Inc. at a price of $7 million, which represents the net book value of BPSI as of November 30, 2009. On December 12, 2009, BPSI was renamed Integra.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The Company's acquisitions of PACU and Integra from other affiliates represented transactions between entities under common control. Assets, liabilities, and equity transferred between entities under common control are accounted for at historical cost, while the aggregate purchase price represented a capital transaction that reduced additional paid-in capital by approximately $28 million. The accompanying consolidated financial statements include the financial position, operating results and cash flows of PACU and Integra for all periods presented.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PREPARATION OF FINANCIAL STATEMENTS

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and include the accounts of the Company, including its wholly owned subsidiaries and a variable interest entity ("VIE") in which the Company has a partial ownership interest. All significant intercompany accounts and transactions are eliminated in consolidation. Certain prior period items have been reclassified to conform to the current period's presentation.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires the application of accounting policies that often involve a significant degree of judgment. The Company considers that its accounting policies that are most dependent on the application of estimates and assumptions are those relating to items considered by management in the determination of:

    .  future policy benefits for life and accident and health contracts;

    .  policyholder contract deposits;

    .  recoverability of deferred policy acquisition costs ("DAC");

    .  estimated gross profits ("EGPs") for investment-oriented products;

    .  other-than-temporary impairments;

    . estimates with respect to income taxes, including recoverability of deferred tax assets; and

    . fair value measurements of certain financial assets and liabilities, including the Company's economic interest in Maiden Lane II LLC ("ML II"), a Delaware limited liability company whose sole member is the Federal Reserve Bank of New York ("New York Fed"). See Note 3 herein.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, the Company's consolidated financial condition, results of operations and cash flows could be materially affected.

OUT OF PERIOD ADJUSTMENTS

In 2011, the Company recorded the net effect of certain out of period adjustments which decreased pretax income for 2011 by $23 million. The out of period adjustments are primarily related to valuation system or administration system related coding errors which caused calculated reserves to be either overstated or understated.

In 2010, the Company recorded out of period adjustments primarily related to the effect of recording corrections to the valuation system extracts associated with a block of deferred annuities and accounting for restricted participating dividends for certain life insurance policies.

The Company evaluated these errors taking into account both qualitative and quantitative factors and considered the impact of these errors to 2011 and 2010, as well as the materiality to the periods in which they originated.

Management believes these errors are not material to the accompanying financial statements.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


CONSOLIDATION OF VARIABLE INTEREST ENTITY

On September 23, 2003, the Company purchased 68.0 percent of the non-voting preferred equity issued by Castle 2003-1 Trust ("Castle 1 Trust"), a Delaware statutory trust established on July 31, 2003 (see Notes 6 and 14). The business of Castle 1 Trust and its wholly owned subsidiaries is limited to acquiring, owning, leasing, maintaining, operating and selling a portfolio of commercial jet aircraft. The accounts of Castle 1 Trust have been included in these consolidated financial statements.

INSURANCE CONTRACTS

The insurance contracts accounted for in these consolidated financial statements include primarily long-duration contracts. Long-duration contracts include traditional whole life, limited payment, endowment, guaranteed renewable term life, participating life, universal life, variable universal life and investment contracts. Long-duration contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, most contracts issued in the future by the Company allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts.

INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

Fixed maturity and equity securities classified as available-for-sale are carried at fair value. Unrealized gains and losses, net of deferred taxes and an adjustment to DAC and deferred sales inducements, are recorded as a separate component of accumulated other comprehensive income (loss), within shareholder's equity. Realized gains and losses on the sale of investments are recognized in income at the date of sale and are determined by using the specific cost identification method.

Interest on fixed maturity securities is recorded as income when earned and is adjusted for any amortization of premium or accretion of discount. Premiums and discounts arising from the purchase of bonds classified as available for sale are treated as yield adjustments over their estimated holding periods, until maturity, or call date, if applicable. Dividend income on equity securities is generally recognized as income on the ex-dividend date.

The Company may elect to measure any hybrid financial instrument at fair value, with changes in fair value recognized in net investment income, if the hybrid instrument contains an embedded derivative that would otherwise be required to be bifurcated and accounted for separately. The election to measure the hybrid instrument at fair value is made on an instrument-by-instrument basis at the acquisition or issuance date and is irrevocable.

Fixed maturity and equity securities classified as trading securities are carried at fair value. Trading securities include the Company's economic interest in ML II, which is carried at fair value. For discussion on ML II, see Notes 3 and 4. Realized and unrealized gains and losses on trading securities are reported in net investment income.

EVALUATING INVESTMENTS FOR OTHER-THAN-TEMPORARY IMPAIRMENTS

On April 1, 2009, the Company adopted prospectively an accounting standard addressing the evaluation of fixed maturity securities for other-than-temporary impairments. These requirements have significantly altered the Company's policies and procedures for determining impairment charges recognized through earnings. The standard requires a company to recognize the credit component (a credit impairment) of an other-than-temporary impairment of a fixed maturity security in earnings and the non-credit component in accumulated other comprehensive income (loss) when the company does not intend to sell the security or it is more likely than not that the company will not be required to sell the security prior to recovery. The standard also changes the threshold for determining when an other-than-temporary impairment has occurred on a fixed maturity security with respect to intent and ability to hold the security until recovery and requires additional disclosures. A credit impairment, which is recognized in earnings when it occurs, is the difference between the amortized cost of the fixed maturity security and the estimated present value of cash flows expected to be collected ("recovery value"), as determined by management. The difference between fair value and amortized cost that is not related to a credit impairment is recognized as a separate

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            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

component of accumulated other comprehensive income (loss). The Company refers to both credit impairments and impairments recognized as a result of intent to sell as "impairment charges." The impairment model for equity securities was not affected by the standard.

IMPAIRMENT POLICY -- EFFECTIVE APRIL 1, 2009 AND THEREAFTER

FIXED MATURITY SECURITIES

If the Company intends to sell a fixed maturity security or it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis and the fair value of the security is below amortized cost, an other-than-temporary impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to earnings.

For all other fixed maturity securities for which a credit impairment has occurred, the amortized cost is written down to the estimated recovery value with a corresponding charge to earnings. Changes in fair value compared to recovery value, if any, are charged to unrealized appreciation (depreciation) of fixed maturity investments on which other-than-temporary credit impairments are taken (a component of accumulated other comprehensive income (loss)).

When assessing the Company's intent to sell a fixed maturity security, or whether it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis, management evaluates relevant facts and circumstances including, but not limited to, decisions to reposition the Company's investment portfolio, sales of securities to meet cash flow needs and sales of securities to take advantage of favorable pricing.

The Company considers severe price declines in its assessment of potential credit impairments. The Company may also modify its modeled outputs for certain securities when it determines that price declines are indicative of factors not comprehended by the cash flow models.

In periods subsequent to the recognition of an other-than-temporary impairment charge for available for sale fixed maturity securities that are not foreign exchange related, the Company generally prospectively accretes into earnings the difference between the new amortized cost and the expected undiscounted recovery value over the remaining expected holding period of the security.

In assessing whether a credit impairment has occurred for a structured fixed maturity security (e.g. residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS"), collateralized debt obligations ("CDO"), asset backed securities ("ABS")), the Company performs evaluations of expected future cash flows. Certain critical assumptions are made with respect to the performance of the securities.

When estimating future cash flows for a structured fixed maturity security, management considers historical performance of underlying assets and available market information as well as bond-specific structural considerations, such as credit enhancement and priority of payment structure of the security. In addition, the process of estimating future cash flows includes, but is not limited to, the following critical inputs, which vary by asset class:

    .  Current delinquency rates;

    .  Expected default rates and the timing of such defaults;

    .  Loss severity and the timing of any recovery; and

    .  Expected prepayment speeds.

For corporate, municipal and sovereign fixed maturity securities determined to be credit impaired, management considers the fair value as the recovery value when available information does not indicate that another value is more relevant or reliable. When management identifies information that supports a recovery value other than the fair value, the determination of a recovery value considers scenarios specific to the issuer and the security, and may be

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

based upon estimates of outcomes of corporate restructurings, political and macroeconomic factors, stability and financial strength of the issuer, the value of any secondary sources of repayment and the disposition of assets.

EQUITY SECURITIES

The impairment model for equity securities and other cost and equity method investments was not affected by the adoption of the accounting standard related to other-than-temporary impairments in the second quarter of 2009. The Company continues to evaluate its available for sale equity securities, equity method and cost method investments for impairment by considering such securities as candidates for other-than-temporary impairment if they meet any of the following criteria:

    . The security has traded at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer);

    . A discrete credit event has occurred resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court-supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

    . The Company has concluded that it may not realize a full recovery on its investment, regardless of the occurrence of one of the foregoing events.

The determination that an equity security is other-than-temporarily impaired requires the judgment of management and consideration of the fundamental condition of the issuer, its near-term prospects and all the relevant facts and circumstances. The above criteria also consider circumstances of a rapid and severe market valuation decline in which the Company could not reasonably assert that the impairment period would be temporary (severity losses).

MORTGAGE AND OTHER LOANS RECEIVABLE

Mortgage and other loans receivable includes mortgage loans on real estate (net of related collateral), commercial loans and guaranteed loans. Mortgage loans are classified as loans held for investment or loans held for sale.

Loans classified as "held for investment" are those that the Company has the intent and ability to hold for the foreseeable future, or until maturity or payoff. Mortgage loans held for investment are carried at unpaid principal balances less valuation allowances and deferred fees or expenses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on such loans is accrued as earned. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income in the consolidated statements of income (loss). Non-refundable loan origination fees and certain incremental direct origination costs are offset and the resulting net amount is deferred and amortized in net investment income over the life of the related loan as an adjustment of the loan's yield. Loan commitment fees are generally deferred and recognized in net investment income as an adjustment of yield over the related life of the loan or upon expiration of the commitment if the commitment expires unexercised.

The Company does not currently hold any loans classified as held for sale.

Impairment of mortgage and other loans receivable is based on certain risk factors, including past due status. For commercial mortgages in particular, risk factors evaluated in monitoring credit quality also include debt service coverage ratio, loan-to-value or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and major property tenants, economic trends in the market where the property is located, and condition of the property. Mortgage and other loans receivable are considered impaired when collection of all amounts due under contractual terms is not probable. This impairment is generally measured based on the present value of expected future cash flows discounted at the loan's effective interest rate subject to the fair value of underlying collateral. Interest income on such impaired loans is recognized as cash is received.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


POLICY LOANS

Policy loans are carried at unpaid principal amount. There is no allowance for policy loans because these loans serve to reduce the death benefit paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

INVESTMENT REAL ESTATE

Real estate is classified as held for investment or available for sale, based on management's intent. Real estate held for investment is carried at cost, less accumulated depreciation and impairment write-downs. Properties acquired through foreclosure and held for sale are carried at the lower of its carrying amount or fair value less estimated costs to sell the property.

The Company's investments in real estate are periodically evaluated for recoverability whenever changes in circumstances indicate the carrying amount of an asset may be impaired. When impairment indicators are present, the Company compares expected investment cash flows to carrying value. When the expected cash flows are less than the carrying value, the investments are written down to fair value with a corresponding charge to earnings.

PARTNERSHIPS AND OTHER INVESTED ASSETS

Partnerships in which AIG holds less than a five percent interest are carried at fair value and the change in fair value is recognized as a component of accumulated other comprehensive income (loss). With respect to partnerships in which AIG holds in the aggregate a five percent or greater interest or less than five percent interest but in which AIG has more than a minor influence over the operations of the investee, the Company's carrying value is its share of the net asset value of the partnerships. The changes in such net asset values, accounted for under the equity method, are recorded in earnings through net investment income. In applying the equity method of accounting, the Company consistently uses the most recently available financial information provided by the general partner or manager of each of these investments, which is generally one to three months prior to the end of the Company's reporting period. The financial statements of these investees are generally audited annually.

The Company's partnership investments are evaluated for impairment consistent with the evaluation of equity securities for impairments as discussed above. Such evaluation considers market conditions, events and volatility that may impact the recoverability of the underlying investments within these partnerships and is based on the nature of the underlying investments and specific inherent risks. Such risks may evolve based on the nature of the underlying investments.

Other invested assets include preferred equity investments in partially owned companies. Generally, the equity method of accounting is used for the Company's investment in companies in which the Company's ownership interest approximates 20 percent but is not greater than 50 percent. At December 31, 2011 and 2010, the Company's investments in partially owned companies included its 38.7 percent interest in the non-voting preferred equity of Castle 2003-2 Trust ("Castle 2 Trust"; see Note 14).

AIRCRAFT

Aircraft owned by Castle 1 Trust are recorded at cost (adjusted for any impairment charges), net of accumulated depreciation. Depreciation is generally computed on a straight-line basis to a residual value of approximately 15 percent of the cost of the asset over its estimated useful life of 25 years. Certain major additions and modifications to aircraft may be capitalized. The residual value estimates are reviewed periodically to ensure continued appropriateness. Aircraft are periodically reviewed for impairment and an impairment loss is recorded when the estimate of undiscounted future cash flows expected to be generated by the aircraft is less than its carrying value (net book value).

SHORT-TERM INVESTMENTS

Short-term investments include interest-bearing money market funds, investment pools, and other investments with original maturities within one year from the date of purchase.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


DERIVATIVE FINANCIAL INSTRUMENTS

The Company takes positions from time to time in certain derivative financial instruments in order to mitigate or hedge the impact of changes in interest rates, foreign currencies and equity markets on cash flows from investment income, policyholder liabilities and equity. Financial instruments used by the Company for such purposes include interest rate swaps, foreign currency swaps, index options (long and short positions) and futures contracts (short positions on U.S. treasury notes and U.S. long bonds). The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

The Company issues equity-indexed universal life and annuity products, which contain embedded derivatives associated with guarantees tied to certain indices. The Company purchases call options from the S&P 500 Index, the Dow Jones EURO STOXX 50, Nikkei 225 Index and the Hang Seng Index to offset the increase in its liabilities resulting from the indexed features of these products. With the exception of premiums required for the purchase of publicly-traded or over-the-counter traded options and futures, derivatives contracts purchased by the Company require no up-front cash payment and provide for net settlement.

The Company believes its hedging activities have been and remain economically effective, but do not currently qualify for hedge accounting. The Company carries all derivatives, with the exception of bifurcated embedded derivatives, at fair value in the consolidated balance sheets as derivative assets or derivative liabilities. The fair value of the bifurcated embedded derivatives is reflected in policyholder contract deposits in the consolidated balance sheets. Changes in the fair value of all derivatives are reported as part of net realized investment gains and losses in the consolidated statements of income (loss). See Notes 3 and 5 for additional disclosures.

CASH

Cash represents cash on hand and non-interest bearing demand deposits.

RESTRICTED CASH

Castle 1 Trust maintains various restricted cash accounts, primarily lessee-funded accounts, which are not available for general use. Restricted cash consists of security deposits from lessees and swap collateral from the swap counterparty that are required to be segregated from other funds.

DEFERRED POLICY ACQUISITION COSTS, VALUE OF BUSINESS ACQUIRED ("VOBA") AND DEFERRED SALES INDUCEMENTS

Policy acquisition costs of writing an insurance policy, including commissions, underwriting, and certain marketing expenses, are deferred and reported as DAC. The costs assigned to certain insurance contracts in force at January 31, 1995, the date of American General Corporation's ("AGC") acquisition of The Franklin Life Insurance Company, is reported as VOBA.

Policy acquisition costs for traditional life and accident and health insurance products are generally deferred and amortized, with interest, over the premium paying period. Policy acquisition costs and policy issuance costs related to universal life, and investment-type products (investment-oriented products) are deferred and amortized, with interest, in relation to the incidence of EGPs to be realized over the estimated lives of the contracts. EGPs are based on management's best estimates and are composed of net interest income, net realized investment gains and losses, fees, surrender charges, expenses, and mortality gains and losses. If management's assumptions underlying the EGPs change significantly, DAC is recalculated using the new assumptions. Any resulting adjustment is included in income as an adjustment to DAC. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the current and projected future profitability of the underlying insurance contracts.

DAC for investment-oriented products is also adjusted with respect to EGPs as a result of changes in the net unrealized gains or losses on fixed maturity and equity securities available for sale. Because fixed maturity and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains (losses) on fixed maturity and equity securities available for sale that is credited or charged directly to accumulated other comprehensive income (loss).

VOBA is determined at the time of acquisition and is reported in the consolidated balance sheets with DAC. This value is based on the present value of future pre-tax profits discounted at yields applicable at the time of purchase. For participating life, traditional life and accident and health insurance products, VOBA is amortized over the life of the business similar to that for DAC based on the assumptions at purchase. For universal life, and investment-oriented products, VOBA is amortized in relation to the EGPs to date for each period. Similar to DAC, VOBA is adjusted for the impact of net unrealized gains (losses) on securities in the same manner as DAC and reported with the same financial statement line items.

With respect to the variable annuity contracts of VALIC, the Company uses a "reversion to the mean" methodology which allows the Company to maintain its long-term assumptions, while also giving consideration to the effect of deviations from these assumptions occurring in the current period. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary within the industry. Any resulting adjustment is included in income as an adjustment to DAC.

With respect to the Company's variable universal life policies and variable annuity products, the assumption for the long-term growth of the separate account assets used by the Company in the determination of DAC amortization is
8.3 percent and 8.5 percent, respectively.

The Company currently offers sales inducements, which may include enhanced crediting rates or bonus payments to policyholders on certain of its products. Sales inducements provided to the policyholder are recognized as part of the liability for policyholder contract deposits on the consolidated balance sheets. To qualify for such accounting treatment, the sales inducement must be explicitly identified in the contract at inception, and the Company must demonstrate that such amounts are incremental to amounts the Company credits on similar contracts without bonus interest, and are higher than the contracts expected ongoing crediting rates for periods after the bonus period. The cost of such sales inducements is deferred and amortized over the life of the policy using the same methodology and assumptions used to amortize DAC.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

The Company issues or has issued variable annuities and variable universal life contracts, for which the investment risk lies solely with the policyholder, except with respect to amounts invested in the fixed-rate account option and minimum guarantees made by the Company with respect to certain policies. The assets supporting the variable portion of variable annuities and variable universal life contracts are carried at fair value and reported as separate account assets with an equivalent liability in the consolidated balance sheets. Separate account assets are primarily shares in mutual funds, which are based on the quoted net asset value per share and are insulated from the Company's creditors. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to separate accounts are excluded from the consolidated statements of income (loss), comprehensive income and cash flows. The Company receives administrative fees and other fees for assuming mortality and certain expense risks. Such fees are included in other revenue in the consolidated statements of income (loss).

FUTURE POLICY BENEFITS

The liability for future policy benefits is established using assumptions described in Note 8 herein. Future policy benefits primarily include the reserves for traditional life and annuity payout contracts and are based on estimates of the cost of future policy benefits. Reserves for traditional life are determined using the net level premium method based on actuarial assumptions as to mortality, persistency, interest and expenses established at the policy issue date. Also included in future policy benefits is the liability for annuities issued in structured settlement arrangements whereby a claimant has agreed to settle a general insurance claim in exchange for fixed payments over a fixed determinable period of time with a life contingency feature. Structured settlement liabilities are presented on a discounted basis as the settled claims are fixed and determinable. Additionally, the future policy benefits include the liability for guaranteed minimum death benefit ("the GMDB"). A majority of the Company's variable annuity

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

products are issued with a death benefit feature which provides that, upon the death of a policyholder, the policyholder's beneficiary will receive the greater of (i) the policyholder's account value, or (ii) a guaranteed minimum benefit that varies by product and type of benefit elected by the policyholder. Depending on the product, the GMDB may equal the principal invested, adjusted for withdrawals. The GMDB has issue age and other restrictions to reduce mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed policyholder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

The Company provides reserves for future GMDB-related benefits. The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. Changes in liabilities for GMDB are included in policyholder benefits in the consolidated statements of income (loss). The Company regularly evaluates estimates used and adjusts the liability balance, with a related charge or credit to policyholder benefits, if actual experience or other evidence suggests that earlier assumptions should be revised.

Guaranteed minimum income benefits ("GMIB") is a feature the Company offered on certain variable annuity products intermittently from 1998 to 2006. If included in the contract, GMIB provides a minimum fixed annuity payment guarantee after a specified waiting period. The Company bears the risk that the performance of the financial markets will not be sufficient for accumulated contract holder account balances to support GMIB benefits and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

The GMIB liability is included as part of future policy benefits and determined each period end by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The GMIB liability is determined each period end by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the liability balance, with a related charge or credit to policyholder benefits, if actual experience or other evidence suggests that earlier assumptions should be revised. See Note 8 for additional disclosure.

POLICYHOLDER CONTRACT DEPOSITS

Policyholder contract deposits are recorded at accumulated value (deposits received and net transfers from separate accounts, plus accrued interest, less withdrawals and assessed fees). Deposits collected on non-traditional life insurance and annuity products, such as those sold by the Company, are not reflected as revenues in the Company's consolidated statements of income
(loss), as they are recorded directly to policyholder contract deposits upon receipt. Policyholder contract deposits also include the Company's liabilities for guaranteed minimum withdrawal benefit ("GMWB") accounted for as embedded derivatives at fair value. The changes in fair value of the liability for GMWB are reported in net realized investment gains (losses) in the consolidated statements of income (loss).

The variable annuities with a GMWB feature are primarily sold through VALIC. VALIC offers a GMWB feature on certain variable annuity products. If available and elected by the policyholder at time of issuance and depending on the provisions of the feature elected, this feature provides a guaranteed annual stream of income payments either for a specified period of time or for life, regardless of market performance. The amount of the guaranteed withdrawal stream is determined from a guaranteed benefit base amount that is dependent upon the specific feature elected. The Company bears the risk that protracted under-performance of the financial markets and/or better than expected longevity could result in higher GMWB benefits being higher than the underlying policyholder account balance and the risk that the fees collected under the contract are insufficient to cover the costs of the benefits to be provided.

There is a GMWB rider that is available on certain equity-indexed annuities which are sold through AGL. These products are annuities maintained in the general account. As long as no excess withdrawals are taken, the GMWB rider guarantees that the rider benefit amount withdrawals will be available for life and will never decrease, without the need to convert the contract into a payout annuity at the date of annuitization, even if the annuity value declines to zero. The rider benefit amount is based on a percentage of the contract's account value. That percentage is dependent on the attained age of the annuitant.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The fair value of the liabilities for GMWB requires significant management estimates and is based on the present value of expected benefits to be paid less the present value of fee income associated with the guarantees. The fair value estimate of the GMWB guarantees include unobservable inputs such as management's estimate of policyholder behavior as well as such observable inputs as swap curves and market calibrated implied volatility. The valuation technique used to measure the fair value of embedded derivatives was modified during 2008, primarily with respect to the development of long-dated equity volatility assumptions and the discount rates applied to certain projected benefit payments. The valuation technique used to measure the fair value of embedded derivatives was modified again in 2010, primarily to revise the non-performance risk adjustment to reflect a market participant's view of the Company's claims-paying ability. As a result, in 2010 the Company incorporated an additional spread to the swap curve used to value embedded policy derivatives.

Equity-indexed annuities and equity-indexed universal life contracts offer a guaranteed minimum interest rate plus a contingent return based on some internal or external equity index. This feature is accounted for in accordance with accounting standards for derivative instruments.

POLICY CLAIMS AND BENEFITS PAYABLE

Policy claims and benefits payable include amounts representing: (i) the actual in-force amounts for reported life claims and an estimate of incurred but not reported ("IBNR") claims; and (ii) an estimate, based upon prior experience, for accident and health reported and IBNR losses. The methods of making such estimates and establishing the resulting reserves are continually reviewed and updated and any adjustments are reflected in current period income.

The Company recorded an increase of approximately $65 million in the estimated reserves for IBNR death claims in 2011 in conjunction with the use of the Social Security Death Master File ("SSDMF") to identify potential claims not yet filed. Although the Company has enhanced its claims practices to include use of the SSDMF, it is possible that industry-wide regulatory inquiries, audits and other regulatory activity could result in the payment of additional death claims, additional escheatment of funds deemed abandoned under state laws, administrative penalties and interest.

OTHER POLICYHOLDERS' FUNDS

Included in other policyholders' funds are primarily unearned revenue reserves ("URR"), liabilities for dividends arising out of participating business, reserves for experience-rated group products and liabilities for policyholder premium deposit funds.

URR consists of front end loads on interest sensitive contracts, representing those policy loads that are non-level and typically higher in initial policy years than in later policy years. Front end loads for interest sensitive life insurance policies are generally deferred and amortized, with interest, in relation to the incidence of EGPs to be realized over the estimated lives of the contracts and are subject to the same adjustments due to changes in the assumptions underlying EGPs as DAC.

Liabilities for dividends arise from participating products issued by the Company. Participating products are those which share in the earnings of the company based on provisions within the insurance contracts sold. These dividends are declared annually by the Company's Board of Directors and may be paid in cash, or they may be applied to reduce future premiums or purchase additional benefits, or they may be left to accumulate with interest until a later date. In addition, certain participating whole life insurance contracts are subject to unique participating policyholder dividend requirements that are imposed by state law. As such, the Company establishes an additional liability because it is required by statute to return 90% of the profits from the contracts to the policyholders in the form of policyholder dividends which will be paid in the future but are not yet payable. The profits used in the liability calculation consist of discrete components for operating income, realized gains and losses and unrealized gains and losses pertaining to the policies and the assets supporting them. The impact of the unrealized gains and losses component is recorded through other comprehensive income.

Provisions for experience rating refunds arise from contractual obligations between the Company and the groups being insured. Periodic assessments of the experience of the insured groups are undertaken and the group

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

participates in the profits of the business, either through adjustments to premiums or through refunds from the liability for the refund.

Premium deposit funds represent a liability for premiums received in advance of their due dates. Such premiums are allowed to accumulate with interest until they are due, at which time the premiums are applied to the underlying policies.

PREMIUM RECOGNITION

Premiums for traditional life insurance products are recognized when due. For limited-payment contracts, net premiums are recorded as revenue. The difference between the gross received and the net premium is deferred and recognized as a change in policyholder benefits in the consolidated statements of income (loss).

Most receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenue. Revenues for these contracts consist of mortality, expense, and surrender charges and are included in insurance charges in the consolidated statements of income (loss). As discussed under "Other Policyholders' Funds" within this note, policy charges that compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DAC. Variable annuity and variable universal life fees and asset management fees are recorded as income in other revenue when earned. Net retained broker dealer commissions are recognized as income on a trade date basis.

Premiums on accident and health policies are reported as earned over the contract term. The portion of accident and health premiums which is not earned at the end of a reporting period is recorded as reserves for unearned premiums within future policy benefits in the consolidated balance sheets. The Company estimates and accrues group premiums due but not yet collected.

NET INVESTMENT INCOME

Net investment income represents income primarily from the following sources in the Company's operations:

    . Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

    . Dividend income from common and preferred stock and distributions from other investments.

    . Realized and unrealized gains and losses from investments in trading securities accounted for at fair value.

    . Earnings from private equity funds and hedge funds investments accounted for under the equity method.

    .  Interest income on mortgage, policy and other loans.

NET REALIZED INVESTMENT GAINS AND LOSSES

Net realized investment gains and losses are determined by specific identification. The net realized investment gains and losses are generated primarily from the following sources:

    . Sales of fixed maturity and equity securities (except trading securities accounted for at fair value), real estate, investments in private equity funds and hedge funds and other types of investments.

    . Reductions to the cost basis of fixed maturity and equity securities (except trading securities accounted for at fair value) and other invested assets for other-than-temporary impairments.

    .  Changes in fair value of derivative assets and liabilities.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


    .  Exchange gains and losses resulting from foreign currency transactions.

INCOME TAXES

Deferred taxes and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. An increase or decrease in a valuation allowance that results from a change in circumstances that causes a change in judgment about the realizability of the related deferred tax asset is included in income.

ACCOUNTING CHANGES

FUTURE APPLICATION OF ACCOUNTING STANDARDS

ACCOUNTING FOR COSTS ASSOCIATED WITH ACQUIRING OR RENEWING INSURANCE CONTRACTS

In October 2010, the Financial Accounting Standards Board ("FASB") issued an accounting standard that amends the accounting for costs incurred by insurance companies that can be capitalized in connection with acquiring or renewing insurance contracts. The standard amends how to determine whether the costs incurred in connection with the acquisition of new or renewal insurance contracts qualify as DAC. The standard is effective for interim and annual periods beginning on January 1, 2012 with early adoption permitted. Prospective or retrospective application is also permitted.

The Company will adopt the standard retrospectively on January 1, 2012. Upon adoption, retrospective application will result in a reduction to opening retained earnings for the earliest period presented and a decrease in the amount of capitalized costs in connection with the acquisition or renewal of insurance contracts because the Company will only defer costs that are incremental and directly related to the successful acquisition of new or renewal business.

As a result of adopting this standard at January 1, 2012, the Company expects a pre-tax reduction of DAC of approximately $1.5 billion and an after-tax decrease in the Company shareholder's equity of approximately $959 million, which consists of an increase in accumulated deficit of approximately $1.2 billion and an increase in accumulated other comprehensive income of $220 million at January 1, 2012. The retrospective adoption will favorably (unfavorably) affect income before income tax expense (benefit) by approximately $29 million, $(26) million and ($115) million for the years ended December 31, 2011, 2010, and 2009, respectively. The reduction in DAC is primarily due to lower deferrals associated with unsuccessful efforts as well as advertising costs included in DAC that no longer meet the criteria for deferral under the accounting standard.

RECONSIDERATION OF EFFECTIVE CONTROL FOR SECURED BORROWINGS

In April 2011, the FASB issued an accounting standard that amends the criteria used to determine effective control for repurchase agreements and other similar agreements such as securities lending transactions. The standard modifies the criteria for determining when these transactions would be accounted for as secured borrowings (i.e., financings) instead of sales of the securities.

The standard removes from the assessment of effective control the requirement that the transferor have the ability to repurchase or redeem the financial assets on substantially the agreed terms, even in the event of default by the transferee. The removal of this requirement makes the level of collateral received by the transferor in a repurchase agreement or similar agreement irrelevant in determining whether the transaction should be accounted for as a sale. Consequently, more repurchase agreements, securities lending transactions and similar arrangements will be accounted for as secured borrowings.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The guidance in the new standard must be applied prospectively to transactions or modifications of existing transactions that occur on or after January 1, 2012. Early adoption is prohibited.

COMMON FAIR VALUE MEASUREMENT AND DISCLOSURE REQUIREMENTS IN GAAP AND INTERNATIONAL FINANCIAL REPORTING STANDARDS ("IFRS")

In May 2011, the FASB issued an accounting standard that amends certain aspects of the fair value measurement guidance in GAAP, primarily to achieve the FASB's objective of a converged definition of fair value and substantially converged measurement and disclosure guidance with IFRS. Consequently, when the standard becomes effective on January 1, 2012, fair value measurement and disclosure requirements under GAAP and IFRS will be consistent, with certain exceptions including the accounting for day one gains and losses, measuring the fair value of alternative investments using net asset value and certain disclosure requirements.

The standard's fair value guidance applies to all companies that measure assets, liabilities, or instruments classified in shareholder's equity at fair value or provide fair value disclosures for items not recorded at fair value. While many of the amendments are not expected to significantly affect current practice, the guidance clarifies how a principal market is determined, addresses the fair value measurement of financial instruments with offsetting market or counterparty credit risks and the concept of valuation premise (i.e., in-use or in exchange) and highest and best use, extends the prohibition on blockage factors to all three levels of the fair value hierarchy, and requires additional disclosures.

The standard is effective for the Company for interim and annual periods beginning on January 1, 2012. The new disclosure requirements must be applied prospectively. The standard will not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

PRESENTATION OF COMPREHENSIVE INCOME

In June 2011, the FASB issued an accounting standard that requires the presentation of comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In the two-statement approach, the first statement should present total net income and its components, followed consecutively by a second statement that presents total other comprehensive income and its components. This presentation is effective January 1, 2012, and is required to be applied retrospectively.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2011:

FAIR VALUE MEASUREMENTS AND DISCLOSURES

In January 2010, the FASB issued an accounting standard that requires fair value disclosures about significant transfers between Level 1 and 2 measurement categories and separate presentation of purchases, sales, issuances, and settlements within the rollforward of Level 3 activity. Also, this fair value guidance clarifies the disclosure requirements about the level of disaggregation and valuation techniques and inputs. This guidance became effective for the Company beginning on January 1, 2010, except for the disclosures about purchases, sales, issuances, and settlements within the rollforward of Level 3 activity, which were effective for the Company beginning on January 1, 2011. See Note 3.

CONSOLIDATION OF INVESTMENTS IN SEPARATE ACCOUNTS

In April 2010, the FASB issued an accounting standard that clarifies that an insurance company should not combine any investments held in separate account interests with its interest in the same investment held in its general account when assessing the investment for consolidation. Separate accounts represent funds for which investment income and investment gains and losses accrue directly to the policyholders who bear the investment risk. The standard also provides guidance on how an insurer should consolidate an investment fund when the insurer concludes that consolidation of an investment is required and the insurer's interest is through its general account in addition to any separate accounts. The new standard became effective for the Company on January 1, 2011. The adoption of this standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


A CREDITOR'S DETERMINATION OF WHETHER A RESTRUCTURING IS A TROUBLED DEBT RESTRUCTURING

In April 2011, the FASB issued an accounting standard that amends the guidance for a creditor's evaluation of whether a restructuring is a troubled debt restructuring ("TDR") and requires additional disclosures about a creditor's troubled debt restructuring activities. The standard clarifies the existing guidance on the two criteria used by creditors to determine whether a modification or restructuring is a troubled debt restructuring: (i) whether the creditor has granted a concession and (ii) whether the debtor is experiencing financial difficulties. The standard became effective for the Company for interim and annual periods beginning on July 1, 2011. The Company applied the guidance in the accounting standard retrospectively for all modifications and restructuring activities that had occurred since January 1, 2011. For receivables that were considered impaired under the guidance, the Company was required to measure the impairment of those receivables prospectively in the first period of adoption. In addition, the Company must provide the disclosures about troubled debt restructuring activities in the period of adoption. The adoption of this standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows. See Note 4.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2010:

CONSOLIDATION OF VARIABLE INTEREST ENTITIES

In June 2009, the FASB issued an accounting standard that amends the guidance addressing consolidation of certain variable interest entities with an approach focused on identifying which enterprise has the power to direct the activities of a variable interest entity that most significantly affect the entity's economic performance and has (i) the obligation to absorb losses of the entity or (ii) the right to receive benefits from the entity. The standard also requires enhanced financial reporting by enterprises involved with variable interest entities. The adoption of the standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

In February 2010, the FASB also issued an update to the aforementioned accounting standard that defers the revised consolidation rules for variable interest entities with attributes of, or similar to, an investment company or money market fund. The primary effect of this deferral is that the Company will continue to apply the consolidation rules in effect before the amended guidance discussed above for its interests in eligible entities.

ACCOUNTING FOR EMBEDDED CREDIT DERIVATIVES

In March 2010, the FASB issued an accounting standard that amends the accounting for embedded credit derivative features in structured securities that redistribute credit risk in the form of subordination of one financial instrument to another. The standard clarifies how to determine whether embedded credit derivative features, including those in CDOs, credit-linked notes ("CLNs"), synthetic CDOs and CLNs and other synthetic securities (e.g., commercial and residential mortgage-backed securities issued by securitization entities that wrote credit derivatives), are considered to be embedded derivatives that should be analyzed for potential bifurcation and separate accounting or, alternatively, for fair value accounting in connection with the application of the fair value option to the entire hybrid instrument. The Company adopted the standard on July 1, 2010. Upon adoption, the Company accounts for its investments in synthetic securities otherwise requiring bifurcation at fair value, with changes in fair value recognized in earnings. The adoption of this standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

DISCLOSURES ABOUT THE CREDIT QUALITY OF FINANCING RECEIVABLES AND THE ALLOWANCE FOR CREDIT LOSSES

In July 2010, the FASB issued an accounting standard that requires enhanced disclosures about the credit quality of financing receivables that are not measured at fair value. This guidance requires a greater level of disaggregated information about the credit quality of financing receivables and the related allowance for credit losses. In addition, this guidance requires disclosure of credit quality indicators, past due information, and modifications of financing receivables. For nonpublic entities, the disclosures as of the end of a reporting period became effective for annual reporting periods ended on or after December 15, 2011. The disclosures about activity that occurs during a reporting period became effective for interim and annual reporting periods beginning on or after December 15, 2010. In January 2011, the FASB issued an accounting standard that temporarily deferred the effective date for

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

disclosures on modifications of financing receivables by creditors. In April 2011, the FASB issued an accounting standard that amended the guidance for a creditor's evaluation of whether a restructuring is a troubled debt restructuring. In addition, this guidance requires additional disclosures about a creditor's troubled debt restructuring activities in interim and annual periods beginning on July 1, 2011.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2009:

NONCONTROLLING INTERESTS IN CONSOLIDATED FINANCIAL STATEMENTS

In December 2007, the FASB issued an accounting standard that requires noncontrolling (i.e., minority) interests in partially owned consolidated subsidiaries to be classified in the consolidated balance sheets as a separate component of equity, or in the mezzanine section of the balance sheets (between liabilities and equity) if such interests do not qualify for "permanent equity" classification. The standard also specifies the accounting treatment for subsequent acquisitions and sales of noncontrolling interests and how noncontrolling interests should be presented in the consolidated statements of income (loss). The noncontrolling interests' share of subsidiary income (loss) should be reported as a part of consolidated net income (loss) with disclosure of the attribution of consolidated net income (loss) to the controlling and noncontrolling interests on the face of the consolidated statements of income
(loss).

The Company adopted the standard on January 1, 2009 and applied it prospectively, except for presentation and disclosure requirements. The consolidated statement of income (loss) for the year ended December 31, 2008 has been retrospectively recast to include net income (loss) attributable to both the controlling and noncontrolling interests.

DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

In March 2008, the FASB issued an accounting standard that requires enhanced disclosures about (i) how and why the Company uses derivative instruments,
(ii) how derivative instruments and related hedged items are accounted for and
(iii) how derivative instruments and related hedged items affect the Company's consolidated financial condition, results of operations, and cash flows. The Company adopted the standard on January 1, 2009. See Note 5 for related disclosures.

RECOGNITION AND PRESENTATION OF OTHER-THAN-TEMPORARY IMPAIRMENTS

In April 2009, the FASB issued an accounting standard that requires a company to recognize the credit component of an other-than-temporary impairment of a fixed maturity security in earnings and the non-credit component in accumulated other comprehensive income (loss) when the company does not intend to sell the security or it is more likely than not that the company will not be required to sell the security prior to recovery. The standard also changed the threshold for determining when an other-than-temporary impairment has occurred on a fixed maturity security with respect to intent and ability to hold until recovery. The standard does not change the recognition of other-than-temporary impairment for equity securities. The standard requires additional disclosures in interim and annual reporting periods for fixed maturity and equity securities. See Note 4 herein for the expanded disclosures.

The Company adopted the standard on April 1, 2009 and recorded an after-tax cumulative effect adjustment to increase the Company's shareholder's equity by $735 million as of April 1, 2009, consisting of a decrease in accumulated deficit of $2.4 billion and an increase to accumulated other comprehensive loss of $1.6 billion, net of tax. The net increase in the Company's shareholder's equity was due to a reversal of a portion of the deferred tax asset valuation allowance for certain previous non-credit impairment charges directly attributable to the change in accounting principle (see Note 13 herein). The cumulative effect adjustment resulted in an increase of approximately $3.0 billion in the amortized cost of fixed maturity securities, which has the effect of significantly reducing the accretion of investment income over the remaining life of the underlying securities, beginning in the second quarter of 2009. The effect of the reduced investment income will be offset, in part, by a decrease in the amortization of DAC and sales inducements assets.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The standard reduced the level of other-than-temporary impairment charges recorded in earnings for fixed maturity securities due to the following required changes in the Company's accounting policy for other-than-temporary impairments:

    . Impairment charges for non-credit (e.g., severity) losses are no longer recognized;

    . The amortized cost basis of credit impaired securities will be written down through a charge to earnings to the present value of expected cash flows, rather than to fair value; and

    . For fixed maturity securities that are not deemed to be credit-impaired, the Company is no longer required to assert that it has the intent and ability to hold such securities to recovery to avoid an other-than-temporary impairment charge. Instead, an impairment charge through earnings is required only when the Company has the intent to sell the fixed maturity security or it is more likely than not that the Company will be required to sell the security prior to recovery.

The following table presents the components of the change in the Company's shareholder's equity at April 1, 2009 due to the adoption of the accounting standard for other-than-temporary impairments:

                                                                           (Increase) Decrease to Net Increase in the
                                                    (Increase) Decrease to   Accumulated Other         Company's
                                                     Accumulated Deficit     Comprehensive Loss   Shareholder's Equity
                                                    ---------------------- ---------------------- --------------------
                                                                              (In Millions)
Net effect of the increase in amortized cost of
  available for sale fixed maturity securities.....         $3,033                $(3,033)                $ --
Net effect of related DAC, sales inducement
  assets and other insurance balances..............           (493)                   493                   --
Net effect on deferred income tax assets...........           (162)                   897                  735
                                                            ------                -------                 ----
Net increase in the Company's shareholder's equity.         $2,378                $(1,643)                $735
                                                            ======                =======                 ====

DETERMINING FAIR VALUE WHEN VOLUME AND LEVEL OF ACTIVITY FOR THE ASSET OR LIABILITY HAVE SIGNIFICANTLY DECREASED AND IDENTIFYING TRANSACTIONS THAT ARE NOT ORDERLY

In April 2009 the FASB issued an accounting standard that provides guidance for estimating fair value of assets and liabilities when the volume and level of activity for an asset or liability have significantly decreased and for identifying circumstances that indicate a transaction is not orderly. The adoption of the standard on April 1, 2009, did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

MEASURING LIABILITIES AT FAIR VALUE

In August 2009, the FASB issued an accounting standard to clarify how the fair value measurement principles should be applied to measuring liabilities carried at fair value. The standard explains how to prioritize market inputs in measuring liabilities at fair value and what adjustments to market inputs are appropriate for debt obligations that are restricted from being transferred to another obligor. The standard was effective beginning October 1, 2009 for the Company. The adoption of the standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

INVESTMENTS IN CERTAIN ENTITIES THAT CALCULATE NET ASSET VALUE PER SHARE (OR ITS EQUIVALENT)

In September 2009, the FASB issued an accounting standard that permits, as a practical expedient, a company to measure the fair value of an investment that is within the scope of the standard on the basis of the net asset value per share of the investment (or its equivalent) if that value is calculated in accordance with fair value as defined by the FASB. The standard also requires enhanced disclosures. The standard applies to investment companies that do not have readily determinable fair values such as certain hedge funds and private equity funds. The standard was effective for interim and annual periods ending after December 15, 2009. The adoption of the standard did not have

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

a material effect on the Company's consolidated financial condition, results of operations or cash flows. See Note 3 herein for disclosure.

3. FAIR VALUE MEASUREMENTS

Fair Value Measurements on a Recurring Basis

The Company carries certain financial instruments at fair value. The fair value of a financial instrument is the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between willing, able and knowledgeable market participants at the measurement date.

The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Fair Value Hierarchy

Assets and liabilities recorded at fair value in the consolidated balance sheets are measured and classified in a hierarchy for disclosure purposes, consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values, as discussed below:

.. Level 1--Fair value measurements that are quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments.

.. Level 2--Fair value measurements based on inputs other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

.. Level 3--Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Therefore, the Company must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability.

In certain cases, the inputs used to measure the fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment. In making the assessment, the Company considers factors specific to the asset or liability.

Valuation Methodologies

The following is a description of the valuation methodologies used for instruments carried at fair value. These methodologies are applied to assets and liabilities across the levels noted above, and it is the observability of the inputs used that determines the appropriate level in the fair value hierarchy for the respective asset or liability.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


INCORPORATION OF CREDIT RISK IN FAIR VALUE MEASUREMENTS

..   THE COMPANY'S OWN CREDIT RISK. Fair value measurements for certain freestanding derivatives incorporate the Company's own credit risk by determining the explicit cost for each counterparty to protect against its net credit exposure to the Company at the balance sheet date by reference to observable credit default swap ("CDS") or cash bond spreads. A derivative counterparty's net credit exposure to the Company is determined based on master netting agreements, when applicable, which take into consideration all derivative positions with the Company, as well as collateral posted by the Company with the counterparty at the balance sheet date.

..   COUNTERPARTY CREDIT RISK. Fair value measurements for freestanding derivatives incorporate counterparty credit risk by determining the explicit cost for the Company to protect against its net credit exposure to each counterparty at the balance sheet date by reference to observable counterparty CDS spreads, when available. When not available, other directly or indirectly observable credit spreads will be used to derive the best estimates of the counterparty spreads. The Company's net credit exposure to a counterparty is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date.

A CDS is a derivative contract that allows the transfer of third-party credit risk from one party to the other. The buyer of the CDS pays an upfront and/or periodic premium to the seller. The seller's payment obligation is triggered by the occurrence of a credit event under a specified reference security and is determined by the loss on that specified reference security. The present value of the amount of the upfront and/or periodic premium therefore represents a market-based expectation of the likelihood that the specified reference party will fail to perform on the reference obligation, a key market observable indicator of non-performance risk (the "CDS spread").

Fair values for fixed maturity securities based on observable market prices for identical or similar instruments implicitly incorporate counterparty credit risk. Fair values for fixed maturity securities based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

The cost of credit protection is determined under a discounted present value approach considering the market levels for single name CDS spreads for each specific counterparty, the mid market value of the net exposure (reflecting the amount of protection required) and the weighted average life of the net exposure. CDS spreads are provided to the Company by an independent third party. The Company utilizes an interest rate based on the benchmark London Interbank Offered Rate ("LIBOR") curve to derive its discount rates.

While this approach does not explicitly consider all potential future behavior of the derivative transactions or potential future changes in valuation inputs, management believes this approach provides a reasonable estimate of the fair value of the assets and liabilities, including consideration of the impact of non-performance risk.

FIXED MATURITY SECURITIES--TRADING AND AVAILABLE FOR SALE

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure fixed maturity securities at fair value in its available for sale and trading portfolios. Market price data is generally obtained from third party pricing vendors.

Management is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions. The Company employs independent third-party valuation service providers to gather, analyze, and interpret market information in order to derive fair value estimates for individual investments based upon market-accepted methodologies and assumptions. The methodologies used by these independent third-party valuation services are reviewed and understood by the Company's management, via periodic discussion with and information provided by the valuation services. In addition, as discussed further below, control processes are applied to the fair values received from third-party valuation services to ensure the accuracy of these values.

Valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation methodologies, which may utilize matrix

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

pricing, financial models, accompanying model inputs and various assumptions, provide a single fair value measurement for individual securities. The inputs used by the valuation service providers include, but are not limited to, market prices from completed transactions for identical securities and transactions of comparable securities, benchmark yields, interest rate yield curves, credit spreads, currency rates, quoted prices for similar securities and other market-observable information, as applicable. If fair value is determined using financial models, these models generally take into account, among other things, market observable information as of the measurement date as well as the specific attributes of the security being valued, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security or issuer-specific information. When market transactions or other market observable data is limited, the extent to which judgment is applied in determining fair value is greatly increased.

The Company has control processes designed to ensure that the fair values received from third party valuation services are accurately recorded, that their data inputs and valuation techniques are appropriate and consistently applied and that the assumptions used appear reasonable and consistent with the objective of determining fair value. The Company assesses the reasonableness of individual security values received from valuation service providers through various analytical techniques, and has procedures to escalate related questions internally and to the third party valuation services for resolution. In order to assess the degree of pricing consensus among various valuation services for specific asset types, the Company has conducted comparisons of prices received from available sources. Management has used these comparisons to establish a hierarchy for the fair values received from third party valuations services to be used for particular security classes. The Company also validates prices for selected securities through reviews by members of management who have relevant expertise and who are independent of those charged with executing investing transactions.

When the Company's third-party valuation service providers are unable to obtain sufficient market observable information upon which to estimate the fair value for a particular security, fair value is determined either by requesting brokers who are knowledgeable about these securities to provide a price quote, which is generally non-binding, or by employing widely accepted valuation models. Fair values provided by brokers are subject to similar control processes to those noted above for fair values from third party valuation services, including management reviews. Fair values determined internally are also subject to management review in order to ensure that valuation models and related inputs are reasonable.

The methodology above is relevant for all fixed maturity securities; following are discussions of certain procedures unique to specific classes of securities.

FIXED MATURITY SECURITIES ISSUED BY GOVERNMENT ENTITIES

For most debt securities issued by government entities, the Company obtains fair value information from independent third-party valuation service providers, as quoted prices in active markets are generally only available for limited debt securities issued by government entities. The fair values received from these valuation service providers may be based on a market approach using matrix pricing, which considers a security's relationship to other securities for which a quoted price in an active market may be available, or alternatively based on an income approach, which uses valuation techniques to convert future cash flows to a single present value amount.

FIXED MATURITY SECURITIES ISSUED BY CORPORATE ENTITIES

For most debt securities issued by corporate entities, the Company obtains fair value information from independent third-party valuation service providers. For certain corporate debt securities, the Company obtains fair value information from brokers. For those corporate debt instruments (for example, private placements) that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and non-transferability, and such adjustments generally are based on available market evidence. When observable price quotations are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of publicly-traded debt of the issuer or other comparable securities, adjusted for illiquidity and structure.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


RMBS, CMBS, CDOS AND OTHER ABS

Independent third-party valuation service providers also provide fair value information for the majority of the Company's investments in RMBS, CMBS, CDOs and other ABS. Where pricing is not available from valuation service providers, the Company obtains fair value information from brokers. Broker prices may be based on an income approach, which converts expected future cash flows to a single present value amount, with specific consideration of inputs relevant to structured securities, including ratings, collateral types, geographic concentrations, underlying loan vintages, loan delinquencies, and weighted average coupons and maturities. Broker prices may also be based on a market approach that considers recent transactions involving identical or similar securities. When the volume or level of market activity for an investment in RMBS, CMBS, CDOs or other ABS is limited, certain inputs used to determine fair value may not be observable in the market.

ML II

The fixed maturity securities, trading portfolio includes an interest in ML II. See Note 4 for additional background information on ML II. At inception, the Company's economic interest in ML II was valued at the transaction price of $350 million. Subsequently and prior to March 31, 2011, the ML II interest has been valued using a discounted cash flow methodology that (i) uses the estimated future cash flows and the fair value of the ML II assets,
(ii) allocates the estimated future cash flows according to the ML II waterfall, and (iii) determines the discount rate to be applied to the Company's interest in ML II by reference to the discount rate implied by the estimated value of ML II assets and the estimated future cash flows of the Company's interest in the capital structure. Estimated cash flows and discount rates used in the valuations are validated, to the extent possible, using market observable information for securities with similar asset pools, structures and terms.

As a result of the announcement on March 31, 2011 by the New York Fed of its plan to begin selling the assets in the ML II portfolio over time through a competitive sales process, the Company modified its methodology for estimating the fair value of its interest in ML II to incorporate the assumption of the current liquidation, which (i) uses the estimated fair value of the ML II assets and (ii) allocates the estimated asset fair value according to the ML II waterfall.

As of December 31, 2011, the Company expected to receive cash flows (undiscounted) in excess of the Company's initial investment, and any accrued interest, in the ML II interest after repayment of the first priority obligations owed to the New York Fed. The fair value of the Company's interest in ML II is most affected by the liquidation proceeds realized by the New York Fed from the sale of the collateral securities.

The LIBOR interest rate curve changes are determined based on observable prices, interpolated or extrapolated to derive a LIBOR for a specific maturity term as necessary. The spreads over LIBOR for the Company's interest in ML II (including collateral-specific credit and liquidity spreads) can change as a result of changes in market expectations about the future performance of these investments as well as changes in the risk premium that market participants would demand at the time of the transactions.

See Note 16 for a subsequent event related to ML II.

EQUITY SECURITIES - AVAILABLE FOR SALE AND TRADING

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure at fair value marketable equity securities in its available for sale and trading portfolios. Market price data is generally obtained from exchange or dealer markets.

PARTNERSHIPS AND OTHER INVESTED ASSETS

The Company initially estimates the fair value of investments in certain hedge funds, private equity funds and other investment partnerships by reference to the transaction price. Subsequently, the Company generally obtains the fair value of these investments from net asset value information provided by the general partner or manager of the investments, the financial statements of which are generally audited annually. The Company considers observable

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

market data and performs certain control procedures to validate the appropriateness of using the net asset value as a fair value measurement.

SHORT-TERM INVESTMENTS

For short-term investments that are measured at fair value, the carrying values of these assets approximate fair values because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.

SEPARATE ACCOUNT ASSETS

Separate account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

Changes in the fair value of separate account assets are completely offset in the consolidated statements of income (loss) and comprehensive income by changes in separate account liabilities, which are not carried at fair value.

DERIVATIVE ASSETS AND LIABILITIES

Derivative assets and liabilities can be exchange-traded or traded over-the-counter ("OTC"). The Company generally values exchange-traded derivatives using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When the Company does not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions, the transaction price may provide the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. The Company will update valuation inputs in these models only when corroborated by evidence such as similar market transactions, third party pricing services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

EMBEDDED POLICY DERIVATIVES INCLUDED IN POLICYHOLDER CONTRACT DEPOSITS

Certain variable annuity and equity-indexed annuity and life contracts contain embedded policy derivatives that the Company bifurcates from the host contracts and accounts for separately at fair value, with changes in fair value recognized in earnings. The Company concluded these contracts contain
(i) written option guarantees on minimum accumulation value, (ii) a series of written options that guarantee withdrawals from the highest anniversary value within a specific period or for life, or (iii) equity-indexed written options that meet the criteria of derivatives that must be bifurcated.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The fair value of embedded policy derivatives contained in certain variable annuity and equity-indexed annuity and life contracts is measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts. These cash flow estimates primarily include benefits and related fees assessed, when applicable, and incorporate expectations about policyholder behavior. Estimates of future policyholder behavior are subjective and based primarily on the Company's historical experience.

With respect to embedded policy derivatives in the Company's variable annuity contracts, because of the dynamic and complex nature of the expected cash flows, risk neutral valuations are used. Estimating the underlying cash flows for these products involves many estimates and judgments, including those regarding expected market rates of return, market volatility, correlations of market index returns to funds, fund performance, discount rates and policyholder behavior.

With respect to embedded derivatives in the Company's equity-indexed life and annuity contracts, option pricing models are used to estimate fair value, taking into account assumptions for future equity index growth rates, volatility of the equity index, future interest rates, and determinations on adjusting the participation rate and the cap on equity-indexed credited rates in light of market conditions and policyholder behavior assumptions. This methodology incorporates an explicit risk margin to take into consideration market participant estimates of projected cash flows and policyholder behavior.

The Company also incorporates its own risk of non-performance in the valuation of the embedded policy derivatives associated with variable annuity and equity-indexed annuity and life contracts. Historically, the expected cash flows were discounted using the interest rate swap curve ("swap curve"), which is commonly viewed as being consistent with the credit spreads for highly-rated financial institutions (S&P AA-rated or above). A swap curve shows the fixed-rate leg of a plain vanilla swap against the floating rate (e.g. LIBOR) leg of a related tenor. The swap curve was adjusted, as necessary, for anomalies between the swap curve and the U.S. Treasury yield curve. During the fourth quarter of 2010, the Company revised the non-performance risk adjustment to reflect a market participant's view of the Company's claims-paying ability. As a result, in 2010 the Company incorporated an additional spread to the swap curve used to value embedded policy derivatives. Primarily as a result of this change, the fair value of the embedded derivative liabilities decreased by $66 million, which is partially offset by $7 million of DAC amortization.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following tables present information about assets and liabilities measured at fair value on a recurring basis and indicate the level of the fair value measurement based on the levels of the inputs used:

                                                                             Counterparty      Cash
At December 31, 2011                                 Level 1 Level 2 Level 3 Netting (a)  Collateral (b) Total Fair Value
--------------------                                 ------- ------- ------- ------------ -------------- ----------------
                                                                                (In Millions)
ASSETS:
Fixed maturity securities, available for sale:
   U.S. government obligations...................... $    51 $   616 $   --      $ --          $ --          $   667
   Foreign government...............................      --   1,552     --        --            --            1,552
   States, territories & political subdivisions.....      --     990    360        --            --            1,350
   Corporate securities.............................      --  48,400    630        --            --           49,030
   RMBS.............................................      --   7,399  3,070        --            --           10,469
   CMBS.............................................      --     984  1,863        --            --            2,847
   CDO/ABS..........................................      --     898    989        --            --            1,887
                                                     ------- ------- ------      ----          ----          -------
Total fixed maturity securities, available for sale.      51  60,839  6,912        --            --           67,802
                                                     ------- ------- ------      ----          ----          -------
Fixed maturity securities, trading:
   CMBS.............................................      --      --     18        --            --               18
   CDO/ABS..........................................      --      --    491        --            --              491
                                                     ------- ------- ------      ----          ----          -------
Total fixed maturity securities, trading............      --      --    509        --            --              509
                                                     ------- ------- ------      ----          ----          -------
Hybrid securities:
   RMBS.............................................      --      --     15        --            --               15
   CMBS.............................................      --      --      2        --            --                2
   CDO/ABS..........................................      --      --      8        --            --                8
                                                     ------- ------- ------      ----          ----          -------
Total hybrid securities.............................      --      --     25        --            --               25
                                                     ------- ------- ------      ----          ----          -------
Equity securities, available for sale:
   Common stocks....................................       5      --     18        --            --               23
   Preferred stocks.................................      --       6     40        --            --               46
                                                     ------- ------- ------      ----          ----          -------
Total equity securities, available for sale.........       5       6     58        --            --               69
                                                     ------- ------- ------      ----          ----          -------
Partnerships and other invested assets (c)..........      --     274  1,250        --            --            1,524
Short-term investments (d)..........................      20     238     --        --            --              258
Derivative assets:
   Interest rate contracts..........................       7      28     --        --            --               35
   Foreign exchange contracts.......................      --      43     --        --            --               43
   Equity contracts.................................      22      13      9        --            --               44
   Counterparty netting and cash collateral.........      --      --     --       (43)          (15)             (58)
                                                     ------- ------- ------      ----          ----          -------
Total derivative assets.............................      29      84      9       (43)          (15)              64
                                                     ------- ------- ------      ----          ----          -------
Separate account assets.............................  25,766     295     --        --            --           26,061
                                                     ------- ------- ------      ----          ----          -------
       Total........................................ $25,871 $61,736 $8,763      $(43)         $(15)         $96,312
                                                     ======= ======= ======      ====          ====          =======
LIABILITIES:
Policyholder contract deposits (e).................. $    -- $    -- $  256      $ --          $ --          $   256
Derivative liabilities:
   Interest rate contracts..........................      --       2     --        --            --                2
   Foreign exchange contracts.......................      --      80     --        --            --               80
   Counterparty netting and cash collateral.........      --      --     --       (43)           --              (43)
                                                     ------- ------- ------      ----          ----          -------
Total derivative liabilities........................      --      82     --       (43)           --               39
                                                     ------- ------- ------      ----          ----          -------
       Total........................................ $    -- $    82 $  256      $(43)         $ --          $   295
                                                     ======= ======= ======      ====          ====          =======

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                                                             Counterparty      Cash
At December 31, 2010                                 Level 1 Level 2 Level 3 Netting (a)  Collateral (b) Total Fair Value
--------------------                                 ------- ------- ------- ------------ -------------- ----------------
                                                                                (In Millions)
ASSETS:
Fixed maturity securities, available for sale:
   U.S. government obligations...................... $    -- $   467 $   --      $ --          $ --          $   467
   Foreign government...............................      --     786     --        --            --              786
   States, territories & political subdivisions.....      --     595    229        --            --              824
   Corporate securities.............................      --  41,993    755        --            --           42,748
   RMBS.............................................      --   4,506  1,862        --            --            6,368
   CMBS.............................................      --     565  1,743        --            --            2,308
   CDO/ABS..........................................      --     822  1,300        --            --            2,122
                                                     ------- ------- ------      ----          ----          -------
Total fixed maturity securities, available for sale.      --  49,734  5,889        --            --           55,623
                                                     ------- ------- ------      ----          ----          -------
Fixed maturity securities, trading:
   Corporate securities.............................      --       4     --        --            --                4
   CMBS.............................................      --      --     19        --            --               19
   CDO/ABS..........................................      --      --    476        --            --              476
                                                     ------- ------- ------      ----          ----          -------
Total fixed maturity securities, trading............      --       4    495        --            --              499
                                                     ------- ------- ------      ----          ----          -------
Hybrid securities:
   CMBS.............................................      --      --      1        --            --                1
                                                     ------- ------- ------      ----          ----          -------
Total hybrid securities.............................      --      --      1        --            --                1
                                                     ------- ------- ------      ----          ----          -------
Equity securities, available for sale:
   Common stocks....................................       8       3     23        --            --               34
   Preferred stocks.................................      --       6     28        --            --               34
                                                     ------- ------- ------      ----          ----          -------
Total equity securities, available for sale.........       8       9     51        --            --               68
                                                     ------- ------- ------      ----          ----          -------
Equity securities, trading:
   Common stocks....................................      --      --      1        --            --                1
                                                     ------- ------- ------      ----          ----          -------
Total equity securities, trading....................      --      --      1        --            --                1
                                                     ------- ------- ------      ----          ----          -------
Partnerships and other invested assets (c)..........       3     275  1,149        --            --            1,427
Short-term investments (d)..........................      21   3,749     --        --            --            3,770
Derivative assets:
   Interest rate contracts..........................      --      36     --        --            --               36
   Foreign exchange contracts.......................      14      30     --        --            --               44
   Equity contracts.................................       8      31      7        --            --               46
   Counterparty netting and cash collateral.........      --      --     --       (48)          (23)             (71)
                                                     ------- ------- ------      ----          ----          -------
Total derivative assets.............................      22      97      7       (48)          (23)              55
                                                     ------- ------- ------      ----          ----          -------
Separate account assets.............................  27,056     303     --        --            --           27,359
                                                     ------- ------- ------      ----          ----          -------
       Total........................................ $27,110 $54,171 $7,593      $(48)         $(23)         $88,803
                                                     ======= ======= ======      ====          ====          =======
LIABILITIES:
Policyholder contract deposits (e).................. $    -- $    -- $  239      $ --          $ --          $   239
Derivative liabilities:
   Interest rate contracts..........................      --      12     --        --            --               12
   Foreign exchange contracts.......................      14     110     --        --            --              124
   Equity contracts.................................      --       6     --        --            --                6
   Counterparty netting and cash collateral.........      --      --     --       (48)           --              (48)
                                                     ------- ------- ------      ----          ----          -------
Total derivative liabilities........................      14     128     --       (48)           --               94
                                                     ------- ------- ------      ----          ----          -------
       Total........................................ $    14 $   128 $  239      $(48)         $ --          $   333
                                                     ======= ======= ======      ====          ====          =======

    (a)Represents netting of derivative exposures covered by a qualifying master netting agreement.
    (b)Represents cash collateral posted and received.
    (c)Amounts presented for partnerships and other invested assets in the tables above differ from the amounts presented in the consolidated balance sheets as these tables only include partnerships carried at estimated fair value on a recurring basis.
    (d)Amounts exclude short-term investments that are carried at cost, which approximate fair value of $364 million and $3.3 billion at December 31, 2011 and 2010, respectively.
    (e)Amount presented for policyholder contract deposits in the tables above differ from the amounts presented in the consolidated balance sheets as these tables only include the GMWB embedded derivatives which are measured at estimated fair value on a recurring basis.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


At December 31, 2011 and 2010, Level 3 assets were 7.6 percent and 6.9 percent of total assets, respectively, and Level 3 liabilities were 0.3 percent and 0.2 percent of total liabilities, respectively.

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company's policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company had no significant transfers between Level 1 and Level 2 during the year ended December 31, 2011.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Changes in Level 3 Recurring Fair Value Measurements

The following tables present changes during 2011 and 2010 in Level 3 assets and liabilities measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in the consolidated statements of income
(loss) during 2011 and 2010 related to the Level 3 assets and liabilities that remained in the consolidated balance sheets at December 31, 2011 and 2010:

                                                                                                                     Changes in
                                                                                                                     Unrealized
                                                       Net                                                              Gains
                                                     Realized                                                         (Losses)
                                                       and                    Purchases,                             Included in
                                                    Unrealized                  Sales,                                Income on
                                            Fair      Gains     Accumulated   Issuances                        Fair  Instruments
                                            Value    (Losses)      Other         and        Gross     Gross   Value    Held at
                                          Beginning  included  Comprehensive Settlements, Transfers Transfers End of   End of
December 31, 2011                          of Year  in Income  Income (Loss)     Net         In        Out     Year     Year
-----------------                         --------- ---------- ------------- ------------ --------- --------- ------ -----------
                                                                              (In Millions)
ASSETS:
Fixed maturity securities,
  available for sale:
   Foreign government....................  $   --      $ --        $ --         $   1                $    (1) $   --    $ --
   States, territories &
     political subdivisions..............     229        --          56           126          --        (51)    360      --
   Corporate securities..................     755         1         (21)           96       1,202     (1,403)    630      --
   RMBS..................................   1,862       (50)        199           785         298        (24)  3,070      --
   CMBS..................................   1,743        17          32            53          52        (34)  1,863      --
   CDO/ABS...............................   1,300        21          60          (406)        420       (406)    989      --
                                           ------      ----        ----         -----      ------    -------  ------    ----
Total fixed maturity securities,
  available for sale.....................   5,889       (11)        326           655       1,972     (1,919)  6,912      --
                                           ------      ----        ----         -----      ------    -------  ------    ----
Fixed maturity securities, trading:
   Corporate securities..................      --        --          --            (4)          4         --      --      --
   CMBS..................................      19         3          --            (4)         --         --      18       3
   CDO/ABS...............................     476        15          --            --          --         --     491       2
                                           ------      ----        ----         -----      ------    -------  ------    ----
Total fixed maturity securities, trading.     495        18          --            (8)          4         --     509       5
                                           ------      ----        ----         -----      ------    -------  ------    ----
Hybrid securities:
   RMBS..................................      --        (1)         --            16          --         --      15      (2)
   CMBS..................................       1         1          --            --          --         --       2       1
   CDO/ABS...............................      --        --          --             8          --         --       8      --
                                           ------      ----        ----         -----      ------    -------  ------    ----
Total hybrid securities..................       1        --          --            24          --         --      25      (1)
                                           ------      ----        ----         -----      ------    -------  ------    ----
Equity securities, available for sale:
   Common stocks.........................      23        16          (4)          (19)          5         (3)     18      --
   Preferred stocks......................      28        (1)         13            --          --         --      40      --
                                           ------      ----        ----         -----      ------    -------  ------    ----
Total equity securities,
  available for sale.....................      51        15           9           (19)          5         (3)     58      --
                                           ------      ----        ----         -----      ------    -------  ------    ----
Equity securities, trading:
   Common stocks.........................       1        --          --            (1)         --         --      --      --
                                           ------      ----        ----         -----      ------    -------  ------    ----
Total equity securities, trading.........       1        --          --            (1)         --         --      --      --
                                           ------      ----        ----         -----      ------    -------  ------    ----
Partnerships and other invested assets...   1,149         9          87            42          55        (92)  1,250      --
Derivative assets
   Equity contracts......................       7        (3)                        5          --         --       9      --
                                           ------      ----        ----         -----      ------    -------  ------    ----
Total derivative assets..................       7        (3)         --             5          --         --       9      --
                                           ------      ----        ----         -----      ------    -------  ------    ----
       Total.............................  $7,593      $ 28        $422         $ 698      $2,036    $(2,014) $8,763    $  4
                                           ------      ----        ----         -----      ------    -------  ------    ----
LIABILITIES:
Policyholder contract deposits...........  $  239      $ 60        $ --         $ (43)     $   --    $    --  $  256    $(54)
                                           ------      ----        ----         -----      ------    -------  ------    ----
       Total.............................  $  239      $ 60        $ --         $ (43)     $   --    $    --  $  256    $(54)
                                           ------      ----        ----         -----      ------    -------  ------    ----

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                                                                                                      Changes in
                                                                                                                      Unrealized
                                                                  Net                                                    Gains
                                                                Realized                                               (Losses)
                                                                  and                    Purchases,                   Included in
                                                               Unrealized                  Sales,                      Income on
                                                       Fair      Gains     Accumulated   Issuances              Fair  Instruments
                                                       Value    (Losses)      Other         and                Value    Held at
                                                     Beginning  included  Comprehensive Settlements,    Net    End of   End of
December 31, 2010                                     of Year  in Income  Income (Loss)     Net      Transfers  Year     Year
-----------------                                    --------- ---------- ------------- ------------ --------- ------ -----------
                                                                                    (In Millions)
ASSETS:
Fixed maturity securities, available for sale:
   States, territories & political subdivisions.....  $  113     $  --       $   (2)       $ 147       $ (29)  $  229     $--
   Corporate securities.............................   1,632       (35)          61          (11)       (892)     755      --
   RMBS.............................................   1,871       (15)         210         (521)        317    1,862      --
   CMBS.............................................   1,133      (354)         970         (132)        126    1,743      --
   CDO/ABS..........................................   1,237        53           71         (232)        171    1,300      --
                                                      ------     -----       ------        -----       -----   ------     ---
Total fixed maturity securities, available for sale.   5,986      (351)       1,310         (749)       (307)   5,889      --
                                                      ------     -----       ------        -----       -----   ------     ---
Fixed maturity securities, trading:
   CMBS.............................................       8        11           --          (34)         34       19      --
   CDO/ABS..........................................     266       175           --           35          --      476      86
                                                      ------     -----       ------        -----       -----   ------     ---
Total fixed maturity securities, trading............     274       186           --            1          34      495      86
                                                      ------     -----       ------        -----       -----   ------     ---
Hybrid securities:
   Foreign government...............................      50        --           --          (50)         --       --      --
   Corporate securities.............................       3        --           --           (3)         --       --      --
   CMBS.............................................      --        --           --            1          --        1      --
                                                      ------     -----       ------        -----       -----   ------     ---
Total hybrid securities.............................      53        --           --          (52)         --        1      --
                                                      ------     -----       ------        -----       -----   ------     ---
Equity securities, available for sale:
   Common stocks....................................      12        (1)          11            3          (2)      23      --
   Preferred stocks.................................      23        (2)           3            3           1       28      --
                                                      ------     -----       ------        -----       -----   ------     ---
Total equity securities, available for sale.........      35        (3)          14            6          (1)      51      --
                                                      ------     -----       ------        -----       -----   ------     ---
Equity securities, trading:
   Common stocks....................................       1        --           --           --          --        1      --
                                                      ------     -----       ------        -----       -----   ------     ---
Total equity securities, trading....................       1        --           --           --          --        1      --
                                                      ------     -----       ------        -----       -----   ------     ---
Partnerships and other invested assets..............     749       (32)         143          215          74    1,149      --
Derivative assets
   Equity contracts.................................       7        (4)          --            4          --        7      (3)
                                                      ------     -----       ------        -----       -----   ------     ---
Total derivative assets.............................       7        (4)          --            4          --        7      (3)
                                                      ------     -----       ------        -----       -----   ------     ---
       Total........................................  $7,105     $(204)      $1,467        $(575)      $(200)  $7,593     $83
                                                      ------     -----       ------        -----       -----   ------     ---
LIABILITIES:
Policyholder contract deposits......................  $  240     $ (42)      $   --        $  41       $  --   $  239     $--
       Total........................................  $  240     $ (42)      $   --        $  41       $  --   $  239     $--
                                                      ------     -----       ------        -----       -----   ------     ---

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Net realized and unrealized gains and losses related to Level 3 items shown above are reported in the consolidated statements of income (loss) as follows:

                                                              Net Realized
                                                               Investment
                                               Net Investment    Gains
                                                   Income       (Losses)   Total
At December 31, 2011                           -------------- ------------ -----
                                                         (In Millions)
Fixed maturity securities, available for sale.      $161         $(172)    $(11)
Fixed maturity securities, trading............        18            --       18
Equity securities, available for sale.........        --            15       15
Partnerships and other invested assets........        15            (6)       9
Derivative assets.............................        --            (3)      (3)
Policyholder contract deposits................        --            60       60

                                                               Net Realized
                                               Net Investment   Investment
                                                   Income     Gains (Losses) Total
At December 31, 2010                           -------------- -------------- -----
                                                          (In Millions)
Fixed maturity securities, available for sale.      $ 80          $(431)     $(351)
Fixed maturity securities, trading............       186             --        186
Equity securities, available for sale.........        --             (3)        (3)
Partnerships and other invested assets........        51            (83)       (32)
Derivative assets.............................        --             (4)        (4)
Policyholder contract deposits................        --            (42)       (42)

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents the gross components of purchases, sales, issuances and settlements, net, shown above:

                                                                               Purchases,
                                                                                 Sales,
                                                                               Issuances
                                                                                  and
                                                                              Settlements,
December 31, 2011                                Purchases Sales  Settlements   Net (a)
-----------------                                --------- -----  ----------- ------------
                                                               (In Millions)
ASSETS:
Fixed maturity securities, available for sale:
   Foreign government...........................  $    1   $  --    $    --      $   1
   States, territories & political subdivisions.     126      --         --        126
   Corporate securities.........................     229     (30)      (103)        96
   RMBS.........................................   1,068      --       (283)       785
   CMBS.........................................     130      (6)       (71)        53
   CDO/ABS......................................     165      (8)      (563)      (406)
                                                  ------   -----    -------      -----
Total fixed maturity securities, available
  for sale......................................   1,719     (44)    (1,020)       655
                                                  ------   -----    -------      -----
Fixed maturity securities, trading:
   Corporate securities.........................      --      --         (4)        (4)
   CMBS.........................................      --      (4)        --         (4)
                                                  ------   -----    -------      -----
Total fixed maturity securities, trading........      --      (4)        (4)        (8)
                                                  ------   -----    -------      -----
Hybrid securities:
   RMBS.........................................      18      --         (2)        16
   CDO/ABS......................................       8      --         --          8
                                                  ------   -----    -------      -----
Total hybrid securities.........................      26      --         (2)        24
                                                  ------   -----    -------      -----
Equity securities, available for sale:
   Common stocks................................      --     (19)        --        (19)
   Preferred stocks.............................      16     (16)        --         --
                                                  ------   -----    -------      -----
Total equity securities, available for sale.....      16     (35)        --        (19)
                                                  ------   -----    -------      -----
Equity securities, trading:
   Common stocks................................      --      --         (1)        (1)
                                                  ------   -----    -------      -----
Total equity securities, trading................      --      --         (1)        (1)
                                                  ------   -----    -------      -----
Partnerships and other invested assets..........     196     (59)       (95)        42
Derivative assets
   Equity contracts.............................       5      --         --          5
                                                  ------   -----    -------      -----
Total derivative assets.........................       5      --         --          5
                                                  ------   -----    -------      -----
   Total........................................  $1,962   $(142)   $(1,122)     $ 698
                                                  ------   -----    -------      -----
LIABILITIES:
Policyholder contract deposits..................  $   --   $ (43)   $    --      $ (43)
                                                  ------   -----    -------      -----
   Total........................................  $   --   $ (43)   $    --      $ (43)
                                                  ------   -----    -------      -----

(a)There were no issuances during the year ended December 31, 2011.

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized gains (losses) on instruments held at December 31, 2011 and 2010 may include changes in fair value that were attributable to both observable (e.g., changes in market interest rates) and unobservable inputs (e.g., changes in unobservable long-dated volatilities).

Transfers of Level 3 Assets and Liabilities

The Company's policy is to transfer assets and liabilities into Level 3 when a significant input cannot be corroborated with market observable data. This may include circumstances in which market activity has

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

dramatically decreased and transparency to underlying inputs cannot be observed, current prices are not available and substantial price variances in quotations among market participants exist.

During the year ended December 31, 2011, transfers into Level 3 included certain RMBS, CMBS, ABS, private placement corporate debt and certain investment partnerships. The transfers into Level 3 of investments in certain RMBS, CMBS and certain ABS were due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. The downward credit migration in part reflected the Company's move to using composite credit ratings for these securities commencing in 2011 in order to reduce reliance on any single rating agency. Transfers into Level 3 for private placement corporate debt and certain other ABS were primarily the result of the Company adjusting matrix pricing information downward to better reflect the additional risk premium associated with those securities that the Company believes was not captured in the matrix. Certain private equity funds and hedge funds were transferred into Level 3 due to these investments being carried at fair value and no longer being accounted for using the equity method of accounting, consistent with the changes to the Company's ownership and lack of ability to exercise significant influence over the respective investments. Other private equity funds and hedge funds transferred into Level 3 represented interests in hedge funds carried at fair value with limited market activity due to fund-imposed redemption restrictions.

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant input(s) becoming observable or when a long-term interest rate significant to a valuation becomes short-term and thus observable. In addition, transfers out of Level 3 also occur when investments are no longer carried at fair value as the result of a change in the applicable accounting methodology, given changes in the nature and extent of the Company's ownership interest. During the year ended December 31, 2011, transfers out of Level 3 primarily related to investments in private placement corporate debt, investments in certain CMBS and ABS and certain private equity funds and hedge funds. Transfers out of Level 3 for private placement corporate debt and for ABS were primarily the result of the Company using observable pricing information or a third party pricing quotation that appropriately reflects the fair value of those securities, without the need for adjustment based on the Company's own assumptions regarding the characteristics of a specific security or the current liquidity in the market. Transfers out of Level 3 for certain CMBS and certain other ABS investments were primarily due to increased observations of market transactions and price information for those securities. Certain private equity funds and hedge funds were transferred out of Level 3 due to these investments no longer being carried at fair value, based on the Company's use of the equity method of accounting consistent with the changes to the Company's ownership and ability to exercise significant influence over the respective investments.

The Company had no transfers of liabilities into or out of Level 3 during the year ended December 31, 2011.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Investments in Certain Entities Carried at Fair Value Using Net Asset Value Per Share

The following table includes information related to the Company's investments in certain other invested assets, including private equity funds, hedge funds and other alternative investments that calculate net asset value per share (or its equivalent). For these investments, which are measured at fair value on a recurring or non-recurring basis, the Company uses the net asset value per share as a practical expedient for fair value.

                                               DECEMBER 31, 2011            DECEMBER 31, 2010
                                          ---------------------------- ----------------------------
                          INVESTMENT      FAIR VALUE USING  UNFUNDED   FAIR VALUE USING  UNFUNDED
                       CATEGORY INCLUDES  NET ASSET VALUE  COMMITMENTS NET ASSET VALUE  COMMITMENTS
                       ------------------ ---------------- ----------- ---------------- -----------
INVESTMENT CATEGORY                                   (IN MILLIONS)
PRIVATE EQUITY FUNDS:
   Leveraged buyout    Debt and/or
                       equity
                       investments
                       made as part of
                       a transaction in
                       which assets of
                       mature
                       companies are
                       acquired from
                       the current
                       shareholders,
                       typically with
                       the use of
                       financial
                       leverage.               $  482        $   143        $  444        $   202
   Non-U.S.            Investments that
                       focus primarily
                       on Asian and
                       European based
                       buyouts,
                       expansion
                       capital, special
                       situations,
                       turnarounds,
                       venture capital,
                       mezzanine and
                       distressed
                       opportunities
                       strategies.                 18             29            19             23
   Venture capital     Early-stage,
                       high-potential,
                       growth
                       companies
                       expected to
                       generate a return
                       through an
                       eventual
                       realization
                       event, such as
                       an initial public
                       offering or sale
                       of the company.             18              6            13              8
   Fund of funds       Funds that
                       invest in other
                       funds, which
                       invest in various
                       diversified
                       strategies.                 --             --            23             --
   Distressed          Securities of
                       companies that
                       are already in
                       default, under
                       bankruptcy
                       protection, or
                       troubled.                   64             15            97             19
   Other               Real estate,
                       energy, multi-
                       strategy,
                       mezzanine, and
                       industry-focused
                       strategies.                300             93           316            137
                                               ------        -------        ------        -------
Total private equity funds                        882            286           912            389
                                               ------        -------        ------        -------
HEDGE FUNDS:
   Event-driven        Securities of
                       companies
                       undergoing
                       material
                       structural
                       changes,
                       including
                       mergers,
                       acquisitions and
                       other
                       reorganizations.           209             --           178             --
   Long-short          Securities that
                       the manager
                       believes are
                       undervalued,
                       with
                       corresponding
                       short positions
                       to hedge market
                       risk.                      147             --            66             --
   Distressed          Securities of
                       companies that
                       are already in
                       default, under
                       bankruptcy
                       protection or
                       troubled.                  160             10           162             20
   Other               Non-U.S.
                       companies,
                       futures and
                       commodities,
                       macro and
                       multi-strategy
                       and industry-
                       focused
                       strategies.                 58             --            79             --
                                               ------        -------        ------        -------
Total hedge funds                                 574             10           485             20
                                               ------        -------        ------        -------
Total                                          $1,456        $   296        $1,397        $   409
                                               ======        =======        ======        =======

At December 31, 2011, private equity fund investments included above are not redeemable during the lives of the funds and have expected remaining lives that extend in some cases more than ten years. At that date, 18 percent of the total above had expected remaining lives of less than three years, 67 percent between three and seven years and 15 percent between seven and ten years. Expected lives are based upon legal maturity, which can be extended at the fund manager's discretion, typically in one-year increments.

At December 31, 2011, hedge fund investments included above are redeemable quarterly (56 percent), semi-annually (23 percent) and annually (21 percent), with redemption notices ranging from 30 days to 180 days. More than 90 percent require redemption notices of less than 90 days. Investments representing approximately 72 percent of the value of the hedge fund investments cannot be redeemed, either in whole or in part, because the investments include various restrictions. The majority of these restrictions were put in place prior to 2009 and do not have stated

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

end dates. The restrictions that have pre-defined end dates are generally expected to be lifted by the end of 2012. The partial restrictions relate to certain hedge funds that hold at least one investment that the fund manager deems to be illiquid. In order to treat investors fairly and to accommodate subsequent subscription and redemption requests, the fund manager isolates these illiquid assets from the rest of the fund until the assets become liquid.

Fair Value Measurements on a Non-Recurring Basis

The Company also measures the fair value of certain assets on a non-recurring basis, generally quarterly, annually, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include cost and equity-method investments and mortgage and other loans. The Company uses a variety of techniques to measure the fair value of these assets when appropriate, as described below:

COST AND EQUITY-METHOD INVESTMENTS. When the Company determines that the carrying value of these assets may not be recoverable, the Company records the assets at fair value with the loss recognized in earnings. In such cases, the Company measures the fair value of these assets using the techniques discussed in Valuation Methodologies, above, for partnerships and other invested assets.

MORTGAGE AND OTHER LOANS RECEIVABLE. When the Company determines that the carrying value of these assets may not be recoverable, the assets are recorded at fair value with the loss recognized in earnings. In such cases, the Company measures the fair value of these assets using the techniques discussed below for mortgage and other loans receivable.

Fair Value Option--Fixed Maturity Securities, Trading

The Company may elect to measure financial instruments at fair value and certain other assets and liabilities that are not otherwise required to be measured at fair value. Subsequent changes in fair value for designated items are reported in earnings.

The Company has elected fair value accounting for its economic interest in ML
II. The Company recorded gains (losses) of $16 million, $187 million and $(9) million in the years ended December 31, 2011, 2010 and 2009, respectively, to reflect the change in the fair value of ML II, which were reported as a component of net investment income in the consolidated statements of income
(loss).

Fair Value Information about Financial Instruments Not Measured at Fair Value

Information regarding the estimation of fair value for financial instruments not carried at fair value (excluding insurance contracts) is discussed below.

MORTGAGE AND OTHER LOANS RECEIVABLE

Fair values of mortgage loans were estimated for disclosure purposes using discounted cash flow calculations based upon discount rates the Company believes market participants would use in determining the price that they would pay for such assets. For certain loans, the Company's current incremental lending rates for similar type loans is used as the discount rate, as it is believed that this rate approximates the rate that market participants would use. Fair values of collateral, commercial and guaranteed loans were estimated principally by using independent pricing services, broker quotes and other independent information.

POLICY LOANS

The fair values of the policy loans are generally estimated based on unpaid principal amount as of each reporting date.

PARTNERSHIPS AND OTHER INVESTED ASSETS

The majority of partnerships and other invested assets that are not measured at fair value represent investments in hedge funds, private equity funds and other investment partnerships for which the Company uses the equity method

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

of accounting. The fair value of the Company's investment in these funds is measured based on the Company's share of the funds' reported net asset value.

SHORT-TERM INVESTMENTS

The carrying value of these assets approximates fair value because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.

POLICYHOLDER CONTRACT DEPOSITS ASSOCIATED WITH INVESTMENT-TYPE CONTRACTS

Fair value for policyholder contract deposits associated with investment-type contracts (those without significant mortality risk) not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Where no similar contracts are being offered, the discount rate is the appropriate tenor swap rates (if available) or current risk-free interest rates consistent with the currency in which cash flows are denominated.

The following table presents the carrying value and estimated fair value of the Company's financial instruments not measured at fair value:

                                                 2011                    2010
                                        ----------------------- -----------------------
                                        Carrying Estimated Fair Carrying Estimated Fair
                                         Amount      Value       Amount      Value
                                        -------- -------------- -------- --------------
                                                         (In Millions)
ASSETS.................................
Mortgage and other loans receivable.... $ 6,282     $ 6,922     $ 6,089     $ 6,373
Policy loans...........................   1,718       1,718       1,775       1,775
Partnerships and other invested assets.   1,894       1,894       1,705       1,705
Short-term investments.................     364         364       3,338       3,338
Cash...................................     144         144         114         114

LIABILITIES............................
Policyholder contract deposits (a).....  42,632      50,639      40,356      44,542

(a)Net embedded derivatives within liability host contracts are presented within policyholder contract deposits.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


4. INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

AVAILABLE FOR SALE SECURITIES

The amortized cost or cost, gross unrealized gains and losses, and fair value of fixed maturity and equity securities available for sale by major category were as follows:

                                                                                                Other-Than-
                                                                    Gross      Gross             Temporary
                                                      Amortized   Unrealized Unrealized  Fair   Impairments
                                                     Cost or Cost   Gains      Losses    Value  in AOCI (a)
                                                     ------------ ---------- ---------- ------- -----------
                                                                         (In Millions)
December 31, 2011
Fixed maturity securities, available for sale:
   U.S. government obligations......................   $   496      $  171    $    --   $   667    $ --
   Foreign government...............................     1,405         156         (9)    1,552      --
   States, territories & political subdivisions.....     1,189         166         (5)    1,350      --
   Corporate securities.............................    44,158       5,343       (471)   49,030      53
   RMBS.............................................    10,132         589       (252)   10,469     (95)
   CMBS.............................................     2,708         330       (191)    2,847     102
   CDO/ABS..........................................     1,827         152        (92)    1,887      18
                                                       -------      ------    -------   -------    ----
Total fixed maturity securities, available for sale.    61,915       6,907     (1,020)   67,802      78
Equity securities, available for sale:
   Common stocks....................................        10          14         (1)       23      --
   Preferred stocks.................................        24          22         --        46      --
                                                       -------      ------    -------   -------    ----
Total equity securities, available for sale.........        34          36         (1)       69      --
Investment in AIG...................................        10          --         (7)        3      --
                                                       -------      ------    -------   -------    ----
Total...............................................   $61,959      $6,943    $(1,028)  $67,874    $ 78
                                                       =======      ======    =======   =======    ====

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                                                                                Other-Than-
                                                                    Gross      Gross             Temporary
                                                      Amortized   Unrealized Unrealized  Fair   Impairments
                                                     Cost or Cost   Gains      Losses    Value  in AOCI (a)
                                                     ------------ ---------- ---------- ------- -----------
                                                                         (In Millions)
December 31, 2010
Fixed maturity securities, available for sale:
   U.S. government obligations......................   $   413      $   54    $    --   $   467    $  --
   Foreign government...............................       705          83         (2)      786       --
   States, territories & political subdivisions.....       849           8        (33)      824       --
   Corporate securities.............................    39,502       3,641       (395)   42,748       22
   RMBS.............................................     6,426         259       (317)    6,368     (140)
   CMBS.............................................     2,257         257       (206)    2,308      (32)
   CDO/ABS..........................................     2,147         123       (148)    2,122      (44)
                                                       -------      ------    -------   -------    -----
Total fixed maturity securities, available for sale.    52,299       4,425     (1,101)   55,623     (194)
Equity securities, available for sale:
   Common stocks....................................        13          20         --        33       --
   Preferred stocks.................................        25          11         (1)       35       --
                                                       -------      ------    -------   -------    -----
Total equity securities, available for sale.........        38          31         (1)       68       --
Investment in AIG...................................        10          --         (4)        6       --
                                                       -------      ------    -------   -------    -----
Total...............................................   $52,347      $4,456    $(1,106)  $55,697    $(194)
                                                       =======      ======    =======   =======    =====

(a)Represents the amount of other-than-temporary impairment losses recognized in accumulated other comprehensive income. This amount includes unrealized gains and losses on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

The following table summarizes the Company's fair values and gross unrealized losses on fixed maturity and equity securities available for sale, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2011 and 2010:

                                                     Less than 12 Months 12 Months or More       Total
                                                     ------------------  ----------------  -----------------
                                                               Gross              Gross              Gross
                                                     Fair    Unrealized  Fair   Unrealized  Fair   Unrealized
                                                     Value     Losses    Value    Losses    Value    Losses
-                                                    ------  ----------  ------ ---------- ------- ----------
-                                                                        (In Millions)
December 31, 2011
Fixed maturity securities, available for sale:
   Foreign government............................... $  210    $  (9)    $   --   $  --    $   210  $    (9)
   States, territories & political subdivisions.....      6       --         36      (5)        42       (5)
   Corporate securities.............................  4,199     (240)     1,331    (231)     5,530     (471)
   RMBS.............................................  2,279     (162)       821     (90)     3,100     (252)
   CMBS.............................................    694      (78)       380    (113)     1,074     (191)
   CDO/ABS..........................................    380      (10)       283     (82)       663      (92)
                                                     ------    -----     ------   -----    -------  -------
Total fixed maturity securities, available for sale.  7,768     (499)     2,851    (521)    10,619   (1,020)
Equity securities, available for sale:
   Common stocks....................................      2       (1)        --      --          2       (1)
                                                     ------    -----     ------   -----    -------  -------
Total equity securities, available for sale.........      2       (1)        --      --          2       (1)
Investment in AIG...................................      2       (7)        --      --          2       (7)
                                                     ------    -----     ------   -----    -------  -------
Total............................................... $7,772    $(507)    $2,851   $(521)   $10,623  $(1,028)
                                                     ======    =====     ======   =====    =======  =======

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                                       Less than 12 Months      12 Months or More             Total
                                                     ----------------------  ----------------------  -----------------------
                                                     Fair   Gross Unrealized Fair   Gross Unrealized  Fair   Gross Unrealized
                                                     Value       Losses      Value       Losses       Value       Losses
                                                     ------ ---------------- ------ ---------------- ------- ----------------
                                                                                  (In Millions)
December 31, 2010
Fixed maturity securities, available for sale:
   Foreign government............................... $  100      $  (2)      $   --      $  --           100          (2)
   States, territories & political subdivisions.....    492        (23)          50        (10)          542         (33)
   Corporate securities.............................  5,136       (199)       1,635       (196)        6,771        (395)
   RMBS.............................................  1,368        (27)       1,353       (290)        2,721        (317)
   CMBS.............................................    203         (5)         876       (201)        1,079        (206)
   CDO/ABS..........................................    618        (47)         497       (101)        1,115        (148)
                                                     ------      -----       ------      -----       -------     -------
Total fixed maturity securities, available for sale.  7,917       (303)       4,411       (798)       12,328      (1,101)
Equity securities, available for sale:
   Preferred stocks.................................      4         (1)          --         --             4          (1)
                                                     ------      -----       ------      -----       -------     -------
Total equity securities, available for sale.........      4         (1)          --         --             4          (1)
Investment in AIG...................................     --         --            6         (4)            6          (4)
                                                     ------      -----       ------      -----       -------     -------
Total............................................... $7,921      $(304)      $4,417      $(802)      $12,338     $(1,106)
                                                     ======      =====       ======      =====       =======     =======

As of December 31, 2011, the Company held 1,364 individual fixed maturity and equity securities that were in an unrealized loss position, of which 352 individual securities were in a continuous unrealized loss position for twelve months or more.

The Company did not recognize in earnings the unrealized losses on these fixed maturity securities at December 31, 2011, because management neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Furthermore, management expects to recover the entire amortized cost basis of these securities. In performing this evaluation, management considered the recovery periods for securities in previous periods of broad market declines. For fixed maturity securities with significant declines, management performed fundamental credit analysis on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other market available data.

The following table presents the amortized cost and fair value of fixed maturity securities available for sale by contractual maturity as of December 31, 2011:

                                                             Total Fixed Maturity
                                                              Available for Sale
                                                                  Securities
                                                             --------------------
                                                             Amortized
                                                               Cost    Fair Value
                                                             --------- ----------
                                                                (In Millions)
Due in one year or less.....................................  $ 1,132   $ 1,162
Due after one year through five years.......................    6,674     7,117
Due after five years through ten years......................   17,547    18,781
Due after ten years.........................................   21,895    25,540
Mortgage-backed, asset-backed and collateralized securities.   14,667    15,202
                                                              -------   -------
Total fixed maturity securities available for sale..........  $61,915   $67,802
                                                              =======   =======

Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties. In addition, corporate requirements and investment strategies may result in the sale of investments before maturity.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


At December 31, 2011, the Company's investments did not include any investment in a single entity that exceeded 10 percent of the Company's consolidated shareholder's equity. In 2010, there was one investment exceeding 10 percent, which was a short-term money market investment.

TRADING SECURITIES

ML II

On December 12, 2008, the Company and certain other wholly owned U.S. life insurance subsidiaries of AIG sold to ML II all of their undivided interests in a pool of $39.3 billion face amount of RMBS. In exchange for the RMBS, the life insurance companies received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price of $1.0 billion plus participation in the residual cash flows, each of which is subordinated to the repayment of a loan from the New York Fed to ML II.

Neither AIG nor the Company have any control rights over ML II. The Company has determined that ML II is a VIE and the Company is not the primary beneficiary. The transfer of RMBS to ML II has been accounted for as a sale. The Company has elected to account for its economic interest in ML II (including the rights to the deferred contingent purchase price) at fair value. This interest is reported in fixed maturity securities, trading, with changes in fair value reported as a component of net investment income. See Note 3 herein for further discussion of the Company's fair value methodology and the valuation of ML II.

As the controlling member of ML II, the New York Fed has directed ML II to sell its RMBS assets through a series of auctions held since 2011. Proceeds from the sale of the RMBS assets are used to repay in full the New York Fed's loan to ML II and the Company's deferred purchase price, including any accrued interest due, in accordance with the terms of the definitive agreements governing the sale of the RMBS assets, with any residual interests shared between the New York Fed and the domestic securities lending program participants.

In addition to ML II, the Company has another small trading portfolio.

Net unrealized gains (losses) included in the consolidated statements of income
(loss) from fixed maturity securities classified as trading securities in 2011, 2010 and 2009 were $6 million, $174 million, and $(22) million, respectively.

INVESTED ASSETS ON DEPOSIT AND PLEDGED AS COLLATERAL

The invested assets on deposit, and invested assets pledged as collateral are presented in the table below. The amounts presented in the table below are at estimated fair value for cash and cash equivalents, short-term investments, fixed maturity and other securities.

                                                         December 31, December 31,
                                                             2011         2010
                                                         ------------ ------------
                                                               (In Millions)
Invested assets on deposit:
   Regulatory agencies..................................     $47          $46
Invested assets pledged as collateral:
   Advance agreements--Federal Home Loan Bank of Dallas.      20           --

MORTGAGE LOANS ON REAL ESTATE

At December 31, 2011, the Company had direct U.S. commercial mortgage loan exposure of $6.4 billion. At that date, substantially all of the U.S. loans were current. Foreign commercial mortgage loans of $18 million are secured predominantly by properties in Canada.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The U.S. commercial loan exposure by state and type of loan, at December 31, 2011, were as follows:

State         # of Loans Amount * Apartments Offices Retails Industrials Hotels Others % of Total
-----         ---------- -------- ---------- ------- ------- ----------- ------ ------ ----------
                                                ($ In Millions)
California...     77      $1,203     $ 61    $  441  $   98     $276      $229   $ 98     18.9%
New York.....     50       1,041      127       708     107       20        55     24     16.4%
New Jersey...     36         707      321       160     201        5        --     20     11.1%
Florida......     50         495       23       155     145       81        21     70      7.8%
Texas........     31         431       21       190      62       97        48     13      6.8%
Other states.    233       2,478      356       937     638      224       122    201     39.0%
                 ---      ------     ----    ------  ------     ----      ----   ----    -----
Total........    477      $6,355     $909    $2,591  $1,251     $703      $475   $426    100.0%
                 ===      ======     ====    ======  ======     ====      ====   ====    =====

*  Excludes portfolio valuation allowance

The following table presents the credit quality indicators for commercial mortgage loans:

                                                                        Class
                                                 ----------------------------------------------------
                                      # of Loans Apartments Offices Retails Industrials Hotels Others Total  % of Total
December 31, 2011                     ---------- ---------- ------- ------- ----------- ------ ------ ------ ----------
                                                                       ($ In Millions)
Credit Quality Indicator:
   In good standing..................    465        $861    $2,488  $1,251     $703      $475   $426  $6,204    97.6%
   Restructured (a)..................      7          23        76      --       --        --     --      99     1.6%
   90 days or less delinquent........      1          --         7      --       --        --     --       7     0.1%
   >90 days delinquent or in process.
   of foreclosure....................      4          25        20      --       --        --     --      45     0.7%
                                         ---        ----    ------  ------     ----      ----   ----  ------   -----
Total (b)............................    477        $909    $2,591  $1,251     $703      $475   $426  $6,355   100.0%
                                         ===        ====    ======  ======     ====      ====   ====  ======   =====
Valuation allowance..................               $ 13    $   52  $   15     $ 13      $  4   $ 19  $  116     1.8%
                                         ---        ----    ------  ------     ----      ----   ----  ------   -----

(a)Loans that have been modified in troubled debt restructurings and are performing according to their restructured terms. See discussion of troubled debt restructurings below.

(b)Does not reflect valuation allowances.

Methodology used to estimate the allowance for credit losses

For commercial mortgage loans, impaired value is based on the fair value of underlying collateral, which is determined based on the expected net future cash flows of the collateral, less estimated costs to sell. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on the analysis of internal risk ratings and current loan values. Internal risk ratings are assigned based on the consideration of risk factors including debt service coverage, loan-to-value ratio or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and of the major property tenants, economic trends in the market where the property is located, and condition of the property. These factors and the resulting risk ratings also provide a basis for determining the level of monitoring performed at both the individual loan and the portfolio level. When all or a portion of a commercial mortgage loan is deemed uncollectible, the uncollectible portion of the carrying value of the loan is charged off against the allowance.

A significant majority of commercial mortgage loans in the portfolio are non-recourse loans and, accordingly, the only guarantees are for specific items that are exceptions to the non-recourse provisions. It is therefore extremely rare for the Company to have cause to enforce the provisions of a guarantee on a commercial real estate or mortgage loan.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The Company's mortgage and other loan valuation allowance activity are as follows:

                                                        2011   2010  2009
                                                        ----  -----  ----
                                                          (In Millions)
     Allowance, beginning of year...................... $190  $ 145  $  6
        Additions (reductions) to allowance for losses.  (31)   151   165
        Charge-offs, net of recoveries.................  (33)  (106)  (26)
                                                        ----  -----  ----
     Allowance, end of year............................ $126  $ 190  $145
                                                        ====  =====  ====

The Company's impaired mortgage loans are as follows:

                                                      2011  2010  2009
                                                      ----  ----  ----
                                                        (In Millions)
         Impaired loans with valuation allowances.... $119  $319  $245
         Impaired loans without valuation allowances.   58    59   105
                                                      ----  ----  ----
            Total impaired loans.....................  177   378   350
         Valuation allowances on impaired loans......  (27)  (71)  (84)
                                                      ----  ----  ----
            Impaired loans, net...................... $150  $307  $266
                                                      ====  ====  ====

The Company recognized $9 million, $17 million and $20 million in interest income on the above impaired mortgage loans for the years ended December 31, 2011, 2010 and 2009, respectively.

Troubled Debt Restructurings

The Company modifies loans to optimize their returns and improve their collectability, among other things. When such a modification is undertaken with a borrower that is experiencing financial difficulty and the modification involves the Company granting a concession to the troubled debtor, the modification is deemed to be a TDR. The Company assesses whether a borrower is experiencing financial difficulty based on a variety of factors, including the borrower's current default on any of its outstanding debt, the probability of a default on any of its debt in the foreseeable future without the modification, the insufficiency of the borrower's forecasted cash flows to service any of its outstanding debt (including both principal and interest), and the borrower's inability to access alternative third-party financing at an interest rate that would be reflective of current market conditions for a non-troubled debtor. Concessions granted may include extended maturity dates, interest rate changes, principal forgiveness, payment deferrals and easing of loan covenants.

As of December 31, 2011, the Company held $99 million of commercial mortgage loans that had been modified in a TDR during 2011. The Company had no other loans that had been modified in a TDR during 2011. At December 31, 2011, those commercial mortgage loans that had been modified in a TDR during 2011 had related total allowances for credit losses of $20 million. The commercial mortgage loans modified in a TDR in 2011 are included among the restructured loans in the credit quality indicators table above, as they are all performing according to the restructured terms.

As the result of each loan's TDR, the Company assessed the adequacy of any additional allowance for credit losses with respect to such loans, and in all cases no additional allowance for credit losses, aside from the one that had already been provided for each loan prior to its 2011 restructuring, was deemed necessary. In certain cases, based on an assessment of amounts deemed uncollectible, a portion of a loan restructured in a TDR may be charged off against the allowance for credit losses.

PARTNERSHIPS

Investments in partnerships totaled $3.3 billion and $3.0 billion at December 31, 2011 and 2010, respectively, and were comprised of 227 partnerships and 242 partnerships, respectively. These partnerships consist primarily of hedge funds and are managed by independent money managers who invest in equity securities, fixed maturity securities and real estate. The risks generally associated with these partnerships include those related to their

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

underlying investments (i.e. equity securities, debt securities and real estate), plus a level of illiquidity, which is mitigated, to some extent, by the existence of contractual termination /withdrawal provisions.

INVESTMENT INCOME

Investment income by type of investment was as follows for the years ended December 31:

                                                   2011    2010    2009
                                                  ------  ------  ------
                                                       (In Millions)
       Investment income:
          Fixed maturities....................... $3,698  $3,922  $3,460
          Equity securities......................     --       2       3
          Mortgage and other loans...............    387     392     434
          Policy loans...........................     98     102     110
          Investment real estate.................     33      24      30
          Partnerships and other invested assets.    172     198    (154)
          Securities Lending.....................     --      --       2
          Other investment income................      3      20      24
                                                  ------  ------  ------
       Gross investment income...................  4,391   4,660   3,909
       Investment expenses.......................   (112)    (71)    (68)
                                                  ------  ------  ------

       Net investment income..................... $4,279  $4,589  $3,841
                                                  ======  ======  ======

The carrying value of investments that produced no investment income during 2011 was $235 million, which is less than 0.3 percent of total invested assets. The ultimate disposition of these investments is not expected to have a material effect on the Company's results of operations and financial position.

NET REALIZED INVESTMENT GAINS (LOSSES)

Net realized investment gains (losses) by type of investment were as follows for the years ended December 31:

                                                                             2011   2010    2009
                                                                            -----  -----  -------
                                                                                (In Millions)
Sales of fixed maturity securities, available for sale..................... $ 617  $ 412  $   223
Sales of equity securities, available for sale.............................    20     37        9
Mortgage and other loans...................................................    33   (125)    (162)
Investment real estate.....................................................     2      1        3
Partnerships and other invested assets.....................................   (73)     6       (8)
Derivatives................................................................    48     28      (97)
Securities lending collateral, including other-than- temporary impairments.    --     75       12
Other-than-temporary impairments...........................................  (251)  (604)  (1,238)
                                                                            -----  -----  -------
Net realized investment gains (losses) before taxes........................ $ 396  $(170) $(1,258)
                                                                            =====  =====  =======

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents the gross realized gains and gross realized losses from sales or redemptions of the Company's available for sale securities as follows for the years ended December 31:

                                 2011              2010              2009
                           ----------------  ----------------  ----------------
                            Gross    Gross    Gross    Gross    Gross    Gross
                           Realized Realized Realized Realized Realized Realized
                            Gains    Losses   Gains    Losses   Gains    Losses
                           -------- -------- -------- -------- -------- --------
                                               (In Millions)
Fixed maturity securities.   $641     $(24)    $444     $(32)    $716    $(493)
Equity securities.........     20       --       38       (1)      12       (3)
                             ----     ----     ----     ----     ----    -----
Total.....................   $661     $(24)    $482     $(33)    $728    $(496)
                             ====     ====     ====     ====     ====    =====

CREDIT IMPAIRMENTS

The following table presents a rollforward of the credit impairments recognized in earnings for available for sale fixed maturity securities held by the
Company:

                                                                           Twelve Months Twelve Months Nine Months
                                                                               Ended         Ended        Ended
                                                                           December 31,  December 31,  December 31,
                                                                               2011          2010          2009
                                                                           ------------- ------------- ------------
                                                                                        (In Millions)
Balance, beginning of year................................................    $2,138        $1,753        $   --
Increases due to:
   Credit losses remaining in accumulated deficit related to adoption of
     new other-than-temporary impairment standard.........................        --            --         1,495
   Credit impairments on new securities subject to impairment losses......        97           255            86
   Additional credit impairments on previously impaired securities........       132           362           430
Reductions due to:
Credit impaired securities fully disposed for which there was
       no prior intent or requirement to sell.............................       (77)         (140)         (193)
   Credit impaired securities for which there is a current intent or......
       anticipated requirement to sell....................................        --            (4)           --
   Accretion on securities previously impaired due to credit..............      (142)          (70)          (65)
   Other..................................................................        --           (18)           --
                                                                              ------        ------        ------
Balance, end of year......................................................    $2,148        $2,138        $1,753
                                                                              ======        ======        ======

PURCHASED CREDIT IMPAIRED ("PCI") SECURITIES

Beginning in the second quarter of 2011, the Company purchased certain RMBS securities that had experienced deterioration in credit quality since their issuance. Management determined, based on its expectations as to the timing and amount of cash flows expected to be received, that it was probable at acquisition that the Company would not collect all contractually required payments, including both principal and interest and considering the effects of prepayments, for these PCI securities. At acquisition, the timing and amount of the undiscounted future cash flows expected to be received on each PCI security was determined based on management's best estimate using key assumptions, such as interest rates, default rates and prepayment speeds. At acquisition, the difference between the undiscounted expected future cash flows of the PCI securities and the recorded investment in the securities represents the initial accretable yield, which is to be accreted into net investment income over their remaining lives on a level-yield basis. Additionally, the difference between the contractually required payments on the PCI securities and the undiscounted expected future cash flows represents the non-accretable difference at acquisition. Over time, based on actual payments received and changes in estimates of undiscounted expected future cash flows, the accretable yield and the non-accretable difference can change, as discussed further below.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


On a quarterly basis, the undiscounted expected future cash flows associated with PCI securities are re-evaluated based on updates to key assumptions. Changes to undiscounted expected future cash flows due solely to the changes in the contractual benchmark interest rates on variable rate PCI securities will change the accretable yield prospectively. Declines in undiscounted expected future cash flows due to further credit deterioration as well as changes in the expected timing of the cash flows can result in the recognition of an other-than-temporary impairment charge, as PCI securities are subject to the Company's policy for evaluating investments for other-than-temporary impairment. Significant increases in undiscounted expected future cash flows for reasons other than interest rate changes are recognized prospectively as an adjustment to the accretable yield.

The following tables present information on the Company's PCI securities, which are included in fixed maturity securities, available for sale:

                                                        At Date of
                                                        Acquisition
                                                       -------------
                                                       (In Millions)
           Contractually required payments
             (principal and interest).................    $4,178
           Cash flows expected to be collected (a)....     3,346
           Recorded investment in acquired securities.     2,118

(a)Represents undiscounted expected cash flows, including both principal and interest.


                                                December31,2011
                                                ---------------
                                                 (In Millions)
                 Outstanding principal balance.     $2,770
                 Amortized cost................      1,940
                 Fair value....................      1,808

The following table presents activity for the accretable yield on PCI securities for the year ended December 31:

                                                               2011
                                                           -------------
                                                           (In Millions)
        Balance, beginning of year........................    $   --
           Newly purchased PCI securities.................     1,228
           Accretion......................................       (87)
           Effect of changes in interest rate indices.....       (26)
           Net reclassification from (to) non-accretable
             difference, including effects of prepayments.       104
                                                              ------
        Balance, end of year..............................    $1,219
                                                              ======

5. DERIVATIVE FINANCIAL INSTRUMENTS

The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk and credit risk. See Notes 2 and 3 for further discussion on derivative financial instruments.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents the notional amount and fair value of derivative financial instruments, by their underlying risk exposure, held at:

                                                     Derivative Assets   Derivative Liabilities
                                                    -------------------  ---------------------
                                                     Notional    Fair     Notional     Fair
                                                    Amount (a) Value (b) Amount (a)  Value (b)
                                                    ---------- --------- ----------  ---------
                                                                  (In Millions)
December 31, 2011..................................
Derivatives not designated as hedging instruments:
   Interest rate contracts.........................   $  954     $ 35      $  167      $  2
   Foreign exchange contracts......................      321       43         389        80
   Equity contracts................................    3,258       44          --        --
   Other contracts (c).............................       --       --       3,640       257
                                                      ------     ----      ------      ----
Total derivatives, gross...........................   $4,533      122      $4,196       339
                                                      ======     ----      ======      ----
   Counterparty netting (d)........................               (43)                  (43)
   Cash collateral (e).............................               (15)                   --
                                                                 ----                  ----
Total derivatives, net.............................                64                   296
                                                                 ----                  ----
Less: Bifurcated embedded derivatives..............                --                   257
                                                                 ----                  ----
Total derivatives on balance sheets................              $ 64                  $ 39
                                                      ======     ====      ======      ====

                                                     Derivative Assets   Derivative Liabilities
-                                                   -------------------  ---------------------
                                                     Notional    FAIR     NOTIONAL     FAIR
                                                    Amount (a) VALUE (B) AMOUNT (A)  VALUE (B)
                                                    ---------- --------- ----------  ---------
                                                                  (In Millions)
December 31, 2010..................................
Derivatives not designated as hedging instruments:
   Interest rate contracts.........................   $  447     $ 36      $  483      $ 12
   Foreign exchange contracts......................      311       44         482       124
   Equity contracts................................    2,419       46         108         6
   Other contracts (c).............................       --       --       2,675       239
                                                      ------     ----      ------      ----
Total derivatives, gross...........................   $3,177      126      $3,748       381
                                                      ======     ----      ======      ----
   Counterparty netting (d)........................               (48)                  (48)
   Cash collateral (e).............................               (23)                   --
                                                                 ----                  ----
Total derivatives, net.............................                55                   333
                                                                 ----                  ----
Less: Bifurcated embedded derivatives (f)..........                --                   239
                                                                 ----                  ----
Total derivatives on balance sheets................              $ 55                  $ 94
                                                                 ====                  ====

(a)Notional amount represents a standard of measurement of the volume of derivatives. Notional amount is generally not a quantification of market risk or credit risk and is not recorded on the consolidated balance sheets. Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as currency swaps.

(b)See Note 3 for additional information regarding the Company's fair value measurement of derivative instruments.

(c)Included in Other contracts are bifurcated embedded derivatives, which are recorded in policyholder contract deposits.

(d)Represents netting of derivative exposures covered by a qualifying master netting agreement.

(e)Represents cash collateral posted and received.

(f)2010 includes a change in valuation assumptions relating to embedded policy derivatives.

The Company's interest rate contracts include interest rate swaps and short futures options. The interest rate swap agreements convert specific investment securities from a floating to a fixed-rate basis and are used to mitigate the impact of changes in interest rates on certain investment securities. The Company buys and sells exchange traded short futures contracts on U.S. Treasury notes to hedge interest rate exposures on certain bonds purchased for the Company's trading portfolio. The short futures contracts have terms no longer than three months at the time of purchase and all such positions are closed out each quarter end.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Foreign exchange contracts used by the Company include cross-currency interest rate swaps, which are used to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds.

The Company purchases equity contracts, such as futures, call and put options, to hedge certain guarantees of specific equity-indexed universal life and variable annuity products. The Company's exchange traded index and long bond futures contracts have no recorded value as they are net cash settled daily. Call options are contracts that grant the purchaser, for a premium payment, the right, but not the obligation to purchase a financial instrument at a specified price within a specified period of time. Put options are contracts that provide the purchaser, for a premium payment, the right, but not the obligation to sell a financial instrument at a specified price within a specified period of time.

The Company issues or has issued certain equity-indexed universal life and variable annuity products which contain guaranteed provisions that are considered embedded derivatives. The fair value of these embedded derivatives is reflected in policyholder contract deposits in the consolidated balance sheets. The changes in fair value of the embedded derivatives are reported in net realized investment gains (losses) in the accompanying consolidated statements of income (loss).

The Company recorded the following change in value of its derivative financial instruments, including periodic net coupon settlements, change in value of its embedded derivatives and gains and losses on sales of derivatives in net realized investment gains (losses) in the consolidated statements of income
(loss):

                                                        2011  2010   2009
                                                        ----  ----  -----
                                                          (In Millions)
     Derivatives not designated as hedging instruments
        Interest rate contracts........................ $ 11  $ 20  $  (8)
        Foreign exchange contracts.....................   12   (55)  (111)
        Equity contracts...............................   86    31   (131)
        Other contracts................................  (61)   32    153
                                                        ----  ----  -----
     Total............................................. $ 48  $ 28  $ (97)
                                                        ====  ====  =====

The Company is exposed to potential credit-related losses in the event of nonperformance by counterparties to financial instruments. At December 31, 2011 and 2010, the Company had $3 million of net derivative assets and $58 million of net derivative liabilities outstanding, respectively, with AIG Financial Products Corp., an affiliated company. The credit exposure of the Company's derivative financial instruments is limited to the fair value of contracts that are favorable to the Company at the reporting date.

6. VARIABLE INTEREST ENTITIES

A VIE is a legal entity that does not have sufficient equity at risk to finance its activities without additional subordinated financial support or is structured such that equity investors lack the ability to make significant decisions relating to the entity's operations through voting rights and do not substantively participate in the gains and losses of the entity. Consolidation of a VIE by its primary beneficiary is not based on majority voting interest, but rather is based on other criteria discussed below.

While the Company enters into various arrangements with VIEs in the normal course of business, the Company's involvement with VIEs is primarily as a passive investor in debt securities (rated and unrated) and equity interests issued by VIEs. In all instances, the Company consolidates the VIE when it determines that the Company is the primary beneficiary. This analysis includes a review of the VIE's capital structure, contractual relationships and terms, nature of the VIE's operations and purpose, nature of the VIE's interests issued, and the Company's involvement with the entity. In evaluating consolidation, the Company also evaluates the design of the VIE, and the related risks to which the entity was designed to expose the variable interest holders to.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


For VIEs with attributes consistent with that of an investment company or a money market fund, the primary beneficiary is the party or group of related parties that absorbs a majority of the expected losses of the VIE, receives the majority of the expected residual returns of the VIE, or both.

For all other VIEs, the primary beneficiary is the entity that has both (i) the power to direct the activities of the VIE that most significantly affect the entity's economic performance and (ii) the obligation to absorb losses or the right to receive benefits that could be potentially significant to the VIE. While also considering these factors, the consolidation conclusion depends on the breadth of the Company's decision-making ability and its ability to influence activities that significantly affect the economic performance of the VIE.

EXPOSURE TO LOSS

The Company's total off balance sheet exposure associated with VIEs, primarily consisting of commitments to real estate and investment funds, was $57 million and $43 million at December 31, 2011 and 2010, respectively.

The following table presents the Company's total assets, total liabilities and off-balance sheet exposure associated with its variable interests in consolidated VIEs:

                                             At December 31,
                                 ----------------------------------------
                                                              Off-Balance
                                 VIE Assets VIE Liabilities Sheet Exposure
                                 ---------  --------------- --------------
                                 2011  2010 2011    2010    2011    2010
                                 ----  ---- ----    ----    ----    ----
                                         (In Millions)
                 Castle 1 Trust. $720  $871 $419    $486    $--     $--

The Company calculates its maximum exposure to loss to be (i) the amount invested in the debt or equity of the VIE, (ii) the notional amount of VIE assets or liabilities where the Company has also provided credit protection to the VIE with the VIE as the referenced obligation, and (iii) other commitments and guarantees to the VIE.

The following table presents total assets of unconsolidated VIEs in which the Company holds a variable interest, as well as the Company's maximum exposure to loss associated with these VIEs:

                                              Maximum Exposure to Loss
                                  --------- -----------------------------
                                  Total VIE On-Balance Off-Balance
                                   Assets     Sheet       Sheet    Total
                                  --------- ---------- ----------- ------
                                               (In Millions)
      December 31, 2011..........
      Real estate and investment
        funds....................  $ 3,358    $  394       $57     $  451
      Castle 2 Trust.............      730       145        --        145
      Maiden Lane II.............    9,254       491        --        491
                                   -------    ------       ---     ------
      Total......................  $13,342    $1,030       $57     $1,087
                                   =======    ======       ===     ======

      December 31, 2010
      Real estate and investment
        funds....................  $13,172    $  374       $43     $  417
      Castle 2 Trust.............      881       168        --        168
      Maiden Lane II.............   16,455       476        --        476
                                   -------    ------       ---     ------
      Total......................  $30,508    $1,018       $43     $1,061
                                   =======    ======       ===     ======

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


BALANCE SHEET CLASSIFICATION

The Company's interest in the assets and liabilities of consolidated and unconsolidated VIEs was classified on the Company's consolidated balance sheets as follows:

                                                      At December 31,
                                               --------------------------
                                               Consolidated Unconsolidated
                                                  VIEs          VIEs
                                               ------------ -------------
                                                2011  2010   2011    2010
                                               -----  ----  ------  ------
        Assets:                                     (In Millions)
           Cash and short-term investments.... $106   $111  $   --  $   --
           Restricted cash....................   44     46      --      --
           Available for sale securities......   --     --      20      24
           Fixed maturity securities, trading.   --     --     491     476
           Aircraft...........................  540    687      --      --
           Other invested assets..............   24     21     519     518
           Other asset accounts...............    6      6      --      --
                                               ----   ----  ------  ------
        Total assets.......................... $720   $871  $1,030  $1,018
                                               ====   ====  ======  ======

        Liabilities:
           Amounts due to related parties..... $260   $315  $   --  $   --
           Other liability accounts...........  159    171      --      --
                                               ----   ----  ------  ------
        Total liabilities..................... $419   $486  $   --  $   --
                                               ====   ====  ======  ======

REAL ESTATE AND INVESTMENT FUNDS

The Company participates as a passive investor in the equity issued primarily by third-party-managed hedge and private equity funds, real estate funds and some funds managed by AIG Investments (an affiliate). The Company is typically not involved in the design or establishment of VIEs, nor does it actively participate in the management of VIEs. The Company's exposure to funds that are unconsolidated VIEs was not material to the Company's financial condition as of December 31, 2011 or 2010.

AIRCRAFT TRUSTS

AIG has created two VIEs, Castle 1 Trust and Castle 2 Trust, for the purpose of acquiring, owning, leasing, maintaining, operating and selling aircraft. Under a servicing agreement, International Lease Finance Corporation, an affiliate, acts as servicer for the aircraft owned by these entities. The Company and other AIG subsidiaries hold beneficial interests in these entities. These beneficial interests include passive investments in non-voting preferred equity and in debt issued by these entities. The debt of these entities is not an obligation of, or guaranteed by, the Company or by AIG or any of AIG's subsidiaries. The Company bears the obligation to absorb economic losses or receive economic benefits that could possibly be significant to Castle 1 Trust. As a result, the Company has determined that it is the primary beneficiary of Castle 1 Trust and fully consolidates this entity. The Company has determined that it is not the primary beneficiary of Castle 2 Trust. See Note 14 herein for additional information on these entities.

ML II

On December 12, 2008, the Company and certain other domestic insurance subsidiaries of AIG sold all of their undivided interests in a pool of $39.3 billion face amount of RMBS to ML II, whose sole member is the New York Fed. The Company has a significant variable economic interest in ML II, which is a VIE. See Notes 4 and 16 herein for further discussion.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


RMBS, CMBS, OTHER ABS AND CDOS

The Company is a passive investor in RMBS, CMBS, other ABS and CDOs primarily issued by domestic special-purpose entities. The Company generally does not sponsor or transfer assets to, or act as the servicer to these asset-backed structures, and was not involved in the design of these entities.

The Company's maximum exposure in these types of structures is limited to its investment in securities issued by these entities. Based on the nature of the Company's investments and its passive involvement in these types of structures, the Company has determined that it is not the primary beneficiary of these entities. The fair values of the Company's investments in these structures are reported in Note 3 and Note 4 herein.

7. DEFERRED POLICY ACQUISITION COSTS, VALUE OF BUSINESS ACQUIRED AND DEFERRED SALES INDUCEMENTS

The following table summarizes the activity in DAC:

                                                                             2011    2010    2009
                                                                            ------  ------  ------
                                                                                 (In Millions)
Balance at January 1....................................................... $5,298  $5,985  $6,528
   Deferrals...............................................................    496     422     474
   Accretion of interest/amortization......................................   (480)   (536)   (552)
   Effect of unlocking assumptions used in estimating future gross profits.    (72)    (63)    (55)
   Effect of realized (gains) losses on securities (a).....................    (57)    (10)    152
   Effect of unrealized gains on securities (b)............................   (308)   (501)   (566)
   Increase due to foreign exchange........................................      3       1       4
                                                                            ------  ------  ------
Balance at December 31..................................................... $4,880  $5,298  $5,985
                                                                            ======  ======  ======

(a)In 2009, a decrease of $439 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard is not reflected as it is offset in (b) below with no net impact to the DAC balance.

(b)In 2009, an increase of $439 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard is not reflected as it is offset in (a) above with no net impact to the DAC balance.

The following table summarizes the activity in value of business acquired:

                                                        2011  2010  2009
                                                        ----  ----  ----
                                                          (In Millions)
       Balance at January 1............................ $289  $332  $451
          Accretion of interest/amortization...........    1   (11)  (21)
          Effect of realized gains on securities (a)...   --   (22)  (41)
          Effect of unrealized gains on securities (b).   (7)  (10)  (57)
                                                        ----  ----  ----
       Balance at December 31.......................... $283  $289  $332
                                                        ====  ====  ====

(a)In 2009, a decrease of $44 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard is not reflected as it is offset in (b) below with no net impact to the VOBA balance.

(b)In 2009, an increase of $44 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard is not reflected as it is offset in (a) above with no net impact to the VOBA balance.

VOBA amortization, net of accretion of interest, expected to be recorded in each of the next five years is $14 million, $14 million, $13 million, $13 million and $11 million, respectively.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table summarizes the activity in deferred sales inducements:

                                                                            2011  2010  2009
                                                                            ----  ----  ----
                                                                              (In Millions)
Balance at January 1....................................................... $218  $216  $192
   Deferrals...............................................................   40    44    51
   Accretion of interest/amortization......................................  (16)  (20)  (15)
   Effect of unlocking assumptions used in estimating future gross profits.   (4)   --    (2)
   Effect of realized (gains) losses on securities (a).....................   (3)    3     4
   Effect of unrealized gains on securities (b)............................  (14)  (25)  (14)
                                                                            ----  ----  ----
Balance at December 31..................................................... $221  $218  $216
                                                                            ====  ====  ====

(a)In 2009, a decrease of $11 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard is not reflected as it is offset in (b) below with no net impact to the sales inducement balance.

(b)In 2009, an increase of $11 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard is not reflected as it is offset in (a) above with no net impact to the sales inducement balance.

The Company performs a loss recognition review to determine whether future profitability of insurance-oriented products may be substantially lower than estimated, which can result in an impairment charge to DAC or the establishment of additional reserves. This review considers if additional DAC adjustments are required if unrealized gains included in other comprehensive income were assumed to be actually realized and the proceeds are reinvested at lower yields. As a result of this review, the Company reduced DAC by $82 million in 2011. No additional DAC adjustment was necessary in 2010.

In accordance with GAAP, the Company periodically unlocks assumptions as necessary. Depending on the product, DAC, URR and other required reserves may be affected. In 2011, unlocking increased due to a change in future spread assumptions. In 2010, unlocking increased amortization primarily due to unfavorable anticipated mortality for life insurance products, offset by improved surrender rates and higher than anticipated interest crediting spreads on deferred annuity products. Unlocking also reduced reserves on certain interest sensitive products. In 2009, the unlocking increased amortization, which was primarily a result of reductions in the long-term growth rate assumptions and deteriorating equity market conditions early in the year. The unlocking also increased amortization of the sales inducement asset on certain deferred annuities and reduced URR on certain interest sensitive life products. In addition to the unlocking, amortization increased in 2009 due in part to the higher deferrals in 2008 and increased voluntary policy terminations.

The Company continued to migrate certain blocks of reserves and DAC from various legacy valuation systems to a different valuation system. In 2011, approximately $2.8 billion of reserves were migrated. There was no DAC migrated in 2011. During 2010 and 2009, the corresponding amounts were approximately $6.5 billion and $3.5 billion of reserves and $1.3 billion and $51 million of DAC, respectively, at the point of conversion.

The conversions resulted in GAAP reserves changes with 2011 reflecting an increase to reserves of $17 million, corresponding to a decrease of reserves of $22 million in 2010 and an increase in reserves of $6 million in 2009. There was no change to DAC in 2011, however; DAC decreased by $20 million and $2 million in 2010 and 2009, respectively.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


8. FUTURE POLICY BENEFITS AND POLICYHOLDER CONTRACT DEPOSITS

Future policy benefits and policyholder contract deposit liabilities were as follows at December 31:

                                                   2011    2010
                                                  ------- -------
                                                   (In Millions)
              Future policy benefits:
                 Ordinary life................... $ 6,926 $ 6,505
                 Group life......................      49      49
                 Life contingent group annuities.      57      61
                 Life contingent annuities.......   9,119   7,950
                 Terminal funding................     353     359
                 Accident and health.............     222     215
                                                  ------- -------
              Total.............................. $16,726 $15,139
                                                  ======= =======

              Policyholder contract deposits:
                 Annuities....................... $42,510 $40,231
                 Corporate-owned life insurance..     270     296
                 Universal life..................   7,204   7,103
                 Other contract deposits.........     269     291
                                                  ------- -------
              Total.............................. $50,253 $47,921
                                                  ======= =======

For interest-sensitive life insurance and investment contracts, reserves equal the sum of the policy account balance and deferred revenue charges, and as applicable, other required reserves. Fixed-indexed business is reserved according to the guidance in derivative accounting standards. Reserves for other contracts are based on estimates of the cost of future policy benefits. Interest, mortality, and surrender assumptions vary by product and are generally based upon actual experience at the time of issue. Interest assumptions used to compute individual life reserves ranged from 1.0 percent to
8.8 percent.

The Company performs a loss recognition review to determine whether future profitability of insurance-oriented products may be substantially lower than estimated, which can result in an impairment charge to DAC or the establishment of additional reserves. This review considers if additional future policy benefit reserves are required if unrealized gains included in other comprehensive income were assumed to be actually realized and the proceeds are reinvested at lower yields. As a result of this review, the Company recognized a $911 million pre-tax decrease to accumulated other comprehensive income as a consequence of the recognition of additional policyholder benefit reserves in 2011. A $319 million deferred tax benefit was recorded related to this adjustment, resulting in a $592 million decrease to comprehensive income and total equity. No additional reserves were necessary in 2010.

The liability for future policy benefits has been established on the basis of the following assumptions:

.. Interest rates (exclusive of immediate/terminal funding annuities), which vary by year of issuance and products, range from 1.0 percent to 8.8 percent. Interest rates on immediate/terminal funding annuities are at a maximum of 13.5 percent and grade to no less than 0.5 percent.

.. Mortality and surrender rates are based upon actual experience modified to allow for variations in policy form. The weighted average lapse rate, including surrenders, for individual and group life was approximately 4.5 percent.

The liability for policyholder contract deposits has been established on the basis of the following assumptions:

.. Interest rates credited on deferred annuities, which vary by year of issuance, range from 1.0 percent to, including bonuses, 8.6 percent. This range is applicable to deferred annuity contracts where the crediting rates

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

   are not directly based on equity market returns. Current declared interest rates are generally guaranteed to remain in effect for a period of one year, though some are guaranteed for longer periods. Withdrawal charges generally range from zero percent to 20.0 percent grading to zero over a period of zero to 15 years.

..  Interest rates on corporate-owned life insurance are guaranteed at 3.0 or
   4.0 percent, depending on policy form, and the weighted average rate credited in 2011 was 4.0 percent.

..  The universal life policies have credited interest rates of 1.0 percent to
   6.0 percent and guarantees ranging from 1.0 percent to 5.3 percent depending on the year of issue. Additionally, universal life policies are subject to surrender charges that amount to 11.0 percent of the aggregate fund balance grading to zero over a period no longer than 20 years.

Participating life insurance accounted for approximately 1.1 percent of life insurance in force at December 31, 2011.

Dividends to be paid on participating life insurance contracts are determined annually based on estimates of the contracts' earnings. Policyholder dividends were $40 million, $43 million and $43 million in 2011, 2010 and 2009, respectively, and were included as part of policyholders' benefits in the consolidated statements of income (loss).

GMDB, GMIB and GMWB

Details concerning the Company's exposure to guaranteed benefits as of December 31 were as follows:

                                                     2011                              2010
                                       --------------------------------- ---------------------------------
                                          Net Deposits                      Net Deposits
                                             Plus a          Highest           Plus a          Highest
                                            Minimum       Contract Value      Minimum       Contract Value
                                             Return          Attained          Return          Attained
                                       ------------       -------------- ------------       --------------
                                                                 ($ In Millions)
In the event of death (GMDB)
   Account value...................... $    46,476             $202      $    45,948             $247
   Net amount at risk (a).............       2,126               77            1,687               79
   Average attained age of contract
     holders..........................          58               71               58               71
   Range of guaranteed minimum
     return rates..................... 0.00%-3.50%                       0.00%-3.50%
Annual withdrawals at specified
  date (GMWB)
   Account value...................... $     3,271                       $     2,490
   Net amount at risk (b).............         459                               308
   Weighted average period remaining
     until guaranteed payment.........  19.1 years                        19.6 years

(a)Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders died at the same balance sheet date.

(b)Net amount at risk represents the guaranteed benefit exposure in excess of the current value if all contract holders exercise the maximum withdrawal benefits at the same balance sheet date.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following summarizes the reserve for guaranteed benefits on variable contracts, which is reflected in the general account and reported in future policy benefits (GMDB/GMIB) and policyholder contract deposits (GMWB) on the consolidated balance sheets:

                                                 2011   2010
                                                 ----   ----
                                                 (In Millions)
                   Balance at January 1......... $ 71   $ 94
                   Guaranteed benefits incurred.   68    (14)
                   Guaranteed benefits paid.....   (9)    (9)
                                                 ----   ----

                   Balance at December 31....... $130   $ 71
                                                 ====   ====

The following assumptions and methodology were used to determine the reserve for guaranteed benefits on variable contracts at December 31, 2011:

    . Data used was 1,000 stochastically generated investment performance scenarios.

    .  Mean investment performance assumption was 10.0 percent.

    .  Volatility assumption was 16.0 percent.

    . Mortality was assumed to be 70.0 percent to 87.5 percent of the 1975-80 SOA Ultimate, 1983a and Ult.M tables.

    . Lapse rates vary by contract type and duration and range from 5.0 percent to 25.0 percent with an average range of 10.0 to 14.5 percent.

    .  The discount rate used ranged from 3.0 percent to 8.0 percent.

There is a guaranteed minimum withdrawal benefit rider that is available on certain equity-indexed annuities. The rider has a waiting period of one year before charges are assessed and before the withdrawal option can be elected. To date, sales of this rider have been immaterial and no reserves are being held.

9. REINSURANCE

The Company generally limits its exposure to loss on any single insured to $10 million by ceding additional risks through reinsurance contracts with other insurers. On an exception basis, the Company can increase its exposure to loss on any single insured up to $15 million.

A receivable is recorded for reinsured benefits, both paid and pending, which are recoverable from the reinsurer. Reinsurance premiums are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Reinsurance transactions for the years ended December 31, 2011, 2010 and 2009 were as follows:

                                                                                Percentage
                                                          Assumed From          of Amount
                                   Gross   Ceded to Other    Other       Net     Assumed
                                   Amount    Companies     Companies    Amount    to Net
                                  -------- -------------- ------------ -------- ----------
                                                  (In Millions)
December 31, 2011
Life insurance in force.......... $671,324    $102,184       $4,444    $573,584    0.77%
                                  ========    ========       ======    ========
Premiums:
   Life insurance and annuities.. $  1,696    $    731       $   22    $    987    2.23%
   Accident and health insurance.       45          --           --          45    0.00%
                                  --------    --------       ------    --------
Total premiums................... $  1,741    $    731       $   22    $  1,032    2.13%
                                  ========    ========       ======    ========
December 31, 2010
Life insurance in force.......... $671,338    $113,441       $4,169    $562,066    0.74%
                                  ========    ========       ======    ========
Premiums:
   Life insurance and annuities.. $  1,657    $    683       $   22    $    996    2.21%
   Accident and health insurance.       36          --           (3)         33   -9.09%
                                  --------    --------       ------    --------
Total premiums................... $  1,693    $    683       $   19    $  1,029    1.85%
                                  ========    ========       ======    ========
December 31, 2009
Life insurance in force.......... $680,109    $124,318       $4,171    $559,962    0.74%
                                  ========    ========       ======    ========
Premiums:
   Life insurance and annuities.. $  1,634    $    643       $   18    $  1,009    1.78%
   Accident and health insurance.       31           2           --          29    0.00%
                                  --------    --------       ------    --------
Total premiums................... $  1,665    $    645       $   18    $  1,038    1.73%
                                  ========    ========       ======    ========

The Company's reinsurance agreements do not relieve it from its direct obligations to its insureds. Thus, a credit exposure exists with respect to life reinsurance ceded to the extent that any reinsurer fails to meet the obligations assumed under any reinsurance agreement. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial strength of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

Total reinsurance recoverables are included in reinsurance receivables on the consolidated balance sheets. Reinsurance recoverable on paid losses was approximately $30 million and $49 million at December 31, 2011 and 2010, respectively. Reinsurance recoverable on unpaid losses was approximately $132 million and $149 million at December 31, 2011 and 2010, respectively. Ceded claim and surrender recoveries under reinsurance agreements were $413 million, $391 million and $447 million for the years ended 2011, 2010 and 2009, respectively.

The Company identified an alternative internal funding solution for its XXX/AXXX reserves. This alternative solution involves fully recapturing the coinsurance/modified coinsurance agreement with AIG Life of Bermuda, Ltd. ("AIGB"), an affiliate, and simultaneously reinsuring this in-force, together with new business (term and universal life), to another affiliate, AGC Life, under a new coinsurance/modified coinsurance agreement. This new agreement does not meet the criteria for reinsurance accounting under GAAP; therefore, deposit accounting is applied. Management received approvals of the recapture and reinsurance transactions on behalf of AGL and AGC Life from the Texas and Missouri Departments of Insurance, respectively, in March 2011, with January 1, 2011 effective dates.

In December 2002, the Company entered into a coinsurance/modified coinsurance agreement with AIGB. The agreement has an effective date of March 1, 2002. Under the agreement, AIGB reinsures 100 percent quota share of the Company's liability on virtually all level term and universal life products issued by the Company with issue

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

dates on or after March 1, 2002. The agreement is unlimited in duration but either party may terminate the agreement as to new business with thirty days written notice to the other party. This agreement does not meet the criteria for reinsurance accounting under GAAP; therefore, deposit accounting is applied. This agreement was amended to terminate for new business issued on and after August 1, 2009. This agreement was recaptured effective January 1, 2011, as discussed above.

The agreements, between AIGB and AGC Life, also provide for an experience refund of all profits, less a reinsurance risk charge. The main impact of the agreement on the Company's results of operations for the years ended
December 31, 2011, 2010 and 2009 was a pre-tax expense of approximately $59 million, $59 million and $67 million, respectively, representing the risk charge associated with the reinsurance agreement.

During 2010, the Company fully terminated and recaptured the coinsurance treaty with Pioneer Security Life Insurance Company for an individual immediate annuity block of business. The recapture resulted in a pre-tax gain of $2 million.

Additionally, during 2010, the Company fully terminated and recaptured the coinsurance and modified coinsurance treaties with Merit Life Insurance Company for a group immediate annuity block of business. The recaptures resulted in a pre-tax gain of $20 thousand.

During 2009, the Company partially terminated the yearly renewable term reinsurance contracts with Swiss Re Life & Health America Inc. and Lincoln National Life Insurance Company for a specific block of primarily whole life business. Terminations are being processed monthly based upon each of the policies' anniversary dates. The partial termination has resulted in a loss of $2 million.

Additionally, during 2009, the Company fully terminated and recaptured all reinsurance contracts with Delaware American Life Insurance Company ("DelAm"), a then affiliate of the Company. The recaptures resulted in a loss of $245 thousand. DelAm was subsequently sold to MetLife, Inc. ("MetLife").

On December 1, 2006, with an effective date of October 1, 2006 ("Agreement 1") and on June 28, 2007, with an effective date of April 1, 2007 ("Agreement 2"), the Company entered into modified coinsurance and coinsurance reinsurance agreements with ALICO, pertaining to certain policies written via its branch in Japan. ALICO was a wholly owned, Delaware domiciled subsidiary of AIG, until its sale to MetLife, Inc. on November 1, 2010. The Company assumes liability for a quota share portion of contracts issued by ALICO that include a Guaranteed Minimum Income Benefit under Agreement 1 and a Guaranteed Minimum Withdrawal Benefit under Agreement 2. The contracts assumed also include a Guaranteed Minimum Death Benefit provision under both Agreements 1 and 2. The GMIB (prior to its utilization date), GMWB and the GMDB have a 100 percent quota share and are assumed under coinsurance agreements. The GMIB (after its utilization date) has a 100 percent quota share and is assumed under the modified coinsurance provisions of Agreement 1. The benefits provided by the reinsured contracts under Agreement 1 are assumed with a 50 percent quota share under a modified coinsurance agreement. The benefits provided by the reinsured contracts under Agreement 2 are assumed with a varied quota share under a modified coinsurance agreement. Both agreements are unlimited in duration but were terminated for new business. Pursuant to the coinsurance portions of both Agreements, the Company records reserve liabilities for the amount of the reserves calculated for the GMIB, GMWB and GMDB provisions of the reinsured contracts. The reserves for the GMIB, GMWB and GMDB were $39 million and $28 million for the years ended December 31, 2011 and 2010, respectively.

All monetary amounts of the Agreement and settlement transactions are expressed in Japanese Yen. The foreign currency translation adjustment related to all provisions of the Agreement was not significant to the Company's consolidated results of operations or financial condition.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


10.DEBT

ADVANCES FROM THE FEDERAL HOME LOAN BANK OF DALLAS

In 2011, the Company became a member of the Federal Home Loan Bank ("FHLB") of Dallas. Membership with the FHLB provides the Company with collateralized borrowing opportunities, primarily as an additional source of contingent liquidity. At December 31, 2011, the carrying value of the Company's ownership in the FHLB of Dallas was $20 million, which was reported as partnership and other invested assets. When a cash advance is obtained, the Company is required to pledge certain mortgage-backed securities, government and agency securities, other qualifying assets and its ownership interest in the FHLB of Dallas to secure advances obtained from the FHLB. Upon any event of default by the Company, the FHLB of Dallas's recovery would generally be limited to the amount of the Company's liability under advances borrowed. The Company plans to obtain funding, in the form of cash advances, from the FHLB of Dallas in 2012. See
Note 16.

11.COMMITMENTS AND CONTINGENT LIABILITIES

COMMITMENTS

LEASES

The Company has various long-term, noncancelable operating leases, primarily for office space and equipment, which expire at various dates through 2018. At December 31, 2011, the future minimum lease payments under the operating leases are as follows:

                                       (In Millions)
                           2012.......      $10
                           2013.......        9
                           2014.......        7
                           2015.......        5
                           2016.......        3
                           Thereafter.        2
                                            ---
                           Total......      $36
                                            ===

Rent expense was $12 million, $14 million and $13 million for the years ended December 31, 2011, 2010 and 2009 respectively.

The leasing operations of Castle 1 Trust consist of leasing aircraft under operating leases which expire on various dates through 2016. At December 31, 2011, future minimum lease payments, including an estimated U.S. dollar equivalent for lease payments denominated in Euros using an exchange rate in effect at December 31, 2011, to be received by Castle 1 Trust under operating leases for the years ended December 31 are as follows:

                                     (In Millions)
                              2012..     $ 71
                              2013..       48
                              2014..       23
                              2015..        6
                              2016..        1
                                         ----
                              Total.     $149
                                         ====

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

The Company had commitments to provide funding to various limited partnerships totaling $517 million and $688 million for the periods ended December 31, 2011 and 2010, respectively. The commitments to invest in limited partnerships and other funds are called at the discretion of each fund, as needed and subject to the provisions of such fund's governing documents, for funding new investments, follow-on investments and/or fees and other expenses of the fund. $499 million of the total commitments at December 31, 2011 are currently expected to expire by 2012, and the remaining by 2014 based on the expected life cycle of the related fund and the Company's historical funding trends for such commitments.

MORTGAGE LOAN COMMITMENTS

The Company had $74 million in commitments relating to mortgage loans at December 31, 2011.

CONTINGENT LIABILITIES

LEGAL AND REGULATORY MATTERS

The Company is party to various lawsuits and proceedings arising in the ordinary course of business. These lawsuits and proceedings include certain class action claims and claims filed by individuals who have excluded themselves from settlement of class action lawsuits relating to life insurance pricing and sales practices. In addition, many of these proceedings are pending in jurisdictions that permit damage awards disproportionate to the actual economic damages alleged to have been incurred. Based upon information presently available, the Company believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on the Company's results of operations, cash flows and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions continues to create the potential for an unpredictable judgment in any given suit.

All fifty states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. The Company accrues liabilities for guaranty fund assessments when an assessment is probable and can be reasonably estimated. The Company estimates the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While the Company cannot predict the amount and timing of any future guaranty fund assessments, the Company has established reserves it believes are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings. The Company accrued $9 million and $6 million for these guaranty fund assessments at December 31, 2011, and 2010, respectively, which is reported within other liabilities in the accompanying consolidated balance sheets.

Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the consolidated financial position, results of operations or cash flows of the Company.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


12.Total Equity

Capital contributions received by the Company were as follows:

                                                 2011 2010  2009
                                                 ---- ---- ------
                                                  (In Millions)
               Cash from Parent................. $--  $--  $1,280
               All other non cash contributions.  10    2       6
                                                 ---  ---  ------
                  Total capital contributions... $10  $ 2  $1,286
                                                 ===  ===  ======

The components of accumulated other comprehensive income are as follows:

                                                             2011     2010     2009
                                                           -------  -------  -------
                                                                 (In Millions)
Fixed maturity and equity securities, available for sale:
   Gross unrealized gains................................. $ 6,943  $ 4,456  $ 3,285
   Gross unrealized losses................................  (1,028)  (1,106)  (2,874)
Net unrealized gains on other invested assets.............     335      211      562
Adjustments to DAC, VOBA and deferred sales inducements...    (674)    (345)    (300)
Insurance loss recognition................................    (911)      --       --
Foreign currency translation adjustments..................      (2)       5        8
Deferred federal and state income tax expense.............  (1,637)  (1,118)    (200)
                                                           -------  -------  -------
   Accumulated other comprehensive income (a)............. $ 3,026  $ 2,103  $   481
                                                           =======  =======  =======

(a)Includes a decrease of $1.6 billion in 2009 related to the cumulative effect of adopting a new other-than-temporary impairment accounting standard. See
   Note 2 for additional disclosures on this standard.

Dividends that the Company may pay to the Parent in any year without prior approval of the Texas Department of Insurance ("TDI") are limited by statute. The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in the state of Texas without obtaining the prior approval of the TDI is limited to the greater of either 10 percent of the preceding year's statutory surplus or the preceding year's statutory net gain from operations not in excess of unassigned surplus. The maximum dividend payout that may be made in 2012 without prior approval of the TDI is $1.1 billion.

In 2011, the Company paid dividends totaling $902 million to its Parent. Dividend payments in excess of positive retained earnings were classified and reported as a return of capital.

The Company is required to file financial statements prepared in accordance with statutory accounting practices prescribed or permitted by state insurance regulatory authorities. Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, excluding certain assets from statutory admitted assets and valuing investments and establishing deferred taxes on a different basis.

The TDI has the right to permit specific practices that deviate from prescribed practices. In 2010, the Company received permission from the TDI to restate the statutory gross paid-in and contributed statutory surplus and the unassigned funds components of its statutory surplus, similar to the restatement of statutory surplus balances that occurs pursuant to the prescribed accounting guidance for a quasi-reorganization. The effective date was September 30, 2010. This statutory restatement resulted in an increase in statutory unassigned funds of $7.9 billion to offset the Company's losses incurred as a result of its participation in the Securities Lending Program, and a corresponding decrease in statutory gross paid-in and contributed statutory surplus of $7.9 billion. The permitted practice had no impact on either the Company's statutory basis net income or total statutory surplus or impact on these financial statements. In addition, there was no impact on the Company's risk-based capital results.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Statutory net income (loss) and capital and surplus of AGL at December 31 were as follows:

                                              2011   2010   2009
                                             ------ ------ ------
                                                 (In Millions)
              Statutory net income (loss)... $1,055 $  426 $ (101)
              Statutory capital and surplus. $7,394 $6,597 $5,914

13. FEDERAL INCOME TAXES

The components of the provision for income taxes on pretax income for the years ended December 31 were as follows:

                                                 2011   2010  2009
                                                -----  -----  ----
                                                   (In Millions)
            Current............................ $(196) $ 153  $(14)
            Deferred...........................   198   (561)  205
                                                -----  -----  ----
            Total income tax expense (benefit). $   2  $(408) $191
                                                =====  =====  ====

The US statutory income tax rate is 35 percent for 2011, 2010 and 2009. Actual tax expense on income differs from the statutory amount computed by applying the federal income tax rate for the years ended December 31 due to the following:

                                                         2011   2010  2009
                                                        -----  -----  ----
                                                           (In Millions)
     US federal income tax (benefit) at statutory rate. $ 608  $ 551  $  4
     Adjustments:
        Valuation allowance............................  (576)  (948)  202
        Dividends received deduction...................   (31)   (17)  (30)
        Audit corrections..............................     1      4    (2)
        Prior year corrections.........................    (2)   (11)    1
        Other credits, taxes and settlements...........     2     13    16
                                                        -----  -----  ----
     Total income tax expense (benefit)................ $   2  $(408) $191
                                                        =====  =====  ====

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of deferred tax assets and liabilities at December 31 are as follows:

                                                                            2011     2010
                                                                          -------  -------
                                                                            (In Millions)
Deferred tax assets:
   Excess capital losses and other tax carryovers........................ $ 2,364  $ 2,592
   Basis differential of investments.....................................     810    1,182
   Policy reserves.......................................................     716      331
   Other.................................................................      62        9
                                                                          -------  -------
   Total deferred tax assets before valuation allowance..................   3,952    4,114
   Valuation allowance...................................................  (2,343)  (2,918)
                                                                          -------  -------
   Total deferred tax assets.............................................   1,609    1,196

Deferred tax liabilities:
   Deferred policy acquisition costs.....................................  (2,065)  (1,761)
   Net unrealized gains on debt and equity securities available for sale.  (1,947)  (1,123)
   State deferred tax liabilities........................................     (24)      (2)
   Other.................................................................      --       (6)
                                                                          -------  -------
   Total deferred tax liabilities........................................  (4,036)  (2,892)
                                                                          -------  -------

Net deferred tax liability............................................... $(2,427) $(1,696)
                                                                          =======  =======

The net deferred tax liability is included with current taxes in income taxes payable to Parent for 2011 and 2010 on the consolidated balance sheets.

At December 31, 2011, the Company had the following capital loss carryforwards:

                                 Amount     Year expired
                              ------------- ------------
                              (In Millions)
                       2008..    $6,315         2013
                       2009..       439         2014
                                 ------
                       Total.    $6,754
                                 ======

The Company is included in the consolidated federal income tax return of its ultimate parent, AIG. Under the tax sharing agreement with AIG, taxes are recognized and computed on a separate company basis. To the extent that benefits for net operating losses, foreign tax credits or net capital losses are utilized on a consolidated basis, the Company will recognize tax benefits based upon the amount of the deduction and credits utilized in the consolidated federal income tax return.

In general, realization of deferred tax assets depends on a company's ability to generate sufficient taxable income of the appropriate character within the carryforward periods in the jurisdictions in which the net operating losses and deductible temporary differences were incurred. The Company assessed its ability to realize the deferred tax asset of $3.9 billion and concluded that a $2.3 billion valuation allowance was required to reduce the deferred tax asset at December 31, 2011 to an amount the Company believes is more likely than not to be realized.

When making its assessment, the Company considered all available evidence, including the impact of being included in the consolidated federal tax return of AIG, future reversals of existing taxable temporary differences, estimated future GAAP taxable income, and tax planning strategies the Company would implement, if necessary, to realize the net deferred tax asset.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


In assessing future GAAP taxable income, the Company considered its strong earnings history exclusive of the recent losses on the securities lending program, because the Company and AIG entered into transactions with the New York Fed to limit exposure to future losses. The Company also considered the taxable income from sales of businesses under the asset disposition plan of AIG, the continuing earnings strength of the businesses AIG intends to retain and AIG's announced debt and preferred stock transactions with the New York Fed and U.S. Department of the Treasury (the "Department of the Treasury"), respectively, together with other actions AIG is taking, when assessing the ability to generate sufficient future taxable income during the relevant carryforward periods to realize the deferred tax asset.

Estimates of future taxable income generated from specific transactions and tax planning strategies discussed above could change in the near term, perhaps materially, which may require the Company to adjust its valuation allowance. Such adjustment, either positive or negative, could be material to the Company's financial condition or it results of operations for an individual period.

In evaluating the realizability of the loss carryforwards, the Company considered the relief provided by Internal Revenue Service ("IRS") Notice 2008-84 which provides that the limitation on loss carryforwards that can arise as a result of one or more acquisitions of stock of a loss company will not apply to such stock acquisitions for any period during which the United States becomes a direct or indirect owner of more than 50 percent interest in the loss company.

A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is as follows:

                                                         December 31,
                                                         -------------
                                                          2011   2010
                                                         -----   ----
                                                         (In Millions)
           Gross unrecognized tax benefits at beginning
             of period.................................. $ 300   $165
              Increases in tax positions for prior
                years...................................    --    135
              Decreases in tax positions for prior
                years...................................  (275)    --
                                                         -----   ----
           Gross unrecognized tax benefits at end
             of period.................................. $  25   $300
                                                         =====   ====

The Company continually evaluates proposed adjustments by taxing authorities. At December 31, 2011, such proposed adjustments would not result in a material change to the Company's financial condition. Although it is reasonably possible that a significant change in the balance of unrecognized tax benefits may occur within the next twelve months, at this time it is not possible to estimate the range of the change due to the uncertainty of the potential outcomes.

At December 31, 2011 and 2010, the Company's unrecognized tax benefits, excluding interest and penalties, were $25 million and $300 million, respectively. As of December 31, 2011 and 2010, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $25 million and $299 million, respectively.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At December 31, 2011 and 2010, the Company had accrued $5 million each year, respectively, for the payment of interest (net of federal benefit) and penalties. For the years ended December 31, 2011, 2010 and 2009, the Company recognized an expense of $122 thousand, $1 million and $1 million, respectively, of interest (net of federal benefit) and penalties in the consolidated statements of income (loss).

The Company is currently under IRS examination for the taxable years 2003 to 2006. Although the final outcome of possible issues raised in any future examination is uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the consolidated financial statements. The Company's taxable years 2001 to 2011 remain subject to examination by major tax jurisdictions.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


14. RELATED-PARTY TRANSACTIONS

EVENTS RELATED TO AIG

On January 14, 2011 (the "Closing"), AIG completed a series of integrated transactions to recapitalize AIG (the "Recapitalization") with the Department of the Treasury, and the New York Fed and the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"), including the repayment of all amounts owed under the Credit Agreement, dated as of September 22, 2008. At the Closing, AIG repaid to the New York Fed approximately $21 billion in cash, representing complete repayment of all amounts owing under AIG's revolving credit facility with the New York Fed (the "New York Fed credit facility"), and the New York Fed credit facility was terminated. The funds for the repayment came from the net cash proceeds from AIG's sale of 67 percent of the ordinary shares of AIA Group Limited ("AIA") in its initial public offering and from AIG's sale of American Life Insurance Company ("ALICO") in 2010.

Additional information on AIG is publicly available in AIG's regulatory filings with the U.S. Securities and Exchange Commission ("SEC"), which can be found at www.sec.gov. Information regarding AIG as described herein is qualified by regulatory filings AIG files from time to time with the SEC.

OPERATING AGREEMENTS

Pursuant to a cost allocation agreement, the Company purchases administrative, investment management, accounting, marketing and data processing services from AIG or its subsidiaries. The allocation of costs for investment management services is based on the level of assets under management. The allocation of costs for other services is based on estimated level of usage, transactions or time incurred in providing the respective services. The Company paid approximately $108 million, $55 million and $50 million for such services in 2011, 2010 and 2009, respectively. Accounts payable for such services at December 31, 2011 were $28 million and were not material at December 31, 2010. The Company rents facilities and provides services on an allocated cost basis to various affiliates. The Company also provides shared services, including technology, to a number of AIG's life insurance subsidiaries. The Company received approximately $187 million, $234 million and $265 million for such services and rent in 2011, 2010 and 2009, respectively. Accounts receivable for rent and services at December 31, 2011 were $27 million and were not material were at December 31, 2010.

NOTES OF AFFILIATES

On September 15, 2006, the Company invested $415 million in a 5.57 percent fixed rate Senior Promissory Note issued by SunAmerica Financial Group, Inc. ("SAFG, Inc."), which matured on September 15, 2011. The Company recognized interest income of $16 million, $23 million and $23 million on the Note during 2011, 2010 and 2009, respectively. Upon maturity, the Company reinvested $300 million in a 5.57 percent Senior Promissory Note due September 30, 2014, issued by SAFG, Inc. The Company recognized interest income of $5 million on the Note during 2011.

On December 15, 2005, the Company invested $116 million in a Senior Promissory
Note issued by AGC Life, which matured on December 15, 2010. The Company recognized interest income on the Note of $6 million and $6 million during 2010 and 2009, respectively. Upon maturity, the Company reinvested the $116 million in a 6.10 percent Senior Promissory Note due December 15, 2020, issued by AGC Life. The Company recognized interest income of $7 million and $314 thousand on the Note during 2011 and 2010, respectively.

On December 7, 2005, the Company acquired 5.75 percent Senior Notes due December 14, 2015, issued by Transatlantic Holdings, Inc., an affiliate of the Company, at a cost of $163 million. Other affiliates of the Company are holders of the same class of securities. On June 10, 2009, AIG closed a public offering of 29.9 million shares of Transatlantic Holdings, Inc. common stock owned by AIG. At the close of the public offering, AIG retained 13.9 percent of Transatlantic Holdings, Inc. outstanding common stock. As a result, AIG deconsolidated Transatlantic and the Company's investment in Transatlantic Holdings, Inc. was no longer considered affiliated. The Company recognized interest income of $4 million on the Notes while they were still considered an affiliate during 2009. On March 15, 2010, AIG closed a secondary public offering of 8.5 million shares of Transatlantic Holdings, Inc.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

common stock owned by American Home Assurance Company, a subsidiary of AIG, further reducing AIG's investment in this former affiliate.

In 2004, the Company purchased 38.7 percent of the non-voting preferred equity issued by Castle 2 Trust for $117 million. The Company's investment in Castle 2 Trust preferred equity is reported within partnerships and other invested assets on the consolidated balance sheets. The remaining non-voting preferred equity and 100 percent of the voting equity of Castle 2 Trust, are held by affiliates of the Company. The purchase of the non-voting equity interest of Castle 2 Trust was funded by a capital contribution received from the Parent. In 2004, the Company purchased $65 million of fixed-rate asset backed notes issued by Castle 2 Trust. The notes mature on November 15, 2026 and are included in bonds on the consolidated balance sheets. Affiliates of the Company own the majority of the notes payable of Castle 2 Trust. Castle 2 Trust is a Delaware statutory trust established on November 21, 2003. The business of Castle 2 Trust and its wholly owned subsidiaries is limited to acquiring, owning, leasing, maintaining, operating and selling a portfolio of commercial jet aircraft.

On September 23, 2003, the Company purchased 68.0 percent of the non-voting preferred equity issued by Castle 1 Trust for $182 million. The remaining non-voting preferred equity and 100 percent of the voting equity of Castle 1 Trust are held by affiliates of the Company. On September 23, 2003, the Company purchased $465 million of fixed-rate asset backed notes and subordinated deferred interest notes issued by Castle 1 Trust, which mature on May 15, 2027. Castle 1 Trust is a Delaware statutory trust established on July 31, 2003. The business of Castle 1 Trust and its wholly owned subsidiaries is limited to acquiring, owning, leasing, maintaining, operating and selling a portfolio of commercial jet aircraft. Castle 1 Trust is consolidated in the Company's financial statements.

During the year ended December 31, 2011, the Company recognized reductions in net investment income resulting from impairment losses of $33 million pertaining to its ownership interest in Castle 2 Trust. The impairments recognized by the investee were primarily related to salvage/residual values and future estimated lease payments on aircraft owned by Castle 2 Trust. The Company did not recognize any reductions in net investment income related to asset impairments recognized by this investee during the year ended
December 31, 2010.

Castle 1 Trust, which is fully consolidated, recognized impairment losses of $86 million and $5 million for the years ended December 31, 2011 and 2010, respectively.

AMERICAN HOME GUARANTEE

American Home Assurance Company ("American Home"), an indirect wholly owned subsidiary of AIG, has terminated the General Guarantee Agreement dated
March 3, 2003 ("the Guarantee") with respect to prospectively issued policies and contracts issued by the Company. The Guarantee terminated on December 29, 2006 ("Point of Termination"). Pursuant to its terms, the Guarantee does not apply to any group or individual policy, contract or certificate issued after the Point of Termination. The Guarantee will continue to cover the policies, contracts and certificates with a date of issue earlier than the Point of Termination until all insurance obligations under such policies, contracts and certificates are satisfied in full. American Home's audited statutory financial statements are filed with the SEC in the Company's registration statements for its variable products that were issued prior to the Point of Termination.

CAPITAL MAINTENANCE AGREEMENT

On March 30, 2011, AIG and the Company entered into an Unconditional Capital Maintenance Agreement ("CMA"). Among other things, the CMA provides that AIG would maintain the Company's total adjusted capital (as defined under applicable insurance laws) at or above a certain specified minimum percentage of the Company's projected company action level risk-based capital ("RBC") (as defined under applicable insurance laws). The CMA also provides that if the Company's total adjusted capital is in excess of a certain specified minimum percentage of the Company's company action level RBC (as reflected in the Company's quarterly or annual statutory financial statement), subject to board and regulatory approval(s), the Company would declare and pay ordinary dividends to its equity holders in an amount in excess of that required to maintain the specified minimum percentage.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


OTHER

Effective August 1, 2003, the Company and AIGB entered into a Cut-through Agreement pursuant to which insurers, their beneficiaries and owners were granted a direct right of action against the Company in the event AIGB becomes insolvent or otherwise cannot or refuses to perform its obligations under certain life insurance policies issued by AIGB. The Cut-through Agreement was approved by the Texas Department of Insurance. The amount of the retained liability on AIGB's books related to this agreement totaled $445 thousand at December 31, 2011 and $455 thousand at December 31, 2010. The Company believes the probability of loss under this agreement is remote.

The Company engages in structured settlement transactions, certain of which transactions involve affiliated property and casualty insurance company members of the Chartis group of AIG. In a structured settlement arrangement, a property and casualty insurance policy claimant has agreed to settle a casualty insurance claim in exchange for fixed payments over either a fixed determinable period of time or a life contingent period. In such claim settlement arrangements, a casualty insurance claim payment provides the funding for the purchase of a single premium immediate annuity ("SPIA") issued by the Company for the ultimate benefit of the claimant. The portion of the Company's liabilities related to structured settlements involving life contingencies are reported in future policy benefits, while the portion not involving life contingencies are reported in policyholder contract deposits. In certain structured settlement arrangements the property and casualty insurance company remains contingently liable for the payments to the claimant. The Company carried liabilities of $249 million and $228 million at December 31, 2011 and 2010, respectively, related to SPIAs issued by the Company in conjunction with structured settlement transactions involving Chartis members where those Chartis members remained contingently liable for the payments to the claimant. In addition, the Company carried liabilities for the structured settlement transactions where the Chartis members were no longer contingently liable for the payments to the claimant.

15. BENEFIT PLANS

Effective January 1, 2002, the Company's employees participate in various benefit plans sponsored by AIG, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance (the "U.S. Plans"). AIG's U.S. Plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

The Company is jointly and severally responsible with AIG and other participating companies for funding obligations for the U.S. Plans, Employee Retirement Income Security Act ("ERISA") qualified defined contribution plans and ERISA plans issued by other AIG subsidiaries (the "ERISA Plans"). If the ERISA Plans do not have adequate funds to pay obligations due participants, the Pension Benefit Guaranty Corporation or Department of Labor could seek payment of such amounts from the members of the AIG ERISA control group, including the Company. Accordingly, the Company is contingently liable for such obligations. The Company believes that the likelihood of payment under any of these plans is remote. Accordingly, the Company has not established any liability for such contingencies.

16. SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the date the financial statements were issued.

ML II

Through a series of transactions that occurred during the three month period ending March 31, 2012, the New York Fed initiated the sales of the remaining securities held by ML II. These sales resulted in the Company receiving principal payments of $81 million on March 1, 2012 and additional cash receipts of $501 million on March 15, 2012 from ML II that consisted of $290 million, $42 million, and $169 million in principal, contractual interest and residual cash flows, respectively, effectively monetizing the Company's ML II interests.

The total amount received by the Company from ML II, $582 million, was remitted as a return of capital to the Company's intermediate parent company and ultimately remitted to AIG.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


FHLB CASH ADVANCE

On February 7, 2012, the Company borrowed $21 million as a cash advance from the FHLB of Dallas. The fair value of collateral pledged to secure advances obtained from the FHLB of Dallas on February 7, 2012, was $25 million.

SECURITIES LENDING PROGRAM

The Company has adopted a new securities lending program intended to provide an additional source of liquidity for the Company, pursuant to which the Company is able to raise liquidity through secured borrowings backed by its existing securities portfolio. The targeted program was approved by the Company's board of directors in February 2012. No securities lending transactions have been entered into under the program.

INSURANCE COMPANY MERGER

On December 31, 2012, the Company intends to merge with several other SunAmerica Financial Group insurance companies, with AGL being the surviving company, to implement a more efficient legal entity structure, while continuing to market products and services under currently existing brands. The merging companies are also indirect, wholly owned subsidiaries of AIG. The merger transaction is subject to receipt of all required regulatory approvals, including the approvals of certain state insurance departments.

                         AMERICAN HOME ASSURANCE COMPANY


                                NAIC CODE: 19380

                      STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                         AMERICAN HOME ASSURANCE COMPANY


                      STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009


                                TABLE OF CONTENTS


Report of Independent Auditors...........................................................................2

Statements of Admitted Assets............................................................................3

Statements of Liabilities, Capital and Surplus...........................................................4

Statements of Operations and Changes in Capital and Surplus..............................................5

Statements of Cash Flow..................................................................................6

Note 1 - Organization and Summary of Significant Statutory Basis Accounting Policies.....................7

Note 2 - Accounting Adjustments to Statutory Basis Financial Statements.................................20

Note 3 - Investments....................................................................................25

Note 4 - Reserves for Losses and LAE....................................................................37

Note 5 - Related Party Transactions.....................................................................43

Note 6 - Reinsurance....................................................................................52

Note 7 - Deposit Accounting Assets and Liabilities......................................................58

Note 8 - Federal Income Taxes...........................................................................60

Note 9 - Pension Plans and Deferred Compensation Arrangements...........................................69

Note 10 - Capital and Surplus and Dividend Restrictions.................................................73

Note 11 - Contingencies.................................................................................75

Note 12 - Other Significant Matters.....................................................................89

Note 13 - Subsequent Events.............................................................................91

                         REPORT OF INDEPENDENT AUDITORS


To the Board of Directors and Shareholders of American Home Assurance Company:

We have audited the accompanying statutory statements of admitted assets, liabilities, capital and surplus of American Home Assurance Company (the Company) as of December 31, 2011 and 2010, and the related statutory statements of operations and changes in capital and surplus, and cash flow for each of the three years then ended December 31, 2011. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the New York State Department of Financial Services, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2011 and 2010, or the results of its operations or its cash flows for each of the three years then ended December 31, 2011.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2011 and 2010, and the results of its operations and its cash flows for each of the three years then ended December 31, 2011, on the basis of accounting described in Note 1.

As described in Note 2 to the financial statements, during 2009, the Company adopted SSAP No. 10R, Income Taxes - Revised, A Temporary Replacement to SSAP No. 10, and has reflected the effect of this adoption within Changes in accounting principles on the Statements of Changes in Capital and Surplus.


/s/ PricewaterhouseCoopers LLP

April 25, 2012
New York, New York

                         AMERICAN HOME ASSURANCE COMPANY

                          STATEMENTS OF ADMITTED ASSETS
                                 STATUTORY BASIS
                        AS OF DECEMBER 31, 2011 AND 2010
                                 (000'S OMITTED)


------------------------------------------------------------------------------------------------------------------
AS OF DECEMBER 31,                                                                      2011            2010
------------------------------------------------------------------------------------------------------------------

Cash and invested assets:
   Bonds, primarily at amortized cost (fair value:
    2011 - $18,504,022; 2010 - $15,493,142)                                         $  17,761,724  $  15,148,888
   Stocks:
   Common stocks, at fair value adjusted for non-admitted assets
    (cost: 2011 - $63,353; 2010 - $371,153)                                                84,263        397,460
   Preferred stocks, primarily at fair value
    (cost: 2011 - $0; 2010 - $79,211)                                                           -         90,886
   Other invested assets (cost: 2011 - $1,196,504; 2010 - $1,361,568)                   1,440,576      1,574,423
   Derivatives                                                                              1,690              -
   Short-term investments, at amortized cost (approximates fair value)                    377,947      2,439,897
   Cash and cash equivalents                                                               68,584        181,013
   Receivable for securities and other                                                        491          1,146
------------------------------------------------------------------------------------------------------------------
        TOTAL CASH AND INVESTED ASSETS                                                 19,735,275     19,833,713
------------------------------------------------------------------------------------------------------------------


Investment income due and accrued                                                         185,393        189,859
Agents' balances or uncollected premiums:
   Premiums in course of collection                                                       461,753        425,340
   Premiums and installments booked but deferred and not yet due                          344,024        409,915
   Accrued retrospective premiums                                                       1,377,347      1,447,644
Amounts billed and receivable from high deductible policies                                38,112         32,948
Reinsurance recoverable on loss payments                                                  397,299        433,305
Funds held by or deposited with reinsurers                                                 71,893         41,961
Net deferred tax assets                                                                   691,892        782,765
Equities in underwriting pools and associations                                           266,934        544,719
Receivables from parent, subsidiaries and affiliates                                       13,330      1,992,253
Other admitted assets                                                                     317,020        282,173
------------------------------------------------------------------------------------------------------------------

        TOTAL ADMITTED ASSETS                                                       $  23,900,272  $  26,416,595
==================================================================================================================


                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY


                 STATEMENTS OF LIABILITIES, CAPITAL AND SURPLUS
                                 STATUTORY BASIS
                        AS OF DECEMBER 31, 2011 AND 2010
                    (000'S OMITTED EXCEPT SHARE INFORMATION)

------------------------------------------------------------------------------------------------------
AS OF DECEMBER 31,                                                           2011           2010
------------------------------------------------------------------------------------------------------

                                         LIABILITIES


Reserves for losses and loss adjustment expenses                       $   12,466,514   $  14,383,093
Unearned premium reserves                                                   2,843,572       3,213,423
Commissions, premium taxes, and other expenses payable                        314,840         237,988
Reinsurance payable on paid loss and loss adjustment expenses                  83,233         155,082
Current federal taxes payable to parent                                        23,930          60,666
Funds held by company under reinsurance treaties                            1,196,004         136,869
Provision for reinsurance                                                      78,525          99,443
Ceded reinsurance premiums payable, net of ceding commissions                 388,540         405,324
Deposit accounting liabilities                                                 97,625         189,891
Deposit accounting liabilities - funds held                                     4,848             990
Collateral deposit liability                                                  364,039         404,450
Payable to parent, subsidiaries and affiliates                                 46,427         204,326
Derivatives                                                                         -           4,250
Other liabilities                                                             324,872         247,701
------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                        18,232,969      19,743,496
------------------------------------------------------------------------------------------------------

                                     CAPITAL AND SURPLUS


Common capital stock, par value: (2011 - $11.51; 2010 - $15.00),
  1,758,158 shares authorized, 1,695,054 shares issued and
outstanding                                                                    19,504          25,426
Capital in excess of par value                                              4,689,192       6,034,992
Unassigned surplus                                                            507,717         351,265
Special surplus tax - SSAP 10R                                                450,661         260,922
Special surplus funds from retroactive reinsurance                                229             494
------------------------------------------------------------------------------------------------------
  TOTAL CAPITAL AND SURPLUS                                                 5,667,303       6,673,099
------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES, CAPITAL, AND SURPLUS                              $   23,900,272   $  26,416,595
======================================================================================================


                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

           STATEMENTS OF OPERATIONS AND CHANGES IN CAPITAL AND SURPLUS
                                 STATUTORY BASIS
              FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009
                                 (000'S OMITTED)

---------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,                                      2011            2010           2009
---------------------------------------------------------------------------------------------------------------
                                         STATEMENTS OF OPERATIONS
Underwriting income:
  Premiums earned                                                $    5,682,158  $    5,648,764  $   6,354,545
---------------------------------------------------------------------------------------------------------------
Underwriting deductions:
  Losses incurred                                                     3,932,805       5,066,245      4,699,991
  Loss adjustment expenses incurred                                     611,264         912,853        768,136
  Other underwriting expenses incurred                                1,668,713       1,674,370      1,646,098
---------------------------------------------------------------------------------------------------------------
Total underwriting deductions                                         6,212,782       7,653,468      7,114,225
---------------------------------------------------------------------------------------------------------------
Net underwriting loss                                                  (530,624)     (2,004,704)      (759,680)
---------------------------------------------------------------------------------------------------------------

Investment income:
  Net investment income earned                                          800,175         769,130        791,263
  Net realized capital gains (net of capital gains taxes:
  2011 - $90,032; 2010 - $169,323; 2009 - $57,389)                      166,901         294,941         93,056
---------------------------------------------------------------------------------------------------------------
Net investment gains                                                    967,076       1,064,071        884,319
---------------------------------------------------------------------------------------------------------------

Net loss from agents' or premium balances charged-off                   (16,296)        (30,549)       (25,860)
Finance and service charges not included in premiums                          -               -          4,596
Other (expense) income                                                  (29,775)         52,746         24,110
---------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS) AFTER CAPITAL GAINS TAXES AND BEFORE FEDERAL          390,381        (918,436)       127,485
INCOME TAXES
Federal income tax benefit                                             (104,195)       (141,920)      (122,307)
---------------------------------------------------------------------------------------------------------------
    NET INCOME (LOSS)                                            $      494,576  $     (776,516) $     249,792
===============================================================================================================
                                      CHANGES IN CAPITAL AND SURPLUS

Capital and surplus, as of December 31, previous year            $    6,673,099  $    5,872,354  $   5,413,173
  Adjustment to beginning surplus                                        26,048         (28,355)       (32,602)
---------------------------------------------------------------------------------------------------------------
Capital and surplus, as of January 1,                                 6,699,147       5,843,999      5,380,571

Changes in accounting principles (refer to Note 2)
    Adoption of SSAP 10R                                                      -               -        272,916
    Adoption of SSAP 43R                                                      -               -        (12,429)
Other changes in capital and surplus:
  Net income (loss)                                                     494,576        (776,516)       249,792
   Change in net unrealized capital gains (net of capital
    gains taxes: 2011 - $3,008; 2010 - $110,099; 2009 -
        $202,913)                                                        44,397        (161,330)      (113,064)
    Change in net deferred income tax                                   659,647        (396,374)        59,354
    Change in non-admitted assets                                      (926,257)        513,237       (318,767)
    Change in SSAP 10R                                                  189,739         (11,994)             -
    Change in provision for reinsurance                                  20,918         (10,819)         6,968
    Capital contribution                                                 67,381       1,947,275        343,286
    Return of capital                                                (1,414,078)              -              -
    Change in par value of common stock                                  (5,922)              -              -
    Dividends to stockholder                                           (137,458)       (301,343)             -
    Other surplus adjustments                                            (3,246)          1,494         (7,211)
    Foreign exchange translation                                        (21,541)         25,470         10,938
---------------------------------------------------------------------------------------------------------------
    Total changes in capital and surplus                             (1,031,844)        829,100        231,296
---------------------------------------------------------------------------------------------------------------
CAPITAL AND SURPLUS, AS OF DECEMBER 31,                          $    5,667,303  $    6,673,099  $   5,872,354
===============================================================================================================


                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                             STATEMENTS OF CASH FLOW
                                 STATUTORY BASIS
              FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009
                                 (000'S OMITTED)

----------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,                                                2011           2010          2009
----------------------------------------------------------------------------------------------------------------------
                                                     CASH FROM OPERATIONS
Premiums collected, net of reinsurance                                     $   5,411,186  $   5,414,448  $  6,306,324
Net investment income                                                            779,881        851,466       743,343
Miscellaneous (expense) income                                                   (86,020)        16,466        (2,769)
----------------------------------------------------------------------------------------------------------------------
  SUB-TOTAL                                                                    6,105,047      6,282,380     7,046,898

Benefit and loss related payments                                              3,905,372      4,340,008     4,597,184
Payment to an affiliate under the asbestos loss portfolio transfer               783,818             -             -
Commission and other expense paid                                              2,363,249      2,416,351     2,520,462
Dividends paid to policyholders                                                       -              -            233
Federal and foreign income taxes paid (recovered)                                 28,206       (370,410)     (296,845)
----------------------------------------------------------------------------------------------------------------------

  NET CASH (USED IN) PROVIDED FROM OPERATIONS                                   (975,598)      (103,569)      225,864
----------------------------------------------------------------------------------------------------------------------
                              CASH FROM INVESTMENTS
Proceeds from investments sold, matured, or repaid:
  Bonds                                                                        4,992,080      5,421,569     4,332,397
  Stocks                                                                         545,819      1,385,481     1,731,884
  Other                                                                          392,513        130,972       222,781
----------------------------------------------------------------------------------------------------------------------
  TOTAL PROCEEDS FROM INVESTMENTS SOLD, MATURED, OR REPAID                     5,930,412      6,938,022     6,287,062
----------------------------------------------------------------------------------------------------------------------

Cost of investments acquired:
  Bonds                                                                        7,448,761      4,509,137     6,666,144
  Stocks                                                                           9,769        622,754       496,025
  Other                                                                          250,178        240,465       107,966
----------------------------------------------------------------------------------------------------------------------
  TOTAL COST OF INVESTMENT ACQUIRED                                            7,708,708      5,372,356     7,270,135
----------------------------------------------------------------------------------------------------------------------
  NET CASH (USED IN) PROVIDED FROM INVESTING  ACTIVITIES                      (1,778,296)     1,565,666      (983,073)
----------------------------------------------------------------------------------------------------------------------

                  CASH FROM FINANCING AND MISCELLANEOUS SOURCES
Capital contribution                                                           1,942,747              -        91,418
Return of capital                                                             (1,414,078)             -            -
Change in par value of common stock                                               (5,922)             -            -
Dividends to stockholder                                                        (110,000)      (301,343)           -
Intercompany receivable and payable, net                                        (116,100)       169,364       771,557
Net deposit on deposit-type contracts and other insurance                         (1,723)        13,312        74,417
Equities in underwriting pools and association                                   356,715          6,643       125,605
Collateral deposit liability                                                     (40,411)       (13,384)       31,448
Other                                                                            (31,713)      (103,508)      (26,266)
----------------------------------------------------------------------------------------------------------------------

  NET CASH PROVIDED FROM (USED IN) FINANCING AND MISCELLANEOUS ACTIVITIES        579,515       (228,916)    1,068,179
----------------------------------------------------------------------------------------------------------------------

  NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS                               (2,174,379)     1,233,181       310,970
Cash and short-term investments:
  Beginning of year                                                            2,620,910      1,387,729     1,076,759
----------------------------------------------------------------------------------------------------------------------
  END OF YEAR                                                              $     446,531  $   2,620,910  $  1,387,729
======================================================================================================================


                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

A.    ORGANIZATION

      American Home Assurance Company (the Company or American Home) is a direct wholly-owned subsidiary of Chartis U.S., Inc., a Delaware corporation, which is in turn owned by Chartis, Inc. (Chartis), a Delaware corporation. The Company's ultimate parent is American International Group, Inc. (the Ultimate Parent or AIG). See Note 5 for information about recent developments regarding AIG and Chartis, Inc.

     Chartis conducts the general insurance operations of AIG. Chartis presents its financial information in two operating segments -- commercial insurance and consumer insurance - with the supporting claims, actuarial, and underwriting disciplines integrated into these two major business segments.

     On January 17, 2012, Chartis announced that it had aligned its geographic structure to enhance execution of its commercial and consumer strategies and to add greater focus on its growth economies initiatives. Under this framework, Chartis is organized under three major geographic areas: the Americas, Asia and EMEA (Europe, Middle East and Africa). Previously, Chartis was organized in four geographic areas: the United States & Canada, Europe, the Far East, and Growth Economies (primarily consisting of Asia Pacific, the Middle East, and Latin America). This had no impact on the Company.

     The Company writes substantially all lines of property and casualty insurance with an emphasis on U.S. commercial business. In addition to writing substantially all classes of business insurance, including large commercial or industrial property insurance, excess liability, inland marine, environmental, workers' compensation and excess and umbrella coverages, the Company offers many specialized forms of insurance such as aviation, accident and health, warranty, equipment breakdown, directors and officers liability, difference in conditions, kidnap-ransom, export credit and political risk, and various types of errors and omissions coverages. Through AIG's risk management operation, the Company provides insurance and risk management programs to large corporate customers. In addition, through AIG's risk solution operation, the Company provides its customized structured products and through the Private Client Group the Company provides personal lines insurance to high-net-worth individuals.

     The Company remains diversified both in terms of classes of business and geographic locations. For calendar year 2011, 21.9 percent of its net premiums written represented workers' compensation business. Relative to geographic location, 86.4 percent of the Company's direct premiums written were foreign sourced, the majority of which was Japan based. U.S. resident business accounted for 13.6 percent of the Company's direct writings. No state accounted for more than 5.0 percent of such premiums.

     The Company is party to that certain Amended and Restated Inter-company Pooling Agreement, dated October 1, 2011 among the companies listed below (the Admitted Pooling Agreement), which nine companies are each a member of the Admitted Companies Pool (the Admitted Pool) governed by the Admitted Pooling Agreement. The changes to the Admitted Companies Pooling Agreement were not material and were intended to clarify certain provisions and to consolidate and modernize the 1978 agreement with 14 addenda into one document. The

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


     member  companies,  their National  Association of Insurance  Commissioners
     (NAIC) company codes, inter-company pooling percentages and states of domicile are as follows:

                                                                                   POOL
                                                                       NAIC    PARTICIPATION    STATE OF
    COMPANY                                                           CO CODE    PERCENTAGE     DOMICILE
    --------                                                          -------  -------------  -------------
(1) National Union Fire Ins. Co. of Pittsburgh, Pa. (National Union)*  19445        38%       Pennsylvania
(2) American Home                                                      19380        36%         New York
(3) Commerce and Industry Insurance Company  (C&I)                     19410        11%         New York
(4) Chartis Property Casualty Company (Chartis PC)                     19402         5%       Pennsylvania
(5) New Hampshire Insurance Company (New Hampshire)                    23841         5%       Pennsylvania
(6) The Insurance Company of the State of Pennsylvania (ISOP)          19429         5%       Pennsylvania
(7) Chartis Casualty Company                                           40258         0%       Pennsylvania
(8) Granite State Insurance Company                                    23809         0%       Pennsylvania
(9) Illinois National Insurance Co.                                    23817         0%         Illinois
* Lead Company

      The accompanying financial statements include the Company's U.S. operation and the operation of its Japan branch and its participation in the Chartis Overseas Association (the Association).

      The Company accepts business mainly from insurance brokers, enabling selection of specialized markets and retention of underwriting control. Any licensed insurance broker is able to submit business to the Company, but such broker has no authority to commit the Company to accept risk. In addition, the Company utilizes certain managing general agents and third party administrators for policy issuance and administration, underwriting, and claims adjustment services.

      The Company has significant transactions with AIG and affiliates and participates in the Admitted Pool. Refer to Note 5 for additional information.

B.    SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

      PRESCRIBED OR PERMITTED STATUTORY ACCOUNTING PRACTICES:

      The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services (formerly the Insurance Department of the State of New York) (NY SAP).

      NY SAP recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the New York Insurance Law. The NAIC's Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the State of New York. The Superintendent of the New York State Department of Financial Services (the Superintendent) has the right to permit other specific practices that deviate from prescribed practices.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


      NY SAP has adopted certain accounting practices that differ from those set forth in NAIC SAP; specifically the prescribed practices of (1) allowing the discounting of workers compensation known case loss reserves on a non-tabular basis; under NAIC SAP, non-tabular discounting of reserves is not permitted; and (2) NY SAP Regulation 20 (Regulation 20) allows certain offsets to the provision for reinsurance that are not permitted under NAIC SAP.

      A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed or permitted by NY SAP is shown below:

-------------------------------------------------------------------------------------------------
DECEMBER 31,                                                2011           2010         2009
-------------------------------------------------------------------------------------------------
Net income (loss) , NY SAP                              $    494,576  $   (776,516) $    249,792
State prescribed practices - addition (deduction):
  Non-tabular discounting                                     60,114       (27,631)      (89,222)
-------------------------------------------------------------------------------------------------
NET INCOME (LOSS), NAIC SAP                             $    554,690  $   (804,147) $    160,570
==================================================================================================
Statutory surplus, NY SAP                               $  5,667,303  $  6,673,099  $  5,872,354
State prescribed or permitted practices - (charge):
  Non-tabular discounting                                   (384,510)     (444,624)     (416,993)
  Credits for reinsurance                                    (94,824)     (172,413)     (190,105)
-------------------------------------------------------------------------------------------------
STATUTORY SURPLUS, NAIC SAP                             $  5,187,969  $  6,056,062  $  5,265,256
==================================================================================================

      With the concurrence of the New York State Department of Financial Services (NY DFS), the Company has discounted certain of its asbestos reserves, specifically, those for which future payments have been identified as fixed and determinable.

      The use of all the aforementioned prescribed practices has not adversely affected the Company's ability to comply with the NAIC's risk based capital and surplus requirements for the 2011, 2010 and 2009 reporting periods.

      STATUTORY   ACCOUNTING   PRACTICES  AND  GENERALLY   ACCEPTED   ACCOUNTING
      PRINCIPLES:

      NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (GAAP). NAIC SAP and NY SAP vary in certain respects from GAAP. A description of certain of these accounting differences is set forth below:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


      Under GAAP:

      a. Costs that vary directly with acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are deferred and amortized over the periods covered by the underlying policies or reinsurance agreements;

      b.    Statutory  basis  adjustments,   such  as  non-admitted  assets  and
            unauthorized reinsurance, are restored to surplus;

      c. The equity in earnings of affiliates with ownership between 20.0 percent and 50.0 percent is included in net income, and investments in subsidiaries with greater than 50.0 percent ownership are consolidated;

      d. The reserves for losses and loss adjustment expenses (LAE) and unearned premium reserves are presented gross of ceded reinsurance by establishing a reinsurance asset;

      e. Debt and equity securities deemed to be available-for-sale and trading securities are reported at fair value. The difference between cost and fair value of securities available-for-sale is reflected net of related deferred income tax, as a separate component of accumulated other comprehensive income in shareholder's equity. For trading and fair value option securities, the difference between cost and fair value is included in income, while securities held to maturity are valued at amortized cost;

      f. Direct written premium contracts that do not have sufficient risk transfer are treated as deposit accounting liabilities;

      g. Insurance and reinsurance contracts recorded as retroactive require the deferral and amortization of accounting gains over the settlement period of the ceded claim recoveries. Losses are recognized in the Statements of Operations;

      h. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. The provision for deferred income taxes is reported in the Statements of Operations;

      i. For structured settlements in which the reporting entity has not been legally released from its obligation with the claimant (i.e. remains as the primary obligor), GAAP requires the deferral of any gain resulting from the purchase of a structured settlement annuity and to present an asset for the amounts to be recovered from such annuities;

      j. Entities termed variable interest entities (VIEs) in which equity investors do not have the characteristics of controlling interest, or do not have sufficient equity at risk to finance its activities without additional subordinated financial support from other parties, are subject to consolidation by the entity that will absorb the majority of the VIE's expected losses or residual returns, if they occur;

      k. Investments in limited partnerships, hedge funds and private equity interests over which the Company has influence are accounted for using the equity method with changes in interest included in net realized

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


            investment gains. Interest over which the Company does not have influence are reported, net of tax, as a component of accumulated other comprehensive income in shareholder's equity; and

      l. The statement of cash flow defers in certain respects from the presentation required under NAIC, including the presentation of changes in cash and cash equivalents.

      Under NAIC SAP:

      a. Costs that vary directly with acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are immediately expensed;

      b.    Statutory  basis  adjustments,   such  as  non-admitted  assets  and
            unauthorized reinsurance are charged directly to surplus;

      c. Subsidiaries are not consolidated. The equity in earnings of affiliates is included in unrealized appreciation/(depreciation) of investments which is reported directly in surplus. Dividends are reported as investment income;

      d. The reserve for losses and LAE and unearned premium reserves are presented net of ceded reinsurance;

      e. NAIC investment grade debt securities are reported at amortized cost, while NAIC non-investment grade debt securities (NAIC rated 3 to 6) are reported at lower of cost or fair value;

      f. Direct written premium contracts are reported as insurance as long as policies are issued in accordance with insurance requirements;

      g. Insurance and reinsurance contracts recorded as retroactive receive special accounting treatment. Gains and losses are recognized in the Statements of Operations and surplus is segregated to the extent gains are recognized. Certain retroactive intercompany reinsurance contracts are accounted for as prospective reinsurance if there is no gain in surplus as a result of the transaction;

      h. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. Changes in deferred income taxes are charged directly to surplus and have no impact on statutory earnings. The admissibility of deferred tax assets is limited by statutory guidance;

      i. For structured settlement annuities where the claimant is the payee, statutory accounting treats these settlements as completed transactions and considers the earnings process complete (thereby allowing for immediate gain recognition), regardless of whether or not the reporting entity is the owner of the annuity;

      j.    NAIC SAP does not require consolidation of VIEs;

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


      k. Investments in partnerships, hedge funds and private equity interests are carried at the underlying GAAP equity with results from operations reflected in unrealized gains and losses in the Statements of Changes in Capital and Surplus; and

      l. The statutory statement of cash flow defers in certain respects from the GAAP presentation, including the presentation of changes in cash and short term investments instead of cash equivalents and certain miscellaneous sources are excluded from operational cash flows.

      The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.


      SIGNIFICANT STATUTORY ACCOUNTING PRACTICES:

      A summary of the Company's significant statutory accounting practices are as follows:

      Use of Estimates: The preparation of financial statements in conformity with NY SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. On an ongoing basis, the Company evaluates all of its estimates and assumptions. NY SAP also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from management's estimates. The significant estimates were used for loss and LAE, certain reinsurance balances, admissibility of deferred taxes, allowance for doubtful accounts and the carrying value of certain investments.

      Invested Assets: The Company's invested assets are accounted for as follows:

      o Cash, Cash Equivalents and Short-term Investments: The Company considers all highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase to be short-term investments. Short-term investments are carried at amortized cost which approximates fair value (as designated by the NAIC Capital Markets and Investment Analysis Office formerly known as NAIC Securities Valuation Office). Cash is in a negative position when outstanding checks exceed cash-on-hand in operating bank accounts. The Company maximizes its investment return by investing a significant amount of cash-on-hand in short term investments. Short term investments are recorded separately from cash in the accompanying financial statements. The Company funds cash accounts daily using funds from short term investments. As required by the NAIC SAP, the negative cash balance is presented as an asset. Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less, that are both (a) readily convertible to known amounts of cash, and (b) so near their maturity that they present insignificant risk of changes in value because of changes in interest rates.

      o Bonds: Bonds with an NAIC designation of 1 and 2 are carried at amortized cost using the scientific method. Bonds with an NAIC designation of 3 to 6 are carried at the lower of amortized cost or fair value. Bonds that have not been filed with the NAIC Capital Markets and Investment Analysis Office within one year of purchase receive a "6*" rating and are carried at zero value, with a charge to unrealized investment loss.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


            Bonds filed with the NAIC Capital Markets and Investment Analysis Office which receive a "6*" can carry a value greater than zero. If a bond is determined to have an other-than-temporary impairment
            (OTTI) in value the cost basis is written down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains (Losses) as a realized loss.

            In periods subsequent to the recognition of an OTTI loss for bonds, the Company generally accretes the difference between the new cost basis and the cash flows expected to be collected, if applicable, as interest income over the remaining life of the security based on the amount and timing of future estimated cash flows.

            Loan-backed and structured securities are carried at amortized cost and generally are more likely to be prepaid than other fixed maturities. As of December 31, 2011 and 2010, the fair value of the Company's loan-backed and structured securities approximated $3,936,226 and $597,315, respectively. Loan-backed and structured securities include prepayment assumptions used at the purchase date and valuation changes caused by changes in estimated cash flow and are valued using the retrospective method. Prepayment assumptions for loan-backed and structured securities were obtained from independent third party services or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

            As described in Note 2 - Accounting Changes, the Company adopted a change in its OTTI accounting principle pertaining to loan-backed and structured securities in the third quarter of 2009 when it adopted SSAP No. 43R (Revised), Loan-backed and Structured Securities (SSAP 43R). Under SSAP 43R, credit-related OTTI for loan-backed and structured securities is based on projected discounted cash flows, whereas, credit-related OTTI for loan-backed and structured securities was previously based on projected undiscounted cash flows under SSAP 43.

      o Common and Preferred Stocks: Unaffiliated common stocks are carried principally at fair value. Perpetual preferred stocks with an NAIC rating of P1 or P2 are carried at fair value. Redeemable preferred stocks with an NAIC rating of RP1 or RP2 that are subject to a 100 percent mandatory sinking fund or paid in-kind are carried at amortized cost. All below investment grade, NAIC 3 to 6 preferred stocks, are carried at the lower of amortized cost or fair value.

            Investments in non-publicly traded affiliates are recorded based on the underlying audited equity of the respective entity's financial statements. The Company's share of undistributed earnings and losses of the affiliates are reported in the Unassigned Surplus as unrealized gains and losses.

      o Other Invested Assets: Other invested assets include primarily partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements. Joint ventures and partnership investments are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains or losses. For investments in joint ventures and partnerships that are determined to have an OTTI in value, the cost basis is written down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains/(Losses) as a realized loss. Investments in collateral loans are carried at their outstanding principal balance plus related accrued interest, less impairments, if any, and are admitted assets to the extent the fair value of the underlying collateral value equals or exceeds 100 percent of the recorded loan balance.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


      o Derivatives: The fair values of derivatives are determined using quoted prices in active markets and other market-evidence whenever possible, including market-based inputs to model, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. The Company's cross-currency swaps are accounted for under SSAP No. 86, entitled "Accounting for Derivative Instruments and Hedging Transactions" (SSAP 86). None of the cross-currency swaps meet the hedging requirements under SSAP 86, and therefore the change in fair value of such derivatives are recorded as unrealized gains or losses in Unassigned Surplus in the Statements of Operations and Changes in Capital and Surplus. When the contract expires, realized gains and losses are recorded in investment income.

      o Net Investment Gains: Net investment gains consist of net investment income earned and realized gains or losses from the disposition or impairment of investments. Net investment income earned includes accrued interest, accrued dividends and distributions from partnerships and joint ventures. Investment income is recorded as earned. Realized gains or losses on the disposition of investments are determined on the basis of the specific identification.

            Investment income due and accrued is assessed for collectability. The Company writes off investment income due and accrued when it is probable that the amount is uncollectible by recording a charge against investment income in the period such determination is made. Any amounts over 90 days past due which have not been written-off are non-admitted by the Company. As of December 31, 2011 and 2010, no material amount of investment income due and accrued was determined to be uncollectible or non-admitted.

      o Unrealized Gains (Losses): Unrealized gains (losses) on all stocks, bonds carried at fair value, joint ventures, partnerships, derivatives and foreign currency translation are credited or charged to Unassigned Surplus.

     Other Than Temporary Impairment:

     The Company regularly evaluates its investments for OTTI in value. The determination that a security has incurred an OTTI in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of their investment portfolio.

     The Company's policy for determining OTTI has been established in accordance with the prescribed NAIC SAP guidance, including SSAP 43R, SSAP No. 26 - Bonds, Excluding Loan Backed and Structured Securities, SSAP No 30 - Investments in Common Stock (excluding investments in common stock of subsidiary, controlled, or affiliated entities), SSAP No 48 -- Joint Ventures, Partnerships and Limited Liability Companies, and INT 06-07 Definition of Phrase "Other Than Temporary".

     For bonds, other than loan-backed and structured securities, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the contractual terms in effect at the acquisition date of the debt security. For loan-backed and structured securities, when a credit-related OTTI is present, the amount of OTTI recognized as a realized loss is equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected. If a bond is determined to have OTTI in value the cost basis is written down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Losses. In general, a security is considered a candidate for OTTI if it meets any of the following criteria:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


            - Trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time (nine consecutive months or longer); or

            - The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation, (ii) the issuer seeking protection from creditors under the bankruptcy law as or any similar laws intended for court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

            -     The  Company  may  not  realize  a  full   recovery  on  their
                  investment, irrespective of the occurrence of one of the foregoing events.

      Common and preferred stock investments whose fair value is less than their book value for a period greater than twelve months are considered a candidate for OTTI. Once a candidate for impairment has been identified, the investment must be analyzed to determine if any impairment would be considered other than temporary. Factors include:

            -     The  Company  may  not  realize  a  full   recovery  on  their
                  investment;

            -     Fundamental credit issues of the issuer;

            - An intent to sell the investment prior to the recovery of cost of the investment; or

            - Any other qualitative/quantitative factors that would indicate that an OTTI has occurred.

     Limited partnership investments whose fair value is less than its book value for a period greater than twelve months with a significant unrealized loss are considered a candidate for OTTI. Once a candidate for impairment has been identified, the investment must be analyzed to determine if any impairment would be considered other than temporary. Factors to consider include:

            - An order of liquidation or other fundamental credit issues with the partnership;

            - Evaluation of the cash flow activity between the Company and the partnership or fund during the year;

            - Evaluation of the current stage of the life cycle of the investment;

            - An intent to sell the investment prior to the recovery of cost of the investment; or

            - Any other qualitative/quantitative factors that would indicate that an OTTI has occurred.

     Revenue Recognition: Direct written premiums are primarily earned on a pro-rata basis over the terms of the policies to which they relate. For policies with exposure periods greater than thirteen months, premiums are earned in accordance with the methods prescribed in SSAP No. 65, Property and Casualty Contracts (SSAP 65). Accordingly, unearned premiums represent the portion of premiums written which are applicable to the unexpired

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


      terms of policies in force. Ceded premiums are amortized into income over the contract period in proportion to the protection received.

      Premium estimates for retrospectively rated policies are recognized within the periods in which the related losses are incurred. In accordance with SSAP No. 66, Retrospectively Rated Contracts (SSAP 66), the Company estimates accrued retrospectively rated premium adjustments using the application of historical ratios of retrospectively rated premium development. The Company records accrued retrospectively rated premiums as an adjustment to written and earned premiums. The Company establishes non-admitted assets for 100 percent of amounts recoverable where any agent's balance or uncollected premium has been classified as non-admitted and thereafter for 10 percent of any amounts recoverable not offset by retrospectively return premiums or collateral. At December 31, 2011 and 2010, accrued premiums related to the Company's retrospectively rated return contracts amounted to $1,377,347 and $1,447,644, respectively, net of non-admitted premium balances of $58,213 and $55,910, respectively.

      Net written premiums that were subject to retrospective rating features were as follows:

      --------------------------------------------------------------------------
      For the years ended December 31,           2011         2010        2009
      --------------------------------------------------------------------------
      Net written premiums subject to
        retrospectively rated premiums        $  350,717   $  522,917  $ 526,445
      Percentage of total net written
        premiums                                     6.6%        10.1%       8.7%
      --------------------------------------------------------------------------

      Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date. In accordance with SSAP No. 53, Property and Casualty Contracts -- Premiums (SSAP 53), the Company records the audit premium estimates as an adjustment to written premium, and earns these premiums immediately. For premium estimates that result in a return of premium to the policyholder, the Company immediately reduces earned premiums. When the premium exceeds the amount of collateral held, a non-admitted asset (equivalent to 10.0 percent of this excess amount) is recorded.

      In accordance with SSAP 53, the Company reviews its ultimate losses with respect to its unearned premium reserves. A premium deficiency liability is established if the premium reserves are not sufficient to cover the ultimate loss projection and associated acquisition expenses. Investment income is not considered in the calculation.

      For certain lines of business for which an insurance policy is issued on a claims-made basis, the Company offers to its insureds the option to purchase an extended reporting endorsement which permits the extended reporting of insured events after the termination of the claims-made contract. Extended reporting endorsements modify the discovery period of the underlying contract and can be for a defined period (e.g., six months, one year, five years) or an indefinite period. For defined reporting periods, premiums are earned over the term of the fixed period. For indefinite reporting periods, premiums are fully earned as written and loss and LAE liabilities associated with the unreported claims are recognized immediately.

      For warranty insurance, the Company will generally offer reimbursement coverage on service contracts issued by an authorized administrator and sold through a particular retail channel. Premiums are recognized over the life of the reimbursement policy in proportion to the expected loss emergence. The expected loss emergence can vary

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


      substantially by policy due to the characteristics of products sold by the retailer, the terms and conditions of service contracts sold as well as the duration of an original warranty provided by the equipment manufacturer. The Company reviews all such factors to produce earnings curves which approximate the expected loss emergence for a particular contract in order to recognize the revenue earned.

      Reinsurance: Ceded premiums, commissions, expense reimbursements and reserves related to ceded business are accounted for on a basis consistent with that used in accounting for the original contracts issued and the terms of the reinsurance contract. Ceded premiums are reported as a reduction of premium earned. Amounts applicable to ceded reinsurance for unearned premium reserves, and reserves for losses and LAE have been reported as a reduction of these items, and expense allowances received in connection with ceded reinsurance are accounted for as a reduction of the related acquisition cost.

      Retroactive Reinsurance: Retroactive reinsurance reserves are reported separately in the balance sheet. Gains or losses are recognized in the
      Statements of Operations and Changes in Capital and Surplus as part of Other Income. Surplus gains are reported as segregated unassigned surplus until the actual retroactive reinsurance recovered exceeds the consideration paid.

      Deposit Accounting: Assumed and ceded reinsurance contracts which based on internal analysis, do not transfer a sufficient amount of insurance risk are recorded as deposit accounting transactions. In accordance with SSAP 62R, the Company records the net consideration paid or received as a deposit asset or liability, respectively. The deposit asset is reported as admitted if i) the assuming company is licensed, accredited or qualified by NY DFS; or ii) the collateral (i.e.: funds withheld, letters of credit or trusts provided by the reinsurer) meets all the requirements of NY SAP. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and the expected future payments with a corresponding credit or charge to other gain in the Statements of Operations and Changes in Capital and Surplus.

      High Deductible Policies: In accordance with SSAP 65, the Company establishes loss reserves for high deductible policies net of deductibles (or reserve credits). As of December 31, 2011 and 2010, the amount of reserve credits recorded for high deductibles on unpaid claims amounted to $3,698,960 and $3,637,096, respectively.

      The Company establishes a non-admitted asset for 10 percent of paid loss recoverables, on high deductible policies, in excess of collateral held on an individual insured basis, or for 100 percent of paid loss recoverables where no collateral is held. As of December 31, 2011 and 2010, the net amount billed and recoverable on paid claims was $63,117 and $66,818, respectively, of which $25,005 and $33,870, respectively, were non-admitted. Additionally, the Company establishes an allowance for doubtful accounts for such paid loss recoverables in excess of collateral and after non-admitted assets, and does not recognize reserve credits where paid loss credits are deemed by the Company to be uncollectible.

      Foreign Property Casualty Business: As agreed with the NY DFS, the Company accounts for its participation in the business of the Association by (a) recording its net (after pooling) participation of such business as direct writings in its statutory financial statements; (b) recording in the
      Statements of Operations and Changes in Capital and Surplus its participation in the results of underwriting and investment income; and,
      (c) recording in the statements of admitted assets and liabilities, capital and surplus, its participation in the significant insurance and reinsurance balances; its net participation in all other assets (such as the invested assets) and liabilities has been recorded in Equities in Underwriting Pools and Associations.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


      Commissions and Underwriting Expenses: Commissions, premium taxes, and certain underwriting expenses related to premiums written are charged to income at the time the premiums are written and are included in Other Underwriting Expenses Incurred. In accordance with SSAP 62R, the Company records a liability, equal to the difference between the acquisition cost and the reinsurance commissions received, on those instances where ceding commissions paid exceed the acquisition cost of the business ceded. The liability is amortized pro rata over the effective period of the reinsurance agreement in proportion to the amount of coverage provided under the reinsurance contract.

      Reserves for Losses and LAE: The reserves for losses and LAE, including IBNR losses, are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are continually reviewed and updated as needed, and any resulting adjustments are recorded in the current period. Accordingly, losses and LAE are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

      The Company discounts its loss reserves on workers' compensation claims as follows:

      The calculation of the Company's workers' compensation tabular discount is based upon the 1979-81 Decennial Mortality Table, and applying a 3.5 percent interest rate. As of December 31, 2011 and 2010, the Company's tabular discount amounted to $202,786 and $284,288, respectively, all of which were applied against the Company's case reserves.

      The calculation of the Company's workers' compensation non-tabular discount is based upon the Company's own payout pattern and a 5.0 percent interest rate as prescribed by NY SAP. As of December 31, 2011 and 2010, the Company's non-tabular discount amounted to $384,510 and $444,624, respectively, all of which were applied against the Company's case reserves. As of December 31, 2011 and 2010, the discounted reserves for losses (net of reinsurance) were $1,704,799 and $1,770,687, respectively.

      Foreign Exchange: Assets and liabilities denominated in foreign currencies are translated at the rate of exchange in effect at the close of the reporting period. Revenues, expenses, gains, losses and surplus adjustments are translated using weighted average exchange rates. Unrealized gains and losses from translating balances from foreign currency into United States currency are recorded as adjustments to surplus. Realized gains and losses resulting from foreign currency transactions are included in Other Income in the Statements of Operations and Changes in Capital and Surplus.

      Statutory Basis Reserves: Certain required statutory basis reserves, principally the provision for reinsurance, are charged to surplus and reflected as a liability of the Company.

      Policyholders' Dividends: Dividends to policyholders are charged to income as declared.

      Capital and Surplus: Common capital stock and capital in excess of par value represent amounts received by the Company in exchange for shares issued. The common capital stock represents the number of shares issued multiplied by par value per share. Capital in excess of par value represents the value received by the Company in excess of the par value per share and subsequent capital contributions in cash or in kind from its shareholder.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


      Non-Admitted Assets: Certain assets, principally electronic data processing (EDP) equipment, software, leasehold improvements, certain overdue agents' balances, accrued retrospective premiums, certain deposit accounting assets that do not meet all of the NY DFS requirements for admissibility, prepaid expenses, certain deferred taxes that exceed statutory guidance and unsupported current taxes are designated as non-admitted assets and are directly charged to Unassigned Surplus. EDP equipment primarily consists of non-operating software and is depreciated over its useful life, generally not exceeding 5 years. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement. For the years ended December 31, 2011 and 2010, depreciation and amortization expense amounted to $14,394 and $18,468, and accumulated depreciation as of
      December   31,  2011  and  2010   amounted  to  $153,908   and   $139,515,
      respectively.

      Reclassifications: Certain balances contained in the 2010 and 2009 financial statements have been reclassified to conform to the current year's presentation.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


NOTE 2 - ACCOUNTING ADJUSTMENTS TO STATUTORY BASIS FINANCIAL STATEMENTS

A.   CHANGE IN ACCOUNTING PRINCIPLES:

In 2011, the Company adopted the following change in accounting principles:

SSAP 35R

The Company adopted SSAP 35 -- Revised - Guaranty Fund and Other Assessments (SSAP 35R) effective for the reporting period beginning January 1, 2011. Under the new guidance, entities subject to assessments would recognize liabilities only when all of the following conditions would be met:

      1. An assessment has been imposed or information available prior to the issuance of the statutory financial statements indicates that it is probable that an assessment will be imposed;

      2. The event obligating an entity to pay an imposed or probable assessment has occurred on or before the date of the statutory financial statements; and

      3.    The amount of the assessment can be reasonably estimated.

For premium based assessments, the amount to be accrued would be based only on current year premiums written and not estimated future premiums written.

Under SSAP 35R, accounting for guaranty fund assessments would be determined in accordance with the type of guaranty fund assessment imposed. Additionally, SSAP 35R allows the anticipated recoverables from policy surcharges and premium tax offsets from accrued liability assessments to be an admitted asset.

The adoption of SSAP 35R did not impact the Company's surplus as the accrual was consistent with the new guidelines.

In 2010, the Company adopted the following change in accounting principles:

SSAP 100

The Company adopted SSAP No. 100, Fair Value Measurements (SSAP 100), effective for reporting periods ending December 31, 2010 and thereafter. SSAP 100 defines fair value, establishes a framework for measuring fair value and expands disclosure requirements regarding fair value measurements but does not change existing guidance about whether an asset or liability is carried at fair value. There were no changes in surplus as a result of this adoption.

In 2009, the Company adopted the following changes in accounting principles:

SSAP 43R

In the third quarter of 2009, the Company adopted SSAP 43R. Pursuant to SSAP 43R, if the fair value of a loan-backed or structured security is less than its amortized cost basis at the balance sheet date, an entity shall assess whether the

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


impairment is other-than temporary. When an impairment is present, SSAP 43R requires the recognition of credit-related OTTI for loan-backed and structured securities when the projected discounted cash flows for a particular security are less than the security's amortized cost. When a credit-related OTTI is present, the amount of OTTI recognized as a realized loss shall be equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected. Under the prescribed OTTI guidance for loan-backed and structured securities in the SSAP 43 that was in effect prior to the third quarter of 2009, OTTI was recognized when the amortized cost basis of a security exceeded undiscounted cash flows and such securities were written down to the amount of the undiscounted cash flows.

SSAP 43R required application to existing and new investments held by a reporting entity on or after September 30, 2009. The guidance in SSAP 43R that was effective in the third quarter of 2009 required the identification of all the loan-backed and structured securities for which an OTTI had been previously recognized and may result in OTTI being recognized on certain securities that previously were not considered impaired under SSAP 43. For this population of securities, if a reporting entity did not intend to sell the security, and had the intent and ability to retain the investment in the security for a period of time sufficient to recover the amortized cost basis, the reporting entity should have recognized the cumulative effect of initially applying SSAP 43R as an adjustment to the opening balance of unassigned funds with a corresponding adjustment to applicable financial statement elements.

As a result of the adoption of SSAP 43R, the Company recognized the following cumulative effect adjustment (CEA) in its 2009 statutory-basis financial statements, net of the related tax effect:

                                                        Direct (Charge) or
                                                             Credit to
                                                        Unassigned Surplus
                                                       -------------------

Gross cumulative effect adjustment (CEA)
- Net increase in the amortized cost of
loan-backed and structured
securities at adoption                                 $          (19,122)

Deferred tax on gross CEA                                           6,693
                                                       -------------------

Net cumulative effect of Change in Accounting
Principle included in the Statement of Capital
and Surplus                                            $          (12,429)
                                                       ===================

SSAP 10R

On December 7, 2009, the NAIC voted to approve SSAP No. 10R, Income Taxes -- Revised, A Temporary Replacement of SSAP No. 10 (SSAP 10R). The new standard is effective December 31, 2009 for 2009 and 2010 interim and annual periods. The Company adopted SSAP 10R to account for its income taxes in its 2009 annual filing. Income tax expense and deferred tax are recorded, and deferred tax assets are admitted in accordance with SSAP 10R. In addition to the admissibility test on deferred tax assets, SSAP 10R requires assessing the need for a valuation allowance on deferred tax assets. In accordance with the additional requirements, the Company assesses its ability to realize deferred tax assets primarily based on the earnings history, the future earnings potential, the reversal of taxable temporary differences, and the tax planning strategies available to the Company when recognizing deferred tax assets.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


In its 2009 annual filing, the Company admitted additional deferred tax assets of $272,916 as a result of the adoption of SSAP 10R.

B.    OTHER ADJUSTMENTS TO SURPLUS:

The Company has dedicated significant effort to the resolution of ongoing weaknesses in internal controls. As a result of these remediation efforts, management concluded that adjustments should be made to the Assets, Liabilities, and Capital and Surplus as reported in the Company's 2010, 2009 and 2008 annual statutory basis financial statements. While these adjustments were noteworthy, after evaluating the quantitative and qualitative aspects of these corrections, the Company concluded that its prior period financial statements were not materially misstated and, therefore, no restatement was required. These adjustments resulted in after tax statutory (charges) credits that in accordance with SSAP No. 3 Accounting Changes and Correction of Errors, have been reported as an adjustment to Unassigned Surplus as of January 1, 2011, 2010 and 2009. The impact of these adjustments on policyholder surplus as of January 1, 2011, 2010 and 2009 is as follows:

----------------------------------------------------------------------------------------------------------------
                                                               POLICYHOLDERS  TOTAL ADMITTED
                                                                  SURPLUS        ASSETS        TOTAL LIABILITIES
----------------------------------------------------------------------------------------------------------------
BALANCE AT DECEMBER 31, 2010                                   $   6,673,099  $  26,416,595    $    19,743,496
Adjustments to beginning Capital and Surplus:
   Asset realization (includes $897 of deemed capital
    contribution)                                                     47,679         47,679                -
   Liability correction                                              (23,911)           -               23,911
   Income taxes                                                        2,280          2,280                -
----------------------------------------------------------------------------------------------------------------
       TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS             26,048         49,959             23,911
----------------------------------------------------------------------------------------------------------------
BALANCE AT JANUARY 1, 2011, AS ADJUSTED                        $   6,699,147  $  26,466,554    $    19,767,407
================================================================================================================

An explanation for each of the adjustments for prior period's corrections is described below:

Asset realization - The increase in net admitted assets is primarily the result of: (a) a pooling correction in equities and deposits in pools and associations;
(b) an adjustment of an intangible asset; and (c) miscellaneous reserve adjustments; partially offset by (d) a miscellaneous non-admitted asset adjustment; (e) a correction of non-admitted assets related to retro premium and high deductible recoverable; and (f) other small miscellaneous adjustments.

Liability correction - The increase in total liabilities is primarily the result of: (a) an increase in IBNR as a result of the reversal of asbestos reserves related to coverage in place agreements; and (b) adjustment of paid losses and loss reserves; partially offset by (c) miscellaneous reserve adjustments; and
(d) other small miscellaneous adjustments.

Income taxes - The increase in taxes is primarily the result of: (a) adjustments to the current tax assets and tax liabilities, and (b) the tax effect of the corresponding change in asset realization and liability corrections.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                                               POLICYHOLDERS  TOTAL ADMITTED
                                                                  SURPLUS         ASSETS      TOTAL LIABILITIES
----------------------------------------------------------------------------------------------------------------
BALANCE AT DECEMBER 31, 2009                                   $   5,872,354  $   25,002,928  $      19,130,574
Adjustments to beginning Capital and Surplus:
    Asset realization                                                  2,147           2,147               -
    Liability correction                                             (23,800)            -               23,800
    Income taxes                                                      (6,702)         (6,702)              -
----------------------------------------------------------------------------------------------------------------
       TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS            (28,355)         (4,555)            23,800
----------------------------------------------------------------------------------------------------------------
BALANCE AT JANUARY 1, 2010, AS ADJUSTED                        $   5,843,999  $   24,998,373  $      19,154,374
================================================================================================================

An explanation for each of the adjustments for prior period's corrections is described below:

Asset realization - The increase in net admitted assets is primarily the result of (a) an increase in equities and deposits in pools and associations resulting from miscellaneous 2009 audit adjustments identified at the Association after the filing of the Company's 2009 financial statements; partially offset by (b) a decrease in miscellaneous accounts receivable that should have been recorded in prior periods; and (c) other small miscellaneous adjustments.

Liability correction - The increase in total liabilities is primarily the result of (a) an increase in loss reserves to correct prior year calculations related to insolvent reinsurers and commuted reinsurance agreements; (b) an increase in IBNR; (c) a correction of deposit liability balances; and (d) other small miscellaneous adjustments.

Income taxes - The (increase)/decrease in taxes is primarily the result of (a) adjustments to the deferred tax inventory, and (b) the tax effect of the corresponding change in asset realization and liability corrections.

----------------------------------------------------------------------------------------------------------------
                                                               POLICYHOLDERS  TOTAL ADMITTED
                                                                  SURPLUS         ASSETS      TOTAL LIABILITIES
----------------------------------------------------------------------------------------------------------------
BALANCE AT DECEMBER 31, 2008                                   $   5,413,173  $   25,417,968  $      20,004,795
Adjustments to beginning Capital and Surplus:
    Asset realization                                                 30,679          30,679                -
    Liability correction                                             (97,307)            -               97,307

    Federal income taxes (includes $5,044 of deemed capital
       contribution)                                                  34,026          34,026                -
----------------------------------------------------------------------------------------------------------------
       TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS            (32,602)         64,705             97,307
----------------------------------------------------------------------------------------------------------------
BALANCE AT JANUARY 1, 2009, AS ADJUSTED                        $   5,380,571  $   25,482,673  $      20,102,102
================================================================================================================

An explanation for each of the adjustments for prior period's corrections is described below:

Asset  realization - The increase in admitted assets is primarily the result of:
(a) adjustments reported by the Association as of December 31, 2009 (carrying value of affiliates, foreign exchange, and reinsurance balances); (b) the reversal of a duplicate reinsurance payable balance (which had been netted against reinsurance recoverables); and (c) increases to the carrying values of certain affiliates.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


Liability  correction - The increase in  liabilities is primarily the result of:
(a) adjustments to historical carried case and unearned premium reserves; (b) an adjustment to the revenue recognition policy for a specific insurance contract, resulting in the re-establishment of unearned premium reserves; (c) the accrual of an unrecorded liability for claim handling expenses; and (d) several remediation-related reinsurance accounting adjustments (including reconciliation adjustments and insolvency/commutation write-offs).

Income taxes - The decrease in federal  income taxes is primarily the result of:
(a) non-admitted prior year income tax receivables that were not settled at year end; (b) adjustment to tax discounting on loss reserves for workers' compensation; (c) deferred tax asset reconciliation to book unrealized gains and unrealized foreign exchange gains, offset by corresponding changes in non-admitted tax assets; (d) removal of duplicated tax deduction for affiliate dividends; and (e) tax deduction for nontaxable book gain.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


NOTE 3 - INVESTMENTS

STATUTORY FAIR VALUE OF FINANCIAL INSTRUMENTS:

The following table presents the carrying values and statutory fair values of the Company's financial instruments as of December 31, 2011 and 2010.

                                                     2011                         2010
----------------------------------------------------------------------------------------------------
                                           CARRYING       STATUTORY      CARRYING       STATUTORY
                                             VALUE        FAIR VALUE       VALUE        FAIR VALUE
---------------------------------------  -----------------------------------------------------------
Assets:
  Bonds                                  $  17,761,724  $  18,504,022  $  15,148,888  $  15,493,142
  Common stocks                                 84,263         84,263        397,460        397,460
  Preferred stocks                                   -              -         90,886         90,886
  Other invested assets                      1,440,576      1,440,576      1,574,423      1,574,423
  Derivative asset                               1,690          1,690              -              -
  Cash, cash equivalents and short-term
   investments                                 446,531        446,531      2,620,910      2,620,910
  Receivable for securities and other              491            491          1,146          1,146
  Equities in underwriting pools and
  associations                                 266,934        266,934        544,719        544,719
Liabilities:
  Derivative liability                   $           -  $           -  $       4,250  $       4,250
  Collateral deposit liability                 364,039        364,039        404,450        404,450
----------------------------------------------------------------------------------------------------

The methods and assumptions used in estimating the statutory fair values of financial instruments are as follows:

      o The fair values of bonds, unaffiliated common stocks and preferred stocks are based on fair values that reflect the price at which a security would sell in an arm's length transaction between a willing buyer and seller. As such, sources of valuation include third party pricing sources, stock exchange, broker or custodian or the NAIC Capital Markets and Investment Analysis Office, formerly known as NAIC Securities Valuation Office.

      o     The statutory  fair values of affiliated  common stocks are based on
            the  underlying   equity  of  the  respective   entity's   financial
            statements.

      o Other invested assets include primarily partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements.

      o The fair values of derivatives are valued using quoted prices in active markets and other market-evidence whenever possible, including market-based inputs to model, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency.

      o The carrying value of all other financial instruments approximates fair value.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------

The carrying values and fair values of the Company's bond investments as of December 31, 2011 and 2010 are outlined in the table below:

---------------------------------------------------------------------------------------------------------------------------
                                                                                    GROSS          GROSS
                                                                    CARRYING      UNREALIZED     UNREALIZED      FAIR
                                                                     VALUE *        GAINS          LOSSES        VALUE
---------------------------------------------------------------------------------------------------------------------------
AS OF DECEMBER 31, 2011
  U.S. governments                                                $  1,202,854   $     51,880   $        30   $  1,254,704
  All other governments                                                866,122         34,145         3,898        896,369
  States, territories and possessions                                1,773,975        155,847           -        1,929,822
  Political subdivisions of states, territories and possessions      2,172,432        156,627           352      2,328,707

  Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and
  their political subdivisions                                       5,430,054        343,906        10,153      5,763,807
  Industrial and miscellaneous                                       6,316,287        169,838       155,512      6,330,613
---------------------------------------------------------------------------------------------------------------------------
     TOTAL BONDS, AS OF DECEMBER 31, 2011                         $ 17,761,724   $    912,243   $   169,945   $ 18,504,022
===========================================================================================================================

---------------------------------------------------------------------------------------------------------------------------
                                                                                    GROSS         GROSS
                                                                   CARRYING      UNREALIZED     UNREALIZED       FAIR
                                                                    VALUE *         GAINS         LOSSES         VALUE
---------------------------------------------------------------------------------------------------------------------------
AS OF DECEMBER 31, 2010
  U.S. governments                                                $  1,305,760   $    15,665    $    8,631   $  1,312,794
  All other governments                                                567,033        17,293         1,187        583,139
  States, territories and possessions                                2,097,245       106,740         4,276      2,199,709
  Political subdivisions of states, territories and   possessions    2,808,873        95,840        13,723      2,890,990

  Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and
  their political subdivisions                                       6,238,798       198,038        59,040      6,377,796
  Industrial and miscellaneous                                       2,131,179        58,156        60,621      2,128,714
---------------------------------------------------------------------------------------------------------------------------
     TOTAL BONDS, AS OF DECEMBER 31, 2010                         $ 15,148,888   $   491,732    $  147,478   $ 15,493,142
===========================================================================================================================

At December 31, 2011 the Company held hybrid securities with a fair value of $53,235 and carrying value of $52,281. At December 31, 2010 the fair value was $74,956 and the carrying value was $66,182. These securities are included in Industrial and miscellaneous.



--------------------
* Includes bonds with NAIC designation of 3 to 6 that are reported at the lower of amortized cost or fair value. As of December 31, 2011 and 2010, the carrying value of those bonds amounted to $318,273 and $136,966, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


The carrying values and fair values of bonds at December 31, 2011, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.


-----------------------------------------------------------------------
                                             CARRYING
                                              VALUE*       FAIR VALUE
-----------------------------------------------------------------------
Due in one year or less                   $     470,555  $     472,304
Due after one year through five years         8,273,233      8,731,654
Due after five years through ten years        3,340,837      3,562,914
Due after ten years                           1,691,587      1,800,924
Structured securities                         3,985,512      3,936,226
-----------------------------------------------------------------------
 TOTAL BONDS                              $  17,761,724  $  18,504,022
=======================================================================


Proceeds from sales and gross realized gains and gross realized losses were as follows:


FOR THE YEARS ENDED DECEMBER 31,             2011                         2010                        2009
----------------------------------------------------------------------------------------------------------------------
                                                    EQUITY                     EQUITY                      EQUITY
                                      BONDS       SECURITIES       BONDS      SECURITIES      BONDS      SECURITIES
-------------------------------------------------------------  --------------------------- ---------------------------
Proceeds from sales               $   3,979,210  $   104,040   $  4,652,824  $  1,078,800  $  3,921,920  $  1,636,318
Gross realized gains                    168,725       14,425         99,350       536,459        36,760       628,427
Gross realized losses                    (9,904)        (363)       (28,656)      (15,017)      (46,196)     (225,886)
----------------------------------------------------------------------------------------------------------------------

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


The cost, fair value and carrying value of the Company's common and preferred stocks as of December 31, 2011 and 2010 are set forth in the table below:

                                       DECEMBER 31, 2011
----------------------------------------------------------------------------------
                        COST OR     GROSS       GROSS
                      AMORTIZED   UNREALIZED  UNREALIZED     FAIR      CARRYING
                         COST       GAINS       LOSSES       VALUE       VALUE
----------------------------------------------------------------------------------
Common stocks:
 Affiliated           $   40,792  $   21,832  $    5,602  $   57,022  $   57,022
 Non-affiliated           22,561       6,312       1,632      27,241      27,241
----------------------------------------------------------------------------------
  TOTAL               $   63,353  $   28,144  $    7,234  $   84,263  $   84,263
==================================================================================

Preferred stocks:
 Non-affiliated       $        -  $        -  $        -  $        -  $        -
----------------------------------------------------------------------------------
  TOTAL               $     -     $     -     $     -     $    -      $     -
==================================================================================


                                      DECEMBER 31, 2010
----------------------------------------------------------------------------------
                        COST OR      GROSS      GROSS
                       AMORTIZED  UNREALIZED  UNREALIZED    FAIR       CARRYING
                         COST        GAINS      LOSSES      VALUE       VALUE
----------------------------------------------------------------------------------
Common stocks:
 Affiliated           $  339,955  $   33,987  $   16,219  $  357,723   $ 357,723
 Non-affiliated           31,198       8,867         328      39,737      39,737
----------------------------------------------------------------------------------
  TOTAL               $  371,153  $   42,854  $   16,547  $  397,460   $ 397,460
==================================================================================

Preferred stocks:
 Non-affiliated       $   79,211  $   11,675  $        -  $   90,886   $  90,886
----------------------------------------------------------------------------------
  TOTAL               $   79,211  $   11,675  $    -      $   90,886   $  90,886
==================================================================================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


The fair value together with the aging of the gross pre-tax unrealized losses with respect to the Company's bonds and stocks as of December 31, 2011 and 2010 is set forth in the table below:

                                   LESS THAN 12 MONTHS         12 MONTHS OR LONGER            TOTAL
----------------------------------------------------------------------------------------------------------------
                                   FAIR      UNREALIZED        FAIR     UNREALIZED       FAIR        UNREALIZED
   DESCRIPTION OF SECURITIES       VALUE       LOSSES          VALUE      LOSSES         VALUE         LOSSES
---------------------------------------------------------   -----------------------   --------------------------
As of December 31, 2011:
  U. S. governments             $   101,528  $       30     $        -  $       -     $    101,528  $       30
  All other governments             125,873       2,625         16,280      1,273          142,153       3,898
  Political subdivisions of
  states, territories and
  possessions                        25,592         352              -          -           25,592         352
  Special revenue                   295,154         427         53,323      9,726          348,477      10,153
  Industrial and miscellaneous    2,107,765     120,975        274,131     34,537        2,381,896     155,512
  -------------------------------------------------------   -----------------------   --------------------------
  TOTAL BONDS                     2,655,912     124,409        343,734     45,536        2,999,646     169,945
  -------------------------------------------------------   -----------------------   --------------------------
  Affiliated                              -           -         20,584      5,602           20,584       5,602
  Non-affiliated                      4,075       1,328              -        304            4,075       1,632
  -------------------------------------------------------   -----------------------   --------------------------
  Common stock                        4,075       1,328         20,584      5,906           24,659       7,234
  -------------------------------------------------------   -----------------------   --------------------------
  TOTAL STOCKS                        4,075       1,328         20,584      5,906           24,659       7,234
  -------------------------------------------------------   -----------------------   --------------------------
  TOTAL BONDS AND STOCKS        $ 2,659,987  $  125,737     $  364,318  $  51,442     $  3,024,305  $  177,179
  =======================================================   =======================   ==========================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


                                  LESS THAN 12 MONTHS         12 MONTHS OR LONGER             TOTAL
----------------------------------------------------------------------------------------------------------------
                                   FAIR      UNREALIZED        FAIR     UNREALIZED       FAIR      UNREALIZED
   DESCRIPTION OF SECURITIES       VALUE       LOSSES          VALUE      LOSSES         VALUE       LOSSES
---------------------------------------------------------   -----------------------   --------------------------
As of December 31, 2010:
  U. S. governments             $   349,766  $    8,631     $      -    $     -       $    349,766  $     8,631
  All other governments             117,994       1,187            -          -            117,994        1,187
  States, territories and
  possessions                       255,356       4,276            -          -            255,356        4,276
  Political subdivisions of
  states, territories and
  possessions                       661,980      13,723            -          -            661,980       13,723
  Special revenue                 1,542,522      44,779         80,600     14,261        1,623,122       59,040
  Industrial and miscellaneous      672,482      59,489          6,933      1,132          679,415       60,621
  -------------------------------------------------------   -----------------------   --------------------------
  TOTAL BONDS                     3,600,100     132,085         87,533     15,393        3,687,633      147,478
  -------------------------------------------------------   -----------------------   --------------------------
  Affiliated                        289,975      10,694         12,200      5,525          302,175       16,219
  Non-affiliated                        338          39            -          289              338          328
  -------------------------------------------------------   -----------------------   --------------------------
  Common stock                      290,313      10,733         12,200      5,814          302,513       16,547
  -------------------------------------------------------   -----------------------   --------------------------
  TOTAL STOCKS                      290,313      10,733         12,200      5,814          302,513       16,547
  -------------------------------------------------------   -----------------------   --------------------------
  TOTAL BONDS AND STOCKS        $ 3,890,413  $  142,818     $   99,733  $  21,207     $  3,990,146  $   164,025
  =======================================================   =======================   ==========================

The Company reported write-downs on its bond investments due to OTTI in fair value of $61,446, $49,894 and $38,733 in 2011, 2010 and 2009, respectively and reported write-downs on its common and preferred stock investments due to OTTI in fair value of $0, $33,261 and $38,827 during 2011, 2010 and 2009, respectively.

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


During 2011, 2010 and 2009, the Company reported the following write-downs on its joint venture and partnership investments due to an OTTI in fair value:

--------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,                   2011       2010       2009
--------------------------------------------------------------------------------
General Atlantic Partners 82, L.P.               $  4,427   $      -   $       -
General Atlantic Partners 80, L.P.                  4,306          -           -
TH Lee Putnam Ventures, L.P.                        4,079          -           -
Sprout IX LP                                        1,988          -           -
Advanced Technology Ventures VI, L.P.               1,894          -           -
General Atlantic Partners 74, L.P.                      -     14,793           -
NEF Kamchia Co-Investment Fund, L.P.                    -     12,803           -
General Atlantic Partners 70, L.P.                      -     11,535           -
Prides Capital Fund I LP                                -     10,778           -
RH Fund 1, L.P.                                         -      6,940           -
General Atlantic Partners 77, L.P.                      -      6,326           -
AIG Black Sea Holding, L.P. (BTC Investment)            -          -      57,728
J.C. Flowers Fund II, L.P.                              -          -      20,286
Electra European Fund II                                -          -      17,266
Capvest Equity Partners, L.P.                           -          -      13,372
Valueact Capital Partners III                           -          -       8,811
Arrowpath Fund II, L.P.                                 -          -       4,973
AZ Auto Hldgs LLC                                       -          -       4,102
Brencourt Multi-Strategy, L.P.                          -          -       3,899
AIG Private Equity Portfolio, L.P.                      -          -       3,542
Blackstone Kalix Fund L.P.                              -          -       3,179
Meritage Private Equity Fund, L.P.                      -          -       1,239
Items less than $1.0 million                          750          -       2,255
--------------------------------------------------------------------------------
 TOTAL                                           $ 17,444   $ 63,175   $ 140,652
================================================================================

Securities carried at book adjusted carrying value of $1,316,565 and $1,363,230 were deposited with regulatory authorities as required by law as of December 31, 2011 and 2010, respectively.

During 2011, 2010 and 2009, included in Net Investment Income Earned were investment expenses of $27,606, $17,034 and $11,116, respectively and interest expense of $4, $348 and $9,737, respectively.

The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of pricing observability. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments traded in other-than-active markets or that do not have quoted prices have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. An active market is one in which transactions for the asset or liability being valued occur with sufficient frequency and volume to provide pricing information on an ongoing basis. An other-than-active market is one in which there are few transactions, the prices are not current, price

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


quotations vary substantially either over time or among market makers, or in which little information is released publicly for the asset or liability being valued. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and general market conditions.

The standard defines three "levels" based on observability of inputs available in the marketplace used to measure fair value. Such levels are:

      - Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

      - Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable at commonly quoted intervals.

      - Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability.

Bonds, Common Stocks, Preferred Stocks and Derivatives:

The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company uses fair values for bonds, common stocks, preferred stocks and derivatives with NAIC ratings of 3 or below where fair value is less than amortized cost. When fair values are not available, fair values are obtained from third party pricing sources.

The following table presents information about financial instruments carried at fair value on a recurring basis and indicates the level of the fair value measurement per SSAP 100 as of December 31, 2011 and 2010:

--------------------------------------------------------------------------
                                 DECEMBER 31, 2011
--------------------------------------------------------------------------
                       Level 1       Level 2       Level 3        Total
--------------------------------------------------------------------------
Bonds                 $       -     $  80,765     $  81,990     $  162,755
Common stocks            27,241             -             -         27,241
Preferred stocks              -             -             -              -
Derivative asset              -         1,690             -          1,690
--------------------------------------------------------------------------
Total                 $  27,241     $  82,455     $  81,990     $  191,686
==========================================================================

--------------------------------------------------------------------------
                                    DECEMBER 31, 2010
--------------------------------------------------------------------------
                       Level 1       Level 2       Level 3        Total
--------------------------------------------------------------------------
Bonds                 $      -      $   3,612     $   2,904     $    6,516
Common stocks            36,311         3,426            -          39,737
Preferred stocks             -         90,886            -          90,886
Derivative liability         -         (4,250)           -          (4,250)
--------------------------------------------------------------------------
Total                 $  36,311     $  93,674     $   2,904     $  132,889
==========================================================================

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------



The following table presents changes during 2011 and 2010 in Level 3 financial instruments measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in income during 2011 and 2010 related to the Level 3 financial instruments that remained in the balance sheet at December 31, 2011 and 2010.

------------------------------------------------------------------------------------------------------------------------------
                                                           Net Realized and Unrealized    Unrealized  Purchases,
                                                          Gains (Losses) Included in Net   Gains        Sales,
                   Balance                                    Investment Income and       (Losses)    Issuances,   Balance at
                 Beginning of                                Realized Capital Gains      Included in Settlements, December 31,
                     Year     Transfers In Transfers Out           (Losses)                Surplus       Net         2011
------------------------------------------------------------------------------------------------------------------------------
Bonds            $      2,904 $     72,866 $      (3,014) $                        3,686 $    (5,172) $   10,720 $      81,990
Common stocks               -            -             -                               -           -           -             -
Preferred stocks            -            -             -                               -           -           -             -
------------------------------------------------------------------------------------------------------------------------------
Total            $      2,904 $     72,866 $      (3,014) $                        3,686 $    (5,172) $   10,720 $      81,990
==============================================================================================================================


------------------------------------------------------------------------------------------------------------------------------
                                                           Net Realized and Unrealized    Unrealized  Purchases,
                                                          Gains (Losses) Included in Net   Gains        Sales,
                   Balance                                    Investment Income and       (Losses)    Issuances,   Balance at
                 Beginning of                                Realized Capital Gains      Included in Settlements, December 31,
                     Year     Transfers In Transfers Out           (Losses)                Surplus       Net         2010
------------------------------------------------------------------------------------------------------------------------------
Bonds            $     37,738 $      2,904 $     (32,212) $                       (8,652) $    10,049 $   (6,923) $      2,904
Common stocks              -            -             -                               -            -          -             -
Preferred stocks        2,905           -          (520)                              -           438     (2,823)           -
------------------------------------------------------------------------------------------------------------------------------
Total            $     40,643 $      2,904 $     (32,732) $                       (8,652) $    10,487 $   (9,746) $      2,904
==============================================================================================================================


Other Invested Assets:

The Company initially estimates the fair value of investments in joint ventures and limited partnerships (predominately private limited partnerships and certain hedge funds) by reference to transaction price. Subsequently, the Company obtains the fair value of these investments generally from net asset value information provided by the general partner or manager of the investments, the financial statements of which are audited annually. The Company considers observable market data and performs due diligence procedures in validating the appropriateness of using the net asset value as a fair value measurement.

The Company also measures the fair value of certain assets such as joint ventures and limited partnerships included in other invested assets on a non-recurring basis when events or changes in circumstances indicate that the carrying value of the asset may not be recoverable. The Company did not have other invested assets measured at fair value on a non-recurring basis as of December 31, 2011 and 2010.

Loan-Backed and Structured Securities:

There was no OTTI recorded during the year for loan-backed and structured securities due to the Company's intent to sell or its inability or lack of intent to retain such securities.

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


At December 31, 2011, the Company held loan-backed and structured securities for which it had recognized credit-related OTTI based on the fact that the present value of projected cash flows expected to be collected was less than the amortized cost of the securities.

---------------------------------------------------------------------------------
         BOOK/ADJUSTED
        CARRYING VALUE
        AMORTIZED COST  PRESENT VALUE OF
        BEFORE CURRENT   PROJECTED CASH   RECOGNIZED  AMORTIZED COST
          PERIOD OTTI        FLOWS           OTTI       AFTER OTTI     FAIR VALUE
---------------------------------------------------------------------------------
        $    1,564,984  $      1,516,679  $   48,305      $ 1,516,679 $ 1,440,301
=================================================================================


At December 31, 2011 and 2010, the Company held securities with unrealized losses (fair value is less than carrying value) for which OTTI had not been recognized in earnings as a realized loss. Such unrealized losses include securities with a recognized OTTI for non interest (i.e. credit) related declines that were recognized in earnings, but for which an associated interest related decline has not been recognized in earnings as a realized loss. The aggregate amount of unrealized losses and fair values for such securities, segregated between those securities that have been in a continuous unrealized loss position for less than 12 months and greater than 12 months, respectively, were as follows:

---------------------------------------------------------------------------------------------------------------
                                           DECEMBER 31, 2011
---------------------------------------------------------------------------------------------------------------
                                             Less than 12           12 Months or
                                                Months                 Longer                    Total
---------------------------------------------------------------------------------------------------------------
                                                    Unrealized              Unrealized               Unrealized
Description of Securities              Fair Value     Losses    Fair Value     Losses   Fair Value     Losses
---------------------------------------------------------------------------------------------------------------
Loan-backed and structured securities  $ 1,805,059  $  100,010  $  270,280  $   33,244  $ 2,075,339   $ 133,254
---------------------------------------------------------------------------------------------------------------
Total temporarily impaired securities  $ 1,805,059  $  100,010  $  270,280  $   33,244  $ 2,075,339   $ 133,254
===============================================================================================================


---------------------------------------------------------------------------------------------------------------
                                           DECEMBER 31, 2010
---------------------------------------------------------------------------------------------------------------
                                             Less than 12           12 Months or
                                                Months                 Longer                    Total
---------------------------------------------------------------------------------------------------------------
                                                    Unrealized              Unrealized               Unrealized
Description of Securities              Fair Value     Losses    Fair Value     Losses   Fair Value     Losses
---------------------------------------------------------------------------------------------------------------
Loan-backed and structured securities  $   572,376  $   58,253  $    6,298  $    1,130  $   578,674   $  59,383
---------------------------------------------------------------------------------------------------------------
Total temporarily impaired securities  $   572,376  $   58,253  $    6,298  $    1,130  $   578,674   $  59,383
===============================================================================================================


In its OTTI assessment, the Company considers all information relevant to the collectability of the security, including past history, current conditions and reasonable forecasts when developing an estimate of future cash flows. Relevant analyst reports and forecasts for the asset class also receive appropriate consideration. The Company also considers how credit enhancements affect the expected performance of the security. In addition, the Company also considers its cash and working capital requirements and generally considers expected cash flows in relation to its business plans and how such forecasts affect the intent and ability to hold such securities to recovery of their amortized cost.

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


During 2010, the Company and certain of its affiliated insurance companies purchased various series of Class A Notes from Metropolis II, LLC (Metropolis). Each series of notes issued by Metropolis are collateralized by a single asset backed security (or in one series, four asset backed securities), primarily, collateralized loan obligations.

The Class A Notes were created as part of securitization transactions during 2010, in which the collateral was transferred to Metropolis by AIG Financial Products Corp. (AIG-FP), an affiliate of the Company, through one of AIG-FP's wholly-owned subsidiaries. In exchange for the underlying collateral, AIG-FP and its wholly-owned subsidiary received cash equal in amount to the purchase price of the Class A Notes, and Class B Notes issued by Metropolis as part of the series.

The Company's and its affiliated insurance companies' participation in the purchase of Class A Notes during 2010 is as follows (par and purchase price each converted to US dollars as of the acquisition date):

COMPANY                             PAR PURCHASED    PURCHASE PRICE
National Union                     $       852,455   $        808,335
American Home                              423,421            402,213
C&I                                        275,223            261,438
Lexington Insurance Company                423,421            402,213
Chartis Select Insurance Company           275,223            261,438
                                  ------------------------------------
        Total                      $     2,249,743   $      2,135,637
                                  ====================================

Of the thirteen Class A Notes issued by Metropolis and purchased by the Company and its affiliates, eight series are denominated in euros, the same currency as the collateral underlying that series. The Company and each of the affiliated insurance companies participating in the transactions entered into cross-currency swaps with AIG Markets, Inc. to hedge the foreign currency risk associated with the euro-denominated Class A Notes.

Pursuant to the Company's cross-currency swaps, the Company will periodically make payments in euros in exchange for a receipt of a payment in US dollars on fixed dates and fixed exchange rates. The Company is therefore exposed under this type of contract to fluctuations in value of the swaps due to changes in exchange rates. This exposure in the value of euro payments offsets the Company's exposure to changes in the value of euro receipts on the Metropolis Class A Notes discussed above.

Credit Risk: The current credit exposure of the Company's derivative contracts is limited to the fair value of such contracts that are favorable to the Company at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral.

Cash Requirements: The Company is not subject to collateral requirements on the cross-currency swaps. On swap payment dates, the Company is required to make a payment in euros equal to the amount of euros physically received on the Metropolis Class A Notes.

The Company has determined that the cross-currency swaps do not qualify for hedge accounting under the criteria set forth in SSAP No. 86, entitled Accounting for Derivative Instruments and Hedging Transactions. As a result, the Company's swap agreements are accounted for at fair value and the changes in fair value are recorded as unrealized gains or unrealized losses in the Statements of Operations and Changes in Capital and Surplus.

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------



The initial notional amount of each swap matched the par amounts of Class A Notes purchased. The notional amount on these swaps reduces over time, to match reductions in the par amounts of the related Class A Notes owned by the Company and its affiliates (e.g., resulting from principal repayments or sales). The aggregate outstanding notional amount of the swaps as of December 31, 2011 and 2010 was EUR 1,080,300 and EUR 1,252,015, respectively.

The following table summarizes the realized and unrealized capital gains or losses, the notional amount and the fair value of the cross-currency swaps held by the Company and its affiliates as of and for the years ended December 31, 2011 and 2010:

                                     AS OF DECEMBER 31, 2011        YEAR ENDED DECEMBER 31, 2011
                                  ---------------------------    ------------------------------------
                                    OUTSTANDING                                         UNREALIZED
                                      NOTIONAL      ESTIMATED    REALIZED CAPITAL     CAPITAL GAINS /
                                       AMOUNT      FAIR VALUE    GAINS / (LOSSES)        (LOSSES)
                                  ---------------------------    ------------------------------------
COMPANY
National Union                    EUR   434,192    $    2,509    $         (7,961)    $         2,509
American Home                           195,790         1,690              (4,985)              1,690
C&I                                     127,264         1,148              (2,789)              1,148
Lexington Insurance Company             195,790         1,690              (4,291)              1,690
Chartis Select Insurance Company        127,264         1,148              (2,789)              1,148
                                  -------------------------------------------------------------------
        Total                     EUR 1,080,300    $    8,185    $        (22,815)    $         8,185
                                  ===================================================================

                                    AS OF DECEMBER 31, 2010         YEAR ENDED DECEMBER 31, 2010
                                  ---------------------------    -------------------------------------
                                    OUTSTANDING                                         UNREALIZED
                                     NOTIONAL       ESTIMATED    REALIZED CAPITAL     CAPITAL GAINS /
                                      AMOUNT       FAIR VALUE    GAINS / (LOSSES)        (LOSSES)
                                  ---------------------------    -------------------------------------
COMPANY
National Union                    EUR   493,005    $  (11,263)   $          2,580     $       (11,263)
American Home                           230,003        (4,250)                913              (4,250)
C&I                                     149,502        (2,762)                593              (2,762)
Lexington Insurance Company             230,003        (4,250)                913              (4,250)
Chartis Select Insurance Company        149,502        (2,762)                593              (2,762)
                                  --------------------------------------------------------------------
        Total                     EUR 1,252,015    $  (25,287)   $          5,592     $       (25,287)
                                  ====================================================================


Securities Lending

During the third quarter of 2011, the Company entered into financing transactions using municipal bonds to support statutory capital by generating taxable income. In these transactions, certain available for sale high grade municipal bonds were loaned to counterparties, primarily commercial banks and brokerage firms, who receive the tax-exempt income from the bonds. No foreign securities are loaned. In return, the counterparties are required to pay the Company an income stream equal to the bond coupon of the loaned securities, plus a fee. To secure their borrowing of

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


the securities, counterparties are required to post liquid collateral (such as high quality fixed maturity securities and cash) equal to at least 102 percent of the fair value of the loaned securities to third-party custodians for the Company's benefit in the event of default by the counterparties. The collateral is maintained in a third-party custody account and is trued-up daily based on daily fair value measurements from a third-party pricing source. If at any time the fair value of the collateral, inclusive of accrued interest thereon, falls below 102 percent of the fair value of the securities loaned, the Company can demand that the counterparty deliver additional collateral to restore the initial 102 percent collateral requirement. The Company is contractually prohibited from reinvesting any of the collateral it received, including cash collateral, for its securities lending activity. Accordingly, the securities lending collateral is not reported on the Company's balance sheet in accordance with SSAP No. 91R, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (SSAP 91R). The Company has not pledged any of its assets as collateral. Consequently, the collateral is considered "off balance sheet". The aggregate amount of collateral received as of December 31, 2011, inclusive of accrued interest, is $953,661. The aggregate fair value of securities on loan is $919,879.


NOTE 4 - RESERVES FOR LOSSES AND LAE

A reconciliation of the Company's reserves for losses and LAE as of December 31, 2011, 2010 and 2009 is set forth in the table below:

------------------------------------------------------------------------------------------------
                                                       2011             2010           2009
------------------------------------------------------------------------------------------------

RESERVES FOR LOSSES AND LAE, END OF PRIOR YEAR    $  14,383,093   $  13,482,501   $  13,268,600

Incurred losses and LAE related to:

 Current accident year                                4,293,428       4,074,495       4,528,746

 Prior accident years                                   250,641       1,904,603         939,381
------------------------------------------------------------------------------------------------

  TOTAL INCURRED LOSSES AND LAE                       4,544,069       5,979,098       5,468,127
------------------------------------------------------------------------------------------------

Paid losses and LAE related to:

 Current accident year                               (1,368,553)     (1,206,965)     (1,426,132)

 Prior accident years                                (5,092,095)     (3,871,541)     (3,828,094)
------------------------------------------------------------------------------------------------

  TOTAL PAID LOSSES AND LAE                          (6,460,648)     (5,078,506)     (5,254,226)
------------------------------------------------------------------------------------------------

RESERVES FOR LOSSES AND LAE, AS OF DECEMBER 31,   $  12,466,514   $  14,383,093   $  13,482,501
================================================================================================


During 2011, the Company ceded $1,876,693 of its net asbestos and Excess Workers Compensation reserves to Eaglestone Reinsurance Company (Eaglestone) resulting in a decrease to net reserves. For 2011, the Company reported adverse loss and LAE reserve development of $250,641, including accretion of loss reserve discount, of $37,629. The adverse development was mostly attributable to Primary Casualty, Specialty Workers Compensation, and the Environmental classes of business partially offset by favorable development of Financial Lines and Excess Casualty classes of business. Catastrophe losses of $168,280 were also included in the Company's incurred losses and LAE. As

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


discussed in Note 5, the restructure of the foreign branch operations resulted in a decrease of $44,666 of the reserves during 2011.

Following completion of its 2010 annual comprehensive loss reserve review, the Company recorded a $1,506,600 reserve charge for the fourth quarter of 2010 to strengthen loss reserves, reflecting adverse development on prior accident years in classes of business with long reporting tails. Four classes -- Asbestos, Excess Casualty, Excess Workers' Compensation, and primary Workers' Compensation -- comprise approximately 80 percent of the total charge. The majority of the reserve strengthening relates to development in accident years 2005 and prior. These adjustments reflected management's current best estimate of the ultimate value of the underlying claims. These liabilities are necessarily subject to the impact of future changes in claim severity and frequency, as well as numerous other factors. Although the Company believes that these estimated liabilities are reasonable, because of the extended period of time over which such claims are reported and settled, the subsequent development of these liabilities in future periods may not conform to the assumptions inherent in their determination and, accordingly, may vary materially from the amounts previously recorded. To the extent actual emerging loss experience varies from the current assumptions used to determine these liabilities, they will be adjusted to reflect actual experience. Such adjustments, to the extent they occur, will be reported in the period recognized. AIG continues to monitor these liabilities and will take active steps to mitigate future adverse development. Additionally, during 2010, National Union commuted its quota share and stop loss reinsurance agreements with Chartis Specialty Insurance Company (Chartis Specialty) resulting in a net decrease in reserves of $1,180,170, offset by an increase of $794,667 from its commutation of a multi-year reinsurance agreement with American International Reinsurance Company, Ltd. (AIRCO). Refer to Note 6.

For 2009, the Company experienced significant adverse loss and LAE reserve development, including accretion of loss reserve discount. The adverse development was almost entirely attributable to the Excess Casualty and Excess Workers' Compensation classes of business. The Company modified its loss development assumptions for each of these classes of business in 2009 in response to the higher than expected loss emergence. For 2008, the development was slightly favorable prior to accretion of the workers compensation discount, and slightly adverse after recognition of accretion of the discount. Favorable development in Directors & Officers liability and other classes of business offset adverse development in the Company's Excess Casualty business. The adverse development in Excess Casualty was primarily related to accident years 2003 and prior.

The Company and some of its affiliates have continued their strategy that started in 2010 to improve the allocation of their reinsurance between traditional reinsurance markets and capital markets. As part of this strategy, they have secured $1.45 billion in protection for U.S. hurricanes and earthquakes through three separate catastrophe bond transactions. In 2011, they secured $575 million in a bond transaction and in 2010, $875 million through two separate bond transactions. These bond transactions in 2011 and 2010 reduced net premiums written by approximately $72,420 and $74,788, respectively.

As of December 31, 2011, 2010 and 2009, the Company's reserves for losses and LAE have been reduced by anticipated salvage and subrogation of $176,259, $169,676 and $166,812, respectively. In addition, as of December 31, 2011 and 2010, the Company recorded $0 and $50,400, respectively, of salvage from a related party, as a direct reduction of outstanding reserves.

As of December 31, 2011, 2010 and 2009, the Company's reserves for losses and LAE have been reduced by credits for reinsurance recoverable of $5,970,806, $4,364,556 and $5,336,235, respectively (exclusive of inter-company pooling).

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------



ASBESTOS AND ENVIRONMENTAL RESERVES

The Company continues to receive indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

The Company's  environmental exposure arises from the sale of general liability,
product  liability  or  commercial  multi  peril  liability  insurance,   or  by
assumption of reinsurance within these lines of business.

The Company estimates the full impact of the asbestos and environmental exposure by establishing case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


The  Company's  asbestos  and  environmental   related  loss  and  LAE  reserves
(including case & IBNR reserves) for the year ended December 31, 2011, 2010 and 2009, gross and net of reinsurance credits, are as follows:

                                                      ASBESTOS LOSSES                      ENVIRONMENTAL LOSSES
-------------------------------------------------------------------------------------------------------------------------

                                               2011         2010         2009          2011        2010         2009
--------------------------------------------------------------------------------- ---------------------------------------
Direct :

Loss and LAE reserves, beginning of year   $ 1,536,426  $   890,649  $   905,283   $    67,916  $    88,550  $   105,450

 Incurred losses and LAE                       (56,328)     818,692      175,575         8,700        5,138       (3,738)

 Calendar year paid losses and LAE            (129,292)    (172,915)    (190,209)      (20,768)     (25,772)     (13,162)
--------------------------------------------------------------------------------- ---------------------------------------

LOSS AND LAE RESERVES, END OF YEAR         $ 1,350,806  $ 1,536,426  $   890,649   $    55,848  $    67,916  $    88,550
================================================================================= =======================================

Assumed:

Loss and LAE reserves, beginning of year   $   154,386  $    85,957  $    86,374   $     5,476  $     5,744  $     5,077

 Incurred losses and LAE                        26,780       87,026       (1,517)        1,379        1,066          856

 Calendar year paid losses and LAE             (19,442)     (18,597)       1,100        (1,227)      (1,334)        (189)
--------------------------------------------------------------------------------- ---------------------------------------

LOSS AND LAE RESERVES, END OF YEAR         $   161,724  $   154,386  $    85,957   $     5,628  $     5,476  $     5,744
================================================================================= =======================================

Net of reinsurance:

Loss and LAE reserves, beginning of year   $   733,373  $   393,257  $   414,790   $    41,696  $    48,761  $    57,647

 Incurred losses and LAE                        46,614      422,050       54,172         8,388        6,963        1,800

 Calendar year paid losses and LAE            (779,987)     (81,934)     (75,705)      (11,497)     (14,028)     (10,686)
--------------------------------------------------------------------------------- ---------------------------------------

LOSS AND LAE RESERVES, END OF YEAR         $         -  $   733,373  $   393,257   $    38,587  $    41,696  $    48,761
================================================================================= =======================================


The amount of ending reserves for Bulk and IBNR included in the table above for Asbestos and Environmental losses is as follows:

                                                      ASBESTOS LOSSES                      ENVIRONMENTAL LOSSES
-------------------------------------------------------------------------------------------------------------------------

                                               2011         2010         2009          2011        2010         2009
---------------------------------------------------------------------------------  --------------------------------------
Direct basis                               $   860,891  $ 1,127,844  $   503,724   $     8,937  $    17,850  $    29,091
Assumed reinsurance basis                      101,277      118,402       41,926           410          394          520
Net of ceded reinsurance basis                       -      552,119      221,716         4,491        8,548       14,070


The amount of ending reserves for LAE included in the table above for Asbestos and Environmental losses is as follows:

                                                      ASBESTOS LOSSES                      ENVIRONMENTAL LOSSES
-------------------------------------------------------------------------------------------------------------------------

                                               2011         2010         2009          2011        2010         2009
-------------------------------------------------------------------------------------------------------------------------
Direct basis                               $    98,454  $   125,316  $    55,969   $     3,830  $     7,650  $    12,468
Assumed reinsurance basis                        9,322        7,659        7,009            91           87          164
Net of ceded reinsurance basis                       -       55,849       26,985         3,588        3,582        5,971


Management believes that the reserves carried for the asbestos and environmental claims at December 31, 2011 are

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


adequate as they are based on known facts and current law. The Company continues to receive claims asserting injuries from toxic waste, hazardous substances, and other environmental pollutants and alleged damages to cover the cleanup costs of hazardous waste dump sites (hereinafter collectively referred to as environmental claims) and indemnity claims asserting injuries from asbestos. Estimation of asbestos and environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques.


Asbestos Loss Portfolio Transfer

On March 31, 2011, the Company and certain other Chartis affiliated insurers (collectively, the Chartis Reinsureds) entered into a loss portfolio transfer reinsurance agreement (Asbestos Reinsurance LPT), with an inception date of January 1, 2011, with Eaglestone. Under the Asbestos Reinsurance LPT, the Chartis Reinsureds transferred all of their net (net of discount and net of external reinsurance) U.S. asbestos liabilities to Eaglestone. The Chartis Reinsureds made a payment of $2,790,351 to Eaglestone (representing the net carrying value of their asbestos reserves) and Eaglestone agreed to provide coverage up to an aggregate limit of $5,000,000 on the assumed asbestos portfolio. The share of the net reserves (and payment) assumed by Eaglestone from each of Chartis Reinsureds is presented below.

Eaglestone and the Chartis Reinsureds received the required regulatory approvals to enter into the Asbestos Reinsurance LPT. The transaction closed and settled on May 13, 2011. Eaglestone and the Chartis Reinsureds recorded the transaction as prospective reinsurance in accordance with SSAP 62R.

On June 17, 2011, Eaglestone and the Chartis Reinsureds completed a transaction, effective as of January 1, 2011, with National Indemnity Company (NICO), a subsidiary of Berkshire Hathaway Inc., under which the bulk of the Chartis Reinsureds' U.S. asbestos liabilities that were assumed by Eaglestone under the Asbestos Reinsurance LPT were transferred through a reinsurance agreement by Eaglestone to NICO. The transaction with NICO covers potentially volatile U.S.-related asbestos exposures. The NICO transaction does not cover asbestos accounts that the Chartis reinsureds believe have already been reserved to their limit of liability or certain other ancillary asbestos exposures of Chartis affiliates.

In addition to its assumption of the subject asbestos liabilities and as included as part of its liability under the reinsurance agreement with Eaglestone, NICO assumed the collection risk on the Chartis Reinsureds' third party reinsurance recoverables with respect to the asbestos reserves NICO assumed. With the concurrence of the NY DFS, the Company's provision for reinsurance recoverable both paid and unpaid has been reduced by $82,034 to reflect the transfer to an authorized reinsurer of the collection risk on certain of the Chartis companies' asbestos related third party reinsurance recoverables. This credit is reflected in the "Other allowed offset items" column of the Schedule of Reinsurance of the Company's 2011 Annual Statement.

Excess Workers' Compensation Loss Portfolio Transfer

On March 31, 2011, the Admitted Pool members entered into a loss portfolio transfer agreement (Excess Workers' Compensation Reinsurance LPT), with an inception date of January 1, 2011, with Eaglestone to transfer $2,720,102 of net excess workers' compensation liabilities to Eaglestone on a funds withheld basis. Eaglestone established an initial funds withheld asset in the aggregate of $2,720,102 and agreed to provide coverage up to an aggregate limit of $5,500,000 on the assumed exposures. Eaglestone will earn interest of 4.25 percent per annum on the funds withheld balance. The Company's funds held balance including accrued interest was $1,071,268 at December 31, 2011. This

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


was considered a non cash transaction in the statement of cash flow.

The share of the net reserves assumed by Eaglestone from each of the Chartis Reinsureds is presented below.


----------------------------------------------------------------------------------------

                                          ASBESTOS LOSS  EXCESS WORKERS'
COMPANY                                      TRANSFER      COMPENSATION       TOTAL
----------------------------------------------------------------------------------------

ADMITTED POOL COMPANIES:
    National Union                        $     827,363  $       927,266  $   1,754,629
    American Home                               783,818        1,092,875      1,876,693
    C&I                                         239,500          333,934        573,434
    Chartis PC                                  108,863          122,009        230,872
    New Hampshire                               108,863          122,009        230,872
    ISOP                                        108,863          122,009        230,872
                                         -----------------------------------------------
TOTAL ADMITTED POOL COMPANIES             $   2,177,270  $     2,720,102  $   4,897,372
                                         ===============================================

SURPLUS LINES POOL COMPANIES:
    Lexington Insurance Company           $     261,997  $             -  $     261,997
    Chartis Select Insurance Company             67,370                -         67,370
    Chartis Specialty Insurance Company          37,428                -         37,428
    Landmark Insurance Company                    7,486                -          7,486
                                         -----------------------------------------------
TOTAL SURPLUS LINES POOL COMPANIES        $     374,281  $             -  $     374,281
                                         ===============================================

CHARTIS INTERNATIONAL
    Chartis Overseas Ltd.                 $     212,400  $             -  $     212,400
    Other                                        26,400                -         26,400
                                         -----------------------------------------------
TOTAL CHARTIS INTERNATIONAL               $     238,800  $             -  $     238,800
                                         ===============================================
                                         -----------------------------------------------
GRAND TOTAL                               $   2,790,351  $     2,720,102  $   5,510,453
                                         ===============================================

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


NOTE 5 - RELATED PARTY TRANSACTIONS

A.    ADMITTED POOLING AGREEMENT

      The Company, as well as certain other insurance affiliates, is a party to an inter-company reinsurance pooling agreement. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business (except that of the Japan branch of the Company) to National Union (the lead pooling participant). In turn, each pooling participant receives from National Union their percentage share of the pooled business.

      The Company's share of the pool is 36.0 percent. Accordingly, premiums earned, losses and LAE incurred, and other underwriting expenses, as well as related assets and liabilities, in the accompanying financial statements emanate from the Company's percentage participation in the pool.

      A list of all pooling participants and their respective participation percentages is set forth in Note 1.

B.    CHARTIS OVERSEAS ASSOCIATION POOLING ARRANGEMENT

      AIG formed the Association; a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. In exchange for membership in the Association at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of New Hampshire, National Union, and the Company. On annual basis the Association files audited financial statements with the NY DFS that have been prepared in accordance with NY SAP.

      At the time of forming the Association, the member companies entered into an open-ended reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the Association. The initial participation established was subsequently amended for profits and losses for each year derived from reinsurance of risks situated in Japan (excluding certain Japanese situs risks and business underwritten by the Company's Japan branch which is not subject to the Admitted Pooling Agreement nor the Association). The participation for Japanese and non-Japanese business underwritten via the Association is set forth in the table below:

      --------------------------------------------------------- -------------- -------------------
                                                                  INITIAL         PARTICIPATION
                                                    NAIC CO.   PARTICIPATION   PERCENT SPECIFIC TO
      MEMBER COMPANY                                  CODE       PERCENT            JAPAN RISK
      --------------------------------------------------------------------------------------------

      Chartis Overseas Limited                           -         67.0%               85.0%
      Admitted Pool member companies, as follows:        -         33.0%               15.0%
        New Hampshire                                 23841        12.0%               10.0%
        National Union                                19445        11.0%                5.0%
        The Company                                   19380        10.0%                0.0%

      ============================================================================================

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


      In accordance with the Admitted Pooling Agreement, the Admitted Pool member companies' participation in the Association is pooled among all Admitted Pool members proportional to their participation in the Admitted Pool. The Company's participation in the Association after the application of its participation in the Admitted Pooling Agreement has been presented in the accompanying financial statements as follows:


      --------------------------------------------------------------------------
      AS OF DECEMBER 31,                                   2011        2010
      --------------------------------------------------------------------------

      Assumed reinsurance premiums receivable          $   119,334  $    75,852
      Funds held by ceding reinsurers                       41,702       12,478
      Reinsurance recoverable                               34,065       42,074
      Equities in underwriting pools and associations      266,934      544,719
      --------------------------------------------------------------------------
      TOTAL ASSETS                                     $   462,035  $   675,123
      --------------------------------------------------------------------------

      Loss and LAE reserves                            $   524,705  $   564,889
      Unearned premium reserves                            206,983      233,080
      Funds held                                            10,157       13,038
      Ceded balances payable                                48,337       61,292
      Assumed reinsurance payable                           53,519       44,085
      --------------------------------------------------------------------------
      TOTAL LIABILITIES                                $   843,701  $   916,384
      --------------------------------------------------------------------------

      TOTAL SURPLUS                                    $  (381,666) $  (241,261)
      ==========================================================================

      As of December 31, 2011, the Association reported an asset of $2,401,126 representing the value of subsidiaries and affiliated entities (SCAs). As of December 31, 2011, Chartis Europe S.A. represented $1,748,890 and Chartis UK Holdings represented $542,447, respectively of this total SCA asset.

      The Company's reporting of its interest in the Association's SCA entities is consistent with the reporting of its interest in the Association and the Admitted Pooling Agreement. At December 31, 2011, the Company's interest in the Association's SCA entities was $285,254 and has been reported as a component of Equities in Underwriting Pools and Associations.

      As part of its efforts to simplify the legal entity structure, enhance transparency and streamline financial visibility, Chartis continued to restructure the foreign branch operations of the Admitted Pool members. Generally, the results of these foreign branch operations, with the exception of the Company's Japan and former Canadian branches, have historically been reported as part of the operations of the Association by its member companies consistent with the accounting for the Admitted Pooling Agreement, the Admitted Pool. The U.S. member companies of the Association pooled their 33 percent participation with the remaining members of the Admitted Pool.

      On January 1, 2011, the Company transferred the existing business of its Singapore Branch to Chartis Singapore Insurance PTE Ltd. (Chartis Singapore) an indirect wholly owned subsidiary of Chartis International, LLC. The Company also transferred the in force business of its Australia
      and  New  Zealand   branches  to  new  legal  entities

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


      formed in those jurisdictions, effective March 1, 2011 and December 1, 2011 respectively. With an effective date of December 1, 2011, the Company also transferred the in force business of its Cyprus and Malta branches to newly formed branches of Chartis Insurance UK Limited (Chartis UK). New Hampshire transferred its in force business of its Philippines branch to Chartis Philippines Insurance Inc., a subsidiary of Chartis Singapore, effective December 1, 2011.

      On December 1, 2011, Chartis Insurance Ireland Limited (CIIL) merged into Chartis UK (n/k/a Chartis Europe Limited). Upon merger, business previously written by CIIL will be written by a newly registered Irish branch of Chartis UK. In connection with this restructuring, certain inter-company reinsurance agreements between CIIL and the Association members were novated to Chartis UK Ireland Branch and repaneled. On that same date, Chartis UK Ireland Branch entered into a quota share and a combined working and catastrophe excess of loss reinsurance agreement directly with the Association members.

      During  2011,  the  largest   restructuring   were  completed  at  Chartis
      Singapore, the Australia branch and the Hong Kong branches. These branches had total assets of $2,315,692 and liabilities of $1,322,618.

      Effective December 1, 2010, the in force business of the Hong Kong branches of National Union, the Company and New Hampshire was transferred to Chartis Insurance Hong Kong Limited, a subsidiary of Chartis Overseas Limited, under Section 25D of the Hong Kong Insurance Companies Ordinance. Consistent with the 2011 transactions, this transaction was recorded by the Admitted Pool members in calendar year 2011 with the approval of the New York and Pennsylvania Insurance Departments.

      The Association's fiscal year end is November 30th. Although the fiscal year end for the members of the Admitted Pool is December 31, their financial statements have historically and consistently reported the results of their participation in the Association as of the Association's fiscal year end. In order to achieve consistency in their financial reporting, the Admitted Pool members have received approval from the NY DFS and Pennsylvania Insurance Department to record the above referenced December 1, 2011 restructuring activities, including the reinsurance transactions associated with the restructuring of Chartis Ireland operations, in their 2012 statutory financial statements. These transactions are not expected to have a material impact on the Company's financial statements.


C.    GUARANTEE ARRANGEMENTS

      The Company issued guarantees whereby it unconditionally and irrevocably guaranteed all present and future obligations and liabilities of any kind arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies' rating status issued by certain rating agencies, as disclosed in Note 11.

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


D.    INVESTMENTS IN AFFILIATES

      As of December 31, 2011 and 2010, the Company's common stock investments with its affiliates together with the related change in unrealized appreciation were as follows:

      ----------------------------------------------------------------------------------------------------------
                                                        AFFILIATE               CARRYING VALUE     CHANGE IN
                                                        OWNERSHIP  ACTUAL COST  AT DECEMBER 31,  CARRYING VALUE
      AFFILIATED COMMON STOCK INVESTMENTS                PERCENT      2011          2011              2011
      ----------------------------------------------------------------------------------------------------------
      AIU Brasil Affiliate                                100.0%   $       408  $           476  $       (1,771)
      Chartis Non Life Holding Company (Japan), Inc.        0.0%            -                -         (289,975)
      AIG Mexico Industrial, L.L.C.  (a)                    0.0%            -                -          (10,954)
      American International Realty Corporation            31.5%        14,198           35,962          (6,385)
      Pine Street Real Estate Holdings Corporation         31.5%         5,209            2,362             227
      Eastgreen, Inc.                                      13.8%        20,977           18,222           8,157
      ----------------------------------------------------------------------------------------------------------
       TOTAL COMMON STOCKS - AFFILIATES                            $    40,792  $        57,022  $     (300,701)
      ==========================================================================================================

      (a)   The Company's interest was sold on July 29, 2011.

      ----------------------------------------------------------------------------------------------------------
                                                        AFFILIATE               CARRYING VALUE     CHANGE IN
                                                        OWNERSHIP  ACTUAL COST  AT DECEMBER 31,  CARRYING VALUE
      AFFILIATED COMMON STOCK INVESTMENTS                PERCENT      2010          2010              2010
      ----------------------------------------------------------------------------------------------------------
      Chartis Non Life Holding Company (Japan), Inc.(c)   100.0%   $   300,384  $       289,975  $      210,017
      AIU Brasil Affiliate                                100.0%           408            2,247             155
      AIG Mexico Industrial, L.L.C.                        49.0%         6,981           10,954             567
      American International Realty Corporation            31.5%        14,169           42,347          21,723
      Pine Street Real Estate Holdings Corporation         31.5%         5,209            2,135             (58)
      Eastgreen, Inc.                                      13.4%        12,804           10,065             138
      Fuji Fire and Marine Insurance Company  (c)           2.8%            -                -          (12,180)
      ----------------------------------------------------------------------------------------------------------
       TOTAL COMMON STOCKS - AFFILIATES                            $   339,955  $       357,723  $      220,362
      ==========================================================================================================

      (c) The Company's ownership of Fuji Fire and Marine Insurance Company was consolidated with its ownership of Chartis Non Life Holding Company (Japan), Inc.

      On August 4, 2011, the Company closed a transaction in which it sold its interest in Chartis Non-Life Holding Company (Japan), Inc., an
      intermediate holding company whose primary asset consisted of approximately 38.6 percent of the common stock of Fuji Japan, to Chartis Pacific Rim Holdings, L.L.C, also a subsidiary of Chartis International, LLC, for approximately $433,600. The Company realized a capital gain of $133,220 and incurred a tax expense of $46,627 on this transaction. The tax liability was relieved through a deemed capital contribution.

      In 2010, the Company's ownership of Fuji Fire and Marine Insurance Company was consolidated with its ownership of Chartis Non Life Holding Company (Japan) Inc.

      Investments in affiliates are included in common stocks based on the net worth of the entity except for publicly

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


      traded affiliates which are based on quoted fair values, less a discount as prescribed by NAIC SAP (see Note 1).

      The Company has ownership interests in certain affiliated real estate holding companies. From time to time, the Company may own investments in partnerships across various other AIG affiliated entities with a combined percentage greater than 10.0 percent. As of December 31, 2011 and 2010, the Company's total investments in partnerships with affiliated entities where AIG's interest was greater than 10.0 percent amounted to $566,665 and $802,931, respectively.


E.    RESTRUCTURING

      DOMESTIC OPERATIONS

      As discussed in Note 6, effective January 1, 2010 and April 1, 2010, National Union commuted its quota share and stop loss reinsurance agreements with Chartis Specialty and a multi-year reinsurance agreement with AIRCO, respectively. The Company recorded its share of these transactions based upon its stated pool percentage.

      Effective  October  7, 2010,  National  Union  Fire  Insurance  Company of
      Louisiana (NULA), Audubon Insurance Company (Audubon Insurance) and Audubon Indemnity Company (Audubon Indemnity) were merged with and into National Union. National Union is the surviving company and has assumed all of the existing obligations of the merged companies. The mergers were recorded as of October 1, 2010 with the approval of the Pennsylvania Insurance Department. As a result of the merger, National Union's total assets increased by $55,529; total liabilities increased by $4,901; gross paid in and contributed capital increased by $7,130; and unassigned surplus increased by $43,498. The increase to National Union's post-merger surplus is net of eliminations of $1,541 that is primarily related to the provision for reinsurance $1,308. This item is presented as Other Surplus Adjustments in National Union's Statement of Operations and Changes in Capital and Surplus. The other members of the Admitted Pool settled with National Union and recorded their proportionate share in accordance with the pooling agreement. With the approval of National Union's domiciliary regulator, none of the prior years' results or historical schedules have been restated for the merger. The transaction was accounted for as a statutory merger. National Union did not issue any new shares of stock as a result of the merger.

      On June 10, 2009, the Company sold 12,826 shares of Transatlantic Holdings, Inc. (TRH) for $470,341 and recorded a realized gain of $450,511. As of December 31, 2009, the Company continued to own 9,193 common shares of TRH, representing approximately 13.9 percent of TRH's common shares issued, which were sold in March 2010. The Company had previously owned 33.2 percent of TRH. In addition, the Company recorded a capital contribution of $75,923 pursuant to the terms of a make whole agreement between the Company and AIG, whereby AIG agreed to contribute capital to the Company in an amount equal to the difference between the statutory carrying value of TRH and the consideration received by the Company for the sale of its shares. The Company also received a deemed contribution of approximately $157,679 pursuant to the Tax Sharing Agreement (Agreement) in connection with this sale. The Agreement provides that AIG will reimburse the Company for any current tax liabilities arising from the sale of an operating subsidiary during the term of the Credit Facility, except amounts required to be remitted as Net Cash Proceeds, as defined in the Credit Facility. The Department issued a determination of non-control ruling relative to the Company's ownership of TRH. Accordingly, the Company's investment in TRH common stock has been reported as an unaffiliated investment in this financial statement and

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


      has been reported at fair value in accordance with SSAP No. 30, Investments in Common Stock. During 2010, the Company sold all but one hundred of the remaining shares of TRH and realized a profit of $463,417.

      Effective July 1, 2009, the 21st Century Personal Auto Group (PAG) was sold to Farmers Group, Inc. (FGI), a subsidiary of Zurich Financial Services Group for $1.9 billion. Of the $1.9 billion proceeds received by AIG member companies from the sale of the PAG entities to FGI, $0.2 billion was retained by Chartis U.S., Inc. as consideration for the PAG entities it owned and $1.7 billion was provided to the Chartis U.S. insurance entities. American International Insurance Company (AIIC) was the lead company in the Personal Lines Pool which was the mechanism for sharing the PAG and the Private Client Group (PCG) business underwritten among the Personal Lines Pool members. PCG business was underwritten directly by member companies of the Personal Lines Pool as well as the insurance entities of Chartis U.S., Inc. not subject to this sale ("Chartis U.S., Inc. companies"). The PCG business written by Chartis U.S., Inc. companies was ceded 100 percent to AIIC as the pool lead. The total of the PCG business assumed by AIIC, the PCG business underwritten directly by Personal Lines Pool members, as well as the PAG business retained by AIIC ("net business of the Personal Lines Pool") was then subject to a 50 percent quota share to National Union. The Admitted Pool members participated in this business assumed by National Union at their stated pool percentages.

      In connection with this sale, various reinsurance agreements between the PAG companies and the Chartis U.S., Inc. companies (including the Company) were partially or fully commuted as of June 30, 2009. The major transactions are summarized below:

            1. The quota share reinsurance agreement between National Union and AIIC under which AIIC ceded 50 percent of the net business of the Personal Lines Pool to National Union was commuted as of June 30, 2009.

            2. All liabilities relating to existing PCG business that was written on a direct basis by members of the Personal Lines Pool were transferred to National Union under the terms of the PCG Business Reinsurance and Administration Agreement, effective June 30, 2009.

            3. All obligations and liabilities relating to the PCG business that was directly written and ceded by Chartis U.S., Inc. companies to AIIC under various quota share reinsurance agreements were commuted as of June 30, 2009.

      Following these transactions the Chartis U.S., Inc. companies settled all amounts due to AIIC in securities and cash totaling $871.9 million. The Company's share of this settlement was $293.3 million.

      The Chartis U.S., Inc. companies which owned 21st Century Insurance Group (a member company of PAG), recorded dividend income and a resulting intangible asset of approximately $527.5 million for the fair value of the PCG business, which was not subject to the PAG sale and was retained by the Chartis U.S., Inc. companies going forward. Additionally, capital contributions were received by the owners of 21st Century Insurance Group of $184.6 million from Chartis U.S. as part of the tax sharing agreement. The Company's share of these transactions was dividend income of $79.7 million and a capital contribution of $27.9 million.

      Following the sale of the PAG entities, which included the Company's ownership in 21st Century Insurance Group and AIG Hawaii Insurance Company, Inc., the Company received $182.6 million of the $1.7 billion of proceeds

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                (000'S OMITTED)

--------------------------------------------------------------------------------


received by the Chartis U.S., Inc. companies. As a result of these transactions involving the sale of these PAG entities, the Company recorded a pre-tax loss of $14.5 million.

FOREIGN OPERATIONS

Pursuant to a tender offer that expired on March 24, 2011, Chartis Japan Capital Company, LLC (CJCC), a newly formed subsidiary of National Union, acquired 43.59 percent of the outstanding shares of Fuji Fire and Marine Insurance Company, Limited (Fuji Japan). As a result of this transaction, as of March 31, 2011, Chartis owned 98.4 percent of Fuji Japan's outstanding voting shares. In a transaction that closed on August 4, 2011, National Union sold its interest in CJCC to Chartis Japan Holdings, LLC, a subsidiary of Chartis International, LLC, for approximately $586,800. Additionally, on the same date, the Company closed a transaction in which it sold its interest in Chartis Non-Life Holding Company (Japan), Inc., an intermediate holding company whose primary asset consisted of approximately 38.6 percent of the common stock of Fuji Japan, to Chartis Pacific Rim Holdings, L.L.C, also a subsidiary of Chartis International, LLC, for approximately $433,600. Chartis' total ownership of Fuji Japan has not changed as a result of these transactions.


F. OTHER RELATED PARTY TRANSACTIONS

The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2011 and 2010 between the Company and any affiliated companies that exceeded one-half of one percent of the Company's admitted assets as of December 31, 2011 and 2010 and all capital contributions and dividends.

                                                                               ASSETS RECEIVED BY           ASSETS TRANSFERRED BY
                                                                                   THE COMPANY                    THE COMPANY
------------------------------------------------------------------------------------------------------------------------------------
   DATE OF                                                                      STATEMENT
 TRANSACTION    EXPLANATION OF TRANSACTION      NAME OF AFFILIATE                VALUE    DESCRIPTION  STATEMENT VALUE  DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
  03/28/11     Purchase of securities      AIG Inc. Matched Investment Program  $ 587,841  Securities      $   587,841      Cash


  08/18/11     Purchase of securities            Chartis Select                   179,406  Securities          179,406      Cash

  08/18/11     Purchase of securities               Lexington                     747,122  Securities          747,122      Cash

  08/18/11       Sale of securities              Chartis Select                   210,304    Cash              200,294   Securities

  08/18/11       Sale of securities                 Lexington                     854,193    Cash              814,422   Securities

  03/01/11            Dividend                 Chartis U.S., Inc.                       -       -               11,448     In kind

  06/29/11            Dividend                 Chartis U.S., Inc.                       -       -               110,000      Cash

  11/01/11            Dividend                 Chartis U.S., Inc.                       -       -               16,010     In kind

  03/31/11     Return of capital (a)           Chartis U.S., Inc.                       -       -            1,020,000      Cash

  09/19/11       Return of capital             Chartis U.S., Inc.                       -       -              400,000      Cash

  06/30/11     Capital contributions           Chartis U.S., Inc.                   5,623     Cash                   -        -

   Various      Capital contributions (b)      Chartis U.S., Inc.                  57,153    In kind                 -        -

   Various      Capital contribution           Chartis U.S., Inc.                   4,605    In kind                 -        -
------------------------------------------------------------------------------------------------------------------------------------
(a) Refer immediately below this table for Eaglestone Reinsurance Company capitalization  Chartis Select: Chartis Select Insurance
                                                                                          Company
(b) Capital contributions in lieu of Tax Sharing Agreement                                Lexington: Lexington Insurance Company
------------------------------------------------------------------------------------------------------------------------------------


Funding of Eaglestone Capitalization

On March 31, 2011, National Union, the Company, and New Hampshire (Funding Participants), with the approval of the NY DFS and the Pennsylvania Insurance Department (PA DOI), returned $1,700,000 of capital to their immediate parent (Chartis U.S., Inc.) as part of a plan to capitalize Eaglestone with each of the companies contributing $510,000,

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                (000'S OMITTED)

--------------------------------------------------------------------------------


$1,020,000 and $170,000, respectively. Eaglestone was significantly overcapitalized relative to its risk based capital target after the loss portfolio transfer was executed with NICO. Accordingly, on July 26, 2011, Eaglestone received approval from PA DOI to return $1,030,000 in cash from its gross paid-in and contributed surplus to Chartis U.S., Inc. The distribution was made to Chartis U.S., Inc. on July 27, 2011. On that same date, Chartis U.S., Inc. contributed $620,000 to National Union, $130,000 to New Hampshire, and $100,000 to Chartis PC.

                                                                 ASSETS RECEIVED BY     ASSETS TRANSFERRED BY
                                                                    THE COMPANY             THE COMPANY
-------------------------------------------------------------------------------------------------------------
   DATE OF                                                      STATEMENT              STATEMENT
 TRANSACTION    EXPLANATION OF TRANSACTION  NAME OF AFFILIATE     VALUE    DESCRIPTION  VALUE     DESCRIPTION
-------------------------------------------------------------------------------------------------------------
  02/12/10               Dividend           Chartis U.S., Inc. $         -     -       $ 300,000     Cash

  04/08/10               Dividend           Chartis U.S., Inc.           -     -           1,343     Cash

  Various       Capital contribution (a)    Chartis U.S., Inc.       5,322  In kind            -       -

  03/31/10         Capital contribution     Chartis U.S., Inc.       4,829  In kind            -       -
                  Capital contribution(b)
  12/31/10                                  Chartis U.S., Inc.   1,937,124 Receivable          -       -

  06/24/10          Sale of securities       National Union        708,005   Cash        708,005  Securities

(a)  Capital contributions in lieu of Tax Sharing agreement

(b)  Capital contribution was received on February 25, 2011


In the ordinary course of business, the Company utilizes its affiliates for data center systems, investment services, salvage and subrogation, and claims management. The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2011, 2010 and 2009 between the Company and affiliated companies that exceeded one-half of one percent of the Company's admitted assets as of December 31, 2011, 2010 and 2009:

FOR THE YEARS ENDED DECEMBER 31,        2011         2010      2009
----------------------------------------------------------------------
Chartis Global Claims Services, Inc. $    250,065  $ 245,427 $ 255,941

Chartis Global Services, Inc.             272,803          -         -
----------------------------------------------------------------------
 TOTAL                               $    522,868  $ 245,427 $ 255,941
======================================================================

Effective January 1, 2011, Chartis Global Services, Inc. is the shared services organization for Chartis U.S., Inc. and Chartis International, LLC. In 2010 and 2009, the expenses were paid by other members of the Admitted Pool and allocated to the Company in accordance with the Pooling Agreement.

As of December 31, 2011 and 2010, short-term investments included amounts invested in the AIG Managed Money Market Fund of $376,438 and $1,881,287, respectively.

Federal and foreign income taxes payable to the Ultimate Parent as of December 31, 2011 and 2010 amounted to $23,930 and $60,666, respectively.

At December 31, 2011 and 2010, the amount due from/(to) National Union, as the lead company of the intercompany

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                (000'S OMITTED)

--------------------------------------------------------------------------------


pool, was $3,447 and $(121,756), respectively.

As of December 31, 2011 and 2010, the Company had the following balances receivable/payable from/to its affiliates (excluding reinsurance transactions):

-------------------------------------------------------------------------------
AS OF DECEMBER 31,                                        2011          2010
-------------------------------------------------------------------------------
Balances with admitted pool companies                  $     6,325  $    31,954

Balances less than 0.5% of admitted assets                   7,005       23,175

Capital contributions receivable from Chartis U.S. Inc.          -    1,937,124
-------------------------------------------------------------------------------
RECEIVABLE FROM PARENT, SUBSIDIARIES AND AFFILIATES    $    13,330  $ 1,992,253
===============================================================================

Balances with admitted pool companies                  $       145  $   122,198

Balances less than 0.5% of admitted assets                  46,282       82,128
-------------------------------------------------------------------------------
PAYABLE TO PARENT, SUBSIDIARIES AND AFFILIATES         $    46,427  $   204,326
===============================================================================

On February 23, 2011, NY SAP approved the Company's request to receive a capital contribution of $1,937,124 in cash from its parent Chartis U.S., Inc. and to reflect such contribution in its December 31, 2010 annual statement. The capital contribution was received by the Company on February 25, 2011 and reported as Receivable from Affiliate at December 31, 2010.

On March 31, 2005 the Company and certain of its affiliates entered into a settlement agreement with an insured to release all the asbestos claims and other products coverage potentially available under the applicable insurance policies by making specified payments to the insured on a quarterly basis from March 2005 to December 2016. Between March 31, 2006 and March 25, 2008 the insured entered into a series of receivable sale agreements with AICC whereby AICC purchased the insured's March 2006 to December 2016 receivables of $365,000 for $278,930. The Company did not reduce its loss reserves for the agreements between the insured and AICC.

On October 27, 2009 AIG Funding, Inc. (AIGF) entered into an assignment and assumption agreement with AICC whereby AIGF assumed the remaining outstanding receivables from AICC, at net book value, as a partial payment against outstanding intercompany loan principal balances owed to AIGF by AICC. The amount, at net book value, was $225,962.

Refer to Notes 3, 4, 6, 7, 8, 9, 10 and 13 for other disclosures on transactions with related parties.

G.   EVENTS OCCURRING AT THE AIG LEVEL

In September 2008, liquidity issues resulted in AIG seeking and receiving governmental support through a credit facility from the Federal Reserve Bank of New York (the FRBNY, and such credit facility, the FRBNY Credit Facility) and funding from the United States Department of the Treasury (Department of the Treasury) through the Troubled

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                (000'S OMITTED)

--------------------------------------------------------------------------------


Asset Relief Program (TARP).

On January 14, 2011, AIG was recapitalized (the Recapitalization) and the FRBNY Credit Facility was repaid and terminated through a series of transactions that resulted in the Department of the Treasury becoming AIG's majority shareholder with ownership of approximately 92 percent of outstanding AIG Common Stock at that time. AIG understands that, subject to market conditions, the Department of the Treasury intends to dispose of its ownership interest over time, and AIG has granted certain registration rights to the Department of the Treasury to facilitate such sales.

On May 27, 2011, AIG and the Department of the Treasury, as the selling shareholder, completed a registered public offering of AIG Common Stock. AIG issued and sold 100 million shares of AIG Common Stock for aggregate net proceeds of approximately $2.9 billion and the Department of the Treasury sold 200 million shares of AIG Common Stock. AIG did not receive any of the proceeds from the sale of the shares of AIG Common Stock by the Department of the Treasury. As a result of the sale of AIG Common Stock in this offering, the Series G Cumulative Mandatory Convertible Preferred Stock, par value $5.00 per share (the Series G Preferred Stock) was cancelled and the ownership of the outstanding AIG Common Stock by the Department of the Treasury was reduced from approximately 92 percent to approximately 77 percent after the completion of the offering.

NOTE 6 - REINSURANCE

In the ordinary course of business, the Company reinsures certain risks with affiliates and other companies. Such arrangements serve to limit the Company's maximum loss on catastrophes, large and unusually hazardous risks. To the extent that any reinsuring company might be unable to meet its obligations, the Company would be liable for its respective participation in such defaulted amounts. The Company purchased catastrophe excess of loss reinsurance covers protecting its net exposures from an excessive loss arising from property insurance losses and excessive losses in the event of a catastrophe under workers' compensation contracts issued without limit of loss.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                (000'S OMITTED)

--------------------------------------------------------------------------------


During 2011, 2010 and 2009, the Company's net premiums written and net premiums earned were comprised of the following:

FOR THE YEARS ENDED DECEMBER 31,               2011                         2010                         2009
-------------------------------------------------------------------------------------------------------------------
                                       WRITTEN       EARNED      WRITTEN       EARNED       WRITTEN      EARNED
-------------------------------------------------------------- ------------------------- --------------------------
Direct premiums                      $  1,327,507  $ 1,425,212 $  1,471,932  $ 1,494,653 $   2,181,231 $  2,429,839

Reinsurance premiums assumed:

 Affiliates                             6,868,230    7,283,623    6,775,226    7,113,494     7,553,633    8,250,685

 Non-affiliates                           102,880       74,710       64,497       37,427        51,887       46,888
-------------------------------------------------------------- ------------------------- --------------------------
    GROSS PREMIUMS                      8,298,617    8,783,545    8,311,655    8,645,574     9,786,751   10,727,412
-------------------------------------------------------------- ------------------------- --------------------------
Reinsurance premiums ceded:

 Affiliates                             1,403,977    1,497,360    1,574,099    1,537,046     2,624,677    3,172,378

 Non-affiliates                         1,585,708    1,604,027    1,542,184    1,459,764     1,099,681    1,200,489
-------------------------------------------------------------- ------------------------- --------------------------
    NET PREMIUMS                     $  5,308,932  $ 5,682,158 $  5,195,372  $ 5,648,764 $   6,062,393 $  6,354,545
============================================================== ========================= ==========================

The maximum amount of return commissions which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2011 and 2010 with the return of the unearned premium reserve is as follows:



                                         ASSUMED REINSURANCE       CEDED REINSURANCE                 NET
-------------------------------------------------------------- ------------------------- --------------------------
                                       UNEARNED                  UNEARNED                  UNEARNED
                                       PREMIUM      COMMISSION   PREMIUM     COMMISSION     PREMIUM     COMMISSION
                                       RESERVES      EQUITY      RESERVES      EQUITY      RESERVES       EQUITY
-------------------------------------------------------------- ------------------------- --------------------------
DECEMBER 31, 2011

 Affiliates                          $  3,342,813  $   394,470 $    830,856  $   138,051 $   2,511,957 $   256,419

 Non-affiliates                            65,890        7,775      444,215       73,807      (378,325)     (66,032)
-------------------------------------------------------------- ------------------------- --------------------------
 TOTAL                               $  3,408,703  $   402,245 $  1,275,071  $   211,858 $   2,133,632   $  190,387
============================================================== ========================= ==========================

DECEMBER 31, 2010

 Affiliates                          $  3,758,923  $   421,024 $    924,159  $   129,587 $   2,834,764 $    291,437

 Non-affiliates                            37,720        4,225      462,613       64,868      (424,893)     (60,643)
-------------------------------------------------------------- ------------------------- --------------------------
 TOTAL                               $  3,796,643  $   425,249 $  1,386,772  $   194,455 $   2,409,871 $  230,794
============================================================== ========================= ==========================

                                       53

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


As of December 31, 2011 and 2010 and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

-----------------------------------------------------------------
                           UNEARNED  PAID LOSSES   RESERVES FOR
                            PREMIUM      AND        LOSSES AND
                           RESERVES      LAE          LAE
-----------------------------------------------------------------
December 31, 2011

 Affiliates             $   830,856  $  124,663   $  10,409,887
 Non-affiliates             444,215     272,636       2,977,082
-----------------------------------------------------------------
 TOTAL                  $ 1,275,071  $  397,299   $  13,386,969
=================================================================
December 31, 2010
 Affiliates             $   924,159  $  131,717   $  10,701,691
 Non-affiliates             462,613     301,588       3,194,427
-----------------------------------------------------------------
 TOTAL                  $ 1,386,772  $  433,305   $  13,896,118
=================================================================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


The Company's unsecured reinsurance recoverables as of December 31, 2011 in excess of 3.0 percent of its capital and surplus is set forth in the table below:

------------------------------------------------------------------------
                                                   NAIC CO.
REINSURER                                           CODE        2011
------------------------------------------------------------------------
Affiliates:
 Chartis U.S., Inc. Admitted Pool                     -     $ 8,527,665
 Eaglestone Reinsurance Company                     10651       722,458
 Chartis Overseas Ltd.                                -         548,081
 AIU Insurance Company                              19399       142,755
 American International Reinsurance Co. Ltd           -          53,151
 Lexington Insurance Company                        19437        28,535
 United Guaranty Insurance Company                  11715        23,187
 Chartis Europe S.A.                                  -           6,375
 Chartis Insurance UK Ltd                             -           5,725
 Chartis Specialty Insurance Company                26883         4,901
 Landmark Insurance Company                         35637         2,696
 US Life Ins Co of NY (F/ Amer Int Life Ass NY)     70106         2,434
 Chartis Insurance Company Of Canada                  -           1,750
 Chartis Select Insurance Company                   10932         1,718
 Other affiliates below $1.0 million                  -           4,469
------------------------------------------------------------------------
  TOTAL AFFILIATES                                           10,075,900
------------------------------------------------------------------------

Non-Affiliates:
 Swiss Re Group                                       -         232,415
 Lloyds Syndicates                                    -         223,289
 Transatlantic Group                                  -         216,955
 Munich Re Group                                      -         174,362
------------------------------------------------------------------------
  TOTAL  NON-AFFILIATES                                         847,021
------------------------------------------------------------------------
 Total affiliates and non-affiliates                        $ 10,922,921
========================================================================

During 2011, 2010 and 2009, the Company reported in its Statements of Operations statutory losses of $2,152, $135,317 and $10,863, respectively, as a result of commutations with the following reinsurers. The 2011 loss was comprised of losses incurred of $2,146 and premiums earned of $(6); the 2010 loss was comprised of losses incurred of $135,412, commissions incurred of $(98) and premiums earned of $(3); the 2009 losses were from losses incurred.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------
COMPANY                                    2011        2010       2009
--------------------------------------------------------------------------

Argonaut Midwest Insurance Company        $   1,882  $       -   $     -
American International Reinsurance
Company, Ltd. (a)                                -      131,629    10,284
Continental Casualty Company                     -        1,270        -
Reliastar Life Insurance Company                 -        1,296        -
Other reinsurers below $1 million               270       1,122       579
--------------------------------------------------------------------------
TOTAL                                     $   2,152  $  135,317  $ 10,863
==========================================================================

(a) Effective April 1, 2010, National Union commuted a multi-year reinsurance agreement with AIRCO. The commutation resulted in the members of the Admitted Pool recapturing loss and LAE reserves of $2,576,715 in exchange for consideration of $2,211,079, resulting in a loss of $365,636, which was pooled in accordance with the Admitted Pooling Agreement. The commutation was approved by the NY DFS and Pennsylvania Insurance Department. The Company recorded its share of these transactions based upon its stated pool percentage as follows:

                                       COMPANY'S POOLED
                           TOTAL          ALLOCATION
                         -----------   -----------------
Liabilities:
 Outstanding losses      $ 2,576,715   $        927,617
                         ============  =================
P&L:
 Paid losses                 365,636            131,629
                         ============  =================
 Net cash                $ 2,211,079   $        795,988
                         ============  =================


As of December 31, 2011 and 2010, the Company had reinsurance recoverables on paid losses in dispute of $102,721 and $115,859, respectively.

During 2011, 2010 and 2009, the Company recovered/(wrote off) reinsurance recoverable balances of $14,092, $(1,224) and $8,952, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


As described in Note 5, the Company is party to an inter-company pooling agreement. In the ordinary course of business, the Company also assumes business, primarily from affiliated entities. As of December 31, 2011 and 2010, the Company's premium receivable and losses payable on assumed business are as follows:

-------------------------------------------------------------------------------
                   2011                    AFFILIATE   NON-AFFILIATE   TOTAL
-------------------------------------------------------------------------------
Premiums in course of collection           $ 165,233   $ 36,933      $ 202,166

Reinsurance payable on paid loss
and loss adjustment expenses                  71,426     11,807         83,233

-------------------------------------------------------------------------------
                   2010                    AFFILIATE  NON-AFFILIATE   TOTAL
-------------------------------------------------------------------------------
Premiums in course of collection
                                           $ 146,906   $ 11,982      $ 158,888
Reinsurance payable on paid loss
and loss adjustment expenses                 150,327      4,755        155,082

The primary components of the affiliated assumed reinsurance balances summarized above, and excluding members of the Admitted Pool, relate to reinsurance agreements with the following:

                                                       2011                          2010
-------------------------------------------------------------------------------------------------------------------

                                          PREMIUMS IN   REINSURANCE PAYABLE     PREMIUMS IN    REINSURANCE PAYABLE
                                           COURSE OF   ON PAID LOSS AND LOSS     IN COURSE   ON PAID LOSS AND LOSS
                                          COLLECTION     ADJUSTMENT EXPENSES     COLLECTION    ADJUSTMENT EXPENSES
-------------------------------------------------------------------------------------------------------------------
Chartis Overseas Ltd.                     $    42,610  $              13,061    $    14,735  $              20,053
Chartis Excess Ltd.                             8,210                     36              -                      -
Lexington Insurance Co.                         7,986                 10,262         16,421                 17,730
Chartis Europe SA                               7,984                  9,237          7,544                 11,977
Chartis Insurance Company of Canada             7,179                  6,348              -                      -
Chartis Insurance UK Ltd.                       6,947                  6,679         11,225                  4,051
CA De Seguros American Intl                     5,270                  1,337              -                      -
La Meridional Compania Argentina
de Seguros S.A.                                 3,757                  1,210              -                      -
Chartis Specialty Insurance. Co.                3,195                  1,321            388                    597
National Union Ins. Co. of Vermont              2,225                  9,024             47                 15,310
Chartis Insurance Company - Puerto Rico         1,473                  1,269         10,632                    310
United Guaranty Residential Ins. Co.              461                (50,400)           245                 20,558
Chartis Australia Insurance Ltd.                    -                  4,945              -                      -
AIU Insurance Co.                              (2,539)                (3,624)        (8,361)                (8,316)

Effective January 1, 2010, Chartis Specialty Insurance Company (Chartis Specialty) commuted its quota share and stop loss reinsurance agreements with National Union. In accordance with the commutation agreement, National Union transferred cash and securities totaling $4,041,671 to Chartis Specialty. This amount was net of a ceding commission

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


of $220,094. The Company recorded its share of these transactions based upon its stated pool percentage and reported the net impact on its financial statements from these transactions as follows:

                                                     COMPANY'S POOLED
                                   TOTAL               ALLOCATION
                                 ------------        -----------------
Liabilities:

 Outstanding losses              $ 3,278,251         $     1,180,170

 Unearned premium reserves           933,787                  336,163

 Other                                49,727                   17,902
                                 ------------        -----------------
                                   4,261,765                1,534,235
                                 ------------        -----------------
P&L:
 Ceding commission                   220,094                   79,234
                                 ------------        -----------------
                                 $ 4,041,671         $       1,455,001
                                 ============        =================

NOTE 7 - DEPOSIT ACCOUNTING ASSETS AND LIABILITIES

Certain of the products offered by the Company include funding components or have been structured in a manner such that little or no insurance risk is transferred. Funds received in connection with these arrangements are recorded as deposit liabilities, rather than premiums and incurred losses. In addition, the Company has entered into several ceded reinsurance arrangements, both treaty and facultative, which were determined to be deposit agreements. Conversely, funds paid in connection with these arrangements are recorded as deposit assets, rather than as ceded premiums and ceded incurred losses.

As of December 31, 2011 and 2010, the Company's deposit assets and liabilities were comprised of the following:

---------------------------------------------------------------------------
                          Deposit    Deposit     Funds Held     Funds Held
                          Assets   Liabilities    Assets      Liabilities
-----------------------------------------------  --------------------------
December 31, 2011:
 Direct                  $      -  $    97,581   $        -   $          -
 Assumed                        -           44            -              -
 Ceded                          3            -            -          4,848

----- -----------------------------------------  --------------------------
 TOTAL                   $      3  $    97,625   $        -   $      4,848
===============================================  ==========================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------
                                         DEPOSIT    DEPOSIT     FUNDS HELD    FUNDS HELD
                                         ASSETS   LIABILITIES     ASSETS     LIABILITIES
--------------------------------------------------------------  -------------------------
December 31, 2010:
 Direct                                $       -  $   100,648   $        -   $         -
 Assumed                                       -       89,243       88,515             -
 Ceded                                       686            -            -           990
--------------------------------------------------------------  -------------------------
 TOTAL                                 $     686  $   189,891   $   88,515   $       990
==============================================================  =========================

A reconciliation of the Company's deposit asset and deposit liabilities as of December 31, 2011 and 2010 is set forth in the table below:

                                                 2011                          2010
-----------------------------------------------------------------    ---------------------------
                                         DEPOSIT       DEPOSIT        DEPOSIT        DEPOSIT
                                         ASSETS      LIABILITIES       ASSETS       LIABILITIES
-----------------------------------------------------------------    ---------------------------
Balance at January 1                   $      686    $   189,891     $    1,595    $    178,479
 Deposit activity, including loss
 recoveries                                  (683)       (90,764)        (1,622)          8,358
 Interest income or expense, net of
 amortization of margin                        -          (1,502)           713           3,054
 Non-admitted asset portion                    -              -              -              -
-----------------------------------------------------------------    ---------------------------
BALANCE AS OF DECEMBER 31              $        3    $    97,625     $      686    $   189,891
=================================================================    ===========================

                                                 2011                          2010
-----------------------------------------------------------------    ---------------------------
                                       FUNDS HELD     FUNDS HELD     FUNDS HELD     FUNDS HELD
                                         ASSETS      LIABILITIES        ASSETS     LIABILITIES
-----------------------------------------------------------------    ---------------------------
Balance at January 1                   $   88,515    $       990     $   88,515    $         -
 Contributions                                 -           4,753             -              990
 Withdrawals                              (88,515)          (895)            -               -
 Interest                                      -              -              -               -
-----------------------------------------------------------------    ---------------------------
BALANCE AS OF DECEMBER 31              $       -     $     4,848     $   88,515    $        990
=================================================================    ===========================

In 2011, the Company determined, based on settlement of related litigation, that an assumed reinsurance deposit transaction had terminated, and the Company eliminated assumed deposit liabilities of $90,000 and related funds held assets of $88,200.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


NOTE 8 - FEDERAL INCOME TAXES

The Company files a consolidated U.S. federal income tax return with the Ultimate Parent, AIG. AIG's domestic subsidiaries can be found on Schedule Y of the Company's annual statement.

The Company is allocated U.S. federal income taxes based upon an accounting policy that was amended, effective January 1, 2010. This accounting policy provides that the Company shall reflect in its financial statements the tax liability that would have been paid by the Company if it had filed a separate federal income tax return except that Chartis, Inc. assumes the current liability (and future risks and rewards of the tax position taken) associated with the Company's unrecognized tax benefits by means of a deemed capital contribution transaction. Unrecognized tax benefits is defined as any liability recorded in accordance with Financial Accounting Standards Board Interpretation No. 48 -- Accounting for Uncertainty in Income Taxes (FIN 48) which would include any tax liability recorded as the result of an agreed upon adjustment with the tax authorities, except ones arising as a result of errors or omissions.

While the accounting policy described above governs the current and deferred tax recorded to the income tax provision, the amount of cash that will be paid or received for U.S. federal income taxes is governed by an intercompany tax settlement arrangement entered into with Chartis, Inc. The terms of this intercompany cash settlement arrangement are based on principles consistent with the accounting policy for allocating income tax expense or benefit to the Company above, except that:

     - Any tax realized by the Company from the creation of a deferred inter-company gain (as determined under Treasury Regulation Section 1.1502-13) in which no consideration was received will be paid by the Subgroup Parent.

     - To the extent that (1) tax attributes are created outside of the normal course of business, (2) that cash benefit is received by Chartis, Inc. under its separate tax allocation agreement with Parent in advance of when the attributes are actually utilized in the AIG consolidated U.S. federal tax return, and (3) these identified tax attributes expire unused in the AIG consolidated tax return, Chartis, Inc. shall reimburse Parent for this amount and apportion such amount to the Company to the appropriate extent. The Company shall make any required reimbursements within 30 days after Chartis, Inc. receives notice from Parent. Consistent SSAP 10R principles and the Company's tax accounting policy for allocating taxes, any payment made under this provision would be accounted for as a distribution. At December 31, 2011, the Company has not generated any attributes outside of the normal course of business that could cause this provision of the agreement to become applicable.

     - In accordance with N.Y. Department of Insurance Circular Letter 1979-33, Subgroup Parent or Parent shall establish and maintain an escrow account for amounts where the Company's separate return liability exceeds the consolidated tax liability of the Parent group.

The Company had a prior tax sharing agreement in place during the 2008 and 2009 years with Chartis, Inc. The key differences between the 2008/2009 tax sharing agreement and the 2010 tax sharing agreement are: (i) the Company had to pay its separate federal income tax liability without taking into account tax credits, whereas they may take into account tax credits under the 2010 tax sharing agreement; (ii) the Company did not have to pay for any tax arising from

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


gains from Qualifying Transactions (which were defined as deferred intercompany gains as defined in Treas. Reg. Section 1502-13 from the sale of stock or substantially all the assets of an operating subsidiary), whereas the 2010 agreement only exempts for deferred intercompany transactions for which no consideration was received; (iii) the Company did not have to pay any tax arising from Asset Sales (which were defined in the FRBNY credit facility between AIG and the Federal Reserve), so long as the net proceeds were remitted to AIG, whereas the 2010 agreement deletes references to Asset Sales since AIG repaid its obligations to FRBNY under the credit facility and (iv) the Company was paid for the use by the Subgroup of the Company's excess attributes that were utilized by the Subgroup, but under the 2010 agreement, the Company must be able to utilize the asset on its own separate company liability basis.

The federal income tax recoverable/payable in the accompanying statement of admitted assets, liabilities, capital and surplus are due to/from Chartis, Inc. The statutory U.S. federal income tax rate is 35 percent at December 31, 2011.

The   components   of  the   Company's   net  deferred  tax   assets/liabilities
("DTA"/"DTL") as of December 31, 2011 and 2010 are as follows:

                                                    DECEMBER 31, 2011                         DECEMBER 31, 2010
                                        ----------------------------------------  ---------------------------------------
 DESCRIPTION                               ORDINARY      CAPITAL        TOTAL       ORDINARY      CAPITAL        TOTAL
--------------------------------------  ----------------------------------------  ---------------------------------------

 Gross deferred tax assets               $  1,632,616  $   122,640  $  1,755,256  $  1,501,814  $   265,330  $  1,767,144
 Less statutory valuation allowance                 -            -             -       633,968      131,367       765,335
                                        ----------------------------------------  ---------------------------------------
 Adjusted gross deferred tax assets         1,632,616      122,640     1,755,256       867,846      133,963     1,001,809
 Gross deferred tax liabilities               (58,661)    (176,253)     (234,914)      (67,312)    (133,963)     (201,275)
                                        ----------------------------------------  ---------------------------------------
 Net deferred tax asset/(liabilities)       1,573,955      (53,613)    1,520,342       800,534            -       800,534
 Deferred tax assets non-admitted            (828,450)           -      (828,450)      (17,769)           -       (17,769)
                                        ----------------------------------------  ---------------------------------------
 Net admitted deferred tax assets        $    745,505  $   (53,613) $    691,892  $    782,765  $         -  $    782,765
                                        ========================================  =======================================

                                                        CHANGE
                                        ----------------------------------------
 DESCRIPTION                               ORDINARY      CAPITAL        TOTAL
--------------------------------------  ----------------------------------------

 Gross deferred tax assets               $    130,802  $  (142,690) $    (11,888)
 Less statutory valuation allowance          (633,968)    (131,367)     (765,335)
                                        ----------------------------------------
 Adjusted gross deferred tax assets           764,770      (11,323)      753,447
 Gross deferred tax liabilities                 8,651      (42,290)     (33,639)
                                        ----------------------------------------
 Net deferred tax asset/(liabilities)         773,421      (53,613)      719,808
 Deferred tax assets non-admitted            (810,681)           -      (810,681)
                                        ----------------------------------------
 Net admitted deferred tax assets        $    (37,260)   $ (53,613) $    (90,873)


The Company has elected to admit DTAs pursuant to paragraph 10.e. It recorded an increase in admitted DTAs as the result of its election to employ the provision of Paragraph 10.e. as follows:

                                                                              DECEMBER 31, 2011              DECEMBER 31, 2010
                                                                      ------------------------------ -------------------------------
  DESCRIPTION                                                           ORDINARY  CAPITAL    TOTAL    ORDINARY  CAPITAL    TOTAL
--------------------------------------------------------------------- ------------------------------ -------------------------------

  Increase in DTA from carried back losses that reverse in subsequent
 three calendar years that are carried back to recoup taxes            $       -  $     -  $       -  $       -  $     -  $       -
  Increase in DTA from the lesser of adjusted gross DTAs realizable
 within 36 months or 15% of statutory surplus                            450,661        -    450,661    260,922        -    260,922
  Increase in DTA from adjusted gross DTAs that can be offset against
 DTLs                                                                          -        -          -          -        -          -
                                                                      ------------------------------ -------------------------------
  Total Increase in DTA admitted pursuant to Paragraph 10.e            $ 450,661  $     -  $ 450,661  $ 260,922  $     -  $ 260,922
                                                                      ============================== ===============================
                                                                                   CHANGE
                                                                       ------------------------------
  DESCRIPTION                                                           ORDINARY   CAPITAL   TOTAL
---------------------------------------------------------------------  ------------------------------

  Increase in DTA from carried back losses that reverse in subsequent
 three calendar years that are carried back to recoup taxes             $       -  $     - $       -
  Increase in DTA from the lesser of adjusted gross DTAs realizable
 within 36 months or 15% of statutory surplus                             189,739        -   189,739
  Increase in DTA from adjusted gross DTAs that can be offset against
 DTLs                                                                           -        -         -
                                                                       ------------------------------
  Total Increase in DTA admitted pursuant to Paragraph 10.e             $ 189,739  $     - $ 189,739
                                                                       ==============================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


The amount of admitted deferred tax assets, admitted assets, statutory surplus and total adjusted capital in the risk-based capital calculation resulting from the use of paragraph 10.a., 10.b., 10.c., 10.e. are as follows:

                                                                       DECEMBER 31, 2011                     DECEMBER 31, 2010
                                                            ----------------------------------- ------------------------------------
    DESCRIPTION                                              ORDINARY     CAPITAL      TOTAL     ORDINARY     CAPITAL       TOTAL
    ------------------------------------------------------  ----------------------------------- ------------------------------------

    Carried back losses that reverse in subsequent
      calendar year                                          $       -  $        -  $        -   $        -  $         - $        -
    The lesser of adjusted gross DTAs realizable
      within 12 months or 10% of statutory surplus             241,231           -     241,231      521,844            -    521,844
                                                            ----------------------------------- ------------------------------------
    Adjusted gross DTAs that can be offset against DTLs        112,273     122,641     234,914       67,312      133,963    201,275
                                                            ----------------------------------- ------------------------------------
    Total DTA admitted pursuant to Paragraphs 10.a, 10.b
      and 10.c                                                 353,504     122,641     476,145      589,156      133,963    723,119
                                                            ----------------------------------- ------------------------------------

 Admission Calculation Components
 SSAP 10R, Paragraph 10.e

    Carried back losses that reverse in subsequent
      three calendar years                                           -           -           -            -            -          -
    The lesser of adjusted gross DTAs realizable
      within 36 months or 15% of statutory surplus             450,661           -     450,661      260,922            -    260,922
                                                            ----------------------------------- ------------------------------------
    Adjusted gross DTAs that can be offset against DTLs              -           -           -            -            -          -
                                                            ----------------------------------- ------------------------------------
    Additional DTA admitted pursuant to Paragraph 10.e         450,661           -     450,661      260,922            -    260,922
                                                            ----------------------------------- ------------------------------------

    Total DTA Admitted Under SSAP 10R                          804,165     122,641     926,806      850,077      133,963    984,040
    Total DTL                                                  (58,661)   (176,253)   (234,914)     (67,312)    (133,963)  (201,275)
                                                            ----------------------------------- ------------------------------------

    Net Admitted DTA                                         $ 745,504  $  (53,612) $  691,892   $  782,765  $         - $  782,765
                                                            =================================== ====================================

 Used in SSAP 10R, Par. 10 d

    Total adjusted capital                                           -           -   5,282,793            -            -  6,376,918
                                                                                   ------------                          -----------
    Authorized control level                                         -           -   1,237,484            -            -  1,524,545
                                                                                   ------------                          -----------

                                                                          CHANGE
                                                            ------------------------------------
     DESCRIPTION                                              ORDINARY    CAPITAL     TOTAL
    ------------------------------------------------------  ------------------------------------

    Carried back losses that reverse in subsequent
      calendar year                                          $       -  $        -  $         -
    The lesser of adjusted gross DTAs realizable
      within 12 months or 10% of statutory surplus            (280,613)          -     (280,613)
                                                            ------------------------------------
    Adjusted gross DTAs that can be offset against DTLs         44,961     (11,322)      33,639
                                                            ------------------------------------
    Total DTA admitted pursuant to Paragraphs 10.a, 10.b
      and 10.c                                                (235,652)    (11,322)    (246,974)
                                                            ------------------------------------

 Admission Calculation Components
 SSAP 10R, Paragraph 10.e

    Carried back losses that reverse in subsequent
      three calendar years                                           -           -            -
    The lesser of adjusted gross DTAs realizable
      within 36 months or 15% of statutory surplus             189,739           -      189,739
                                                            ------------------------------------
    Adjusted gross DTAs that can be offset against DTLs              -           -            -
                                                            ------------------------------------
    Additional DTA admitted pursuant to Paragraph 10.e         189,739           -      189,739
                                                            ------------------------------------

    Total DTA Admitted Under SSAP 10R                          (45,912)    (11,322)     (57,234)
    Total DTL                                                    8,651     (42,290)     (33,639)
                                                            ------------------------------------

    Net Admitted DTA                                         $ (37,261) $  (53,612) $   (90,873)
                                                            ====================================

 Used in SSAP 10R, Par. 10 d

    Total adjusted capital                                           -           -  (1,094,125)
                                                                                   -------------
    Authorized control level                                         -           -    (287,061)
                                                                                   -------------

The following table provides the Company's assets, capital and surplus, and Risk Based Capital information with the DTA calculated under SSAP 10R paragraphs 10.a. to 10.c. and the additional DTA determined under SSAP 10R paragraph 10.e.:

                                                          DECEMBER 31, 2011                     DECEMBER 31, 2010
                                                   ------------------------------------ ----------------------------------
        DESCRIPTION                                  ORDINARY   CAPITAL       TOTAL      ORDINARY   CAPITAL        TOTAL
       ------------------------------------------- ------------------------------------ ------------- --------- ----------

 SSAP 10R, Paragraphs 10.a, 10.b, and 10.c

        Admitted deferred tax assets                $ 294,843  $ (53,612) $    241,231   $ 521,844  $     -  $    521,844
        Admitted assets                                     -          -    23,449,611           -        -    26,155,673
        Adjusted statutory surplus                          -          -     5,216,642           -        -     6,412,177
        Total adjusted capital from DTA                     -          -     5,216,642           -        -     6,412,177

 Increased amounts due to SSAP 10R, Paragraph 10.e

        Admitted deferred tax assets                  745,504    (53,612)      691,892     782,765        -       782,765
        Admitted assets                                     -          -    23,900,272           -        -    26,416,595
        Statutory surplus                                   -          -  $  5,667,303           -        -  $  6,673,099

                                                                  CHANGE
                                                   ------------------------------------
        DESCRIPTION                                  ORDINARY   CAPITAL       TOTAL
       ------------------------------------------- ------------------------------------
 SSAP 10R, Paragraphs 10.a, 10.b, and 10.c

        Admitted deferred tax assets                $(227,001) $ (53,612) $   (280,613)
        Admitted assets                                     -          -    (2,706,062)
        Adjusted statutory surplus                          -          -    (1,195,535)
        Total adjusted capital from DTA                     -          -    (1,195,535)

 Increased amounts due to SSAP 10R, Paragraph 10.e

        Admitted deferred tax assets                  (37,261)   (53,612)      (90,873)
        Admitted assets                                     -          -    (2,516,323)
        Statutory surplus                                   -          -  $ (1,005,796)

The Company has employed tax planning strategies in determining the amount of adjusted gross and net admitted deferred tax assets. Tax planning strategies increased ordinary adjusted gross DTAs by $1,312,815 and net admitted DTAs by $64,523. Tax planning strategies had no impact upon capital adjusted gross DTAs and net admitted capital DTAs, all of which were non-admitted.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


During 2011, 2010 and 2009, the Company's current income tax expense/(benefit) was comprised of the following:

 For the years ended December 31,                 2011         2010         2009
------------------------------------------------------------------------------------

  Federal income tax                           $  (95,734) $  (142,812) $  (215,953)
  Foreign income tax                               (8,461)      (5,462)      37,836
                                              --------------------------------------
        Subtotal                                 (104,195)    (148,274)    (178,117)
  Federal income tax on net capital gains           90,032     169,323       57,389
  Other - including return to provision                -         6,354       55,810
                                              --------------------------------------
  Federal and foreign income taxes incurred    $  (14,163) $    27,403  $   (64,918)
                                              =====================================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


The composition of the Company's net deferred tax assets as of December 31, 2011 and 2010, along with the changes in deferred income taxes for 2011, is set forth in the table below:

Deferred tax assets:

     Ordinary                                                   2011           2010         CHANGE
                                                            -----------------------------------------

            Loss reserve discount                            $   416,180   $   488,039   $   (71,859)
            Non-admitted assets                                  126,696       146,586       (19,890)
            Unearned premium reserve                             200,003       224,940       (24,937)
            Goodwill & deferred revenue                           29,941        29,941             -
            Bad debt expense                                      74,123        88,502       (14,379)
            Net operating loss carryforward                      461,242       376,835        84,407
            Foreign tax credits                                   69,946        99,895       (29,949)
            Deferred tax of foreign entities                      43,675        38,621         5,054
            Investments                                          118,681          -          118,681
            Deferred loss on branch conversion                     9,555          -            9,555
            Intangibles                                           22,280          -           22,280
            Other temporary difference                            60,293         8,455        51,838
                                                            -----------------------------------------
                                                 Subtotal      1,632,615     1,501,814       130,801

      Statutory valuation allowance adjustment                       -        (633,968)      633,968
      Non-admitted                                              (828,450)      (17,769)     (810,681)
                                                            -----------------------------------------

      Admitted ordinary deferred tax assets                      804,165       850,077       (45,912)
                                                            -----------------------------------------

      Capital


            Investments writedown                                110,936       149,630       (38,694)
            Unrealized capital losses                             11,335        87,003       (75,668)
            Deferred intercompany loss                                 -        28,697       (28,697)
            Other temporary difference                               370             -           370
                                                            ------------- ------------- ---------------
                                                 Subtotal        122,641       265,330      (142,689)

      Statutory valuation allowance adjustment                         -      (131,367)      131,367
      Non-admitted                                                     -             -             -
                                                            -----------------------------------------

      Admitted capital deferred tax assets                       122,641       133,963       (11,322)
                                                            -----------------------------------------

                                                            -----------------------------------------
      TOTAL ADMITTED DEFERRED TAX ASSETS                     $   926,806   $   984,040   $   (57,234)
                                                            =========================================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


Deferred tax liabilities:

     Ordinary                                                                           2011          2010        CHANGE
                                                                                   ----------------------------------------

            Investments                                                             $   (46,868)  $   (17,160)  $  (29,708)
            Other (including items <5% of total ordinary tax liabilities)               (11,793)      (50,152)      38,359
                                                                                   ----------------------------------------
                                                                        Subtotal        (58,661)      (67,312)       8,651


     Capital

            Investments                                                                 (19,064)            -      (19,064)
            Unrealized capital gains                                                   (157,189)     (133,963)     (23,226)
                                                                                   ----------------------------------------
                                                                        Subtotal       (176,253)     (133,963)     (42,290)

                                                                                   ----------------------------------------
 TOTAL DEFERRED TAX LIABILITIES                                                     $  (234,914)  $  (201,275)  $  (33,639)
                                                                                   ----------------------------------------


 NET ADMITTED DEFERRED TAX ASSETS/(LIABILITIES):                                    $   691,892   $   782,765   $  (90,873)
                                                                                   ========================================

The change in net deferred tax assets is comprised of the following: (this analysis is exclusive of non-admitted assets as the Change in Non-Admitted Assets is reported separately from the Change in Net Deferred Income Taxes in the surplus section of the Annual Statement):

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------

Description                                                       2011         2010       CHANGE
                                                             --------------------------------------

 Adjusted gross deferred tax assets                           $ 1,755,256  $ 1,001,809  $  753,447
 Total deferred tax liabilities                                  (234,914)    (201,275)    (33,639)
                                                             --------------------------------------
 Net deferred tax assets                                        1,520,342      800,534     719,808
 Deferred tax assets/(liabilities) - SSAP 3                                                     -
 Deferred tax assets/(liabilities) - unrealized                                              3,008
 Deferred tax - noncash settlement through paid-in-capital                                  57,153

                                                                                       ------------
 Total change in deferred tax                                                              659,647
                                                                                       ============

 Change in deferred tax - current year                                                     643,845
 Change in deferred tax - current year - other surplus items                                15,802
                                                                                       ------------
 Change in deferred tax - current year - total                                             659,647
                                                                                       ============

                                                                CURRENT      DEFERRED      TOTAL
                                                             --------------------------------------
 SSAP 3 impact:
       SSAP 3 - general items                                     (20,102)      90,565      70,463
       SSAP 3 - unrealized gain/loss                                   -      (101,902)   (101,902)
                                                             --------------------------------------
       Total SSAP 3                                               (20,102)     (11,337)    (31,439)
       SSAP 3 - statutory valuation allowance                          -        11,337      11,337
                                                             --------------------------------------
       SSAP 3 - adjusted tax assets and liabilities               (20,102)          -     (20,102)
       SSAP 3 - non-admitted impact                                22,382           -       22,382
                                                             --------------------------------------
 Total SSAP 3 impact                                          $     2,280           -   $    2,280
                                                             ======================================

STATUTORY VALUATION ALLOWANCE

Under SSAP 10R, statutory gross deferred tax assets must be reduced to the extent it is determined that valuation allowance would be required under U.S. GAAP valuation allowance principles pursuant to Accounting Standard Codification
(ASC) 740, Income Taxes. Significant judgment is required in determining the provision for income taxes and, in particular, in the assessment of whether and in what magnitude a valuation allowance should be recorded. At December 31, 2011, the Company recorded gross deferred tax assets before valuation allowance of tax assets of $1,755,256. Management believes that it is more likely than not that these assets will be realized in the forseeable future therefore the Company has not recorded a valuation allowance against its deferred tax asset. This assessment is based on the Company's expectation based on a "more likely than not" standard in measuring its ability to realize its gross deferred tax assets reported on the Company's statement of admitted assets at December 31, 2011.

When making its assessment about the realization of its deferred tax assets at December 31, 2011, the Company considered all available evidence, as required by income tax accounting guidance, including:

     -    the  nature,   frequency,  and  severity  of  current  and  cumulative
          financial reporting losses;

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


     - transactions completed and transactions expected to be completed in the near future;

     - the carryforward periods for the net operating and capital loss and foreign tax credit carryforward;

     - the application of the amended tax sharing agreement between the tax Sub Group and the Ultimate Parent; and

     - tax planning strategies that would be implemented, if necessary, to protect against the loss of the deferred tax assets.

Despite the existence of cumulative losses in recent years, including losses related to adverse development in 2009, 2010 and 2011, the Company has been able to implement tax planning strategies to protect against the loss of deferred tax assets, and the Company has concluded that it is more likely than not that its net deferred tax assets will be realized at December 31, 2011.

In concluding that a portion of the statutory gross deferred tax assets are realizable under the U.S. GAAP valuation allowance model, the Company considered both the positive and negative evidence regarding its ability to generate sufficient taxable income to realize the reported adjusted deferred tax assets.

Negative evidence included (i) the existence of cumulative losses in recent years, including losses related to adverse development in 2009 and 2010 of $1,006,000 and $1,506,600, respectively; (ii) the risk that the Company will not be able to execute upon on all of its strategies and actions in the anticipated timeframe; (iii) that Chartis is unable to continue generating profits from the foreign insurance business which the Company has asserted that it can reinsure into the Company; and (iv) that the Company is unable to identify securities earning the investment yields contemplated in the projections and strategies which represented yields ranging from 3.75 percent to 10.8 percent.

Positive evidence included the availability of prudent and feasible tax planning strategies and AIG's, Chartis' and the Company's ability to execute on tax planning strategies and/or actions, if required, that would allow the Company to generate taxable income in order to realize the statutory gross deferred tax assets. These tax planning strategies included: (i) converting tax-exempt investment income to taxable investment income through both the municipal bond borrowing program or through the sale of additional tax-exempt securities to third parties and affiliates and reinvestment of the proceeds in taxable securities; and (ii) investing available resources into higher yielding assets.

It is important to note, estimates of future taxable income generated from specific transactions and tax planning strategies could change in the near term, perhaps materially, which may require the Company to adjust its assessment of the need for a valuation allowance. Such adjustments could be material to the Company's financial condition or its results of operations for an individual reporting period.

STATUTORY ADMISSIBILITY

Once the $1,755,256 of adjusted gross deferred tax asset was quantified, this value was assessed for statutory admissibility using SSAP 10R's three part test. The first test allows for the admissibility of adjusted gross deferred tax assets that are expected to reverse in the next three years and could be used to recover taxes paid in prior years. Based upon the Company's tax sharing agreements discussed at Note 8, no carryback potential exists and thus no adjusted gross deferred tax asset can be admitted under this first test. The second test allows for an adjusted gross deferred tax asset to be admitted based upon the lesser of 15 percent of adjusted statutory surplus of the most recently filed

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


statement and the adjusted gross deferred tax assets expected to reverse within the next three years and that it is expected to be realized (i.e., provide incremental cash tax savings). Under this test, the Company is required to project future taxable income. If operating results differ from those expected in the Company's projections, the amount of the adjusted gross deferred tax asset admitted could materially change. The Company's projections used in determining the admissibility of adjusted gross deferred tax assets included the consideration of the tax planning actions and strategies discussed above and carry similar risks, including the possibility of continuing adverse development in the prior year loss reserves. Finally, the adjusted gross deferred tax assets not admitted under the first two tests can be admitted to the extent there are existing deferred tax liabilities allowable under the relevant tax law. As a result of these tests for statutory admissibility, $691,892 of adjusted gross deferred tax assets were admitted as of December 31, 2011.

The Company does not have any unrecorded deferred tax liabilities.

The Company's income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate of 35 percent to income before income taxes as follows:

                                                       2011                    2010                     2009
                                               ---------------------  ------------------------  ------------------------
 Description                                     AMOUNT   TAX EFFECT    AMOUNT    TAX EFFECT     AMOUNT      TAX EFFECT
---------------------------------------------  ---------------------  ------------------------  ------------------------
 Net income before federal income taxes and
 capital gains taxes                           $ 480,413  $ 168,145   $ (749,113) $  (262,190) $  184,874  $     64,706
 Book to tax adjustments:
   Tax exempt income                            (304,201)  (106,470)    (420,450)    (147,157)   (456,093)     (159,633)
   Intercompany dividends                         (6,294)    (2,203)           -            -     (94,815)      (33,185)
   Dividend received deduction                      (451)      (158)      (8,767)      (3,069)    (18,128)       (6,345)
   Subpart F income, gross-up & foreign
   tax credits                                    14,771     (3,291)     (36,387)     (13,104)          -             -
   Meals and entertainment                             -          -          567          199         862           302
   Stock options and other compensation           27,409      9,593        4,644        1,625           -             -
   Non-deductible penalties                        1,442        505            -            -           -             -
   Change in non-admitted assets                  84,424     29,549      162,087       56,731    (102,726)      (35,954)
   Change in tax position                              -     (5,702)           -       11,310           -        59,878
   Statutory valuation allowance               (753,998)   (753,998)     765,335      765,335           -             -
   Sale of divested entities                           -          -            -            -     (70,576)      (24,702)
   Return to provision                                 -    (5,690)            -       19,394           -        11,457
   Branch incorporation & conversion (Hong
  Kong/Singapore/Australia)                         (536)      (188)           -            -           -             -
   Non-deductible expenses                        34,253     11,989            -            -           -         1,399
   Other                                            (252)       (89)           -       (5,297)     (4,392)       (2,195)
------------------------------------------------------------------------------------------------------------------------
          Total book to tax adjustments         (903,433)  (826,153)     467,029      685,967    (745,868)     (188,978)
------------------------------------------------------------------------------------------------------------------------
 Total federal taxable income and tax          $(423,020) $(658,008)  $ (282,084) $   423,777  $ (560,994)    $(124,272)
========================================================================================================================

 Federal income tax incurred                               (104,195)                 (141,920)                 (122,307)
 Federal income tax on realized capital gains                90,032                   169,323                    57,389
 Change in deferred tax                                    (659,647)                  396,374                   (59,354)
 Less: Change in deferred tax - other
  surplus items                                              15,802                         -                         -
                                                          ---------               -----------              -------------
 Total tax                                                $(658,008)              $   423,777              $   (124,272)
                                                          =========               ===========              =============

As of December 31, 2011, the Company had $69,946 foreign tax credits carry forwards expiring through the year 2021, and $1,317,835 of net operating loss carry forwards expiring through the year 2031 that are available to offset against future taxable income. The Company has no capital loss carry forwards remaining as of December 31, 2011 and no other unused tax credits available to offset against future taxable income as of December 31, 2011 and 2010.

The Company has an enforceable right to recoup federal income taxes in the event of future net losses which it may

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


incur or to recoup its net losses carried forward as an offset to future net income subject to federal income taxes. Currently, there is no federal income tax incurred available for recoupment in the event of future net operating losses for tax purposes.

As of December 31, 2011, the Company had no deposits under IRC Section 6603.

In 2009, tax liabilities relating to uncertain tax positions and tax return errors and omissions relating to the Company were held by Chartis, Inc., the Subgroup Parent. Pursuant to the amended tax sharing agreement that was effective January 1, 2010, Chartis, Inc. continues to assume the liabilities for uncertain tax positions of the Company; however any change in liability relating to tax return errors and omissions are now reflected as liabilities of the Company at December 31, 2011. As of December 31, 2011, the Company recorded gross liabilities related to tax return errors and omissions in the amount of $17,411.

Listed below are the tax years that remain subject to examination by major tax jurisdictions:

 At December 31, 2011

 MAJOR TAX JURISDICTIONS          OPEN TAX YEARS
--------------------------------------------------
 UNITED STATES                     2000 - 2010


NOTE 9 - PENSION PLANS AND DEFERRED COMPENSATION ARRANGEMENTS

A.   PENSION PLAN


     Employees of AIG, its subsidiaries and certain affiliated companies, including employees in foreign countries, are generally covered under various funded and insured pension plans. Eligibility for participation in the various plans is based on either completion of a specified period of continuous service or date of hire, subject to age limitation.

     The AIG Retirement Plan (the AIG U.S. Plan) is a qualified, non-contributory defined benefit retirement plan which is subject to the provisions of the Employee Retirement Income Security Act (ERISA) of 1974. All employees of AIG and most of its subsidiaries and affiliates who are regularly employed in the United States, including certain U.S. citizens employed abroad on a U.S. dollar payroll, and who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with 5 or more years of service is entitled to pension benefits beginning at normal retirement at age 65. Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The average final compensation is subject to certain limitations. The employees may elect certain options with respect to their receipt of their pension benefits including a joint and survivor annuity. An employee with 10 or more years of service may retire early from age 55 to 64. An early retirement factor is applied resulting in a reduced benefit. If an employee terminates with less than 5 years of service, such employee forfeits his or her right to receive any accumulated pension benefits.

     The Company is jointly and severally responsible with AIG and other participating companies for funding

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


      obligations for the AIG U.S. Plan, ERISA qualified defined contribution plans and ERISA plans issued by other AIG subsidiaries (the ERISA Plans). If the ERISA Plans do not have adequate funds to pay obligations due participants, the Pension Benefit Guaranty Corporation or Department of Labor could seek payment of such amounts from the members of the AIG ERISA control group, including the Company. Accordingly, the Company is contingently liable for such obligations. The Company believes that the likelihood of payment under any of these plans is remote. Accordingly, the Company has not established any liability for such contingencies.

      Annual funding requirements are determined based on the "traditional unit credit" cost method. The objective under this method is to fund each participant's benefit under the plan as it accrues. Thus, the total pension to which each participant is expected to become entitled at retirement is broken down into units, each associated with a year of past or future credited service.

      Effective April 1, 2012, the AIG U.S. Plan and AIG Excess plans will be converted from final average pay to cash balance formulas comprised of pay credits based on 6 percent of a plan participant's annual compensation (subject to IRS limitations for the qualified plan) and annual interest credits. However, employees satisfying certain age and service requirements remain covered under the final average pay formula in the respective plans.

      The following table sets forth the funded status of the AIG U.S. Plan, valued in accordance with SSAP No. 89, Accounting for Pensions (SSAP 89).

     -----------------------------------------------------------------------
     AS OF DECEMBER 31,                         2011            2010
     -----------------------------------------------------------------------
     Fair value of plan assets              $   3,432,515   $   3,424,553
     Less projected benefit obligation          4,219,931       3,574,840
     -----------------------------------------------------------------------
     Funded status                          $    (787,416)  $    (150,287)
     =======================================================================


      The weighted average assumptions that were used to determine its pension benefit obligations as of December 31, 2011, 2010 and 2009 are set forth in the table below:

     ---------------------------------------------------------------------------------------------------------
     AS OF DECEMBER 31,                                2011                  2010                 2009
     ---------------------------------------------------------------------------------------------------------
      Discount rate                                     4.62%                5.50%                 6.00%
      Rate of compensation increase (average)           4.00%                4.00%                 4.00%
      Measurement date                           December 31, 2011    December 31, 2010     December 31, 2009
      Medical cost trend rate                            N/A                  N/A                   N/A
     ---------------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------------

      In 2011 and 2010, AIG allocated defined benefit expenses to the Company and its affiliates. The Company's allocated share of net expense for the AIG U.S. Plan was approximately $7,922 and $11,968 for 2011 and 2010, respectively.

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


     AIG also sponsors several unfunded nonqualified defined benefit plans for certain employees, including key executives, designed to supplement pension benefits provided by AIG's other retirement plans. These include the AIG Excess Retirement Income Plan, which provides a benefit equal to the reduction in benefits payable to certain employees under the AIG U.S. Plan as a result of federal tax limitations on compensation and benefits payable, and the Supplemental Executive Retirement Plan (SERP), which provides additional retirement benefits to designated executives. The results in this footnote do not include the nonqualified plans.

B.   POSTRETIREMENT BENEFIT PLANS

     AIG's U.S. postretirement medical and life insurance benefits are based upon the employee electing immediate retirement and having a minimum of 10 years of service. Retirees and their dependents that were 65 years old by May 1, 1989 participate in the medical plan at no cost. Employees who retired after May 1, 1989 or prior to January 1, 1993 pay the active employee premium if under age 65 and 50 percent of the active employee premium if over age 65. Retiree contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination. The maximum life insurance benefit prior to age 70 is $33, with a maximum $25 thereafter.

     Effective January 1, 1993 both plans' provisions were amended: employees who retire after January 1, 1993 are required to pay the actual cost of the medical insurance benefit premium reduced by a credit which is based upon years of service at retirement. The life insurance benefit varies by age at retirement from $5 for retirement at ages 55 through 59 and $10 for retirement at ages 60 through 64 and $15 from retirement at ages 65 and over.

     AIG's U.S. postretirement medical and life insurance benefits obligations, valued in accordance with SSAP No. 14, Postretirement Benefits Other Than Pensions (SSAP 14), as of December 31, 2011 and 2010 were $201,960 and $202,418, respectively. These obligations are not currently funded. The Company's allocated share of other postretirement benefit plan expenses were $589 and $112 for the years ended December 31, 2011 and 2010, respectively.

     Effective April 1, 2012, the Company subsidy for the retiree medical plan will only be provided to employees whose combination of age and credited service is equal to or greater than 65 points, who are at least age 55, and have at least 5 years of credited service as of March 31, 2012. The retiree plan will only provide access to coverage for all other retirees, but the Company subsidy will no longer be available to them.

     As sponsor of the AIG U.S. Plan and other benefit plans, AIG is ultimately responsible for the maintenance of these plans in compliance with law. The Company is not directly liable for obligations under the plan; its direct obligations result from AIG's allocation of its share of expenses from the plans. Such allocation is based on the Company's payroll.

C.   STOCK OPTION AND DEFERRED COMPENSATION PLANS

     Some of the Company's officers and key employees receive share-based compensation pursuant to awards granted under the AIG 2010 Stock Incentive Plan including share-based cash settled awards such as the Stock Salary and TARP RSU Awards and several other legacy AIG-sponsored employee compensation plans, which are linked to AIG common stock. Share-based cash settled awards are recorded as liabilities until the final payout is made or

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

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     the award is replaced with a stock-settled award. Unlike stock-settled awards, which have a fixed grant-date fair value (unless the award is subsequently modified), the fair value of unsettled or unvested liability awards are remeasured at the end of each reporting period based on the change in fair value of one share of AIG common stock. Legacy plans for which awards were still outstanding at December 31, 2011 include the AIG
     1999 Stock Option Plan, as amended, AIG 2002 Stock Incentive Plan, as amended under which AIG has issued time-vested restricted stock units and performance restricted stock units and the AIG 2007 Stock Incentive Plan, as amended. During 2011 and 2010, AIG allocated to the Company compensation expense totaling $4,034 and $14,408, respectively, related to stock options and restricted stock units granted under these plans.

     In December 2009, AIG established the Long Term Incentive Plan under which management employees were offered the opportunity to receive additional compensation in the form of cash and stock appreciation rights (SARs) if certain performance metrics are met. During 2011 and 2010, AIG allocated to the Company $4,986 and $9,861, respectively, for expenses incurred under this plan.

     In addition to several small defined contribution plans, AIG sponsors a voluntary savings plan for U.S. employees, (the AIG Incentive Savings
     Plan), which provides for salary reduction contributions by employees and matching U.S. contributions by AIG of up to 7 percent of annual salary depending on the employees' years of service and subject to certain compensation limits. The Company's allocated pre-tax expense associated with this plan was, $4,957 and $7,156 in 2011 and 2010, respectively. Effective January 1, 2012, the AIG Incentive Savings Plan was amended to change the company matching contribution to 100 percent of the first 6 percent of participant contributions and to allow all employees to contribute up the annual IRS contribution maximum of $17.

D.   POST-EMPLOYMENT BENEFITS AND COMPENSATED ABSENCES

     AIG provides certain benefits to inactive employees who are not retirees. Certain of these benefits are insured and expensed currently; other expenses are provided for currently. Such expenses include long-term disability benefits, medical and life insurance continuation and Consolidated Omnibus Budget Reconciliation Act (COBRA) medical subsidies. The costs of these plans are borne by AIG and its participating subsidiaries.

E.   IMPACT OF MEDICARE MODERNIZATION ACT ON POST RETIREMENT BENEFITS

     On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 was signed into law. The postretirement medical plan benefits provided by the plan are actuarially equivalent to Medicare Part D under the 2003 Medicare Act and eligible for the federal subsidy. Effective January 1, 2007, this subsidy is passed on to the participants through reduced contributions. The expected amount of subsidy that AIG will receive for 2011 is $3,100.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

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NOTE 10 - CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS


A.   CAPITAL AND SURPLUS

     The Company returned $1,420,000 in capital to its immediate parent as a result of reducing the par value of its common capital stock from $0.015 per share to $0.0115065 per share. The return of capital was accomplished by two separate transactions. On March 31, 2011, the Company reduced the par value of its common stock from $0.015 per share to $0.0124578 per share. On September 30, 2011, the Company further reduced the par value of its common stock to $0.0115065 per share. As a result of these transactions, the Company's common capital stock was reduced by $5,922 and its gross paid in and contributed surplus was reduced by $1,414,078. Both transactions were approved by the Company's board of directors and NY DFS.

     The portion of unassigned surplus as of December 31, 2011 and 2010 represented by each item below is as follows:


     --------------------------------------------------------

                                      2011           2010
     --------------------------------------------------------
     Unrealized gains            $     198,889   $   220,760

     Non-admitted asset values      (1,224,794)     (458,968)

     Provision for reinsurance         (78,525)      (99,443)
     --------------------------------------------------------

     --------------------------------------------------------

     In calculating the provision for reinsurance as of December 31, 2011, management utilized collateral including letters of credit provided by its Ultimate Parent of $381,134. In calculating the provision for reinsurance as of December 31, 2010, management utilized collateral including letters of credit and assets in trust provided by its Ultimate Parent of $314,752 and $26,752, respectively. The use of these assets was approved by the domiciliary regulator.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

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     The changes in unrealized gains and non-admitted assets reported in the Statements of Operations and Changes in Capital and Surplus were derived as follows:

     --------------------------------------------------------- ------------ -------------
     Change in net unrealized gains                 2011           2010      2009
     --------------------------------------------------------- ------------ -------------
     Unrealized gains, current year              $   198,889   $   220,760   $   441,772
     Unrealized gains, previous year                 220,760       441,772       739,654
                                                ------------- ------------- -------------
     Change in unrealized gains                      (21,871)     (221,012)     (297,882)

     Change in tax on unrealized gains                 3,008       110,099       202,913
     Change in accounting principles SSAP 43R              -             -        (6,693)
     Adjustments to beginning surplus                  2,913       (40,963)       (8,900)
     Derivatives - change in foreign exchange          5,940        (4,250)            -
     Amortization of goodwill                         (7,967)       (5,204)       (2,502)
     Other - Japan UTA                                62,374             -             -
                                                ------------- ------------- -------------
     Change in unrealized, net of taxes          $    44,397   $  (161,330)  $  (113,064)
                                                ============= ============= =============

(a) The 2009 balance includes $3,395 of adjustments to the income tax effect of capital gains.


     ---------------------------------------------------------------------------
     Change in non-admitted asset values             2011                2010
     ---------------------------------------------------------------------------

     Non-admitted asset values, current year     $  (1,224,794)   $    (458,968)
     Non-admitted asset values, previous year         (458,968)      (1,087,959)
                                                ---------------  ---------------
     Change in non-admitted assets                    (765,826)         628,991

     Change in SSAP 10R                               (189,739)          11,994
     Adjustments to beginning surplus                   29,308         (128,361)
     Other surplus adjustments                               -              613
                                                ---------------  ---------------
     Change in non-admitted assets               $    (926,257)   $     513,237
                                                ===============  ===============


B.   RISK-BASED CAPITAL REQUIREMENTS

     The NAIC has adopted a Risk-Based Capital (RBC) formula to be applied to all property and casualty insurance companies. RBC is a method of establishing the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. A company's RBC is calculated by applying different factors to various asset classes, net premiums written and loss and LAE reserves. A company's result from the RBC formula is then compared to certain established minimum capital benchmarks. To the extent a company's RBC result does not either reach or exceed these established benchmarks, certain regulatory actions may be taken in order for the insurer to meet the statutorily-imposed minimum capital and surplus requirements.

     In connection therewith, the Company has satisfied the capital and surplus requirements of RBC for the 2011

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

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     reporting period.


C.   DIVIDEND RESTRICTIONS

     Under New York law, the Company may pay cash dividends only from earned surplus determined on a statutory basis. Further, the Company is restricted (on the basis of the lower of 10.0 percent of the Company's statutory earned surplus as of December 31, 2011, or 100.0 percent of the Company's adjusted net investment income for the preceding 36 month period ending December 31, 2011) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of NY DFS. As of December 31, 2011, the maximum dividend payment, which may be made without prior approval during 2012, is approximately $308,827.

     Within the limitations noted above, no dividends may be paid out of segregated surplus. There are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There were no restrictions placed on the Company's surplus including for whom the surplus is being held. There is no stock held by the Company for any special purpose.

     As of December 31, 2011 and 2010, the Company paid dividends to Chartis U.S., Inc. of $137,458 and $301,343, respectively, which included $0 of extraordinary dividends.


NOTE 11 - CONTINGENCIES

A.   LEGAL PROCEEDINGS

     The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

     Other legal proceedings include the following:

     The National Association of Insurance Commissioners Market Analysis Working Group, led by the states of Ohio and Iowa, is conducting a multi-state examination of certain accident and health products, including travel products, issued by National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union"). The examination formally commenced in September 2010 after National Union, based on the identification of certain regulatory issues related to the conduct of its accident and health insurance business, including rate and form issues, producer licensing and appointment, and vendor management, requested that state regulators collectively conduct an examination of the regulatory issues in its accident and health business. In addition to Ohio and Iowa, the lead states in the multi-state examination are Minnesota, New Jersey and Pennsylvania, and currently a total of 38 states have agreed to participate in the multi-state examination. As part of the multi-state examination, an Interim Consent Order was entered into with Ohio on (A) January 7, 2011, in which National Union agreed, on a nationwide basis, to cease marketing directly to individual bank customers accident/sickness policy forms that had

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

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     been approved to be sold only as policies providing blanket coverage, and to certain related remediation and audit procedures and (B) on February 14, 2012, in which National Union agreed, on a nationwide basis, to limit outbound telemarketing to certain forms and rates. A Consent Order was entered into with Minnesota on February 10, 2012, in which National Union and Travel Guard Group Inc. agreed to (i) cease automatically enrolling Minnesota residents in certain insurance relating to air travel, (ii) pay a civil penalty to Minnesota of $250 and (iii) refund premium to Minnesota residents who were automatically enrolled in certain insurance relating to air travel. In early 2012, Chartis U.S., Inc., on behalf of itself, National Union, and certain of Chartis U.S., Inc.'s insurance companies (collectively, "Chartis U.S.") and the lead regulators agreed in principle upon certain terms to resolve the multi-state examination. The terms include Chartis U.S.'s (i) payment of a civil penalty of up to $51,000,
     (ii) agreement to enter into a corrective action plan describing agreed-upon specific steps and standards for evaluating Chartis U.S.'s ongoing compliance with laws and regulations governing the regulatory issues identified in the examination, and (iii) agreement to pay a contingent fine in the event that Chartis U.S. fails to substantially comply with the steps and standards agreed to in the corrective action plan. AIG has established a reserve equal to the amount of the civil penalty under the proposed agreement. As the terms outlined above are subject to agreement by the lead and participating states and appropriate agreements or orders, the Company (i) can give no assurance that these terms will not change prior to a final resolution of the multi-state examination that is binding on all parties and (ii) cannot predict what other regulatory action, if any, will result from resolving the multi-state examination. There can be no assurance that any regulatory action resulting from the issues identified will not have a material adverse effect on Chartis's consolidated results of operations for an individual reporting period, the ongoing operations of the business being examined, or on similar business written by other AIG carriers. National Union and other Chartis companies are also currently subject to civil litigation relating to the conduct of their accident and health business, and may be subject to additional litigation relating to the conduct of such business from time to time in the ordinary course.

     AIG, National Union Fire Insurance Company of Pittsburgh, Pa. (National Union), and Chartis Specialty Insurance Company (f/k/a American International Specialty Lines Insurance Company) have been named defendants (the AIG Defendants) in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. (Caremark). The plaintiffs in the second-filed action have intervened in the first-filed action, and the second-filed action has been dismissed. An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current action, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that the AIG Defendants and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage. In their complaint, plaintiffs request compensatory damages for the 1999 class in the amount of $3,200,000, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression and have asserted, inter alia, that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement. The AIG Defendants further assert that the current claims are barred by the statute of limitations and that plaintiffs' assertions that the statute was tolled cannot stand against the public disclosure of the excess coverage. Plaintiffs, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations.

     The  intervening  plaintiffs  had  requested  a  stay  of  all trial  court
     proceedings      pending      their      appeal      of      an       order

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

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     dismissing certain lawyers and law firms who represented parties in the underlying class and derivative actions. After the Alabama Supreme Court affirmed the trial court's dismissal in September 2008, the intervening plaintiffs filed an Amended Complaint in Intervention on December 1, 2008, which named Caremark, AIG and certain subsidiaries, including National Union and Chartis Specialty Insurance Company, as defendants, and purported to bring claims against all defendants for deceit and conspiracy to deceive, and to bring a claim against AIG and its subsidiaries for aiding and abetting Caremark's alleged deception.

     After the defendants moved to dismiss the Amended Complaint in Intervention and, in the alternative, for a more definite statement, and the plaintiffs reached an agreement to withdraw additional motions seeking to disqualify certain plaintiffs' counsel, on March 2, 2009, the court granted the intervening plaintiffs' motion to withdraw the Amended Complaint in Intervention. On April 14, 2009, the court established a schedule for class action discovery. The parties are presently engaged in class discovery, and plaintiffs' motion for class certification is scheduled for a hearing starting on May 30, 2012.

     As of April 18, 2012, the parties have not commenced general discovery, and the court has not determined if a class action is appropriate or the size or scope of any class. The Company is unable to reasonably estimate the possible loss or range of losses, if any, arising from the litigation.

     On September 2, 2005, certain AIG companies including American Home Assurance Company, AIU Insurance Company and New Hampshire Insurance Company (collectively, the AIG Parties) sued (i) The Robert Plan Corporation (RPC), an agency that formerly serviced assigned risk automobile insurance business for the AIG Parties; (ii) certain affiliates of RPC; and (iii) two of RPC's senior executives. This suit was brought in New York Supreme Court and alleges the misappropriation of funds and other violations of contractual arrangements. On September 26, 2005, RPC countersued the AIG Parties and AIG itself for, among other things, $370,000 in disgorged profits and $500,000 of punitive damages under a claim of fraud. On March 10, 2006, RPC moved to dismiss its fraud claim without prejudice for the purposes of bringing that claim in New Jersey. On that date, RPC also amended its counterclaim, setting forth a number of causes of action for breach of contract. The parties filed cross motions to dismiss various counts of the complaint and counterclaims. These motions were granted in part and denied in part by the court. RPC appealed certain aspects of the court's ruling. That appeal remains pending. On August 25, 2008, RPC, one of its affiliates, and one of the defendant RPC executives filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the Bankruptcy Code). On October 7, 2008, the Court entered an Order staying this action in light of those bankruptcy proceedings. On January 15, 2009, RPC filed a notice of removal to the United States District Court for the Southern District of New York. The action was subsequently transferred to the Eastern District of New York and then referred to the United States Bankruptcy Court for that District. The AIG Parties moved to remand the case, and the Court granted that motion on April 12, 2010.

     In July 2007, RPC (along with Eagle Insurance Company (Eagle) and Newark Insurance Corporation (Newark), two of RPC's subsidiary insurance companies) filed a separate complaint in New Jersey alleging claims for fraud and negligent misrepresentation against AIG and the AIG Parties in connection with certain 2002 contracts. That complaint seeks damages of at least $100,000, unspecified punitive damages, declaratory relief, and imposition of a constructive trust.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

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     Because Eagle and Newark are in liquidation with the Commissioner of the New Jersey Department of Banking and Insurance as liquidator, the AIG Parties believe that only the Commissioner -- and not RPC -- has the authority to direct Eagle and Newark to bring the claims asserted in this action. On December 7, 2007, this action was stayed pending judicial determination of this issue in the Eagle/Newark rehabilitation/liquidation proceeding. In October 2008, the Court dismissed the action without prejudice for failure to prosecute.

     Nevertheless, on January 14, 2009, RPC filed a notice of removal of the New Jersey action to the United States District Court for the District of New Jersey and, on February 2, 2009, moved to transfer the New Jersey action to the Eastern District of New York, where RPC's bankruptcy proceeding is pending. The AIG Parties filed a motion to dismiss the case for lack of subject matter jurisdiction because the purportedly removed action had been dismissed three months before RPC filed its purported notice of removal, and consideration of RPC's transfer motion was stayed until the Court ruled on the AIG Parties' motion to dismiss. On August 10, 2009, the Court granted the AIG Parties' motion to dismiss and denied RPC's transfer motion as moot. To the AIG Parties' knowledge, since that time, RPC has not sought to have the New Jersey state court action reinstated. The settlement discussed below contains a release from RPC to the AIG Parties that covers the claims RPC asserted against the AIG Parties in the New Jersey Action.

     On December 28, 2010, the Bankruptcy Court granted motions to approve settlements entered into in September 2010 between the AIG parties and the RPC Defendants (other than two of RPC's affiliates whose corporate privileges have been suspended by their respective states of incorporation and are therefore unable to enter into contracts) resolving all claims and counterclaims between the AIG parties and the RPC Defendants, and on March 16, 2011 the Court entered an Order dismissing the case with prejudice. The settlements will not have a material adverse effect on the AIG parties' financial position.

     On March 23, 2011, certain AIG entities were served with a Summons with Notice of a suit filed in New York Supreme Court (Nassau County) by William Wallach, The William Wallach Irrevocable Trust, Lawrence Wallach, and Richard Wallach. Prior to his death in 2010, William Wallach was the majority shareholder in RPC. The Summons with Notice indicates that the suit purports to seek damages of $375,000 for breach of contract, misrepresentation, breach of fiduciary duty, fraud, deceit, tortious interference with contractual relations and prima facie tort.

     Following motion practice in the District Court, the matter was referred to the Bankruptcy Court as related to the settlement that was approved on March 16, 2011. The AIG Defendants requested leave to move for sanctions because they assert the complaint is frivolous, and the plaintiffs indicated their intent to file an amended complaint. On October 5, 2011, the Bankruptcy Court set a 60-day deadline for plaintiffs to amend, if so advised, and to determine whether they wish to proceed notwithstanding AIG Defendants' assertion that the claim is frivolous. The plaintiffs neither withdrew nor amended their complaint within the 60-day deadline set by the Bankruptcy Court. On December 7, 2011, the Bankruptcy Court indicated that the AIG Defendants should file their motions to dismiss and for sanctions against the plaintiffs' existing complaint, returnable January 18, 2012. The AIG Defendants filed their motions to dismiss and for sanctions on December 19, 2011. On February 1, 2012, the bankruptcy court dismissed the complaint without prejudice and set a March 5, 2012 hearing date for the AIG Defendants' sanctions motion. At that hearing, the Court granted the AIG Defendants' sanctions motion.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

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     Effective February 9, 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice (the DOJ), the United States Securities and Exchange Commission (the SEC), the Office of the Attorney General of the State of New York (the NYAG) and the New York Insurance Department (the NYDOI). The settlements resolve outstanding litigation and allegations by such agencies against AIG in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of these settlements, AIG recorded an after-tax-charge of $1,150,000 in the fourth quarter of 2005, and made payments or placed in escrow approximately $1,640,000 including (i) $375,000 into a fund under the supervision of the NYAG and NYDOI to be available principally to pay certain AIG insurance company subsidiary policyholders who purchased excess casualty policies through Marsh & McLennan Companies, Inc. and Marsh Inc. (the Excess Casualty Fund) and (ii) $343,000 into a fund under the supervision of the NYAG and the NYDOI to be used to compensate various states in connection with the underpayment of certain workers compensation premium taxes and other assessments. As of February 29, 2008, eligible policyholders entitled to receive approximately $358,700 (or 95 percent) of the Excess Casualty Fund had opted to receive settlement payments in exchange for releasing AIG and its subsidiaries from liability relating to certain insurance brokerage practices. In accordance with the settlement agreements, all amounts remaining in the Excess Casualty Fund were used by AIG to settle claims from other policyholders relating to such practices.

     Various state regulatory agencies have reviewed certain other transactions and practices of AIG and its subsidiaries, including the Company, in connection with certain industry-wide and other inquiries including, but not limited to, insurance brokerage practices relating to contingent commissions and the liability of certain AIG subsidiaries, including the Company, for taxes, assessments and surcharges relating to the underreporting or misreporting of workers compensation premium. On January 29, 2008 AIG reached settlements in connection with these state reviews, subject to court approval, with the Attorneys General of the States of Florida, Hawaii, Maryland, Michigan, Oregon, Texas and West Virginia, the Commonwealths of Massachusetts and Pennsylvania, and the District of Columbia; the Florida Department of Financial Services; and the Florida Office of Insurance Regulation. The settlement agreements call for AIG to pay a total of $12,500 to be allocated among the ten jurisdictions and also require AIG to continue to maintain certain producer compensation disclosure and ongoing compliance initiatives. On March 13, 2008, AIG also reached a settlement with the Pennsylvania Insurance Department, which calls for AIG to provide annual reinsurance reports and maintain certain producer compensation disclosure and ongoing compliance initiatives, and to pay a total of $13,500, $4,400 of which was previously paid to Pennsylvania in connection with prior settlement agreements.

     On May 24, 2007, the National Workers Compensation Reinsurance Pool (NWCRP), on behalf of its participant members, filed a lawsuit against AIG and certain of its subsidiaries, including the Company (collectively, the AIG parties), with respect to the underpayment of residual market assessments for workers compensation insurance. The complaint alleges claims for violations of the Racketeer Influenced and Corrupt Organizations Act (RICO), breach of contract, fraud and related state law claims arising out of AIG's alleged underpayment of these assessments between 1970 and the present and seeks damages purportedly in excess of $1,000,000. On August 6, 2007, the court denied the AIG parties' motion seeking to dismiss or stay the complaints or in the alternative, to transfer to the Southern District of New York. On December 26, 2007, the court denied the AIG parties' motion to dismiss the complaint. On March 17, 2008, the AIG parties filed an amended answer, counterclaims and third-party claims against the National Council on Compensation Insurance (in its capacity as attorney-in-fact for the

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

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     NWCRP), the NWCRP, its board members, and certain of the other insurance companies that are members of the NWCRP alleging violations of RICO, as well as claims for conspiracy, fraud, and breach of fiduciary duty. The counterclaim-and third-party defendants filed motions to dismiss on June 9, 2008.

     On January 26, 2009, the AIG parties filed a motion to dismiss all claims in the complaint for lack of subject-matter jurisdiction. On February 23, 2009, the Court issued an order denying the motion to dismiss the AIG parties' counterclaims; granting the portion of the third-party defendants' motion to dismiss as to the AIG parties' third-party claims for RICO violations and conspiracy; and denying the portion of the third-party defendants' motion to dismiss as to the AIG parties' third-party claims for fraud, breach of fiduciary duty and unjust enrichment. On April 13, 2009, one of the third-party defendants filed third-party counterclaims against AIG, certain of its subsidiaries and certain former executives. On August 20, 2009, the court granted the AIG parties' motion to dismiss the NWCRP's claims for lack of subject matter jurisdiction. On September 25, 2009, the AIG parties, now in the position of plaintiff, filed an amended complaint that repleads their RICO and conspiracy claims -- previously counterclaims that were dismissed without prejudice -- against several competitors, as well as repleads the AIG parties' already sustained claims for fraud, breach of fiduciary duty and unjust enrichment against those parties, the NWCRP and the NCCI. On October 8, 2009, one competitor filed amended counterclaims against the AIG parties. The amended counterclaim is substantially similar to the complaint initially filed by the NWCRP, but also seeks damages related to non-NWCRP states and guaranty funds, in addition to asserting claims for other violations of state law.

     On October 30, 2009, all of the parties now in the position of defendant -- the AIG parties' competitors, the NWCRP and NCCI -- filed motions to dismiss many of the AIG parties' amended claims, and the AIG parties filed a motion to dismiss many of their competitor's counterclaims. On July 1, 2010 the Court denied the pending motions to dismiss as to all claims, except that it dismissed the AIG parties' claim for unjust enrichment. On July 30, 2010, the NWCRP filed a motion for reconsideration of the Court's decision denying its motion to dismiss the accounting claim asserted against it by the AIG parties, and that motion was denied on August 16, 2010.

     On April 1, 2009, a purported class action was filed in Illinois federal court against AIG and certain of its subsidiaries on behalf of a putative class of NWCRP participant members with respect to the underpayment of residual market assessments for workers compensation insurance. The complaint was styled as an "alternative complaint," should the court grant the AIG parties' motion to dismiss all claims against the defendants in the NWCRP lawsuit for lack of subject matter jurisdiction. The allegations in the class action complaint are substantially similar to those filed by the NWCRP, but the complaint adds certain former AIG executives as defendants and a RICO claim against those individuals. On August 28, 2009, the class action plaintiffs filed an amended complaint, removing the AIG executives as defendants. On October 30, 2009, the AIG parties filed a motion to dismiss many of the claims asserted in the class action complaint. On July 1, 2010, the Court denied the pending motion to dismiss as to all claims, except that it dismissed the plaintiffs' claim for promissory estoppel against the AIG subsidiary defendants (the promissory estoppel claim against AIG survives). Class discovery has been completed, and on July 16, 2010, the plaintiffs filed a motion for class certification. The AIG parties filed their opposition to this motion on October 8, 2010.

     On January 5, 2011, the AIG parties executed a term sheet with a group of intervening plaintiffs, made up of seven participating members of the NWCRP that filed a motion to intervene in the class action for the purpose of settling

                         AMERICAN HOME ASSURANCE COMPANY

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                        DECEMBER 31, 2011, 2010 AND 2009

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     the claims at issue on behalf of a settlement class. The proposed class-action settlement would require AIG to pay $450,000 to satisfy all liabilities to the class members arising out of the workers compensation premium reporting issues, a portion of which would be funded out of the remaining amount held in a fund established as part of AIG's settlement with the NYAG and NYDOI in 2006 (the "Workers Compensation Fund"), as addressed above, less any amounts previously withdrawn to satisfy AIG's regulatory settlement obligations, as addressed below. On January 13, 2011, their motion to intervene was granted. On January 19, 2011, the intervening class plaintiffs filed their Complaint in Intervention. On January 28, 2011, the AIG parties and the intervening class plaintiffs entered into a settlement agreement embodying the terms set forth in the January 5, 2011 term sheet and filed a joint motion for certification of the settlement class and preliminary approval of the settlement. If Court approval becomes final, the settlement agreement will resolve and dismiss with prejudice all claims that have been made or that could have been made in the consolidated litigations pending in the Northern District of Illinois arising out of workers compensation premium reporting, including the class action, other than claims that are brought by or against any class member that opts out of the settlement. On April 29, 2011, Liberty Mutual Group filed papers in opposition to preliminary approval of the proposed settlement and in opposition to certification of a settlement class, in which it alleged that AIG's actual exposure should the class action continue through judgment to be in excess of $3,000,000. The AIG parties dispute this allegation.

     On August 1, 2011,  the Court  issued an  opinion  and order  granting  the pending motion for settlement class certification and preliminarily approving the proposed class action settlement, subject to certain minor modifications to the settlement agreement that the Court noted the parties already had agreed to make. The opinion and order stated that it would become effective upon entry of a separate Findings and Order Preliminarily Certifying a Settlement Class and Preliminarily Approving Proposed Settlement, which was then entered on August 5, 2011. Liberty Mutual sought leave from the United States Court of Appeals for the Seventh Circuit to appeal the August 5, 2011 class certification decision, which was denied on August 19, 2011. Notice of the settlement was issued to the class members on August 19, 2011 advising that any class member wishing to opt out of or object to the class action-settlement was required to do so by October 3, 2011. RLI Insurance Company and its affiliates, which were to receive less than one thousand dollars under the proposed settlement, sent the only purported opt-out notice. Liberty Mutual, including its subsidiaries Safeco and Ohio Casualty, and the Kemper group of insurance companies, through their affiliate Lumbermens Mutual Casualty, were the only two objectors. The AIG parties and the settling class plaintiffs filed responses to the objectors' submissions on October 28, 2011. The Court conducted a final fairness hearing on November 29, 2011. Immediately prior to the hearing, Lumbermens Mutual Casualty withdrew its objection to the settlement. On December 21, 2011, the Court issued an Order granting final approval of the settlement, but staying that ruling pending a forthcoming opinion. On February 28, 2012, the Court entered a final order and judgment approving the class action settlement. Liberty Mutual, Safeco and Ohio Casualty filed notices of their intent to appeal the Court's final order and judgment. The Court of Appeals for the Seventh Circuit has consolidated the appeals. Liberty Mutual, Safeco and Ohio Casualty are to submit their opening briefs on or before May 29, 2012.

     The $450,000 settlement amount, which is currently held in escrow pending final resolution of the class action settlement, was funded in part from the approximately $191,500 remaining in the Workers' Compensation Fund, after the transfer of the $146,500 in fines, penalties, and premium taxes discussed in the NAIC Examination of Workers' Compensation Premium Reporting matter below. In the event that the appeal of the class action

                         AMERICAN HOME ASSURANCE COMPANY

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                        DECEMBER 31, 2011, 2010 AND 2009

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--------------------------------------------------------------------------------


     settlement is successful, the litigation could resume. AIG has an accrued liability equal to the amounts payable under the settlement.

     A purported class action was filed in South Carolina federal court on January 25, 2008 against AIG and certain of its subsidiaries on behalf of a class of employers that obtained workers compensation insurance from AIG companies and allegedly paid inflated premiums as a result of AIG's alleged underreporting of workers compensation premiums. An amended complaint was filed on March 24, 2008, and the AIG parties filed a motion to dismiss the amended complaint on April 21, 2008. On July 8, 2008, the court granted the AIG parties' motion to dismiss all claims without prejudice and granted plaintiff leave to refile subject to certain conditions. Plaintiffs filed their second amended complaint on July 22, 2008. On March 27, 2009, the court granted the AIG parties' motion to dismiss all claims in the second amended complaint related to pre-2001 policies and all claims against certain AIG subsidiaries, denied the motion to dismiss as to claims against AIG and the remaining subsidiaries, and granted the AIG parties' motion to strike certain allegations from the complaint. On July 19, 2010, the South Carolina Supreme Court held that the filed-rate doctrine did not bar plaintiffs' claims. On December 21, 2011, plaintiffs filed a motion for class certification, which the AIG parties opposed on January 23, 2012. On February 29, 2012, the parties agreed in principle to settle the case for a payment by defendants of $4,000. If that settlement is approved by the court and the settlement becomes final, the case will be concluded.

     In April 2007,  the National  Association of Insurance  Commissioners  (the
     NAIC) formed a Settlement Review Working Group, directed by the State of Indiana, to review the Workers Compensation Residual Market Assessment portion of the settlement between AIG, the NYAG, and the NYDOI. In late 2007, the Settlement Review Working Group, under the direction of Indiana, Minnesota and Rhode Island, recommended that a multi-state targeted market conduct examination focusing on workers compensation insurance be commenced under the direction of the NAIC's Market Analysis Working Group. AIG was informed of the multi-state targeted market conduct examination in January 2008. The lead states in the multi-state examination are Delaware, Florida, Indiana, Massachusetts, Minnesota, New York, Pennsylvania and Rhode Island. All other states (and the District of Columbia) agreed to participate in the multi-state examination. The examination focused on legacy issues related to AIG's writing and reporting of workers compensation insurance between 1985 and 1996.

     On December  17,  2010,  AIG and the lead states  reached an  agreement  to settle all regulatory liabilities arising out of the subjects of the multistate examination. The regulatory settlement agreement includes, among other terms, (i) AIG's payment of $100,000 in regulatory fines and penalties; (ii) AIG's payment of $46,500 in outstanding premium taxes;
     (iii) AIG's agreement to enter into a compliance plan describing agreed-upon specific steps and standards for evaluating AIG's ongoing compliance with state regulators governing the setting of workers compensation insurance premium rates and the reporting of workers compensation premiums; and (iv) AIG's agreement to pay up to $150,000 in contingent fines in the event that AIG fails to comply substantially with the compliance plan requirements. The $146,500 in fines, penalties and premium taxes can be funded out of the $338,000 held in the Workers Compensation Fund, discussed above, to the extent that such monies have not already been used to fund the class action settlement discussed above. The regulatory settlement originally was contingent upon, among other events:
     (i) a final, court-approved settlement being reached in all the lawsuits currently pending in Illinois arising out of workers compensation premium reporting issues, discussed above, including the putative class action, except that such settlement need not resolve claims between AIG and the Liberty Mutual Group and (ii) a settlement being reached and consummated between AIG and certain state

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


     insurance guaranty funds that may assert claims against AIG for underpayment of guaranty-fund assessments. AIG and the other parties to the regulatory settlement agreement subsequently agreed to waive the settlement contingency of a final settlement in the lawsuits, provided that such waiver will not become effective until AIG consummates a settlement with the state insurance guaranty associations.

     AIG and certain subsidiaries have established a reserve equal to the amounts payable under the proposed settlement.

     After the NYAG filed its complaint against insurance broker Marsh, policyholders brought multiple federal antitrust and Racketeer Influenced and Corrupt Organizations Act (RICO) class actions in jurisdictions across the nation against insurers and brokers, including AIG and a number of its subsidiaries, alleging that the insurers and brokers engaged in a broad conspiracy to allocate customers, steer business, and rig bids. These actions, including 24 complaints filed in different federal courts naming AIG or an AIG subsidiary as a defendant, were consolidated by the judicial panel on multi-district litigation and transferred to the United States District Court for the District of New Jersey for coordinated pretrial proceedings.

     The consolidated actions have proceeded in that court in two parallel actions, In re insurance Brokerage Antitrust Litigation (the Commercial Complaint) and In re Employee Benefit Insurance Brokerage Antitrust
     Litigation (the Employee Benefits Complaint, and, together with the Commercial Complaint, the multi-district litigation).

     The plaintiffs in the Commercial Complaint are a group of corporations, individuals and public entities that contracted with the broker defendants for the provision of insurance brokerage services for a variety of insurance needs. The broker defendants were alleged to have placed insurance coverage on the plaintiffs' behalf with a number of insurance companies named as defendants, including certain AIG subsidiaries, including American Home Assurance Company (American Home), AIU Insurance Company, National Union Fire Insurance Company of Pittsburgh, Pa., Chartis Specialty Insurance Company (f/k/a American International Specialty Lines Insurance Company), Chartis Property Casualty Company (f/k/a both Birmingham Fire Insurance Company of Pennsylvania and AIG Casualty Company), Commerce and Industry Insurance Company, Lexington Insurance Company, National Union Fire Insurance Company of Louisiana, New Hampshire Insurance Company, and The Insurance Company of the State of Pennsylvania. The Commercial Complaint also named various brokers and other insurers as defendants (three of which have since settled). The Commercial Complaint alleges that defendants engaged in a widespread conspiracy to allocate customers through "bid-rigging" and "steering" practices. The Commercial Complaint also alleges that the insurer defendants permitted brokers to place business with AIG subsidiaries through wholesale intermediaries affiliated with or owned by those same brokers rather than placing the business with AIG subsidiaries directly. Finally, the Commercial Complaint alleges that the insurer defendants entered into agreements with broker defendants that tied insurance placements to reinsurance placements in order to provide additional compensation to each broker. Plaintiffs assert that the defendants violated the Sherman Antitrust Act, RICO, the antirust laws of 48 states and the District of Columbia, and were liable under common law breach of fiduciary duty and unjust enrichment theories.
     Plaintiffs seek treble damages plus interest and attorneys' fees as a result of the alleged RICO and the Sherman Antitrust Act violations.

     The plaintiffs in the Employee Benefits Complaint are a group of individual employees and corporate and municipal employees alleging claims on behalf of two separate nationwide purported classes: an employee class

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


     and an employer class that acquired insurance products from the defendants from January 1, 1998 to December 31, 2004. The Employee Benefits Complaint names AIG, and certain of its subsidiaries, including American Home, as well as various other brokers and insurers, as defendants. The activities alleged in the Employee Benefits Complaint, with certain exceptions, tracked the allegations of contingent commissions, bid-rigging and tying made in the Commercial Complaint.

     The court in connection with the Commercial Complaint granted (without leave to amend) defendants' motions to dismiss the federal antitrust and RICO claims on August 31, 2007 and September 28, 2007, respectively. The court declined to exercise supplemental jurisdiction over the state law claims in the Commercial Complaint and therefore dismissed it in its entirety. On January 14, 2008, the court granted defendants' motion for summary judgment on the ERISA claims in the Employee Benefits Complaint and subsequently dismissed the remaining state law claims without prejudice, thereby dismissing the Employee Benefits Complaint in its entirety. On February 12, 2008 plaintiffs filed a notice of appeal to the United States Court of Appeals for the Third Circuit with respect to the dismissal of the Employee Benefits Complaint. Plaintiffs previously appealed the dismissal of the Commercial Complaint to the United States Court of Appeals for the Third Circuit on October 10, 2007.

     On August 16, 2010, the Third Circuit affirmed the dismissal of the Employee Benefits Complaint in its entirety, affirmed in part and vacated in part the District Court's dismissal of the Commercial Complaint, and remanded the case for further proceedings consistent with the opinion. The Third Circuit also affirmed in part and vacated in part the District Court's dismissal of the Commercial Complaint, and remanded the case for further proceedings consistent with the opinion. With respect to the antitrust claims in the Commercial Complaint, the Third Circuit affirmed the dismissal of all of plaintiffs' claims, except reversed the District Court's dismissal of an alleged "Marsh-centered" conspiracy to protect incumbent insurers that is based on allegations of bid-rigging involving excess casualty insurance. The Court remanded this claim to the District Court, instructing it to consider whether plaintiffs must satisfy the heightened pleading standard for fraud, and if so, whether this remaining claim meets that standard. With respect to the RICO claims in the Commercial Complaint, the Third Circuit affirmed the dismissal of all of plaintiffs' claims, except reversed the District Court's dismissal of an alleged "Marsh-centered" enterprise based on allegations of bid-rigging involving excess casualty insurance. The Court remanded this claim to the District Court for consideration as to whether plaintiffs had adequately pled the remaining RICO elements not previously considered by the District Court dismissing the Commercial Complaint. Because the Third Circuit vacated in part the judgment dismissing the federal claims in the Commercial Complaint, the Third Circuit also vacated the District Court's dismissal of the state-law claims in the Commercial Complaint. On October 1, 2010, defendants in the Commercial Complaint filed motions to dismiss the remaining remanded claims in the District Court of New Jersey.

     On March 18, 2011, AIG, certain subsidiaries and certain other insurer and broker defendants agreed in principle to settle the multi-district litigation with a class consisting of all purchasers of commercial insurance policies from 1998 through 2004 that were issued by any of the defendants named in the Commercial Complaint and brokered through any of the insurance brokers named as defendants in the Commercial Complaint. Once the settlement is finalized approved by the Court and any appeals of Court approval or exhausted, the AIG defendants will pay a total of $6,750 towards a total group settlement payment of $36,750. A portion of the total settlement fund, which includes plaintiffs' attorneys' fees and class notice and administration fees, would be distributed to purchasers of excess casualty policies from any of the settling defendants and brokered through Marsh, with the remainder being

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


     used to fund a settlement that would be paid to a charitable or educational organization to be agreed to by the settling parties. On June 20, 2011, the Court "administratively terminated" without prejudice the various Defendants' pending motions to dismiss the proposed class plaintiffs' operative pleading indicating that those motions may be re-filed after adjudication of all issues related to the proposed class settlement and subject to the approval of the Magistrate Judge. On June 27, 2011, the Court preliminarily approved the class settlement. On June 30, 2011, AIG and certain subsidiaries placed their portion of the total settlement payment into escrow. If the settlement does not receive final court approval, those funds will revert to those parties. A final fairness hearing took place on September 14, 2011. On March 30, 2012, the Court granted final approval of the class settlement. The deadline for objectors to initiate appeals, if any, from the order granting final approval of the settlement is April 30, 2012.

     A  number  of  complaints  making  allegations  similar  to  those  in  the multi-district litigation have been filed against AIG, certain AIG subsidiaries and other defendants in state and federal courts around the country. The defendants have thus far been successful in having the federal actions transferred to the District of New Jersey and consolidated into the multi-district litigation. These additional consolidated actions are still pending in the District of New Jersey. The AIG defendants have sought to have state court actions making similar allegations stayed pending resolution of the multi-district litigation. These efforts have generally been successful, although four cases have proceeded (one each in Florida and New Jersey state courts that have settled, and one each in Texas and Kansas state courts that are proceeding). In the Texas case, a hearing was held on November 11, 2009 on defendants' Special Exceptions. In the Kansas case, defendants are appealing the trial court's April 2010 denial of defendants' motion to dismiss to the Kansas Supreme Court.

     On October 17, 2011, the Court conducted a conference in connection with the tag-along actions that have been consolidated with the Multi-District Litigation, and subsequently ordered that discovery and motion practice may proceed in those cases. The parties subsequently submitted proposed scheduling orders for discovery and any additional motion practice to the Court, and a scheduling conference has been scheduled before the magistrate judge for April 30, 2012.

     AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

     Except as may have been otherwise noted above with respect to specific matters, the Company cannot predict the outcome of the matters described above, reasonably estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an intercompany pooling arrangement. In the opinion of management, except as may have been otherwise noted above with respect to specific matters, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


B.   LEASES

     As of December 31, 2009, all leases were transferred from the Company to National Union. Lease expenses are allocated to each affiliate based upon the percentage of space occupied. The Company's share of these transactions is based on its allocation as a member of the Admitted Pool, based upon its stated pool percentage.

C.   OTHER CONTINGENCIES

     In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity to fund future claim obligations. In the event the life insurers providing the annuity, on certain structured settlements, are not able to meet their obligations, the Company would be liable for the payments of benefits. As of December 31, 2011, the Company has not incurred a loss and there has been no default by any of the life insurers included in the transactions. Management believes that based on the financial strength of the life insurers involved in these structured settlements the likelihood of a loss is remote.

     The estimated loss reserves eliminated by such structured settlement annuities and the present value of annuities due from all life insurers (mostly affiliates) which the Company remains contingently liable amounted to $1,542,389 as of December 31, 2011. Also, as of December 31, 2011, the Company had the following amounts of annuities in excess of 1 percent of its policyholders' surplus due from the following life insurers:


-----------------------------------------------------------------------------------------------------------
                                                                                               Licensed in
Name of life insurer                                                  Location   Balances       New York
-----------------------------------------------------------------------------------------------------------
American General Life Insurance Company                               Texas      $    82,441        No
The United States Life Insurance Company in the City of New York      New York       879,607       Yes
American General Life Insurance Company of Delaware                   Delaware       311,845        No
BMO Life Assurance Company                                            Canada         206,164        No
-----------------------------------------------------------------------------------------------------------


     As part of its private equity portfolio investment, as of December 31, 2011 the Company may be called upon for an additional capital investment of up to $263,490. The Company expects only a small portion of this portfolio will be called during 2012.

     The Company has issued guarantees whereby it unconditionally and irrevocably guaranteed all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. All guarantees were provided in order to secure or maintain the guaranteed companies' rating status issued by certain rating agencies. The Company would be required to perform under the guarantee in the event that guaranteed entities failed to make payments under the policies of insurance issued during the period of the guarantee. For guarantees that have been terminated, the Company remains contingently liable for all policyholder obligations associated with insurance policies issued by the guaranteed entities during the period in which the guarantee was in force.

     The Company has not been required to perform under any of the guarantees that it had issued.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


     The Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the Company's place and stead. Additionally, each guaranteed entity has reported total assets in excess of its liabilities and the majority have invested assets in excess of their direct (prior to reinsurance) policyholder liabilities. Furthermore, for any former affiliate that has been sold, the purchaser has provided the Company with a hold harmless agreement relative to the guarantee. Accordingly, management believes that the likelihood of payment under any of the guarantees is remote.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


     The following schedule sets forth the effective and termination dates of each guarantee, the amount of direct policyholder obligations guaranteed, the invested assets, estimated loss to the Company and policyholder surplus for each guaranteed entity as of December 31, 2011:


     -------------------------------------------------------------------------------------------------------------------------------

                                                                POLICYHOLDER     INVESTED
                                              DATE     DATE     OBLIGATIONS      ASSETS @    ESTIMATED LOSS  POLICYHOLDERS' SURPLUS
     GUARANTEED COMPANY                      ISSUED  TERMINATED @ 12/31/2011     12/31/2011     @ 12/31/2011        @ 12/31/2011
     -------------------------------------------------------------------------------------------------------------------------------
     21st Century Advantage Insurance
     Company (f/k/a AIG Advantage
     Insurance Company)                 *  12/15/97   8/31/09  $       5,645  $      28,397  $            -  $               26,124

     AIG Edison Life Insurance
     Company (formerly GE Edison Life
     Insurance Company)                 **  8/29/03   3/31/11     26,660,158     26,944,023               -               2,123,663

     Farmers Insurance Hawaii (f/k/a
     AIG Hawaii Insurance Company,
     Inc.)                              *   11/5/97   8/31/09         16,983         84,066               -                  76,624

     Chartis Seguros Mexico SA (f/k/a
     AIG Mexico Seguros
     Interamericana, S.A. de C.V.)          12/15/97       -         166,073        100,369               -                  81,157

     American General Life and
     Accident Insurance Company              3/3/03   9/30/10      8,440,946      9,262,389               -                  629,299

     American General Life Insurance
     Company                                 3/3/03  12/29/06     31,095,613     41,395,196               -               7,393,647

     American International Assurance
     Company (Australia) Limited            11/1/02  10/31/10        380,000      1,308,000               -                 404,000

     21st Century North America
     Insurance Company (f/k/a
     American International Insurance
     Company)                           *   11/5/97   8/31/09         37,488        587,979               -                 489,328

     21st Century Superior Insurance
     Company (f/k/a American
     International Insurance Company
     of California, Inc.)               *   12/15/97  8/31/09          1,910         29,818               -                  27,209

     21st Century Pinnacle Insurance
     Company (f/k/a American
     International Insurance Company
     of New Jersey)                     *   12/15/97  8/31/09         13,789         42,910               -                  38,272

     Chartis Europe, S.A. (formerly
     AIG Europe, S.A.)                      9/15/98         -      6,527,141      6,654,194               -               3,390,807

     Chartis UK (f/k/a Landmark
     Insurance Company, Limited (UK))       3/2/98   11/30/07        188,322      5,379,752               -               1,949,112

     Lloyd's Syndicate  1414 (Ascot
     Corporate Name)                        1/20/05  10/31/07        139,593        663,562               -                 151,865

     SunAmerica Annuity and Life
     Assurance Company (Anchor
     National Life Insurance Company)        1/4/99  12/29/06     14,680,609     25,906,187               -                 814,143

     SunAmerica Life Insurance
     Company                                 1/4/99  12/29/06      9,474,897     13,652,491               -               2,907,242

     The United States Life Insurance
     Company in the City of New York         3/3/03   4/30/10      9,667,411     22,548,377               -               1,842,268

     The Variable Annuity Life
     Insurance Company                       3/3/03  12/29/06     45,334,090     64,692,369               -               4,238,814
     -------------------------------------------------------------------------------------------------------------------------------

      TOTAL GUARANTEES                                         $ 152,830,668  $  219,280,079  $            -  $          26,583,574
     ===============================================================================================================================

      * The guaranteed company was formerly part of AIG's Personal Auto Group and was sold on July 1, 2009 to Farmers Group, Inc., a subsidiary of Zurich Financial Services Group (ZFSG). As part of the sale, ZFSG issued a hold harmless agreement to the Company with respect to its obligations under this guarantee.

      ** AIG Edison Life Insurance Company was sold by AIG to Prudential Financial, Inc (PFI) on February 1, 2011. As part of the sale, PFI provided the Company with a hold harmless agreement with respect to its obligations under this guarantee. Amounts disclosed are based on the Edison's fiscal year end of 3/31/2011.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


NOTE 12 - OTHER SIGNIFICANT MATTERS

The Company underwrites a significant concentration of its direct business with brokers.

As of December 31, 2011 and 2010, other admitted assets as reported in the accompanying Statements of Admitted Assets were comprised of the following balances:

--------------------------------------------------------------------------------
OTHER ADMITTED ASSETS                                2011              2010
--------------------------------------------------------------------------------

Allowance provision                              $   (103,402)     $  (245,740)
Deposit accounting assets                                   3              686
Deposit accounting assets - funds held                      -           88,515
Guaranty funds receivable and on deposit               10,011           12,199
Intangible asset - Canada                             (63,660)        (107,372)
Loss funds on deposit                                  51,722           40,858
Note receivable - reinsurance commutation                   -           37,044
Paid loss clearing                                    346,118          318,312
Other assets                                           76,228          137,671
--------------------------------------------------------------------------------
   TOTAL OTHER ADMITTED ASSETS                   $    317,020      $   282,173
================================================================================


Guaranty funds receivable represent payments to various state insolvency funds which are recoupable against future premium tax payments in the respective states. Various states allow insurance companies to recoup assessments over a period of five to ten years.

As of December 31, 2011 and 2010, the Company has a liability for insolvency assessments, workers' compensation second injury and miscellaneous other assessments in the amounts of $138,076 and $40,428, respectively, with related assets for premium tax credits of $10,011 and $12,183, respectively. Of the amount accrued, the Company expects to pay approximately $73,994 for insolvency assessments, workers' compensation second injury and miscellaneous assessments during the next year and $54,071 in future periods. In addition, the Company anticipates it will realize $6,311 of premium tax offset credits and the associated liability in years two through five. The remaining $3,700 will be realized between years six and ten. A reconciliation of assets recognized from paid and accrued premium tax offsets as of December 31, 2011 is set forth below:


a.  Assets recognized from paid and accrued premium tax offsets
    and policy surcharges prior year-end                               $  12,183
b.  Decreases current year:
     Guarantuy fund refunds                                                  403
     Premium tax offset applied                                            2,639
c.  Increases current year:
     Premium tax offset paid                                                 870
d.  Assets recognized from paid and accrued premium tax offsets       -----------
     and policy surcharges current year-end                            $  10,011
                                                                      ===========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


The Company routinely assesses the collectability of its receivable balances for potentially uncollectible premiums receivable due from agents and reinsurance recoverable balances. In connection therewith, as of December 31, 2011 and 2010, the Company had established an allowance for doubtful accounts of $103,402 and $245,740, respectively, which was reported as a contra asset within Other Admitted Assets in the accompanying Statements of Admitted Assets.

During 2011, 2010 and 2009, the Company recorded  $16,296,  $30,549 and $25,860, respectively, for allowance for doubtful accounts to Net Loss from Agents' Balances Charged-off in the accompanying Statements of Operations.

As of December 31, 2011 and 2010, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

-----------------------------------------------------------------------------------------
 OTHER LIABILITIES                                                  2011         2010
-----------------------------------------------------------------------------------------
 Accounts payable                                                $   42,160   $   29,894
 Accrued retrospective premiums                                      64,385       64,651
 Advance premiums                                                     9,915       11,102
 Amounts withheld or retained by company for account of others        4,467       12,459
 Deferred commission earnings                                         4,161        4,357
 Liability for pension and severance pay                             20,276       16,448
 Loss clearing                                                            -        1,777
 Policyholder funds on deposit                                        9,831        9,057
 Remittances and items not allocated                                 24,870       28,426
 Retroactive reinsurance payable                                        352        1,258
 Retroactive reinsurance reserves - assumed                               -        4,174
 Retroactive reinsurance reserves - ceded                             (899)      (2,077)
 Servicing carrier liability                                          6,929        5,597
 Escrow funds (NICO)                                                 25,693            -
 Other legal contingencies                                           52,613            -
 Other liabilities, includes suspense accounts, expense
   account balances and certain accruals                             60,119       60,578
---------------------------------------------------------------------------- ------------
  TOTAL OTHER LIABILITIES                                        $  324,872   $  247,701
=========================================================================================


On March 28, 2012, the balances reported as other legal contingencies were transferred to the parent company and recorded a deemed capital contribution in accordance with SSAP No. 72, Surplus and Quasi-reorganizations (SSAP 72).

NICO funds third party reinsurance recoverable on behalf of Chartis Reinsureds. Chartis reports the balances collected and due to NICO as Escrow funds.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


NOTE 13 - SUBSEQUENT EVENTS

Type I - Recognized Subsequent Events:

Subsequent events have been considered through April 25, 2012 for the statutory statement issued on April 27, 2012.

None

Type II - Nonrecognized Subsequent Events:

Subsequent events have been considered through April 25, 2012 for the statutory statement issued on April 27, 2012.

Effective February 17, 2012, the Company, together with the members of the Admitted Pool, the Chartis U.S. Surplus Lines Pool and AIU Insurance Company (collectively, the "Fleet") entered into a Capital Maintenance Agreement (CMA) with AIG and Chartis, Inc. (AIG CMA). The AIG CMA provides that in the event that the Fleet's Total Adjusted Capital (TAC) falls below the specified minimum percentage of 350 percent of the Fleet's Authorized Control Level (ACL) Risk Based Capital (RBC), as estimated by Chartis, Inc. on a semi-annual basis subject to any adjustments or modifications required by the Company's domiciliary regulator or its independent auditors (the "SMP"), AIG will, within a specified time period prior to the close of the following fiscal quarter, contribute cash, cash equivalents, securities or other acceptable instruments that qualify as admitted assets to the Fleet so that the Fleet's TAC is projected to be equal to or greater than the SMP of the upcoming year-end. Additionally, each of Chartis and each Fleet member agreed, subject to approval by its board of directors and, if necessary, its domestic regulator, as applicable, to pay dividends that will be paid to AIG up to an amount equal to the lesser of (i) the amount necessary to reduce the Fleets ACL RBC to an amount not materially greater than the SMP or (ii) the maximum dividends permitted by any applicable domiciliary regulator.

Effective February 17, 2012, the Fleet entered into a CMA (Chartis CMA) with Chartis, Inc., Chartis U.S., Inc. and Chartis International, LLC (the Chartis entities). The Chartis CMA provides that in the event that the Fleet's TAC exceeds the SMP (as determined pursuant to the terms of the AIG CMA) while at the same time any Fleet member, as an individual legal entity, has a Total Adjusted Capital below 300 percent of such Company's Authorized Control Level RBC (the "Individual Entity Minimum Percentage") (as determined by Chartis pursuant to the methodology set forth in the AIG CMA that is used to determine the SMP), the Chartis Entities and each Fleet member agree to make contributions, pay dividends or cause other transactions to occur that would result in each Fleet member's TAC being above the Individual Entity Minimum Percentage. No Fleet member is required to pay any dividend which would trigger the extraordinary dividend provisions of its domiciliary state or that is otherwise prohibited by such state.

The Company received the approval from the NY DFS to pay dividends of $50,000 to its immediate parent. The dividend was made up of municipal securities and cash of $48,411 and $1,589, respectively, was paid on March 27, 2012.

On April 4, 2012 and effective March 31, 2012, the Company received permission from the NY DFS to effect a quasi-reorganization as set forth in the Statement of Statutory Accounting Principles No. 72. On March 31, 2012, the Company reallocated $1,000,000 from its Gross Paid in and Contributed Surplus to Unassigned Funds. The permitted practice had no impact on the Company's surplus to policyholders or its net income. In addition, there was no impact

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


on the Company's risk based capital results as a result of this permitted practice.

On March 28, 2012, the balances reported as other legal contingencies were transferred to the parent company and recorded a deemed capital contribution in accordance with SSAP 72.

                            PART C: OTHER INFORMATION

ITEM 26. EXHIBITS

(a)  Board of Directors Resolution.

     (1) Resolutions of Board of Directors of American General Life Insurance Company authorizing the establishment of Separate Account VL-R. (1)

(b)  Custodian Agreements. Inapplicable.

(c)  Underwriting Contracts.

     (1) Distribution Agreement between American General Life Insurance Company and American General Equity Services Corporation, effective October 1, 2002. (22)

     (2)  Form of Selling Group Agreement. (23)

     (3) Schedule of Commissions (Incorporated by reference from the text included under the heading "Distribution of the Policies" in the Statement of Additional Information that is filed as part of this amended Registration Statement).

(d)  Contracts.

     (1) Specimen form of the "Platinum Investor(R) III" Flexible Premium Variable Life Insurance Policy (Policy Form No. 00600). (24)

     (2) Specimen form of Extension of Maturity Date Rider, Accumulation Value version (Maturity Extension Rider), Form No. 99110. (37)

     (3) Specimen form of Extension of Maturity Date Rider, Death Benefit version (Maturity Extension Rider), Form No. 99111. (37)

     (4)  Form of Accidental Death Benefit Rider, Form No. 82012. (38)

     (5) Form of Children's Insurance Benefit Rider, Term Life Insurance, Form No. 82410. (38)

     (6) Form of Term Life Insurance Benefit Rider, Providing Annually Renewable Term Insurance (Spouse Term Rider), Form No. 88390. (38)

     (7) Form of Terminal Illness Accelerated Benefit Rider (Terminal Illness Rider), Form No. 91401. (38)

     (8)  Form of Waiver of Monthly Deduction Rider, Form No. 82001. (38)

(e)  Applications.

     (1) Specimen form of Life Insurance Application - Part A, Form No. AGLC 100565-2003. (35)

     (2) Specimen form of Life Insurance Application - Part B, Form No. AGLC 100566-2003. (21)

     (3) Specimen form of Variable Universal Life Insurance Supplemental Application, Form No. AGLC 0198-00 Rev0406. (39)

     (4) Specimen form of Service Request Form, Form No. AGLC0223 Rev1011 (Filed herewith)

     (5)  Form of Cash Disbursement Request Form, Form No. AGLC0109 Rev0904.
          (36)

     (6)  Form of Assignment Form, Form No. AGLC0205 Rev0904. (36)

     (7) Form of Electronic Funds Authorization Form, Form No. AGLC0220 Rev0904. (36)

     (8)  Form of Name and Address Change Form, Form No. AGLC0222 Rev0904. (36)

     (9)  Form of Change of Ownership Form, Form No. AGLC0013 Rev0705. (36)

     (10) Form of Cash Surrender Request Form. Form No. AGLC0112 Rev0403. (36)

     (11) Form of Change of Beneficiary Form, Form No. AGLC0108 Rev0904. (36)

     (12) Specimen form of Limited Temporary Life Insurance Application, Form No. AGLC 101431-2005. (35)

     (13) Form of Reinstatement or Reduction of Premium Rate Application for Life Insurance Form, Form No. AGLC 100440-2002. (36)

     (14) Form of In-Force Change Application Form, Form No. AGLC 100386-2002.
          (36)

     (15) Form of Service Request Form, Form No. AGLC0107 Rev0904. (36)

(f)  Depositor's Certificate of Incorporation and By-Laws. New Bylaws will come.

     (1) Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective December 31, 1991. (2)

     (2) Amendment to the Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective July 13, 1995. (5)

     (3) By-Laws of American General Life Insurance Company, restated as of June 8, 2005. (3)

(g)  Reinsurance Contracts.

     (1) Form of Reinsurance Agreement between American General Life Insurance Company and General & Cologne Life Re of America. (41)

     (2) Form of Reinsurance Agreement between American General Life Insurance Company and Munich American Reassurance Company. (41)

     (3) Form of Reinsurance Agreement between American General Life Insurance Company and RGA Reinsurance Company. (41)

     (4) Form of Reinsurance Agreement between American General Life Insurance Company and Swiss Re Life & Health America, Inc. (41)

(h)  Participation Agreements.

     (1)(a) Form of Participation Agreement by and Among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (6)

     (1)(b) Form of Amendment Four to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated.
             (16)

     (1)(c) Form of Amendment Six to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated.
             (25)

     (1)(d) Form of Amendment No. 14 to Participation Agreement by and among AIM Variable Insurance Funds, Invesco Aim Distributors, Inc., American General Life Insurance Company and American General Equity Services Corporation, effective April 30, 2010. (48)

     (2)(a) Form of Participation Agreement by and among The Alger American Fund, American General Life Insurance Company and Fred Alger & Company, Incorporated. (28)

     (3)(a) Form of Shareholder Services Agreement by and between American General Life Insurance Company and American Century Investment Management, Inc. (14)

     (3)(b) Form of Amendment No. 2 to Shareholder Services Agreement by and between American General Life Insurance Company and American Century Investment Management, Inc. and American Century Investment Services, Inc. (30)

     (4)(a) Form of Participation Agreement by and between American General Life Insurance Company, Warburg Pincus Trust, Credit Suisse Asset Management, LLC and Credit Suisse Asset Management Securities, Inc.
             (17)

     (5)(a) Form of Participation Agreement Between American General Life Insurance Company, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (6)

     (5)(b) Amendment One to Participation Agreement by and among American General Life Insurance Company, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. dated December 1, 1998. (7)

     (5)(c) Form of Fourth Amendment to Participation Agreement dated June 1, 2009 between American General Life Insurance Company, each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc., and Dreyfus Investment Portfolios effective October 1, 2007. (43)

     (6)(a) Form of Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and American General Life Insurance Company. (43)

     (7)(a) Form of Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Equity Services Corporation, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc., dated as of October 1, 2002. (12)

     (7)(b) Form of Amendment No. 5 to Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Equity Services Corporation, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (44)

     (8)(a) Form of Participation Agreement by and between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co. and American General Life Insurance Company. (29)

     (9)(a) Form of Fund Participation Agreement by and between American General Life Insurance Company and Janus Aspen Series. (17)

     (10)(a) Form of Fund Participation Agreement by and between American General Life Insurance Company, JPMorgan Insurance Trust, JPMorgan Investment Advisors Inc., J.P. Morgan Investment Management Inc. and JPMorgan Funds Management, Inc. effective as of April 24, 2009.
             (46)

     (10)(b) Form of Fund/SERV Amendment to Participation Agreement by and between American General Life Insurance Company and J.P. Morgan Series Trust II dated as of October 1, 2007. (44)

     (11)(a) Form of Participation Agreement Among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (6)

     (11)(b) Form of Amendment Five to Participation Agreement by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (17)

     (11)(c) Form of Letter Agreement between Massachusetts Financial Services, MFS Variable Insurance Trust and American General Life Insurance Company, dated December 19, 2005. (41)

     (12)(a) Participation Agreement by and among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd LLP., Van Kampen American Capital Distributors, Inc., American General Life Insurance Company and American General Securities Incorporated. (8)

     (12)(b) Amendment Number 1 to Participation Agreement by and among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd LLP, Van Kampen American Capital Distributors, Inc., American General Life Insurance Company and American General Securities Incorporated. (10)

     (12)(c) Form of Amendment Seven to Participation Agreement among Morgan Stanley Universal Funds, Inc., Van Kampen American Capital Distributors, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd LLP, American General Life Insurance Company and American General Securities Incorporated. (16)

     (12)(d) Form of Amendment Ten to Participation Agreement among Morgan Stanley Universal Funds, Inc., Van Kampen American Capital Distributors, Inc., Morgan Stanley Asset Management Inc., Miller

             Anderson & Sherrerd LLP, American General Life Insurance Company and American General Distributors, Inc. (26)

     (13)(a) Sales Agreement by and between American General Life Insurance Company, Neuberger & Berman Advisors Management Trust and Neuberger & Berman Management Incorporated. (14)

     (13)(b) Form of Assignment and Modification Agreement to Fund Participation Agreement (formerly known as Sales Agreement) by and between Neuberger & Berman Management Incorporated and American General Life Insurance Company. (14)

     (13)(c) Form of Amendment to Fund Participation Agreement by and between Neuberger Berman Management Inc., Neuberger Berman Advisers Management Trust and American General Life Insurance Company. (40)

     (14)(a) Form of Participation Agreement by and among American General Life Insurance Company, Oppenheimer Variable Account Funds, and OppenheimerFunds, Inc. (19)

     (14)(b) Form of Amendment No. 1 to Participation Agreement by and among American General Life Insurance Company, Oppenheimer Variable Account Funds, and OppenheimerFunds, Inc. (34)

     (15)(a) Form of Participation Agreement by and between American General Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributor LLC. (17)

     (15)(b) Form of Amendment No. 1 to Participation Agreement by and between American General Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributor LLC. (36)

     (15)(c) Form of Novation of and Amendment to Participation Agreement by and among Allianz Global Investors Distributors LLC, PIMCO Investments LLC, PIMCO Variable Insurance Trust, The United States Life Insurance Company in the City of New York, as successor to American International Life Assurance Company of New York, American General Life Insurance Company and American General Life Insurance Company of Delaware. (50)

     (16)(a) Form of Participation Agreement by and Among Pioneer Variable Contracts Trust, American General Life Insurance Company, on its own Behalf and on Behalf of Each of the Segregated Asset Accounts, Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc. (12)

     (16)(b) Form of Amendment No. 1 to Participation Agreement by and Among Pioneer Variable Contracts Trust, American General Life Insurance Company, on its own Behalf and on Behalf of Each of the Segregated Asset Accounts, Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc. (36)

     (16)(c) Form of Amendment No. 4 to Participation Agreement by and Among Pioneer Variable Contracts Trust, American General Life Insurance Company, on its own Behalf and on Behalf of Each of the Segregated Asset Accounts, Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc. (44)

     (17)(a) Form of Participation Agreement Among Putnam Variable Trust, Putnam Mutual Funds Corp., and American General Life Insurance Company.
             (6)

     (17)(b) Form of Amendment No. 3 to Participation Agreement Among Putnam Variable Trust, Putnam Mutual Funds Corp., and American General Life Insurance Company dated October 1, 2007. (44)

     (18)(a) Form of Participation Agreement by and between SunAmerica Series Trust and American General Life Insurance Company. (18)

     (18)(b) Form of Addendum to Fund Participation Agreement For Class A Shares by and between SunAmerica Series Trust and American General Life Insurance Company. (31)

     (18)(c) Form of Amendment to Participation Agreement by and between SunAmerica Series Trust and American General Life Insurance Company, dated July 2, 2003. (32)

     (19)(a) Form of Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company. (9)

     (19)(b) Amendment One to Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company dated as of July 21, 1998.
             (7)

     (19)(c) Form of Amendment Two to Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company. (17)

     (19)(d) Form of Amendment Three to Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company. (16)

     (19)(e) Form of Amendment Ninth to Participation Agreement by and between The Variable Annuity Life Insurance Company, AIG Retirement Company I (formerly VALIC Company I), American General Equity Services Corporation and American General Life Insurance Company. (47)

     (19)(f) Form of Amendment Eleventh to Participation Agreement by and among American General Life Insurance Company, American General Equity Services Corporation, VALIC Company I (formerly AIG Retirement Company I) and The Variable Annuity Life Insurance Company effective as of May 1, 2009. (46)

     (19)(g) Form of Twelfth Amendment to Participation Agreement among American General Life Insurance Company, American General Equity Services Corporation, VALIC Company I and The Variable Annuity Life Insurance Company. (48)

     (20)(a) Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Securities Incorporated, Van Kampen American Capital Life Investment Trust, Van Kampen American Capital Asset Management, Inc., and Van Kampen American Capital Distributors, Inc. (8)

     (20)(b) Amendment One to Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Securities Incorporated, Van Kampen American Capital Life Investment Trust, Van Kampen American Capital Asset Management, Inc., and Van Kampen American Capital Distributors, Inc. (7)

     (20)(c) Form of Amendment Six to Amended and Restated Participation Agreement among Van Kampen Life Investment Trust, Van Kampen Funds Inc., Van Kampen Asset Management, Inc., American General Life Insurance Company and American General Securities Incorporated.
             (16)

     (20)(d) Form of Amendment Nine to Amended and Restated Participation Agreement among Van Kampen Life Investment Trust, Van Kampen Funds Inc., Van Kampen Asset Management, Inc., American General Life Insurance Company and American General Distributors, Inc. (26)

     (21)(a) Form of Participation Agreement by and between Vanguard Variable Insurance Funds, The Vanguard Group, Inc., Vanguard Marketing Corporation and American General Life Insurance Company. (17)

     (21)(b) Form of Amendment to Participation Agreement by and between Vanguard Variable Insurance Funds, The Vanguard Group, Inc., Vanguard Marketing Corporation and American General Life Insurance Company. (30)

     (22)(a) Form of Administrative Services Agreement between American General Life Insurance Company and fund distributor. (5)

     (23)(a) Form of Amended and Restated Administrative Services Agreement between American General Life Insurance Company and A I M Advisors, Inc. (30)

     (24)(a) Form of Service Agreement Class O between Fred Alger Management, Inc. and American General Life Insurance Company. (28)

     (25)(a) Form of Administrative Services Agreement by and between American General Life Insurance Company and Credit Suisse Asset Management, LLC. (17)

     (26)(a) Administrative Services Agreement dated as of August 11, 1998, between American General Life Insurance Company and The Dreyfus Corporation. (4)

     (26)(b) Amendment to Administrative Services Agreement dated as of August 11, 1998, between American General Life Insurance Company and The Dreyfus Corporation effective as of December 1, 1998. (4)

     (26)(c) Form of Amendment No. 3 to Administrative Services Agreement dated as of August 11, 1998, between American General Life Insurance Company and The Dreyfus Corporation effective as of October 1, 2007. (43)

     (27)(a) Form of Amended and Restated Service Contract by and between Fidelity Distributors Corporation and American General Equity Services Corporation, effective May 1, 2006. (40)

     (28)(a) Form of Service Agreement by and between Fidelity Investments Institutional Operations Company, Inc. and American General Life Insurance Company. (17)

     (28)(b) Form of First Amendment to Service Agreement by and between Fidelity Investments Institutional Operations Company, Inc. and American General Life Insurance Company. (40)

     (29)(a) Form of Administrative Services Agreement by and among American General Life Insurance Company and Franklin Templeton Services, Inc., dated as of July 1, 1999. (11)

     (29)(b) Form of Amendment to Administrative Services Agreement by and among American General Life Insurance Company and Franklin Templeton Services, LLC, effective November 1, 2001. (20)

     (29)(c) Form of Amendment No. 3 to Administrative Services Agreement by and among American General Life Insurance Company and Franklin Templeton Services, LLC, dated as of July 30, 2004. (12)

     (30)(a) Form of Administrative Services Agreement by and between Goldman, Sachs & Co. and American General Life Insurance Company. (29)

     (31)(a) Form of Distribution and Shareholder Services Agreement by and between Janus Distributors, Inc. and American General Life Insurance Company. (17)

     (32)(a) Form of Indemnification Letter Agreement by and between J.P. Morgan Investment Management Inc. and American General Life Insurance Company. (30)

     (33)(a) Form of Administrative Services Letter Agreement by and between American General Life Insurance Company and JPMorgan Chase Bank (relating to J.P. Morgan Series Trust II), effective May 1, 2003.
             (28)

     (33)(b) Form of Amendment No. 1 to Administrative Services Letter Agreement by and between American General Life Insurance Company and J.P. Morgan Funds Management, Inc. (formerly known as JPMorgan Chase
             Bank) (relating to J.P. Morgan Series Trust II) effective as of October 1, 2007. (43)

     (34)(a) Form of Administrative Services Agreement between American General Life Insurance Company, Miller Anderson & Sherrard LLP and Morgan Stanley Dean Witter Investment Management Inc. (13)

     (35)(a) Form of Administrative Services Agreement by and between American General Life Insurance Company and Neuberger & Berman Management Incorporated. (14)

     (36)(a) Form of Administrative Services Agreement by and among American General Life Insurance Company and OppenheimerFunds, Inc. (19)

     (36)(b) Form of Amendment No. 1 to Administrative Services Agreement by and among American General Life Insurance Company and OppenheimerFunds, Inc. (34)

     (37)(a) Form of Services Agreement by and between American General Life Insurance Company and Pacific Investment Management Company LLC.
             (17)

     (37)(b) Form of Amendment No. 1 to Services Agreement by and between American General Life Insurance Company and Pacific Investment Management Company LLC. (45)

     (38)(a) Form of PIMCO Variable Insurance Trust Services Agreement by and between American General Life Insurance Company and PIMCO Variable Insurance Trust. (17)

     (39)(a) Form of Marketing and Administrative Services Support Agreement by and between Putnam Retail Management Limited Partnership and American General Life Insurance Company. (34)

     (40)(a) Form of Administrative Services Agreement by and between SunAmerica Asset Management Corp. and American General Life Insurance Company.
             (18)

     (41)(a) Form of Administrative Services Agreement between Van Kampen Asset Management Inc. and American General Life Insurance Company dated January 1, 2000 (19)

     (41)(b) Form of Amendment No. 1 to Administrative Services Agreement between Van Kampen Asset Management Inc. and American General Life Insurance Company, dated November 1, 2001. (27)

     (42)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between AIM and American General Life Insurance Company. (41)

     (43)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Alger and American General Life Insurance Company. (41)

     (44)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between American Century and American General Life Insurance Company. (41)

     (45)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Credit Suisse and American General Life Insurance Company. (41)

     (46)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Dreyfus and American General Life Insurance Company. (41)

     (47)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Fidelity and American General Life Insurance Company. (41)

     (48)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Franklin Templeton and American General Life Insurance Company.
             (41)

     (49)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Goldman Sachs and American General Life Insurance Company. (42)

     (50)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Janus and American General Life Insurance Company. (41)

     (51)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between JPMorgan Insurance Trust and American General Life Insurance Company. (46)

     (52)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between MFS and American General Life Insurance Company. (41)

     (53)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Neuberger Berman and American General Life Insurance Company. (41)

     (54)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Oppenheimer and American General Life Insurance Company. (41)

     (55)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between PIMCO and American General Life Insurance Company. (41)

     (56)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Pioneer and American General Life Insurance Company. (41)

     (57)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Putnam and American General Life Insurance Company. (41)

     (58)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between SunAmerica and American General Life Insurance Company. (41)

     (59)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between UIF Morgan Stanley and American General Life Insurance Company. (42)

     (60)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between VALIC and American General Life Insurance Company. ((41)

     (61)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Van Kampen and American General Life Insurance Company. (41)

     (62)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Vanguard and American General Life Insurance Company. (41)

(i)  Administrative Contracts.

     (1)(a) Form of Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company.
             (15)

     (1)(b) Form of Addendum No. 1 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated May 21, 1975. (15)

     (1)(c) Form of Addendum No. 2 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated September 23, 1975. (15)

     (1)(d) Form of Addendum No. 24 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated December 30, 1998. (15)

     (1)(e) Form of Addendum No. 28 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company and American General Life Companies, effective January 1, 2002. (15)

     (1)(f) Form of Addendum No. 30 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company and American General Life Companies, LLC, effective January 1, 2002. (15)

     (1)(g) Form of Addendum No. 32 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, American General Life Companies, LLC and American General Equity Services Corporation, effective May 1, 2004. (31)

(j)  Other Material Contracts.

     (1) General Guarantee Agreement from American Home Assurance Company on behalf of American General Life Insurance Company. (3)

     (2) Notice of Termination of Guarantee as Published in the Wall Street Journal on November 24, 2006. (38)

     (3) Unconditional Capital Maintenance Agreement between American International Group, Inc. and American General Life Insurance Company.
          (48)

(k)  Legal Opinions.

     (1) Opinion and Consent of Pauletta P. Cohn, General Counsel, Life Insurance Operations of American General Life Companies. (24)

     (2) Opinion and Consent of Sullivan & Cromwell LLP, Counsel to American Home Assurance Company. (33)

(l)  Actuarial Opinion.

     (1) Opinion and Consent of American General Life Insurance Company's actuary. (24)

(m)  Calculation. None

(n)  Other Opinions.

     (1) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP. (Filed herewith)

     (2) Consent of Certified Public Accountants, PricewaterhouseCoopers, Hong Kong (Filed herewith)

(o)  Omitted Financial Statements. None

(p)  Initial Capital Agreements. None

(q)  Redeemability Exemption.

     (1) Description of American General Life Insurance Company's Issuance, Transfer and Redemption Procedures for the Variable Universal Life Insurance Policies Pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940 as of May 2, 2011. (48)

(r)  Powers of Attorney.

     (1) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of American Home Assurance Company. (49)

     (2 Power of Attorney with respect to Registration Statements and Amendments thereto adding Sean T. Leonard, Director, of American Home Assurance Company (51)

----------

(1) Incorporated by reference to initial filing of Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on December 18, 1997.

(2) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on October 16, 1991.

(3) Incorporated by reference to Post-Effective Amendment No. 11 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on August 12, 2005.

(4) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 333-70667) of American General Life Insurance Company Separate Account D filed on January 15, 1999.

(5) Incorporated by reference to Pre-Effective Amendment No. 3 to Form S-6 Registration Statement (File No. 333-53909) of American General Life Insurance Company Separate Account VL-R filed on August 19, 1998.

(6) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on March 23, 1998.

(7) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-70667) of American General Life Insurance Company Separate Account D filed on March 18, 1999.

(8) Incorporated by reference to Post-Effective Amendment No. 12 to Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on April 30, 1997.

(9) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-40637) of American General Life Insurance Company Separate Account D filed on February 12, 1998.

(10) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-80191) of American General Life Insurance Company Separate Account VL-R filed on August 25, 1999.

(11) Incorporated by reference to Post-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-87307) of American General Life Insurance Company Separate Account VL-R filed on October 10, 2000.

(12) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6 Registration Statement (File No. 333-80191) of American General Life Insurance Company Separate Account VL-R filed on December 2, 2004.

(13) Incorporated by reference to Post-Effective Amendment No. 18 to Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on April 12, 2000.

(14) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-89897) of American General Life Insurance Company Separate Account VL-R filed on January 21, 2000.

(15) Incorporated by reference to Post-Effective Amendment No. 8 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on May 3, 2004.

(16) Incorporated by reference to Post-Effective Amendment No. 4 to Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on October 11, 2000.

(17) Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement (File No. 333-80191) of American General Life Insurance Company Separate Account VL-R filed on September 20, 2000.

(18) Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement (File No. 333-65170) of American General Life Insurance Company Separate Account VL-R filed on April 24, 2002.

(19) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-87307) of American General Life Insurance Company Separate Account VL-R filed on January 20, 2000.

(20) Incorporated by reference to Post-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-65170) of American General Life Insurance Company Separate Account VL-R filed on December 3, 2001.

(21) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-109613) of American General Life Insurance Company Separate Account VL-R filed on October 10, 2003.

(22) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 333-40637) of American General Life Insurance Company Separate Account D filed on November 8, 2002.

(23) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-102299) of American General Life Insurance Company Separate Account VUL-2 filed on December 31, 2002.

(24) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on October 26, 2000.

(25) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-103361) of American General Life Insurance Company Separate Account VL-R filed on February 21, 2003.

(26) Incorporated by reference to Post-Effective Amendment No. 3 to Form N-6 Registration Statement (File No. 333-65170) of American General Life Insurance Company Separate Account VL-R filed on January 23, 2003.

(27) Incorporated by reference to Post-Effective Amendment No. 4 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on February 10, 2003.

(28) Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2003.

(29) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6 Registration Statement (File No. 333-90787) of American General Life Insurance Company Separate Account VL-R filed on December 19, 2003.

(30) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on May 2, 2005.

(31) Incorporated by reference to Post-Effective Amendment No. 9 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on December 3, 2004.

(32) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-109206) of American General Life Insurance Company Separate Account D filed on December 17, 2003.

(33) Incorporated by reference to Post-Effective Amendment No. 12 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on October 24, 2005.

(34) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-129552) of American General Life Insurance Company Separate Account VL-R filed on May 1, 2006.

(35) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-129552) of American General Life Insurance Company Separate Account VL-R filed on November 8, 2005.

(36) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-129552) of American General Life Insurance Company Separate Account VL-R filed on March 30, 2006.

(37) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on August 18, 2004.

(38) Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on December 12, 2006.

(39) Incorporated by reference to Post-Effective Amendment No. 14 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on May 1, 2006.

(40) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-137817) of American General Life Insurance Company Separate Account VL-R filed on December 14, 2006.

(41) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on May 1, 2007.

(42) Incorporated by reference to Post-Effective Amendment No. 16 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on May 1, 2007.

(43) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-144594) of American General Life Insurance Company Separate Account VL-R filed on October 2, 2007.

(44) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-153068) of American General Life Insurance Company Separate Account VL-R filed on December 3, 2008.

(45) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on May 1, 2009.

(46) Incorporated by reference to Post-Effective Amendment No. 2 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on May 3, 2010.

(47) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on August 28, 2008.

(48) Incorporated by reference to Post-Effective Amendment No. 3 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on May 2, 2011.

(49) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6 Registration Statement (File No. 333-129552) of American General Life Insurance Company Separate Account VL-R filed on May 2, 2011.

(50) Incorporated by reference to Post-Effective Amendment No. 4 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2012.

(51) Incorporated by reference to Post-Effective Amendment No. 8 to Form N-6 Registration Statement (File No. 333-129552) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2012.

ITEM 27.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

   NAME AND PRINCIPAL       POSITIONS AND OFFICES WITH DEPOSITOR
    BUSINESS ADDRESS        AMERICAN GENERAL LIFE INSURANCE COMPANY
-------------------------   ---------------------------------------

Mary Jane B. Fortin         Director, Chairman, President and Chief Executive
2929 Allen Parkway          Officer
Houston, TX 77019

Robert M. Beuerlein         Director, Senior Vice President and Chief and
2727-A Allen Parkway        Appointed Actuary
Houston, TX 77019

Jeffrey H. Carlson          Director, Executive Vice President, Chief Service
2727-A Allen Parkway        and Information Officer
Houston, TX 77019

Don W. Cummings             Director, Senior Vice President and Chief Financial
2929 Allen Parkway          Officer
Houston, TX 77019

Kyle L. Jennings            Director, Executive Vice President, General Counsel
2919 Allen Parkway          and Secretary
Houston, TX 77019

Curtis W. Olson             President-Benefit Solutions
3600 Route 66
Neptune, NJ 07753

Steven D. Anderson          Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Erik A. Baden               Senior Vice President, Chief Marketing Officer
2929 Allen Parkway
Houston, TX 77019

Wayne A. Barnard            Senior Vice President and Illustration Actuary
2929 Allen Parkway
Houston, TX 77019

David W. Butterfield        Senior Vice President
3600 Route 66
Neptune, NJ 07753

   NAME AND PRINCIPAL       POSITIONS AND OFFICES WITH DEPOSITOR
    BUSINESS ADDRESS        AMERICAN GENERAL LIFE INSURANCE COMPANY
-------------------------   ---------------------------------------

Brad J. Gabel               Senior Vice President, Chief Underwriter
1200 N. Mayfair Road
Milwaukee, WI 53226

John Gatesman               Senior Vice President
2929 Allen Parkway
Houston, TX 77019

William Patrick Hayes       Chief Compliance Officer
2919 Allen Parkway
Houston, TX 77019

Robert F. Herbert, Jr.      Senior Vice President, Treasurer and Controller
2727-A Allen Parkway
Houston, TX 77019

David S. Jorgensen          Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Glen D. Keller              Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Stephen Kennedy             Senior Vice President
2727-A Allen Parkway
Houston, TX 77017

Frank A. Kophamel           Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Simon J. Leech              Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Edmund D. McClure           Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Richard D. McFarland        Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

   NAME AND PRINCIPAL       POSITIONS AND OFFICES WITH DEPOSITOR
    BUSINESS ADDRESS        AMERICAN GENERAL LIFE INSURANCE COMPANY
-------------------------   ---------------------------------------

Laura W. Milazzo            Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Larry Nisenson              Senior Vice President
2929 Allen Parkway
Houston, TX 77019

John W. Penko               Senior Vice President
Walnut Glen Tower
8144 Walnut Hill Lane
Dallas, TX 75231

Rodney E. Rishel            Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Dale W. Sachtleben          Senior Vice President
3051 Hollis Drive
Springfield, IL 62704

Durr Sexton                 Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Carol B. Whaley             Senior Vice President
3600 Route 66
Neptune, NJ 07753

Chris N. Aiken              Vice President
2727-A Allen Parkway
Houston, TX 77019

Chris Ayers                 Vice President
2727-A Allen Parkway
Houston, TX 77019

Edward F. Bacon             Vice President
2727-A Allen Parkway
Houston, TX 77019

Joan M. Bartel              Vice President
2929 Allen Parkway
Houston, TX 77019

   NAME AND PRINCIPAL       POSITIONS AND OFFICES WITH DEPOSITOR
    BUSINESS ADDRESS        AMERICAN GENERAL LIFE INSURANCE COMPANY
-------------------------   ---------------------------------------

Robert Beauchamp            Vice President
2929 Allen Parkway
Houston, TX 77019

Michael B. Boesen           Vice President
2929 Allen Parkway
Houston, TX 77019

Laura J. Borowski           Vice President
1200 N. Mayfair Road
Milwaukee, WI 53226

David R. Brady              Vice President
200 Liberty Street
New York, NY 10281

Dan Chamberlain             Vice President
2727-A Allen Parkway
Houston, TX 77019

Mark E. Childs              Vice President
2727-A Allen Parkway
Houston, TX 77019

Robert M. Cicchi            Vice President
2727-A Allen Parkway
Houston, TX 77019

Lawrence C. Cox             Vice President
2929 Allen Parkway
Houston, TX 77019

Timothy M. Donovan          Vice President
2929 Allen Parkway
Houston, TX 77019

Jay Drucker                 Vice President
2929 Allen Parkway
Houston, TX 77019

Farideh N. Farrokhi         Vice President and Assistant Secretary
2727-A Allen Parkway
Houston, TX 77019

   NAME AND PRINCIPAL       POSITIONS AND OFFICES WITH DEPOSITOR
    BUSINESS ADDRESS        AMERICAN GENERAL LIFE INSURANCE COMPANY
-------------------------   ---------------------------------------

Royce Fithen                Vice President
205 E. 10th Avenue
Amarillo, TX 79101

Frederick J. Garland, Jr.   Vice President
2929 Allen Parkway
Houston, TX 77019

Liza Glass                  Vice President
2727-A Allen Parkway
Houston, TX 77019

Leo W. Grace                Vice President and Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

Richard L. Gravette         Vice President and Assistant Treasurer
2727-A Allen Parkway
Houston, TX 77019

Lori S. Guadagno            Vice President
599 Lexington Avenue
New York, NY 10022

Daniel J. Gutenberger       Vice President and Medical Director
2727-A Allen Parkway
Houston, TX 77019

Joel H. Hammer              Vice President
32 Old Slip
New York, NY 10005

D. Leigh Harrington         Vice President
2727-A Allen Parkway
Houston, TX 77019

Michael S. Harrison         Vice President
2929 Allen Parkway
Houston, TX 77019

Tim Heslin                  Vice President
2929 Allen Parkway
Houston, TX 77019

   NAME AND PRINCIPAL       POSITIONS AND OFFICES WITH DEPOSITOR
    BUSINESS ADDRESS        AMERICAN GENERAL LIFE INSURANCE COMPANY
-------------------------   ---------------------------------------

Keith C. Honig              Vice President
1 SunAmerica Center
1999 Avenue of the Stars
Los Angeles, CA 90067

Stephen D. Howard           Vice President
81411 Walnut Hill Lane
Dallas, TX 75231

S. Caitlin Irby             Vice President
2727-A Allen Parkway
Houston, TX 77019

Walter P. Irby              Vice President
2929 Allen Parkway
Houston, TX 77019

Sharla A. Jackson           Vice President
205 E. 10th Avenue
Amarillo, TX 79101

Wesley E. Jarvis            Vice President
3600 Route 66
Neptune, NJ 07753

Debra H. Kile               Vice President and Medical Director
2727-A Allen Parkway
Houston, TX 77019

Michael J. Krugel           Vice President
1200 N. Mayfair Road
Milwaukee, WI 53226

Melvin C. McFall            Vice President
2727-A Allen Parkway
Houston, TX 77019

Lochlan O. McNew            Vice President and Investment Officer
2929 Allen Parkway
Houston, TX 77019

Gwendolyn J. Mallett        Vice President
2727-A Allen Parkway
Houston, TX 77019

   NAME AND PRINCIPAL       POSITIONS AND OFFICES WITH DEPOSITOR
    BUSINESS ADDRESS        AMERICAN GENERAL LIFE INSURANCE COMPANY
-------------------------   ---------------------------------------

W. Larry Mask               Vice President, Real Estate Investment Officer and
2929 Allen Parkway          Assistant Secretary
Houston, TX 77019

Beverly A. Meyer            Vice President
1200 N. Mayfair Road
Milwaukee, WI 53226

Candace A. Michael          Vice President
2727-A Allen Parkway
Houston, TX 77019

Michael R. Murphy           Vice President
1200 N. Mayfair Road
Milwaukee, WI 53226

David W. Napoli             Vice President
2929 Allen Parkway
Houston, TX 77019

Deanna D. Osmonson          Vice President
3600 Route 66
Neptune, NJ 07753

Rembert R. Owen, Jr.        Vice President, Real Estate Investment Officer and
2929 Allen Parkway          Assistant Secretary
Houston, TX 77019

Cathy A. Percival           Vice President and Medical Director
2727-A Allen Parkway
Houston, TX 77019

Carin M. Phelan             Vice President
2929 Allen Parkway
Houston, TX 77019

Glenn H. Plotkin            Vice President
1200 N. Mayfair Road
Milwaukee, WI 53226

John R. Rafferty            Vice President
2929 Allen Parkway
Houston, TX 77019

   NAME AND PRINCIPAL       POSITIONS AND OFFICES WITH DEPOSITOR
    BUSINESS ADDRESS        AMERICAN GENERAL LIFE INSURANCE COMPANY
-------------------------   ---------------------------------------

Debbie Runge                Vice President, Human Resources
2929 Allen Parkway
Houston, TX 77019

Carly Sanchez               Vice President  and Chief Diversity Officer
2727-A Allen Parkway
Houston, TX  77019

Michael C. Sibley           Vice President
Walnut Glen Tower
8144 Walnut Hill Lane
Dallas, TX 75231

T. Clay Spires              Vice President and Tax Officer
2727-A Allen Parkway
Houston, TX 77019

Gregory R. Thornton         Vice President
3051 Hollis Drive
Springfield, IL 62704

Veronica Torralba           Vice President
2727-A Allen Parkway
Houston, TX 77019

Cynthia P. Wieties          Vice President
2929 Allen Parkway
Houston, TX 77019

Jeffrey L. Winkelmann       Vice President
1200 N. Mayfair Road
Milwaukee, WI 53226

Lauren W. Jones             Chief Counsel - Business Lines and Assistant
2919 Allen Parkway          Secretary
Houston, TX 77019

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. An organizational chart for American International Group, Inc. can be found as Exhibit 21 in American International Group, Inc.'s Form 10-K, SEC file Number 001-08787, accession number 0001047469-12-001369, filed February 23, 2012. Exhibit 21 is incorporated herein by reference.

The Registrant is a separate account of American General Life Insurance Company (Depositor).

ITEM 29. INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

AMERICAN GENERAL LIFE INSURANCE COMPANY

Except as otherwise required by applicable law:

(a) The company shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or on behalf of the company) by reason of the fact that he is or was director, officer, or employee or agent of the company, or is or was serving at the request of the company as director, officer, employee or agent of another company or enterprise, against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding; provided that he (1) acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the company; and, (2) with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, by itself, create a presumption that the person did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was lawful.

(b) The company shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or on behalf of the company to procure a judgment in the company's favor, by reason of the fact that he is or was a director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another company or enterprise, against expenses (including attorney's fees), judgments and amounts paid in settlement actually and reasonably incurred by him in connection with the defense or settlement of such action, suit or proceeding; provided that he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the company, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the company unless and only to the extent that the court in which such action, suit or proceeding was brought or any other court of competent jurisdiction shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity.

(c) To the extent that a director, officer, or employee or agent of the company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in paragraphs (a) and (b) above, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorney's fees) actually and reasonably incurred by him in connection therewith.

(d) Any indemnification under paragraphs (a) and (b) above (unless ordered by a court or made pursuant to a determination by a court as hereinafter provided) shall be made by the company upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances and he has met the applicable standard of conduct set forth in paragraphs (a) and (b). Such determination shall be made (1) by the Board by a majority of a quorum consisting of directors who were not parties to such action, suit or proceeding (disinterested), or (2) by a committee of disinterested directors designated by majority vote of disinterested directors, even though less than a quorum, or (3) by independent legal counsel in a written opinion, and such legal counsel was selected by a majority vote of a quorum of the disinterested directors, or (4) by the stockholders. In the absence of a determination that indemnification is proper, the director, officer or employee may apply to the court conducting the proceeding or another court of competent jurisdiction which shall determine whether the director, officer, employee or agent has met the applicable standard of conduct set forth in paragraphs (a) and (b). If the court shall so determine, indemnification shall be made under paragraph (a) or (b) as the case may be.

(e) Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the company in advance of the final disposition of such action, suit or proceeding as authorized by the Board in the manner provided in paragraph (d) upon receipt of a written instrument acceptable to the Board by or on behalf of the director, officer, employee or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the company as authorized in this section.

(f) The indemnification provided by the company's By-Laws shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any agreement, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit or the heirs, executors and administrators of such a person.

(g) The company shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another company, or enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the company would have the power to indemnify him against such liability under the provisions of the company's By-Laws.

ITEM 30. PRINCIPAL UNDERWRITERS

(a) Other Activity. Registrant's principal underwriter, American General Equity Services Corporation, also acts as principal underwriter for the following investment companies:


AMERICAN GENERAL LIFE INSURANCE COMPANY
Separate Account A
Separate Account D
Separate Account VA-1
Separate Account VA-2
Separate Account VUL
Separate Account VUL-2

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
Variable Account I
Variable Account II

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
Separate Account USL VL-R
Separate Account USL VA-R
Separate Account USL A
Separate Account USL B

(b) Management.

  NAME AND PRINCIPAL     POSITIONS AND OFFICES WITH UNDERWRITER
   BUSINESS ADDRESS      AMERICAN GENERAL EQUITY SERVICES CORPORATION
----------------------   --------------------------------------------

Mary Jane B. Fortin      Director and Chairman of the Board of Directors
2929 Allen Parkway
Houston, TX  77019

Erik A. Baden            Director
2929 Allen Parkway
Houston, TX 77019

John Gatesman            Director, President and Chief Executive Officer
2929 Allen Parkway
Houston, TX 77019

Kyle L. Jennings         Executive Vice President, General Counsel and Secretary
2919 Allen Parkway
Houston, TX 77019

Larry Blews              Vice President and Chief Compliance Officer
2727-A Allen Parkway
Houston, TX  77019

Robert F. Herbert, Jr.   Vice President
2727-A Allen Parkway
Houston, TX 77019

T. Clay Spires           Vice President and Tax Officer
2727-A Allen Parkway
Houston, TX 77019

Lauren W. Jones          Assistant Secretary
2919 Allen Parkway
Houston, TX 77019

Rhonda Washington        Treasurer, Controller
2727-A Allen Parkway
Houston, TX  77019

Barbara J. Moore         Assistant Tax Officer
2727-A Allen Parkway
Houston, TX 77019

  NAME AND PRINCIPAL     POSITIONS AND OFFICES WITH UNDERWRITER
   BUSINESS ADDRESS      AMERICAN GENERAL EQUITY SERVICES CORPORATION
----------------------   --------------------------------------------

Becky Strom              Vice President, Chief Privacy Officer & Anti-Money
2727-A Allen Parkway     Laundering Officer
Houston, TX 77019

(c)  Compensation From the Registrant.

NAME OF PRINCIPAL        NET UNDERWRITING  COMPENSATION ON EVENTS     BROKERAGE    OTHER
UNDERWRITER              DISCOUNTS AND     OCCASIONING THE DEDUCTION  COMMISSIONS  COMPENSATION
                         COMMISSIONS       OF A DEFERRED SALES LOAD
American General Equity        0                      0                   0             0
Services Corporation

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of American General Life Insurance Company at its principal executive office located at 2727-A Allen Parkway, Houston, Texas 77019-2191 or at American General Life Insurance Company's Administrative Office located at 3051 Hollis Drive, Springfield, Illinois 62704.

ITEM 32. MANAGEMENT SERVICES Not applicable.

ITEM 33. FEE REPRESENTATION

American General Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and risks assumed by American General Life Insurance Company.

UNDERTAKINGS OF THE DEPOSITOR

During any time there are insurance obligations outstanding and covered by the guarantee issued by American Home Assurance Company ("American Home Guarantee Period"), filed as an exhibit to this Registration Statement (the "American Home Guarantee"), the Depositor hereby undertakes to provide notice to policy owners covered by the American Home Guarantee promptly after the happening of significant events related to the American Home Guarantee.

These significant events include: (i) termination of the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; (ii) a default under the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; or (iii) the insolvency of American Home Assurance Company ("American Home").

Depositor hereby undertakes during the American Home Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of American Home in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of American Home regarding such financial statements.

During the American Home Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policy owners, an offer to supply the Statement of Additional Information which shall contain the annual audited statutory financial statements of American Home, free of charge upon a policy owner's request.

As of December 29, 2006 at 4:00 p.m. Eastern time (the "Point of Termination"), the American Home Guarantee was terminated for prospectively issued Policies. The American Home Guarantee will not cover any Policies with a date of issue later than the Point of Termination. The American Home Guarantee will continue to cover Policies with a date of issue earlier than the Point of Termination until all insurance obligations under such Policies are satisfied in full.

                               POWERS OF ATTORNEY

     Each person whose signature appears below hereby appoints Edward F. Bacon, Don W. Cummings and Kyle L. Jennings and each of them, any one of whom may act without the joinder of the others, as his/her attorney-in-fact to sign on his/her behalf and in the capacity stated below and to file all amendments to this Registration Statement, which amendment or amendments may make such changes and additions to this Registration Statement as such attorney-in-fact may deem necessary or appropriate.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, American General Life Insurance Company Separate Account VL-R, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf, by the undersigned, duly authorized, in the City of Houston, and State of Texas on the 27th day of April, 2012.


                                        AMERICAN GENERAL LIFE INSURANCE COMPANY
                                        SEPARATE ACCOUNT VL-R
                                        (Registrant)

                                    BY: AMERICAN GENERAL LIFE INSURANCE COMPANY
                                        (On behalf of the Registrant and itself)


                                    BY: DON W. CUMMINGS
                                        ---------------
                                        DON W. CUMMINGS
                                        SENIOR VICE PRESIDENT
                                           AND CHIEF FINANCIAL OFFICER


                                    AGL - 1

     Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons, on behalf of the Depositor and Registrant, in the capacities and on the dates indicated.

Signature                    Title                                Date
---------                    -----                                ----


MARY JANE B. FORTIN          Director, Chairman, President        April 27, 2012
-------------------          and Chief Executive Officer
MARY JANE B. FORTIN


DON W. CUMMINGS              Director, Senior Vice President      April 27, 2012
---------------              and Chief Financial Officer
DON W. CUMMINGS


ROBERT M. BEUERLEIN          Director                             April 27, 2012
-------------------
ROBERT M. BEUERLEIN


JEFFREY H. CARLSON           Director                             April 27, 2012
------------------
JEFFREY H. CARLSON


KYLE L. JENNINGS             Director                             April 27, 2012
----------------
KYLE L. JENNINGS


                                     AGL - 2

                                                                       333-43264
                                                                       811-08561

                                   SIGNATURES

     American Home Assurance Company has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 27th day of April, 2012.

                                                AMERICAN HOME ASSURANCE COMPANY


                                            BY: SEAN T. LEONARD
                                                ---------------
                                                SEAN T. LEONARD
                                                CHIEF FINANCIAL OFFICER AND
                                                    SENIOR VICE PRESIDENT

     This amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                  Title                       Date
---------                                  -----                       ----
*PETER D. HANCOCK            Chairman and Director                April 27, 2012
-----------------
PETER D. HANCOCK


*PETER J. EASTWOOD           Director, President and Chief        April 27, 2012
------------------           Executive Officer
PETER J. EASTWOOD


SEAN T. LEONARD              Director, Chief Financial            April 27, 2012
---------------              Officer and Senior Vice President
SEAN T. LEONARD


*JAMES BRACKEN               Director                             April 27, 2012
--------------
JAMES BRACKEN


*JOHN Q. DOYLE               Director                             April 27, 2012
--------------
JOHN Q. DOYLE


*DAVID NEIL FIELDS           Director                             April 27, 2012
------------------
DAVID NEIL FIELDS


*DAVID L. HERZOG             Director                             April 27, 2012
----------------
DAVID L. HERZOG


*MONIKA MARIA MACHON         Director                             April 27, 2012
--------------------
MONIKA MARIA MACHON


*RALPH W. MUCERINO           Director                             April 27, 2012
------------------
RALPH W. MUCERINO


*SID SANKARAN                Director                             April 27, 2012
-------------
SID SANKARAN


*CHRISTOPHER L. SPARRO       Director                             April 27, 2012
----------------------
CHRISTOPHER L. SPARRO


*MARK TIMOTHY WILLIS         Director                             April 27, 2012
--------------------
MARK TIMOTHY WILLIS


* BY: SEAN T. LEONARD
      ---------------
      SEAN T. LEONARD
      ATTORNEY-IN-FACT
      (Exhibit (r) to the Registration Statement)

                                  EXHIBIT INDEX

ITEM 26. EXHIBITS

     (e)(4)  Specimen form of Service Request Form, Form No. AGLC0223 Rev1011

     (n)(1) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP.

     (n)(2) Consent of Certified Public Accountants, PricewaterhouseCoopers, Hong Kong (1 page)


                                       E-1